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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 12/31/15

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Emerging Markets Managed Volatility Fund

INTECH Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This emerging markets equity fund strictly adheres to a highly-evolved process that targets the most optimal portfolio with the potential for the highest return per unit of risk, or risk-adjusted return, and adjusts based on actual volatility in the market at any point in time. The Fund’s unemotional approach seeks to provide downside mitigation along with growth participation when markets are on the rise.

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, INTECH Emerging Markets Managed Volatility Fund returned -13.42% for its Class I Shares. This compares to the -17.36% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI Emerging Markets Index posted a return of -17.36% for the six-month period ending December 31, 2015. INTECH Emerging Markets Managed Volatility Fund outperformed the MSCI Emerging Markets Index over the period and generated a return of -13.42%.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the emerging equity markets. On average, the Fund was overweight lower beta stocks or stocks with lower sensitivity to market movements which tend to be less volatile. During the period, lower beta stocks outperformed higher beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks contributed to the Fund’s relative return for the period.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the MSCI Emerging Markets Index. INTECH Emerging Markets Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning detracted from relative performance during the period. Specifically, an average underweight to the information technology sector, as well as an average overweight allocation to the telecommunication services sector, detracted from relative performance. However, an overall positive selection effect offset adverse sector positioning and contributed to the Fund’s relative performance during the period, especially within the financials and telecommunication services sectors.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Fund shareholders.

Thank you for your investment in INTECH Emerging Markets Managed Volatility Fund.

2	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
iShares India 50
Exchange-Traded Funds (ETFs)	11.2%
Chunghwa Telecom Co., Ltd.
Diversified Telecommunication Services	5.1%
Public Bank Bhd
Commercial Banks	1.8%
Komercni Banka A/S
Commercial Banks	1.8%
Far EasTone Telecommunications Co., Ltd.
Wireless Telecommunication Services	1.7%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	86.5%
Investment Companies	11.8%
Preferred Stocks	1.8%
Other	(0.1)%
100.0%

Emerging markets comprised 97.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

Janus Investment Fund	3

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios - per the October 28, 2015
Average Annual Total Return - for the periods ended December 31, 2015				prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-13.47%	-10.16%	-8.24%	36.32%	1.36%
Class A Shares at MOP	-18.41%	-15.32%	-13.33%
Class C Shares at NAV	-13.86%	-10.90%	-8.96%	37.13%	2.14%
Class C Shares at CDSC	-14.71%	-11.78%	-8.96%
Class D Shares(1)	-13.40%	-10.08%	-8.16%	27.21%	1.28%
Class I Shares	-13.42%	-9.93%	-8.02%	27.42%	1.10%
Class S Shares	-13.47%	-10.32%	-8.40%	36.59%	1.63%
Class T Shares	-13.40%	-10.08%	-8.16%	35.60%	1.37%
MSCI Emerging Markets IndexSM	-17.36%	-14.92%	-10.83%
Morningstar Quartile - Class I Shares	-	1st	2nd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	201/870	254/870

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market

4	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Standard deviation measures historical volatility. Higher standard deviation implies greater volatility. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$865.30	$6.10	$1,000.00	$1,018.60	$6.60	1.30%
Class C Shares	$1,000.00	$861.40	$9.36	$1,000.00	$1,015.08	$10.13	2.00%
Class D Shares	$1,000.00	$866.00	$5.82	$1,000.00	$1,018.90	$6.29	1.24%
Class I Shares	$1,000.00	$865.80	$5.11	$1,000.00	$1,019.66	$5.53	1.09%
Class S Shares	$1,000.00	$865.30	$6.33	$1,000.00	$1,018.35	$6.85	1.35%
Class T Shares	$1,000.00	$866.00	$5.30	$1,000.00	$1,019.46	$5.74	1.13%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – 86.5%
Air Freight & Logistics – 0.9%
Hyundai Glovis Co., Ltd.*	91	$14,982
Auto Components – 0.7%
Cheng Shin Rubber Industry Co., Ltd.	2,000	3,246
Hyundai Mobis Co., Ltd.*	44	9,252
		12,498
Automobiles – 1.5%
Hyundai Motor Co.	30	3,813
Kia Motors Corp.*	472	21,178
		24,991
Beverages – 0.7%
Cia Cervecerias Unidas SA	179	1,983
Coca-Cola Femsa SAB de CV	200	1,438
Tsingtao Brewery Co., Ltd.	2,000	9,058
		12,479
Chemicals – 0.1%
Hyosung Corp.*	16	1,604
Commercial Banks – 18.5%
Agricultural Bank of China, Ltd. - Class H	11,000	4,499
Alior Bank SA*	167	2,836
Banco de Chile	74,011	7,547
Banco de Credito e Inversiones	78	2,946
Banco Santander Chile	28,564	1,283
Bangkok Bank PCL	700	3,007
Bank of Communications Co., Ltd - Class H	9,000	6,341
Bank of the Philippine Islands	5,660	10,089
Bank Pekao SA	272	9,968
BDO Unibank, Inc.	4,140	9,241
Chang Hwa Commercial Bank, Ltd.	1,680	803
China CITIC Bank Corp., Ltd. - Class H*	2,000	1,296
China Construction Bank Corp. - Class H	9,000	6,167
China Everbright Bank Co., Ltd. - Class H	1,000	486
Commercial Bank QSC	550	6,932
Commercial International Bank Egypt SAE	4,786	23,282
Doha Bank QSC	825	10,081
Dubai Islamic Bank PJSC	834	1,403
First Financial Holding Co., Ltd.	18,105	8,435
First Gulf Bank PJSC	3,765	12,967
Grupo Financiero Banorte SAB de CV	300	1,654
Hong Leong Bank Bhd	3,100	9,712
Industrial & Commercial Bank of China, Ltd. - Class H	3,000	1,812
Kasikornbank PCL	500	2,078
KB Financial Group, Inc.*	49	1,386
Komercni Banka A/S	152	30,282
Krung Thai Bank PCL	10,000	4,643
Masraf Al Rayan QSC	148	1,528
Mega Financial Holding Co., Ltd.	7,000	4,529
National Bank of Abu Dhabi PJSC	6,026	13,060
OTP Bank PLC	722	14,969
Powszechna Kasa Oszczednosci Bank Polski SA*	516	3,602
Public Bank Bhd	7,100	30,651
Qatar Islamic Bank SAQ	495	14,503
Qatar National Bank SAQ	523	25,132
Shinhan Financial Group Co., Ltd.*	28	945
Taiwan Cooperative Financial Holding Co., Ltd.	50,521	21,152
VTB Bank PJSC (GDR)	2,983	6,291
		317,538
Commercial Services & Supplies – 1.5%
KEPCO Plant Service & Engineering Co., Ltd.*	160	12,147

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
S-1 Corp.*	161	$13,692
		25,839
Construction Materials – 0.3%
Siam Cement PCL	400	5,071
Consumer Finance – 0.1%
Gentera SAB de CV	500	968
Containers & Packaging – 0.3%
Klabin SA	900	5,336
Diversified Consumer Services – 0.4%
New Oriental Education & Technology Group, Inc. (ADR)	200	6,274
Diversified Financial Services – 0.6%
Ayala Corp.	670	10,768
Diversified Telecommunication Services – 7.1%
China Telecom Corp., Ltd. - Class H	18,000	8,454
China Unicom Hong Kong, Ltd.	4,000	4,878
Chunghwa Telecom Co., Ltd.	29,000	87,508
Emirates Telecommunications Group Co. PJSC	845	3,704
Hellenic Telecommunications Organization SA	73	733
Telekom Malaysia Bhd	2,000	3,161
Telekomunikasi Indonesia Persero Tbk PT	57,100	12,866
		121,304
Electric Utilities – 1.6%
CEZ A/S	1,283	22,942
Equatorial Energia SA	500	4,329
PGE Polska Grupa Energetyczna SA	228	745
		28,016
Electronic Equipment, Instruments & Components – 0.4%
AAC Technologies Holdings, Inc.	500	3,261
Delta Electronics Thailand PCL	1,700	3,615
		6,876
Food & Staples Retailing – 4.3%
China Resources Beer Holdings Co., Ltd.	4,000	8,568
Controladora Comercial Mexicana SAB de CV	4,100	11,259
CP ALL PCL	10,200	11,130
Pick n Pay Stores, Ltd.	632	2,659
President Chain Store Corp.	1,000	6,257
Spar Group, Ltd.	139	1,656
Sun Art Retail Group, Ltd.	17,500	13,210
Wal-Mart de Mexico SAB de CV	7,800	19,690
		74,429
Food Products – 3.7%
BRF SA	100	1,401
China Huishan Dairy Holdings Co., Ltd.	16,000	6,132
China Mengniu Dairy Co., Ltd.	2,000	3,262
Gruma SAB de CV - Class B	1,100	15,436
Grupo Lala SAB de CV	1,300	3,024
JBS SA	700	2,186
Lotte Confectionery Co., Ltd.*	2	3,888
PPB Group Bhd	200	741
Uni-President Enterprises Corp.	2,000	3,343
Universal Robina Corp.	3,030	11,981
Want Want China Holdings, Ltd.	15,000	11,168
		62,562
Gas Utilities – 0.1%
Petronas Gas Bhd	200	1,058
Health Care Providers & Services – 2.4%
Bangkok Dusit Medical Services PCL	26,600	16,491
Bumrungrad Hospital PCL	3,200	18,771

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
IHH Healthcare Bhd	4,300	$6,595
		41,857
Hotels, Restaurants & Leisure – 1.6%
Jollibee Foods Corp.	2,010	9,358
Kangwon Land, Inc.*	390	12,775
Minor International PCL	4,180	4,213
OPAP SA	183	1,611
		27,957
Household Durables – 0.7%
Coway Co., Ltd.*	9	646
Hanssem Co., Ltd.*	61	12,046
		12,692
Household Products – 1.1%
Kimberly-Clark de Mexico SAB de CV - Class A	6,400	14,997
Unilever Indonesia Tbk PT	1,300	3,491
		18,488
Independent Power and Renewable Electricity Producers – 1.1%
Aboitiz Power Corp.	14,100	12,499
AES Gener SA	7,603	3,378
Colbun SA	4,530	1,083
Glow Energy PCL	900	1,852
		18,812
Industrial Conglomerates – 3.1%
Aboitiz Equity Ventures, Inc.	14,020	17,272
CITIC, Ltd.	5,000	8,852
Industries Qatar QSC	19	580
JG Summit Holdings, Inc.	8,460	13,183
SM Investments Corp.	710	13,041
		52,928
Insurance – 2.4%
Hanwha Life Insurance Co., Ltd.*	641	4,041
Hyundai Marine & Fire Insurance Co., Ltd.*	366	11,255
Powszechny Zaklad Ubezpieczen SA	950	8,254
Qatar Insurance Co. SAQ	240	5,404
Samsung Fire & Marine Insurance Co., Ltd.*	44	11,541
		40,495
Internet Software & Services – 0.3%
Kakao Corp.*	40	3,951
NAVER Corp.*	3	1,684
		5,635
Machinery – 0.1%
CRRC Corp., Ltd. - Class H	2,000	2,472
Media – 0.4%
Cyfrowy Polsat SA*	1,194	6,367
Metals & Mining – 1.5%
AngloGold Ashanti, Ltd.*	610	4,195
China Steel Corp.	6,000	3,279
Gold Fields, Ltd.	3,123	8,530
Korea Zinc Co., Ltd.*	5	2,000
Severstal PAO (GDR)	856	7,160
		25,164
Multiline Retail – 0.3%
El Puerto de Liverpool SAB de CV	400	4,878
Multi-Utilities – 0.7%
Qatar Electricity & Water Co QSC	188	11,171
Oil, Gas & Consumable Fuels – 3.9%
China Coal Energy Co., Ltd. - Class H	4,000	1,533
MOL Hungarian Oil & Gas PLC	329	16,205
Petronas Dagangan Bhd	500	2,897

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Polski Koncern Naftowy Orlen SA	1,155	$20,014
Polskie Gornictwo Naftowe i Gazownictwo SA	14,656	19,239
Qatar Gas Transport Co., Ltd.	944	6,053
Surgutneftegas OAO (ADR)	100	595
		66,536
Paper & Forest Products – 0.6%
Empresas CMPC SA	173	374
Fibria Celulose SA	800	10,496
		10,870
Personal Products – 0.3%
Hengan International Group Co., Ltd.	500	4,723
Pharmaceuticals – 2.4%
CSPC Pharmaceutical Group, Ltd.	2,000	2,044
Hanmi Pharm Co., Ltd.	22	13,662
Hanmi Science Co., Ltd.	36	3,961
Richter Gedeon Nyrt	417	7,922
Sihuan Pharmaceutical Holdings Group, Ltd.ß	24,000	13,555
		41,144
Real Estate Investment Trusts (REITs) – 0.1%
Resilient REIT, Ltd.	168	1,256
Real Estate Management & Development – 1.5%
Ayala Land, Inc.	13,200	9,667
Barwa Real Estate Co.	464	5,096
Central Pattana PCL	800	1,045
China Vanke Co., Ltd. - Class Hß	2,300	6,796
Longfor Properties Co., Ltd.	500	746
New Europe Property Investments PLC	190	2,187
		25,537
Road & Rail – 0.6%
BTS Group Holdings PCL	43,100	10,904
Semiconductor & Semiconductor Equipment – 0.2%
Hanergy Thin Film Power Group, Ltd.*,ß	52,000	1,441
Powertech Technology, Inc.	1,000	1,985
		3,426
Software – 0%
NCSoft Corp.	2	363
Textiles, Apparel & Luxury Goods – 3.5%
ANTA Sports Products, Ltd.	5,000	13,742
Belle International Holdings, Ltd.	3,000	2,253
Eclat Textile Co., Ltd.	1,000	13,809
Feng TAY Enterprise Co., Ltd.	1,030	5,269
LPP SA	4	5,675
Pou Chen Corp.	2,000	2,625
Shenzhou International Group Holdings, Ltd.	3,000	17,246
		60,619
Tobacco – 1.6%
KT&G Corp.*	302	26,921
Transportation Infrastructure – 3.6%
Airports of Thailand PCL	2,300	22,124
Beijing Capital International Airport Co., Ltd. - Class H	4,000	4,320
COSCO Pacific, Ltd.	14,000	15,427
Grupo Aeroportuario del Pacifico SAB de CV - Class B	700	6,178
Grupo Aeroportuario del Sureste SAB de CV - Class B	55	779
Jiangsu Expressway Co., Ltd. - Class H	10,000	13,497
		62,325
Water Utilities – 0.9%
Aguas Andinas SA - Class A	7,286	3,743
Guangdong Investment, Ltd.	8,000	11,334
		15,077

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 8.8%
Advanced Info Service PCL	6,000	$25,354
Axiata Group Bhd	7,300	10,907
China Mobile, Ltd.	500	5,645
DiGi.Com Bhd	18,600	23,413
Far EasTone Telecommunications Co., Ltd.	14,000	28,818
Globe Telecom, Inc.	120	4,724
Maxis Bhd	10,200	16,168
Philippine Long Distance Telephone Co.	195	8,540
Taiwan Mobile Co., Ltd.	9,000	27,405
Vodacom Group, Ltd.	62	612
		151,586
Total Common Stocks (cost $1,612,634)		1,482,796
Preferred Stocks – 1.8%
Automobiles – 1.0%
Hyundai Motor Co.	102	8,962
Hyundai Motor Co. - 2nd Preference	87	7,792
		16,754
Paper & Forest Products – 0.8%
Suzano Papel e Celulose SA	3,100	14,650
Total Preferred Stocks (cost $33,388)		31,404
Investment Companies – 11.8%
Exchange-Traded Funds (ETFs) – 11.2%
iShares India 50	7,100	193,049
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	10,000	10,000
Total Investment Companies (cost $216,379)		203,049
Total Investments (total cost $1,862,401) – 100.1%		1,717,249
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(2,150)
Net Assets – 100%		$1,715,099

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
China	$220,492	12.8%
Taiwan	218,464	12.7
South Korea	204,487	11.9
India	193,049	11.3
Philippines	130,363	7.6
Thailand	130,298	7.6
Malaysia	105,303	6.1
Qatar	86,480	5.0
Mexico	80,301	4.7
Poland	76,700	4.5
Czech Republic	53,224	3.1
Hungary	39,096	2.3
Brazil	38,398	2.2
United Arab Emirates	31,134	1.8
Egypt	23,282	1.4
Chile	22,337	1.3
South Africa	21,095	1.2
Indonesia	16,357	1.0
Russia	14,046	0.8
United States	10,000	0.6
Greece	2,344	0.1

Total	$1,717,250	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Collateral Fund LLC	3,025	180,350	(183,375)	-	$ -(1)	$ -
Janus Cash Liquidity Fund LLC	35,000	459,010	(484,010)	10,000	$ 18	$ 10,000
Total					$ 18	$ 10,000

(1)Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Pharmaceuticals	$ 27,589	$ -	$ 13,555
Real Estate Management & Development	18,741	6,796	-
Semiconductor & Semiconductor Equipment	1,985	-	1,441
All Other	1,412,689	-	-
Preferred Stocks	-	31,404	-
Investment Companies	193,049	10,000	-
Total Assets	$ 1,654,053	$ 48,200	$ 14,996

Janus Investment Fund	13

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$1,862,401
Unaffiliated investments, at value	$1,707,249
Affiliated investments, at value	10,000
Cash	631
Cash denominated in foreign currency(1)	5
Non-interested Trustees' deferred compensation	35
Receivables:
Due from adviser	28,874
Dividends	2,957
Fund shares sold	863
Foreign tax reclaims	188
Dividends from affiliates	3
Other assets	19
Total Assets	1,750,824
Liabilities:
Payables:	—
Professional fees	23,658
Custodian fees	5,665
Accounting systems fees	1,551
Advisory fees	1,512
Registration fees	1,141
Transfer agent fees and expenses	373
12b-1 Distribution and shareholder servicing fees	86
Non-interested Trustees' deferred compensation fees	35
Fund administration fees	15
Non-interested Trustees' fees and expenses	12
Accrued expenses and other payables	1,677
Total Liabilities	35,725
Net Assets	$1,715,099

See Notes to Financial Statements.

14	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,982,817
Undistributed net investment income/(loss)	15,760
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(138,307)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(145,171)
Total Net Assets	$1,715,099
Net Assets - Class A Shares	$137,195
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,260
Net Asset Value Per Share(2)	$8.99
Maximum Offering Price Per Share(3)	$9.54
Net Assets - Class C Shares	$45,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,045
Net Asset Value Per Share(2)	$8.99
Net Assets - Class D Shares	$1,029,646
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,540
Net Asset Value Per Share	$8.99
Net Assets - Class I Shares	$307,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,185
Net Asset Value Per Share	$8.99
Net Assets - Class S Shares	$45,654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,077
Net Asset Value Per Share	$8.99
Net Assets - Class T Shares	$149,888
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,673
Net Asset Value Per Share	$8.99

(1) Includes cost of foreign cash of $4.56.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.26 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$34,920
Affiliated securities lending income, net	72
Dividends from affiliates	18
Other income	101
Foreign tax withheld	(4,349)
Total Investment Income	30,762
Expenses:
Advisory fees	9,049
12b-1Distribution and shareholder servicing fees:
Class A Shares	168
Class C Shares	223
Class S Shares	56
Transfer agent administrative fees and expenses:
Class D Shares	720
Class S Shares	61
Class T Shares	198
Transfer agent networking and omnibus fees:
Class I Shares	9
Other transfer agent fees and expenses:
Class A Shares	24
Class C Shares	9
Class D Shares	503
Class I Shares	74
Class S Shares	6
Class T Shares	19
Registration fees	57,429
Professional fees	21,908
Custodian fees	20,433
Shareholder reports expense	5,420
Fund administration fees	91
Non-interested Trustees’ fees and expenses	26
Other expenses	3,306
Total Expenses	119,732
Less: Excess Expense Reimbursement	(108,169)
Net Expenses	11,563
Net Investment Income/(Loss)	19,199
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(137,695)
Total Net Realized Gain/(Loss) on Investments	(137,695)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(131,313)
Total Change in Unrealized Net Appreciation/Depreciation	(131,313)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(249,809)

See Notes to Financial Statements.

16	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Period ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$19,199	$11,591
Net realized gain/(loss) on investments	(137,695)	14,600
Change in unrealized net appreciation/depreciation	(131,313)	(13,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(249,809)	12,333
Dividends and Distributions to Shareholders:
Class A Shares	(1,178)	—
Class C Shares	(20)	—
Class D Shares	(9,709)	—
Class I Shares	(3,366)	—
Class S Shares	(309)	—
Class T Shares	(1,423)	—
Total Dividends from Net Investment Income	(16,005)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,145)	—
Class C Shares	(382)	—
Class D Shares	(8,596)	—
Class I Shares	(2,530)	—
Class S Shares	(382)	—
Class T Shares	(1,258)	—
Total Distributions from Net Realized Gain from Investment Transactions	(14,293)	—
Net Decrease from Dividends and Distributions to Shareholders	(30,298)	—
Capital Share Transactions:
Class A Shares	2,323	150,000
Class C Shares	402	50,000
Class D Shares	(132,762)	1,339,896
Class I Shares	48,307	306,508
Class S Shares	690	50,000
Class T Shares	4,876	162,633
Net Increase/(Decrease) from Capital Share Transactions	(76,164)	2,059,037
Net Increase/(Decrease) in Net Assets	(356,271)	2,071,370
Net Assets:
Beginning of period	2,071,370	—
End of period	$1,715,099	$2,071,370

Undistributed Net Investment Income/(Loss)	$15,760	$12,566

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.06
Net realized and unrealized gain/(loss)	(1.44)	0.43
Total from Investment Operations	(1.34)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.16)	—
Net Asset Value, End of Period	$8.99	$10.49
Total Return*	(13.47)%	4.90%
Net Assets, End of Period (in thousands)	$137	$157
Average Net Assets for the Period (in thousands)	$144	$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	12.81%	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.31%
Ratio of Net Investment Income/(Loss)	1.97%	1.05%
Portfolio Turnover Rate	52%	43%

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.02
Net realized and unrealized gain/(loss)	(1.43)	0.42
Total from Investment Operations	(1.37)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.08)	—
Net Asset Value, End of Period	$8.99	$10.44
Total Return*	(13.86)%	4.40%
Net Assets, End of Period (in thousands)	$45	$52
Average Net Assets for the Period (in thousands)	$48	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	13.50%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	2.09%
Ratio of Net Investment Income/(Loss)	1.27%	0.27%
Portfolio Turnover Rate	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.08
Net realized and unrealized gain/(loss)	(1.43)	0.41
Total from Investment Operations	(1.33)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.17)	—
Net Asset Value, End of Period	$8.99	$10.49
Total Return*	(13.40)%	4.90%
Net Assets, End of Period (in thousands)	$1,030	$1,335
Average Net Assets for the Period (in thousands)	$1,176	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	12.71%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.23%
Ratio of Net Investment Income/(Loss)	2.06%	1.38%
Portfolio Turnover Rate	52%	43%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.10
Net realized and unrealized gain/(loss)	(1.43)	0.40
Total from Investment Operations	(1.33)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.18)	—
Net Asset Value, End of Period	$8.99	$10.50
Total Return*	(13.42)%	5.00%
Net Assets, End of Period (in thousands)	$307	$305
Average Net Assets for the Period (in thousands)	$296	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	12.71%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.05%
Ratio of Net Investment Income/(Loss)	2.14%	1.79%
Portfolio Turnover Rate	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.04
Net realized and unrealized gain/(loss)	(1.43)	0.43
Total from Investment Operations	(1.34)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.14)	—
Net Asset Value, End of Period	$8.99	$10.47
Total Return*	(13.47)%	4.70%
Net Assets, End of Period (in thousands)	$46	$52
Average Net Assets for the Period (in thousands)	$48	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	13.05%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.58%
Ratio of Net Investment Income/(Loss)	1.92%	0.78%
Portfolio Turnover Rate	52%	43%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$10.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.06
Net realized and unrealized gain/(loss)	(0.94)	0.43
Total from Investment Operations	(0.84)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—
Distributions (from capital gains)	(0.08)	—
Total Dividends and Distributions	(0.17)	—
Net Asset Value, End of Period	$8.99	$10.49
Total Return*	(13.40)%	4.90%
Net Assets, End of Period (in thousands)	$150	$169
Average Net Assets for the Period (in thousands)	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	12.86%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.32%
Ratio of Net Investment Income/(Loss)	2.13%	1.07%
Portfolio Turnover Rate	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	21

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may

22	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

Janus Investment Fund	23

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

24	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-

Janus Investment Fund	25

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

26	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.08%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

Janus Investment Fund	27

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

28	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2015.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	100%	8%
Class C Shares	100	3
Class D Shares	44	27
Class I Shares	30	5
Class S Shares	100	3
Class T Shares	92	8

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,865,707	$ 240,406	$ (388,864)	$ (148,458)

Janus Investment Fund	29

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Period ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	-	$ -	15,000	$ 150,000
Reinvested dividends and distributions	260	2,323	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	260	$ 2,323	15,000	$ 150,000
Class C Shares:
Shares sold	-	$ -	5,000	$ 50,000
Reinvested dividends and distributions	45	402	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	45	$ 402	5,000	$ 50,000
Class D Shares:
Shares sold	23,226	$ 214,788	165,011	$1,742,920
Reinvested dividends and distributions	2,040	18,218	-	-
Shares repurchased	(37,980)	(365,768)	(37,757)	(403,024)
Net Increase/(Decrease)	(12,714)	$(132,762)	127,254	$1,339,896
Class I Shares:
Shares sold	5,932	$ 56,289	29,081	$ 307,051
Reinvested dividends and distributions	660	5,896	-	-
Shares repurchased	(1,439)	(13,878)	(49)	(543)
Net Increase/(Decrease)	5,153	$ 48,307	29,032	$ 306,508
Class S Shares:
Shares sold	-	$ -	5,000	$ 50,000
Reinvested dividends and distributions	77	690	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	77	$ 690	5,000	$ 50,000
Class T Shares:
Shares sold	869	$ 8,208	16,514	$ 166,569
Reinvested dividends and distributions	300	2,681	-	-
Shares repurchased	(641)	(6,013)	(369)	(3,936)
Net Increase/(Decrease)	528	$ 4,876	16,145	$ 162,633
(1)	Period from December 17, 2014 (inception date) through June 30, 2015.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 977,183	$ 1,084,565	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	39

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	41

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

44	DECEMBER 31, 2015

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108352				125-24-93012 02-16

SEMIANNUAL REPORT December 31, 2015

INTECH Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Global Income Managed Volatility Fund

INTECH Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This global developed-markets equity fund strictly adheres to a highly-evolved process that targets the most optimal portfolio with the potential for the highest return per unit of risk, or risk-adjusted return, and adjusts based on actual volatility in the market at any point in time. The Fund’s unemotional approach seeks to provide downside mitigation along with growth participation when markets are on the rise, while generating monthly income distributions.

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, INTECH Global Income Managed Volatility Fund’s Class I Shares returned 6.02%. This compares to the -3.41% return posted by the MSCI World Index, the Fund’s primary benchmark, and a -2.59% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The global developed equity markets as measured by the MSCI World Index posted a return of -3.41% for the six-month period ended December 31, 2015. The MSCI World High Dividend Yield Index was down by 2.59% over the period. INTECH Global Income Managed Volatility Fund outperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of 6.02%.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the global equity markets. The Fund benefited from an average overweight allocation to the defensive utilities sector, as well as average underweight allocations to the energy and materials sectors, which were the two weakest performing sectors during the period. Favorable security selection, especially within the consumer staples and utilities sectors, also contributed to the Fund’s relative performance during the period.

An overall decrease in market diversity over the past six months reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average. While the INTECH Global Income Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund strongly outperformed during the period, benefiting from favorable active sector positioning and security selection.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As

Janus Investment Fund	1

INTECH Global Income Managed Volatility Fund (unaudited)

INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Global Income Managed Volatility Fund.

2	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Kimberly-Clark Corp.
Household Products	4.3%
Southern Co.
Electric Utilities	4.2%
Reynolds American, Inc.
Tobacco	4.2%
PG&E Corp.
Multi-Utilities	4.0%
CLP Holdings, Ltd.
Electric Utilities	4.0%
20.7%

Asset Allocation - (% of Net Assets)
Common Stocks	91.1%
Investment Companies	6.1%
Preferred Stocks	0.1%
Other	2.7%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

Janus Investment Fund	3

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	5.81%	7.57%	10.20%	1.90%	0.82%
Class A Shares at MOP	-0.29%	1.35%	8.60%
Class C Shares at NAV	5.39%	6.75%	9.37%	2.72%	1.60%
Class C Shares at CDSC	4.39%	5.75%	9.37%
Class D Shares(1)	5.92%	7.78%	10.30%	1.89%	0.66%
Class I Shares	6.02%	7.94%	10.52%	1.65%	0.53%
Class S Shares	5.94%	7.63%	10.21%	2.10%	1.00%
Class T Shares	5.80%	7.60%	10.27%	1.87%	0.76%
MSCI World IndexSM	-3.41%	-0.87%	11.98%
MSCI World High Dividend Yield Index	-2.59%	-3.20%	8.86%
Morningstar Quartile - Class I Shares	-	1st	3rd
Morningstar Ranking - based on total returns for World Stock Funds	-	37/1,255	542/958

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

4	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$1,058.10	$4.35	$1,000.00	$1,020.91	$4.27	0.84%
Class C Shares	$1,000.00	$1,053.90	$8.42	$1,000.00	$1,016.94	$8.26	1.63%
Class D Shares	$1,000.00	$1,059.20	$3.47	$1,000.00	$1,021.77	$3.41	0.67%
Class I Shares	$1,000.00	$1,060.20	$3.11	$1,000.00	$1,022.12	$3.05	0.60%
Class S Shares	$1,000.00	$1,059.40	$3.31	$1,000.00	$1,021.92	$3.25	0.64%
Class T Shares	$1,000.00	$1,058.00	$3.83	$1,000.00	$1,021.42	$3.76	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – 91.1%
Aerospace & Defense – 2.2%
Cobham PLC	759	$3,168
Lockheed Martin Corp.	2,600	564,590
Rolls-Royce Holdings PLC*	374	3,170
Singapore Technologies Engineering, Ltd.	6,700	14,229
		585,157
Auto Components – 0.1%
Cie Generale des Etablissements Michelin	181	17,288
Nokian Renkaat Oyj	383	13,775
		31,063
Automobiles – 0.1%
Daihatsu Motor Co., Ltd.	2,700	36,867
General Motors Co.	100	3,401
		40,268
Biotechnology – 0.2%
AbbVie, Inc.	700	41,468
Capital Markets – 0.1%
CI Financial Corp.	1,600	35,389
ICAP PLC	276	2,073
IGM Financial, Inc.	100	2,554
		40,016
Chemicals – 0.5%
Incitec Pivot, Ltd.	237	684
Koninklijke DSM NV	581	29,217
LyondellBasell Industries NV - Class A	300	26,070
Orica, Ltd.	3,389	38,268
Potash Corp. of Saskatchewan, Inc.	300	5,139
Syngenta AG	42	16,455
Yara International ASA	436	18,867
		134,700
Commercial Banks – 3.9%
Bank of East Asia, Ltd.	39,200	145,929
Bank of Montreal	900	50,793
Bank of Nova Scotia	200	8,091
BOC Hong Kong Holdings, Ltd.	33,500	102,448
Canadian Imperial Bank of Commerce	1,700	112,051
DBS Group Holdings, Ltd.	7,600	89,497
Hang Seng Bank, Ltd.	21,700	413,011
Oversea-Chinese Banking Corp., Ltd.	5,300	32,908
Royal Bank of Canada	700	37,517
United Overseas Bank, Ltd.	4,000	55,345
		1,047,590
Commercial Services & Supplies – 0.2%
Brambles, Ltd.	3,257	27,453
G4S PLC	11,592	38,530
		65,983
Communications Equipment – 0%
Telefonaktiebolaget LM Ericsson - Class B	709	6,917
Construction & Engineering – 0%
Boskalis Westminster	241	9,854
Construction Materials – 0%
Fletcher Building, Ltd.	1,158	5,819
James Hardie Industries PLC (CDI)	168	2,138
		7,957
Containers & Packaging – 1.1%
Amcor, Ltd.	26,685	261,275
Rexam PLC	4,320	38,492
		299,767
Diversified Financial Services – 0.3%
Deutsche Boerse AG	168	14,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
Singapore Exchange, Ltd.	10,700	$58,132
		72,990
Diversified Telecommunication Services – 3.9%
AT&T, Inc.	3,000	103,230
BCE, Inc.	3,977	153,676
Elisa Oyj	2,743	103,693
HKT Trust & HKT, Ltd.	55,000	70,260
Inmarsat PLC	4,199	70,372
PCCW, Ltd.	399,000	234,258
Singapore Telecommunications, Ltd.	18,900	48,940
Swisscom AG	295	148,192
TDC A/S	14,935	74,806
Telstra Corp., Ltd.	10,295	42,075
		1,049,502
Electric Utilities – 19.0%
Cheung Kong Infrastructure Holdings, Ltd.	62,000	574,415
CLP Holdings, Ltd.	127,000	1,079,118
Contact Energy, Ltd.	28,184	91,337
Duke Energy Corp.	2,366	168,909
Entergy Corp.	2,000	136,720
Eversource Energy	962	49,129
Fortum Oyj	267	4,039
NextEra Energy, Inc.	800	83,112
Pepco Holdings, Inc.	2,200	57,222
Power Assets Holdings, Ltd.	117,000	1,076,428
PPL Corp.	10,400	354,952
Red Electrica Corp. SA	934	78,258
Southern Co.	24,500	1,146,355
SSE PLC	2,645	59,572
Terna Rete Elettrica Nazionale SpA	13,793	71,281
Xcel Energy, Inc.	2,500	89,775
		5,120,622
Energy Equipment & Services – 0.3%
Helmerich & Payne, Inc.	100	5,355
National Oilwell Varco, Inc.	500	16,745
Petrofac, Ltd.	256	3,004
Technip SA	714	35,483
Tenaris SA	160	1,902
Transocean, Ltd.	945	11,797
		74,286
Food & Staples Retailing – 2.5%
ICA Gruppen AB	1,020	37,170
Lawson, Inc.	6,000	491,762
Sysco Corp.	1,600	65,600
Woolworths, Ltd.	4,319	77,087
		671,619
Food Products – 2.7%
Campbell Soup Co.	600	31,530
General Mills, Inc.	5,400	311,364
Kellogg Co.	5,000	361,350
Tate & Lyle PLC	1,860	16,422
		720,666
Gas Utilities – 0.4%
Snam SpA	20,940	109,899
Health Care Providers & Services – 2.0%
Sonic Healthcare, Ltd.	41,849	544,804
Hotels, Restaurants & Leisure – 3.2%
Darden Restaurants, Inc.	100	6,364
Flight Centre Travel Group, Ltd.	160	4,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
McDonald's Corp.	6,900	$815,166
Sands China, Ltd.	1,200	4,111
William Hill PLC	6,656	38,851
		869,142
Household Durables – 1.0%
Electrolux AB - Series B	97	2,360
Garmin, Ltd.	3,300	122,661
Husqvarna AB - Class B	206	1,368
Leggett & Platt, Inc.	400	16,808
Persimmon PLC*	1,816	54,258
Sekisui House, Ltd.	3,800	64,709
		262,164
Household Products – 6.7%
Clorox Co.	4,900	621,467
Kimberly-Clark Corp.	9,100	1,158,430
Procter & Gamble Co.	300	23,823
		1,803,720
Industrial Conglomerates – 1.7%
Keppel Corp., Ltd.	22,900	105,185
NWS Holdings, Ltd.	153,000	229,012
Sembcorp Industries, Ltd.	56,900	122,448
		456,645
Information Technology Services – 0.1%
Paychex, Inc.	300	15,867
Insurance – 2.1%
Admiral Group PLC	5,026	122,903
Arthur J Gallagher & Co.	600	24,564
Direct Line Insurance Group PLC	43,207	259,524
Gjensidige Forsikring ASA	122	1,959
Great-West Lifeco, Inc.	2,300	57,404
SCOR SE	1,149	43,086
Swiss Re AG	258	25,290
Tryg A/S	1,855	37,122
		571,852
Leisure Products – 0.3%
Mattel, Inc.	2,900	78,793
Machinery – 0.6%
IMI PLC	108	1,371
Sandvik AB	421	3,696
Sembcorp Marine, Ltd.#	47,500	58,650
SKF AB - Class B	1,159	18,850
Sulzer AG	76	7,161
Yangzijiang Shipbuilding Holdings, Ltd.	107,100	83,123
		172,851
Marine – 0.5%
Kuehne + Nagel International AG	1,028	141,474
Media – 5.3%
Axel Springer SE	341	19,023
Eutelsat Communications SA	4,646	139,335
ITV PLC	8,245	33,615
SES SA (FDR)	13,708	380,943
Shaw Communications, Inc. - Class B	20,800	357,817
Singapore Press Holdings, Ltd.	28,900	80,340
Sky PLC	25,591	419,457
		1,430,530
Multiline Retail – 0.1%
Kohl's Corp.	200	9,526
Macy's, Inc.	100	3,498

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Marks & Spencer Group PLC	2,864	$19,098
		32,122
Multi-Utilities – 11.2%
CMS Energy Corp.	1,300	46,904
Consolidated Edison, Inc.	16,600	1,066,882
DTE Energy Co.	1,200	96,228
National Grid PLC	5,368	74,179
PG&E Corp.	20,500	1,090,395
Public Service Enterprise Group, Inc.	3,800	147,022
SCANA Corp.	900	54,441
Sempra Energy	2,900	272,629
WEC Energy Group, Inc.	3,551	182,202
		3,030,882
Oil, Gas & Consumable Fuels – 0.2%
ConocoPhillips	200	9,338
Murphy Oil Corp.	100	2,245
Peyto Exploration & Development Corp.	500	8,988
PrairieSky Royalty, Ltd.	1,500	23,766
Woodside Petroleum, Ltd.	418	8,746
		53,083
Pharmaceuticals – 2.0%
Johnson & Johnson	200	20,544
Merck & Co., Inc.	6,100	322,202
Novartis AG	911	78,972
Orion Oyj - Class B	465	16,153
Pfizer, Inc.	1,500	48,420
Roche Holding AG	157	43,338
		529,629
Real Estate Management & Development – 4.5%
Daito Trust Construction Co., Ltd.	4,800	559,561
Hang Lung Properties, Ltd.	13,000	29,590
Hysan Development Co., Ltd.	10,000	40,969
Sino Land Co., Ltd.	14,000	20,522
Sun Hung Kai Properties, Ltd.	10,000	120,777
Swire Pacific, Ltd. - Class A	19,000	213,786
Swiss Prime Site AG*	2,719	213,164
Wharf Holdings, Ltd.	2,000	11,097
		1,209,466
Road & Rail – 0.8%
ComfortDelGro Corp., Ltd.	101,300	217,996
Semiconductor & Semiconductor Equipment – 0.3%
Maxim Integrated Products, Inc.	2,200	83,600
Specialty Retail – 0.6%
GameStop Corp. - Class A	1,500	42,060
Gap, Inc.	300	7,410
Kingfisher PLC	1,981	9,621
Staples, Inc.	9,900	93,753
		152,844
Technology Hardware, Storage & Peripherals – 0.4%
Canon, Inc.	2,300	70,332
Seagate Technology PLC	1,300	47,658
		117,990
Textiles, Apparel & Luxury Goods – 1.3%
Coach, Inc.	3,600	117,828
Hugo Boss AG	699	58,180
Yue Yuen Industrial Holdings, Ltd.	51,000	173,404
		349,412
Tobacco – 4.2%
Reynolds American, Inc.	24,662	1,138,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.6%
Finning International, Inc.	200	$2,700
ITOCHU Corp.	5,800	69,592
Marubeni Corp.	7,200	37,450
Mitsui & Co., Ltd.	3,000	36,083
Rexel SA	1,187	15,839
		161,664
Transportation Infrastructure – 1.4%
Auckland International Airport, Ltd.	94,476	371,411
Wireless Telecommunication Services – 2.5%
NTT DOCOMO, Inc.	11,800	243,894
Rogers Communications, Inc. - Class B	8,000	275,938
StarHub, Ltd.	62,200	162,379
		682,211
Total Common Stocks (cost $24,052,187)		24,608,627
Preferred Stocks – 0.1%
Media – 0.1%
ProSiebenSat.1 Media SE (cost $13,609)	262	13,314
Investment Companies – 6.1%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.3005%ºº,£	2,600	2,600
Money Markets – 6.1%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	1,652,000	1,652,000
Total Investment Companies (cost $1,654,600)		1,654,600
Total Investments (total cost $25,720,396) – 97.3%		26,276,541
Cash, Receivables and Other Assets, net of Liabilities – 2.7%		731,094
Net Assets – 100%		$27,007,635

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$13,058,356	49.7%
Hong Kong	4,539,135	17.3
Japan	1,610,250	6.1
United Kingdom	1,267,680	4.8
Canada	1,131,823	4.3
Singapore	1,129,172	4.3
Australia	1,007,180	3.8
Switzerland	685,843	2.6
France	631,974	2.4
New Zealand	468,567	1.8
Italy	183,082	0.7
Finland	137,660	0.5
Denmark	111,928	0.4
Germany	105,375	0.4
Spain	78,258	0.3
Sweden	70,361	0.3
Netherlands	39,071	0.2
Norway	20,826	0.1

Total	$26,276,541	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield Index

An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large- and mid- capitalization stocks from developed markets across the Americas, Asia-Pacific and Europe. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

#	Loaned security; a portion of the security is on loan at December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Collateral Fund LLC	3,063	925,484	(925,947)	2,600	$ 1,121(1)	$ 2,600
Janus Cash Liquidity Fund LLC	235,033	10,049,255	(8,632,288)	1,652,000	557	1,652,000
Total					$ 1,678	$ 1,654,600

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 24,608,627	$ -	$ -
Preferred Stocks	-	13,314	-
Investment Companies	-	1,654,600	-
Total Assets	$ 24,608,627	$ 1,667,914	$ -

12	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$25,720,396
Unaffiliated investments, at value(1)	$24,621,941
Affiliated investments, at value	1,654,600
Cash	30,395
Cash denominated in foreign currency(2)	381
Non-interested Trustees' deferred compensation	525
Receivables:
Fund shares sold	1,157,255
Dividends	46,900
Due from adviser	29,364
Investments sold	15,500
Foreign tax reclaims	10,477
Dividends from affiliates	226
Other assets	947
Total Assets	27,568,511
Liabilities:
Collateral for securities loaned (Note 2)	2,600
Payables:	—
Investments purchased	492,640
Professional fees	20,786
Advisory fees	12,237
Transfer agent fees and expenses	3,825
12b-1 Distribution and shareholder servicing fees	2,488
Fund shares repurchased	2,319
Dividends	1,008
Non-interested Trustees' deferred compensation fees	525
Fund administration fees	211
Non-interested Trustees' fees and expenses	102
Custodian fees	77
Accrued expenses and other payables	22,058
Total Liabilities	560,876
Net Assets	$27,007,635

See Notes to Financial Statements.

Janus Investment Fund	13

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$26,589,380
Undistributed net investment income/(loss)	6,179
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(141,868)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	553,944
Total Net Assets	$27,007,635
Net Assets - Class A Shares	$5,108,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	432,172
Net Asset Value Per Share(3)	$11.82
Maximum Offering Price Per Share(4)	$12.54
Net Assets - Class C Shares	$2,001,102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170,263
Net Asset Value Per Share(3)	$11.75
Net Assets - Class D Shares	$11,339,607
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	961,686
Net Asset Value Per Share	$11.79
Net Assets - Class I Shares	$3,578,380
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	302,085
Net Asset Value Per Share	$11.85
Net Assets - Class S Shares	$172,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,655
Net Asset Value Per Share	$11.80
Net Assets - Class T Shares	$4,807,338
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	407,301
Net Asset Value Per Share	$11.80

(1) Includes $2,475 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $381.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$340,160
Affiliated securities lending income, net	1,121
Dividends from affiliates	557
Other income	14
Foreign tax withheld	(8,494)
Total Investment Income	333,358
Expenses:
Advisory fees	56,971
12b-1Distribution and shareholder servicing fees:
Class A Shares	5,099
Class C Shares	7,119
Class S Shares	216
Transfer agent administrative fees and expenses:
Class D Shares	5,339
Class S Shares	216
Class T Shares	3,967
Transfer agent networking and omnibus fees:
Class A Shares	1,389
Class C Shares	542
Class I Shares	1,132
Other transfer agent fees and expenses:
Class A Shares	234
Class C Shares	115
Class D Shares	1,705
Class I Shares	93
Class T Shares	92
Registration fees	70,034
Professional fees	21,158
Shareholder reports expense	15,731
Custodian fees	9,826
Fund administration fees	985
Non-interested Trustees’ fees and expenses	189
Other expenses	4,713
Total Expenses	206,865
Less: Excess Expense Reimbursement	(128,551)
Net Expenses	78,314
Net Investment Income/(Loss)	255,044
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(135,423)
Total Net Realized Gain/(Loss) on Investments	(135,423)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	735,274
Total Change in Unrealized Net Appreciation/Depreciation	735,274
Net Increase/(Decrease) in Net Assets Resulting from Operations	$854,895

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH Global Income Managed Volatility Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$255,044	$525,964
Net realized gain/(loss) on investments	(135,423)	379,893
Change in unrealized net appreciation/depreciation	735,274	(2,126,913)
Net Increase/(Decrease) in Net Assets Resulting from Operations	854,895	(1,221,056)
Dividends and Distributions to Shareholders:
Class A Shares	(53,599)	(140,804)
Class C Shares	(14,748)	(33,845)
Class D Shares	(129,532)	(300,902)
Class I Shares	(43,615)	(94,121)
Class S Shares	(2,461)	(5,904)
Class T Shares	(45,796)	(119,202)
Total Dividends from Net Investment Income	(289,751)	(694,778)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(35,986)	(87,688)
Class C Shares	(20,542)	(30,899)
Class D Shares	(121,140)	(198,183)
Class I Shares	(38,577)	(59,895)
Class S Shares	(1,913)	(4,215)
Class T Shares	(47,481)	(79,471)
Total Distributions from Net Realized Gain from Investment Transactions	(265,639)	(460,351)
Net Decrease from Dividends and Distributions to Shareholders	(555,390)	(1,155,129)
Capital Share Transactions:
Class A Shares	2,216,682	(2,920,812)
Class C Shares	806,881	297,198
Class D Shares	3,878,334	(433,017)
Class I Shares	898,395	880,667
Class S Shares	4,374	10,156
Class T Shares	1,299,793	1,789,842
Net Increase/(Decrease) from Capital Share Transactions	9,104,459	(375,966)
Net Increase/(Decrease) in Net Assets	9,403,964	(2,752,151)
Net Assets:
Beginning of period	17,603,671	20,355,822
End of period	$27,007,635	$17,603,671

Undistributed Net Investment Income/(Loss)	$6,179	$40,886

See Notes to Financial Statements.

16	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$11.45	$12.95	$11.60		$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.33(2)	0.57(2)		0.35	0.22
Net realized and unrealized gain/(loss)	0.50	(1.08)	1.86		1.24	0.35
Total from Investment Operations	0.66	(0.75)	2.43		1.59	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.44)	(0.43)		(0.39)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)		—	—
Total Dividends and Distributions	(0.29)	(0.75)	(1.08)		(0.39)	(0.17)
Net Asset Value, End of Period	$11.82	$11.45	$12.95		$11.60	$10.40
Total Return*	5.81%	(5.79)%	21.79%		15.41%	5.70%
Net Assets, End of Period (in thousands)	$5,108	$2,816	$6,300		$1,625	$931
Average Net Assets for the Period (in thousands)	$3,996	$3,789	$4,861		$996	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.02%	1.90%	1.96%		2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.81%		0.76%	1.02%
Ratio of Net Investment Income/(Loss)	2.65%	2.74%	4.62%		3.18%	4.01%
Portfolio Turnover Rate	27%	125%	51%		116%	24%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.39	$12.89	$11.56	$10.37	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.24(2)	0.45(2)	0.27	0.19
Net realized and unrealized gain/(loss)	0.51	(1.07)	1.87	1.22	0.35
Total from Investment Operations	0.61	(0.83)	2.32	1.49	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.36)	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.25)	(0.67)	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$11.75	$11.39	$12.89	$11.56	$10.37
Total Return*	5.39%	(6.51)%	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$2,001	$1,161	$999	$489	$940
Average Net Assets for the Period (in thousands)	$1,383	$1,136	$613	$793	$900
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.83%	2.72%	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.61%	1.57%	1.51%	1.70%
Ratio of Net Investment Income/(Loss)	1.66%	2.03%	3.63%	2.26%	3.37%
Portfolio Turnover Rate	27%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Global Income Managed Volatility Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.42	$12.92	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.35(2)	0.56(2)	0.42	0.21
Net realized and unrealized gain/(loss)	0.52	(1.07)	1.88	1.17	0.35
Total from Investment Operations	0.67	(0.72)	2.44	1.59	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.47)	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.30)	(0.78)	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.79	$11.42	$12.92	$11.58	$10.39
Total Return*	5.92%	(5.62)%	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$11,340	$7,265	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$8,666	$7,736	$6,297	$3,161	$1,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.03%	1.89%	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.66%	0.66%	0.67%	1.32%
Ratio of Net Investment Income/(Loss)	2.57%	2.95%	4.51%	3.91%	4.09%
Portfolio Turnover Rate	27%	125%	51%	116%	24%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.47	$12.97	$11.62	$10.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.37(2)	0.56(2)	0.46	0.23
Net realized and unrealized gain/(loss)	0.52	(1.08)	1.90	1.15	0.36
Total from Investment Operations	0.68	(0.71)	2.46	1.61	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.48)	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.30)	(0.79)	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$11.85	$11.47	$12.97	$11.62	$10.42
Total Return*	6.02%	(5.49)%	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$3,578	$2,596	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$2,894	$2,369	$1,855	$1,927	$1,542
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.79%	1.65%	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.54%	0.52%	0.51%	0.75%
Ratio of Net Investment Income/(Loss)	2.64%	3.12%	4.54%	3.63%	4.64%
Portfolio Turnover Rate	27%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.43	$12.93	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.31(2)	0.46(2)	0.43	0.21
Net realized and unrealized gain/(loss)	0.51	(1.07)	1.98	1.15	0.35
Total from Investment Operations	0.67	(0.76)	2.44	1.58	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.43)	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.30)	(0.74)	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$11.80	$11.43	$12.93	$11.58	$10.39
Total Return*	5.94%	(5.93)%	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$173	$163	$174	$286	$880
Average Net Assets for the Period (in thousands)	$169	$166	$199	$726	$872
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.20%	2.10%	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	1.00%	0.77%	0.86%	1.26%
Ratio of Net Investment Income/(Loss)	2.63%	2.62%	3.72%	2.86%	3.77%
Portfolio Turnover Rate	27%	125%	51%	116%	24%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.44	$12.94	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.35(2)	0.55(2)	0.46	0.22
Net realized and unrealized gain/(loss)	0.52	(1.08)	1.88	1.14	0.35
Total from Investment Operations	0.66	(0.73)	2.43	1.60	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.46)	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.30)	(0.77)	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$11.80	$11.44	$12.94	$11.60	$10.40
Total Return*	5.80%	(5.70)%	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$4,807	$3,603	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$3,078	$3,147	$855	$1,249	$1,093
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.87%	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.71%	0.69%	1.03%
Ratio of Net Investment Income/(Loss)	2.43%	2.96%	4.49%	3.27%	4.09%
Portfolio Turnover Rate	27%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

20	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

Janus Investment Fund	21

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

Janus Investment Fund	23

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 2,475	$ -	$ (2,475)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

24	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2015, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,475 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2015 is $2,600, resulting in the net amount due to the counterparty of $125.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55%.

Janus Investment Fund	25

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

26	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

Janus Investment Fund	27

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $1,147.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $429.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	85	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

28	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund (unaudited)

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 25,888,894	$ 1,347,884	$ (960,237)	$ 387,647

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	362,835	$4,323,537	83,406	$ 999,502
Reinvested dividends and distributions	7,641	89,585	18,749	222,211
Shares repurchased	(184,239)	(2,196,440)	(342,712)	(4,142,525)
Net Increase/(Decrease)	186,237	$2,216,682	(240,557)	$(2,920,812)
Class C Shares:
Shares sold	76,370	$ 899,390	49,451	$ 590,406
Reinvested dividends and distributions	2,988	34,823	5,481	63,956
Shares repurchased	(10,992)	(127,332)	(30,496)	(357,164)
Net Increase/(Decrease)	68,366	$ 806,881	24,436	$ 297,198
Class D Shares:
Shares sold	448,966	$5,341,458	277,204	$ 3,340,857
Reinvested dividends and distributions	20,492	239,965	40,592	477,286
Shares repurchased	(143,810)	(1,703,089)	(354,189)	(4,251,160)
Net Increase/(Decrease)	325,648	$3,878,334	(36,393)	$ (433,017)
Class I Shares:
Shares sold	87,147	$1,032,734	85,522	$ 1,038,425
Reinvested dividends and distributions	6,926	81,484	13,067	154,016
Shares repurchased	(18,232)	(215,823)	(26,142)	(311,774)
Net Increase/(Decrease)	75,841	$ 898,395	72,447	$ 880,667
Class S Shares:
Shares sold	-	$ -	-	$ 37
Reinvested dividends and distributions	374	4,374	861	10,119
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	374	$ 4,374	861	$ 10,156
Class T Shares:
Shares sold	343,637	$4,106,608	210,567	$ 2,573,000
Reinvested dividends and distributions	7,968	93,255	16,892	198,465
Shares repurchased	(259,217)	(2,900,070)	(82,534)	(981,623)
Net Increase/(Decrease)	92,388	$1,299,793	144,925	$ 1,789,842

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,965,668	$ 5,355,122	-	-

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	39

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

40	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	41

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2015

INTECH Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108437				125-24-93013 02-16

SEMIANNUAL REPORT December 31, 2015

INTECH International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH International Managed Volatility Fund

INTECH International Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This international developed-markets equity fund strictly adheres to a highly-evolved process that targets the most optimal portfolio with the potential for the highest return per unit of risk, or risk-adjusted return, and adjusts based on actual volatility in the market at any point in time. The Fund’s unemotional approach seeks to provide downside mitigation along with growth participation when markets are on the rise.

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, INTECH International Managed Volatility Fund’s Class I Shares returned -1.64%. This compares to the -6.01% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return declined by 6.01% for the six-month period ending December 31, 2015. INTECH International Managed Volatility Fund outperformed the MSCI EAFE Index over the period and generated a return of -1.64%.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. While an average underweight allocation to the consumer staples sector detracted, an underweight allocation to the energy sector, which was one of the weakest performing sectors during the period, contributed to the Fund’s relative performance. Stock selection, which is a residual of the investment process, also contributed to the Fund’s relative performance during the period, especially within the materials, industrials, and health care sectors.

An overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. INTECH International Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity over the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH International Managed Volatility Fund.

Janus Investment Fund	1

INTECH International Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Power Assets Holdings, Ltd.
Electric Utilities	1.9%
Nestle SA
Food Products	1.8%
Hang Seng Bank, Ltd.
Commercial Banks	1.8%
Next PLC
Multiline Retail	1.8%
Oriental Land Co., Ltd.
Hotels, Restaurants & Leisure	1.7%
9.0%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.9%
Preferred Stocks	0.3%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

2	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015					per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-1.85%	4.25%	4.51%	0.48%	1.35%
Class A Shares at MOP	-7.50%	-1.73%	3.28%	-0.21%
Class C Shares at NAV	-2.13%	3.48%	4.37%	0.26%	2.02%
Class C Shares at CDSC	-3.10%	2.48%	4.37%	0.26%
Class D Shares(1)	-1.77%	4.62%	4.69%	0.49%	1.26%
Class I Shares	-1.64%	4.64%	4.77%	0.64%	0.93%
Class S Shares	-1.68%	4.39%	4.59%	0.47%	1.43%
Class T Shares	-1.79%	4.35%	4.52%	-0.35%	1.16%
MSCI EAFE® Index	-6.01%	-0.81%	3.60%	-0.22%
Morningstar Quartile - Class I Shares	-	1st	1st	2nd
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	39/820	65/698	146/566

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios for Class D Shares are estimated.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Janus Investment Fund	3

INTECH International Managed Volatility Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

4	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$981.50	$6.18	$1,000.00	$1,018.90	$6.29	1.24%
Class C Shares	$1,000.00	$978.70	$9.40	$1,000.00	$1,015.64	$9.58	1.89%
Class D Shares	$1,000.00	$982.30	$5.03	$1,000.00	$1,020.06	$5.13	1.01%
Class I Shares	$1,000.00	$983.60	$4.09	$1,000.00	$1,021.01	$4.17	0.82%
Class S Shares	$1,000.00	$983.20	$4.54	$1,000.00	$1,020.56	$4.62	0.91%
Class T Shares	$1,000.00	$982.10	$5.28	$1,000.00	$1,019.81	$5.38	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 0.9%
Cobham PLC	7,241	$30,226
Finmeccanica SpA*	5,467	76,632
Safran SA	350	24,100
Thales SA	5,704	428,280
Zodiac Aerospace	1,129	26,958
		586,196
Air Freight & Logistics – 0.4%
Royal Mail PLC	16,373	107,153
TNT Express NV	16,198	137,110
		244,263
Airlines – 1.6%
ANA Holdings, Inc.	8,000	23,298
Deutsche Lufthansa AG*	2,948	46,656
easyJet PLC	5,651	144,934
Japan Airlines Co., Ltd.	12,400	449,446
Singapore Airlines, Ltd.	48,400	382,474
		1,046,808
Auto Components – 0.1%
Cie Generale des Etablissements Michelin	243	23,209
Sumitomo Electric Industries, Ltd.	1,100	15,780
Valeo SA	75	11,617
		50,606
Automobiles – 0.3%
Nissan Motor Co., Ltd.	5,200	55,362
Peugeot SA*	7,286	128,295
Toyota Motor Corp.	300	18,692
		202,349
Beverages – 0.7%
Heineken NV	452	38,687
Kirin Holdings Co., Ltd.	10,000	137,086
Suntory Beverage & Food, Ltd.	6,400	283,308
		459,081
Biotechnology – 1.4%
Actelion, Ltd.*	1,450	202,157
CSL, Ltd.	9,725	746,088
		948,245
Building Products – 0.5%
Asahi Glass Co., Ltd.	6,000	34,748
LIXIL Group Corp.	2,100	47,179
TOTO, Ltd.	7,000	249,584
		331,511
Capital Markets – 1.1%
Credit Suisse Group AG*	678	14,687
ICAP PLC	3,401	25,541
Julius Baer Group, Ltd.*	1,562	75,908
Partners Group Holding AG	1,376	496,435
UBS Group AG	6,194	120,750
		733,321
Chemicals – 3.3%
Chr Hansen Holding A/S	2,203	138,514
EMS-Chemie Holding AG	98	43,162
Evonik Industries AG	4,115	136,891
Givaudan SA*	159	289,481
Incitec Pivot, Ltd.	6,378	18,400
Israel Chemicals, Ltd.	30,408	123,586
Kaneka Corp.	14,000	147,362
Nitto Denko Corp.	2,000	148,311
Novozymes A/S - Class B	568	27,349
Sika AG	30	108,459

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Sumitomo Chemical Co., Ltd.	63,000	$367,474
Symrise AG	4,520	301,219
Syngenta AG	77	30,168
Teijin, Ltd.	57,000	196,830
Toray Industries, Inc.	10,000	94,026
		2,171,232
Commercial Banks – 5.1%
Bank Hapoalim BM	130,190	672,704
Bank Leumi Le-Israel BM*	120,719	418,948
Bank of Ireland*	165,850	60,912
BOC Hong Kong Holdings, Ltd.	19,500	59,634
CaixaBank SA	2,513	8,776
Danske Bank A/S	4,376	118,036
DBS Group Holdings, Ltd.	32,000	376,829
Hang Seng Bank, Ltd.	62,700	1,193,353
Kyushu Financial Group, Inc.	3,600	25,372
Mitsubishi UFJ Financial Group, Inc.	8,400	52,918
Mizuho Financial Group, Inc.	51,300	103,940
Oversea-Chinese Banking Corp., Ltd.	22,000	136,598
Swedbank AB - Class A	1,073	23,799
United Overseas Bank, Ltd.	2,300	31,823
Yamaguchi Financial Group, Inc.	7,000	83,874
		3,367,516
Commercial Services & Supplies – 1.2%
ISS A/S	5,316	192,556
Park24 Co., Ltd.	3,700	90,176
Societe BIC SA	521	85,852
Sohgo Security Services Co., Ltd.	1,100	52,172
Toppan Printing Co., Ltd.	37,000	344,508
		765,264
Construction & Engineering – 2.4%
CIMIC Group, Ltd.	1,109	19,632
Ferrovial SA	5,311	120,353
Kajima Corp.	36,000	216,875
Obayashi Corp.	63,000	586,595
Shimizu Corp.	55,000	453,070
Taisei Corp.	23,000	153,104
Vinci SA	1,042	66,961
		1,616,590
Construction Materials – 0.5%
James Hardie Industries PLC (CDI)	5,310	67,580
Taiheiyo Cement Corp.	95,000	279,830
		347,410
Consumer Finance – 0.2%
Credit Saison Co., Ltd.	6,900	137,851
Containers & Packaging – 0.7%
Amcor, Ltd.	38,414	376,114
Rexam PLC	13,270	118,239
		494,353
Diversified Consumer Services – 0.2%
Benesse Holdings, Inc.	3,500	101,639
Diversified Financial Services – 0.5%
Challenger, Ltd.	7,922	50,325
Deutsche Boerse AG	1,395	123,372
Hong Kong Exchanges & Clearing, Ltd.	1,300	33,298
Singapore Exchange, Ltd.	20,000	108,657
		315,652
Diversified Telecommunication Services – 3.9%
Bezeq Israeli Telecommunication Corp., Ltd.	205,877	453,564

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Elisa Oyj	5,559	$210,146
HKT Trust & HKT, Ltd.	274,000	350,022
Inmarsat PLC	30,071	503,968
Koninklijke KPN NV	41,482	157,400
Nippon Telegraph & Telephone Corp.	5,500	221,318
Singapore Telecommunications, Ltd.	78,000	201,976
Spark New Zealand, Ltd.	190,830	430,552
Telefonica Deutschland Holding AG	2,701	14,355
TPG Telecom, Ltd.	2,788	20,087
		2,563,388
Electric Utilities – 7.0%
Cheung Kong Infrastructure Holdings, Ltd.	61,000	565,150
Chubu Electric Power Co., Inc.	7,300	100,984
Chugoku Electric Power Co., Inc.	3,200	42,603
CLP Holdings, Ltd.	116,000	985,651
Endesa SA	6,612	133,095
HK Electric Investments & HK Electric Investments, Ltd.	131,000	109,874
Hokuriku Electric Power Co.	8,400	125,462
Kansai Electric Power Co., Inc.*	3,600	43,719
Kyushu Electric Power Co., Inc.*	31,100	343,399
Power Assets Holdings, Ltd.	133,500	1,228,232
Red Electrica Corp. SA	474	39,715
Shikoku Electric Power Co., Inc.	5,800	91,696
SSE PLC	17,030	383,560
Terna Rete Elettrica Nazionale SpA	28,900	149,352
Tohoku Electric Power Co., Inc.	4,000	50,591
Tokyo Electric Power Co., Inc.*	32,800	190,774
		4,583,857
Electrical Equipment – 0.6%
Alstom SA*	7,137	218,422
Nidec Corp.	800	58,825
Vestas Wind Systems A/S	1,788	125,988
		403,235
Electronic Equipment, Instruments & Components – 0.7%
Citizen Holdings Co., Ltd.	16,300	118,541
Murata Manufacturing Co., Ltd.	600	87,718
Shimadzu Corp.	13,000	221,210
Yokogawa Electric Corp.	700	8,533
		436,002
Food & Staples Retailing – 2.3%
Aeon Co., Ltd.	31,900	495,833
Colruyt SA	3,693	190,388
FamilyMart Co., Ltd.	1,300	61,008
ICA Gruppen AB	7,520	274,035
Lawson, Inc.	4,600	377,018
Seven & I Holdings Co., Ltd.	2,200	101,598
Wesfarmers, Ltd.	490	14,853
		1,514,733
Food Products – 7.5%
Ajinomoto Co., Inc.	11,000	263,559
Associated British Foods PLC	1,358	66,896
Barry Callebaut AG*	45	49,301
Chocoladefabriken Lindt & Spruengli AG (PC)	96	599,700
Chocoladefabriken Lindt & Spruengli AG (REG)	10	745,231
Kerry Group PLC - Class A	893	74,046
Kikkoman Corp.	1,000	35,156
MEIJI Holdings Co., Ltd.	12,800	1,070,394
Nestle SA	16,142	1,201,824
NH Foods, Ltd.	18,000	356,166

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Nisshin Seifun Group, Inc.	5,300	$87,628
Nissin Foods Holdings Co., Ltd.	3,200	171,210
Tate & Lyle PLC	3,153	27,838
Toyo Suisan Kaisha, Ltd.	1,100	38,717
Wilmar International, Ltd.	85,800	177,981
		4,965,647
Gas Utilities – 1.3%
Hong Kong & China Gas Co., Ltd.	409,200	802,581
Osaka Gas Co., Ltd.	3,000	10,944
Toho Gas Co., Ltd.	12,000	78,382
		891,907
Health Care Equipment & Supplies – 1.0%
Cochlear, Ltd.	1,150	80,075
Smith & Nephew PLC	1,143	20,352
Sonova Holding AG	1,282	162,987
Sysmex Corp.	1,500	97,728
Terumo Corp.	5,300	166,700
William Demant Holding A/S*	1,082	103,535
		631,377
Health Care Providers & Services – 2.9%
Alfresa Holdings Corp.	7,600	152,089
Fresenius Medical Care AG & Co. KGaA	4,158	351,191
Fresenius SE & Co. KGaA	3,997	286,518
Medipal Holdings Corp.	17,300	298,554
Ryman Healthcare, Ltd.	15,324	89,055
Sonic Healthcare, Ltd.	34,279	446,255
Suzuken Co., Ltd.	7,300	280,933
		1,904,595
Hotels, Restaurants & Leisure – 2.4%
Carnival PLC	6,519	371,482
Compass Group PLC	916	15,865
Oriental Land Co., Ltd.	18,100	1,105,007
TUI AG	2,507	44,750
William Hill PLC	6,594	38,489
		1,575,593
Household Durables – 2.6%
Barratt Developments PLC	6,581	60,724
Casio Computer Co., Ltd.	6,400	151,613
Electrolux AB - Series B	3,797	92,364
Nikon Corp.	2,300	31,099
Persimmon PLC*	4,600	137,438
Rinnai Corp.	400	35,879
Sekisui House, Ltd.	10,100	171,989
Taylor Wimpey PLC	140,332	420,109
Techtronic Industries Co., Ltd.	152,000	619,784
		1,720,999
Household Products – 0.4%
Henkel AG & Co. KGaA	115	11,074
Reckitt Benckiser Group PLC	833	77,120
Svenska Cellulosa AB SCA - Class B	6,248	182,575
		270,769
Independent Power and Renewable Electricity Producers – 0.2%
Meridian Energy, Ltd.	76,158	124,445
Industrial Conglomerates – 0.6%
Keihan Electric Railway Co., Ltd.	60,000	405,891
Information Technology Services – 1.6%
Atos SE	2,326	195,750
Cap Gemini SA	370	34,415
Fujitsu, Ltd.	8,000	40,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Nomura Research Institute, Ltd.	6,300	$244,808
NTT Data Corp.	6,700	327,808
Otsuka Corp.	4,400	218,206
		1,061,386
Insurance – 3.5%
Admiral Group PLC	5,179	126,645
Ageas	3,770	175,330
Baloise Holding AG	263	33,515
Direct Line Insurance Group PLC	27,757	166,723
Hannover Rueck SE	2,038	233,961
Muenchener Rueckversicherungs AG	696	139,571
NN Group NV	12,161	430,121
Sampo Oyj - Class A	499	25,484
SCOR SE	12,026	450,959
Sony Financial Holdings, Inc.	13,000	235,705
Swiss Life Holding AG*	382	103,502
Swiss Re AG	1,454	142,525
T&D Holdings, Inc.	2,100	28,115
Tryg A/S	842	16,850
		2,309,006
Internet & Catalog Retail – 0.1%
Zalando SE (144A)*	1,135	44,892
Internet Software & Services – 0.1%
United Internet AG	900	49,787
Leisure Products – 0.8%
Bandai Namco Holdings, Inc.	9,400	200,546
Sankyo Co., Ltd.	5,800	218,381
Shimano, Inc.	500	77,634
Yamaha Corp.	600	14,723
		511,284
Life Sciences Tools & Services – 0.8%
Lonza Group AG*	2,691	438,332
QIAGEN NV*	2,457	67,052
		505,384
Machinery – 1.2%
Hoshizaki Electric Co., Ltd.	1,200	75,487
Makita Corp.	1,600	93,593
MAN SE	3,172	319,509
Schindler Holding AG (PC)	949	159,225
Schindler Holding AG (REG)	795	134,181
		781,995
Marine – 0.3%
Kuehne + Nagel International AG	1,237	170,237
Media – 3.5%
Axel Springer SE	1,921	107,165
Eutelsat Communications SA	14,870	445,955
ITV PLC	14,568	59,395
JCDecaux SA	4,178	160,256
Kabel Deutschland Holding AG	1,688	209,372
RELX NV	846	14,285
RELX PLC	1,680	29,641
RTL Group SA	1,260	105,491
SES SA (FDR)	22,406	622,659
Singapore Press Holdings, Ltd.#	146,000	405,870
Telenet Group Holding NV*	308	16,657
Vivendi SA	3,621	78,141
Wolters Kluwer NV	1,520	51,143
		2,306,030

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Metals & Mining – 0.1%
Mitsubishi Materials Corp.	16,000	$51,123
Multiline Retail – 2.6%
Don Quijote Holdings Co., Ltd.	10,400	369,945
Isetan Mitsukoshi Holdings, Ltd.	2,400	31,672
J Front Retailing Co., Ltd.	4,800	70,534
Next PLC	10,800	1,160,503
Ryohin Keikaku Co., Ltd.	500	102,513
		1,735,167
Multi-Utilities – 0.6%
AGL Energy, Ltd.	2,549	33,574
National Grid PLC	26,929	372,123
		405,697
Oil, Gas & Consumable Fuels – 0.4%
JX Holdings, Inc.	37,400	158,214
Neste Oyj	719	21,586
TonenGeneral Sekiyu KK	13,000	110,551
		290,351
Paper & Forest Products – 0.1%
Oji Holdings Corp.	13,000	52,896
Personal Products – 0.8%
Beiersdorf AG	328	29,995
Kao Corp.	4,100	213,392
Kose Corp.	1,000	93,776
L'Oreal SA	511	86,231
Shiseido Co., Ltd.	6,600	138,887
		562,281
Pharmaceuticals – 8.9%
Astellas Pharma, Inc.	13,400	193,061
Chugai Pharmaceutical Co., Ltd.	2,900	102,313
Daiichi Sankyo Co., Ltd.	13,600	284,097
Eisai Co., Ltd.	7,000	469,637
Galenica AG	114	179,203
Kyowa Hakko Kirin Co., Ltd.	2,000	31,869
Mitsubishi Tanabe Pharma Corp.	12,600	219,750
Novartis AG	4,727	409,771
Novo Nordisk A/S - Class B	16,192	943,079
Ono Pharmaceutical Co., Ltd.	500	90,240
Orion Oyj - Class B	3,712	128,950
Otsuka Holdings Co., Ltd.	5,100	183,198
Roche Holding AG	468	129,187
Shionogi & Co., Ltd.	19,800	906,635
Shire PLC	3,996	276,715
Takeda Pharmaceutical Co., Ltd.	5,000	252,330
Teva Pharmaceutical Industries, Ltd.	15,421	1,008,906
UCB SA	554	50,103
		5,859,044
Professional Services – 0.2%
Bureau Veritas SA	1,626	32,492
Capita PLC	3,208	57,121
Recruit Holdings Co., Ltd.	900	26,660
		116,273
Real Estate Investment Trusts (REITs) – 2.8%
CapitaLand Commercial Trust, Ltd.	14,000	13,335
Gecina SA	169	20,586
Japan Prime Realty Investment Corp.	62	213,064
Japan Real Estate Investment Corp.	24	117,224
Japan Retail Fund Investment Corp.	144	278,223
Link REIT	92,500	553,821
Nippon Building Fund, Inc.	20	96,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Nippon Prologis REIT, Inc.	17	$30,908
Nomura Real Estate Master Fund, Inc.	141	175,282
United Urban Investment Corp.	242	330,238
		1,828,704
Real Estate Management & Development – 4.0%
Daito Trust Construction Co., Ltd.	200	23,315
Daiwa House Industry Co., Ltd.	9,500	276,905
Henderson Land Development Co., Ltd.	51,700	316,879
Hongkong Land Holdings, Ltd.	4,900	34,300
Hysan Development Co., Ltd.	36,000	147,488
Kerry Properties, Ltd.	24,000	65,498
New World Development Co., Ltd.	25,000	24,710
Nomura Real Estate Holdings, Inc.	700	13,134
Sun Hung Kai Properties, Ltd.	35,000	422,721
Swire Pacific, Ltd. - Class A	38,000	427,572
Swire Properties, Ltd.	102,200	295,399
Swiss Prime Site AG*	5,320	417,078
UOL Group, Ltd.	7,500	33,021
Vonovia SE	1,154	35,800
Wheelock & Co., Ltd.	26,000	109,538
		2,643,358
Road & Rail – 3.5%
Asciano, Ltd.	7,367	46,906
ComfortDelGro Corp., Ltd.	258,000	555,211
DSV A/S	6,445	255,040
East Japan Railway Co.	500	47,637
Keikyu Corp.	9,000	75,112
Kintetsu Group Holdings Co., Ltd.	12,000	49,226
MTR Corp., Ltd.	134,500	666,443
Nagoya Railroad Co., Ltd.	19,000	79,839
Tokyu Corp.	2,000	15,976
West Japan Railway Co.	7,100	495,901
		2,287,291
Semiconductor & Semiconductor Equipment – 0.1%
ARM Holdings PLC	1,602	24,534
Tokyo Electron, Ltd.	1,200	73,110
		97,644
Software – 1.4%
Check Point Software Technologies, Ltd.*	700	56,966
Dassault Systemes	4,130	331,055
Konami Holdings Corp.	7,100	170,617
NICE Systems, Ltd.	3,233	186,583
Nintendo Co., Ltd.	200	27,883
Oracle Corp. Japan	500	23,506
Sage Group PLC	11,689	103,980
Trend Micro, Inc.	700	28,715
		929,305
Specialty Retail – 2.7%
Dixons Carphone PLC	4,750	35,007
Fast Retailing Co., Ltd.	1,700	603,162
Nitori Holdings Co., Ltd.	6,300	536,271
Shimamura Co., Ltd.	1,100	130,521
Sports Direct International PLC*	11,977	101,864
Yamada Denki Co., Ltd.	84,600	368,163
		1,774,988
Technology Hardware, Storage & Peripherals – 0.4%
FUJIFILM Holdings Corp.	1,400	59,178
Ricoh Co., Ltd.	20,900	217,556
		276,734

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.0%
adidas AG	793	$77,473
Christian Dior SE	186	31,680
Hermes International	278	94,172
Luxottica Group SpA	2,625	172,281
Pandora A/S	1,133	143,894
Yue Yuen Industrial Holdings, Ltd.	49,000	166,604
		686,104
Tobacco – 0.8%
Imperial Tobacco Group PLC	5,122	270,773
Japan Tobacco, Inc.	800	29,762
Swedish Match AB	6,289	223,808
		524,343
Trading Companies & Distributors – 0.9%
Bunzl PLC	5,603	155,678
ITOCHU Corp.	15,200	182,380
Marubeni Corp.	3,800	19,765
Mitsui & Co., Ltd.	2,000	24,056
Travis Perkins PLC	2,489	72,385
Wolseley PLC	2,517	136,937
		591,201
Transportation Infrastructure – 1.0%
Aeroports de Paris	248	28,888
Atlantia SpA	2,428	64,638
Fraport AG Frankfurt Airport Services Worldwide	647	41,437
Groupe Eurotunnel SE	19,834	246,982
Transurban Group	35,619	271,681
		653,626
Water Utilities – 0%
Severn Trent PLC	686	22,013
Wireless Telecommunication Services – 0.4%
KDDI Corp.	1,200	31,493
NTT DOCOMO, Inc.	11,100	229,426
Tele2 AB - Class B	2,984	29,979
		290,898
Total Common Stocks (cost $61,699,961)		65,331,367
Preferred Stocks – 0.3%
Chemicals – 0%
Fuchs Petrolub SE	307	14,511
Media – 0.3%
ProSiebenSat.1 Media SE	3,839	195,079
Total Preferred Stocks (cost $210,974)		209,590
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.3005%ºº,£	295,000	295,000
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	265,038	265,038
Total Investment Companies (cost $560,038)		560,038
Total Investments (total cost $62,470,973) – 100.3%		66,100,995
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(204,865)
Net Assets – 100%		$65,896,130

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$23,703,147	35.9%
Hong Kong	9,178,552	13.9
Switzerland	6,457,006	9.8
United Kingdom	5,766,721	8.7
France	3,873,915	5.9
Germany	2,942,371	4.4
Israel	2,921,257	4.4
Singapore	2,423,775	3.7
Australia	2,191,570	3.3
Denmark	2,064,841	3.1
Netherlands	828,746	1.2
Sweden	826,560	1.2
New Zealand	644,052	1.0
United States	560,038	0.8
Italy	462,903	0.7
Belgium	432,478	0.7
Finland	386,166	0.6
Spain	301,939	0.5
Ireland	134,958	0.2

Total	$66,100,995	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index

A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $44,892, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

#	Loaned security; a portion of the security is on loan at December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Collateral Fund LLC	355,505	1,569,071	(1,629,576)	295,000	$ 2,431(1)	$ 295,000
Janus Cash Liquidity Fund LLC	946,213	6,230,298	(6,911,473)	265,038	424	265,038
Total					$ 2,855	$ 560,038

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 65,331,367	$ -	$ -
Preferred Stocks	-	209,590	-
Investment Companies	-	560,038	-
Total Assets	$ 65,331,367	$ 769,628	$ -

Janus Investment Fund	15

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$62,470,973
Unaffiliated investments, at value(1)	$65,540,957
Affiliated investments, at value	560,038
Cash	60,839
Cash denominated in foreign currency(2)	3,707
Non-interested Trustees' deferred compensation	1,333
Receivables:
Foreign tax reclaims	57,581
Dividends	55,199
Fund shares sold	37,032
Dividends from affiliates	131
Other assets	714
Total Assets	66,317,531
Liabilities:
Collateral for securities loaned (Note 2)	295,000
Payables:	—
Fund shares repurchased	37,082
Advisory fees	33,540
Professional fees	27,938
Transfer agent fees and expenses	2,153
Custodian fees	1,762
12b-1 Distribution and shareholder servicing fees	1,365
Non-interested Trustees' deferred compensation fees	1,333
Fund administration fees	579
Non-interested Trustees' fees and expenses	394
Accrued expenses and other payables	20,255
Total Liabilities	421,401
Net Assets	$65,896,130

See Notes to Financial Statements.

16	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$66,551,553
Undistributed net investment income/(loss)	(546,993)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,733,585)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,625,155
Total Net Assets	$65,896,130
Net Assets - Class A Shares	$2,587,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	330,436
Net Asset Value Per Share(3)	$7.83
Maximum Offering Price Per Share(4)	$8.31
Net Assets - Class C Shares	$830,560
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,690
Net Asset Value Per Share(3)	$7.71
Net Assets - Class D Shares	$1,048,594
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,449
Net Asset Value Per Share	$7.74
Net Assets - Class I Shares	$59,870,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,721,622
Net Asset Value Per Share	$7.75
Net Assets - Class S Shares	$63,023
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,019
Net Asset Value Per Share	$7.86
Net Assets - Class T Shares	$1,496,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,177
Net Asset Value Per Share	$7.74

(1) Includes $278,597 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $3,726.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$645,109
Affiliated securities lending income, net	2,431
Dividends from affiliates	424
Other income	19
Foreign tax withheld	(37,031)
Total Investment Income	610,952
Expenses:
Advisory fees	191,857
12b-1Distribution and shareholder servicing fees:
Class A Shares	4,426
Class C Shares	3,893
Class S Shares	83
Transfer agent administrative fees and expenses:
Class D Shares	608
Class S Shares	83
Class T Shares	1,580
Transfer agent networking and omnibus fees:
Class A Shares	2,868
Class C Shares	179
Class I Shares	1,682
Other transfer agent fees and expenses:
Class A Shares	218
Class C Shares	49
Class D Shares	98
Class I Shares	1,145
Class T Shares	25
Registration fees	37,681
Professional fees	16,874
Custodian fees	12,456
Shareholder reports expense	8,336
Fund administration fees	3,313
Non-interested Trustees’ fees and expenses	754
Other expenses	7,859
Total Expenses	296,067
Less: Excess Expense Reimbursement	(161)
Net Expenses	295,906
Net Investment Income/(Loss)	315,046
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(1,640,379)
Total Net Realized Gain/(Loss) on Investments	(1,640,379)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	104,400
Total Change in Unrealized Net Appreciation/Depreciation	104,400
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,220,933)

See Notes to Financial Statements.

18	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$315,046	$1,034,385
Net realized gain/(loss) on investments	(1,640,379)	257,720
Change in unrealized net appreciation/depreciation	104,400	(4,405,575)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,220,933)	(3,113,470)
Dividends and Distributions to Shareholders:
Class A Shares	(16,604)	(89,175)
Class C Shares	(6,407)	(5,137)
Class D Shares	(15,202)	—
Class I Shares	(894,967)	(1,265,058)
Class S Shares	(736)	(1,098)
Class T Shares	(19,966)	(24,096)
Total Dividends from Net Investment Income	(953,882)	(1,384,564)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(588,211)
Class C Shares	—	(51,586)
Class I Shares	—	(7,132,161)
Class S Shares	—	(6,924)
Class T Shares	—	(167,847)
Total Distributions from Net Realized Gain from Investment Transactions	—	(7,946,729)
Net Decrease from Dividends and Distributions to Shareholders	(953,882)	(9,331,293)
Capital Share Transactions:
Class A Shares	(3,141,344)	1,403,075
Class C Shares	351,545	73,596
Class D Shares	595,338	517,457
Class I Shares	(3,382,467)	7,297,995
Class S Shares	(2,161)	11,022
Class T Shares	626,007	(1,334,859)
Net Increase/(Decrease) from Capital Share Transactions	(4,953,082)	7,968,286
Net Increase/(Decrease) in Net Assets	(7,127,897)	(4,476,477)
Net Assets:
Beginning of period	73,024,027	77,500,504
End of period	$65,896,130	$73,024,027

Undistributed Net Investment Income/(Loss)	$(546,993)	$91,843

(1) Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH International Managed Volatility Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$8.03	$9.66	$8.07		$6.79	$8.10	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.09(1)	0.25(1)		0.22	0.12	0.66
Net realized and unrealized gain/(loss)	(0.17)	(0.56)	1.57		1.21	(1.36)	1.39
Total from Investment Operations	(0.15)	(0.47)	1.82		1.43	(1.24)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.15)	(0.23)		(0.15)	(0.07)	(0.11)
Distributions (from capital gains)	—	(1.01)	—(2)		—	—	—
Total Dividends and Distributions	(0.05)	(1.16)	(0.23)		(0.15)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.83	$8.03	$9.66		$8.07	$6.79	$8.10
Total Return*	(1.85)%	(4.19)%	22.74%		21.27%	(15.33)%	33.42%
Net Assets, End of Period (in thousands)	$2,588	$5,829	$5,342		$473	$445	$526
Average Net Assets for the Period (in thousands)	$3,479	$5,392	$2,240		$317	$452	$1,910
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.35%	1.21%		1.22%	1.42%	3.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.34%	1.20%		1.22%	1.26%	1.07%(3)
Ratio of Net Investment Income/(Loss)	0.49%	1.09%	2.69%		1.26%	1.72%	2.05%
Portfolio Turnover Rate	40%	191%	160%		143%	140%	179%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.94	$9.58	$8.14	$6.78	$8.11	$6.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.03(1)	0.19(1)	2.46	0.17	0.58
Net realized and unrealized gain/(loss)	(0.17)	(0.56)	1.57	(0.93)	(1.43)	1.47
Total from Investment Operations	(0.17)	(0.53)	1.76	1.53	(1.26)	2.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.10)	(0.32)	(0.17)	(0.07)	(0.11)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—	—
Total Dividends and Distributions	(0.06)	(1.11)	(0.32)	(0.17)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.71	$7.94	$9.58	$8.14	$6.78	$8.11
Total Return*	(2.13)%	(4.95)%	21.91%	22.79%	(15.55)%	33.37%
Net Assets, End of Period (in thousands)	$831	$510	$526	$113	$433	$563
Average Net Assets for the Period (in thousands)	$761	$480	$179	$251	$574	$1,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	2.02%	1.93%	1.32%	1.71%	3.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	2.01%	1.93%	1.18%	1.47%	1.21%(4)
Ratio of Net Investment Income/(Loss)	(0.08)%	0.40%	2.13%	1.20%	1.33%	1.92%
Portfolio Turnover Rate	40%	191%	160%	143%	140%	179%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.25% without the waiver of these fees and expenses.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 2.00% without the waiver of these fees and expenses.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.03
Net realized and unrealized gain/(loss)	(0.17)	(2.03)
Total from Investment Operations	(0.14)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.12)	—
Net Asset Value, End of Period	$7.74	$8.00
Total Return*	(1.77)%	(20.00)%
Net Assets, End of Period (in thousands)	$1,049	$504
Average Net Assets for the Period (in thousands)	$992	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.26%
Ratio of Net Investment Income/(Loss)	0.87%	1.80%
Portfolio Turnover Rate	40%	191%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.00	$9.63	$8.03	$6.77	$8.06	$6.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.13(2)	0.21(2)	0.18	0.12	0.03
Net realized and unrealized gain/(loss)	(0.17)	(0.57)	1.63	1.28	(1.35)	2.00
Total from Investment Operations	(0.13)	(0.44)	1.84	1.46	(1.23)	2.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.18)	(0.24)	(0.20)	(0.06)	(0.11)
Distributions (from capital gains)	—	(1.01)	—(3)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)	—
Total Dividends and Distributions	(0.12)	(1.19)	(0.24)	(0.20)	(0.06)	(0.11)
Net Asset Value, End of Period	$7.75	$8.00	$9.63	$8.03	$6.77	$8.06
Total Return*	(1.64)%	(3.90)%	23.21%	21.78%	(15.18)%	33.20%
Net Assets, End of Period (in thousands)	$59,870	$65,227	$69,062	$59,981	$35,608	$20,713
Average Net Assets for the Period (in thousands)	$61,779	$64,504	$66,596	$42,583	$29,910	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.93%	0.81%	0.92%	1.13%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.93%	0.81%	0.92%	1.00%	0.86%
Ratio of Net Investment Income/(Loss)	0.96%	1.48%	2.27%	1.86%	2.05%	2.28%
Portfolio Turnover Rate	40%	191%	160%	143%	140%	179%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH International Managed Volatility Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.09	$9.74	$8.09	$6.79	$8.12	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.15(1)	2.47	0.10	0.70
Net realized and unrealized gain/(loss)	(0.17)	(0.57)	1.69	(1.02)	(1.36)	1.37
Total from Investment Operations	(0.14)	(0.48)	1.84	1.45	(1.26)	2.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.16)	(0.19)	(0.15)	(0.07)	(0.11)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—	—
Total Dividends and Distributions	(0.09)	(1.17)	(0.19)	(0.15)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.86	$8.09	$9.74	$8.09	$6.79	$8.12
Total Return*	(1.68)%	(4.29)%	22.92%	21.48%	(15.54)%	33.75%
Net Assets, End of Period (in thousands)	$63	$67	$67	$118	$421	$498
Average Net Assets for the Period (in thousands)	$65	$64	$86	$254	$432	$1,870
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.43%	1.33%	1.48%	1.66%	3.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.43%	1.13%	1.29%	1.44%	1.07%(3)
Ratio of Net Investment Income/(Loss)	0.86%	1.01%	1.69%	1.09%	1.52%	2.05%
Portfolio Turnover Rate	40%	191%	160%	143%	140%	179%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.99	$9.60	$8.01	$6.77	$8.09	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.32(1)	0.08	0.06	0.17
Net realized and unrealized gain/(loss)	(0.17)	(0.55)	1.49	1.35	(1.31)	1.87
Total from Investment Operations	(0.14)	(0.46)	1.81	1.43	(1.25)	2.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.22)	(0.19)	(0.07)	(0.11)
Distributions (from capital gains)	—	(1.01)	—(2)	—	—	—
Total Dividends and Distributions	(0.11)	(1.15)	(0.22)	(0.19)	(0.07)	(0.11)
Net Asset Value, End of Period	$7.74	$7.99	$9.60	$8.01	$6.77	$8.09
Total Return*	(1.79)%	(4.08)%	22.78%	21.30%	(15.47)%	33.26%
Net Assets, End of Period (in thousands)	$1,496	$887	$2,504	$202	$59	$45
Average Net Assets for the Period (in thousands)	$1,233	$1,474	$1,121	$70	$40	$29
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.16%	1.12%	1.27%	1.41%	2.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.16%	1.12%	1.26%	1.25%	0.54%(4)
Ratio of Net Investment Income/(Loss)	0.72%	1.10%	3.44%	1.24%	1.80%	3.12%
Portfolio Turnover Rate	40%	191%	160%	143%	140%	179%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.50% without the waiver of these fees and expenses.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

22	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	23

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

24	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

26	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 278,597	$ -	$ (278,597)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Janus Investment Fund	27

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2015, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $278,597 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2015 is $295,000, resulting in the net amount due to the counterparty of $16,403.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55%.

28	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

Janus Investment Fund	29

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

30	DECEMBER 31, 2015

INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $825.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2015.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	6	-*
Class D Shares	5	-*
Class I Shares	96	87
Class S Shares	100	-*
Class T Shares	-	-
* Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

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INTECH International Managed Volatility Fund (unaudited)

Notes to Financial Statements

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 62,499,667	$ 5,706,435	$ (2,105,107)	$ 3,601,328

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	73,040	$ 566,098	214,874	$ 1,798,281
Reinvested dividends and distributions	2,134	16,432	89,130	677,386
Shares repurchased	(470,688)	(3,723,874)	(130,866)	(1,072,592)
Net Increase/(Decrease)	(395,514)	$(3,141,344)	173,138	$ 1,403,075
Class C Shares:
Shares sold	44,347	$ 358,212	15,663	$ 130,226
Reinvested dividends and distributions	523	3,966	7,315	55,155
Shares repurchased	(1,384)	(10,633)	(13,684)	(111,785)
Net Increase/(Decrease)	43,486	$ 351,545	9,294	$ 73,596
Class D Shares:
Shares sold	120,234	$ 957,828	65,610	$ 537,916
Reinvested dividends and distributions	1,990	15,144	-	-
Shares repurchased	(49,847)	(377,634)	(2,538)	(20,459)
Net Increase/(Decrease)	72,377	$ 595,338	63,072	$ 517,457
Class I Shares:
Shares sold	146,592	$ 1,138,436	642,434	$ 5,335,127
Reinvested dividends and distributions	116,406	887,017	1,106,762	8,367,123
Shares repurchased	(692,781)	(5,407,920)	(772,450)	(6,404,255)
Net Increase/(Decrease)	(429,783)	$(3,382,467)	976,746	$ 7,297,995
Class S Shares:
Shares sold	-	$ -	370	$ 3,000
Reinvested dividends and distributions	95	736	1,047	8,022
Shares repurchased	(370)	(2,897)	-	-
Net Increase/(Decrease)	(275)	$ (2,161)	1,417	$ 11,022
Class T Shares:
Shares sold	130,779	$ 1,001,339	86,353	$ 747,118
Reinvested dividends and distributions	2,609	19,854	25,268	190,773
Shares repurchased	(51,212)	(395,186)	(261,461)	(2,272,750)
Net Increase/(Decrease)	82,176	$ 626,007	(149,840)	$(1,334,859)
(1)	Period from April 24, 2015 (inception date) through June 30, 2015 for Class D Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$27,083,203	$ 32,085,912	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	33

INTECH International Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

48	DECEMBER 31, 2015

INTECH International Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108436				125-24-93014 02-16

SEMIANNUAL REPORT December 31, 2015

INTECH U.S. Core Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Core Fund

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

The Fund seeks to provide both excess returns and dependable exposure to the U.S. large-cap asset class through dynamic stock-level portfolio rebalancing and a focus on stocks with high relative price movements and low correlations. This mathematical investment process is disciplined, repeatable and results in portfolios that are diversified and style-consistent

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, INTECH U.S. Core Fund’s Class T Shares returned 0.67%. This compares to the 0.15% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the Fund as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our shareholders’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market as measured by the S&P 500 Index posted a positive return of 0.15% for the six month period ended December 31, 2015. INTECH U.S. Core Fund outperformed the S&P 500 Index over the period and generated a return of 0.67%.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund benefited from favorable sector positioning and stock selection during the period. Specifically, the Fund was positively impacted by an average underweight allocation to the energy sector, which was the weakest performing sector during the period, as well as favorable security selection in the industrials sector.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the S&P 500 Index. While the INTECH U.S. Core Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund outperformed during the period, benefiting from favorable sector positioning and security selection.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

Janus Investment Fund	1

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Anthem, Inc.
Health Care Providers & Services	2.9%
Home Depot, Inc.
Specialty Retail	2.1%
CVS Health Corp.
Food & Staples Retailing	1.9%
Lockheed Martin Corp.
Aerospace & Defense	1.8%
AmerisourceBergen Corp.
Health Care Providers & Services	1.7%
10.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	2.6%
Other	(2.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

2	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	0.68%	1.43%	13.23%	7.03%	9.91%	0.89%
Class A Shares at MOP(1)	-5.11%	-4.41%	11.90%	6.40%	9.41%
Class C Shares at NAV(1)	0.28%	0.62%	12.34%	6.22%	9.08%	1.66%
Class C Shares at CDSC(1)	-0.57%	-0.23%	12.34%	6.22%	9.08%
Class D Shares(1)	0.70%	1.49%	13.40%	7.26%	10.18%	0.74%
Class I Shares(1)	0.74%	1.63%	13.53%	7.22%	10.14%	0.61%
Class N Shares(1)	0.84%	1.73%	13.32%	7.22%	10.14%	0.59%
Class S Shares(1)	0.53%	1.17%	13.03%	6.85%	9.72%	1.07%
Class T Shares(1)	0.67%	1.46%	13.32%	7.22%	10.14%	0.82%
S&P 500® Index	0.15%	1.38%	12.57%	7.31%	9.37%
Morningstar Quartile - Class T Shares	-	3rd	1st	3rd	2nd
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,224/1,745	311/1,548	724/1,331	363/1,182

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the Fund’s portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest.

Janus Investment Fund	3

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public

4	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – February 28, 2003

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$1,006.80	$4.84	$1,000.00	$1,020.31	$4.88	0.96%
Class C Shares	$1,000.00	$1,002.80	$8.06	$1,000.00	$1,017.09	$8.11	1.60%
Class D Shares	$1,000.00	$1,007.00	$4.09	$1,000.00	$1,021.06	$4.12	0.81%
Class I Shares	$1,000.00	$1,007.40	$3.53	$1,000.00	$1,021.62	$3.56	0.70%
Class N Shares	$1,000.00	$1,008.40	$3.23	$1,000.00	$1,021.92	$3.25	0.64%
Class S Shares	$1,000.00	$1,005.30	$5.75	$1,000.00	$1,019.41	$5.79	1.14%
Class T Shares	$1,000.00	$1,006.70	$4.44	$1,000.00	$1,020.71	$4.47	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 3.4%
General Dynamics Corp.	28,800	$3,955,968
Lockheed Martin Corp.	50,300	10,922,645
Northrop Grumman Corp.	19,800	3,738,438
Raytheon Co.	13,900	1,730,967
Rockwell Collins, Inc.	5,400	498,420
		20,846,438
Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	12,700	787,654
Expeditors International of Washington, Inc.	14,300	644,930
		1,432,584
Auto Components – 1.7%
Delphi Automotive PLC	82,700	7,089,871
Goodyear Tire & Rubber Co.	114,000	3,724,380
		10,814,251
Beverages – 2.6%
Brown-Forman Corp. - Class B	13,600	1,350,208
Coca-Cola Enterprises, Inc.	8,200	403,768
Constellation Brands, Inc. - Class A	48,300	6,879,852
Dr Pepper Snapple Group, Inc.	49,700	4,632,040
Monster Beverage Corp.*	19,800	2,949,408
		16,215,276
Biotechnology – 1.8%
Gilead Sciences, Inc.	33,900	3,430,341
Regeneron Pharmaceuticals, Inc.*	14,200	7,708,754
		11,139,095
Building Products – 0.6%
Allegion PLC	25,300	1,667,776
Masco Corp.	72,700	2,057,410
		3,725,186
Capital Markets – 2.8%
Bank of New York Mellon Corp.	5,700	234,954
Goldman Sachs Group, Inc.	30,300	5,460,969
Morgan Stanley	209,500	6,664,195
Northern Trust Corp.	60,400	4,354,236
State Street Corp.	13,800	915,768
		17,630,122
Chemicals – 2.3%
Eastman Chemical Co.	44,100	2,977,191
Ecolab, Inc.	26,100	2,985,318
LyondellBasell Industries NV - Class A	97,200	8,446,680
		14,409,189
Commercial Banks – 2.9%
BB&T Corp.	21,300	805,353
Comerica, Inc.	72,700	3,041,041
Fifth Third Bancorp	56,700	1,139,670
Huntington Bancshares, Inc.	144,100	1,593,746
KeyCorp	128,000	1,688,320
M&T Bank Corp.	6,300	763,434
People's United Financial, Inc.#	126,700	2,046,205
Regions Financial Corp.	116,100	1,114,560
Wells Fargo & Co.	59,080	3,211,589
Zions Bancorporation	85,500	2,334,150
		17,738,068
Commercial Services & Supplies – 1.5%
Cintas Corp.#	48,900	4,452,345
Republic Services, Inc.	43,800	1,926,762
Stericycle, Inc.*	26,000	3,135,600
		9,514,707

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Communications Equipment – 0.8%
F5 Networks, Inc.*	18,200	$1,764,672
Juniper Networks, Inc.	43,500	1,200,600
Motorola Solutions, Inc.	28,700	1,964,515
		4,929,787
Construction & Engineering – 0.1%
Quanta Services, Inc.*	45,700	925,425
Construction Materials – 1.2%
Martin Marietta Materials, Inc.	22,500	3,073,050
Vulcan Materials Co.	45,500	4,321,135
		7,394,185
Consumer Finance – 1.1%
Capital One Financial Corp.	34,700	2,504,646
Discover Financial Services	82,200	4,407,564
		6,912,210
Containers & Packaging – 1.0%
Avery Dennison Corp.	38,600	2,418,676
Sealed Air Corp.	79,600	3,550,160
		5,968,836
Diversified Consumer Services – 0.2%
H&R Block, Inc.	38,500	1,282,435
Diversified Financial Services – 3.1%
CME Group, Inc.	109,000	9,875,400
Leucadia National Corp.	99,500	1,730,305
McGraw Hill Financial, Inc.	14,300	1,409,694
Moody's Corp.	30,000	3,010,200
Nasdaq, Inc.	56,700	3,298,239
		19,323,838
Electric Utilities – 1.3%
American Electric Power Co., Inc.	15,400	897,358
Edison International	11,700	692,757
Eversource Energy	23,000	1,174,610
Pepco Holdings, Inc.	10,200	265,302
Pinnacle West Capital Corp.	17,300	1,115,504
PPL Corp.	40,100	1,368,613
Southern Co.	15,600	729,924
Xcel Energy, Inc.	43,700	1,569,267
		7,813,335
Electrical Equipment – 0.2%
AMETEK, Inc.	19,400	1,039,646
Energy Equipment & Services – 0.5%
Cameron International Corp.*	39,600	2,502,720
Transocean, Ltd. (U.S. Shares)#	23,600	292,168
		2,794,888
Food & Staples Retailing – 3.1%
CVS Health Corp.	119,600	11,693,292
Kroger Co.	147,900	6,186,657
Sysco Corp.	12,600	516,600
Walgreens Boots Alliance, Inc.	10,400	885,612
		19,282,161
Food Products – 3.7%
Campbell Soup Co.	64,000	3,363,200
ConAgra Foods, Inc.	166,800	7,032,288
General Mills, Inc.	28,000	1,614,480
Hershey Co.	9,200	821,284
Hormel Foods Corp.	16,800	1,328,544
JM Smucker Co.	1,300	160,342
Kellogg Co.	24,800	1,792,296
McCormick & Co., Inc.	33,400	2,857,704
Mondelez International, Inc. - Class A	15,600	699,504

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Tyson Foods, Inc. - Class A	65,500	$3,493,115
		23,162,757
Health Care Equipment & Supplies – 1.9%
Boston Scientific Corp.*	335,000	6,177,400
CR Bard, Inc.	14,500	2,746,880
DENTSPLY International, Inc.	7,400	450,290
Edwards Lifesciences Corp.*	15,800	1,247,884
Stryker Corp.	13,800	1,282,572
		11,905,026
Health Care Providers & Services – 10.1%
Aetna, Inc.	89,263	9,651,116
AmerisourceBergen Corp.	104,100	10,796,211
Anthem, Inc.	130,400	18,182,976
Cardinal Health, Inc.	89,700	8,007,519
Cigna Corp.	41,000	5,999,530
HCA Holdings, Inc.*	33,800	2,285,894
McKesson Corp.	3,400	670,582
UnitedHealth Group, Inc.	33,300	3,917,412
Universal Health Services, Inc. - Class B	24,300	2,903,607
		62,414,847
Health Care Technology – 0.4%
Cerner Corp.*	40,500	2,436,885
Hotels, Restaurants & Leisure – 2.6%
Carnival Corp. (U.S. Shares)	35,300	1,923,144
Chipotle Mexican Grill, Inc.*	1,600	767,760
Darden Restaurants, Inc.	50,800	3,232,912
Marriott International, Inc. - Class A#	44,100	2,956,464
Royal Caribbean Cruises, Ltd. (U.S. Shares)	18,200	1,842,022
Starbucks Corp.	93,300	5,600,799
		16,323,101
Household Durables – 2.4%
DR Horton, Inc.	78,500	2,514,355
Leggett & Platt, Inc.	62,100	2,609,442
Lennar Corp. - Class A	9,400	459,754
Mohawk Industries, Inc.*	25,300	4,791,567
Newell Rubbermaid, Inc.	108,300	4,773,864
		15,148,982
Household Products – 0.2%
Clorox Co.	8,100	1,027,323
Industrial Conglomerates – 0%
Roper Industries, Inc.	300	56,937
Information Technology Services – 1.6%
Accenture PLC - Class A (U.S. Shares)	8,700	909,150
Automatic Data Processing, Inc.	8,600	728,592
Fidelity National Information Services, Inc.	19,800	1,199,880
Fiserv, Inc.*	47,300	4,326,058
MasterCard, Inc. - Class A	9,300	905,448
Total System Services, Inc.	40,400	2,011,920
		10,081,048
Insurance – 3.8%
Allstate Corp.	16,600	1,030,694
American International Group, Inc.	19,300	1,196,021
Aon PLC	14,100	1,300,161
Assurant, Inc.	30,700	2,472,578
Cincinnati Financial Corp.	13,200	781,044
Hartford Financial Services Group, Inc.	96,400	4,189,544
Marsh & McLennan Cos., Inc.	41,000	2,273,450
MetLife, Inc.	20,900	1,007,589
Progressive Corp.	99,800	3,173,640

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Prudential Financial, Inc.	1,700	$138,397
Torchmark Corp.	43,900	2,509,324
Unum Group	35,700	1,188,453
XL Group PLC	61,400	2,405,652
		23,666,547
Internet & Catalog Retail – 1.2%
Expedia, Inc.	8,300	1,031,690
Netflix, Inc.*	55,500	6,348,090
		7,379,780
Internet Software & Services – 2.2%
Akamai Technologies, Inc.*	14,600	768,398
eBay, Inc.*	50,800	1,395,984
Facebook, Inc. - Class A*	84,900	8,885,634
VeriSign, Inc.*,#	29,900	2,612,064
		13,662,080
Leisure Products – 0.6%
Hasbro, Inc.	57,400	3,866,464
Machinery – 0.9%
Snap-on, Inc.	17,700	3,034,311
Stanley Black & Decker, Inc.	22,300	2,380,079
		5,414,390
Media – 1.9%
Cablevision Systems Corp. - Class A	83,400	2,660,460
Comcast Corp. - Class A	30,600	1,726,758
Time Warner Cable, Inc.	12,500	2,319,875
Walt Disney Co.	45,800	4,812,664
		11,519,757
Multiline Retail – 2.2%
Dollar General Corp.	39,500	2,838,865
Dollar Tree, Inc.*	31,200	2,409,264
Target Corp.	119,100	8,647,851
		13,895,980
Multi-Utilities – 2.3%
Ameren Corp.	18,000	778,140
CMS Energy Corp.	31,700	1,143,736
Consolidated Edison, Inc.	43,600	2,802,172
DTE Energy Co.	10,400	833,976
NiSource, Inc.	104,700	2,042,697
PG&E Corp.	17,000	904,230
Public Service Enterprise Group, Inc.	25,200	974,988
SCANA Corp.	17,100	1,034,379
TECO Energy, Inc.	59,900	1,596,335
WEC Energy Group, Inc.	37,700	1,934,387
		14,045,040
Oil, Gas & Consumable Fuels – 2.3%
Cimarex Energy Co.	16,900	1,510,522
Marathon Petroleum Corp.	4,500	233,280
Newfield Exploration Co.*	34,000	1,107,040
Phillips 66	26,200	2,143,160
Tesoro Corp.	27,800	2,929,286
Valero Energy Corp.	87,200	6,165,912
		14,089,200
Personal Products – 0.2%
Estee Lauder Cos., Inc. - Class A	12,800	1,127,168
Pharmaceuticals – 3.6%
Allergan PLC*	29,874	9,335,625
Eli Lilly & Co.	40,100	3,378,826
Zoetis, Inc.	206,400	9,890,688
		22,605,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Professional Services – 0.9%
Equifax, Inc.	31,700	$3,530,429
Nielsen Holdings PLC	13,500	629,100
Verisk Analytics, Inc. - Class A*	19,400	1,491,472
		5,651,001
Real Estate Investment Trusts (REITs) – 1.3%
Apartment Investment & Management Co. - Class A	12,200	488,366
AvalonBay Communities, Inc.	7,900	1,454,627
Equinix, Inc.	3,903	1,180,267
Equity Residential	9,800	799,582
Essex Property Trust, Inc.	10,200	2,441,982
Kimco Realty Corp.	20,000	529,200
Public Storage	4,300	1,065,110
		7,959,134
Semiconductor & Semiconductor Equipment – 3.5%
Avago Technologies, Ltd.	57,900	8,404,185
Broadcom Corp. - Class A	97,000	5,608,540
NVIDIA Corp.	25,600	843,776
Skyworks Solutions, Inc.	89,600	6,883,968
Xilinx, Inc.	4,600	216,062
		21,956,531
Software – 3.3%
Activision Blizzard, Inc.	97,000	3,754,870
Adobe Systems, Inc.*	20,800	1,953,952
CA, Inc.	52,500	1,499,400
Citrix Systems, Inc.*	3,000	226,950
Electronic Arts, Inc.*	117,700	8,088,344
Intuit, Inc.	24,800	2,393,200
Red Hat, Inc.*	33,000	2,732,730
		20,649,446
Specialty Retail – 9.1%
Advance Auto Parts, Inc.	13,700	2,061,987
AutoZone, Inc.*	3,800	2,819,258
CarMax, Inc.*	8,800	474,936
GameStop Corp. - Class A#	42,400	1,188,896
Home Depot, Inc.	99,700	13,185,325
L Brands, Inc.	95,700	9,169,974
Lowe's Cos., Inc.	123,700	9,406,148
O'Reilly Automotive, Inc.*	33,700	8,540,254
Ross Stores, Inc.	118,000	6,349,580
Tractor Supply Co.	36,900	3,154,950
		56,351,308
Technology Hardware, Storage & Peripherals – 0.1%
Apple, Inc.	3,200	336,832
Textiles, Apparel & Luxury Goods – 3.0%
Hanesbrands, Inc.	184,200	5,421,006
NIKE, Inc. - Class B	54,600	3,412,500
PVH Corp.	1,700	125,205
Under Armour, Inc. - Class A#	77,000	6,206,970
VF Corp.	52,900	3,293,025
		18,458,706
Tobacco – 2.0%
Altria Group, Inc.	85,600	4,982,776
Reynolds American, Inc.	157,756	7,280,439
		12,263,215
Trading Companies & Distributors – 0.1%
WW Grainger, Inc.#	2,500	506,475
Total Common Stocks (cost $563,253,949)		619,092,761

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Investment Companies – 2.6%
Investments Purchased with Cash Collateral from Securities Lending – 2.4%
Janus Cash Collateral Fund LLC, 0.3005%ºº,£	14,891,855	$14,891,855
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	1,062,000	1,062,000
Total Investment Companies (cost $15,953,855)		15,953,855
Total Investments (total cost $579,207,804) – 102.4%		635,046,616
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(14,731,403)
Net Assets – 100%		$620,315,213

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$634,754,448	100.0%
Switzerland	292,168	0.0

Total	$635,046,616	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

INTECH U.S. Core Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

#	Loaned security; a portion of the security is on loan at December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Collateral Fund LLC	606,750	44,068,775	(29,783,670)	14,891,855	$ 15,949(1)	$ 14,891,855
Janus Cash Liquidity Fund LLC	1,953,000	48,856,963	(49,747,963)	1,062,000	1,486	1,062,000
Total					$ 17,435	$ 15,953,855

(1)Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 619,092,761	$ -	$ -
Investment Companies	-	15,953,855	-
Total Assets	$ 619,092,761	$ 15,953,855	$ -

Janus Investment Fund	13

INTECH U.S. Core Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$579,207,804
Unaffiliated investments, at value(1)	$619,092,761
Affiliated investments, at value	15,953,855
Cash	29,246
Non-interested Trustees' deferred compensation	12,566
Receivables:
Dividends	854,741
Investments sold	754,611
Fund shares sold	475,329
Dividends from affiliates	95
Other assets	7,062
Total Assets	637,180,266
Liabilities:
Collateral for securities loaned (Note 2)	14,891,855
Payables:	—
Fund shares repurchased	1,446,365
Advisory fees	292,787
Transfer agent fees and expenses	103,316
12b-1 Distribution and shareholder servicing fees	31,681
Professional fees	18,673
Non-interested Trustees' deferred compensation fees	12,566
Fund administration fees	5,563
Non-interested Trustees' fees and expenses	3,742
Custodian fees	893
Accrued expenses and other payables	57,612
Total Liabilities	16,865,053
Net Assets	$620,315,213

See Notes to Financial Statements.

14	DECEMBER 31, 2015

INTECH U.S. Core Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$567,428,150
Undistributed net investment income/(loss)	1,865,263
Undistributed net realized gain/(loss) from investments	(4,819,566)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	55,841,366
Total Net Assets	$620,315,213
Net Assets - Class A Shares	$23,682,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,356,758
Net Asset Value Per Share(2)	$17.46
Maximum Offering Price Per Share(3)	$18.53
Net Assets - Class C Shares	$17,984,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,045,467
Net Asset Value Per Share(2)	$17.20
Net Assets - Class D Shares	$288,572,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,514,416
Net Asset Value Per Share	$17.47
Net Assets - Class I Shares	$121,289,750
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,936,954
Net Asset Value Per Share	$17.48
Net Assets - Class N Shares	$53,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,075
Net Asset Value Per Share	$17.47
Net Assets - Class S Shares	$35,801,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,060,540
Net Asset Value Per Share	$17.37
Net Assets - Class T Shares	$132,930,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,608,104
Net Asset Value Per Share	$17.47

(1) Includes $14,563,865 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.22 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH U.S. Core Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$4,935,035
Affiliated securities lending income, net	15,949
Dividends from affiliates	1,486
Other income	70
Total Investment Income	4,952,540
Expenses:
Advisory fees	1,906,478
12b-1Distribution and shareholder servicing fees:
Class A Shares	33,072
Class C Shares	83,022
Class S Shares	48,974
Transfer agent administrative fees and expenses:
Class D Shares	180,135
Class S Shares	48,974
Class T Shares	181,922
Transfer agent networking and omnibus fees:
Class A Shares	8,158
Class C Shares	8,065
Class I Shares	37,727
Other transfer agent fees and expenses:
Class A Shares	997
Class C Shares	979
Class D Shares	38,532
Class I Shares	2,242
Class S Shares	226
Class T Shares	994
Registration fees	70,977
Shareholder reports expense	52,855
Fund administration fees	31,617
Professional fees	25,535
Non-interested Trustees’ fees and expenses	6,625
Custodian fees	3,942
Other expenses	21,767
Total Expenses	2,793,815
Less: Excess Expense Reimbursement	(13,256)
Net Expenses	2,780,559
Net Investment Income/(Loss)	2,171,981
Net Realized Gain/(Loss) on Investments:
Investments	6,137,893
Total Net Realized Gain/(Loss) on Investments	6,137,893
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(3,183,583)
Total Change in Unrealized Net Appreciation/Depreciation	(3,183,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,126,291

See Notes to Financial Statements.

16	DECEMBER 31, 2015

INTECH U.S. Core Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$2,171,981	$7,961,273
Net realized gain/(loss) on investments	6,137,893	127,721,620
Change in unrealized net appreciation/depreciation	(3,183,583)	(85,507,353)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,126,291	50,175,540
Dividends and Distributions to Shareholders:
Class A Shares	(474)	(268,894)
Class C Shares	—	(113,169)
Class D Shares	(365,646)	(4,032,376)
Class I Shares	(256,581)	(2,552,408)
Class N Shares	(134)	(790)
Class S Shares	—	(447,314)
Class T Shares	(65,149)	(1,959,455)
Total Dividends from Net Investment Income	(687,984)	(9,374,406)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,775,981)	(2,063,321)
Class C Shares	(2,898,284)	(1,613,253)
Class D Shares	(43,914,844)	(27,476,602)
Class I Shares	(18,496,171)	(16,084,717)
Class N Shares	(8,118)	(4,713)
Class S Shares	(5,457,787)	(3,650,313)
Class T Shares	(20,516,757)	(14,157,903)
Total Distributions from Net Realized Gain from Investment Transactions	(95,067,942)	(65,050,822)
Net Decrease from Dividends and Distributions to Shareholders	(95,755,926)	(74,425,228)
Capital Share Transactions:
Class A Shares	(608,565)	6,117,104
Class C Shares	1,436,365	6,118,510
Class D Shares	28,718,475	26,603,764
Class I Shares	(15,417,937)	(15,686,801)
Class N Shares	8,252	55,503
Class S Shares	(4,903,861)	16,994,144
Class T Shares	(3,097,049)	13,832,869
Net Increase/(Decrease) from Capital Share Transactions	6,135,680	54,035,093
Net Increase/(Decrease) in Net Assets	(84,493,955)	29,785,405
Net Assets:
Beginning of period	704,809,168	675,023,763
End of period	$620,315,213	$704,809,168

Undistributed Net Investment Income/(Loss)	$1,865,263	$381,266

(1) Period from October 28, 2014 (inception date) through June 30, 2015 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH U.S. Core Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$20.47	$21.27	$17.66		$14.72	$14.31	$10.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.21(1)	0.14(1)		0.18	0.15	0.10
Net realized and unrealized gain/(loss)	0.05	1.27	4.34		2.96	0.39	3.58
Total from Investment Operations	0.11	1.48	4.48		3.14	0.54	3.68
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.26)	(0.11)		(0.20)	(0.13)	(0.09)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)		—	—	—
Total Dividends and Distributions	(3.12)	(2.28)	(0.87)		(0.20)	(0.13)	(0.09)
Net Asset Value, End of Period	$17.46	$20.47	$21.27		$17.66	$14.72	$14.31
Total Return*	0.68%	7.03%	25.84%		21.48%	3.83%	34.44%
Net Assets, End of Period (in thousands)	$23,682	$27,845	$22,550		$16,242	$13,486	$14,544
Average Net Assets for the Period (in thousands)	$25,920	$24,335	$18,644		$13,430	$13,834	$13,331
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.89%	0.97%		0.98%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.89%	0.97%		0.98%	0.99%	0.98%
Ratio of Net Investment Income/(Loss)	0.55%	0.97%	0.70%		1.05%	1.03%	0.82%
Portfolio Turnover Rate	53%	130%	59%		67%	73%	93%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.29	$21.14	$17.59	$14.68	$14.26	$10.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.05(1)	(0.01)(1)	0.04	0.03	—(2)
Net realized and unrealized gain/(loss)	0.04	1.26	4.32	2.96	0.39	3.56
Total from Investment Operations	0.03	1.31	4.31	3.00	0.42	3.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	—	(0.09)	—	(0.01)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—	—
Total Dividends and Distributions	(3.12)	(2.16)	(0.76)	(0.09)	—	(0.01)
Net Asset Value, End of Period	$17.20	$20.29	$21.14	$17.59	$14.68	$14.26
Total Return*	0.28%	6.21%	24.87%	20.51%	2.95%	33.26%
Net Assets, End of Period (in thousands)	$17,985	$19,376	$14,013	$9,154	$6,450	$6,755
Average Net Assets for the Period (in thousands)	$19,085	$17,511	$11,106	$7,536	$6,402	$6,690
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.66%	1.75%	1.77%	1.83%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.66%	1.75%	1.77%	1.83%	1.80%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.22%	(0.07)%	0.25%	0.20%	(0.01)%
Portfolio Turnover Rate	53%	130%	59%	67%	73%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.50	$21.29	$17.67	$14.74	$14.32	$10.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.24(1)	0.17(1)	0.19	0.17	0.13
Net realized and unrealized gain/(loss)	0.05	1.29	4.35	2.97	0.39	3.59
Total from Investment Operations	0.12	1.53	4.52	3.16	0.56	3.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.30)	(0.14)	(0.23)	(0.14)	(0.14)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(3.15)	(2.32)	(0.90)	(0.23)	(0.14)	(0.14)
Net Asset Value, End of Period	$17.47	$20.50	$21.29	$17.67	$14.74	$14.32
Total Return*	0.70%	7.23%	26.02%	21.62%	3.96%	34.74%
Net Assets, End of Period (in thousands)	$288,572	$302,054	$286,019	$220,548	$174,853	$173,097
Average Net Assets for the Period (in thousands)	$293,833	$303,548	$255,973	$192,611	$168,338	$156,479
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.74%	0.80%	0.85%	0.84%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.74%	0.80%	0.85%	0.84%	0.82%
Ratio of Net Investment Income/(Loss)	0.72%	1.14%	0.87%	1.17%	1.20%	0.96%
Portfolio Turnover Rate	53%	130%	59%	67%	73%	93%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.52	$21.31	$17.68	$14.75	$14.33	$10.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.27(1)	0.20(1)	0.19	0.20	0.16
Net realized and unrealized gain/(loss)	0.04	1.28	4.35	2.99	0.37	3.57
Total from Investment Operations	0.12	1.55	4.55	3.18	0.57	3.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.32)	(0.16)	(0.25)	(0.15)	(0.15)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(3.16)	(2.34)	(0.92)	(0.25)	(0.15)	(0.15)
Net Asset Value, End of Period	$17.48	$20.52	$21.31	$17.68	$14.75	$14.33
Total Return*	0.74%	7.35%	26.22%	21.75%	4.06%	34.84%
Net Assets, End of Period (in thousands)	$121,290	$153,922	$174,615	$71,592	$50,196	$55,567
Average Net Assets for the Period (in thousands)	$131,971	$178,491	$147,897	$56,472	$52,297	$53,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.61%	0.68%	0.75%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.61%	0.68%	0.75%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	0.79%	1.26%	1.00%	1.27%	1.31%	1.07%
Portfolio Turnover Rate	53%	130%	59%	67%	73%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Core Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$20.50	$21.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.20
Net realized and unrealized gain/(loss)	0.05	0.93
Total from Investment Operations	0.14	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.34)
Distributions (from capital gains)	(3.12)	(2.02)
Total Dividends and Distributions	(3.17)	(2.36)
Net Asset Value, End of Period	$17.47	$20.50
Total Return*	0.84%	5.26%
Net Assets, End of Period (in thousands)	$54	$53
Average Net Assets for the Period (in thousands)	$53	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.59%
Ratio of Net Investment Income/(Loss)	0.90%	1.45%
Portfolio Turnover Rate	53%	130%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.41	$21.23	$17.66	$14.73	$14.29	$10.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.17(2)	0.11(2)	0.16	0.12	0.08
Net realized and unrealized gain/(loss)	0.05	1.28	4.34	2.94	0.40	3.57
Total from Investment Operations	0.08	1.45	4.45	3.10	0.52	3.65
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.12)	(0.17)	(0.09)	(0.09)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	0.01	—(3)
Total Dividends and Distributions	(3.12)	(2.27)	(0.88)	(0.17)	(0.08)	(0.09)
Net Asset Value, End of Period	$17.37	$20.41	$21.23	$17.66	$14.73	$14.29
Total Return*	0.53%	6.86%	25.61%	21.20%	3.75%	34.11%
Net Assets, End of Period (in thousands)	$35,802	$45,678	$30,533	$5,996	$4,645	$4,836
Average Net Assets for the Period (in thousands)	$38,374	$38,156	$24,601	$4,857	$4,525	$4,423
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.07%	1.14%	1.17%	1.16%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.07%	1.14%	1.17%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	0.34%	0.81%	0.54%	0.86%	0.88%	0.61%
Portfolio Turnover Rate	53%	130%	59%	67%	73%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.49	$21.29	$17.67	$14.74	$14.31	$10.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.22(1)	0.16(1)	0.18	0.15	0.12
Net realized and unrealized gain/(loss)	0.05	1.28	4.34	2.97	0.40	3.58
Total from Investment Operations	0.11	1.50	4.50	3.15	0.55	3.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.28)	(0.12)	(0.22)	(0.12)	(0.13)
Distributions (from capital gains)	(3.12)	(2.02)	(0.76)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(3.13)	(2.30)	(0.88)	(0.22)	(0.12)	(0.13)
Net Asset Value, End of Period	$17.47	$20.49	$21.29	$17.67	$14.74	$14.31
Total Return*	0.67%	7.10%	25.94%	21.58%	3.93%	34.53%
Net Assets, End of Period (in thousands)	$132,931	$155,881	$147,294	$109,408	$83,640	$74,483
Average Net Assets for the Period (in thousands)	$142,551	$157,958	$129,992	$92,764	$75,220	$66,619
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.82%	0.89%	0.92%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.82%	0.89%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	0.64%	1.05%	0.79%	1.11%	1.14%	0.87%
Portfolio Turnover Rate	53%	130%	59%	67%	73%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

22	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	23

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

24	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	25

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 14,563,865	$ -	$ (14,563,865)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

26	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2015, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,563,865. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2015 is $14,891,855, resulting in the net amount due to the counterparty of $327,990.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.50%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”)

Janus Investment Fund	27

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2015, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.89%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit until November 1, 2015 was 0.80%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

28	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Janus Investment Fund	29

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $1,059.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $146.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	-*
Class S Shares	-	-
Class T Shares	-	-
*Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

30	DECEMBER 31, 2015

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 579,284,950	$71,322,079	$(15,560,413)	$ 55,761,666

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

June 30,2016	Accumulated Capital Losses
$ (3,397,272)	$ (3,397,272)

Janus Investment Fund	31

INTECH U.S. Core Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	88,183	$ 1,801,060	580,534	$ 12,215,194
Reinvested dividends and distributions	214,272	3,711,183	111,734	2,280,488
Shares repurchased	(305,877)	(6,120,808)	(392,337)	(8,378,578)
Net Increase/(Decrease)	(3,422)	$ (608,565)	299,931	$ 6,117,104
Class C Shares:
Shares sold	67,313	$ 1,200,727	323,442	$ 6,808,087
Reinvested dividends and distributions	115,828	1,978,350	57,232	1,162,392
Shares repurchased	(92,668)	(1,742,712)	(88,552)	(1,851,969)
Net Increase/(Decrease)	90,473	$ 1,436,365	292,122	$ 6,118,510
Class D Shares:
Shares sold	298,752	$ 5,994,011	1,630,988	$ 34,579,972
Reinvested dividends and distributions	2,521,722	43,726,659	1,525,162	31,143,810
Shares repurchased	(1,040,920)	(21,002,195)	(1,853,204)	(39,120,018)
Net Increase/(Decrease)	1,779,554	$ 28,718,475	1,302,946	$ 26,603,764
Class I Shares:
Shares sold	298,475	$ 6,002,774	1,830,094	$ 38,630,534
Reinvested dividends and distributions	1,059,725	18,386,233	899,849	18,374,908
Shares repurchased	(1,923,905)	(39,806,944)	(3,422,580)	(72,692,243)
Net Increase/(Decrease)	(565,705)	$(15,417,937)	(692,637)	$(15,686,801)
Class N Shares:
Shares sold	-	$ -	2,328	$ 50,000
Reinvested dividends and distributions	477	8,252	270	5,503
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	477	$ 8,252	2,598	$ 55,503
Class S Shares:
Shares sold	188,462	$ 3,815,497	1,225,346	$ 26,010,871
Reinvested dividends and distributions	316,231	5,451,819	201,131	4,097,031
Shares repurchased	(682,176)	(14,171,177)	(626,473)	(13,113,758)
Net Increase/(Decrease)	(177,483)	$ (4,903,861)	800,004	$ 16,994,144
Class T Shares:
Shares sold	333,504	$ 6,744,483	2,012,807	$ 42,244,897
Reinvested dividends and distributions	1,146,171	19,874,602	762,245	15,565,048
Shares repurchased	(1,479,680)	(29,716,134)	(2,086,554)	(43,977,076)
Net Increase/(Decrease)	(5)	$ (3,097,049)	688,498	$ 13,832,869
(1)	Period from October 28, 2014 (inception date) through June 30, 2015 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$342,545,854	$ 427,885,499	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2015

INTECH U.S. Core Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	33

INTECH U.S. Core Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	DECEMBER 31, 2015

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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INTECH U.S. Core Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	39

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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INTECH U.S. Core Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	41

INTECH U.S. Core Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	43

INTECH U.S. Core Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

46	DECEMBER 31, 2015

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

INTECH U.S. Core Fund

Notes

NotesPage1

48	DECEMBER 31, 2015

INTECH U.S. Core Fund

Notes

NotesPage2

Janus Investment Fund	49

INTECH U.S. Core Fund

Notes

NotesPage3

50	DECEMBER 31, 2015

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108441				125-24-93015 02-16

SEMIANNUAL REPORT December 31, 2015

INTECH U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Managed Volatility Fund

INTECH U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT

This large-cap core equity fund strictly adheres to a highly-evolved process that targets the most optimal portfolio with the potential for the highest return per unit of risk, or risk-adjusted return, and adjusts based on actual volatility in the market at any point in time. The Fund’s unemotional approach seeks to provide downside mitigation along with growth participation when markets are on the rise.

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, INTECH U.S. Managed Volatility Fund returned 0.98% for its Class I Shares. This compares to the -0.78% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The U.S. equity market as measured by the Russell 1000 Index posted a return of -0.78% for the six-month period ending December 31, 2015. INTECH U.S. Managed Volatility Fund outperformed the Russell 1000 Index over the period and generated a return of 0.98%.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the Russell 1000 Index. While the INTECH U.S. Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall decrease in market diversity, the Fund outperformed during the period, benefiting from defensive positioning and security selection.

The Fund’s defensive positioning acted as tailwind to relative performance as volatility picked up in the U.S. equity markets. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements, which tend to be less volatile. During the period, lower beta stocks strongly outperformed higher beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks and underweight to higher beta stocks contributed to the Fund’s relative return for the period.

The Fund’s overall active sector positioning contributed to relative performance during the period. Effectively, an average underweight allocation to the energy sector, which was the weakest performing sector during the period, as well as an average overweight to the consumer staples sector, contributed to the Fund’s relative performance during the period. Favorable security selection, especially within the financials and consumer staples sectors, also contributed during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest

Janus Investment Fund	1

INTECH U.S. Managed Volatility Fund (unaudited)

improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund.

2	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
General Mills, Inc.
Food Products	3.0%
Reynolds American, Inc.
Tobacco	2.6%
Altria Group, Inc.
Tobacco	2.5%
Facebook, Inc. - Class A
Internet Software & Services	1.5%
Anthem, Inc.
Health Care Providers & Services	1.4%
11.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.0%
Investment Companies	3.3%
Other	(1.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015 * Less than 0.05%	As of June 30, 2015

Janus Investment Fund	3

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.77%	2.98%	12.34%	6.50%	6.49%	1.03%
Class A Shares at MOP	-5.01%	-2.96%	11.03%	5.87%	5.87%
Class C Shares at NAV	0.61%	2.54%	11.57%	5.74%	5.74%	1.73%
Class C Shares at CDSC	-0.39%	1.65%	11.57%	5.74%	5.74%
Class D Shares(1)	0.90%	3.24%	12.50%	6.59%	6.59%	1.21%
Class I Shares	0.98%	3.42%	12.68%	6.78%	6.78%	0.71%
Class N Shares	1.02%	3.46%	12.68%	6.78%	6.78%	0.72%
Class S Shares	0.71%	2.94%	12.29%	6.34%	6.34%	1.20%
Class T Shares	0.79%	3.13%	12.42%	6.43%	6.42%	0.95%
Russell 1000® Index	-0.78%	0.92%	12.44%	7.40%	7.40%
Russell 1000® Value Index	-3.23%	-3.83%	11.27%	6.16%	6.15%
Morningstar Quartile - Class I Shares	-	1st	1st	2nd	2nd
Morningstar Ranking - based on total returns for Large Blend Funds	-	98/1,652	149/1,422	473/1,230	475/1,234

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through 11/1/16.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

4	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-

Janus Investment Fund	5

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 17, 2014, the Fund changed its benchmark from the Russell 1000® Value Index to the Russell 1000® Index. The transition to the Russell 1000® Index is intended to reflect broader exposure to large cap U.S. equities than the value-focused index.

* The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

6	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$1,007.70	$5.10	$1,000.00	$1,020.06	$5.13	1.01%
Class C Shares	$1,000.00	$1,006.10	$7.66	$1,000.00	$1,017.50	$7.71	1.52%
Class D Shares	$1,000.00	$1,009.00	$4.65	$1,000.00	$1,020.51	$4.67	0.92%
Class I Shares	$1,000.00	$1,009.80	$3.59	$1,000.00	$1,021.57	$3.61	0.71%
Class N Shares	$1,000.00	$1,010.20	$3.44	$1,000.00	$1,021.72	$3.46	0.68%
Class S Shares	$1,000.00	$1,007.10	$5.55	$1,000.00	$1,019.61	$5.58	1.10%
Class T Shares	$1,000.00	$1,007.90	$4.64	$1,000.00	$1,020.51	$4.67	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – 98.0%
Aerospace & Defense – 2.0%
BWX Technologies, Inc.	15,600	$495,612
Lockheed Martin Corp.	10,200	2,214,930
Northrop Grumman Corp.	200	37,762
Orbital ATK, Inc.	12,000	1,072,080
Raytheon Co.	900	112,077
TransDigm Group, Inc.*	8,700	1,987,515
		5,919,976
Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	1,100	68,222
Expeditors International of Washington, Inc.	4,800	216,480
United Parcel Service, Inc. - Class B	700	67,361
		352,063
Airlines – 1.6%
Alaska Air Group, Inc.	4,500	362,295
Delta Air Lines, Inc.	4,900	248,381
JetBlue Airways Corp.*	9,500	215,175
Southwest Airlines Co.	87,200	3,754,832
		4,580,683
Auto Components – 0.1%
Lear Corp.	1,000	122,830
Visteon Corp.	1,000	114,500
		237,330
Automobiles – 0.1%
Tesla Motors, Inc.*,#	700	168,007
Beverages – 2.2%
Brown-Forman Corp. - Class A#	6,900	759,759
Brown-Forman Corp. - Class B	2,400	238,272
Coca-Cola Co.	1,500	64,440
Coca-Cola Enterprises, Inc.	1,200	59,088
Constellation Brands, Inc. - Class A	11,600	1,652,304
Dr Pepper Snapple Group, Inc.	23,400	2,180,880
Monster Beverage Corp.*	4,700	700,112
PepsiCo, Inc.	7,400	739,408
		6,394,263
Biotechnology – 1.4%
BioMarin Pharmaceutical, Inc.*	1,400	146,664
Bluebird Bio, Inc.*	9,400	603,668
Gilead Sciences, Inc.	4,200	424,998
Incyte Corp.*	3,600	390,420
OPKO Health, Inc.*,#	35,100	352,755
Regeneron Pharmaceuticals, Inc.*	3,700	2,008,619
		3,927,124
Building Products – 0.4%
Allegion PLC	1,500	98,880
AO Smith Corp.	400	30,644
Fortune Brands Home & Security, Inc.	1,700	94,350
Lennox International, Inc.	5,600	699,440
Owens Corning	2,100	98,763
USG Corp.*	5,400	131,166
		1,153,243
Capital Markets – 0.4%
Interactive Brokers Group, Inc.	17,600	767,360
SEI Investments Co.	7,800	408,720
		1,176,080
Chemicals – 0%
Sherwin-Williams Co.	300	77,880
Commercial Banks – 2.2%
Associated Banc-Corp	19,000	356,250
Bank of Hawaii Corp.	10,400	654,160

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Commercial Banks – (continued)
BankUnited, Inc.	27,600	$995,256
Commerce Bancshares, Inc.	10,920	464,537
First Horizon National Corp.	11,300	164,076
First Niagara Financial Group, Inc.	97,100	1,053,535
First Republic Bank	16,700	1,103,202
JPMorgan Chase & Co.	2,100	138,663
People's United Financial, Inc.	37,100	599,165
Signature Bank*	1,900	291,403
Synovus Financial Corp.	10,000	323,800
Zions Bancorporation	12,900	352,170
		6,496,217
Commercial Services & Supplies – 1.0%
Cintas Corp.	1,800	163,890
KAR Auction Services, Inc.	1,500	55,545
Republic Services, Inc.	33,900	1,491,261
Rollins, Inc.	11,700	303,030
Stericycle, Inc.*	2,800	337,680
Waste Connections, Inc.	7,000	394,240
Waste Management, Inc.	4,700	250,839
		2,996,485
Communications Equipment – 1.3%
Arista Networks, Inc.*,#	8,800	684,992
Juniper Networks, Inc.	3,300	91,080
Motorola Solutions, Inc.	4,400	301,180
Palo Alto Networks, Inc.*	15,900	2,800,626
		3,877,878
Construction Materials – 0.3%
Vulcan Materials Co.	9,300	883,221
Consumer Finance – 0.2%
Capital One Financial Corp.	2,400	173,232
SLM Corp.*	16,400	106,928
Synchrony Financial*	7,100	215,911
		496,071
Containers & Packaging – 0.2%
AptarGroup, Inc.	1,200	87,180
Avery Dennison Corp.	3,500	219,310
Bemis Co., Inc.	1,900	84,911
Sealed Air Corp.	5,300	236,380
Silgan Holdings, Inc.	1,000	53,720
		681,501
Distributors – 0.1%
LKQ Corp.*	8,400	248,892
Diversified Consumer Services – 0.5%
H&R Block, Inc.	2,000	66,620
Service Corp. International	36,100	939,322
ServiceMaster Global Holdings, Inc.*	9,500	372,780
		1,378,722
Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. - Class B*	1,300	171,652
CBOE Holdings, Inc.	23,600	1,531,640
CME Group, Inc.	16,800	1,522,080
FactSet Research Systems, Inc.	8,100	1,316,817
Intercontinental Exchange, Inc.	1,700	435,642
MSCI, Inc.	3,500	252,455
Nasdaq, Inc.	7,700	447,909
		5,678,195
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	22,376	769,958

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Electric Utilities – 3.4%
American Electric Power Co., Inc.	4,800	$279,696
Duke Energy Corp.	9,100	649,649
Edison International	12,000	710,520
Entergy Corp.	26,000	1,777,360
Eversource Energy	11,000	561,770
Exelon Corp.	34,000	944,180
Great Plains Energy, Inc.	8,000	218,480
Hawaiian Electric Industries, Inc.	23,100	668,745
Pepco Holdings, Inc.	58,300	1,516,383
Pinnacle West Capital Corp.	3,100	199,888
PPL Corp.	7,400	252,562
Southern Co.	31,300	1,464,527
Westar Energy, Inc.	7,100	301,111
Xcel Energy, Inc.	11,100	398,601
		9,943,472
Electrical Equipment – 0.1%
Acuity Brands, Inc.	1,600	374,080
Electronic Equipment, Instruments & Components – 0.2%
CDW Corp.	11,900	500,276
Ingram Micro, Inc. - Class A	5,300	161,014
		661,290
Energy Equipment & Services – 0%
Rowan Cos. PLC - Class A	3,500	59,325
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	8,500	1,372,750
CVS Health Corp.	19,100	1,867,407
Kroger Co.	65,000	2,718,950
Sysco Corp.	9,900	405,900
Walgreens Boots Alliance, Inc.	2,700	229,919
		6,594,926
Food Products – 5.2%
Campbell Soup Co.	10,900	572,795
ConAgra Foods, Inc.	64,000	2,698,240
Flowers Foods, Inc.	10,100	217,049
General Mills, Inc.	151,800	8,752,138
Hershey Co.	1,900	169,613
Hormel Foods Corp.	3,300	260,964
JM Smucker Co.	800	98,672
Kellogg Co.	6,100	440,847
McCormick & Co., Inc.	4,900	419,244
Mondelez International, Inc. - Class A	11,200	502,208
Pinnacle Foods, Inc.	13,400	568,964
Tyson Foods, Inc. - Class A	7,600	405,308
WhiteWave Foods Co.*	1,100	42,801
		15,148,843
Gas Utilities – 0.3%
AGL Resources, Inc.	1,100	70,191
Atmos Energy Corp.	5,400	340,416
UGI Corp.	10,350	349,416
		760,023
Health Care Equipment & Supplies – 2.6%
Alere, Inc.*	23,900	934,251
Becton Dickinson and Co.	600	92,454
CR Bard, Inc.	800	151,552
DENTSPLY International, Inc.	1,100	66,935
DexCom, Inc.*	9,500	778,050
Edwards Lifesciences Corp.*	28,200	2,227,236
Hill-Rom Holdings, Inc.	7,000	336,420
Hologic, Inc.*	19,300	746,717

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
ResMed, Inc.	1,400	$75,166
Sirona Dental Systems, Inc.*	10,900	1,194,313
Teleflex, Inc.	6,400	841,280
		7,444,374
Health Care Providers & Services – 7.2%
Aetna, Inc.	10,890	1,177,427
AmerisourceBergen Corp.	37,400	3,878,754
Anthem, Inc.	29,200	4,071,648
Cardinal Health, Inc.	6,100	544,547
Centene Corp.*	9,100	598,871
Cigna Corp.	15,200	2,224,216
DaVita HealthCare Partners, Inc.*	1,600	111,536
HCA Holdings, Inc.*	34,000	2,299,420
Health Net, Inc.*	13,700	937,902
Henry Schein, Inc.*	400	63,276
Humana, Inc.	11,900	2,124,269
MEDNAX, Inc.*	9,500	680,770
Patterson Cos., Inc.	4,500	203,445
UnitedHealth Group, Inc.	11,700	1,376,388
Universal Health Services, Inc. - Class B	4,400	525,756
		20,818,225
Health Care Technology – 0.2%
IMS Health Holdings, Inc.*	19,800	504,306
Hotels, Restaurants & Leisure – 2.8%
Brinker International, Inc.	2,700	129,465
Chipotle Mexican Grill, Inc.*	1,100	527,835
Darden Restaurants, Inc.	21,900	1,393,716
Domino's Pizza, Inc.	2,600	289,250
Dunkin' Brands Group, Inc.	38,200	1,626,938
Marriott International, Inc. - Class A	400	26,816
McDonald's Corp.	3,800	448,932
Panera Bread Co. - Class A*	8,400	1,636,152
Royal Caribbean Cruises, Ltd. (U.S. Shares)	5,100	516,171
Six Flags Entertainment Corp.	9,100	499,954
Starbucks Corp.	14,800	888,444
		7,983,673
Household Durables – 1.4%
DR Horton, Inc.	16,600	531,698
Leggett & Platt, Inc.	24,900	1,046,298
Mohawk Industries, Inc.*	500	94,695
Newell Rubbermaid, Inc.	14,900	656,792
NVR, Inc.*	800	1,314,400
Tempur Sealy International, Inc.*	4,900	345,254
		3,989,137
Household Products – 1.8%
Church & Dwight Co., Inc.	11,300	959,144
Clorox Co.	10,100	1,280,983
Kimberly-Clark Corp.	22,200	2,826,060
Procter & Gamble Co.	1,400	111,174
Spectrum Brands Holdings, Inc.	1,300	132,340
		5,309,701
Industrial Conglomerates – 0.1%
Carlisle Cos., Inc.	2,100	186,249
General Electric Co.	4,300	133,945
		320,194
Information Technology Services – 2.2%
Amdocs, Ltd. (U.S. Shares)	15,400	840,378
Broadridge Financial Solutions, Inc.	2,400	128,952
DST Systems, Inc.	11,200	1,277,472

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Fiserv, Inc.*	5,100	$466,446
Genpact, Ltd.*	6,900	172,362
Global Payments, Inc.	4,400	283,844
International Business Machines Corp.	3,100	426,622
Jack Henry & Associates, Inc.	4,300	335,658
Leidos Holdings, Inc.	1,800	101,268
Paychex, Inc.	3,700	195,693
Sabre Corp.	31,700	886,649
Total System Services, Inc.	6,600	328,680
Vantiv, Inc. - Class A*	17,300	820,366
Visa, Inc. - Class A	800	62,040
		6,326,430
Insurance – 8.1%
Allied World Assurance Co. Holdings AG	37,300	1,387,187
Allstate Corp.	3,100	192,479
American Financial Group, Inc.	5,400	389,232
American International Group, Inc.	4,400	272,668
AmTrust Financial Services, Inc.	13,200	812,856
Arch Capital Group, Ltd.*	24,800	1,729,800
Aspen Insurance Holdings, Ltd.	7,300	352,590
Assurant, Inc.	13,600	1,095,344
Axis Capital Holdings, Ltd.	9,500	534,090
Brown & Brown, Inc.	10,500	337,050
Chubb Corp.	1,500	198,960
Cincinnati Financial Corp.	4,400	260,348
Endurance Specialty Holdings, Ltd.	17,000	1,087,830
Everest Re Group, Ltd.	12,400	2,270,316
FNF Group	26,600	922,222
Hanover Insurance Group, Inc.	3,800	309,092
Hartford Financial Services Group, Inc.	5,300	230,338
Markel Corp.*	2,000	1,766,700
Old Republic International Corp.	19,400	361,422
PartnerRe, Ltd.	12,900	1,802,646
ProAssurance Corp.	26,100	1,266,633
Progressive Corp.	18,000	572,400
Reinsurance Group of America, Inc.	700	59,885
RenaissanceRe Holdings, Ltd.	9,800	1,109,262
StanCorp Financial Group, Inc.	3,900	444,132
Torchmark Corp.	7,500	428,700
Travelers Cos., Inc.	1,300	146,718
Validus Holdings, Ltd.	25,900	1,198,911
White Mountains Insurance Group, Ltd.	1,000	726,810
WR Berkley Corp.	17,000	930,750
XL Group PLC	7,700	301,686
		23,499,057
Internet & Catalog Retail – 0.4%
Amazon.com, Inc.*	1,200	811,068
Netflix, Inc.*	1,900	217,322
		1,028,390
Internet Software & Services – 1.9%
eBay, Inc.*	4,300	118,164
Facebook, Inc. - Class A*	40,400	4,228,264
IAC/InterActiveCorp	3,000	180,150
LinkedIn Corp. - Class A*	700	157,556
Pandora Media, Inc.*	20,700	277,587
VeriSign, Inc.*,#	7,700	672,672
		5,634,393
Leisure Products – 0.8%
Hasbro, Inc.	17,100	1,151,856

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Leisure Products – (continued)
Vista Outdoor, Inc.*	23,500	$1,045,985
		2,197,841
Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. - Class A*	6,300	873,558
Quintiles Transnational Holdings, Inc.*	12,300	844,518
Waters Corp.*	700	94,206
		1,812,282
Machinery – 0.5%
AGCO Corp.	3,900	177,021
Deere & Co.	1,700	129,659
Snap-on, Inc.	2,300	394,289
Stanley Black & Decker, Inc.	2,500	266,825
Toro Co.	6,000	438,420
		1,406,214
Media – 1.1%
Cablevision Systems Corp. - Class A	3,200	102,080
Comcast Corp. - Class A	1,100	62,073
Liberty Media Corp. - Class A*	2,500	98,125
Lions Gate Entertainment Corp. (U.S. Shares)#	16,000	518,240
Madison Square Garden Co.*	366	59,219
Sirius XM Holdings, Inc.*	22,600	91,982
Starz - Class A*	42,800	1,433,800
Thomson Reuters Corp.	1,300	49,205
Time Warner Cable, Inc.	2,300	426,857
Walt Disney Co.	3,200	336,256
		3,177,837
Metals & Mining – 0.1%
Newmont Mining Corp.	11,700	210,483
Multiline Retail – 1.4%
Dollar General Corp.	11,600	833,692
Dollar Tree, Inc.*	17,420	1,345,172
JC Penney Co., Inc.*,#	16,400	109,224
Nordstrom, Inc.	4,000	199,240
Target Corp.	20,000	1,452,200
		3,939,528
Multi-Utilities – 2.0%
Ameren Corp.	5,900	255,057
CMS Energy Corp.	8,800	317,504
Consolidated Edison, Inc.	26,300	1,690,301
Dominion Resources, Inc.	3,800	257,032
DTE Energy Co.	3,400	272,646
NiSource, Inc.	11,800	230,218
PG&E Corp.	19,400	1,031,886
Public Service Enterprise Group, Inc.	2,600	100,594
SCANA Corp.	2,700	163,323
Sempra Energy	4,900	460,649
TECO Energy, Inc.	10,700	285,155
Vectren Corp.	2,600	110,292
WEC Energy Group, Inc.	12,676	650,406
		5,825,063
Oil, Gas & Consumable Fuels – 0.6%
HollyFrontier Corp.	14,000	558,460
Phillips 66	700	57,260
Tesoro Corp.	11,900	1,253,903
		1,869,623
Personal Products – 0.3%
Coty, Inc. - Class A#	25,600	656,128
Estee Lauder Cos., Inc. - Class A	3,000	264,180
		920,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 1.5%
Allergan PLC*	5,722	$1,788,125
Eli Lilly & Co.	12,900	1,086,954
Mallinckrodt PLC*	9,243	689,805
Pfizer, Inc.	6,800	219,504
Zoetis, Inc.	14,000	670,880
		4,455,268
Professional Services – 0.2%
Equifax, Inc.	2,300	256,151
Towers Watson & Co. - Class A	2,200	282,612
Verisk Analytics, Inc. - Class A*	1,000	76,880
		615,643
Real Estate Investment Trusts (REITs) – 12.4%
Alexandria Real Estate Equities, Inc.	14,700	1,328,292
American Capital Agency Corp.	15,900	275,706
American Homes 4 Rent - Class A	4,700	78,302
Annaly Capital Management, Inc.	182,000	1,707,160
Apartment Investment & Management Co. - Class A	52,000	2,081,560
AvalonBay Communities, Inc.	14,300	2,633,059
Brixmor Property Group, Inc.	3,500	90,370
Camden Property Trust	8,500	652,460
Care Capital Properties, Inc.	1,425	43,562
Chimera Investment Corp.	7,300	99,572
Crown Castle International Corp.	400	34,580
Digital Realty Trust, Inc.	48,300	3,652,446
Equinix, Inc.	1,413	427,291
Equity Commonwealth*	11,200	310,576
Equity Lifestyle Properties, Inc.	31,500	2,100,105
Equity Residential	32,500	2,651,675
Essex Property Trust, Inc.	8,200	1,963,162
Extra Space Storage, Inc.	23,900	2,108,219
Federal Realty Investment Trust	4,800	701,280
Four Corners Property Trust, Inc.	7,300	176,368
Gaming and Leisure Properties, Inc.	9,200	255,760
HCP, Inc.	2,500	95,600
Healthcare Trust of America, Inc. - Class A	3,800	102,486
Kimco Realty Corp.	4,000	105,840
Lamar Advertising Co. - Class A	2,300	137,954
Macerich Co.	10,600	855,314
MFA Financial, Inc.	59,800	394,680
Mid-America Apartment Communities, Inc.	4,600	417,726
Omega Healthcare Investors, Inc.	9,800	342,804
Piedmont Office Realty Trust, Inc. - Class A	21,000	396,480
Post Properties, Inc.	21,700	1,283,772
Public Storage	5,300	1,312,810
Realty Income Corp.	9,700	500,811
Regency Centers Corp.	1,300	88,556
Retail Properties of America, Inc. - Class A	37,500	553,875
Simon Property Group, Inc.	900	174,996
Starwood Property Trust, Inc.	3,100	63,736
Tanger Factory Outlet Centers, Inc.	5,300	173,310
Taubman Centers, Inc.	2,800	214,816
Two Harbors Investment Corp.	144,800	1,172,880
UDR, Inc.	32,700	1,228,539
Ventas, Inc.	5,700	321,651
Welltower, Inc.	36,900	2,510,307
		35,820,448
Road & Rail – 0.4%
AMERCO	2,800	1,090,600

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Road & Rail – (continued)
Landstar System, Inc.	2,300	$134,895
		1,225,495
Semiconductor & Semiconductor Equipment – 0.4%
Intel Corp.	2,500	86,125
NVIDIA Corp.	10,500	346,080
Skyworks Solutions, Inc.	7,900	606,957
		1,039,162
Software – 1.0%
Activision Blizzard, Inc.	23,000	890,330
Adobe Systems, Inc.*	2,300	216,062
Electronic Arts, Inc.*	14,900	1,023,928
Nuance Communications, Inc.*	10,100	200,889
SolarWinds, Inc.*	3,300	194,370
SS&C Technologies Holdings, Inc.	1,600	109,232
Synopsys, Inc.*	500	22,805
Ultimate Software Group, Inc.*	900	175,959
VMware, Inc. - Class A*	700	39,599
		2,873,174
Specialty Retail – 7.8%
Aaron's, Inc.	4,100	91,799
Advance Auto Parts, Inc.	5,100	767,601
AutoZone, Inc.*	3,300	2,448,303
Cabela's, Inc.*	1,400	65,422
Foot Locker, Inc.	42,100	2,740,289
GameStop Corp. - Class A#	20,100	563,604
Home Depot, Inc.	10,700	1,415,075
L Brands, Inc.	36,600	3,507,012
Lowe's Cos., Inc.	22,000	1,672,880
O'Reilly Automotive, Inc.*	10,600	2,686,252
Ross Stores, Inc.	31,000	1,668,110
Sally Beauty Holdings, Inc.*	3,500	97,615
Signet Jewelers, Ltd.	1,400	173,166
Staples, Inc.	97,900	927,113
TJX Cos., Inc.	2,600	184,366
Ulta Salon Cosmetics & Fragrance, Inc.*	17,400	3,219,000
Williams-Sonoma, Inc.	3,900	227,799
		22,455,406
Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.	29,000	3,052,540
Textiles, Apparel & Luxury Goods – 2.3%
Carter's, Inc.	15,700	1,397,771
Hanesbrands, Inc.	76,300	2,245,509
NIKE, Inc. - Class B	12,000	750,000
PVH Corp.	1,600	117,840
Skechers U.S.A., Inc. - Class A*	53,400	1,613,214
Under Armour, Inc. - Class A	5,700	459,477
VF Corp.	2,800	174,300
		6,758,111
Thrifts & Mortgage Finance – 0.3%
New York Community Bancorp, Inc.#	52,100	850,272
Tobacco – 5.1%
Altria Group, Inc.	123,700	7,200,577
Philip Morris International, Inc.	1,300	114,283
Reynolds American, Inc.	160,612	7,412,244
		14,727,104
Trading Companies & Distributors – 0.1%
Watsco, Inc.	900	105,417
WW Grainger, Inc.	300	60,777
		166,194

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.	2,000	$145,200
Water Utilities – 0.7%
American Water Works Co., Inc.	31,400	1,876,150
Aqua America, Inc.	5,900	175,820
		2,051,970
Wireless Telecommunication Services – 0.6%
SBA Communications Corp. - Class A*	13,300	1,397,431
T-Mobile US, Inc.*	10,500	410,760
		1,808,191
Total Common Stocks (cost $258,729,395)		283,296,985
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Janus Cash Collateral Fund LLC, 0.3005%ºº,£	4,085,295	4,085,295
Money Markets – 1.9%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	5,507,000	5,507,000
Total Investment Companies (cost $9,592,295)		9,592,295
Total Investments (total cost $268,321,690) – 101.3%		292,889,280
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(3,630,473)
Net Assets – 100%		$289,258,807

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$292,667,713	99.9%
India	172,362	0.1
Canada*	49,205	0.0

Total	$292,889,280	100.0%

*Less than 0.05%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Measures the performance of the large-cap segment of the U.S. equity universe.
Russell 1000® Value Index	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

#	Loaned security; a portion of the security is on loan at December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Collateral Fund LLC	830,812	31,445,755	(28,191,272)	4,085,295	$ 12,096(1)	$ 4,085,295
Janus Cash Liquidity Fund LLC	1,683,797	63,306,409	(59,483,206)	5,507,000	3,259	5,507,000
Total					$ 15,355	$ 9,592,295

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 283,296,985	$ -	$ -
Investment Companies	-	9,592,295	-
Total Assets	$ 283,296,985	$ 9,592,295	$ -

Janus Investment Fund	17

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$268,321,690
Unaffiliated investments, at value(1)	$283,296,985
Affiliated investments, at value	9,592,295
Non-interested Trustees' deferred compensation	5,850
Receivables:
Dividends	648,993
Fund shares sold	447,748
Dividends from affiliates	308
Other assets	2,901
Total Assets	293,995,080
Liabilities:
Due to custodian	86,264
Collateral for securities loaned (Note 2)	4,085,295
Payables:	—
Fund shares repurchased	234,467
Advisory fees	134,810
Transfer agent fees and expenses	38,430
Professional fees	19,162
12b-1 Distribution and shareholder servicing fees	13,602
Non-interested Trustees' deferred compensation fees	5,850
Fund administration fees	2,561
Non-interested Trustees' fees and expenses	1,584
Custodian fees	966
Accrued expenses and other payables	113,282
Total Liabilities	4,736,273
Net Assets	$289,258,807

See Notes to Financial Statements.

18	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$329,253,931
Undistributed net investment income/(loss)	1,566,648
Undistributed net realized gain/(loss) from investments	(66,129,854)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	24,568,082
Total Net Assets	$289,258,807
Net Assets - Class A Shares	$15,135,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,666,037
Net Asset Value Per Share(2)	$9.08
Maximum Offering Price Per Share(3)	$9.63
Net Assets - Class C Shares	$11,080,807
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,246,761
Net Asset Value Per Share(2)	$8.89
Net Assets - Class D Shares	$5,906,424
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	657,995
Net Asset Value Per Share	$8.98
Net Assets - Class I Shares	$75,214,316
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,291,947
Net Asset Value Per Share	$9.07
Net Assets - Class N Shares	$71,607,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,923,320
Net Asset Value Per Share	$9.04
Net Assets - Class S Shares	$6,039,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	666,539
Net Asset Value Per Share	$9.06
Net Assets - Class T Shares	$104,275,051
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,622,450
Net Asset Value Per Share	$8.97

(1) Includes $3,984,463 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$2,841,835
Affiliated securities lending income, net	12,096
Dividends from affiliates	3,259
Other income	345
Foreign tax withheld	(546)
Total Investment Income	2,856,989
Expenses:
Advisory fees	726,306
12b-1Distribution and shareholder servicing fees:
Class A Shares	14,831
Class C Shares	22,165
Class S Shares	14,404
Transfer agent administrative fees and expenses:
Class D Shares	2,777
Class S Shares	15,722
Class T Shares	119,479
Transfer agent networking and omnibus fees:
Class A Shares	4,135
Class I Shares	16,354
Other transfer agent fees and expenses:
Class A Shares	435
Class C Shares	272
Class D Shares	1,335
Class I Shares	1,497
Class N Shares	364
Class S Shares	317
Class T Shares	408
Registration fees	145,756
Shareholder reports expense	40,012
Professional fees	19,400
Fund administration fees	13,800
Custodian fees	3,512
Non-interested Trustees’ fees and expenses	2,518
Other expenses	15,547
Total Expenses	1,181,346
Less: Excess Expense Reimbursement	(9,390)
Net Expenses	1,171,956
Net Investment Income/(Loss)	1,685,033
Net Realized Gain/(Loss) on Investments:
Investments	907,290
Total Net Realized Gain/(Loss) on Investments	907,290
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	820,463
Total Change in Unrealized Net Appreciation/Depreciation	820,463
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,412,786

See Notes to Financial Statements.

20	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$1,685,033	$1,881,993
Net realized gain/(loss) on investments	907,290	14,665,364
Change in unrealized net appreciation/depreciation	820,463	(19,098,471)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,412,786	(2,551,114)
Dividends and Distributions to Shareholders:
Class A Shares	(47,145)	(17,377)
Class C Shares	(13,428)	(8,693)
Class D Shares	(19,297)	—
Class I Shares	(312,277)	(556,163)
Class N Shares	(327,842)	(861,822)
Class S Shares	(19,003)	(1,341)
Class T Shares	(345,943)	(465,851)
Total Dividends from Net Investment Income	(1,084,935)	(1,911,247)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(696,427)
Class C Shares	—	(326,843)
Class D Shares	—	(356,500)
Class I Shares	—	(6,745,178)
Class N Shares	—	(13,263,446)
Class S Shares	—	(275,041)
Class T Shares	—	(7,568,371)
Total Distributions from Net Realized Gain from Investment Transactions	—	(29,231,806)
Net Decrease from Dividends and Distributions to Shareholders	(1,084,935)	(31,143,053)
Capital Share Transactions:
Class A Shares	6,204,078	8,281,097
Class C Shares	6,739,394	3,896,211
Class D Shares	2,559,300	3,703,865
Class I Shares	(27,147,620)	8,092,888
Class N Shares	(3,623,973)	85,995,060
Class S Shares	(6,947,871)	13,494,026
Class T Shares	21,562,360	72,769,233
Net Increase/(Decrease) from Capital Share Transactions	(654,332)	196,232,380
Net Increase/(Decrease) in Net Assets	1,673,519	162,538,213
Net Assets:
Beginning of period	287,585,288	125,047,075
End of period	$289,258,807	$287,585,288

Undistributed Net Investment Income/(Loss)	$1,566,648	$966,550

(1) Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH U.S. Managed Volatility Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$9.04	$13.16	$12.45		$10.15	$10.03	$7.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.12(1)	0.12(1)		0.16	0.15	0.13
Net realized and unrealized gain/(loss)	0.02	0.38	2.78		2.33	0.11	2.16
Total from Investment Operations	0.07	0.50	2.90		2.49	0.26	2.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	(0.11)		(0.19)	(0.14)	(0.11)
Distributions (from capital gains)	—	(4.48)	(2.08)		—	—	—
Total Dividends and Distributions	(0.03)	(4.62)	(2.19)		(0.19)	(0.14)	(0.11)
Net Asset Value, End of Period	$9.08	$9.04	$13.16		$12.45	$10.15	$10.03
Total Return*	0.77%	4.04%	24.98%		24.86%	2.71%	29.23%
Net Assets, End of Period (in thousands)	$15,136	$8,845	$1,424		$7,348	$5,494	$4,980
Average Net Assets for the Period (in thousands)	$11,865	$2,962	$8,530		$6,373	$5,099	$4,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.03%	1.03%		0.97%	0.92%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	1.01%		0.97%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	1.08%	1.17%	0.91%		1.37%	1.54%	1.38%
Portfolio Turnover Rate	41%	107%	150%		100%	100%	108%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.85	$13.09	$12.43	$10.14	$9.94	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.04(1)	0.04(1)	(0.08)	0.18	0.14
Net realized and unrealized gain/(loss)	0.02	0.37	2.77	2.49	0.02	2.05
Total from Investment Operations	0.05	0.41	2.81	2.41	0.20	2.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.17)	(0.07)	(0.12)	—	(0.06)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—	—
Total Dividends and Distributions	(0.01)	(4.65)	(2.15)	(0.12)	—	(0.06)
Net Asset Value, End of Period	$8.89	$8.85	$13.09	$12.43	$10.14	$9.94
Total Return*	0.61%	3.26%	24.20%	23.97%	2.01%	28.03%
Net Assets, End of Period (in thousands)	$11,081	$4,330	$861	$380	$147	$217
Average Net Assets for the Period (in thousands)	$5,455	$1,567	$643	$206	$164	$432
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.73%	1.67%	1.69%	1.72%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.73%	1.67%	1.69%	1.61%	1.74%
Ratio of Net Investment Income/(Loss)	0.69%	0.41%	0.31%	0.57%	0.81%	0.58%
Portfolio Turnover Rate	41%	107%	150%	100%	100%	108%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.03
Net realized and unrealized gain/(loss)	0.03	0.16
Total from Investment Operations	0.08	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	(1.36)
Total Dividends and Distributions	(0.03)	(1.36)
Net Asset Value, End of Period	$8.98	$8.93
Total Return*	0.90%	1.50%
Net Assets, End of Period (in thousands)	$5,906	$3,322
Average Net Assets for the Period (in thousands)	$4,505	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.11%
Ratio of Net Investment Income/(Loss)	1.20%	0.66%
Portfolio Turnover Rate	41%	107%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.02	$13.25	$12.51	$10.19	$10.07	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.16(2)	0.17(2)	0.22	0.17	0.15
Net realized and unrealized gain/(loss)	0.03	0.38	2.80	2.32	0.12	2.16
Total from Investment Operations	0.09	0.54	2.97	2.54	0.29	2.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.29)	(0.15)	(0.22)	(0.17)	(0.13)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—
Total Dividends and Distributions	(0.04)	(4.77)	(2.23)	(0.22)	(0.17)	(0.13)
Net Asset Value, End of Period	$9.07	$9.02	$13.25	$12.51	$10.19	$10.07
Total Return*	0.98%	4.35%	25.48%	25.23%	2.96%	29.38%
Net Assets, End of Period (in thousands)	$75,214	$101,060	$104,039	$77,625	$93,800	$93,695
Average Net Assets for the Period (in thousands)	$83,206	$61,707	$86,864	$93,335	$89,976	$84,034
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.71%	0.66%	0.67%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.71%	0.66%	0.67%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	1.21%	1.36%	1.32%	1.71%	1.78%	1.64%
Portfolio Turnover Rate	41%	107%	150%	100%	100%	108%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	23

INTECH U.S. Managed Volatility Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.11
Net realized and unrealized gain/(loss)	0.03	0.66
Total from Investment Operations	0.09	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.33)
Distributions (from capital gains)	—	(4.48)
Total Dividends and Distributions	(0.04)	(4.81)
Net Asset Value, End of Period	$9.04	$8.99
Total Return*	1.02%	6.22%
Net Assets, End of Period (in thousands)	$71,607	$74,862
Average Net Assets for the Period (in thousands)	$73,392	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	1.32%	1.56%
Portfolio Turnover Rate	41%	107%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.01	$13.27	$12.53	$10.15	$10.02	$7.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.11(2)	0.11(2)	0.90	0.13	0.15
Net realized and unrealized gain/(loss)	0.02	0.39	2.82	1.63	0.11	2.11
Total from Investment Operations	0.06	0.50	2.93	2.53	0.24	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.28)	(0.11)	(0.15)	(0.11)	(0.09)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—	—
Total Dividends and Distributions	(0.01)	(4.76)	(2.19)	(0.15)	(0.11)	(0.09)
Net Asset Value, End of Period	$9.06	$9.01	$13.27	$12.53	$10.15	$10.02
Total Return*	0.71%	3.99%	25.01%	25.12%	2.48%	28.81%
Net Assets, End of Period (in thousands)	$6,039	$12,967	$64	$64	$221	$216
Average Net Assets for the Period (in thousands)	$12,410	$2,892	$63	$132	$208	$254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.20%	1.23%	1.16%	1.15%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.18%	1.08%	0.97%	1.09%	1.17%
Ratio of Net Investment Income/(Loss)	0.79%	1.20%	0.88%	1.41%	1.36%	1.16%
Portfolio Turnover Rate	41%	107%	150%	100%	100%	108%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.93	$13.19	$12.48	$10.18	$10.05	$7.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.13(1)	0.14(1)	0.19	0.13	0.15
Net realized and unrealized gain/(loss)	0.02	0.38	2.80	2.31	0.13	2.15
Total from Investment Operations	0.07	0.51	2.94	2.50	0.26	2.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.29)	(0.15)	(0.20)	(0.13)	(0.12)
Distributions (from capital gains)	—	(4.48)	(2.08)	—	—	—
Total Dividends and Distributions	(0.03)	(4.77)	(2.23)	(0.20)	(0.13)	(0.12)
Net Asset Value, End of Period	$8.97	$8.93	$13.19	$12.48	$10.18	$10.05
Total Return*	0.79%	4.19%	25.27%	24.84%	2.73%	29.29%
Net Assets, End of Period (in thousands)	$104,275	$82,199	$18,659	$479	$58	$17
Average Net Assets for the Period (in thousands)	$93,351	$31,644	$9,758	$205	$36	$35
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.90%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.95%	0.90%	0.89%	0.89%	0.95%
Ratio of Net Investment Income/(Loss)	1.13%	1.27%	1.09%	1.28%	1.54%	1.39%
Portfolio Turnover Rate	41%	107%	150%	100%	100%	108%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in common stocks. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

26	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	27

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

28	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	29

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 3,984,463	$ -	$ (3,984,463)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian

30	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2015, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,984,463. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2015 is $4,085,295, resulting in the net amount due to the counterparty of $100,832.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50%.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Investment Fund	31

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year,

32	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $5,843.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

Janus Investment Fund	33

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $70.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	1	-	*
Class I Shares	-	-
Class N Shares	95	24
Class S Shares	1	-	*
Class T Shares	-	-
* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

34	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 268,482,374	$32,806,277	$ (8,399,371)	$ 24,406,906

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

June 30, 2018	Accumulated Capital Losses
$ (65,625,412)	$ (65,625,412)

Janus Investment Fund	35

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,006,319	$ 9,101,823	268,823	$ 2,677,809
Shares From the Acquisition (See Note 7)	-	-	793,602	7,407,803
Reinvested dividends and distributions	4,109	37,020	61,449	598,579
Shares repurchased	(322,449)	(2,934,765)	(254,006)	(2,403,094)
Net Increase/(Decrease)	687,979	$ 6,204,078	869,868	$ 8,281,097
Class C Shares:
Shares sold	804,520	$ 7,160,177	98,334	$ 983,056
Shares From the Acquisition (See Note 7)	-	-	439,433	4,019,189
Reinvested dividends and distributions	1,156	10,194	13,351	128,430
Shares repurchased	(48,110)	(430,977)	(127,701)	(1,234,464)
Net Increase/(Decrease)	757,566	$ 6,739,394	423,417	$ 3,896,211
Class D Shares:
Shares sold	384,988	$ 3,447,468	455,035	$ 4,549,864
Reinvested dividends and distributions	2,165	19,267	38,795	356,138
Shares repurchased	(101,036)	(907,435)	(121,952)	(1,202,137)
Net Increase/(Decrease)	286,117	$ 2,559,300	371,878	$ 3,703,865
Class I Shares:
Shares sold	1,859,428	$ 16,698,894	1,204,978	$ 12,105,389
Shares From the Acquisition (See Note 7)	-	-	14,348,474	133,590,028
Reinvested dividends and distributions	21,185	190,664	690,138	6,941,307
Shares repurchased	(4,787,357)	(44,037,178)	(12,894,101)	(144,543,836)
Net Increase/(Decrease)	(2,906,744)	$(27,147,620)	3,349,489	$ 8,092,888
Class N Shares:
Shares sold	140,000	$ 1,259,584	9,747,550	$109,572,827
Reinvested dividends and distributions	36,589	327,842	1,445,934	14,125,268
Shares repurchased	(576,889)	(5,211,399)	(2,869,864)	(37,703,035)
Net Increase/(Decrease)	(400,300)	$ (3,623,973)	8,323,620	$ 85,995,060
Class S Shares:
Shares sold	46,002	$ 416,175	1,159,835	$ 10,924,328
Shares From the Acquisition (See Note 7)	-	-	300,433	2,793,333
Reinvested dividends and distributions	2,113	18,977	29,723	276,382
Shares repurchased	(821,520)	(7,383,023)	(54,900)	(500,017)
Net Increase/(Decrease)	(773,405)	$ (6,947,871)	1,435,091	$ 13,494,026
Class T Shares:
Shares sold	4,389,333	$ 39,237,819	1,115,400	$ 11,946,817
Shares From the Acquisition (See Note 7)	-	-	7,369,994	67,907,122
Reinvested dividends and distributions	38,718	344,588	819,860	7,988,453
Shares repurchased	(2,012,218)	(18,020,047)	(1,513,427)	(15,073,159)
Net Increase/(Decrease)	2,415,833	$ 21,562,360	7,791,827	$ 72,769,233
(1)	Period from December 22, 2014 (inception date) through June 30, 2015 and October 28, 2014 (inception date) through June 30, 2015 for Class D Shares and Class N Shares, respectively.

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$116,098,648	$ 118,611,639	$ -	$ -

36	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund (unaudited)

Notes to Financial Statements

7. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) with and into INTECH U.S. Managed Volatility Fund (the “Merger”), effective at the close of business on April 24, 2015. The Merger is designed to streamline the Janus mutual funds platform by consolidating similar funds. The Merger was tax-free for federal income tax purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects the Merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$9,459,900	$215,750,123	$23,255,480	$82,941,918	$298,692,041	$28,997,559

Assuming the Merger had been completed on July 1, 2014, the pro forma results of operations for the year ended June 30, 2015, are as follows:

Net investment income $6,215,220

Net gain/(loss) on investments $79,207,619

Net increase/(decrease) in net assets resulting from operations $85,422,839

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

42	DECEMBER 31, 2015

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	43

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	47

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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INTECH U.S. Managed Volatility Fund

Notes

NotesPage1

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INTECH U.S. Managed Volatility Fund

Notes

NotesPage2

54	DECEMBER 31, 2015

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108351				125-24-93016 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Adaptive Global Allocation Fund

Janus Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

Janus Adaptive Global Allocation Fund began investment operations on June 23, 2015. The information provided for Janus Adaptive Global Allocation Fund reflects investment activity for the period June 23, 2015 to December 31, 2015.

Janus Investment Fund	1

Janus Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
iShares Core S&P 500®
Exchange-Traded Funds (ETFs)	11.2%
Vanguard FTSE Pacific
Exchange-Traded Funds (ETFs)	2.2%
Vanguard FTSE Europe
Exchange-Traded Funds (ETFs)	2.1%
iShares MSCI Chile Capped
Exchange-Traded Funds (ETFs)	0.9%
iShares Russell 2000®
Exchange-Traded Funds (ETFs)	0.9%
17.3%

Asset Allocation - (% of Net Assets)
Investment Companies	58.0%
Common Stocks	27.5%
Foreign Government Bonds	3.1%
U.S. Treasury Notes/Bonds	0.6%
Preferred Stocks	0.0%
Rights	0.0%
Other	10.8%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

2	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios - per the October 28, 2015
Cumulative Total Return - for the periods ended December 31, 2015			prospectuses (estimated for the fiscal year)
	Fiscal Year-to-Date	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.19%	-6.19%	1.49%	1.18%
Class A Shares at MOP	-8.75%	-11.59%
Class C Shares at NAV	-3.56%	-6.55%	2.24%	1.93%
Class C Shares at CDSC	-4.52%	-7.48%
Class D Shares(1)	-3.38%	-6.28%	1.33%	1.01%
Class I Shares	-3.10%	-6.10%	1.23%	0.93%
Class N Shares	-3.20%	-6.11%	1.18%	0.88%
Class S Shares	-3.33%	-6.33%	1.68%	1.38%
Class T Shares	-3.27%	-6.27%	1.43%	1.13%
Adaptive Global Allocation 70-30 Index	-3.34%	-5.40%
MSCI All Country World IndexSM	-4.90%	-7.89%
Barclays Global Aggregate Bond Index	-0.08%	0.16%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

Janus Investment Fund	3

Janus Adaptive Global Allocation Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Janus Capital does not have prior experience managing an adaptive global allocation investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

4	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$968.10	$5.49	$1,000.00	$1,019.56	$5.63	1.11%
Class C Shares	$1,000.00	$964.40	$9.33	$1,000.00	$1,015.64	$9.58	1.89%
Class D Shares	$1,000.00	$966.20	$6.33	$1,000.00	$1,018.70	$6.50	1.28%
Class I Shares	$1,000.00	$969.00	$4.26	$1,000.00	$1,020.81	$4.37	0.86%
Class N Shares	$1,000.00	$968.00	$4.16	$1,000.00	$1,020.91	$4.27	0.84%
Class S Shares	$1,000.00	$966.70	$6.77	$1,000.00	$1,018.25	$6.95	1.37%
Class T Shares	$1,000.00	$967.30	$5.49	$1,000.00	$1,019.56	$5.63	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Foreign Government Bonds – 3.1%
Australia Government Bond, 2.7500%, 4/21/24†	695,000	AUD	$505,781
Bundesrepublik Deutschland, 0.5000%, 2/15/25†	152,000	EUR	164,148
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	183,746
France Government Bond OAT, 0.5000%, 5/25/25†	208,000	EUR	217,766
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	370,034
United Kingdom Gilt, 5.0000%, 3/7/25†	154,000	GBP	287,669
Total Foreign Government Bonds (cost $1,771,889)			1,729,144
U.S. Treasury Notes/Bonds – 0.6%
3.1250%, 8/15/44 (cost $301,454)	$303,000		309,664
Common Stocks – 27.5%
Aerospace & Defense – 0.4%
Airbus Group SE	96		6,467
BAE Systems PLC	1,426		10,501
Boeing Co.	113		16,339
Cobham PLC	2,514		10,494
Finmeccanica SpA*	466		6,532
General Dynamics Corp.†	104		14,285
Honeywell International, Inc.†	169		17,503
L-3 Communications Holdings, Inc.†	126		15,058
Lockheed Martin Corp.†	92		19,978
Meggitt PLC	1,428		7,887
Northrop Grumman Corp.	85		16,049
Precision Castparts Corp.	66		15,313
Raytheon Co.†	155		19,302
Rockwell Collins, Inc.†	163		15,045
Rolls-Royce Holdings PLC*	728		6,170
Safran SA	102		7,024
Textron, Inc.	250		10,503
Thales SA	107		8,034
United Technologies Corp.†	161		15,467
			237,951
Air Freight & Logistics – 0.2%
Bollore SA	1,126		5,257
CH Robinson Worldwide, Inc.	182		11,288
Deutsche Post AG	275		7,756
Expeditors International of Washington, Inc.	302		13,620
FedEx Corp.†	92		13,707
United Parcel Service, Inc. - Class B†	194		18,669
Yamato Holdings Co., Ltd.	700		15,004
			85,301
Airlines – 0.1%
American Airlines Group, Inc.	188		7,962
ANA Holdings, Inc.	5,000		14,561
Delta Air Lines, Inc.	208		10,544
International Consolidated Airlines Group SA	587		5,278
Japan Airlines Co., Ltd.	400		14,498
Southwest Airlines Co.	264		11,368
			64,211
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	200		8,720
Autoliv, Inc.	98		12,227
BorgWarner, Inc.	174		7,522
Bridgestone Corp.	400		13,892
Cie Generale des Etablissements Michelin	92		8,787
Continental AG	34		8,296
Delphi Automotive PLC†	213		18,260
Denso Corp.	300		14,523
GKN PLC	2,416		10,983
Goodyear Tire & Rubber Co.	261		8,527
Johnson Controls, Inc.	207		8,174

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Auto Components – (continued)
Magna International, Inc.	173	$7,018
Sumitomo Electric Industries, Ltd.	700	10,042
		136,971
Automobiles – 0.3%
Bayerische Motoren Werke AG	86	9,123
Daimler AG	72	6,070
Fiat Chrysler Automobiles NV	355	4,984
Ford Motor Co.	680	9,581
Fuji Heavy Industries, Ltd.	300	12,549
General Motors Co.	281	9,557
Harley-Davidson, Inc.	173	7,852
Honda Motor Co., Ltd.	400	13,014
Mazda Motor Corp.	600	12,601
Mitsubishi Motors Corp.	1,700	14,570
Nissan Motor Co., Ltd.	1,200	12,776
Peugeot SA*	316	5,564
Renault SA	79	7,952
Suzuki Motor Corp.	300	9,244
Toyota Motor Corp.	200	12,461
Volkswagen AG	42	6,494
		154,392
Beverages – 0.8%
Anheuser-Busch InBev NV	130	16,160
Asahi Group Holdings, Ltd.	1,300	41,094
Brown-Forman Corp. - Class B†	309	30,678
Carlsberg A/S - Class B	133	11,865
Coca-Cola Co.†	1,020	43,819
Coca-Cola Enterprises, Inc.†	504	24,817
Constellation Brands, Inc. - Class A†	270	38,459
Diageo PLC	542	14,832
Dr Pepper Snapple Group, Inc.†	366	34,111
Heineken Holding NV	278	21,447
Heineken NV	246	21,056
Kirin Holdings Co., Ltd.	2,500	34,272
Molson Coors Brewing Co. - Class B†	273	25,640
Monster Beverage Corp.*,†	118	17,577
PepsiCo, Inc.†	436	43,565
Pernod Ricard SA	158	18,061
SABMiller PLC	264	15,836
		453,289
Biotechnology – 0.3%
AbbVie, Inc.†	229	13,566
Actelion, Ltd.*	131	18,264
Alexion Pharmaceuticals, Inc.*	52	9,919
Amgen, Inc.	93	15,097
Baxalta, Inc.	417	16,276
Biogen, Inc.*	34	10,416
Celgene Corp.*	97	11,617
CSL, Ltd.	411	31,531
Gilead Sciences, Inc.†	114	11,536
Grifols SA*	523	24,226
Regeneron Pharmaceuticals, Inc.*	21	11,400
Vertex Pharmaceuticals, Inc.*	72	9,060
		182,908
Building Products – 0.1%
Allegion PLC	216	14,239
Assa Abloy AB - Class B	419	8,841
Cie de St-Gobain	167	7,231
Daikin Industries, Ltd.	200	14,813

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Building Products – (continued)
Geberit AG	30	$10,193
Masco Corp.	442	12,509
		67,826
Capital Markets – 0.4%
3i Group PLC	819	5,814
Aberdeen Asset Management PLC	1,039	4,432
Affiliated Managers Group, Inc.*	51	8,148
Ameriprise Financial, Inc.	89	9,471
Bank of New York Mellon Corp.	322	13,273
BlackRock, Inc.	36	12,259
Charles Schwab Corp.	311	10,241
CI Financial Corp.	394	8,714
Credit Suisse Group AG*	215	4,657
Deutsche Bank AG	156	3,818
E*TRADE Financial Corp.*	267	7,914
Franklin Resources, Inc.	244	8,984
Goldman Sachs Group, Inc.	59	10,634
ICAP PLC	890	6,684
IGM Financial, Inc.	280	7,152
Invesco, Ltd.	307	10,278
Julius Baer Group, Ltd.*	114	5,540
Legg Mason, Inc.	203	7,964
Macquarie Group, Ltd.	187	11,276
Morgan Stanley	281	8,939
Nomura Holdings, Inc.	1,300	7,346
Northern Trust Corp.†	175	12,616
Partners Group Holding AG	21	7,576
State Street Corp.	154	10,219
T Rowe Price Group, Inc.†	171	12,225
UBS Group AG	306	5,965
		222,139
Chemicals – 1.0%
Agrium, Inc.	152	13,587
Air Liquide SA	131	14,754
Air Products & Chemicals, Inc.†	108	14,052
Airgas, Inc.†	170	23,514
Akzo Nobel NV	219	14,678
BASF SE	173	13,294
CF Industries Holdings, Inc.	182	7,427
Croda International PLC	320	14,348
Dow Chemical Co.†	273	14,054
Eastman Chemical Co.	183	12,354
Ecolab, Inc.†	174	19,902
EI du Pont de Nemours & Co.†	272	18,115
FMC Corp.	283	11,074
Givaudan SA*	13	23,668
Incitec Pivot, Ltd.	6,435	18,564
International Flavors & Fragrances, Inc.†	155	18,544
Johnson Matthey PLC	368	14,412
Koninklijke DSM NV	380	19,109
Kuraray Co., Ltd.	2,100	25,721
LANXESS AG	202	9,368
Linde AG	91	13,240
LyondellBasell Industries NV - Class A	128	11,123
Mitsubishi Chemical Holdings Corp.	2,400	15,463
Monsanto Co.†	145	14,285
Mosaic Co.†	370	10,208
Nippon Paint Holdings Co., Ltd.	400	9,845
Nitto Denko Corp.	200	14,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Novozymes A/S - Class B	306	$14,734
Orica, Ltd.	1,215	13,720
Potash Corp. of Saskatchewan, Inc.	536	9,182
PPG Industries, Inc.†	171	16,898
Praxair, Inc.†	178	18,227
Sherwin-Williams Co.†	70	18,172
Shin-Etsu Chemical Co., Ltd.	400	22,024
Solvay SA	112	11,979
Syngenta AG	27	10,578
Umicore SA	325	13,654
Yara International ASA	275	11,900
		570,602
Commercial Banks – 1.0%
Australia & New Zealand Banking Group, Ltd.	555	11,293
Banca Monte dei Paschi di Siena SpA*	2,045	2,738
Banco Bilbao Vizcaya Argentaria SA	740	5,419
Banco Comercial Portugues SA - Class R*	40,159	2,134
Banco de Sabadell SA	2,233	3,967
Banco Popolare SC*	308	4,287
Banco Popular Espanol SA	1,135	3,753
Banco Santander SA	1,023	5,067
Bank of America Corp.	645	10,855
Bank of East Asia, Ltd.	2,200	8,190
Bank of Montreal	182	10,271
Bank of Nova Scotia	201	8,132
Bankia SA	4,950	5,777
Bankinter SA	708	5,034
Barclays PLC	1,446	4,666
BB&T Corp.	338	12,780
Bendigo & Adelaide Bank, Ltd.	1,371	11,935
BNP Paribas SA	99	5,619
BOC Hong Kong Holdings, Ltd.	2,000	6,116
CaixaBank SA	1,723	6,017
Canadian Imperial Bank of Commerce	146	9,623
Citigroup, Inc.	206	10,661
Comerica, Inc.	228	9,537
Commerzbank AG*	503	5,232
Commonwealth Bank of Australia	209	13,023
Credit Agricole SA	350	4,138
Danske Bank A/S	259	6,986
DNB ASA	435	5,398
Erste Group Bank AG*	178	5,592
Fifth Third Bancorp†	579	11,638
Hang Seng Bank, Ltd.	600	11,420
HSBC Holdings PLC	940	7,429
Huntington Bancshares, Inc.	980	10,839
ING Groep NV	410	5,547
Intesa Sanpaolo SpA	1,653	5,547
Intesa Sanpaolo SpA (RSP)	1,714	5,278
JPMorgan Chase & Co.	190	12,546
KBC Groep NV	97	6,078
KeyCorp	838	11,053
Lloyds Banking Group PLC	6,124	6,596
M&T Bank Corp.	154	18,662
Mitsubishi UFJ Financial Group, Inc.	1,300	8,190
Mizuho Financial Group, Inc.	4,500	9,118
National Australia Bank, Ltd.	534	11,748
National Bank of Canada	272	7,925
Nordea Bank AB	588	6,503

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Banks – (continued)
Oversea-Chinese Banking Corp., Ltd.	2,800	$17,385
People's United Financial, Inc.†	1,074	17,345
PNC Financial Services Group, Inc.†	151	14,392
Regions Financial Corp.†	1,010	9,696
Resona Holdings, Inc.	1,900	9,347
Royal Bank of Canada	167	8,951
Royal Bank of Scotland Group PLC*	1,156	5,146
Seven Bank, Ltd.	2,000	8,870
Skandinaviska Enskilda Banken AB - Class A	612	6,486
Societe Generale SA	113	5,227
Standard Chartered PLC	395	3,282
Sumitomo Mitsui Financial Group, Inc.	200	7,665
Sumitomo Mitsui Trust Holdings, Inc.	2,000	7,672
SunTrust Banks, Inc.	275	11,781
Svenska Handelsbanken AB - Class A	523	7,000
Swedbank AB - Class A	356	7,896
Toronto-Dominion Bank	260	10,193
UniCredit SpA	955	5,329
Unione di Banche Italiane SpA	605	4,076
US Bancorp	334	14,252
Wells Fargo & Co.	259	14,079
Westpac Banking Corp.	550	13,447
Zions Bancorporation	322	8,791
		578,665
Commercial Services & Supplies – 0.3%
ADT Corp.	327	10,784
Aggreko PLC	386	5,200
Babcock International Group PLC	454	6,799
Brambles, Ltd.	1,560	13,149
Cintas Corp.†	214	19,485
Edenred	280	5,309
G4S PLC	2,619	8,705
Pitney Bowes, Inc.	544	11,234
Republic Services, Inc.†	419	18,432
Societe BIC SA	43	7,086
Stericycle, Inc.*,†	131	15,799
Tyco International PLC	370	11,799
Waste Management, Inc.†	386	20,601
		154,382
Communications Equipment – 0.3%
Alcatel-Lucent*	3,665	14,536
Cisco Systems, Inc.†	647	17,569
F5 Networks, Inc.*	109	10,569
Harris Corp.†	206	17,901
Juniper Networks, Inc.	453	12,503
Motorola Solutions, Inc.†	294	20,124
Nokia Oyj	1,332	9,545
QUALCOMM, Inc.†	290	14,496
Telefonaktiebolaget LM Ericsson - Class B	2,284	22,283
		139,526
Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	200	5,871
Bouygues SA	165	6,552
Ferrovial SA	423	9,586
Fluor Corp.	245	11,569
Jacobs Engineering Group, Inc.*	297	12,459
Quanta Services, Inc.*	372	7,533
Skanska AB - Class B	414	8,088
SNC-Lavalin Group, Inc.	257	7,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Construction & Engineering – (continued)
Vinci SA	137	$8,804
		78,100
Construction Materials – 0.2%
Fletcher Building, Ltd.	4,853	24,387
HeidelbergCement AG	182	14,955
James Hardie Industries PLC (CDI)	880	11,200
LafargeHolcim, Ltd.	205	10,298
Martin Marietta Materials, Inc.	81	11,063
Vulcan Materials Co.†	156	14,815
		86,718
Consumer Finance – 0.1%
American Express Co.†	161	11,198
Capital One Financial Corp.	155	11,188
Discover Financial Services	200	10,724
Navient Corp.	585	6,698
		39,808
Containers & Packaging – 0.2%
Amcor, Ltd.	1,942	19,014
Avery Dennison Corp.†	257	16,104
Ball Corp.†	210	15,273
Owens-Illinois, Inc.*	625	10,888
Rexam PLC	3,310	29,493
Sealed Air Corp.	268	11,953
WestRock Co.†	73	3,330
		106,055
Distributors – 0%
Genuine Parts Co.	152	13,055
Diversified Consumer Services – 0%
H&R Block, Inc.	37	1,232
Diversified Financial Services – 0.3%
ASX, Ltd.	411	12,713
Berkshire Hathaway, Inc. - Class B*,†	119	15,713
CME Group, Inc.	114	10,328
Deutsche Boerse AG	73	6,456
Groupe Bruxelles Lambert SA	114	9,765
Hong Kong Exchanges & Clearing, Ltd.	200	5,123
Intercontinental Exchange, Inc.†	46	11,788
Investment AB Kinnevik - Class B	188	5,839
Investor AB - Class B	195	7,226
Japan Exchange Group, Inc.	600	9,536
Leucadia National Corp.†	481	8,365
London Stock Exchange Group PLC	229	9,262
McGraw Hill Financial, Inc.	111	10,942
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,900	9,928
Moody's Corp.	102	10,235
Nasdaq, Inc.	231	13,437
Onex Corp.	178	10,913
ORIX Corp.	700	9,992
		177,561
Diversified Telecommunication Services – 1.7%
AT&T, Inc.†	2,868	98,688
BCE, Inc.	917	35,434
BT Group PLC	4,073	28,319
CenturyLink, Inc.†	1,842	46,345
Deutsche Telekom AG	1,561	28,309
Elisa Oyj	851	32,170
Frontier Communications Corp.†	8,146	38,042
Iliad SA	71	16,973
Inmarsat PLC	2,100	35,194

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Koninklijke KPN NV	3,896	$14,783
Level 3 Communications, Inc.*,†	841	45,717
Nippon Telegraph & Telephone Corp.	1,300	52,312
Orange SA	1,201	20,208
Proximus	714	23,275
Singapore Telecommunications, Ltd.	20,500	53,083
Spark New Zealand, Ltd.	27,043	61,015
Swisscom AG	61	30,643
Telecom Italia SpA*	15,678	20,017
Telecom Italia SpA (RSP)	16,825	17,386
Telefonica SA	1,854	20,619
Telenor ASA	1,244	20,849
TeliaSonera AB	5,451	27,263
Telstra Corp., Ltd.	15,946	65,170
TELUS Corp.	1,127	31,167
Verizon Communications, Inc.†	2,249	103,949
		966,930
Electric Utilities – 0.8%
American Electric Power Co., Inc.†	295	17,190
Chubu Electric Power Co., Inc.	900	12,450
Chugoku Electric Power Co., Inc.	1,100	14,645
CLP Holdings, Ltd.	3,000	25,491
Duke Energy Corp.†	218	15,563
Edison International	235	13,914
EDP - Energias de Portugal SA	3,934	14,196
Electricite de France SA	785	11,579
Endesa SA	976	19,646
Enel SpA	3,306	13,981
Entergy Corp.	204	13,945
Eversource Energy	316	16,138
Exelon Corp.	420	11,663
FirstEnergy Corp.	433	13,739
Fortis, Inc.	673	18,198
Fortum Oyj	855	12,932
Iberdrola SA	1,236	8,797
Kansai Electric Power Co., Inc.*	1,000	12,144
Kyushu Electric Power Co., Inc.*	1,000	11,042
NextEra Energy, Inc.†	158	16,415
Pepco Holdings, Inc.†	632	16,438
Pinnacle West Capital Corp.†	239	15,411
PPL Corp.†	533	18,191
Red Electrica Corp. SA	212	17,763
Southern Co.†	419	19,605
SSE PLC	959	21,599
Terna Rete Elettrica Nazionale SpA	4,278	22,108
Tohoku Electric Power Co., Inc.	1,100	13,912
Tokyo Electric Power Co., Inc.*	1,600	9,306
Xcel Energy, Inc.†	479	17,201
		465,202
Electrical Equipment – 0.2%
ABB, Ltd.*	409	7,336
Alstom SA*	113	3,458
AMETEK, Inc.	274	14,684
Eaton Corp. PLC	208	10,824
Emerson Electric Co.	279	13,345
Legrand SA	118	6,693
Mitsubishi Electric Corp.	2,000	21,343
Nidec Corp.	200	14,706
OSRAM Licht AG	83	3,498

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Rockwell Automation, Inc.	93	$9,543
Schneider Electric SE	107	6,111
Vestas Wind Systems A/S	92	6,483
		118,024
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. - Class A†	375	19,586
Corning, Inc.	726	13,271
FLIR Systems, Inc.	507	14,231
Hexagon AB - Class B	500	18,659
Hitachi, Ltd.	4,000	23,015
Kyocera Corp.	400	18,818
Murata Manufacturing Co., Ltd.	100	14,620
Omron Corp.	600	20,295
TE Connectivity, Ltd. (U.S. Shares)	723	46,713
Yokogawa Electric Corp.	1,600	19,504
		208,712
Energy Equipment & Services – 0.3%
Amec Foster Wheeler PLC	938	5,930
Baker Hughes, Inc.	203	9,368
Cameron International Corp.*,†	267	16,874
Core Laboratories NV	88	9,569
Diamond Offshore Drilling, Inc.	454	9,579
Ensco PLC - Class A†	1,014	15,605
FMC Technologies, Inc.*	445	12,909
Halliburton Co.†	367	12,493
Helmerich & Payne, Inc.	218	11,674
National Oilwell Varco, Inc.	314	10,516
Petrofac, Ltd.	850	9,973
Saipem SpA*	885	7,203
Schlumberger, Ltd. (U.S. Shares)†	253	17,647
Technip SA	234	11,629
Tenaris SA	1,071	12,731
Transocean, Ltd.	541	6,754
Transocean, Ltd. (U.S. Shares)	562	6,958
Weatherford International PLC*	680	5,705
		193,117
Food & Staples Retailing – 1.0%
Aeon Co., Ltd.	2,500	38,858
Alimentation Couche-Tard, Inc. - Class B	378	16,642
Carrefour SA	490	14,189
Casino Guichard Perrachon SA	218	10,047
Colruyt SA	446	22,993
Costco Wholesale Corp.†	227	36,660
CVS Health Corp.†	282	27,571
Distribuidora Internacional de Alimentacion SA*	1,757	10,393
George Weston, Ltd.	257	19,865
J Sainsbury PLC	3,991	15,224
Koninklijke Ahold NV	764	16,167
Kroger Co.†	678	28,361
Loblaw Cos., Ltd.	388	18,324
Metro, Inc.	736	20,609
Seven & I Holdings Co., Ltd.	900	41,563
Sysco Corp.†	861	35,301
Tesco PLC*	5,680	12,517
Walgreens Boots Alliance, Inc.†	272	23,162
Wal-Mart Stores, Inc.†	464	28,443
Wesfarmers, Ltd.	1,428	43,287
Whole Foods Market, Inc.†	453	15,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Woolworths, Ltd.	1,716	$30,628
		525,979
Food Products – 1.0%
Archer-Daniels-Midland Co.†	522	19,147
Aryzta AG*	288	14,669
Associated British Foods PLC	330	16,256
Campbell Soup Co.†	613	32,213
ConAgra Foods, Inc.†	599	25,254
Danone SA	279	18,881
General Mills, Inc.†	568	32,751
Hershey Co.†	345	30,798
Hormel Foods Corp.†	468	37,009
JM Smucker Co.†	262	32,315
Kellogg Co.†	518	37,436
Keurig Green Mountain, Inc.	183	16,466
Kraft Heinz Co.†	357	25,975
McCormick & Co., Inc.†	454	38,844
Mead Johnson Nutrition Co.†	231	18,237
Mondelez International, Inc. - Class A†	659	29,550
Nestle SA	355	26,431
Orkla ASA	2,541	20,130
Saputo, Inc.	775	18,542
Tate & Lyle PLC	2,169	19,151
Tyson Foods, Inc. - Class A†	502	26,772
		536,827
Gas Utilities – 0.2%
AGL Resources, Inc.†	298	19,015
APA Group	2,222	14,051
Enagas SA	636	17,968
Gas Natural SDG SA	701	14,332
Hong Kong & China Gas Co., Ltd.	11,000	21,575
Snam SpA	3,478	18,254
		105,195
Health Care Equipment & Supplies – 0.9%
Abbott Laboratories†	380	17,066
Baxter International, Inc.†	463	17,663
Becton Dickinson and Co.†	156	24,038
Boston Scientific Corp.*	797	14,697
Cochlear, Ltd.	349	24,301
Coloplast A/S - Class B	314	25,473
CR Bard, Inc.†	95	17,997
DENTSPLY International, Inc.†	348	21,176
Edwards Lifesciences Corp.*	162	12,795
Essilor International SA	176	22,002
Hoya Corp.	500	20,723
Intuitive Surgical, Inc.*,†	31	16,931
Medtronic PLC†	660	50,767
Olympus Corp.	700	27,958
Smith & Nephew PLC	1,312	23,361
Sonova Holding AG	234	29,750
St Jude Medical, Inc.†	235	14,516
Stryker Corp.†	191	17,752
Sysmex Corp.	400	26,061
Varian Medical Systems, Inc.*,†	167	13,494
William Demant Holding A/S*	312	29,855
Zimmer Biomet Holdings, Inc.	143	14,670
		483,046
Health Care Providers & Services – 0.6%
Aetna, Inc.	117	12,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
AmerisourceBergen Corp.†	157	$16,282
Anthem, Inc.	97	13,526
Cardinal Health, Inc.†	211	18,836
Cigna Corp.	90	13,170
DaVita HealthCare Partners, Inc.*,†	302	21,052
Express Scripts Holding Co.*	154	13,461
Fresenius Medical Care AG & Co. KGaA	276	23,311
Fresenius SE & Co. KGaA	364	26,093
HCA Holdings, Inc.*,†	175	11,835
Henry Schein, Inc.*,†	137	21,672
Humana, Inc.†	90	16,066
Laboratory Corp. of America Holdings*,†	143	17,681
McKesson Corp.†	83	16,370
Patterson Cos., Inc.†	422	19,079
Quest Diagnostics, Inc.	200	14,228
Ramsay Health Care, Ltd.	544	26,925
Sonic Healthcare, Ltd.	1,425	18,551
Tenet Healthcare Corp.*	187	5,666
UnitedHealth Group, Inc.†	142	16,705
Universal Health Services, Inc. - Class B	101	12,068
		355,227
Health Care Technology – 0%
Cerner Corp.*,†	196	11,793
Hotels, Restaurants & Leisure – 0.4%
Accor SA	165	7,172
Carnival Corp. (U.S. Shares)	212	11,550
Chipotle Mexican Grill, Inc.*	15	7,198
Compass Group PLC	782	13,544
Crown Resorts, Ltd.	1,040	9,471
Darden Restaurants, Inc.	136	8,655
Galaxy Entertainment Group, Ltd.	1,000	3,155
InterContinental Hotels Group PLC	192	7,522
Marriott International, Inc. - Class A	137	9,184
McDonald's Corp.	128	15,122
Oriental Land Co., Ltd.	200	12,210
Restaurant Brands International, Inc.	222	8,304
Royal Caribbean Cruises, Ltd. (U.S. Shares)	93	9,413
Sands China, Ltd.	1,600	5,481
Sodexo SA	125	12,243
Starbucks Corp.	177	10,625
Starwood Hotels & Resorts Worldwide, Inc.	92	6,374
Tatts Group, Ltd.	3,299	10,551
Whitbread PLC	157	10,185
Wyndham Worldwide Corp.	127	9,227
Wynn Resorts, Ltd.	53	3,667
Yum! Brands, Inc.	111	8,109
		198,962
Household Durables – 0.3%
Casio Computer Co., Ltd.	500	11,845
DR Horton, Inc.	272	8,712
Electrolux AB - Series B	283	6,884
Garmin, Ltd.	384	14,273
Harman International Industries, Inc.	50	4,711
Iida Group Holdings Co., Ltd.	400	7,522
Leggett & Platt, Inc.†	212	8,908
Lennar Corp. - Class A	180	8,804
Mohawk Industries, Inc.*	46	8,712
Newell Rubbermaid, Inc.	290	12,783
Nikon Corp.	800	10,817

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Panasonic Corp.	900	$9,290
PulteGroup, Inc.	413	7,360
Sekisui House, Ltd.	800	13,623
Sony Corp.	300	7,494
Whirlpool Corp.	54	7,931
		149,669
Household Products – 0.4%
Clorox Co.†	337	42,742
Colgate-Palmolive Co.†	550	36,641
Henkel AG & Co. KGaA	148	14,252
Kimberly-Clark Corp.†	299	38,063
Procter & Gamble Co.†	483	38,355
Reckitt Benckiser Group PLC	217	20,090
Svenska Cellulosa AB SCA - Class B	700	20,455
Unicharm Corp.	1,200	24,733
		235,331
Independent Power and Renewable Electricity Producers – 0%
AES Corp.	838	8,020
NRG Energy, Inc.	358	4,214
		12,234
Industrial Conglomerates – 0.2%
3M Co.†	109	16,420
CK Hutchison Holdings, Ltd.	1,000	13,497
Danaher Corp.†	190	17,647
General Electric Co.†	718	22,366
Koninklijke Philips NV	196	5,018
Roper Industries, Inc.	90	17,081
Siemens AG	87	8,497
Smiths Group PLC	559	7,741
Toshiba Corp.*	3,000	6,238
		114,505
Information Technology Services – 0.8%
Accenture PLC - Class A (U.S. Shares)†	560	58,520
Alliance Data Systems Corp.*,†	61	16,871
Amadeus IT Holding SA - Class A	436	19,275
Atos SE	240	20,198
Automatic Data Processing, Inc.†	298	25,247
Cap Gemini SA	168	15,626
CGI Group, Inc. - Class A*	495	19,821
Cognizant Technology Solutions Corp. - Class A*	240	14,405
Computer Sciences Corp.†	226	7,386
Computershare, Ltd.	2,416	20,452
CSRA, Inc.	226	6,780
Fidelity National Information Services, Inc.†	327	19,816
Fiserv, Inc.*,†	236	21,585
International Business Machines Corp.†	150	20,643
MasterCard, Inc. - Class A†	208	20,251
Paychex, Inc.†	545	28,825
PayPal Holdings, Inc.*	314	11,367
Teradata Corp.*	350	9,247
Total System Services, Inc.†	500	24,900
Visa, Inc. - Class A†	262	20,318
Western Union Co.†	936	16,764
Xerox Corp.	1,352	14,372
		432,669
Insurance – 1.0%
ACE, Ltd. (U.S. Shares)†	209	24,422
Admiral Group PLC	350	8,559
Aegon NV	1,067	6,064

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Aflac, Inc.	218	$13,058
Ageas	227	10,557
AIA Group, Ltd.	1,400	8,418
Allianz SE	47	8,353
Allstate Corp.	200	12,418
American International Group, Inc.	178	11,031
AMP, Ltd.	1,599	6,791
Aon PLC†	199	18,350
Assicurazioni Generali SpA	322	5,920
Assurant, Inc.	156	12,564
Aviva PLC	873	6,640
AXA SA	259	7,100
Baloise Holding AG	78	9,940
Chubb Corp.†	110	14,590
Cincinnati Financial Corp.	262	15,503
Dai-ichi Life Insurance Co., Ltd.	300	5,080
Fairfax Financial Holdings Ltd.	14	6,647
Genworth Financial, Inc. - Class A*	708	2,641
Great-West Lifeco, Inc.	353	8,810
Hannover Rueck SE	78	8,954
Hartford Financial Services Group, Inc.	195	8,475
Insurance Australia Group, Ltd.	2,562	10,377
Intact Financial Corp.	152	9,743
Legal & General Group PLC	2,220	8,763
Lincoln National Corp.	173	8,695
Loews Corp.	337	12,941
Manulife Financial Corp.	453	6,791
Marsh & McLennan Cos., Inc.	237	13,142
MetLife, Inc.	192	9,256
MS&AD Insurance Group Holdings, Inc.	300	8,912
Muenchener Rueckversicherungs AG	54	10,829
Old Mutual PLC	2,321	6,120
Power Corp. of Canada	340	7,112
Power Financial Corp.	356	8,185
Principal Financial Group, Inc.	192	8,636
Progressive Corp.†	448	14,246
Prudential Financial, Inc.	117	9,525
Prudential PLC	299	6,747
QBE Insurance Group, Ltd.	810	7,429
RSA Insurance Group PLC	808	5,080
Sampo Oyj - Class A	174	8,886
SCOR SE	206	7,725
Sompo Japan Nipponkoa Holdings, Inc.	200	6,675
Standard Life PLC	1,216	6,985
Sun Life Financial, Inc.	259	8,078
Suncorp Group, Ltd.	1,060	9,375
Swiss Life Holding AG*	39	10,567
Swiss Re AG	109	10,684
T&D Holdings, Inc.	500	6,694
Tokio Marine Holdings, Inc.	200	7,842
Torchmark Corp.†	219	12,518
Travelers Cos., Inc.	146	16,478
Unum Group	296	9,854
Willis Group Holdings PLC*	173	8,403
XL Group PLC†	562	22,019
Zurich Insurance Group AG*	32	8,258
		574,455
Internet & Catalog Retail – 0.1%
Amazon.com, Inc.*	12	8,111

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Internet & Catalog Retail – (continued)
Expedia, Inc.	54	$6,712
Netflix, Inc.*	66	7,549
Priceline Group, Inc.*	7	8,925
Rakuten, Inc.	500	5,837
TripAdvisor, Inc.*	80	6,820
		43,954
Internet Software & Services – 0.3%
Akamai Technologies, Inc.*	202	10,631
Alphabet, Inc. - Class A*,†	29	22,562
Alphabet, Inc. - Class C†	31	23,525
eBay, Inc.*,†	618	16,983
Facebook, Inc. - Class A*	125	13,083
VeriSign, Inc.*,†	267	23,325
Yahoo! Japan Corp.	4,100	16,853
Yahoo!, Inc.*	390	12,971
		139,933
Leisure Products – 0%
Hasbro, Inc.	146	9,835
Mattel, Inc.	425	11,547
		21,382
Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.†	337	14,090
PerkinElmer, Inc.†	315	16,875
QIAGEN NV*	756	20,631
Thermo Fisher Scientific, Inc.†	138	19,575
Waters Corp.*	115	15,477
		86,648
Machinery – 0.6%
Alfa Laval AB	466	8,563
ANDRITZ AG	138	6,755
Atlas Copco AB - Class A	267	6,596
Atlas Copco AB - Class B	217	5,024
Caterpillar, Inc.	172	11,689
CNH Industrial NV	693	4,774
Cummins, Inc.	109	9,593
Deere & Co.†	159	12,127
Dover Corp.†	201	12,323
FANUC Corp.	100	17,540
Flowserve Corp.	232	9,763
GEA Group AG	174	7,071
Illinois Tool Works, Inc.†	196	18,165
IMI PLC	512	6,502
Ingersoll-Rand PLC	207	11,445
Joy Global, Inc.	292	3,682
JTEKT Corp.	600	10,010
Komatsu, Ltd.	700	11,603
Kone Oyj - Class B	212	9,023
MAN SE	217	21,858
Metso Oyj	290	6,523
Mitsubishi Heavy Industries, Ltd.	3,000	13,313
PACCAR, Inc.	214	10,144
Parker Hannifin Corp.	111	10,765
Pentair PLC†	334	16,543
Sandvik AB	632	5,548
Schindler Holding AG	60	10,067
SKF AB - Class B	422	6,864
Snap-on, Inc.†	95	16,286
Stanley Black & Decker, Inc.†	145	15,476
Volvo AB - Class B	597	5,598

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Wartsila Oyj Abp	186	$8,519
Weir Group PLC	272	4,009
Xylem, Inc.†	331	12,082
		345,843
Marine – 0%
AP Moeller - Maersk A/S - Class A	5	6,463
Kuehne + Nagel International AG	85	11,698
		18,161
Media – 0.6%
Altice NV - Class A*	99	1,425
Altice NV - Class B*	33	481
Cablevision Systems Corp. - Class A	172	5,487
CBS Corp. - Class B	156	7,352
Comcast Corp. - Class A	192	10,835
Dentsu, Inc.	100	5,558
Discovery Communications, Inc. - Class A*	242	6,457
Discovery Communications, Inc. - Class C*	256	6,456
Eutelsat Communications SA	416	12,476
Hakuhodo DY Holdings, Inc.	1,000	10,975
Interpublic Group of Cos., Inc.	504	11,733
ITV PLC	2,020	8,236
Kabel Deutschland Holding AG	105	13,024
Lagardere SCA	331	9,894
Liberty Global PLC - Class A*	155	6,566
Liberty Global PLC - Class C*	191	7,787
News Corp. - Class A†	630	8,417
Numericable-SFR SAS	86	3,131
Omnicom Group, Inc.	191	14,451
Pearson PLC	507	5,500
Publicis Groupe SA	109	7,270
RELX NV	727	12,276
RELX PLC	727	12,827
Scripps Networks Interactive, Inc. - Class A	159	8,778
SES SA (FDR)	365	10,143
Shaw Communications, Inc. - Class B	702	12,076
Singapore Press Holdings, Ltd.	9,700	26,965
Sky PLC	595	9,753
TEGNA, Inc.	281	7,171
Time Warner Cable, Inc.	49	9,094
Time Warner, Inc.	129	8,342
Twenty-First Century Fox, Inc. - Class A	327	8,881
Viacom, Inc. - Class B	154	6,339
Vivendi SA	348	7,510
Walt Disney Co.	107	11,244
Wolters Kluwer NV	356	11,978
WPP PLC	513	11,819
		338,707
Metals & Mining – 0.4%
Agnico Eagle Mines, Ltd.	286	7,518
Alcoa, Inc.	1,096	10,818
Anglo American PLC	733	3,235
ArcelorMittal	1,019	4,315
Barrick Gold Corp.	800	5,921
BHP Billiton PLC	1,025	11,482
BHP Billiton, Ltd.	921	11,983
Boliden AB	694	11,756
First Quantum Minerals, Ltd.	666	2,494
Franco-Nevada Corp.	226	10,340
Freeport-McMoRan, Inc.	546	3,696

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Glencore PLC	3,047	$4,064
Goldcorp, Inc.	514	5,941
Iluka Resources, Ltd.	2,444	10,914
JFE Holdings, Inc.	900	14,378
Newcrest Mining, Ltd.*	1,315	12,425
Newmont Mining Corp.	416	7,484
Nippon Steel & Sumitomo Metal Corp.	900	18,093
Norsk Hydro ASA	3,230	12,093
Nucor Corp.†	282	11,365
Randgold Resources, Ltd.	179	10,931
Rio Tinto PLC	342	9,979
Rio Tinto, Ltd.	321	10,455
Silver Wheaton Corp.	592	7,360
South32, Ltd.*	10,477	8,129
ThyssenKrupp AG	465	9,267
		236,436
Multiline Retail – 0.1%
Canadian Tire Corp, Ltd. - Class A	107	9,139
Dollar General Corp.	126	9,056
Dollar Tree, Inc.*,†	120	9,266
Kohl's Corp.	148	7,049
Macy's, Inc.	132	4,617
Marks & Spencer Group PLC	1,187	7,915
Marui Group Co., Ltd.	600	9,875
Next PLC	99	10,638
Target Corp.	144	10,456
		78,011
Multi-Utilities – 0.6%
AGL Energy, Ltd.	1,259	16,583
Ameren Corp.†	366	15,822
Canadian Utilities, Ltd. - Class A	694	16,022
CenterPoint Energy, Inc.†	725	13,311
Centrica PLC	4,215	13,550
CMS Energy Corp.†	414	14,937
Consolidated Edison, Inc.†	271	17,417
Dominion Resources, Inc.†	237	16,031
DTE Energy Co.†	180	14,434
E.ON SE	1,312	12,732
Engie SA	885	15,699
National Grid PLC	1,946	26,891
NiSource, Inc.	600	11,706
PG&E Corp.†	276	14,680
Public Service Enterprise Group, Inc.†	379	14,664
RWE AG	656	8,347
SCANA Corp.†	265	16,030
Sempra Energy†	153	14,384
Suez Environment Co.	632	11,853
TECO Energy, Inc.†	561	14,951
Veolia Environnement SA	658	15,633
WEC Energy Group, Inc.†	301	15,444
		331,121
Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.†	229	11,125
Apache Corp.†	308	13,697
ARC Resources, Ltd.	786	9,488
BG Group PLC	1,094	15,884
BP PLC	2,923	15,252
Cabot Oil & Gas Corp.†	620	10,968
Canadian Natural Resources, Ltd.	451	9,851

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Canadian Oil Sands, Ltd.	1,108	$6,623
Cenovus Energy, Inc.	779	9,854
Chesapeake Energy Corp.	661	2,975
Chevron Corp.†	265	23,839
Cimarex Energy Co.†	139	12,424
Columbia Pipeline Group, Inc.†	703	14,060
ConocoPhillips†	386	18,022
CONSOL Energy, Inc.	397	3,136
Crescent Point Energy Corp.	593	6,909
Devon Energy Corp.†	319	10,208
Enbridge, Inc.	354	11,770
Encana Corp.	1,024	5,203
Eni SpA	762	11,426
EOG Resources, Inc.	205	14,512
EQT Corp.†	236	12,303
Exxon Mobil Corp.†	336	26,191
Galp Energia SGPS SA	928	10,810
Hess Corp.†	280	13,574
Husky Energy, Inc.	735	7,602
Imperial Oil, Ltd.	391	12,740
Inpex Corp.	2,000	19,729
Inter Pipeline, Ltd.	827	13,276
JX Holdings, Inc.	4,800	20,306
Kinder Morgan, Inc.†	626	9,340
Lundin Petroleum AB*	1,001	14,548
Marathon Oil Corp.†	703	8,851
Marathon Petroleum Corp.†	286	14,826
Murphy Oil Corp.†	480	10,776
Newfield Exploration Co.*	368	11,982
Noble Energy, Inc.†	384	12,645
Occidental Petroleum Corp.†	293	19,810
OMV AG	497	14,111
ONEOK, Inc.	305	7,521
Origin Energy, Ltd.	1,724	5,903
Pembina Pipeline Corp.	616	13,424
Phillips 66†	242	19,796
Pioneer Natural Resources Co.	108	13,541
Range Resources Corp.	264	6,497
Repsol SA	979	10,765
Royal Dutch Shell PLC - Class A	701	15,768
Royal Dutch Shell PLC - Class B	737	16,762
Santos, Ltd.	2,255	6,045
Southwestern Energy Co.*,†	630	4,479
Spectra Energy Corp.†	671	16,064
Statoil ASA	873	12,204
Suncor Energy, Inc.	485	12,522
Tesoro Corp.†	145	15,279
Total SA	358	16,052
Tourmaline Oil Corp.*	476	7,690
TransCanada Corp.	482	15,744
Tullow Oil PLC*	1,685	4,115
Valero Energy Corp.†	246	17,395
Vermilion Energy, Inc.	317	8,618
Williams Cos., Inc.†	216	5,551
Woodside Petroleum, Ltd.	789	16,508
		758,889
Paper & Forest Products – 0.1%
International Paper Co.†	306	11,536
Stora Enso Oyj - Class R	1,465	13,356

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Paper & Forest Products – (continued)
UPM-Kymmene Oyj	684	$12,806
		37,698
Personal Products – 0.3%
Beiersdorf AG	205	18,747
Estee Lauder Cos., Inc. - Class A†	272	23,952
Kao Corp.	800	41,638
L'Oreal SA	89	15,019
Shiseido Co., Ltd.	1,100	23,148
Unilever NV	291	12,681
Unilever PLC	449	19,368
		154,553
Pharmaceuticals – 1.1%
Allergan PLC*	49	15,312
Astellas Pharma, Inc.	1,600	23,052
AstraZeneca PLC	420	28,580
Bayer AG	148	18,623
Bristol-Myers Squibb Co.†	256	17,610
Chugai Pharmaceutical Co., Ltd.	600	21,168
Daiichi Sankyo Co., Ltd.	1,100	22,978
Eisai Co., Ltd.	300	20,127
Eli Lilly & Co.†	206	17,358
Endo International PLC*,†	354	21,672
GlaxoSmithKline PLC	1,357	27,463
Jazz Pharmaceuticals PLC*,†	87	12,229
Johnson & Johnson†	274	28,145
Mallinckrodt PLC*	85	6,344
Merck & Co., Inc.†	365	19,279
Merck KGaA	239	23,261
Mylan NV*	147	7,948
Novartis AG	321	27,827
Novo Nordisk A/S - Class B	396	23,064
Otsuka Holdings Co., Ltd.	600	21,553
Perrigo Co. PLC†	138	19,969
Pfizer, Inc.†	672	21,692
Roche Holding AG	111	30,641
Sanofi	219	18,704
Shionogi & Co., Ltd.	400	18,316
Shire PLC	257	17,797
Takeda Pharmaceutical Co., Ltd.	600	30,280
UCB SA	202	18,268
Zoetis, Inc.†	232	11,117
		590,377
Professional Services – 0.2%
Adecco SA*	92	6,331
Bureau Veritas SA	383	7,653
Capita PLC	504	8,974
Dun & Bradstreet Corp.	113	11,744
Equifax, Inc.†	156	17,374
Experian PLC	410	7,258
Intertek Group PLC	269	11,011
Nielsen Holdings PLC	312	14,539
Randstad Holding NV	106	6,626
Robert Half International, Inc.	233	10,984
SGS SA	6	11,451
		113,945
Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	127	12,313
Apartment Investment & Management Co. - Class A	139	5,564
Ascendas Real Estate Investment Trust	6,200	9,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
AvalonBay Communities, Inc.	71	$13,073
Boston Properties, Inc.	97	12,371
British Land Co. PLC	700	8,110
CapitaLand Mall Trust	9,100	12,392
Care Capital Properties, Inc.	46	1,406
Crown Castle International Corp.	156	13,486
Dexus Property Group	2,122	11,594
Equinix, Inc.	33	9,979
Equity Residential	138	11,259
Essex Property Trust, Inc.	54	12,928
Four Corners Property Trust, Inc.	45	1,087
General Growth Properties, Inc.	352	9,578
Goodman Group	2,520	11,511
GPT Group	3,919	13,647
Hammerson PLC	937	8,287
HCP, Inc.	316	12,084
Host Hotels & Resorts, Inc.	528	8,100
Intu Properties PLC	1,745	8,161
Iron Mountain, Inc.	251	6,780
Japan Retail Fund Investment Corp.	7	13,525
Kimco Realty Corp.†	440	11,642
Klepierre	158	7,037
Land Securities Group PLC	468	8,119
Link REIT	1,000	5,987
Macerich Co.	115	9,279
Mirvac Group	8,555	12,340
Plum Creek Timber Co., Inc.	348	16,607
Prologis, Inc.	341	14,636
Public Storage	65	16,100
Realty Income Corp.	273	14,095
RioCan Real Estate Investment Trust	462	7,911
Scentre Group	4,298	13,119
Segro PLC	1,302	8,241
Simon Property Group, Inc.	67	13,027
SL Green Realty Corp.	108	12,202
Stockland	4,166	12,443
Unibail-Rodamco SE	24	6,113
Ventas, Inc.	184	10,383
Vicinity Centres	5,532	11,284
Vornado Realty Trust	126	12,595
Welltower, Inc.	176	11,973
Westfield Corp.	1,454	10,073
Weyerhaeuser Co.	376	11,272
		483,687
Real Estate Management & Development – 0.2%
Brookfield Asset Management, Inc. - Class A	238	7,509
CapitaLand, Ltd.	4,900	11,582
CBRE Group, Inc. - Class A*	277	9,579
Cheung Kong Property Holdings, Ltd.	1,000	6,503
Daiwa House Industry Co., Ltd.	400	11,659
Global Logistic Properties, Ltd.	7,000	10,619
LendLease Group	846	8,789
New World Development Co., Ltd.	9,000	8,896
Swiss Prime Site AG*	122	9,565
Tokyu Fudosan Holdings Corp.	1,200	7,609
Vonovia SE	296	9,183
		101,493
Road & Rail – 0.3%
Asciano, Ltd.	2,133	13,581

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Road & Rail – (continued)
Aurizon Holdings, Ltd.	3,186	$10,166
Canadian National Railway Co.	168	9,393
Canadian Pacific Railway, Ltd.	54	6,898
CSX Corp.	390	10,121
DSV A/S	259	10,249
East Japan Railway Co.	200	19,055
JB Hunt Transport Services, Inc.	184	13,498
Kansas City Southern	141	10,528
MTR Corp., Ltd.	3,500	17,342
Nagoya Railroad Co., Ltd.	5,000	21,010
Norfolk Southern Corp.†	154	13,027
Ryder System, Inc.	137	7,786
Union Pacific Corp.	147	11,495
		174,149
Semiconductor & Semiconductor Equipment – 0.6%
Analog Devices, Inc.	214	11,838
Applied Materials, Inc.	836	15,608
ARM Holdings PLC	1,192	18,255
ASML Holding NV	191	17,133
Avago Technologies, Ltd.†	172	24,966
Broadcom Corp. - Class A†	362	20,931
First Solar, Inc.*	220	14,518
Infineon Technologies AG	1,305	19,150
Intel Corp.†	606	20,877
KLA-Tencor Corp.†	282	19,557
Lam Research Corp.†	178	14,137
Linear Technology Corp.†	395	16,776
Microchip Technology, Inc.†	320	14,893
Micron Technology, Inc.*	483	6,839
NVIDIA Corp.	600	19,776
Qorvo, Inc.*	118	6,006
Skyworks Solutions, Inc.	94	7,222
STMicroelectronics NV	1,740	11,686
Texas Instruments, Inc.†	332	18,197
Tokyo Electron, Ltd.	300	18,278
Xilinx, Inc.	342	16,064
		332,707
Software – 0.6%
Adobe Systems, Inc.*	196	18,412
Autodesk, Inc.*	248	15,111
CA, Inc.†	622	17,764
Citrix Systems, Inc.*,†	228	17,248
Dassault Systemes	292	23,406
Electronic Arts, Inc.*	180	12,370
Gemalto NV	190	11,411
Intuit, Inc.†	179	17,273
Microsoft Corp.†	473	26,242
Nintendo Co., Ltd.	100	13,942
Open Text Corp.	468	22,441
Oracle Corp.†	493	18,009
Red Hat, Inc.*,†	187	15,485
Sage Group PLC	2,730	24,285
Salesforce.com, Inc.*	157	12,309
SAP SE	349	27,827
Symantec Corp.†	683	14,343
		307,878
Specialty Retail – 0.4%
Advance Auto Parts, Inc.	52	7,827
AutoNation, Inc.*	178	10,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Specialty Retail – (continued)
AutoZone, Inc.*	20	$14,838
Bed Bath & Beyond, Inc.*	189	9,119
Best Buy Co., Inc.	212	6,455
CarMax, Inc.*	175	9,445
GameStop Corp. - Class A	145	4,066
Gap, Inc.	272	6,718
Hennes & Mauritz AB - Class B	367	13,143
Home Depot, Inc.	112	14,812
Industria de Diseno Textil SA	270	9,297
Kingfisher PLC	1,750	8,499
L Brands, Inc.	122	11,690
Lowe's Cos., Inc.	161	12,242
Ross Stores, Inc.	192	10,332
Staples, Inc.	459	4,347
Tiffany & Co.	94	7,171
TJX Cos., Inc.	170	12,055
Tractor Supply Co.	93	7,952
Urban Outfitters, Inc.*	210	4,778
USS Co., Ltd.	500	7,614
Yamada Denki Co., Ltd.	3,700	16,102
		209,121
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	157	16,526
BlackBerry, Ltd.*	1,825	16,937
Canon, Inc.	900	27,521
EMC Corp.†	750	19,260
FUJIFILM Holdings Corp.	700	29,589
Hewlett Packard Enterprise Co.	516	7,843
HP, Inc.	516	6,109
Konica Minolta, Inc.	1,400	14,235
NEC Corp.	7,000	22,425
NetApp, Inc.	449	11,912
Ricoh Co., Ltd.	2,300	23,942
SanDisk Corp.	170	12,918
Seagate Technology PLC	271	9,935
Western Digital Corp.	174	10,449
		229,601
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	122	11,919
Burberry Group PLC	442	7,785
Christian Dior SE	45	7,665
Cie Financiere Richemont SA	121	8,713
Coach, Inc.	213	6,971
Fossil Group, Inc.*	92	3,364
Gildan Activewear, Inc.	288	8,189
Hanesbrands, Inc.	252	7,416
Hermes International	30	10,162
Kering	52	8,925
Li & Fung, Ltd.	10,000	6,800
Lululemon Athletica, Inc.*	102	5,352
Luxottica Group SpA	122	8,007
LVMH Moet Hennessy Louis Vuitton SE	47	7,400
Michael Kors Holdings, Ltd.*	298	11,938
NIKE, Inc. - Class B	242	15,125
Pandora A/S	58	7,366
Ralph Lauren Corp.	70	7,804
Swatch Group AG	23	8,044
Under Armour, Inc. - Class A	74	5,965

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
VF Corp.	151	$9,400
		174,310
Tobacco – 0.4%
Altria Group, Inc.†	533	31,026
British American Tobacco PLC	385	21,400
Imperial Tobacco Group PLC	327	17,287
Japan Tobacco, Inc.	900	33,482
Philip Morris International, Inc.†	406	35,691
Reynolds American, Inc.†	736	33,966
Swedish Match AB	750	26,690
		199,542
Trading Companies & Distributors – 0.3%
Brenntag AG	117	6,138
Bunzl PLC	309	8,585
Fastenal Co.†	391	15,961
Finning International, Inc.	387	5,225
ITOCHU Corp.	1,000	11,999
Marubeni Corp.	4,000	20,805
Mitsubishi Corp.	700	11,812
Mitsui & Co., Ltd.	1,400	16,839
Sumitomo Corp.	1,400	14,451
United Rentals, Inc.*	124	8,995
Wolseley PLC	167	9,086
WW Grainger, Inc.	69	13,979
		143,875
Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	482	7,547
Atlantia SpA	297	7,907
Groupe Eurotunnel SE	580	7,222
Sydney Airport	4,255	19,684
Transurban Group	2,157	16,452
		58,812
Water Utilities – 0.1%
Severn Trent PLC	656	21,050
United Utilities Group PLC	1,584	21,842
		42,892
Wireless Telecommunication Services – 0.4%
KDDI Corp.	2,000	52,488
Millicom International Cellular SA (SDR)	407	23,473
NTT DOCOMO, Inc.	2,800	57,873
Rogers Communications, Inc. - Class B	1,174	40,494
SoftBank Group Corp.	900	45,974
Vodafone Group PLC	5,879	19,151
		239,453
Total Common Stocks (cost $16,102,548)		15,231,747
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	103	5,597
Volkswagen AG	41	5,959
		11,556
Household Products – 0%
Henkel AG & Co. KGaA	141	15,811
Total Preferred Stocks (cost $34,678)		27,367
Rights – 0%
Oil, Gas & Consumable Fuels – 0%
Repsol SA* (cost $496)	979	488

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Investment Companies – 58.0%
Exchange-Traded Funds (ETFs) – 20.4%
Deutsche X-trackers Harvest CSI 300 China A-Shares	2,209	$61,830
Global X FTSE Greece 20	2,727	21,707
Global X MSCI Colombia†	35,682	266,188
iShares Core S&P 500®†	30,400	6,228,048
iShares MSCI Brazil Capped†	19,881	411,139
iShares MSCI Chile Capped†	16,200	517,104
iShares MSCI EAFE†	7,100	417,125
iShares MSCI Indonesia	2,125	44,349
iShares MSCI Philippines†	987	33,301
iShares MSCI South Korea Capped†	2,614	129,837
iShares MSCI Thailand Capped†	996	58,405
iShares Russell 2000®	4,344	488,743
Market Vectors Russia	18,685	273,735
Vanguard FTSE Europe†	22,968	1,145,644
Vanguard FTSE Pacific†	21,408	1,213,191
		11,310,346
Money Markets – 37.6%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	20,854,676	20,854,676
Total Investment Companies (cost $32,720,268)		32,165,022
Total Investments (total cost $50,931,333) – 89.2%		49,463,432
Cash, Receivables and Other Assets, net of Liabilities – 10.8%		6,011,346
Net Assets – 100%		$55,474,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	27

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)
		% of
		Investment
Country	Value	Securities
United States	$38,166,548	77.2%
Japan	1,904,991	3.8
United Kingdom	1,355,846	2.7
Australia	1,259,381	2.5
Canada	918,439	1.9
France	820,970	1.7
Germany	655,491	1.3
Spain	606,919	1.2
Chile	517,104	1.0
Brazil	411,139	0.8
Switzerland	383,066	0.8
Sweden	281,226	0.6
Russia	273,735	0.5
Colombia	266,188	0.5
Netherlands	197,880	0.4
Italy	188,485	0.4
Hong Kong	153,994	0.3
Denmark	142,538	0.3
Singapore	142,000	0.3
Belgium	132,729	0.3
South Korea	129,837	0.3
Finland	113,760	0.2
New Zealand	85,402	0.2
Norway	82,574	0.2
China	61,830	0.1
Thailand	58,405	0.1
Indonesia	44,349	0.1
Philippines	33,301	0.1
Portugal	27,140	0.1
Austria	26,458	0.1
Greece	21,707	0.0

Total	$49,463,432	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

28	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)

Bank of America:
Australian Dollar	1/14/16	898,000	$653,859	$(4,941)
Brazilian Real	1/14/16	410,000	103,292	5,324
British Pound	1/14/16	682,500	1,006,024	28,203
Canadian Dollar	1/14/16	1,238,000	894,858	17,831
Chilean Peso	1/14/16	64,979,000	91,693	336
Colombian Peso	1/14/16	89,269,000	28,138	(1,218)
Euro	1/14/16	2,326,000	2,528,041	27,488
Hong Kong Dollar	1/14/16	(391,000)	(50,458)	-
Indonesian Rupiah	1/14/16	606,488,000	43,976	(1,222)
Japanese Yen	1/14/16	281,397,000	2,341,944	(34,844)
Korean Won	1/14/16	163,276,000	139,255	(1,274)
Malaysian Ringgit	1/14/16	22,000	5,125	39
Mexican Peso	1/14/16	(112,000)	(6,496)	(87)
Philippine Peso	1/14/16	2,606,000	55,368	(385)
Polish Zloty	1/14/16	(23,000)	(5,873)	63
Russian Rouble	1/14/16	4,402,000	60,257	2,735
Singapore Dollar	1/14/16	249,000	175,631	1,513
South African Rand	1/14/16	(20,000)	(1,292)	(75)
Swedish Krona	1/14/16	1,337,000	158,545	145
Thailand Baht	1/14/16	2,438,000	67,761	(76)
Turkish Lira	1/14/16	(36,000)	(12,311)	72

Total			$8,277,337	$39,627

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	8	3/16	$(357)	$(4,370)
10-Year Canadian Government Bond	3	3/16	6,148	390
10-Year mini-Japanese Government Bond	21	3/16	8,624	524
10-Year US Treasury Note	56	3/16	(11,828)	16,625
30-Year Euro-BUXL Bond	1	3/16	1,041	-
3-Year Australian Treasury Bond	74	3/16	16,412	(5,004)
BIST National-30 Index	57	2/16	(6,379)	(2,883)
CBOE VIX Index	43	1/16	29,094	10,550
Euro STOXX 50 Index	46	3/16	46,767	-
Euro-BTP Italian Government Bond	10	3/16	3,068	-
Euro-OAT	6	3/16	2,404	-
FTSE 100 Index	6	3/16	26,708	(2,476)
FTSE Bursa Malaysia KLCI Index	2	1/16	315	(175)
FTSE/JSE Top 40 Index	4	3/16	5,198	(712)
Hang Seng China Enterprise Index	1	1/16	(555)	26
KOSPI 200 Index	1	3/16	139	85

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	29

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2015

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Long Gilt	3	3/16	(1,416)	1,459
Mexican Stock Exchange Price and Quotation Index	7	3/16	3,483	(203)
mini-MSCI Emerging Markets Index	13	3/16	4,355	(1,300)
MSCI Taiwan Stock Index	10	1/16	(2,500)	800
Nikkei 225 Index	11	3/16	(43,450)	(7,150)
S&P 500® E-mini	14	3/16	(3,850)	(13,440)
SGX NIFTY 50 Index	6	1/16	36	180
SPI 200 Index	5	3/16	31,450	(3,005)
US Treasury Long Bond	1	3/16	664	500
US Treasury Ultra Bond	2	3/16	2,484	2,000
WIG20 Index	11	3/16	4,967	-
			123,022	(7,579)
Futures Sold:
CBOE VIX Index	43	2/16	(11,524)	(5,805)
Euro-Bund	24	3/16	6,109	-
			(5,415)	(5,805)
Total			$117,607	$(13,384)

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount (2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	446,490	USD	$ 30,041	$ (12,514)	$ 399
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	(8,021)	39
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	406,000	EUR	38,760	(9,675)	179
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	711,000	EUR	12,245	(2,289)	121
Total						$ 94,298	$ (32,499)	$ 738

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

30	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 70-30 Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Barclays Global Aggregate Bond Index (30%).
Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest
FDR	Fixed Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $370,034, which represents 0.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2015, is $15,910,469.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	49,290,000	40,662,037	(69,097,361)	20,854,676	$ 17,492	$ 20,854,676

Janus Investment Fund	31

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Foreign Government Bonds	$ -	$ 1,729,144	$ -
U.S. Treasury Notes/Bonds	-	309,664	-
Common Stocks	15,231,747	-	-
Preferred Stocks	-	27,367	-
Rights	488	-	-
Investment Companies	11,310,346	20,854,676	-
Total Investments in Securities	$ 26,542,581	$ 22,920,851	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 83,749	$ -
Variation Margin Receivable	33,139	738	-
Total Assets	$ 26,575,720	$ 23,005,338	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 44,122	$ -
Variation Margin Payable	46,523	-	-
Total Liabilities	$ 46,523	$ 44,122	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options and other swap contracts are reported at their market value at measurement date.

32	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$50,931,333
Unaffiliated investments, at value	$28,608,756
Affiliated investments, at value	20,854,676
Restricted cash (Note 1)	6,069,000
Forward currency contracts	83,749
Cash denominated in foreign currency(1)	741
Variation margin receivable	33,877
Non-interested Trustees' deferred compensation	1,123
Receivables:
Dividends	33,718
Interest	18,466
Fund shares sold	6,553
Dividends from affiliates	4,629
Foreign tax reclaims	598
Other assets	770
Total Assets	55,716,656
Liabilities:
Due to custodian	43,936
Forward currency contracts	44,122
Variation margin payable	46,523
Payables:	—
Registration fees	45,219
Fund shares repurchased	19,594
Advisory fees	10,661
Professional fees	10,527
Custodian fees	6,161
12b-1 Distribution and shareholder servicing fees	1,375
Non-interested Trustees' deferred compensation fees	1,123
Transfer agent fees and expenses	1,007
Fund administration fees	493
Non-interested Trustees' fees and expenses	317
Accrued expenses and other payables	10,820
Total Liabilities	241,878
Net Assets	$55,474,778

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$57,816,560
Undistributed net investment income/(loss)	(4,821)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(993,683)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,343,278)
Total Net Assets	$55,474,778
Net Assets - Class A Shares	$640,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,383
Net Asset Value Per Share(2)	$9.36
Maximum Offering Price Per Share(3)	$9.93
Net Assets - Class C Shares	$1,066,560
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,204
Net Asset Value Per Share(2)	$9.34
Net Assets - Class D Shares	$1,189,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	127,245
Net Asset Value Per Share	$9.35
Net Assets - Class I Shares	$1,061,404
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,348
Net Asset Value Per Share	$9.36
Net Assets - Class N Shares	$49,407,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,276,881
Net Asset Value Per Share	$9.36
Net Assets - Class S Shares	$1,044,130
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,651
Net Asset Value Per Share	$9.35
Net Assets - Class T Shares	$1,065,577
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,927
Net Asset Value Per Share	$9.35

(1) Includes cost of $741. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

34	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$344,565
Interest	22,686
Dividends from affiliates	17,492
Other income	562
Foreign tax withheld	(8,245)
Total Investment Income	377,060
Expenses:
Advisory fees	210,749
12b-1Distribution and shareholder servicing fees:
Class A Shares	639
Class C Shares	3,249
Class S Shares	809
Transfer agent administrative fees and expenses:
Class D Shares	453
Class S Shares	809
Class T Shares	844
Other transfer agent fees and expenses:
Class A Shares	24
Class C Shares	44
Class D Shares	1,143
Class I Shares	21
Class N Shares	376
Class S Shares	11
Class T Shares	12
Registration fees	47,868
Professional fees	38,052
Custodian fees	30,774
Shareholder reports expense	7,543
Fund administration fees	2,670
Non-interested Trustees’ fees and expenses	904
Other expenses	16,927
Total Expenses	363,921
Less: Excess Expense Reimbursement	(122,676)
Net Expenses	241,245
Net Investment Income/(Loss)	135,815
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(931,402)
Futures contracts	(60,792)
Swap contracts	(3,090)
Written options contracts	625
Total Net Realized Gain/(Loss) on Investments	(994,659)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(893,513)
Futures contracts	163,279
Swap contracts	(26,536)
Total Change in Unrealized Net Appreciation/Depreciation	(756,770)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,615,614)

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Adaptive Global Allocation Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Period ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$135,815	$14,626
Net realized gain/(loss) on investments	(994,659)	13,160
Change in unrealized net appreciation/depreciation	(756,770)	(586,508)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,615,614)	(558,722)
Dividends and Distributions to Shareholders:
Class A Shares	(1,400)	—
Class C Shares	(605)	—
Class D Shares	(2,799)	—
Class I Shares	(3,319)	—
Class N Shares	(154,765)	—
Class S Shares	(1,917)	—
Class T Shares	(2,641)	—
Net Decrease from Dividends and Distributions to Shareholders	(167,446)	—
Capital Share Transactions:
Class A Shares	173,887	500,000
Class C Shares	1,032,977	25,000
Class D Shares	1,080,788	104,792
Class I Shares	1,003,324	50,000
Class N Shares	(2,484,962)	54,238,110
Class S Shares	1,009,810	25,000
Class T Shares	1,007,834	50,000
Net Increase/(Decrease) from Capital Share Transactions	2,823,658	54,992,902
Net Increase/(Decrease) in Net Assets	1,040,598	54,434,180
Net Assets:
Beginning of period	54,434,180	—
End of period	$55,474,778	$54,434,180

Undistributed Net Investment Income/(Loss)	$(4,821)	$26,810

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

36	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	(0.33)	(0.32)
Total from Investment Operations	(0.31)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.36	$9.69
Total Return*	(3.19)%	(3.10)%
Net Assets, End of Period (in thousands)	$640	$485
Average Net Assets for the Period (in thousands)	$498	$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.07%
Ratio of Net Investment Income/(Loss)	0.35%	5.04%
Portfolio Turnover Rate	41%	10%

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.01
Net realized and unrealized gain/(loss)	(0.33)	(0.32)
Total from Investment Operations	(0.34)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.01)	—
Net Asset Value, End of Period	$9.34	$9.69
Total Return*	(3.56)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,067	$24
Average Net Assets for the Period (in thousands)	$629	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.34%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.82%
Ratio of Net Investment Income/(Loss)	(0.14)%	4.29%
Portfolio Turnover Rate	41%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Adaptive Global Allocation Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	(0.35)	(0.31)
Total from Investment Operations	(0.33)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.35	$9.70
Total Return*	(3.38)%	(3.00)%
Net Assets, End of Period (in thousands)	$1,190	$102
Average Net Assets for the Period (in thousands)	$732	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.05%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	0.98%
Ratio of Net Investment Income/(Loss)	0.42%	5.03%
Portfolio Turnover Rate	41%	10%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.01
Net realized and unrealized gain/(loss)	(0.34)	(0.32)
Total from Investment Operations	(0.30)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$9.36	$9.69
Total Return*	(3.10)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,061	$48
Average Net Assets for the Period (in thousands)	$649	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.82%
Ratio of Net Investment Income/(Loss)	0.87%	5.29%
Portfolio Turnover Rate	41%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

38	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	(0.33)	(0.31)
Total from Investment Operations	(0.31)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.03)	—
Net Asset Value, End of Period	$9.36	$9.70
Total Return*	(3.20)%	(3.00)%
Net Assets, End of Period (in thousands)	$49,407	$53,702
Average Net Assets for the Period (in thousands)	$51,197	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.82%
Ratio of Net Investment Income/(Loss)	0.50%	6.84%
Portfolio Turnover Rate	41%	10%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.01
Net realized and unrealized gain/(loss)	(0.34)	(0.32)
Total from Investment Operations	(0.32)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.35	$9.69
Total Return*	(3.33)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,044	$24
Average Net Assets for the Period (in thousands)	$627	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.32%
Ratio of Net Investment Income/(Loss)	0.37%	4.79%
Portfolio Turnover Rate	41%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Adaptive Global Allocation Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(1)
Net Asset Value, Beginning of Period	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.01
Net realized and unrealized gain/(loss)	(0.35)	(0.32)
Total from Investment Operations	(0.32)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.02)	—
Net Asset Value, End of Period	$9.35	$9.69
Total Return*	(3.27)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,066	$48
Average Net Assets for the Period (in thousands)	$654	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.07%
Ratio of Net Investment Income/(Loss)	0.61%	5.04%
Portfolio Turnover Rate	41%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

40	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity and fixed-income investments. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	41

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

42	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

Janus Investment Fund	43

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2015, the Fund has restricted cash in the amount of $6,069,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

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Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $293,154 and $7,359,876, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is

Janus Investment Fund	45

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended December 31, 2015, the average ending monthly market value amounts on purchased and sold futures contracts are $21,890,347 and $1,485,071, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by

46	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended December 31, 2015, the average ending monthly market value amounts on purchased call and put options are $0 and $1,537, respectively. There were no purchased options held at December 31, 2015.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2015, the average ending monthly market value amounts on written put options is $55. There were no written options held at December 31, 2015.

Written option activity for the period ended December 31, 2015 is indicated in the table below:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	-	$-
Options written	25	625
Options closed	-	-
Options expired	(25)	(625)
Options exercised	-	-
Options outstanding at December 31, 2015	-	$-

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap

Janus Investment Fund	47

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt

48	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended December 31, 2015, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $72,410.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on a custom basket of equity securities to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended December 31, 2015, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(11,754).

Janus Investment Fund	49

Janus Adaptive Global Allocation Fund (unaudited)

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$-	$83,749	$-	$-	$83,749
Variation margin receivable	738	-	11,641	21,498	33,877
Total Asset Derivatives	$738	$83,749	$11,641	$21,498	$117,626

Liability Derivatives:
Forward currency contracts	$-	$44,122	$-	$-	$44,122
Variation margin payable	-	-	37,149	9,374	46,523
Total Liability Derivatives	$-	$44,122	$37,149	$9,374	$90,645

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$(257,344)	$196,552	$(60,792)
Investments and foreign currency transactions	-	(64,521)	18,856*	-	(45,665)
Swap contracts	30,620	-	(33,710)	-	(3,090)
Written options contracts	-	-	625	-	625
Total	$30,620	$(64,521)	$(271,573)	$196,552	$(108,922)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$143,861	$19,418	$163,279
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	41,590	-	-	41,590
Swap contracts	(26,536)	-	-	-	(26,536)
Total	$(26,536)	$41,590	$143,861	$19,418	$178,333

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

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income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is

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always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$83,749	$(44,122)	$-	$39,627
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$44,122	$(44,122)	$-	$-

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

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Notes to Financial Statements

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the

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Notes to Financial Statements

Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2015, Janus Capital reimbursed the Fund $122,663 of fees and expenses that are eligible for recoupment. As of December 31, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $260,125. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such

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Notes to Financial Statements

costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

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Notes to Financial Statements

of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2015.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	73%	1%
Class C Shares	97	2
Class D Shares	89	2
Class I Shares	100	2
Class N Shares	100	89
Class S Shares	99	2
Class T Shares	99	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 51,331,843	$ 608,629	$ (2,477,040)	$ (1,868,411)

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Notes to Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Period ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	18,238	$ 172,540	50,000	$ 500,000
Reinvested dividends and distributions	151	1,400	-	-
Shares repurchased	(6)	(53)	-	-
Net Increase/(Decrease)	18,383	$ 173,887	50,000	$ 500,000
Class C Shares:
Shares sold	111,639	$ 1,032,372	2,500	$ 25,000
Reinvested dividends and distributions	65	605	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	111,704	$ 1,032,977	2,500	$ 25,000
Class D Shares:
Shares sold	119,106	$ 1,103,769	10,537	$ 104,792
Reinvested dividends and distributions	301	2,789	-	-
Shares repurchased	(2,699)	(25,770)	-	-
Net Increase/(Decrease)	116,708	$ 1,080,788	10,537	$ 104,792
Class I Shares:
Shares sold	107,991	$ 1,000,005	5,000	$ 50,000
Reinvested dividends and distributions	357	3,319	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	108,348	$ 1,003,324	5,000	$ 50,000
Class N Shares:
Shares sold	46,789	$ 436,503	5,543,337	$ 54,279,467
Reinvested dividends and distributions	16,659	154,765	-	-
Shares repurchased	(325,659)	(3,076,230)	(4,245)	(41,357)
Net Increase/(Decrease)	(262,211)	$ (2,484,962)	5,539,092	$ 54,238,110
Class S Shares:
Shares sold	108,946	$ 1,007,904	2,500	$ 25,000
Reinvested dividends and distributions	205	1,906	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	109,151	$ 1,009,810	2,500	$ 25,000
Class T Shares:
Shares sold	114,349	$ 1,059,275	5,000	$ 50,000
Reinvested dividends and distributions	285	2,641	-	-
Shares repurchased	(5,707)	(54,082)	-	-
Net Increase/(Decrease)	108,927	$ 1,007,834	5,000	$ 50,000
(1)	Period from June 23, 2015 (inception date) through June 30, 2015.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$12,118,641	$ 16,953,544	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Adaptive Global Allocation Fund (the “New Fund”), met on March 11-12, 2015 to consider the proposed investment advisory agreement for the New Fund. In the course of their consideration of this agreement, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital. The Trustees also had been provided and had considered various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, including information provided by their independent fee consultant, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for the New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for the New Fund for an initial term through February 2017, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective, strategy, and policies of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who will provide investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its ability to attract well-qualified personnel.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only or primarily portfolio management services). The Trustees noted that Janus Capital would perform significant additional services for the New Fund relative to those other clients, including administration services, oversight of the Fund’s other service providers, trustee support, regulatory compliance

58	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

and numerous other services, and that, in servicing the Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee to be paid by the New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, to the extent applicable, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increase. They also noted that the proposed annual advisory fee rate, which includes potential breakpoints as assets increase, provides the opportunity for shareholders to benefit from any economies of scale that may be present. The Trustees also noted that the New Fund is part of the Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital would separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital will benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the Fund will benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital They further concluded that the success of the New Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund. After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the New Fund.

Janus Investment Fund	59

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

60	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	61

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

62	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	63

Janus Adaptive Global Allocation Fund

Notes

NotesPage2

64	DECEMBER 31, 2015

Janus Adaptive Global Allocation Fund

Notes

NotesPage3

Janus Investment Fund	65

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108560				125-24-93059 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Diversified Alternatives Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Diversified Alternatives Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

John Fujiwara co-portfolio manager	Richard R Lindsey co-portfolio manager	Andrew Weisman co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, Janus Diversified Alternatives Fund’s Class I Shares returned -4.22%, compared with a return of 0.65% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 1.53% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

Global stock indices lost ground during the second half of 2015. Slowing growth expectations in China and the subsequent sell-off in the country’s stock markets weighed on markets during the first half of the period. The policy responses of Chinese authorities, which included a devaluation of the country’s currency, the renminbi, further added to investor discomfort. Despite a rally at the beginning of the fourth quarter, stock investors later became concerned with renewed weakness in energy markets. Prices on global crude benchmarks dropped to multi-year lows on the back of surging inventory and OPEC’s decision to not curtail production. The European Central Bank’s (ECB) plan to extend its asset-buying program failed to meet expectations, sending the region’s stock indices into a tailspin.

Segments of the fixed income market experienced diverging trajectories during the period amid uncertain expectations surrounding the Federal Reserve’s (Fed) interest rate policy and concerns of the potential impact of weaker-than-expected growth in China on the global economy. Ultimately the U.S. Treasury yield curve flattened as the Fed’s decision to increase the overnight borrowing rate raised the short end of the curve while tame inflation data supported lower yields on the long end of the curve. High-yield corporate spreads widened considerably – due, in part, to weakness in the energy sector – as did the spreads of investment-grade corporates.

PERFORMANCE DISCUSSION

We invest in a portfolio of traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return that can reduce overall portfolio volatility.

The Fund underperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index and its secondary benchmark, LIBOR +3%, on a semiannual basis.

The Fund’s equity strategies detracted from the Fund’s performance during the period. The equity emerging strategy, which looks to capture the potential return associated with holding equities in companies of lesser-developed economies, was the largest detractor. The continued weakness in the commodities space weighed on emerging market economies, which impacted the strategy’s performance. The equity value strategy also underperformed. This strategy aims to capture the potential returns associated with holding value equities while also being short growth stocks. Since the energy sector has become an increasingly significant component of value indices, the strategy’s performance was impacted as energy markets traded lower throughout the period and underperformed growth stocks.

One of the leading detractors from returns was the rates momentum strategy, which looks to capture the persistence in the movement of interest rates generally associated with the gradual but deliberate implementation of global central bank policy. This strategy was negatively impacted by the Fed’s lack of clear communication early in the period as to when it would initiate interest rate hikes, which kept the market from forming a consensus view. By the time it became clear that the Fed would hike rates in December, the market was trying to digest the disappointment of the ECB’s plan to extend its asset-

Janus Investment Fund	1

Janus Diversified Alternatives Fund (unaudited)

buying program falling below expectations. Since the plan was less dovish than anticipated, the little momentum that was present reversed.

The leading contributors to returns were the Fund’s three commodity strategies. Because these strategies were short energy – specifically crude oil – during the period, they benefited as energy prices remained low due to continued oversupply. The unseasonably warm weather in the U.S. near the end of the period also aided the strategies’ performance. The commodity curve strategy, especially, was able to capitalize on this price weakness, making it the largest contributor. This strategy seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve; it is typically short the most active front-month contract and long farther-dated tenors.

The commodity momentum strategy, which aims to capture the persistence in the price movement of commodities, also benefited, particularly as energy prices fell sharply in December after previously being relatively range bound. The commodity value strategy was also a contributor. This strategy looks to benefit from identifying relative inventory conditions between commodities and investing in those that are signaling low inventories and selling those that are signaling high inventories.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions detracted from performance. Please see “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Although we do not believe in forecasting a market’s particular direction, we remain mindful of ongoing volatility in the financial markets.

Elevated volatility near the end of the period, especially within the currency market, caused the Fund’s models to reduce the weighting to the currency momentum strategy. Amid continued volatility in the energy space, the models also reduced the allocations to the equity value strategy and the commodity curve strategy. The allocations of the equity size and equity emerging strategies were increased.

Thank you for investing in Janus Diversified Alternatives Fund.

2	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Fund At A Glance

December 31, 2015

Asset Allocation
Equity	39.4%
Commodity	32.5%
Fixed Income	13.2%
Tradeable Cash	9.2%
Currency	5.7%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund	3

Janus Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-4.44%	-5.39%	-1.31%	1.61%	1.51%
Class A Shares at MOP	-9.94%	-10.79%	-3.23%
Class C Shares at NAV	-4.71%	-6.14%	-1.86%	2.36%	2.25%
Class C Shares at CDSC	-5.65%	-7.07%	-1.86%
Class D Shares(1)	-4.33%	-5.28%	-1.20%	1.73%	1.43%
Class I Shares	-4.22%	-5.17%	-1.10%	1.36%	1.26%
Class N Shares	-4.31%	-5.16%	-1.07%	1.37%	1.25%
Class S Shares	-4.16%	-5.31%	-1.41%	1.84%	1.75%
Class T Shares	-4.24%	-5.28%	-1.24%	1.60%	1.51%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	1.41%
London Interbank Offered Rate (LIBOR) + 3%	1.53%	3.26%	3.58%**
Morningstar Quartile - Class I Shares	-	4th	4th
Morningstar Ranking - based on total returns for Multialternative Funds	-	362/469	228/263

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest.

4	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Performance

Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public

Janus Investment Fund	5

Janus Diversified Alternatives Fund (unaudited)

Performance

offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets.  Diversification does not assure a profit or eliminate the risk of loss.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

6	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$955.60	$7.62	$1,000.00	$1,017.34	$7.86	1.55%
Class C Shares	$1,000.00	$952.90	$11.29	$1,000.00	$1,013.57	$11.64	2.30%
Class D Shares	$1,000.00	$956.70	$7.08	$1,000.00	$1,017.90	$7.30	1.44%
Class I Shares	$1,000.00	$957.80	$6.35	$1,000.00	$1,018.65	$6.55	1.29%
Class N Shares	$1,000.00	$956.90	$6.25	$1,000.00	$1,018.75	$6.44	1.27%
Class S Shares	$1,000.00	$958.40	$5.51	$1,000.00	$1,019.51	$5.69	1.12%
Class T Shares	$1,000.00	$957.60	$5.27	$1,000.00	$1,019.76	$5.43	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Investment Companies – 35.1%
Money Markets – 35.1%
Janus Cash Liquidity Fund LLC, 0.3105%(a),ºº,£ (cost $20,844,170)	20,844,170	$20,844,170
Cash, Receivables and Other Assets, net of Liabilities – 64.9%		38,520,193
Net Assets – 100%		$59,364,363

Schedule of Futures

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Copper(a)	3	5/16	$3,221	$(788)
Gold(a)	1	4/16	(1,330)	40
Live Cattle(a)	9	6/16	(932)	90
S&P 500® E-mini	48	3/16	(89,640)	(46,080)
Silver(a)	2	5/16	(3,710)	(400)
Soybean(a)	11	11/16	(16,953)	(3,025)
Sugar #11 (World)(a)	29	5/16	25,581	5,197
U.S. Dollar Index	131	3/16	(159,466)	51,221
			(243,229)	6,255
Futures Sold:
10-Year U.S. Treasury Note	81	3/16	$41,387	$(24,047)
Brent Crude(a)	20	4/16	10,237	(16,400)
Coffee 'C'(a)	17	5/16	(22,805)	(19,444)
Corn(a)	44	5/16	46,330	1,650
Cotton(a)	25	5/16	(11,976)	7,500
Soybean(a)	7	7/16	12,600	2,188
Wheat(a)	33	7/16	(4,542)	413
WTI Crude(a)	21	3/16	91,791	(11,130)
			163,022	(59,270)
Total			$(80,207)	$(53,015)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2015

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	1/6/16	$19,900,000	$(171,365)
BNP Paribas(a)	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	1/5/16	66,400,000	295,363
BNP Paribas	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	1/8/16	(6,700,000)	120,535
BNP Paribas	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	1/8/16	6,700,000	(336,408)
Goldman Sachs International	1 month USD LIBOR plus 15 basis points	S&P 500® Citigroup Pure Value	1/11/16	26,801,361	(1,174,417)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	1/11/16	(9,998,803)	171,730
Goldman Sachs International	1 month USD LIBOR	MSCI Daily Total Return Net Emerging Markets	1/11/16	10,000,171	(222,842)
Goldman Sachs International	S&P 500® Citigroup Pure Growth	1 month USD LIBOR minus 10 basis points	1/11/16	(26,795,878)	501,525

Total					$(815,879)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	9

Janus Diversified Alternatives Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money marker (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	11,849,982	33,033,386	(24,039,198)	20,844,170	$ 18,936	$ 20,844,170

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$ -	$ 20,844,170	$ -
Total Investments in Securities	$ -	$ 20,844,170	$ -
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 1,089,153	$ -
Variation Margin Receivable	68,299	-	-
Total Assets	$ 68,299	$ 21,933,323	$ -
Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 1,905,032	$ -
Variation Margin Payable	121,314	-	-
Total Liabilities	$ 121,314	$ 1,905,032	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

10	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$20,844,170
Affiliated investments, at value	$20,844,170
Restricted cash (Note 1)	39,515,000
Outstanding swap contracts, at value	1,089,153
Variation margin receivable	68,299
Non-interested Trustees' deferred compensation	1,201
Receivables:
Fund shares sold	11,841
Dividends from affiliates	4,729
Foreign tax reclaims	2,205
Other assets	620
Total Assets	61,537,218
Liabilities:
Due to custodian	24,756
Outstanding swap contracts, at value	1,905,032
Variation margin payable	121,314
Payables:	—
Advisory fees	39,077
Professional fees	25,545
Fund shares repurchased	19,507
12b-1 Distribution and shareholder servicing fees	2,507
Transfer agent fees and expenses	1,753
Custodian fees	1,431
Non-interested Trustees' deferred compensation fees	1,201
Fund administration fees	533
Non-interested Trustees' fees and expenses	365
Accrued expenses and other payables	29,834
Total Liabilities	2,172,855
Net Assets	$59,364,363

See Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$62,463,988
Undistributed net investment income/(loss)	(700,024)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,503,652)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(895,949)
Total Net Assets	$59,364,363
Net Assets - Class A Shares	$2,685,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	284,497
Net Asset Value Per Share(1)	$9.44
Maximum Offering Price Per Share(2)	$10.02
Net Assets - Class C Shares	$1,669,503
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,951
Net Asset Value Per Share(1)	$9.28
Net Assets - Class D Shares	$3,172,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	335,104
Net Asset Value Per Share	$9.47
Net Assets - Class I Shares	$1,981,924
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	208,631
Net Asset Value Per Share	$9.50
Net Assets - Class N Shares	$47,076,907
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,949,342
Net Asset Value Per Share	$9.51
Net Assets - Class S Shares	$1,313,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,655
Net Asset Value Per Share	$9.41
Net Assets - Class T Shares	$1,464,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154,817
Net Asset Value Per Share	$9.46

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

12	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Consolidated Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends from affiliates	$18,936
Foreign tax withheld	(118)
Total Investment Income	18,818
Expenses:
Advisory fees	392,359
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,445
Class C Shares	8,500
Class S Shares	1,708
Transfer agent administrative fees and expenses:
Class D Shares	1,917
Class S Shares	1,708
Class T Shares	2,357
Transfer agent networking and omnibus fees:
Class A Shares	234
Class I Shares	136
Other transfer agent fees and expenses:
Class A Shares	115
Class C Shares	88
Class D Shares	754
Class I Shares	43
Class N Shares	314
Class T Shares	46
Registration fees	72,946
Professional fees	32,259
Shareholder reports expense	23,581
Custodian fees	5,355
Fund administration fees	3,028
Non-interested Trustees’ fees and expenses	686
Other expenses	9,555
Total Expenses	561,134
Less: Excess Expense Reimbursement	(149,644)
Net Expenses	411,490
Net Investment Income/(Loss)	(392,672)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(121,675)
Futures contracts	(1,167,557)
Swap contracts	(374,728)
Total Net Realized Gain/(Loss) on Investments	(1,663,960)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(880)
Futures contracts	83,247
Swap contracts	(804,521)
Total Change in Unrealized Net Appreciation/Depreciation	(722,154)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,778,786)

See Notes to Consolidated Financial Statements.

Janus Investment Fund	13

Janus Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$(392,672)	$(885,794)
Net realized gain/(loss) on investments	(1,663,960)	2,887,930
Change in unrealized net appreciation/depreciation	(722,154)	(490,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,778,786)	1,511,348
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(27,536)	(12,896)
Class C Shares	(17,384)	(12,191)
Class D Shares	(32,440)	(22,821)
Class I Shares	(20,092)	(17,640)
Class N Shares	(480,219)	(426,554)
Class S Shares	(13,463)	(10,853)
Class T Shares	(15,000)	(12,073)
Net Decrease from Dividends and Distributions to Shareholders	(606,134)	(515,028)
Capital Share Transactions:
Class A Shares	94,909	(1,306,629)
Class C Shares	56,466	(1,809,083)
Class D Shares	285,729	(3,146,766)
Class I Shares	(167,615)	(3,497,903)
Class N Shares	(2,734,719)	(5,628,614)
Class S Shares	13,463	(2,149,547)
Class T Shares	(939,804)	(1,289,075)
Net Increase/(Decrease) from Capital Share Transactions	(3,391,571)	(18,827,617)
Net Increase/(Decrease) in Net Assets	(6,776,491)	(17,831,297)
Net Assets:
Beginning of period	66,140,854	83,972,151
End of period	$59,364,363	$66,140,854

Undistributed Net Investment Income/(Loss)	$(700,024)	$(307,352)

See Notes to Consolidated Financial Statements.

14	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Consolidated Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$9.98	$9.84	$9.82		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.15)(2)	(0.13)(2)		(0.10)
Net realized and unrealized gain/(loss)	(0.37)	0.37	0.15		(0.08)
Total from Investment Operations	(0.44)	0.22	0.02		(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—
Distributions (from capital gains)	(0.10)	(0.08)	—		—
Total Dividends and Distributions	(0.10)	(0.08)	—		—
Net Asset Value, End of Period	$9.44	$9.98	$9.84		$9.82
Total Return*	(4.44)%	2.22%	0.20%		(1.80)%
Net Assets, End of Period (in thousands)	$2,686	$2,740	$4,055		$3,523
Average Net Assets for the Period (in thousands)	$2,697	$2,048	$3,752		$3,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.98%	1.84%	1.70%		3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.52%	1.46%		1.52%
Ratio of Net Investment Income/(Loss)	(1.49)%	(1.51)%	(1.34)%		(1.36)%
Portfolio Turnover Rate	0%	0%	59%		38%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.84	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	(0.35)	0.36	0.16	(0.08)
Total from Investment Operations	(0.46)	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.28	$9.84	$9.79	$9.78
Total Return*	(4.71)%	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$1,670	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,666	$1,752	$3,551	$3,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.73%	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.30%	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)	(2.24)%	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Diversified Alternatives Fund (unaudited)

Consolidated Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.00	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	(0.36)	0.37	0.16	(0.10)
Total from Investment Operations	(0.43)	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.47	$10.00	$9.85	$9.82
Total Return*	(4.33)%	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$3,173	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$3,126	$3,281	$5,964	$4,995
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.24%	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)	(1.38)%	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	0%	59%	38%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.02	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	(0.36)	0.36	0.15	(0.09)
Total from Investment Operations	(0.42)	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.50	$10.02	$9.87	$9.83
Total Return*	(4.22)%	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$1,982	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$2,195	$2,586	$6,201	$5,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	(1.23)%	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

16	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Consolidated Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.04	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	(0.37)	0.38	0.15	(0.12)
Total from Investment Operations	(0.43)	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.51	$10.04	$9.87	$9.83
Total Return*	(4.31)%	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$47,077	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$49,566	$54,416	$57,130	$30,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	(1.21)%	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	0%	59%	38%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.92	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	(0.36)	0.36	0.15	(0.08)
Total from Investment Operations	(0.41)	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.41	$9.92	$9.82	$9.81
Total Return*	(4.16)%	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,313	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,338	$1,578	$3,492	$3,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.21%	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)	(1.06)%	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Diversified Alternatives Fund (unaudited)

Consolidated Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.98	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	(0.37)	0.36	0.16	(0.07)
Total from Investment Operations	(0.42)	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.46	$9.98	$9.85	$9.82
Total Return*	(4.24)%	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$1,464	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$1,851	$2,162	$3,773	$4,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.95%	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)	(1.01)%	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. Effective December 28, 2015, the Fund's classification changed from nondiversified to diversified under the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Janus Investment Fund	19

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of December 31, 2015, the Fund owns 1,130,576 shares of the Subsidiary, with a market value of $14,287,182. This represents 24% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of December 31, 2015, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 14,287,182
Market value of investments	5,729,739
Net income/(loss)	11,082
Net realized gain/(loss)	3,151,114
Net change in unrealized appreciation/depreciation	422,875

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which,

20	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to

Janus Investment Fund	21

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2015, the Fund has restricted cash in the amount of $39,515,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps,

22	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Investment Fund	23

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended December 31, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $609,604 and $658,415, respectively. The Fund did not hold any forward currency contracts at the end of the period.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect

24	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended December 31, 2015, the average ending monthly market value amounts on purchased and sold futures contracts are $23,206,394 and $9,591,506, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an

Janus Investment Fund	25

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended December 31, 2015, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $(292,264) and $103,078, respectively.

26	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Outstanding swap contracts, at value	$295,363	$-	$-	$793,790	$-	$1,089,153
Variation margin receivable	17,078	-	51,221	-	-	68,299
Total Asset Derivatives	$312,441	$-	$51,221	$793,790	$-	$1,157,452

Liability Derivatives:
Outstanding swap contracts, at value	$-	$171,365	$-	$1,733,667	$-	$1,905,032
Variation margin payable	51,187	-	-	46,080	24,047	121,314
Total Liability Derivatives	$51,187	$171,365	$-	$1,779,747	$24,047	$2,026,346

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$672,150	$-	$(336,783)	$(485,662)	$(1,017,262)	$(1,167,557)
Investments and foreign currency transactions	-	-	(125,848)	-	-	(125,848)
Swap contracts	1,298,868	191,309	-	(1,864,905)	-	(374,728)
Total	$1,971,018	$191,309	$(462,631)	$(2,350,567)	$(1,017,262)	$(1,668,133)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$131,835	$-	$(154,133)	$54,511	$51,034	$83,247
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	(811)	-	-	(811)
Swap contracts	295,371	(159,595)	-	(940,297)	-	(804,521)
Total	$427,206	$(159,595)	$(154,944)	$(885,786)	$51,034	$(722,085)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Janus Investment Fund	27

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to

28	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas	$ 415,898	$ (336,408)	$ 6,390,000(c)	$ 6,469,490
Goldman Sachs International	673,255	(673,255)	-	-
Total	$ 1,089,153	$ (1,009,663)	$ 6,390,000	$ 6,469,490
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Barclays Capital, Inc.	$ 171,365	$ -	$ (171,365)	$ -
BNP Paribas	336,408	(336,408)	-	-
Goldman Sachs International	1,397,259	(673,255)	(724,004)	-
Total	$ 1,905,032	$ (1,009,663)	$ (895,369)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c) The Fund pledged $6,390,000 for certain transactions. This amount is included in “Restricted cash” on the Consolidated Statement of Assets and Liabilities.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

Janus Investment Fund	29

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.25%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital could have recovered from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, fell below the expense limit. During the period ended December 31, 2015, Janus Capital reimbursed the Fund $140,972 of fees and expenses that were eligible for recoupment. The recoupment of such reimbursements expired December 28, 2015.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

30	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

Janus Investment Fund	31

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Consolidated Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $282.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2015.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	38%	2%
Class C Shares	77	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	78
Class S Shares	100	2
Class T Shares	80	2

32	DECEMBER 31, 2015

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 21,148,238	$ -	$ (304,068)	$ (304,068)

Janus Investment Fund	33

Janus Diversified Alternatives Fund (unaudited)

Notes to Consolidated Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	11,980	$ 116,779	128,832	$ 1,316,620
Reinvested dividends and distributions	2,902	27,536	1,288	12,896
Shares repurchased	(5,065)	(49,406)	(267,553)	(2,636,145)
Net Increase/(Decrease)	9,817	$ 94,909	(137,433)	$(1,306,629)
Class C Shares:
Shares sold	19,883	$ 190,007	35,809	$ 356,953
Reinvested dividends and distributions	1,863	17,384	1,229	12,191
Shares repurchased	(15,465)	(150,925)	(222,703)	(2,178,227)
Net Increase/(Decrease)	6,281	$ 56,466	(185,665)	$(1,809,083)
Class D Shares:
Shares sold	44,972	$ 441,185	117,411	$ 1,184,339
Reinvested dividends and distributions	3,381	32,188	2,258	22,645
Shares repurchased	(19,290)	(187,644)	(439,899)	(4,353,750)
Net Increase/(Decrease)	29,063	$ 285,729	(320,230)	$(3,146,766)
Class I Shares:
Shares sold	3,011	$ 29,009	1,285	$ 13,028
Reinvested dividends and distributions	2,104	20,092	1,755	17,640
Shares repurchased	(22,432)	(216,716)	(357,143)	(3,528,571)
Net Increase/(Decrease)	(17,317)	$ (167,615)	(354,103)	$(3,497,903)
Class N Shares:
Shares sold	58,316	$ 568,982	371,068	$ 3,740,748
Reinvested dividends and distributions	50,232	480,219	42,401	426,554
Shares repurchased	(387,952)	(3,783,920)	(976,804)	(9,795,916)
Net Increase/(Decrease)	(279,404)	$(2,734,719)	(563,335)	$(5,628,614)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	1,424	13,463	1,088	10,853
Shares repurchased	-	-	(220,000)	(2,160,400)
Net Increase/(Decrease)	1,424	$ 13,463	(218,912)	$(2,149,547)
Class T Shares:
Shares sold	10,674	$ 101,882	119,429	$ 1,217,260
Reinvested dividends and distributions	1,570	14,927	1,200	12,014
Shares repurchased	(109,704)	(1,056,613)	(255,212)	(2,518,349)
Net Increase/(Decrease)	(97,460)	$ (939,804)	(134,583)	$(1,289,075)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ -	$ -	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

34	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

Janus Diversified Alternatives Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	DECEMBER 31, 2015

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Notes

NotesPage1

50	December 31, 2015

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108238				125-24-93018 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Global Allocation Fund - Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned -2.55% for the six-month period ended December 31, 2015. This compares with a return of
-0.08% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of -1.88% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

INVESTMENT ENVIRONMENT

Global equities lost ground in the back half of the year. Within the U.S., broad large cap indices were roughly flat and small-cap stocks posted losses during the six-month period, while outside of the U.S. developed equities lost nearly 6% as measured by the MSCI EAFE Index and emerging markets lost a staggering 17% as measured by the MSCI Emerging Markets Index. Concerns over China’s slowing economy, weakness in emerging markets and sinking commodity prices were major sources of volatility during the period.

In the last six months, global fixed income markets continued to grapple with the potential effects of diverging monetary policy and growth trajectories among major economies. Both investment-grade corporate spreads and high yield spreads widened over the period with the riskiest credits selling off the most, in particular energy, industrials and materials. While 10-year U.S. rates were nearly flat the last six months of 2015, the front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period. A strong dollar and weak commodities prices kept emerging market currencies under pressure.

INVESTMENT PROCESS

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Conservative. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Global Allocation Fund - Conservative (unaudited)

PERFORMANCE DISCUSSION

The Fund underperformed both of its benchmarks during the six-month period. Top detractors from the Fund’s performance during the six-month period included the Janus Overseas Fund, Janus Global Select Fund, Janus Global Research Fund, Janus International Equity Fund and Janus Triton Fund. Many of those funds have high exposure toward emerging markets and international equities, which suffered steeper losses in the six month period than bonds markets or U.S. equities, so we were not surprised to see those funds weigh on absolute performance. The Janus Triton Fund, meanwhile, is focused on small- and smid-cap equities, which suffered steeper losses than large caps during the period.

In a market in which both global fixed income and equity markets were both down, it was difficult for any of our funds to contribute to performance on an absolute basis, our top performers included the Janus Flexible Bond Fund, Janus Global Bond Fund and Janus Short-Term Bond Fund, which each eked out positive returns during the period.

OUTLOOK

As we look ahead to 2016, we see a number of potential tipping points for financial markets. Risk premiums are yet to adjust to a likely increase in real interest rates. Questions remain about China’s economic growth and just how far oil prices could decline. Geopolitical tension remains in various regions and countries and the U.S. is in an election year.

While these sources of uncertainty will create volatility in financial markets, they also create opportunities for asset allocators. We will be watchful for market dislocations, and look forward to the opportunities volatility may provide both for the underlying funds we invest in, and our ability to change our exposure across those different funds.

Thank you for investing in Janus Global Allocation Fund – Conservative.

2	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2015

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	37.6%
Janus International Equity Fund - Class N Shares	8.2
Perkins Large Cap Value Fund - Class N Shares	7.3
Janus Short-Term Bond Fund - Class N Shares	6.9
INTECH U.S. Managed Volatility Fund - Class N Shares	6.8
Janus Flexible Bond Fund - Class N Shares	6.6
Janus Adaptive Global Allocation Fund - Class N Shares	5.0
Janus Diversified Alternatives Fund - Class N Shares	4.4
INTECH International Managed Volatility Fund - Class I Shares	4.3
Janus Triton Fund - Class N Shares	2.5
Janus Global Research Fund - Class I Shares	2.1
Janus Global Real Estate Fund - Class I Shares	1.9
Janus Fund - Class N Shares	1.7
Janus Overseas Fund - Class N Shares	1.6
Perkins Small Cap Value Fund - Class N Shares	1.1
Janus Global Select Fund - Class I Shares	1.1
Janus Forty Fund - Class N Shares	0.9

Asset Allocation - (% of Net Assets)
Fixed Income Funds	51.1%
Equity Funds	42.6%
Alternative Funds	6.3%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-2.66%	-2.43%	4.69%	5.73%	5.73%	1.14%
Class A Shares at MOP	-8.24%	-8.03%	3.46%	5.11%	5.11%
Class C Shares at NAV	-2.57%	-2.73%	4.02%	5.01%	5.01%	1.87%
Class C Shares at CDSC	-3.49%	-3.64%	4.02%	5.01%	5.01%
Class D Shares(1)	-2.53%	-2.23%	4.89%	5.95%	5.95%	0.94%
Class I Shares	-2.50%	-2.20%	4.95%	5.91%	5.91%	0.87%
Class S Shares	-2.75%	-2.59%	4.51%	5.50%	5.50%	1.29%
Class T Shares	-2.55%	-2.25%	4.84%	5.91%	5.91%	1.04%
Barclays Global Aggregate Bond Index	-0.08%	-3.15%	0.90%	3.74%	3.74%
Global Conservative Allocation Index	-1.88%	-2.63%	3.12%	4.45%	4.44%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	219/584	124/397	51/308	51/310
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)††
Class A Shares	$1,000.00	$973.40	$2.18	$1,000.00	$1,022.92	$2.24	0.44%
Class C Shares	$1,000.00	$974.30	$5.26	$1,000.00	$1,019.81	$5.38	1.06%
Class D Shares	$1,000.00	$974.70	$1.24	$1,000.00	$1,023.88	$1.27	0.25%
Class I Shares	$1,000.00	$975.00	$0.94	$1,000.00	$1,024.18	$0.97	0.19%
Class S Shares	$1,000.00	$972.50	$2.97	$1,000.00	$1,022.12	$3.05	0.60%
Class T Shares	$1,000.00	$974.50	$1.09	$1,000.00	$1,024.03	$1.12	0.22%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 6.3%
Janus Diversified Alternatives Fund - Class N Shares	1,204,599	$11,455,735
Janus Global Real Estate Fund - Class I Shares	490,540	5,057,464
		16,513,199
Equity Funds – 42.6%
INTECH International Managed Volatility Fund - Class I Shares	1,456,895	11,290,933
INTECH U.S. Managed Volatility Fund - Class N Shares	1,957,491	17,695,723
Janus Adaptive Global Allocation Fund - Class N Shares	1,394,611	13,053,563
Janus Forty Fund - Class N Shares	79,241	2,360,590
Janus Fund - Class N Shares	122,682	4,291,416
Janus Global Research Fund - Class I Shares	88,639	5,552,364
Janus Global Select Fund - Class I Shares	224,090	2,845,948
Janus International Equity Fund - Class N Shares	1,860,583	21,489,729
Janus Overseas Fund - Class N Shares	155,817	4,281,861
Janus Triton Fund - Class N Shares	289,254	6,433,007
Perkins Large Cap Value Fund - Class N Shares	1,275,560	19,095,137
Perkins Small Cap Value Fund - Class N Shares	162,231	2,952,596
		111,342,867
Fixed Income Funds – 51.1%
Janus Flexible Bond Fund - Class N Shares	1,680,493	17,309,075
Janus Global Bond Fund - Class N Shares	10,498,405	98,370,052
Janus Short-Term Bond Fund - Class N Shares	5,963,041	17,948,753
		133,627,880
Total Investments (total cost $257,473,544) – 100.0%		261,483,946
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(46,848)
Net Assets – 100%		$261,437,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® (Europe, Australasia, Far East) Index

A free float-adjusted market capitalization index designed to measure developed market equity performance.

The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
INTECH International Managed Volatility Fund – Class I Shares
1,555,031	32,584	(130,720)	1,456,895	$ (21,036)	$ 169,947	$ 11,290,933
INTECH U.S. Managed Volatility Fund – Class N Shares
2,109,796	22,995	(175,300)	1,957,491	(168,863)	81,429	17,695,723
Janus Adaptive Global Allocation Fund – Class N Shares
1,506,027	14,379	(125,795)	1,394,611	(36,327)	41,127	13,053,563
Janus Diversified Alternatives Fund – Class N Shares
1,291,890	20,840	(108,131)	1,204,599	(20,534)	7,225	11,455,735
Janus Flexible Bond Fund – Class N Shares
1,793,258	36,889	(149,654)	1,680,493	(23,024)	255,343	17,309,075
Janus Forty Fund – Class N Shares
74,552	11,024	(6,335)	79,241	(52,175)	10,235	2,360,590
Janus Fund – Class N Shares
119,109	13,674	(10,101)	122,682	69,240	76,292	4,291,416
Janus Global Bond Fund – Class N Shares
11,240,165	195,848	(937,608)	10,498,405	(337,105)	1,134,452	98,370,052
Janus Global Real Estate Fund – Class I Shares
497,943	34,622	(42,025)	490,540	(7,631)	177,756	5,057,464
Janus Global Research Fund – Class I Shares
95,299	1,444	(8,104)	88,639	55,348	50,454	5,552,364
Janus Global Select Fund – Class I Shares
240,240	4,478	(20,628)	224,090	4,601	36,245	2,845,948
Janus International Equity Fund – Class N Shares
1,980,095	49,416	(168,928)	1,860,583	(19,111)	415,370	21,489,729

8	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
Janus Overseas Fund – Class N Shares
161,342	8,463	(13,988)	155,817	(104,557)	200,168	4,281,861
Janus Short-Term Bond Fund – Class N Shares
6,410,703	86,810	(534,472)	5,963,041	(13,521)	133,787	17,948,753
Janus Triton Fund – Class N Shares
290,261	23,692	(24,699)	289,254	63,440	17,206	6,433,007
Perkins Large Cap Value Fund – Class N Shares
1,306,709	78,844	(109,993)	1,275,560	(175,699)	320,896	19,095,137
Perkins Small Cap Value Fund – Class N Shares
151,630	23,570	(12,969)	162,231	(17,954)	88,101	2,952,596
				$ (804,928)	$ 3,216,033	$261,483,946

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 16,513,199	$ -	$ -
Equity Funds	111,342,867	-	-
Fixed Income Funds	133,627,880	-	-
Total Assets	$ 261,483,946	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$257,473,544
Affiliated investments, at value	$261,483,946
Non-interested Trustees' deferred compensation	5,293
Receivables:
Dividends from affiliates	296,874
Investments sold	193,723
Fund shares sold	85,378
Other assets	2,701
Total Assets	262,067,915
Liabilities:
Payables:	—
Investments purchased	296,874
Fund shares repurchased	221,186
Transfer agent fees and expenses	40,065
12b-1 Distribution and shareholder servicing fees	21,189
Professional fees	13,488
Advisory fees	12,326
Non-interested Trustees' deferred compensation fees	5,293
Non-interested Trustees' fees and expenses	1,611
Accrued expenses and other payables	18,785
Total Liabilities	630,817
Net Assets	$261,437,098

See Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$256,936,160
Undistributed net investment income/(loss)	933,136
Undistributed net realized gain/(loss) from investments	(443,756)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,011,558
Total Net Assets	$261,437,098
Net Assets - Class A Shares	$11,657,126
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	993,381
Net Asset Value Per Share(1)	$11.73
Maximum Offering Price Per Share(2)	$12.45
Net Assets - Class C Shares	$19,360,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,676,104
Net Asset Value Per Share(1)	$11.55
Net Assets - Class D Shares	$196,305,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,632,982
Net Asset Value Per Share	$11.80
Net Assets - Class I Shares	$2,846,995
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	241,208
Net Asset Value Per Share	$11.80
Net Assets - Class S Shares	$1,825,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,892
Net Asset Value Per Share	$11.71
Net Assets - Class T Shares	$29,440,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,498,855
Net Asset Value Per Share	$11.78

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends from affiliates	$3,216,033
Total Investment Income	3,216,033
Expenses:
Advisory fees	70,375
12b-1Distribution and shareholder servicing fees:
Class A Shares	15,333
Class C Shares	89,315
Class S Shares	2,807
Transfer agent administrative fees and expenses:
Class D Shares	125,938
Class S Shares	2,807
Class T Shares	40,160
Transfer agent networking and omnibus fees:
Class A Shares	5,407
Class C Shares	6,179
Class I Shares	1,807
Other transfer agent fees and expenses:
Class A Shares	502
Class C Shares	1,023
Class D Shares	17,695
Class I Shares	102
Class S Shares	36
Class T Shares	473
Registration fees	35,019
Shareholder reports expense	22,565
Professional fees	17,753
Non-interested Trustees’ fees and expenses	2,918
Other expenses	2,709
Total Expenses	460,923
Less: Excess Expense Reimbursement	(21,631)
Net Expenses	439,292
Net Investment Income/(Loss)	2,776,741
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(804,928)
Capital gain distributions from underlying funds	2,425,124
Total Net Realized Gain/(Loss) on Investments	1,620,196
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(11,559,791)
Total Change in Unrealized Net Appreciation/Depreciation	(11,559,791)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,162,854)

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$2,776,741	$8,989,376
Net realized gain/(loss) on investments	1,620,196	14,790,159
Change in unrealized net appreciation/depreciation	(11,559,791)	(26,989,932)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,162,854)	(3,210,397)
Dividends and Distributions to Shareholders:
Class A Shares	(109,302)	(375,593)
Class C Shares	(113,859)	(525,552)
Class D Shares	(2,185,046)	(7,061,237)
Class I Shares	(43,805)	(131,261)
Class S Shares	(12,473)	(58,683)
Class T Shares	(330,268)	(920,542)
Total Dividends from Net Investment Income	(2,794,753)	(9,072,868)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(612,057)	(212,372)
Class C Shares	(1,020,919)	(373,971)
Class D Shares	(10,124,787)	(3,728,522)
Class I Shares	(196,411)	(67,549)
Class S Shares	(95,143)	(34,514)
Class T Shares	(1,554,637)	(489,708)
Total Distributions from Net Realized Gain from Investment Transactions	(13,603,954)	(4,906,636)
Net Decrease from Dividends and Distributions to Shareholders	(16,398,707)	(13,979,504)
Capital Share Transactions:
Class A Shares	59,209	211,191
Class C Shares	224,738	(106,179)
Class D Shares	(3,249,721)	(3,788,084)
Class I Shares	(1,090,107)	524,871
Class S Shares	(504,484)	586,247
Class T Shares	(538,197)	4,485,932
Net Increase/(Decrease) from Capital Share Transactions	(5,098,562)	1,913,978
Net Increase/(Decrease) in Net Assets	(28,660,123)	(15,275,923)
Net Assets:
Beginning of period	290,097,221	305,373,144
End of period	$261,437,098	$290,097,221

Undistributed Net Investment Income/(Loss)	$933,136	$951,148

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Conservative (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$12.83	$13.62	$12.93		$12.37	$12.38	$11.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.38(1)	0.22(1)		0.33	0.29	0.47
Net realized and unrealized gain/(loss)	(0.45)	(0.55)	1.55		0.57	0.05	1.10
Total from Investment Operations	(0.33)	(0.17)	1.77		0.90	0.34	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.40)	(0.26)		(0.34)	(0.35)	(0.43)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)		—	—	—
Total Dividends and Distributions	(0.77)	(0.62)	(1.08)		(0.34)	(0.35)	(0.43)
Net Asset Value, End of Period	$11.73	$12.83	$13.62		$12.93	$12.37	$12.38
Total Return*	(2.66)%	(1.25)%	14.20%		7.36%	2.91%	14.08%
Net Assets, End of Period (in thousands)	$11,657	$12,648	$13,197		$11,399	$8,064	$4,804
Average Net Assets for the Period (in thousands)	$12,351	$12,831	$12,167		$10,187	$6,495	$2,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.44%	0.46%	0.48%		0.43%	0.44%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.44%	0.46%	0.48%		0.43%	0.44%	0.38%
Ratio of Net Investment Income/(Loss)(2)	1.88%	2.86%	1.69%		2.51%	2.36%	3.79%
Portfolio Turnover Rate	3%	20%	13%		69%	10%	12%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.64	$13.39	$12.73	$12.19	$12.26	$11.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.32(1)	0.13(1)	0.25	0.22	0.40
Net realized and unrealized gain/(loss)	(0.45)	(0.53)	1.52	0.55	0.03	1.07
Total from Investment Operations	(0.37)	(0.21)	1.65	0.80	0.25	1.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.32)	(0.17)	(0.26)	(0.32)	(0.38)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—	—
Total Dividends and Distributions	(0.72)	(0.54)	(0.99)	(0.26)	(0.32)	(0.38)
Net Asset Value, End of Period	$11.55	$12.64	$13.39	$12.73	$12.19	$12.26
Total Return*	(2.57)%	(1.58)%	13.37%	6.57%	2.19%	13.25%
Net Assets, End of Period (in thousands)	$19,361	$20,866	$22,215	$18,294	$13,969	$7,808
Average Net Assets for the Period (in thousands)	$19,944	$22,092	$19,860	$16,584	$11,010	$4,096
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.06%	0.86%	1.15%	1.19%	1.19%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.06%	0.86%	1.15%	1.19%	1.19%	1.14%
Ratio of Net Investment Income/(Loss)(2)	1.27%	2.48%	1.03%	1.70%	1.65%	2.98%
Portfolio Turnover Rate	3%	20%	13%	69%	10%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.91	$13.70	$13.00	$12.44	$12.43	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.41(1)	0.26(1)	0.35	0.31	0.48
Net realized and unrealized gain/(loss)	(0.45)	(0.56)	1.55	0.57	0.06	1.12
Total from Investment Operations	(0.32)	(0.15)	1.81	0.92	0.37	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.42)	(0.29)	(0.36)	(0.36)	(0.43)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—	—
Total Dividends and Distributions	(0.79)	(0.64)	(1.11)	(0.36)	(0.36)	(0.43)
Net Asset Value, End of Period	$11.80	$12.91	$13.70	$13.00	$12.44	$12.43
Total Return*	(2.53)%	(1.03)%	14.41%	7.50%	3.14%	14.34%
Net Assets, End of Period (in thousands)	$196,305	$217,150	$234,052	$218,190	$197,198	$177,032
Average Net Assets for the Period (in thousands)	$205,542	$226,112	$224,649	$215,079	$184,437	$158,291
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.25%	0.26%	0.27%	0.25%	0.24%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.25%	0.26%	0.27%	0.25%	0.24%	0.25%
Ratio of Net Investment Income/(Loss)(2)	2.07%	3.09%	1.93%	2.69%	2.59%	4.07%
Portfolio Turnover Rate	3%	20%	13%	69%	10%	12%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.91	$13.71	$13.01	$12.44	$12.42	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.35(1)	0.26(1)	0.35	0.33	0.43
Net realized and unrealized gain/(loss)	(0.45)	(0.49)	1.55	0.59	0.05	1.17
Total from Investment Operations	(0.32)	(0.14)	1.81	0.94	0.38	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.44)	(0.29)	(0.37)	(0.36)	(0.44)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—	—
Total Dividends and Distributions	(0.79)	(0.66)	(1.11)	(0.37)	(0.36)	(0.44)
Net Asset Value, End of Period	$11.80	$12.91	$13.71	$13.01	$12.44	$12.42
Total Return*	(2.50)%	(1.02)%	14.46%	7.61%	3.22%	14.34%
Net Assets, End of Period (in thousands)	$2,847	$4,266	$3,855	$3,319	$2,354	$2,505
Average Net Assets for the Period (in thousands)	$4,177	$5,162	$3,465	$2,902	$2,250	$1,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.19%	0.19%	0.23%	0.20%	0.20%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.19%	0.19%	0.23%	0.20%	0.20%	0.18%
Ratio of Net Investment Income/(Loss)(2)	2.07%	2.64%	1.98%	2.72%	2.65%	3.84%
Portfolio Turnover Rate	3%	20%	13%	69%	10%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Conservative (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.79	$13.58	$12.91	$12.35	$12.37	$11.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.34(1)	0.20(1)	0.31	0.26	0.41
Net realized and unrealized gain/(loss)	(0.45)	(0.53)	1.54	0.57	0.06	1.13
Total from Investment Operations	(0.35)	(0.19)	1.74	0.88	0.32	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.38)	(0.25)	(0.32)	(0.34)	(0.41)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—	—
Total Dividends and Distributions	(0.73)	(0.60)	(1.07)	(0.32)	(0.34)	(0.41)
Net Asset Value, End of Period	$11.71	$12.79	$13.58	$12.91	$12.35	$12.37
Total Return*	(2.75)%	(1.37)%	13.96%	7.21%	2.77%	13.82%
Net Assets, End of Period (in thousands)	$1,826	$2,499	$2,043	$1,357	$1,160	$520
Average Net Assets for the Period (in thousands)	$2,204	$2,123	$1,713	$1,335	$967	$336
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.61%	0.63%	0.61%	0.59%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.60%	0.61%	0.62%	0.59%	0.59%	0.62%
Ratio of Net Investment Income/(Loss)(2)	1.56%	2.61%	1.54%	2.36%	2.28%	3.84%
Portfolio Turnover Rate	3%	20%	13%	69%	10%	12%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.89	$13.69	$13.00	$12.42	$12.42	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.39(1)	0.26(1)	0.38	0.15	0.26
Net realized and unrealized gain/(loss)	(0.45)	(0.55)	1.54	0.55	0.21	1.32
Total from Investment Operations	(0.32)	(0.16)	1.80	0.93	0.36	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.42)	(0.29)	(0.35)	(0.36)	(0.42)
Distributions (from capital gains)	(0.65)	(0.22)	(0.82)	—	—	—
Total Dividends and Distributions	(0.79)	(0.64)	(1.11)	(0.35)	(0.36)	(0.42)
Net Asset Value, End of Period	$11.78	$12.89	$13.69	$13.00	$12.42	$12.42
Total Return*	(2.55)%	(1.13)%	14.35%	7.60%	3.03%	14.15%
Net Assets, End of Period (in thousands)	$29,441	$32,667	$30,011	$24,223	$28,323	$16,648
Average Net Assets for the Period (in thousands)	$31,464	$30,449	$26,955	$27,679	$22,198	$12,762
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.35%	0.36%	0.38%	0.36%	0.34%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.36%	0.29%	0.26%	0.31%	0.36%
Ratio of Net Investment Income/(Loss)(2)	2.12%	2.91%	1.92%	2.87%	2.37%	3.77%
Portfolio Turnover Rate	3%	20%	13%	69%	10%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	17

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

18	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

Janus Investment Fund	19

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared

20	DECEMBER 31, 2015

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information .

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $1,909.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $1,622.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 259,320,711	$14,498,246	$(12,335,011)	$ 2,163,235

Janus Investment Fund	21

Janus Global Allocation Fund - Conservative (unaudited)

Notes to Financial Statements

4. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	59,188	$ 750,302	162,815	$ 2,145,701
Reinvested dividends and distributions	59,466	701,106	43,681	561,301
Shares repurchased	(111,239)	(1,392,199)	(189,799)	(2,495,811)
Net Increase/(Decrease)	7,415	$ 59,209	16,697	$ 211,191
Class C Shares:
Shares sold	143,522	$ 1,759,778	382,217	$ 4,957,474
Reinvested dividends and distributions	85,726	994,426	61,444	777,880
Shares repurchased	(204,380)	(2,529,466)	(451,546)	(5,841,533)
Net Increase/(Decrease)	24,868	$ 224,738	(7,885)	$ (106,179)
Class D Shares:
Shares sold	370,926	$ 4,692,941	1,767,085	$23,487,164
Reinvested dividends and distributions	1,028,438	12,186,986	828,732	10,707,220
Shares repurchased	(1,585,998)	(20,129,648)	(2,859,968)	(37,982,468)
Net Increase/(Decrease)	(186,634)	$(3,249,721)	(264,151)	$ (3,788,084)
Class I Shares:
Shares sold	85,499	$ 1,074,086	435,937	$ 5,628,467
Reinvested dividends and distributions	18,793	222,883	14,565	188,184
Shares repurchased	(193,447)	(2,387,076)	(401,434)	(5,291,780)
Net Increase/(Decrease)	(89,155)	$(1,090,107)	49,068	$ 524,871
Class S Shares:
Shares sold	11,183	$ 140,191	76,960	$ 1,002,165
Reinvested dividends and distributions	9,071	106,675	7,197	92,272
Shares repurchased	(59,856)	(751,350)	(39,153)	(508,190)
Net Increase/(Decrease)	(39,602)	$ (504,484)	45,004	$ 586,247
Class T Shares:
Shares sold	248,688	$ 3,152,595	1,468,063	$19,459,765
Reinvested dividends and distributions	156,424	1,850,492	101,328	1,307,134
Shares repurchased	(441,396)	(5,541,284)	(1,227,117)	(16,280,967)
Net Increase/(Decrease)	(36,284)	$ (538,197)	342,274	$ 4,485,932

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 7,537,499	$ 23,860,665	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	37

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108353				125-24-93020 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned -4.15% for the six-month period ended December 31, 2015. This compares with a return of
-4.90% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of -3.85% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

INVESTMENT ENVIRONMENT

Global equities lost ground in the back half of the year. Within the U.S., broad large cap indices were roughly flat and small-cap stocks posted losses during the six-month period, while outside of the U.S. developed equities lost nearly 6% as measured by the MSCI EAFE Index and emerging markets lost a staggering 17% as measured by the MSCI Emerging Markets Index. Concerns over China’s slowing economy, weakness in emerging markets and sinking commodity prices were major sources of volatility during the period.

In the last six months, global fixed income markets continued to grapple with the potential effects of diverging monetary policy and growth trajectories among major economies. Both investment-grade corporate spreads and high yield spreads widened over the period with the riskiest credits selling off the most, in particular energy, industrials and materials. While 10-year U.S. rates were nearly flat the last six months of 2015, the front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period. A strong dollar and weak commodities prices kept emerging market currencies under pressure.

INVESTMENT PROCESS

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Growth. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Global Allocation Fund - Growth (unaudited)

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the MSCI All Country World Index, but underperformed its secondary benchmark, the Global Growth Allocation Index. Our allocation to fixed income Funds helped us beat our equity focused primary benchmark, as losses in global equity markets were much steeper than for global bonds.

In a market in which both global fixed income and equity markets were both down, it was difficult for many of our funds to contribute to performance on an absolute basis. Our top contributors included the Janus Forty Fund and Janus Twenty Fund. Both funds have more exposure to U.S. large cap stocks, which outperformed international equities and small-cap stocks during the period.

Our top detractors from performance included the Janus Asia Equity Fund, Janus Overseas Fund and Janus Emerging Markets Fund. Those funds have high exposure toward emerging markets and international equities, which suffered steeper losses in the six month period than bond markets or U.S. equities, so we were not surprised to see those funds weigh on absolute performance.

OUTLOOK

As we look ahead to 2016, we see a number of potential tipping points for financial markets. Risk premiums are yet to adjust to a likely increase in real interest rates. Questions remain about China’s economic growth and just how far oil prices could decline. Geopolitical tension remains in various regions and countries and the U.S. is in an election year.

While these sources of uncertainty will create volatility in financial markets, they also create opportunities for asset allocators. We will be watchful for market dislocations, and look forward to the opportunities volatility may provide both for the underlying funds we invest in, and our ability to change our exposure across those different funds.

Thank you for investing in Janus Global Allocation Fund – Growth.

2	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2015

Holdings - (% of Net Assets)
Janus International Equity Fund - Class N Shares	15.0%
Janus Global Bond Fund - Class N Shares	13.1
INTECH U.S. Managed Volatility Fund - Class N Shares	9.9
INTECH International Managed Volatility Fund - Class I Shares	9.8
Perkins Large Cap Value Fund - Class N Shares	9.8
Janus Adaptive Global Allocation Fund - Class N Shares	5.1
Janus Diversified Alternatives Fund - Class N Shares	5.1
Janus Global Real Estate Fund - Class I Shares	4.5
Janus Overseas Fund - Class N Shares	4.2
Janus Emerging Markets Fund - Class I Shares	3.4
Janus Forty Fund - Class N Shares	3.0
Janus Enterprise Fund - Class N Shares	2.4
Janus Triton Fund - Class N Shares	2.4
Janus Global Research Fund - Class I Shares	2.4
Janus Contrarian Fund - Class I Shares	2.2
Perkins Small Cap Value Fund - Class N Shares	2.2
Perkins Mid Cap Value Fund - Class N Shares	2.0
Janus Global Select Fund - Class I Shares	1.7
Janus Twenty Fund - Class D Shares	1.3
Janus Asia Equity Fund - Class I Shares	0.5

Asset Allocation - (% of Net Assets)
Equity Funds	77.3%
Fixed Income Funds	13.1%
Alternative Funds	9.6%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-4.21%	-2.25%	5.19%	5.79%	5.79%	1.19%
Class A Shares at MOP	-9.72%	-7.85%	3.95%	5.17%	5.17%
Class C Shares at NAV	-4.29%	-2.71%	4.42%	5.02%	5.02%	1.98%
Class C Shares at CDSC	-5.16%	-3.60%	4.42%	5.02%	5.02%
Class D Shares(1)	-4.18%	-2.09%	5.35%	5.97%	5.97%	1.03%
Class I Shares	-4.17%	-2.01%	5.43%	5.93%	5.93%	0.96%
Class S Shares	-4.35%	-2.45%	5.00%	5.58%	5.58%	1.37%
Class T Shares	-4.15%	-2.13%	5.29%	5.93%	5.93%	1.12%
MSCI All Country World IndexSM	-4.90%	-2.36%	6.09%	4.75%	4.75%
Global Growth Allocation Index	-3.85%	-2.38%	5.15%	4.75%	4.75%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	207/584	84/397	50/308	50/310
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of

4	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Performance

interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)††
Class A Shares	$1,000.00	$957.90	$2.07	$1,000.00	$1,023.03	$2.14	0.42%
Class C Shares	$1,000.00	$957.10	$2.66	$1,000.00	$1,022.42	$2.75	0.54%
Class D Shares	$1,000.00	$958.20	$1.38	$1,000.00	$1,023.73	$1.42	0.28%
Class I Shares	$1,000.00	$958.30	$0.98	$1,000.00	$1,024.13	$1.02	0.20%
Class S Shares	$1,000.00	$956.50	$3.00	$1,000.00	$1,022.07	$3.10	0.61%
Class T Shares	$1,000.00	$958.50	$1.28	$1,000.00	$1,023.83	$1.32	0.26%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.6%
Janus Diversified Alternatives Fund - Class N Shares	1,325,467	$12,605,194
Janus Global Real Estate Fund - Class I Shares	1,095,138	11,290,876
		23,896,070
Equity Funds – 77.3%
INTECH International Managed Volatility Fund - Class I Shares	3,112,844	24,124,543
INTECH U.S. Managed Volatility Fund - Class N Shares	2,743,152	24,798,092
Janus Adaptive Global Allocation Fund - Class N Shares	1,364,584	12,772,509
Janus Asia Equity Fund - Class I Shares	148,802	1,257,377
Janus Contrarian Fund - Class I Shares	298,906	5,562,647
Janus Emerging Markets Fund - Class I Shares	1,137,425	8,473,818
Janus Enterprise Fund - Class N Shares	70,469	6,106,102
Janus Forty Fund - Class N Shares	253,630	7,555,627
Janus Global Research Fund - Class I Shares	93,650	5,866,215
Janus Global Select Fund - Class I Shares	337,618	4,287,748
Janus International Equity Fund - Class N Shares	3,249,060	37,526,648
Janus Overseas Fund - Class N Shares	379,254	10,421,898
Janus Triton Fund - Class N Shares	273,746	6,088,126
Janus Twenty Fund - Class D Shares	57,318	3,142,194
Perkins Large Cap Value Fund - Class N Shares	1,637,584	24,514,633
Perkins Mid Cap Value Fund - Class N Shares	327,715	5,004,212
Perkins Small Cap Value Fund - Class N Shares	295,073	5,370,333
		192,872,722
Fixed Income Funds – 13.1%
Janus Global Bond Fund - Class N Shares	3,505,629	32,847,745
Total Investments (cost $234,002,246)		249,616,537
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(54,379)
Net Assets – 100%		$249,562,158

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® (Europe, Australasia, Far East) Index

A free float-adjusted market capitalization index designed to measure developed market equity performance.

The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
INTECH International Managed Volatility Fund – Class I Shares
3,206,838	85,481	(179,475)	3,112,844	$ (22,555)	$ 360,453	$ 24,124,543
INTECH U.S. Managed Volatility Fund – Class N Shares
2,855,113	46,428	(158,389)	2,743,152	(158,909)	113,278	24,798,092
Janus Adaptive Global Allocation Fund – Class N Shares
1,422,700	21,213	(79,329)	1,364,584	(23,856)	39,948	12,772,509
Janus Asia Equity Fund – Class I Shares
148,691	8,672	(8,561)	148,802	(3,374)	2,820	1,257,377
Janus Contrarian Fund – Class I Shares
302,954	12,975	(17,023)	298,906	(24,196)	24,238	5,562,647
Janus Diversified Alternatives Fund – Class N Shares
1,372,379	29,802	(76,714)	1,325,467	(14,655)	7,892	12,605,194
Janus Emerging Markets Fund – Class I Shares
1,186,499	18,775	(67,849)	1,137,425	(40,612)	32,837	8,473,818
Janus Enterprise Fund – Class N Shares
70,818	3,636	(3,985)	70,469	28,746	48,699	6,106,102
Janus Forty Fund – Class N Shares
230,420	36,204	(12,994)	253,630	(104,618)	32,522	7,555,627
Janus Global Bond Fund – Class N Shares
3,624,977	82,914	(202,262)	3,505,629	(88,072)	364,709	32,847,745
Janus Global Real Estate Fund – Class I Shares
1,073,110	82,170	(60,142)	1,095,138	(10,469)	393,213	11,290,876
Janus Global Research Fund – Class I Shares
97,133	2,016	(5,499)	93,650	36,595	52,921	5,866,215

8	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
Janus Global Select Fund – Class I Shares
349,033	8,519	(19,934)	337,618	17,548	54,212	4,287,748
Janus International Equity Fund – Class N Shares
3,335,442	102,972	(189,354)	3,249,060	(27,221)	720,094	37,526,648
Janus Overseas Fund – Class N Shares
378,584	22,436	(21,766)	379,254	(123,257)	483,674	10,421,898
Janus Triton Fund – Class N Shares
265,133	23,625	(15,012)	273,746	26,669	16,166	6,088,126
Janus Twenty Fund – Class D Shares
53,517	6,807	(3,006)	57,318	(2,505)	17,455	3,142,194
Perkins Large Cap Value Fund – Class N Shares
1,619,377	108,751	(90,544)	1,637,584	(152,458)	408,914	24,514,633
Perkins Mid Cap Value Fund – Class N Shares
272,004	71,055	(15,344)	327,715	(15,993)	81,379	5,004,212
Perkins Small Cap Value Fund – Class N Shares
266,151	43,930	(15,008)	295,073	(21,886)	159,022	5,370,333
				$(725,078)	$ 3,414,446	$249,616,537

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 23,896,070	$ -	$ -
Equity Funds	192,872,722	-	-
Fixed Income Funds	32,847,745	-	-
Total Assets	$ 249,616,537	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$234,002,246
Affiliated investments, at value	$249,616,537
Non-interested Trustees' deferred compensation	5,053
Receivables:
Investments sold	193,518
Fund shares sold	119,439
Dividends from affiliates	75,340
Other assets	2,539
Total Assets	250,012,426
Liabilities:
Payables:	—
Fund shares repurchased	267,994
Investments purchased	75,012
Transfer agent fees and expenses	41,224
Professional fees	13,420
Advisory fees	11,673
12b-1 Distribution and shareholder servicing fees	6,614
Registration fees	5,909
Non-interested Trustees' deferred compensation fees	5,053
Non-interested Trustees' fees and expenses	1,497
Accrued expenses and other payables	21,872
Total Liabilities	450,268
Net Assets	$249,562,158

See Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$231,058,713
Undistributed net investment income/(loss)	1,050,196
Undistributed net realized gain/(loss) from investments	1,837,877
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	15,615,372
Total Net Assets	$249,562,158
Net Assets - Class A Shares	$4,614,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	367,465
Net Asset Value Per Share(1)	$12.56
Maximum Offering Price Per Share(2)	$13.33
Net Assets - Class C Shares	$5,415,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	437,837
Net Asset Value Per Share(1)	$12.37
Net Assets - Class D Shares	$211,915,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,779,450
Net Asset Value Per Share	$12.63
Net Assets - Class I Shares	$5,845,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	462,873
Net Asset Value Per Share	$12.63
Net Assets - Class S Shares	$2,433,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,838
Net Asset Value Per Share	$12.49
Net Assets - Class T Shares	$19,336,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,532,725
Net Asset Value Per Share	$12.62

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends from affiliates	$3,414,446
Total Investment Income	3,414,446
Expenses:
Advisory fees	65,909
12b-1Distribution and shareholder servicing fees:
Class A Shares	5,143
Class C Shares	9,346
Class S Shares	3,102
Transfer agent administrative fees and expenses:
Class D Shares	134,099
Class S Shares	3,102
Class T Shares	26,738
Transfer agent networking and omnibus fees:
Class A Shares	1,405
Class C Shares	2,660
Class I Shares	2,959
Other transfer agent fees and expenses:
Class A Shares	190
Class C Shares	318
Class D Shares	31,056
Class I Shares	154
Class S Shares	35
Class T Shares	406
Registration fees	35,260
Shareholder reports expense	33,589
Professional fees	17,717
Non-interested Trustees’ fees and expenses	2,728
Other expenses	2,549
Total Expenses	378,465
Less: Excess Expense Reimbursement	(9,824)
Net Expenses	368,641
Net Investment Income/(Loss)	3,045,805
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(725,079)
Capital gain distributions from underlying funds	4,966,861
Total Net Realized Gain/(Loss) on Investments	4,241,782
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(18,551,833)
Total Change in Unrealized Net Appreciation/Depreciation	(18,551,833)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(11,264,246)

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$3,045,805	$6,660,674
Net realized gain/(loss) on investments	4,241,782	22,791,151
Change in unrealized net appreciation/depreciation	(18,551,833)	(30,355,215)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,264,246)	(903,390)
Dividends and Distributions to Shareholders:
Class A Shares	(38,779)	(84,356)
Class C Shares	(29,453)	(72,735)
Class D Shares	(2,348,116)	(4,981,947)
Class I Shares	(73,281)	(132,038)
Class S Shares	(20,514)	(39,489)
Class T Shares	(209,078)	(389,917)
Total Dividends from Net Investment Income	(2,719,221)	(5,700,482)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(334,690)	(134,645)
Class C Shares	(463,733)	(178,768)
Class D Shares	(17,508,409)	(7,389,286)
Class I Shares	(507,558)	(188,533)
Class S Shares	(203,032)	(67,736)
Class T Shares	(1,611,090)	(585,872)
Total Distributions from Net Realized Gain from Investment Transactions	(20,628,512)	(8,544,840)
Net Decrease from Dividends and Distributions to Shareholders	(23,347,733)	(14,245,322)
Capital Share Transactions:
Class A Shares	896,331	98,841
Class C Shares	514,059	449,148
Class D Shares	10,980,257	(5,896,776)
Class I Shares	165,705	905,445
Class S Shares	689,564	402,004
Class T Shares	(1,154,080)	5,839,986
Net Increase/(Decrease) from Capital Share Transactions	12,091,836	1,798,648
Net Increase/(Decrease) in Net Assets	(22,520,143)	(13,350,064)
Net Assets:
Beginning of period	272,082,301	285,432,365
End of period	$249,562,158	$272,082,301

Undistributed Net Investment Income/(Loss)	$1,050,196	$723,612

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Growth (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$14.44	$15.28	$13.19		$11.78	$12.49	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.33(1)	0.20(1)		0.23	0.16	0.19
Net realized and unrealized gain/(loss)	(0.76)	(0.42)	2.38		1.41	(0.68)	2.04
Total from Investment Operations	(0.60)	(0.09)	2.58		1.64	(0.52)	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.29)	(0.24)		(0.23)	(0.19)	(0.21)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)		—	—	—
Total Dividends and Distributions	(1.28)	(0.75)	(0.49)		(0.23)	(0.19)	(0.21)
Net Asset Value, End of Period	$12.56	$14.44	$15.28		$13.19	$11.78	$12.49
Total Return*	(4.21)%	(0.48)%	19.82%		14.08%	(4.04)%	21.38%
Net Assets, End of Period (in thousands)	$4,615	$4,279	$4,437		$3,182	$2,683	$2,768
Average Net Assets for the Period (in thousands)	$4,169	$4,341	$3,583		$2,912	$2,684	$1,640
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.42%	0.44%	0.46%		0.41%	0.48%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.42%	0.44%	0.46%		0.41%	0.48%	0.44%
Ratio of Net Investment Income/(Loss)(2)	2.27%	2.25%	1.41%		1.72%	1.34%	1.61%
Portfolio Turnover Rate	4%	19%	13%		45%	18%	26%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.19	$15.03	$13.00	$11.60	$12.37	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.22(1)	0.11(1)	0.12	0.08	0.16
Net realized and unrealized gain/(loss)	(0.75)	(0.41)	2.31	1.41	(0.69)	1.96
Total from Investment Operations	(0.60)	(0.19)	2.42	1.53	(0.61)	2.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.19)	(0.14)	(0.13)	(0.16)	(0.15)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—	—
Total Dividends and Distributions	(1.22)	(0.65)	(0.39)	(0.13)	(0.16)	(0.15)
Net Asset Value, End of Period	$12.37	$14.19	$15.03	$13.00	$11.60	$12.37
Total Return*	(4.29)%	(1.18)%	18.79%	13.30%	(4.82)%	20.39%
Net Assets, End of Period (in thousands)	$5,415	$5,639	$5,508	$4,325	$3,791	$2,736
Average Net Assets for the Period (in thousands)	$5,537	$5,594	$4,944	$4,126	$3,325	$1,446
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.54%	1.23%	1.21%	1.21%	1.34%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.54%	1.23%	1.21%	1.21%	1.34%	1.21%
Ratio of Net Investment Income/(Loss)(2)	2.11%	1.52%	0.80%	0.93%	0.46%	0.51%
Portfolio Turnover Rate	4%	19%	13%	45%	18%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.53	$15.36	$13.26	$11.85	$12.54	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.36(1)	0.25(1)	0.25	0.18	0.21
Net realized and unrealized gain/(loss)	(0.77)	(0.42)	2.36	1.42	(0.67)	2.05
Total from Investment Operations	(0.60)	(0.06)	2.61	1.67	(0.49)	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	(0.26)	(0.26)	(0.20)	(0.21)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—	—
Total Dividends and Distributions	(1.30)	(0.77)	(0.51)	(0.26)	(0.20)	(0.21)
Net Asset Value, End of Period	$12.63	$14.53	$15.36	$13.26	$11.85	$12.54
Total Return*	(4.18)%	(0.24)%	19.95%	14.21%	(3.77)%	21.56%
Net Assets, End of Period (in thousands)	$211,916	$230,323	$249,215	$215,671	$205,107	$227,179
Average Net Assets for the Period (in thousands)	$218,811	$239,451	$234,801	$213,579	$207,366	$214,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.28%	0.29%	0.28%	0.28%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.28%	0.29%	0.28%	0.28%	0.28%
Ratio of Net Investment Income/(Loss)(2)	2.36%	2.43%	1.72%	1.89%	1.52%	1.74%
Portfolio Turnover Rate	4%	19%	13%	45%	18%	26%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.54	$15.37	$13.27	$11.86	$12.53	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.36(1)	0.27(1)	0.25	0.20	0.22
Net realized and unrealized gain/(loss)	(0.76)	(0.40)	2.35	1.43	(0.67)	2.04
Total from Investment Operations	(0.59)	(0.04)	2.62	1.68	(0.47)	2.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.33)	(0.27)	(0.27)	(0.20)	(0.22)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—	—
Total Dividends and Distributions	(1.32)	(0.79)	(0.52)	(0.27)	(0.20)	(0.22)
Net Asset Value, End of Period	$12.63	$14.54	$15.37	$13.27	$11.86	$12.53
Total Return*	(4.17)%	(0.18)%	20.03%	14.32%	(3.62)%	21.58%
Net Assets, End of Period (in thousands)	$5,845	$6,527	$5,944	$4,648	$3,647	$2,316
Average Net Assets for the Period (in thousands)	$6,208	$6,226	$5,413	$4,349	$2,587	$2,178
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.20%	0.21%	0.23%	0.20%	0.21%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.21%	0.23%	0.20%	0.21%	0.25%
Ratio of Net Investment Income/(Loss)(2)	2.45%	2.42%	1.86%	1.97%	1.44%	1.72%
Portfolio Turnover Rate	4%	19%	13%	45%	18%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Growth (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.37	$15.21	$13.13	$11.74	$12.45	$10.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.34(1)	0.20(1)	0.20	0.18	0.21
Net realized and unrealized gain/(loss)	(0.75)	(0.45)	2.34	1.41	(0.70)	2.00
Total from Investment Operations	(0.61)	(0.11)	2.54	1.61	(0.52)	2.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.27)	(0.21)	(0.22)	(0.19)	(0.21)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—	—
Total Dividends and Distributions	(1.27)	(0.73)	(0.46)	(0.22)	(0.19)	(0.21)
Net Asset Value, End of Period	$12.49	$14.37	$15.21	$13.13	$11.74	$12.45
Total Return*	(4.35)%	(0.62)%	19.60%	13.84%	(4.10)%	21.15%
Net Assets, End of Period (in thousands)	$2,434	$2,083	$1,807	$1,785	$1,613	$753
Average Net Assets for the Period (in thousands)	$2,428	$2,166	$1,763	$1,902	$1,268	$558
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.61%	0.62%	0.63%	0.58%	0.60%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.61%	0.62%	0.63%	0.58%	0.60%	0.67%
Ratio of Net Investment Income/(Loss)(2)	2.01%	2.29%	1.42%	1.51%	1.11%	1.61%
Portfolio Turnover Rate	4%	19%	13%	45%	18%	26%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.51	$15.35	$13.25	$11.84	$12.54	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.34(1)	0.22(1)	0.29	0.15	0.21
Net realized and unrealized gain/(loss)	(0.75)	(0.41)	2.39	1.37	(0.65)	2.04
Total from Investment Operations	(0.59)	(0.07)	2.61	1.66	(0.50)	2.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	(0.26)	(0.25)	(0.20)	(0.19)
Distributions (from capital gains)	(1.15)	(0.46)	(0.25)	—	—	—
Total Dividends and Distributions	(1.30)	(0.77)	(0.51)	(0.25)	(0.20)	(0.19)
Net Asset Value, End of Period	$12.62	$14.51	$15.35	$13.25	$11.84	$12.54
Total Return*	(4.15)%	(0.36)%	19.93%	14.18%	(3.90)%	21.55%
Net Assets, End of Period (in thousands)	$19,337	$23,231	$18,521	$11,935	$12,992	$12,451
Average Net Assets for the Period (in thousands)	$20,958	$19,670	$14,295	$13,567	$12,693	$11,585
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.36%	0.37%	0.38%	0.36%	0.38%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.37%	0.33%	0.30%	0.34%	0.35%
Ratio of Net Investment Income/(Loss)(2)	2.28%	2.29%	1.52%	1.88%	1.46%	1.62%
Portfolio Turnover Rate	4%	19%	13%	45%	18%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	17

Janus Global Allocation Fund - Growth (unaudited)

Notes to Financial Statements

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

18	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

Janus Investment Fund	19

Janus Global Allocation Fund - Growth (unaudited)

Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared

20	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth (unaudited)

Notes to Financial Statements

with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information .

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of 1,776.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $14.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 236,507,215	$22,249,220	$ (9,139,898)	$ 13,109,322

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Notes to Financial Statements

4. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	87,293	$ 1,151,362	82,304	$ 1,219,042
Reinvested dividends and distributions	28,633	362,499	15,049	214,745
Shares repurchased	(44,711)	(617,530)	(91,595)	(1,334,946)
Net Increase/(Decrease)	71,215	$ 896,331	5,758	$ 98,841
Class C Shares:
Shares sold	33,902	$ 463,475	76,677	$ 1,116,402
Reinvested dividends and distributions	35,833	446,841	16,305	229,569
Shares repurchased	(29,177)	(396,257)	(62,063)	(896,823)
Net Increase/(Decrease)	40,558	$ 514,059	30,919	$ 449,148
Class D Shares:
Shares sold	366,158	$ 5,119,081	1,307,406	$19,332,904
Reinvested dividends and distributions	1,547,555	19,700,376	856,609	12,283,765
Shares repurchased	(985,171)	(13,839,200)	(2,537,847)	(37,513,445)
Net Increase/(Decrease)	928,542	$10,980,257	(373,832)	$ (5,896,776)
Class I Shares:
Shares sold	59,282	$ 829,674	127,301	$ 1,878,602
Reinvested dividends and distributions	44,643	568,306	20,951	300,436
Shares repurchased	(90,097)	(1,232,275)	(85,961)	(1,273,593)
Net Increase/(Decrease)	13,828	$ 165,705	62,291	$ 905,445
Class S Shares:
Shares sold	79,926	$ 1,123,590	65,045	$ 975,936
Reinvested dividends and distributions	17,756	223,546	7,546	107,225
Shares repurchased	(47,816)	(657,572)	(46,477)	(681,157)
Net Increase/(Decrease)	49,866	$ 689,564	26,114	$ 402,004
Class T Shares:
Shares sold	374,809	$ 5,209,439	809,079	$12,020,969
Reinvested dividends and distributions	137,747	1,752,146	65,019	931,728
Shares repurchased	(580,760)	(8,115,665)	(479,819)	(7,112,711)
Net Increase/(Decrease)	(68,204)	$ (1,154,080)	394,279	$ 5,839,986

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,494,286	$ 14,757,984	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Global Allocation Fund - Growth

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	31

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	33

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

36	DECEMBER 31, 2015

Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	37

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108556				125-24-93021 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Moderate

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned -3.32% for the six-month period ended December 31, 2015. This compares with a return of
-4.90% for its primary benchmark, the MSCI All Country World Index, and a -2.85% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Global equities lost ground in the back half of the year. Within the U.S., broad large cap indices were roughly flat and small-cap stocks posted losses during the six-month period, while outside of the U.S. developed equities lost nearly 6% as measured by the MSCI EAFE Index and emerging markets lost a staggering 17% as measured by the MSCI Emerging Markets Index. Concerns over China’s slowing economy, weakness in emerging markets and sinking commodity prices were major sources of volatility during the period.

In the last six months, global fixed income markets continued to grapple with the potential effects of diverging monetary policy and growth trajectories among major economies. Both investment-grade corporate spreads and high yield spreads widened over the period with the riskiest credits selling off the most, in particular energy, industrials and materials. While 10-year U.S. rates were nearly flat the last six months of 2015, the front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period. A strong dollar and weak commodities prices kept emerging market currencies under pressure.

INVESTMENT PROCESS

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the MSCI All Country World Index, but underperformed its secondary benchmark, the Global Moderate Allocation Index. Our allocation to fixed income Funds helped us beat our equity focused primary benchmark, as losses in global equity markets were much steeper than for global bonds.

Janus Investment Fund	1

Janus Global Allocation Fund - Moderate (unaudited)

In a market in which both global fixed income and equity markets were both down, it was difficult for many of our funds to contribute to performance on an absolute basis. Our top contributors included the Janus Forty Fund and Janus Twenty Fund. Both funds have more exposure to U.S. large cap stocks, which outperformed international equities and small-cap stocks during the period.

Our top detractors from performance included the Janus Asia Equity Fund, Janus Overseas Fund and Janus Emerging Markets Fund. Those funds have high exposure toward emerging markets and international equities, which suffered steeper losses in the six month period than bond markets or U.S. equities, so we were not surprised to see those funds weigh on absolute performance.

OUTLOOK

As we look ahead to 2016, we see a number of potential tipping points for financial markets. Risk premiums are yet to adjust to a likely increase in real interest rates. Questions remain about China’s economic growth and just how far oil prices could decline. Geopolitical tension remains in various regions and countries and the U.S. is in an election year.

While these sources of uncertainty will create volatility in financial markets, they also create opportunities for asset allocators. We will be watchful for market dislocations, and look forward to the opportunities volatility may provide both for the underlying funds we invest in, and our ability to change our exposure across those different funds.

Thank you for investing in Janus Global Allocation Fund – Moderate.

2	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2015

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	25.0%
Janus International Equity Fund - Class N Shares	11.5
Perkins Large Cap Value Fund - Class N Shares	9.2
INTECH U.S. Managed Volatility Fund - Class N Shares	8.7
Janus Diversified Alternatives Fund - Class N Shares	7.6
INTECH International Managed Volatility Fund - Class I Shares	7.4
Janus Adaptive Global Allocation Fund - Class N Shares	5.0
Janus Short-Term Bond Fund - Class N Shares	4.3
Janus Overseas Fund - Class N Shares	3.0
Janus Global Real Estate Fund - Class I Shares	2.8
Janus Triton Fund - Class N Shares	2.6
Perkins Small Cap Value Fund - Class N Shares	2.2
Janus Emerging Markets Fund - Class I Shares	2.1
Janus Fund - Class N Shares	1.9
Janus Forty Fund - Class N Shares	1.7
Janus Twenty Fund - Class D Shares	1.5
Janus Global Research Fund - Class I Shares	1.3
Janus Contrarian Fund - Class I Shares	1.1
Janus Global Select Fund - Class I Shares	0.9
Janus Asia Equity Fund - Class I Shares	0.2

Asset Allocation - (% of Net Assets)
Equity Funds	60.3%
Fixed Income Funds	29.3%
Alternative Funds	10.4%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.47%	-2.46%	4.90%	5.89%	5.89%	1.18%	1.18%
Class A Shares at MOP	-9.00%	-8.04%	3.67%	5.26%	5.26%
Class C Shares at NAV	-3.57%	-2.83%	4.16%	5.13%	5.13%	1.94%	1.93%
Class C Shares at CDSC	-4.45%	-3.73%	4.16%	5.13%	5.13%
Class D Shares(1)	-3.35%	-2.20%	5.07%	6.08%	6.08%	1.00%	1.00%
Class I Shares	-3.37%	-2.22%	5.12%	6.03%	6.03%	0.94%	0.94%
Class S Shares	-3.52%	-2.57%	4.70%	5.66%	5.66%	1.35%	1.35%
Class T Shares	-3.32%	-2.24%	5.01%	6.03%	6.03%	1.10%	1.10%
MSCI All Country World IndexSM	-4.90%	-2.36%	6.09%	4.75%	4.75%
Global Moderate Allocation Index	-2.85%	-2.47%	4.16%	4.65%	4.65%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	216/584	106/397	41/308	41/310

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Performance

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)††
Class A Shares	$1,000.00	$965.30	$2.07	$1,000.00	$1,023.03	$2.14	0.42%
Class C Shares	$1,000.00	$964.30	$2.86	$1,000.00	$1,022.22	$2.95	0.58%
Class D Shares	$1,000.00	$966.50	$1.29	$1,000.00	$1,023.83	$1.32	0.26%
Class I Shares	$1,000.00	$966.30	$0.89	$1,000.00	$1,024.23	$0.92	0.18%
Class S Shares	$1,000.00	$964.80	$2.96	$1,000.00	$1,022.12	$3.05	0.60%
Class T Shares	$1,000.00	$966.80	$1.04	$1,000.00	$1,024.08	$1.07	0.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2015

Shares		Value
Investment Companies – 100.0%
Alternative Funds – 10.4%
Janus Diversified Alternatives Fund - Class N Shares	2,251,760	$21,414,241
Janus Global Real Estate Fund - Class I Shares	767,079	7,908,583
		29,322,824
Equity Funds – 60.3%
INTECH International Managed Volatility Fund - Class I Shares	2,704,129	20,957,004
INTECH U.S. Managed Volatility Fund - Class N Shares	2,717,778	24,568,716
Janus Adaptive Global Allocation Fund - Class N Shares	1,522,477	14,250,383
Janus Asia Equity Fund - Class I Shares	81,692	690,297
Janus Contrarian Fund - Class I Shares	173,746	3,233,417
Janus Emerging Markets Fund - Class I Shares	795,729	5,928,183
Janus Forty Fund - Class N Shares	160,173	4,771,540
Janus Fund - Class N Shares	149,582	5,232,373
Janus Global Research Fund - Class I Shares	59,908	3,752,649
Janus Global Select Fund - Class I Shares	207,021	2,629,161
Janus International Equity Fund - Class N Shares	2,809,448	32,449,120
Janus Overseas Fund - Class N Shares	304,935	8,379,611
Janus Triton Fund - Class N Shares	325,419	7,237,325
Janus Twenty Fund - Class D Shares	75,222	4,123,681
Perkins Large Cap Value Fund - Class N Shares	1,724,548	25,816,482
Perkins Small Cap Value Fund - Class N Shares	340,397	6,195,224
		170,215,166
Fixed Income Funds – 29.3%
Janus Global Bond Fund - Class N Shares	7,513,630	70,402,713
Janus Short-Term Bond Fund - Class N Shares	4,030,655	12,132,273
		82,534,986
Total Investments (total cost $270,883,631) – 100.0%		282,072,976
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(99,663)
Net Assets – 100%		$281,973,313

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® (Europe, Australasia, Far East) Index

A free float-adjusted market capitalization index designed to measure developed market equity performance.

The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
INTECH International Managed Volatility Fund – Class I Shares
2,839,590	67,778	(203,239)	2,704,129	$ (15,466)	$ 313,816	$ 20,957,004
INTECH U.S. Managed Volatility Fund – Class N Shares
2,882,851	39,493	(204,566)	2,717,778	(202,387)	112,474	24,568,716
Janus Adaptive Global Allocation Fund – Class N Shares
1,617,902	19,949	(115,374)	1,522,477	(36,698)	44,666	14,250,383
Janus Asia Equity Fund – Class I Shares
83,304	4,574	(6,186)	81,692	(1,522)	1,557	690,297
Janus Contrarian Fund – Class I Shares
179,513	7,159	(12,926)	173,746	(16,839)	14,169	3,233,417
Janus Diversified Alternatives Fund – Class N Shares
2,376,614	45,101	(169,955)	2,251,760	(36,002)	13,436	21,414,241
Janus Emerging Markets Fund – Class I Shares
846,649	11,062	(61,982)	795,729	(65,376)	23,103	5,928,183
Janus Forty Fund – Class N Shares
148,297	22,667	(10,791)	160,173	(108,326)	20,654	4,771,540
Janus Fund – Class N Shares
142,892	17,044	(10,354)	149,582	101,541	92,866	5,232,373
Janus Global Bond Fund – Class N Shares
7,917,852	160,276	(564,498)	7,513,630	(288,243)	795,907	70,402,713
Janus Global Real Estate Fund – Class I Shares
766,279	55,909	(55,109)	767,079	(9,620)	276,133	7,908,583
Janus Global Research Fund – Class I Shares
63,364	1,141	(4,597)	59,908	39,694	34,045	3,752,649

8	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
Janus Global Select Fund – Class I Shares
218,307	4,708	(15,994)	207,021	18,095	33,431	2,629,161
Janus International Equity Fund – Class N Shares
2,940,627	82,317	(213,496)	2,809,448	846	626,190	32,449,120
Janus Overseas Fund – Class N Shares
310,432	17,369	(22,866)	304,935	(186,843)	391,094	8,379,611
Janus Short-Term Bond Fund – Class N Shares
4,264,929	69,654	(303,928)	4,030,655	(8,733)	91,457	12,132,273
Janus Triton Fund – Class N Shares
321,277	27,487	(23,345)	325,419	77,235	19,326	7,237,325
Janus Twenty Fund – Class D Shares
71,594	8,824	(5,196)	75,222	(8,048)	23,038	4,123,681
Perkins Large Cap Value Fund – Class N Shares
1,738,462	110,737	(124,651)	1,724,548	(213,300)	431,628	25,816,482
Perkins Small Cap Value Fund – Class N Shares
313,138	50,057	(22,798)	340,397	(20,989)	183,920	6,195,224
				$ (980,981)	$ 3,542,910	$282,072,976

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 29,322,824	$ -	$ -
Equity Funds	170,215,166	-	-
Fixed Income Funds	82,534,986	-	-
Total Assets	$ 282,072,976	$ -	$ -

Janus Investment Fund	9

Janus Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$270,883,631
Affiliated investments, at value	$282,072,976
Non-interested Trustees' deferred compensation	5,703
Receivables:
Fund shares sold	295,251
Dividends from affiliates	176,460
Other assets	3,616
Total Assets	282,554,006
Liabilities:
Payables:	—
Investments purchased	295,769
Fund shares repurchased	164,726
Transfer agent fees and expenses	42,817
Professional fees	17,322
12b-1 Distribution and shareholder servicing fees	13,858
Advisory fees	13,238
Non-interested Trustees' deferred compensation fees	5,703
Non-interested Trustees' fees and expenses	1,680
Accrued expenses and other payables	25,580
Total Liabilities	580,693
Net Assets	$281,973,313

See Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$268,613,236
Undistributed net investment income/(loss)	1,142,972
Undistributed net realized gain/(loss) from investments	1,026,512
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	11,190,593
Total Net Assets	$281,973,313
Net Assets - Class A Shares	$13,180,607
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,102,988
Net Asset Value Per Share(1)	$11.95
Maximum Offering Price Per Share(2)	$12.68
Net Assets - Class C Shares	$10,974,412
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	930,226
Net Asset Value Per Share(1)	$11.80
Net Assets - Class D Shares	$229,067,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,065,101
Net Asset Value Per Share	$12.02
Net Assets - Class I Shares	$4,086,107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	340,199
Net Asset Value Per Share	$12.01
Net Assets - Class S Shares	$2,800,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	235,836
Net Asset Value Per Share	$11.88
Net Assets - Class T Shares	$21,863,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,824,048
Net Asset Value Per Share	$11.99

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends from affiliates	$3,542,910
Total Investment Income	3,542,910
Expenses:
Advisory fees	75,086
12b-1Distribution and shareholder servicing fees:
Class A Shares	17,616
Class C Shares	22,431
Class S Shares	3,685
Transfer agent administrative fees and expenses:
Class D Shares	145,692
Class S Shares	3,685
Class T Shares	30,159
Transfer agent networking and omnibus fees:
Class A Shares	5,161
Class C Shares	3,839
Class I Shares	1,936
Other transfer agent fees and expenses:
Class A Shares	574
Class C Shares	571
Class D Shares	26,144
Class I Shares	110
Class S Shares	25
Class T Shares	239
Registration fees	38,439
Shareholder reports expense	27,834
Professional fees	15,258
Non-interested Trustees’ fees and expenses	3,043
Other expenses	2,929
Total Expenses	424,456
Less: Excess Expense Reimbursement	(16,104)
Net Expenses	408,352
Net Investment Income/(Loss)	3,134,558
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(980,981)
Capital gain distributions from underlying funds	4,177,464
Total Net Realized Gain/(Loss) on Investments	3,196,483
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(16,767,080)
Total Change in Unrealized Net Appreciation/Depreciation	(16,767,080)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(10,436,039)

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$3,134,558	$8,741,030
Net realized gain/(loss) on investments	3,196,483	23,023,268
Change in unrealized net appreciation/depreciation	(16,767,080)	(34,183,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,436,039)	(2,419,071)
Dividends and Distributions to Shareholders:
Class A Shares	(134,092)	(366,391)
Class C Shares	(59,644)	(183,738)
Class D Shares	(2,610,930)	(6,542,960)
Class I Shares	(49,942)	(145,598)
Class S Shares	(22,260)	(64,777)
Class T Shares	(247,335)	(626,732)
Total Dividends from Net Investment Income	(3,124,203)	(7,930,196)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,010,723)	(359,972)
Class C Shares	(805,324)	(262,309)
Class D Shares	(16,630,201)	(6,226,887)
Class I Shares	(303,215)	(135,007)
Class S Shares	(205,714)	(70,021)
Class T Shares	(1,621,254)	(601,152)
Total Distributions from Net Realized Gain from Investment Transactions	(20,576,431)	(7,655,348)
Net Decrease from Dividends and Distributions to Shareholders	(23,700,634)	(15,585,544)
Capital Share Transactions:
Class A Shares	(70,720)	4,113,984
Class C Shares	596,109	1,180,021
Class D Shares	5,564,526	(10,370,655)
Class I Shares	(75,180)	(400,353)
Class S Shares	(96,828)	824,901
Class T Shares	(574,844)	3,375,481
Net Increase/(Decrease) from Capital Share Transactions	5,343,063	(1,276,621)
Net Increase/(Decrease) in Net Assets	(28,793,610)	(19,281,236)
Net Assets:
Beginning of period	310,766,923	330,048,159
End of period	$281,973,313	$310,766,923

Undistributed Net Investment Income/(Loss)	$1,142,972	$1,132,617

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Moderate (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$13.49	$14.29	$12.58		$12.21	$12.57	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.37(1)	0.21(1)		0.32	0.24	0.34
Net realized and unrealized gain/(loss)	(0.59)	(0.50)	1.88		0.97	(0.31)	1.58
Total from Investment Operations	(0.46)	(0.13)	2.09		1.29	(0.07)	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.34)	(0.23)		(0.31)	(0.29)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)		(0.61)	—	—
Total Dividends and Distributions	(1.08)	(0.67)	(0.38)		(0.92)	(0.29)	(0.30)
Net Asset Value, End of Period	$11.95	$13.49	$14.29		$12.58	$12.21	$12.57
Total Return*	(3.47)%	(0.87)%	16.79%		10.67%	(0.41)%	17.59%
Net Assets, End of Period (in thousands)	$13,181	$14,913	$11,593		$8,913	$5,720	$5,498
Average Net Assets for the Period (in thousands)	$14,193	$13,942	$9,885		$6,850	$5,484	$3,818
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.42%	0.44%	0.43%		0.41%	0.42%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.42%	0.44%	0.43%		0.41%	0.42%	0.50%
Ratio of Net Investment Income/(Loss)(2)	2.04%	2.71%	1.53%		1.97%	1.98%	2.88%
Portfolio Turnover Rate	4%	21%	11%		64%	18%	15%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.29	$14.08	$12.40	$12.02	$12.46	$10.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.24(1)	0.11(1)	0.18	0.15	0.26
Net realized and unrealized gain/(loss)	(0.59)	(0.47)	1.85	0.99	(0.32)	1.57
Total from Investment Operations	(0.47)	(0.23)	1.96	1.17	(0.17)	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.23)	(0.13)	(0.18)	(0.27)	(0.25)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—	—
Total Dividends and Distributions	(1.02)	(0.56)	(0.28)	(0.79)	(0.27)	(0.25)
Net Asset Value, End of Period	$11.80	$13.29	$14.08	$12.40	$12.02	$12.46
Total Return*	(3.57)%	(1.58)%	15.92%	9.78%	(1.27)%	16.86%
Net Assets, End of Period (in thousands)	$10,974	$11,648	$11,120	$9,480	$8,397	$7,572
Average Net Assets for the Period (in thousands)	$11,011	$11,146	$10,017	$8,442	$7,945	$5,021
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.58%	1.20%	1.14%	1.18%	1.26%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.58%	1.20%	1.14%	1.18%	1.26%	1.16%
Ratio of Net Investment Income/(Loss)(2)	1.82%	1.76%	0.86%	1.23%	1.10%	1.85%
Portfolio Turnover Rate	4%	21%	11%	64%	18%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.57	$14.36	$12.63	$12.27	$12.62	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.38(1)	0.24(1)	0.30	0.26	0.34
Net realized and unrealized gain/(loss)	(0.59)	(0.49)	1.89	1.00	(0.31)	1.62
Total from Investment Operations	(0.45)	(0.11)	2.13	1.30	(0.05)	1.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.35)	(0.25)	(0.33)	(0.30)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—	—
Total Dividends and Distributions	(1.10)	(0.68)	(0.40)	(0.94)	(0.30)	(0.30)
Net Asset Value, End of Period	$12.02	$13.57	$14.36	$12.63	$12.27	$12.62
Total Return*	(3.35)%	(0.71)%	17.04%	10.71%	(0.27)%	18.00%
Net Assets, End of Period (in thousands)	$229,068	$251,092	$276,135	$247,153	$228,415	$238,030
Average Net Assets for the Period (in thousands)	$237,756	$264,375	$261,560	$241,398	$224,382	$216,280
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.26%	0.26%	0.25%	0.26%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.25%	0.26%	0.25%
Ratio of Net Investment Income/(Loss)(2)	2.14%	2.75%	1.77%	2.24%	2.10%	2.83%
Portfolio Turnover Rate	4%	21%	11%	64%	18%	15%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.57	$14.36	$12.63	$12.27	$12.60	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.40(1)	0.26(1)	0.31	0.26	0.34
Net realized and unrealized gain/(loss)	(0.60)	(0.50)	1.87	1.00	(0.29)	1.61
Total from Investment Operations	(0.45)	(0.10)	2.13	1.31	(0.03)	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.36)	(0.25)	(0.34)	(0.30)	(0.31)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—	—
Total Dividends and Distributions	(1.11)	(0.69)	(0.40)	(0.95)	(0.30)	(0.31)
Net Asset Value, End of Period	$12.01	$13.57	$14.36	$12.63	$12.27	$12.60
Total Return*	(3.37)%	(0.65)%	17.10%	10.80%	(0.12)%	17.91%
Net Assets, End of Period (in thousands)	$4,086	$4,684	$5,384	$5,441	$5,640	$4,510
Average Net Assets for the Period (in thousands)	$4,619	$5,525	$5,595	$5,730	$5,003	$3,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.18%	0.20%	0.22%	0.18%	0.17%	0.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.18%	0.20%	0.22%	0.18%	0.17%	0.17%
Ratio of Net Investment Income/(Loss)(2)	2.20%	2.86%	1.89%	2.38%	2.18%	2.56%
Portfolio Turnover Rate	4%	21%	11%	64%	18%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Moderate (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.40	$14.19	$12.49	$12.14	$12.52	$10.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.32(1)	0.19(1)	0.29	0.24	0.29
Net realized and unrealized gain/(loss)	(0.59)	(0.47)	1.85	0.97	(0.34)	1.62
Total from Investment Operations	(0.47)	(0.15)	2.04	1.26	(0.10)	1.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.31)	(0.19)	(0.30)	(0.28)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—	—
Total Dividends and Distributions	(1.05)	(0.64)	(0.34)	(0.91)	(0.28)	(0.30)
Net Asset Value, End of Period	$11.88	$13.40	$14.19	$12.49	$12.14	$12.52
Total Return*	(3.52)%	(1.03)%	16.53%	10.44%	(0.64)%	17.56%
Net Assets, End of Period (in thousands)	$2,801	$3,234	$2,580	$3,139	$1,595	$416
Average Net Assets for the Period (in thousands)	$2,886	$3,017	$2,839	$2,429	$1,042	$374
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.60%	0.61%	0.61%	0.60%	0.60%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.60%	0.61%	0.60%	0.60%	0.60%	0.64%
Ratio of Net Investment Income/(Loss)(2)	1.79%	2.31%	1.40%	1.88%	1.88%	2.92%
Portfolio Turnover Rate	4%	21%	11%	64%	18%	15%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.53	$14.33	$12.61	$12.25	$12.60	$10.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.37(1)	0.23(1)	0.27	0.32	0.11
Net realized and unrealized gain/(loss)	(0.58)	(0.49)	1.88	1.03	(0.38)	1.84
Total from Investment Operations	(0.44)	(0.12)	2.11	1.30	(0.06)	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.35)	(0.24)	(0.33)	(0.29)	(0.30)
Distributions (from capital gains)	(0.95)	(0.33)	(0.15)	(0.61)	—	—
Total Dividends and Distributions	(1.10)	(0.68)	(0.39)	(0.94)	(0.29)	(0.30)
Net Asset Value, End of Period	$11.99	$13.53	$14.33	$12.61	$12.25	$12.60
Total Return*	(3.32)%	(0.80)%	16.96%	10.67%	(0.33)%	17.89%
Net Assets, End of Period (in thousands)	$21,863	$25,197	$23,236	$17,314	$15,651	$20,254
Average Net Assets for the Period (in thousands)	$23,635	$24,674	$20,305	$15,843	$19,099	$16,051
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.35%	0.36%	0.36%	0.35%	0.36%	0.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.36%	0.30%	0.30%	0.31%	0.35%
Ratio of Net Investment Income/(Loss)(2)	2.16%	2.69%	1.72%	2.15%	2.12%	2.88%
Portfolio Turnover Rate	4%	21%	11%	64%	18%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	17

Janus Global Allocation Fund - Moderate (unaudited)

Notes to Financial Statements

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

18	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit (until November 1, 2015) was 0.19%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

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Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared

20	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate (unaudited)

Notes to Financial Statements

with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information .

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $3,147.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $452.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 273,015,783	$20,339,037	$(11,281,844)	$ 9,057,193

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Notes to Financial Statements

4. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	93,009	$ 1,209,116	416,046	$ 5,803,532
Reinvested dividends and distributions	81,290	977,102	45,994	617,695
Shares repurchased	(176,792)	(2,256,938)	(167,795)	(2,307,243)
Net Increase/(Decrease)	(2,493)	$ (70,720)	294,245	$ 4,113,984
Class C Shares:
Shares sold	87,344	$ 1,104,143	223,423	$ 3,038,977
Reinvested dividends and distributions	64,207	762,140	30,166	400,307
Shares repurchased	(98,008)	(1,270,174)	(166,612)	(2,259,263)
Net Increase/(Decrease)	53,543	$ 596,109	86,977	$ 1,180,021
Class D Shares:
Shares sold	415,299	$ 5,445,578	1,478,785	$ 20,497,711
Reinvested dividends and distributions	1,575,795	19,051,363	938,961	12,666,586
Shares repurchased	(1,429,788)	(18,932,415)	(3,146,452)	(43,534,952)
Net Increase/(Decrease)	561,306	$ 5,564,526	(728,706)	$(10,370,655)
Class I Shares:
Shares sold	142,584	$ 1,891,812	94,819	$ 1,326,529
Reinvested dividends and distributions	28,616	345,683	20,466	276,081
Shares repurchased	(176,182)	(2,312,675)	(145,092)	(2,002,963)
Net Increase/(Decrease)	(4,982)	$ (75,180)	(29,807)	$ (400,353)
Class S Shares:
Shares sold	32,179	$ 414,589	70,314	$ 980,132
Reinvested dividends and distributions	19,077	227,974	10,097	134,798
Shares repurchased	(56,712)	(739,391)	(20,883)	(290,029)
Net Increase/(Decrease)	(5,456)	$ (96,828)	59,528	$ 824,901
Class T Shares:
Shares sold	361,607	$ 4,777,738	1,084,719	$ 14,991,410
Reinvested dividends and distributions	150,601	1,816,245	89,132	1,199,717
Shares repurchased	(550,064)	(7,168,827)	(933,237)	(12,815,646)
Net Increase/(Decrease)	(37,856)	$ (574,844)	240,614	$ 3,375,481

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,556,789	$ 21,634,514	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

24	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	25

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

26	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

36	DECEMBER 31, 2015

Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	37

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108443				125-24-93022 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Government Money Market Fund

Janus Investment Fund

Janus Government Money Market Fund

Janus Government Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
Class D Shares(1)		Class D Shares(1)
1 Year	0.00%	With Reimbursement	0.00%
5 Year	0.00%	Without Reimbursement	-0.27%
10 Year	1.09%	Class T Shares
Since Inception (February 14, 1995)	2.41%	With Reimbursement	0.00%
Class T Shares		Without Reimbursement	-0.29%
1 Year	0.00%	Expense Ratios
5 Year	0.00%	Per the October 28, 2015 prospectuses
10 Year	1.09%	Class D Shares(1)
Since Inception (February 14, 1995)	2.41%	Total Annual Fund Operating Expenses	0.69%
		Class T Shares
		Total Annual Fund Operating Expenses	0.71%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class D Shares	$1,000.00	$1,000.00	$0.90	$1,000.00	$1,024.23	$0.92	0.18%
Class T Shares	$1,000.00	$1,000.00	$0.90	$1,000.00	$1,024.23	$0.92	0.18%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2015

Janus Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2015

Principal Amounts		Value
U.S. Government Agency Notes – 41.7%
Fannie Mae Discount Notes:
0.1601%, 1/11/16	$2,000,000	$1,999,938
0.1601%, 1/21/16	2,000,000	1,999,849
0.2003%, 3/14/16	2,000,000	1,999,222
0.2304%, 3/30/16	3,000,000	2,998,351
0.2805%, 4/1/16	1,600,000	1,598,904
		10,596,264
Federal Home Loan Bank Discount Notes:
0.1802%, 1/8/16	1,200,000	1,199,976
0.1802%, 1/13/16	3,000,000	2,999,865
0.2504%, 1/19/16	1,000,000	999,896
0.2704%, 1/20/16	1,100,000	1,099,868
0.2153%, 1/22/16	3,000,000	2,999,827
0.2303%, 1/25/16	1,500,000	1,499,869
0.2453%, 1/27/16	2,000,000	1,999,847
0.1351%, 1/29/16	3,000,000	2,999,719
0.1473%, 2/3/16	2,500,000	2,499,583
0.1752%, 2/5/16	3,000,000	2,999,480
0.2054%, 2/9/16	2,000,000	1,999,590
0.2615%, 2/10/16	3,000,000	2,999,306
0.2277%, 2/26/16	3,000,000	2,998,763
0.1702%, 3/21/16	2,000,000	1,999,273
0.2354%, 3/31/16	2,000,000	1,998,864
0.2204%, 4/1/16	2,000,000	1,998,973
0.2404%, 4/20/16	2,000,000	1,998,573
0.2756%, 4/27/16	3,000,000	2,997,387
0.4917%, 5/20/16	3,000,000	2,995,888
0.3309%, 6/9/16	2,000,000	1,997,121
		45,281,668
FHLMC Multifamily VRD Certificates Taxable:
0.4700%, 1/15/42‡	5,992,296	5,992,144
Freddie Mac Discount Notes:
0.1452%, 1/4/16	2,000,000	2,000,000
0.3005%, 2/4/16	1,500,000	1,499,612
		3,499,612
Total U.S. Government Agency Notes (cost $65,369,688)		65,369,688
Variable Rate Demand Agency Notes ‡ – 41.8%
AE REALTY LLC, 0.3900%, 10/1/23	780,000	780,000
Clearwater Solutions LLC, 0.3700%, 9/1/21	940,000	940,000
Cypress Bend Real Estate Development Co. LLC, 0.3900%, 4/1/33	9,000,000	9,000,000
Florida Food Products, Inc., 0.3800%, 12/1/22	2,220,000	2,220,000
Greer Family LLC, 0.3800%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 0.0900%, 5/1/37	395,000	395,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.3900%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.4700%, 6/1/47	3,745,000	3,745,000
Lake Nona Trust, 0.3900%, 10/1/44	3,100,000	3,100,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4239%, 11/1/35	9,700,000	9,700,000
Mississippi Business Finance Corp., 0.3500%, 9/1/21	1,700,000	1,700,000
Mississippi Business Finance Corp., 0.3500%, 1/1/34	3,645,000	3,645,000
Mississippi Business Finance Corp., 0.3500%, 8/1/34	4,275,000	4,275,000
Mississippi Business Finance Corp., 0.3500%, 12/1/35	3,470,000	3,470,000
Mississippi Business Finance Corp. - Series A, 0.3500%, 3/1/29	3,460,000	3,460,000
Mississippi Business Finance Corp. - Series B, 0.3500%, 3/1/29	2,530,000	2,530,000
Phenix City Downtown Redevelopment Authority, 0.3900%, 2/1/33	4,195,000	4,195,000
Sacramento Redevelopment Agency Successor Agency, 0.5000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocable Trust, 0.3900%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.3900%, 10/1/22	1,810,000	1,810,000
Total Variable Rate Demand Agency Notes (cost $65,465,000)		65,465,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2015

Principal Amounts		Value
Repurchase Agreements – 16.5%
Undivided interest of 25.9% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,003,111) with RBC Capital Markets Corp., 0.2800%, dated 12/31/15, maturing 1/4/16 to be repurchased at $25,900,806 collateralized by $97,352,853 in U.S. Government Agencies 0.4970% - 7.5310%, 4/15/26 - 3/20/65 with a value of $102,000,000 (cost $25,900,000)	$25,900,000	$25,900,000
Total Investments (total cost $156,734,688) – 100.0%		156,734,688
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(35,582)
Net Assets – 100%		$156,699,106

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2015

Janus Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.                                                                                     .

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
U.S. Government Agency Notes	$ -	$ 65,369,688	$ -
Variable Rate Demand Agency Notes	-	65,465,000	-
Repurchase Agreements	-	25,900,000	-
Total Assets	$ -	$ 156,734,688	$ -

Janus Investment Fund	5

Janus Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost(1)	$156,734,688
Unaffiliated investments, at value	$130,834,688
Repurchase agreements, at value	25,900,000
Cash	38,272
Non-interested Trustees' deferred compensation	3,171
Receivables:
Fund shares sold	235,590
Interest	18,923
Total Assets	157,030,644
Liabilities:
Payables:	—
Fund shares repurchased	272,580
Professional fees	22,773
Administration services fees	17,654
Advisory fees	14,445
Non-interested Trustees' deferred compensation fees	3,171
Non-interested Trustees' fees and expenses	911
Total Liabilities	331,534
Net Assets	$156,699,110
Net Assets Consist of:
Capital (par value and paid-in surplus)	$156,701,546
Undistributed net investment income/(loss)	(3,074)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$156,699,110
Net Assets - Class D Shares	$153,599,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,614,766
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$3,099,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,099,572
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $25,900,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2015

Janus Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$142,969
Total Investment Income	142,969
Expenses:
Advisory fees	159,158
Administration services fees:
Class D Shares	358,911
Class T Shares	7,423
Professional fees	13,404
Non-interested Trustees’ fees and expenses	1,702
Total Expenses	540,598
Less: Excess Expense Reimbursement	(397,629)
Net Expenses	142,969

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Government Money Market Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$—	$38
Net realized gain/(loss) on investments	—	27
Change in unrealized net appreciation/depreciation	—	-
Net Increase/(Decrease) in Net Assets Resulting from Operations	—	65
Dividends and Distributions to Shareholders:
Class D Shares	—	(37)
Class T Shares	—	(1)
Net Decrease from Dividends and Distributions to Shareholders	—	(38)
Capital Share Transactions:
Class D Shares	3,478,718	(15,124,255)
Class T Shares	8,671	(315,913)
Net Increase/(Decrease) from Capital Share Transactions	3,487,389	(15,440,168)
Net Increase/(Decrease) in Net Assets	3,487,389	(15,440,141)
Net Assets:
Beginning of period	153,211,721	168,651,862
End of period	$156,699,110	$153,211,721

Undistributed Net Investment Income/(Loss)	$(3,074)	$(3,074)

See Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Government Money Market Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)	—(1)(2)	—(1)(2)	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$153,600	$150,121	$165,245	$175,179	$182,311	$189,249
Average Net Assets for the Period (in thousands)	$153,750	$157,321	$169,002	$178,560	$190,180	$199,694
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.68%	0.69%	0.69%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.18%	0.13%	0.12%	0.18%	0.18%	0.23%
Ratio of Net Investment Income/(Loss)	0.00%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)	—(1)(2)	—(1)(2)	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$3,099	$3,091	$3,406	$6,569	$5,319	$5,731
Average Net Assets for the Period (in thousands)	$3,160	$3,611	$6,393	$5,526	$5,267	$4,596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.71%	0.70%	0.73%	0.71%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.18%	0.13%	0.12%	0.18%	0.18%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic

10	DECEMBER 31, 2015

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	11

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

12	DECEMBER 31, 2015

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
RBC Capital Markets Corp.	$ 25,900,000	$ -	$ (25,900,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk

Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market funds), instead of at a $1.00 stable share price, as has traditionally been the case. The rules also contemplate the implementation of liquidity fees and redemption gates for the non-government money market funds in times of stress. Under the 2014 Amendments, the SEC also adopted revised diversification, stress-testing, and disclosure requirements for money market funds. The 2014 Amendments represent a departure from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear. Any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s return potential. The 2014 Amendments have compliance deadlines through October 2016.

Janus Investment Fund	13

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20%.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

14	DECEMBER 31, 2015

Janus Government Money Market Fund (unaudited)

Notes to Financial Statements

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class D Shares:
Shares sold	33,509,209	$33,509,209	57,748,647	$ 57,748,692
Reinvested dividends and distributions	-	-	8	8
Shares repurchased	(30,030,491)	(30,030,491)	(72,872,955)	(72,872,955)
Net Increase/(Decrease)	3,478,718	$ 3,478,718	(15,124,300)	$(15,124,255)
Class T Shares:
Shares sold	896,540	$ 896,540	3,912,188	$ 3,912,189
Reinvested dividends and distributions	-	-	1	1
Shares repurchased	(887,869)	(887,869)	(4,228,103)	(4,228,103)
Net Increase/(Decrease)	8,671	$ 8,671	(315,914)	$ (315,913)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	15

Janus Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

16	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	17

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

18	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	19

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

20	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	21

Janus Government Money Market Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

22	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	23

Janus Government Money Market Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

24	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	25

Janus Government Money Market Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

26	DECEMBER 31, 2015

Janus Government Money Market Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	27

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

28	DECEMBER 31, 2015

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	29

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108440				125-24-93025 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Flexible Bond Fund

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2015, Janus Flexible Bond Fund’s Class T Shares returned -0.32% compared with 0.65% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

During the period, fixed income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies. Volatility emanating from China, as that country struggled with slowing growth, was among the factors that caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

Investment-grade corporate spreads widened in late summer but later clawed back some territory as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably throughout the period. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

Detracting most from relative performance was our yield curve positioning within Treasurys. The front-end of the Treasury yield curve steepened during the period as the market anticipated an eventual interest rate hike by the Fed. Treasury duration is a tool utilized to adjust the overall duration of the portfolio in a liquid and cost-effective manner. We view our allocation to intermediate and longer dated Treasurys as a buffer against volatility in risk assets while short-term Treasurys provide liquidity.

The Fund’s allocation to investment-grade corporate credit weighed on relative returns. As markets turned volatile late summer, spreads on this segment of corporate credit widened. Losses were concentrated in the lowest tier of credit ratings as investors grew more concerned about the continuation of shareholder-friendly activity that may lead to higher risk for fixed income investors. The credit sectors that underperformed the most were independent and midstream energy. Late in the period, crude prices came under renewed pressure, which acutely affected energy companies that heavily utilized leverage to expand operations in recent years.

Contributing most to relative performance was the Fund’s substantial underweight to government-related entities. This was owing, in part, to the downgrade of benchmark component Petrobras, which occurred during the period. An out-of-benchmark allocation – preferred equity – also contributed to relative performance.

On a credit sector basis, spread carry and security selection within banking contributed to performance. The prospect of rising rates caused many to project that banks would soon be able to generate higher operating margins. Also contributing to relative performance was a combination of underweight and security selection within metals and mining. Muted global growth expectations weighed on the demand outlook for these companies’ products.

OUTLOOK

We believe that many of the clouds that hung over fixed income markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that the Fed’s economic growth projections for 2016 are too optimistic. Therefore, we doubt that the four 0.25% increases the central bank anticipates for the year will come to fruition.

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate, at 5%, is roughly what the Fed considers optimal, the

Janus Investment Fund	1

Janus Flexible Bond Fund (unaudited)

other part of its dual mandate – inflation – remains frustratingly low. It is difficult to identify future sources of inflationary pressure. Hourly wage growth is mired in the 2% to 2.5% range and there are only incipient signs that consumers are spending a portion of their “gasoline dividend,” while much of the windfall created by multi-year lows in energy prices is finding its way into savings. Weak global growth and a strengthening U.S. dollar could further keep upward price pressure at bay.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most notably energy. A chief concern is that much of the financial engineering that has occurred is aimed at compensating for lower revenue growth. With economic acceleration remaining elusive and rates still low, we expect management teams to continue to purchase growth, with these acquisitions often financed by debt issuance. We see less room for margin expansion, and with extended balance sheets, suboptimal results may be met with harsh market reaction.

Given this environment, we have minimized our exposure to the riskiest tiers of high-yield credit as we suspect the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with higher ratings.

By utilizing our Treasury allocation, we ended the period with the Fund’s duration in line with that of the benchmark. We believe that our increased exposure to longer dated Treasurys may counteract the volatility we expect risk assets to experience over the coming quarters. At the same time, our exposure to shorter dated Treasurys stands to be a source of liquidity, which may enable us to capitalize on attractive buying opportunities.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside. Perhaps at no other time since the economy emerged from the financial crisis have our core tenets of capital preservation and risk-adjusted returns been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus Flexible Bond Fund.

2	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.30%	2.30%
Class A Shares MOP	2.19%	2.19%
Class C Shares**	1.58%	1.58%
Class D Shares	2.51%	2.51%
Class I Shares	2.56%	2.56%
Class N Shares	2.67%	2.67%
Class R Shares	1.92%	1.92%
Class S Shares	2.17%	2.17%
Class T Shares	2.42%	2.42%
Weighted Average Maturity		9.6 Years
Average Effective Duration***		5.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.1%
AA	51.9%
A	4.4%
BBB	29.1%
BB	9.7%
B	0.8%
Not Rated	2.0%
Other	2.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	39.1%
U.S. Treasury Notes/Bonds	28.5%
Mortgage-Backed Securities	21.9%
Asset-Backed/Commercial Mortgage-Backed Securities	6.1%
Investment Companies	1.8%
Bank Loans and Mezzanine Loans	1.6%
Preferred Stocks	1.1%
Other	(0.1)%
100.0%

Janus Investment Fund	3

Janus Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.48%	-0.12%	3.67%	5.44%	6.88%	0.79%
Class A Shares at MOP	-5.18%	-4.90%	2.66%	4.93%	6.69%
Class C Shares at NAV	-0.72%	-0.72%	2.91%	4.71%	6.19%	1.53%
Class C Shares at CDSC	-1.70%	-1.70%	2.91%	4.71%	6.19%
Class D Shares(1)	-0.28%	0.07%	3.85%	5.56%	6.92%	0.60%
Class I Shares	-0.35%	0.11%	3.89%	5.51%	6.90%	0.57%
Class N Shares	-0.20%	0.33%	3.76%	5.51%	6.90%	0.44%
Class R Shares	-0.68%	-0.52%	3.24%	5.01%	6.47%	1.19%
Class S Shares	-0.45%	-0.17%	3.50%	5.27%	6.73%	0.94%
Class T Shares	-0.32%	0.09%	3.76%	5.51%	6.90%	0.69%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	3.25%	4.51%	6.59%**
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	-	480/1,088	236/992	56/862	16/207
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Michael Keough, Mayur Saigal, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – July 7, 1987

** The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$995.20	$4.06	$1,000.00	$1,021.06	$4.12	0.81%
Class C Shares	$1,000.00	$992.80	$7.41	$1,000.00	$1,017.70	$7.51	1.48%
Class D Shares	$1,000.00	$997.20	$3.06	$1,000.00	$1,022.07	$3.10	0.61%
Class I Shares	$1,000.00	$996.50	$2.81	$1,000.00	$1,022.32	$2.85	0.56%
Class N Shares	$1,000.00	$998.00	$2.26	$1,000.00	$1,022.87	$2.29	0.45%
Class R Shares	$1,000.00	$993.20	$6.06	$1,000.00	$1,019.05	$6.14	1.21%
Class S Shares	$1,000.00	$995.50	$4.77	$1,000.00	$1,020.36	$4.82	0.95%
Class T Shares	$1,000.00	$996.80	$3.46	$1,000.00	$1,021.67	$3.51	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.1%
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	$5,866,000	$5,937,325
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	5,694,000	5,787,310
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,473,000	10,334,041
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	37,354,000	37,826,304
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	11,230,000	11,009,108
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	13,482,000	11,703,788
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	8,307,725	8,424,027
Boca Hotel Portfolio Trust 2013-BOCA, 3.3805%, 8/15/26 (144A)‡	9,003,000	8,987,205
CGBAM Commercial Mortgage Trust 2014-HD, 3.3305%, 2/15/31 (144A)‡	4,713,000	4,693,538
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	22,476,935	22,348,446
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	10,054,389	10,184,840
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,634,150	5,852,838
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	14,787,000	13,804,834
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	10,365,670	10,256,722
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	10,220,100	10,512,718
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,784,000	27,228,320
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6210%, 10/25/24‡	4,321,000	4,333,437
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.8710%, 10/25/24‡	3,906,000	3,958,479
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6216%, 3/25/25‡	17,208,000	17,158,396
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	18,000,986	16,145,407
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	6,947,842	6,682,952
GS Mortgage Securities Corp. II, 3.4350%, 12/10/27 (144A)‡	15,982,000	15,265,286
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	7,303,000	7,258,733
Hilton USA Trust 2013-HLT, 4.4533%, 11/5/30 (144A)‡	4,794,000	4,792,111
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,371,971	11,484,400
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,795,000	10,943,060
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
2.9305%, 12/15/28 (144A)‡	4,778,000	4,777,955
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
3.8305%, 12/15/28 (144A)‡	4,098,000	4,097,419
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.1305%, 1/15/32 (144A)‡	8,049,000	7,993,663
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.2805%, 1/15/32 (144A)‡	8,729,000	8,584,546
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.0805%, 7/15/36 (144A)‡	4,308,000	4,300,725
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.8305%, 7/15/36 (144A)‡	12,391,000	12,389,252
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,585,000	8,968,034
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	5,181,200	5,233,221
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,460,176	5,588,949
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	7,083,000	7,115,681
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,914,000	17,358,652
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,333,000	11,589,134
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,739,000	10,718,275
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,769,000	17,607,140
Starwood Retail Property Trust 2014-STAR, 2.8305%, 11/15/27 (144A)‡	5,056,000	5,027,788
Starwood Retail Property Trust 2014-STAR, 3.5805%, 11/15/27 (144A)‡	16,854,884	16,610,460
Starwood Retail Property Trust 2014-STAR, 4.4805%, 11/15/27 (144A)‡	8,265,000	8,202,861
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	16,277,758
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	24,691,647	24,668,439
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9524%, 2/15/51‡	7,767,441	7,916,225
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.0805%, 1/15/27 (144A)‡	4,913,000	4,775,000
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.5805%, 2/15/27 (144A)‡	6,809,000	6,611,289
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.5805%, 2/15/27 (144A)‡	2,009,000	1,942,932

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	$30,802,800	$30,054,643
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $558,681,222)		551,323,666
Bank Loans and Mezzanine Loans – 1.6%
Communications – 0.3%
CCO Safari III LLC, 3.5000%, 1/24/23‡	21,041,000	20,997,235
Tribune Media Co., 3.7500%, 12/27/20‡	9,448,253	9,291,790
		30,289,025
Consumer Cyclical – 0.1%
Staples, Inc., 0%, 4/23/21(a),‡	7,232,000	7,138,563
Consumer Non-Cyclical – 0.1%
IMS Health, Inc., 3.5000%, 3/17/21‡	14,192,213	13,837,407
Technology – 1.1%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	45,540,000	44,999,440
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	52,966,041	52,789,664
		97,789,104
Total Bank Loans and Mezzanine Loans (cost $149,906,320)		149,054,099
Corporate Bonds – 39.1%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	21,744,000	21,233,623
Banking – 5.5%
Ally Financial, Inc., 8.0000%, 12/31/18	3,682,000	4,031,790
Ally Financial, Inc., 4.1250%, 3/30/20	20,656,000	20,552,720
Ally Financial, Inc., 5.7500%, 11/20/25	6,457,000	6,537,713
American Express Co., 6.8000%, 9/1/66‡	14,719,000	14,829,392
Bank of America Corp., 5.7500%, 8/15/16	6,765,000	6,930,824
Bank of America Corp., 8.0000%µ	31,229,000	31,775,507
Citigroup, Inc., 4.4500%, 9/29/27	35,314,000	35,080,186
Citizens Financial Group, Inc., 4.3000%, 12/3/25	23,036,000	23,157,123
Discover Financial Services, 3.9500%, 11/6/24	7,323,000	7,218,706
Discover Financial Services, 3.7500%, 3/4/25	15,767,000	15,141,145
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,731,000	33,611,995
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	7,789,000	8,090,240
Goldman Sachs Group, Inc., 4.2500%, 10/21/25	19,294,000	19,146,536
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	31,074,000	30,572,124
Morgan Stanley, 4.8750%, 11/1/22	7,937,000	8,423,157
Morgan Stanley, 4.3500%, 9/8/26	7,225,000	7,248,619
Morgan Stanley, 5.5500%µ	19,707,000	19,707,000
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	29,398,000	31,586,505
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	24,234,000	26,100,382
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	45,700,000	46,301,183
Santander UK PLC, 5.0000%, 11/7/23 (144A)	49,754,000	51,791,476
SVB Financial Group, 5.3750%, 9/15/20	16,865,000	18,451,035
Synchrony Financial, 3.0000%, 8/15/19	21,076,000	21,046,747
Wells Fargo & Co., 5.8750%µ	5,608,000	5,902,420
Zions Bancorporation, 5.8000%µ	5,329,000	5,102,518
		498,337,043
Basic Industry – 2.0%
Albemarle Corp., 4.1500%, 12/1/24	27,905,000	26,668,027
Albemarle Corp., 5.4500%, 12/1/44	20,794,000	20,111,479
Alcoa, Inc., 5.1250%, 10/1/24	25,197,000	22,929,270
Ashland, Inc., 3.8750%, 4/15/18	11,436,000	11,664,720
Ashland, Inc., 6.8750%, 5/15/43	15,039,000	14,287,050
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,456,000	32,406,602
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	17,086,000	16,882,762
LyondellBasell Industries NV, 4.6250%, 2/26/55	23,021,000	18,669,571
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	17,262,000	16,068,488
		179,687,969
Brokerage – 3.6%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	32,087,000	31,365,042
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,656,000	10,791,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Charles Schwab Corp., 3.0000%, 3/10/25	$11,767,000	$11,573,009
Charles Schwab Corp., 7.0000%µ	15,855,000	17,995,425
E*TRADE Financial Corp., 5.3750%, 11/15/22	21,480,000	22,500,300
E*TRADE Financial Corp., 4.6250%, 9/15/23	28,585,000	29,049,506
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	18,622,000	18,673,210
Lazard Group LLC, 6.8500%, 6/15/17	471,000	501,480
Lazard Group LLC, 4.2500%, 11/14/20	20,289,000	21,014,859
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	21,110,000	21,954,400
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	24,017,000	20,250,606
Raymond James Financial, Inc., 5.6250%, 4/1/24	47,636,000	52,721,191
Stifel Financial Corp., 4.2500%, 7/18/24	14,549,000	14,455,101
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	18,128,000	17,956,527
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	38,411,000	38,870,626
		329,672,848
Capital Goods – 2.7%
Ball Corp., 4.3750%, 12/15/20	11,260,000	11,435,937
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,291,000	12,100,489
Exelis, Inc., 4.2500%, 10/1/16	13,358,000	13,597,656
Exelis, Inc., 5.5500%, 10/1/21	5,774,000	6,331,763
FLIR Systems, Inc., 3.7500%, 9/1/16	18,017,000	18,277,093
GE Capital Trust I, 6.3750%, 11/15/67‡	22,871,000	23,771,546
General Electric Capital Corp., 6.3750%, 11/15/67‡	14,807,000	15,462,950
General Electric Co., 4.0000%µ	8,888,000	8,888,000
General Electric Co., 4.1000%µ	34,350,000	34,264,125
Hanson, Ltd., 6.1250%, 8/15/16	12,453,000	12,779,891
Harris Corp., 3.8320%, 4/27/25	7,433,000	7,320,977
Harris Corp., 5.0540%, 4/27/45	11,555,000	11,314,275
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	9,563,000	9,385,549
Owens Corning, 4.2000%, 12/1/24	7,915,000	7,703,274
Vulcan Materials Co., 7.0000%, 6/15/18	13,257,000	14,715,270
Vulcan Materials Co., 7.5000%, 6/15/21	7,148,000	8,327,420
Vulcan Materials Co., 4.5000%, 4/1/25	33,539,000	33,203,610
		248,879,825
Communications – 1.1%
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	14,451,000	14,400,566
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	50,164,000	50,115,190
Nielsen Finance LLC / Nielsen Finance Co., 4.5000%, 10/1/20	7,245,000	7,353,675
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	12,031,000	12,173,277
UBM PLC, 5.7500%, 11/3/20 (144A)	18,273,000	19,529,013
		103,571,721
Consumer Cyclical – 4.1%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	22,980,000	23,037,450
Brinker International, Inc., 3.8750%, 5/15/23	36,239,000	34,948,819
CVS Health Corp., 2.8000%, 7/20/20	34,958,000	35,115,031
CVS Health Corp., 3.5000%, 7/20/22	19,620,000	19,964,449
CVS Health Corp., 4.7500%, 12/1/22 (144A)	8,899,000	9,535,359
CVS Health Corp., 5.0000%, 12/1/24 (144A)	10,993,000	11,892,766
CVS Health Corp., 3.8750%, 7/20/25	34,877,000	35,594,769
DR Horton, Inc., 4.7500%, 5/15/17	7,044,000	7,246,515
DR Horton, Inc., 3.7500%, 3/1/19	12,391,000	12,391,000
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	31,455,000	31,804,182
General Motors Co., 3.5000%, 10/2/18	7,263,000	7,335,921
General Motors Co., 4.8750%, 10/2/23	51,283,000	52,445,021
General Motors Co., 4.0000%, 4/1/25	1,817,000	1,721,375
General Motors Financial Co., Inc., 3.1000%, 1/15/19	18,547,000	18,520,051
Macy's Retail Holdings, Inc., 5.9000%, 12/1/16	4,978,000	5,165,242
MDC Holdings, Inc., 5.5000%, 1/15/24	14,107,000	14,248,070

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	$5,914,000	$5,869,645
Toll Brothers Finance Corp., 4.0000%, 12/31/18	6,059,000	6,180,180
Toll Brothers Finance Corp., 5.8750%, 2/15/22	4,926,000	5,172,300
Toll Brothers Finance Corp., 4.3750%, 4/15/23	3,373,000	3,271,810
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.2500%, 5/30/23 (144A)	9,121,000	7,804,156
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	8,788,000	8,860,501
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	6,238,000	6,097,645
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	8,831,000	8,411,528
		372,633,785
Consumer Non-Cyclical – 3.4%
Actavis Funding SCS, 3.0000%, 3/12/20	27,452,000	27,430,176
Actavis Funding SCS, 3.8000%, 3/15/25	22,128,000	22,014,992
Actavis Funding SCS, 4.5500%, 3/15/35	21,550,000	20,943,518
Becton Dickinson and Co., 1.8000%, 12/15/17	18,133,000	18,106,635
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	24,031,000	25,713,170
HCA, Inc., 3.7500%, 3/15/19	8,893,000	8,959,697
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	13,647,000	13,611,709
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	11,694,000	11,774,630
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	22,084,000	21,673,834
Life Technologies Corp., 6.0000%, 3/1/20	14,918,000	16,537,409
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	3,094,000	3,132,675
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	10,090,000	10,065,209
Tyson Foods, Inc., 6.6000%, 4/1/16	9,053,000	9,172,780
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	25,169,000	25,236,176
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	14,519,000	14,801,816
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	20,579,000	20,320,363
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	23,375,000	22,979,495
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	14,626,000	14,212,406
		306,686,690
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	8,415,000	8,814,713
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	11,262,000	11,306,969
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	16,575,000	18,082,447
		38,204,129
Energy – 4.0%
Chevron Corp., 1.3450%, 11/15/17	14,690,000	14,643,771
Cimarex Energy Co., 5.8750%, 5/1/22	45,320,000	43,393,356
Cimarex Energy Co., 4.3750%, 6/1/24	43,374,000	38,479,244
DCP Midstream Operating LP, 4.9500%, 4/1/22	13,839,000	11,325,934
DCP Midstream Operating LP, 5.6000%, 4/1/44	4,226,000	2,566,543
Devon Energy Corp., 2.2500%, 12/15/18	13,877,000	12,665,024
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,206,000	8,492,471
EnLink Midstream Partners LP, 4.4000%, 4/1/24	12,208,000	9,666,270
EnLink Midstream Partners LP, 5.6000%, 4/1/44	9,818,000	6,838,188
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	28,773,000	28,786,005
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,588,000	8,106,067
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	8,489,000	7,298,944
Kinder Morgan, Inc., 6.5000%, 9/15/20	991,000	986,646
Kinder Morgan, Inc., 7.7500%, 1/15/32	10,148,000	9,629,569
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	8,133,000	8,755,313
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	18,087,000	14,288,730
Oceaneering International, Inc., 4.6500%, 11/15/24	34,935,000	29,315,740
Phillips 66 Partners LP, 3.6050%, 2/15/25	5,907,000	5,081,432
Shell International Finance BV, 2.2500%, 11/10/20	34,134,000	33,631,855
Southern Star Central Gas Pipeline, Inc., 6.0000%, 6/1/16 (144A)	2,088,000	2,108,492
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,433,000	21,730,331
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.1250%, 11/15/19	17,503,000	14,571,247

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Western Gas Partners LP, 5.3750%, 6/1/21	$35,258,000	$35,687,513
		368,048,685
Finance Companies – 1.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	19,624,000	20,090,070
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 7/1/22	10,817,000	10,938,691
CIT Group, Inc., 5.0000%, 5/15/17	5,000,000	5,150,000
CIT Group, Inc., 4.2500%, 8/15/17	48,111,000	49,193,497
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	33,181,000	34,674,145
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	18,357,000	18,861,817
International Lease Finance Corp., 8.7500%, 3/15/17	7,618,000	8,113,170
		147,021,390
Financial – 1.1%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	25,841,000	26,495,759
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,751,000	24,849,715
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	44,414,000	43,742,149
		95,087,623
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	6,237,000	6,261,642
Cintas Corp. No 2, 4.3000%, 6/1/21	6,969,000	7,357,083
		13,618,725
Insurance – 1.1%
ACE INA Holdings, Inc., 3.3500%, 5/3/26	21,001,000	20,936,653
CNO Financial Group, Inc., 4.5000%, 5/30/20	5,227,000	5,331,540
CNO Financial Group, Inc., 5.2500%, 5/30/25	16,987,000	17,284,272
Primerica, Inc., 4.7500%, 7/15/22	36,515,000	38,578,572
Voya Financial, Inc., 5.6500%, 5/15/53‡	13,949,000	13,739,765
		95,870,802
Owned No Guarantee – 0.1%
Korea National Oil Corp., 4.0000%, 10/27/16 (144A)	11,097,000	11,318,951
Real Estate Investment Trusts (REITs) – 1.7%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	5,181,000	5,093,405
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	26,025,000	26,999,480
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	11,861,000	11,600,805
Goodman Funding Pty, Ltd., 6.3750%, 4/15/21 (144A)	26,879,000	30,515,809
Post Apartment Homes LP, 4.7500%, 10/15/17	11,603,000	12,066,493
Reckson Operating Partnership LP, 6.0000%, 3/31/16	3,643,000	3,676,978
Retail Opportunity Investments Partnership LP, 5.0000%, 12/15/23	3,701,000	3,778,795
Retail Opportunity Investments Partnership LP, 4.0000%, 12/15/24	7,832,000	7,398,867
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,377,000	5,946,650
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,287,000	7,076,534
SL Green Realty Corp., 5.0000%, 8/15/18	11,605,000	12,177,115
SL Green Realty Corp., 7.7500%, 3/15/20	20,646,000	24,097,516
		150,428,447
Technology – 5.7%
Autodesk, Inc., 3.6000%, 12/15/22	12,254,000	11,903,303
Cadence Design Systems, Inc., 4.3750%, 10/15/24	34,392,000	34,144,756
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	45,538,000	46,131,224
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	3,634,000	3,776,962
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	22,702,000	23,107,980
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	77,704,000	79,840,083
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	9,394,000	9,152,668
Seagate HDD Cayman, 4.7500%, 6/1/23	3,826,000	3,348,825
Seagate HDD Cayman, 4.7500%, 1/1/25	61,811,000	51,470,205
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	20,207,000	15,506,064
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	23,891,000	16,718,277
Trimble Navigation, Ltd., 4.7500%, 12/1/24	40,271,000	40,014,111
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	56,585,000	55,460,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Verisk Analytics, Inc., 4.8750%, 1/15/19	$10,628,000	$11,116,771
Verisk Analytics, Inc., 5.8000%, 5/1/21	43,915,000	48,662,870
Verisk Analytics, Inc., 4.1250%, 9/12/22	13,240,000	13,340,147
Verisk Analytics, Inc., 4.0000%, 6/15/25	38,900,000	37,783,648
Verisk Analytics, Inc., 5.5000%, 6/15/45	21,204,000	20,244,816
		521,723,083
Transportation – 0.6%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	2,415,000	2,419,178
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	22,306,000	22,658,390
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	9,280,000	9,128,439
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,472,000	1,531,018
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	10,233,000	10,296,373
Southwest Airlines Co., 5.1250%, 3/1/17	10,960,000	11,390,695
		57,424,093
Total Corporate Bonds (cost $3,608,782,261)		3,559,449,432
Mortgage-Backed Securities – 21.9%
Fannie Mae Pool:
5.5000%, 1/1/25	2,221,466	2,392,996
4.0000%, 6/1/29	3,397,601	3,632,841
4.0000%, 9/1/29	9,295,106	9,938,324
5.0000%, 9/1/29	8,019,744	8,820,576
3.5000%, 10/1/29	43,692,190	45,827,816
5.0000%, 1/1/30	3,270,598	3,597,192
5.5000%, 1/1/33	1,499,047	1,684,869
4.0000%, 4/1/34	10,030,394	10,808,408
6.0000%, 10/1/35	7,463,355	8,476,380
6.0000%, 12/1/35	5,979,817	6,803,794
6.0000%, 2/1/37	2,897,680	3,331,158
6.0000%, 9/1/37	7,344,303	7,941,948
6.0000%, 10/1/38	7,407,509	8,374,736
7.0000%, 2/1/39	2,552,184	2,945,954
5.5000%, 12/1/39	12,311,861	13,729,083
5.5000%, 3/1/40	8,778,711	9,982,416
5.5000%, 4/1/40	19,532,289	21,790,608
4.5000%, 10/1/40	2,304,800	2,496,275
5.0000%, 10/1/40	2,475,917	2,769,425
5.0000%, 2/1/41	20,854,549	23,149,391
5.5000%, 2/1/41	4,896,964	5,568,486
5.0000%, 4/1/41	3,890,441	4,280,350
5.0000%, 5/1/41	4,023,306	4,443,237
5.5000%, 5/1/41	6,453,201	7,189,375
5.5000%, 6/1/41	13,171,866	14,913,393
5.5000%, 6/1/41	5,550,250	6,194,313
5.0000%, 7/1/41	769,448	853,448
5.5000%, 7/1/41	22,484,498	25,052,120
4.5000%, 8/1/41	9,983,073	10,814,093
5.0000%, 10/1/41	4,667,484	5,142,445
5.5000%, 12/1/41	12,557,176	14,077,420
5.5000%, 2/1/42	57,417,386	63,995,716
4.0000%, 6/1/42	14,144,656	15,058,797
3.5000%, 7/1/42	27,726,884	28,718,241
4.0000%, 7/1/42	8,893,782	9,467,955
4.0000%, 8/1/42	6,198,271	6,598,899
4.0000%, 9/1/42	7,938,437	8,454,555
4.0000%, 9/1/42	7,446,201	7,927,435
4.0000%, 11/1/42	9,152,272	9,742,734
4.0000%, 12/1/42	3,818,806	4,082,131
3.5000%, 1/1/43	17,742,421	18,333,247
3.5000%, 2/1/43	37,080,125	38,316,095

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 2/1/43	$907,192	$937,285
4.5000%, 2/1/43	39,651,603	43,001,043
3.5000%, 3/1/43	19,366,930	20,013,350
4.5000%, 3/1/43	13,724,867	15,060,914
4.0000%, 5/1/43	19,663,885	20,932,931
4.0000%, 7/1/43	26,337,248	28,044,809
4.0000%, 8/1/43	23,261,422	24,772,191
4.0000%, 9/1/43	6,926,016	7,375,782
3.5000%, 1/1/44	27,019,388	28,104,997
3.5000%, 1/1/44	10,731,849	11,159,381
4.0000%, 2/1/44	13,973,911	14,878,582
3.5000%, 4/1/44	13,104,525	13,582,553
3.5000%, 5/1/44	44,413,715	46,178,001
4.5000%, 5/1/44	68,497,670	75,537,808
5.5000%, 5/1/44	13,066,083	14,576,868
4.0000%, 6/1/44	22,107,979	23,536,458
4.0000%, 7/1/44	40,870,048	43,765,847
5.0000%, 7/1/44	16,514,740	18,566,153
4.0000%, 8/1/44	22,735,540	24,346,524
4.0000%, 8/1/44	8,510,182	9,113,166
4.5000%, 8/1/44	30,319,320	33,435,695
4.5000%, 10/1/44	23,254,624	25,648,376
4.5000%, 10/1/44	12,633,356	13,892,579
3.5000%, 2/1/45	32,728,800	33,817,747
4.5000%, 3/1/45	23,262,764	25,585,717
4.5000%, 5/1/45	23,343,738	25,746,802
4.5000%, 6/1/45	10,730,661	11,803,220
4.0000%, 9/1/45	67,398,482	71,784,490
4.5000%, 10/1/45	22,164,232	24,322,538
		1,257,240,482
Freddie Mac Gold Pool:
5.0000%, 1/1/19	1,279,468	1,323,259
5.5000%, 8/1/19	1,120,572	1,160,521
5.0000%, 6/1/20	2,771,364	2,936,047
5.5000%, 12/1/28	5,065,878	5,595,750
3.5000%, 7/1/29	8,253,210	8,639,740
3.5000%, 9/1/29	6,925,090	7,250,222
5.5000%, 10/1/36	5,459,023	6,116,960
5.5000%, 4/1/40	12,699,351	14,198,514
6.0000%, 4/1/40	779,256	887,293
4.5000%, 1/1/41	5,697,403	6,192,559
5.0000%, 5/1/41	9,220,049	10,269,488
5.5000%, 5/1/41	7,729,311	8,553,166
5.5000%, 8/1/41	17,829,090	20,328,677
5.5000%, 8/1/41	16,150,013	18,225,745
3.5000%, 2/1/44	13,926,325	14,388,550
4.5000%, 5/1/44	12,694,518	13,962,017
4.0000%, 8/1/44	3,772,733	4,027,000
4.5000%, 9/1/44	44,904,946	49,433,629
4.5000%, 6/1/45	20,860,878	22,967,251
		216,456,388
Ginnie Mae I Pool:
4.0000%, 8/15/24	4,467,996	4,748,189
5.1000%, 1/15/32	9,690,625	10,985,336
4.9000%, 10/15/34	11,130,063	12,270,281
5.5000%, 9/15/35	2,888,992	3,326,404
5.5000%, 3/15/36	4,328,876	4,896,900
5.5000%, 6/15/39	21,021,430	24,087,952
5.5000%, 8/15/39	11,894,906	13,521,890

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.5000%, 8/15/39	$7,899,213	$8,943,213
5.0000%, 9/15/39	15,255,518	17,115,243
5.0000%, 9/15/39	6,691,410	7,484,521
5.0000%, 10/15/39	4,229,871	4,692,490
5.0000%, 11/15/39	7,657,378	8,478,075
5.0000%, 1/15/40	2,390,422	2,643,903
5.0000%, 5/15/40	9,797,684	10,881,951
5.0000%, 5/15/40	2,682,970	2,990,222
5.0000%, 5/15/40	774,175	863,999
5.0000%, 7/15/40	8,047,162	8,909,628
5.0000%, 7/15/40	2,340,750	2,590,692
4.5000%, 9/15/40	7,995,573	8,726,408
5.0000%, 2/15/41	7,836,248	8,674,098
5.0000%, 4/15/41	2,682,801	2,970,643
4.5000%, 5/15/41	9,535,166	10,392,602
5.0000%, 5/15/41	3,115,805	3,497,114
4.5000%, 7/15/41	7,138,478	7,710,444
4.5000%, 7/15/41	2,283,198	2,489,854
4.5000%, 8/15/41	18,276,662	20,140,057
5.0000%, 9/15/41	4,278,353	4,738,293
5.0000%, 11/15/43	16,590,434	18,378,573
4.5000%, 5/15/44	9,720,561	10,606,047
5.0000%, 6/15/44	12,312,058	13,805,395
5.0000%, 6/15/44	7,247,706	8,111,398
4.0000%, 1/15/45	47,891,244	51,150,647
4.0000%, 4/15/45	9,322,035	10,037,935
		330,860,397
Ginnie Mae II Pool:
6.0000%, 11/20/34	4,080,134	4,564,802
5.5000%, 3/20/35	17,730,943	19,780,660
5.5000%, 3/20/36	4,605,479	5,133,098
5.5000%, 11/20/37	5,065,465	5,608,486
6.0000%, 1/20/39	1,845,902	2,063,977
7.0000%, 5/20/39	901,722	1,030,349
5.0000%, 6/20/41	9,882,085	10,823,167
5.0000%, 6/20/41	2,254,522	2,467,931
6.0000%, 10/20/41	793,295	899,202
6.0000%, 12/20/41	3,630,349	4,100,924
5.5000%, 1/20/42	5,912,534	6,573,733
6.0000%, 1/20/42	2,255,828	2,555,296
6.0000%, 2/20/42	3,476,756	3,936,572
6.0000%, 3/20/42	2,107,251	2,386,837
6.0000%, 4/20/42	8,577,104	9,713,101
3.5000%, 5/20/42	5,413,974	5,676,963
5.5000%, 5/20/42	6,940,714	7,736,157
6.0000%, 5/20/42	5,811,480	6,499,090
5.5000%, 7/20/42	10,897,622	12,011,497
6.0000%, 7/20/42	2,438,296	2,755,809
6.0000%, 8/20/42	2,532,792	2,868,581
6.0000%, 9/20/42	2,965,883	3,359,472
6.0000%, 11/20/42	2,453,037	2,763,372
6.0000%, 2/20/43	2,984,372	3,374,065
5.0000%, 12/20/44	8,625,839	9,660,385
5.0000%, 9/20/45	5,215,461	5,739,961
4.0000%, 11/20/45	40,658,946	43,968,487
		188,051,974
Total Mortgage-Backed Securities (cost $1,992,752,880)		1,992,609,241
U.S. Treasury Notes/Bonds – 28.5%
0.8750%, 1/31/17	119,720,800	119,730,138

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
0.8750%, 2/28/17	$17,150,700	$17,157,406
0.5000%, 4/30/17	129,842,000	129,162,407
0.6250%, 6/30/17	55,830,000	55,548,673
0.7500%, 6/30/17	27,349,100	27,263,634
0.8750%, 7/15/17	8,546,800	8,532,441
1.0000%, 9/15/17	902,300	901,771
0.6250%, 9/30/17	68,800,000	68,324,317
0.8750%, 10/15/17	1,543,600	1,538,957
0.7500%, 10/31/17	9,141,200	9,092,642
1.0000%, 12/15/17	184,622,600	184,370,221
0.7500%, 12/31/17	11,233,800	11,157,882
0.8750%, 1/31/18	17,898,200	17,808,709
0.7500%, 3/31/18	13,454,000	13,333,654
2.3750%, 5/31/18	18,023,900	18,531,525
0.8750%, 7/15/18	1,298,000	1,286,288
1.3750%, 7/31/18	59,111,800	59,338,080
1.5000%, 8/31/18	206,783,500	208,311,950
1.0000%, 9/15/18	179,999,000	178,719,387
1.6250%, 7/31/19	112,383,600	112,774,358
1.7500%, 9/30/19	68,070,800	68,530,822
1.5000%, 10/31/19	96,079,900	95,779,650
1.5000%, 11/30/19	189,048,700	188,295,530
1.6250%, 12/31/19	20,462,200	20,462,998
1.3750%, 3/31/20	2,240,000	2,212,437
1.3750%, 9/30/20	153,035,000	150,392,698
2.1250%, 9/30/21	58,006,900	58,618,699
2.2500%, 11/15/24	44,615,100	44,592,436
2.0000%, 8/15/25	31,836,000	31,041,342
2.2500%, 11/15/25	118,902,000	118,637,205
3.7500%, 11/15/43	11,264,100	12,973,957
3.6250%, 2/15/44	81,850,400	92,075,316
3.3750%, 5/15/44	1,286,700	1,380,890
3.1250%, 8/15/44	105,656,800	107,980,404
3.0000%, 11/15/44	28,758,500	28,654,020
2.5000%, 2/15/45	12,742,000	11,432,466
3.0000%, 5/15/45	135,928,000	135,306,809
2.8750%, 8/15/45	20,629,000	20,035,112
3.0000%, 11/15/45	168,086,000	167,580,397
Total U.S. Treasury Notes/Bonds (cost $2,589,716,759)		2,598,867,628
Preferred Stocks – 1.1%
Capital Markets – 0.5%
Morgan Stanley, 6.8750%	699,692	19,416,453
Morgan Stanley, 7.1250%	678,568	19,407,045
Morgan Stanley Capital Trust III, 6.2500%	119,847	3,053,702
Morgan Stanley Capital Trust IV, 6.2500%	15,964	405,007
Morgan Stanley Capital Trust V, 5.7500%	7,110	179,030
Morgan Stanley Capital Trust VIII, 6.4500%	49,680	1,257,401
		43,718,638
Commercial Banks – 0.3%
Citigroup Capital XIII, 6.6919%	413,278	10,741,095
Wells Fargo & Co., 6.6250%	657,285	18,883,798
		29,624,893
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	929,726	24,609,847
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	85,678	2,182,219
Total Preferred Stocks (cost $92,952,397)		100,135,597

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Investment Companies – 1.8%
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $161,210,438)	161,210,438	$161,210,438
Total Investments (total cost $9,154,002,277) – 100.1%		9,112,650,101
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(8,902,644)
Net Assets – 100%		$9,103,747,457

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,483,123,170	93.1%
United Kingdom	204,697,975	2.3
Netherlands	108,402,765	1.2
Singapore	97,789,104	1.1
Germany	67,732,380	0.7
Taiwan	55,460,373	0.6
Italy	30,572,124	0.3
Australia	30,515,809	0.3
Canada	23,037,450	0.3
South Korea	11,318,951	0.1

Total	$9,112,650,101	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $1,190,281,913, which represents 13.1% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	117,464,144	2,481,704,420	(2,437,958,126)	161,210,438	$ 134,506	$ 161,210,438

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,238,362	$16,145,407	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

Janus Investment Fund	17

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 551,323,666	$ -
Bank Loans and Mezzanine Loans	-	149,054,099	-
Corporate Bonds	-	3,559,449,432	-
Mortgage-Backed Securities	-	1,992,609,241	-
U.S. Treasury Notes/Bonds	-	2,598,867,628	-
Preferred Stocks	-	100,135,597	-
Investment Companies	-	161,210,438	-

Total Assets	$ -	$ 9,112,650,101	$ -

18	DECEMBER 31, 2015

Janus Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$9,154,002,277
Unaffiliated investments, at value	$8,951,439,663
Affiliated investments, at value	161,210,438
Cash	285,165
Non-interested Trustees' deferred compensation	183,992
Receivables:
Interest	59,213,224
Fund shares sold	14,587,993
Dividends	631,642
Dividends from affiliates	30,010
Other assets	91,310
Total Assets	9,187,673,437
Liabilities:
Payables:	—
Investments purchased	52,280,440
Fund shares repurchased	23,321,433
Advisory fees	3,426,588
Dividends	2,159,435
Transfer agent fees and expenses	1,343,043
12b-1 Distribution and shareholder servicing fees	524,202
Non-interested Trustees' deferred compensation fees	183,992
Fund administration fees	80,720
Non-interested Trustees' fees and expenses	54,039
Professional fees	29,537
Custodian fees	2,663
Accrued expenses and other payables	519,888
Total Liabilities	83,925,980
Net Assets	$9,103,747,457

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,283,109,662
Undistributed net investment income/(loss)	(13,433,274)
Undistributed net realized gain/(loss) from investments	(124,601,751)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(41,327,180)
Total Net Assets	$9,103,747,457
Net Assets - Class A Shares	$695,006,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,450,028
Net Asset Value Per Share(1)	$10.30
Maximum Offering Price Per Share(2)	$10.81
Net Assets - Class C Shares	$352,357,128
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,192,178
Net Asset Value Per Share(1)	$10.31
Net Assets - Class D Shares	$622,340,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,396,970
Net Asset Value Per Share	$10.30
Net Assets - Class I Shares	$5,286,093,943
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	512,999,898
Net Asset Value Per Share	$10.30
Net Assets - Class N Shares	$581,384,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,443,940
Net Asset Value Per Share	$10.30
Net Assets - Class R Shares	$38,252,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,712,090
Net Asset Value Per Share	$10.30
Net Assets - Class S Shares	$73,815,916
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,162,577
Net Asset Value Per Share	$10.31
Net Assets - Class T Shares	$1,454,496,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	141,186,662
Net Asset Value Per Share	$10.30

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$135,183,304
Dividends	4,186,189
Dividends from affiliates	134,506
Other income	293,876
Total Investment Income	139,797,875
Expenses:
Advisory fees	19,019,004
12b-1Distribution and shareholder servicing fees:
Class A Shares	944,213
Class C Shares	1,676,172
Class R Shares	90,902
Class S Shares	90,284
Transfer agent administrative fees and expenses:
Class D Shares	390,856
Class R Shares	45,621
Class S Shares	90,389
Class T Shares	1,832,361
Transfer agent networking and omnibus fees:
Class A Shares	383,940
Class C Shares	134,348
Class I Shares	3,121,304
Other transfer agent fees and expenses:
Class A Shares	29,270
Class C Shares	18,803
Class D Shares	76,435
Class I Shares	101,200
Class N Shares	3,846
Class R Shares	783
Class S Shares	722
Class T Shares	8,363
Fund administration fees	448,062
Shareholder reports expense	432,146
Registration fees	236,842
Non-interested Trustees’ fees and expenses	104,144
Professional fees	60,484
Custodian fees	20,906
Other expenses	390,244
Total Expenses	29,751,644
Less: Excess Expense Reimbursement	(111,737)
Net Expenses	29,639,907
Net Investment Income/(Loss)	110,157,968
Net Realized Gain/(Loss) on Investments:
Investments(1)	(42,041,100)
Total Net Realized Gain/(Loss) on Investments	(42,041,100)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(94,693,780)
Total Change in Unrealized Net Appreciation/Depreciation	(94,693,780)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(26,576,912)

(1) Includes $301,550 of realized gains and losses resulting from a redemption-in-kind during the period ended December 31, 2015.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Flexible Bond Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$110,157,968	$204,744,685
Net realized gain/(loss) on investments	(42,041,100)	9,714,681
Change in unrealized net appreciation/depreciation	(94,693,780)	(127,950,645)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(26,576,912)	86,508,721
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,259,662)	(17,037,689)
Class C Shares	(3,223,466)	(5,910,704)
Class D Shares	(8,638,727)	(17,951,976)
Class I Shares	(73,994,320)	(136,154,934)
Class N Shares	(8,391,187)	(13,196,421)
Class R Shares	(376,992)	(601,884)
Class S Shares	(839,278)	(2,278,817)
Class T Shares	(18,900,997)	(34,013,166)
Net Decrease from Dividends and Distributions to Shareholders	(123,624,629)	(227,145,591)
Capital Share Transactions:
Class A Shares	(78,802,391)	130,828,735
Class C Shares	9,123,807	50,051,149
Class D Shares	(10,589,091)	(8,681,141)
Class I Shares	(598,712,057)	2,567,934,904
Class N Shares	(47,028,458)	419,998,172
Class R Shares	4,943,958	11,363,687
Class S Shares	6,327,104	(46,034,806)
Class T Shares	68,976,061	295,202,236
Net Increase/(Decrease) from Capital Share Transactions	(645,761,067)	3,420,662,936
Net Increase/(Decrease) in Net Assets	(795,962,608)	3,280,026,066
Net Assets:
Beginning of period	9,899,710,065	6,619,683,999
End of period	$9,103,747,457	$9,899,710,065

Undistributed Net Investment Income/(Loss)	$(13,433,274)	$33,387

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50		$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.24(1)	0.25(1)		0.30	0.35	0.37
Net realized and unrealized gain/(loss)	(0.17)	(0.13)	0.31		(0.14)	0.46	0.19
Total from Investment Operations	(0.05)	0.11	0.56		0.16	0.81	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.27)	(0.30)		(0.30)	(0.35)	(0.38)
Distributions (from capital gains)	—	—	(0.12)		(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.13)	(0.27)	(0.42)		(0.51)	(0.50)	(0.72)
Net Asset Value, End of Period	$10.30	$10.48	$10.64		$10.50	$10.85	$10.54
Total Return*	(0.48)%	1.02%	5.47%		1.45%	7.97%	5.41%
Net Assets, End of Period (in thousands)	$695,006	$785,362	$666,272		$719,932	$697,880	$400,706
Average Net Assets for the Period (in thousands)	$740,001	$678,538	$649,984		$786,291	$539,788	$371,462
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.79%	0.80%		0.75%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.79%	0.79%		0.75%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	2.20%	2.25%	2.38%		2.09%	3.06%	3.51%
Portfolio Turnover Rate	39%	124%	118%		118%	126%	147%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.16(1)	0.17(1)	0.21	0.27	0.29
Net realized and unrealized gain/(loss)	(0.15)	(0.13)	0.31	(0.14)	0.46	0.19
Total from Investment Operations	(0.07)	0.03	0.48	0.07	0.73	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.19)	(0.22)	(0.21)	(0.27)	(0.30)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.10)	(0.19)	(0.34)	(0.42)	(0.42)	(0.64)
Net Asset Value, End of Period	$10.31	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return*	(0.72)%	0.28%	4.68%	0.65%	7.14%	4.62%
Net Assets, End of Period (in thousands)	$352,357	$349,070	$304,253	$432,713	$425,830	$268,575
Average Net Assets for the Period (in thousands)	$351,362	$332,035	$341,462	$470,325	$336,150	$264,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.53%	1.58%	1.55%	1.55%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.48%	1.53%	1.56%	1.55%	1.55%	1.51%
Ratio of Net Investment Income/(Loss)	1.53%	1.52%	1.60%	1.30%	2.29%	2.75%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Flexible Bond Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.47	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.26(1)	0.27(1)	0.32	0.37	0.39
Net realized and unrealized gain/(loss)	(0.16)	(0.14)	0.31	(0.14)	0.46	0.18
Total from Investment Operations	(0.03)	0.12	0.58	0.18	0.83	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.29)	(0.32)	(0.32)	(0.37)	(0.39)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.14)	(0.29)	(0.44)	(0.53)	(0.52)	(0.73)
Net Asset Value, End of Period	$10.30	$10.47	$10.64	$10.50	$10.85	$10.54
Total Return*	(0.28)%	1.12%	5.67%	1.61%	8.17%	5.59%
Net Assets, End of Period (in thousands)	$622,341	$643,371	$662,074	$750,690	$802,674	$686,500
Average Net Assets for the Period (in thousands)	$637,721	$658,439	$677,831	$825,062	$747,701	$691,039
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.60%	0.61%	0.60%	0.59%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.61%	0.60%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	2.40%	2.46%	2.57%	2.25%	3.28%	3.68%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.26(1)	0.27(1)	0.32	0.38	0.40
Net realized and unrealized gain/(loss)	(0.17)	(0.13)	0.31	(0.14)	0.46	0.18
Total from Investment Operations	(0.04)	0.13	0.58	0.18	0.84	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.29)	(0.32)	(0.32)	(0.38)	(0.40)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.14)	(0.29)	(0.44)	(0.53)	(0.53)	(0.74)
Net Asset Value, End of Period	$10.30	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return*	(0.35)%	1.24%	5.69%	1.66%	8.21%	5.62%
Net Assets, End of Period (in thousands)	$5,286,094	$5,971,814	$3,486,670	$2,918,160	$1,691,809	$1,230,115
Average Net Assets for the Period (in thousands)	$5,379,115	$5,007,807	$3,017,072	$2,181,783	$1,567,379	$1,067,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.57%	0.62%	0.56%	0.55%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.57%	0.59%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	2.45%	2.46%	2.59%	2.28%	3.29%	3.72%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$10.47	$10.63	$10.50	$10.85	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.27(2)	0.29(2)	0.39	0.05
Net realized and unrealized gain/(loss)	(0.15)	(0.12)	0.30	(0.19)	0.01
Total from Investment Operations	(0.02)	0.15	0.59	0.20	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.31)	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	—
Total Dividends and Distributions	(0.15)	(0.31)	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.30	$10.47	$10.63	$10.50	$10.85
Total Return*	(0.20)%	1.37%	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$581,384	$638,030	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$584,838	$467,431	$161,478	$210,599	$196,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Investment Income/(Loss)	2.57%	2.57%	2.78%	2.45%	2.78%
Portfolio Turnover Rate	39%	124%	118%	118%	126%

Class R Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.19(2)	0.20(2)	0.26	0.31	0.33
Net realized and unrealized gain/(loss)	(0.16)	(0.12)	0.32	(0.14)	0.46	0.18
Total from Investment Operations	(0.07)	0.07	0.52	0.12	0.77	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.23)	(0.26)	(0.26)	(0.31)	(0.33)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.11)	(0.23)	(0.38)	(0.47)	(0.46)	(0.67)
Net Asset Value, End of Period	$10.30	$10.48	$10.64	$10.50	$10.85	$10.54
Total Return*	(0.68)%	0.61%	5.05%	1.02%	7.54%	4.94%
Net Assets, End of Period (in thousands)	$38,252	$33,915	$23,049	$30,080	$26,212	$9,585
Average Net Assets for the Period (in thousands)	$35,676	$28,705	$24,473	$29,460	$13,660	$7,906
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.19%	1.20%	1.17%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.19%	1.20%	1.17%	1.18%	1.20%
Ratio of Net Investment Income/(Loss)	1.81%	1.84%	1.95%	1.67%	2.63%	3.06%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Flexible Bond Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.64	$10.50	$10.85	$10.55	$10.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.23(1)	0.23(1)	0.28	0.34	0.35
Net realized and unrealized gain/(loss)	(0.16)	(0.14)	0.32	(0.14)	0.45	0.19
Total from Investment Operations	(0.05)	0.09	0.55	0.14	0.79	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.25)	(0.29)	(0.28)	(0.34)	(0.36)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.12)	(0.25)	(0.41)	(0.49)	(0.49)	(0.70)
Net Asset Value, End of Period	$10.31	$10.48	$10.64	$10.50	$10.85	$10.55
Total Return*	(0.45)%	0.87%	5.31%	1.26%	7.69%	5.21%
Net Assets, End of Period (in thousands)	$73,816	$68,701	$116,274	$75,202	$74,154	$57,799
Average Net Assets for the Period (in thousands)	$70,719	$92,884	$83,118	$78,304	$66,641	$60,614
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.95%	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	2.07%	2.18%	2.23%	1.91%	2.92%	3.31%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.47	$10.63	$10.49	$10.85	$10.54	$10.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.25(1)	0.26(1)	0.31	0.36	0.38
Net realized and unrealized gain/(loss)	(0.15)	(0.13)	0.31	(0.15)	0.46	0.18
Total from Investment Operations	(0.03)	0.12	0.57	0.16	0.82	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.28)	(0.31)	(0.31)	(0.36)	(0.38)
Distributions (from capital gains)	—	—	(0.12)	(0.21)	(0.15)	(0.34)
Total Dividends and Distributions	(0.14)	(0.28)	(0.43)	(0.52)	(0.51)	(0.72)
Net Asset Value, End of Period	$10.30	$10.47	$10.63	$10.49	$10.85	$10.54
Total Return*	(0.32)%	1.12%	5.58%	1.42%	8.06%	5.47%
Net Assets, End of Period (in thousands)	$1,454,497	$1,409,448	$1,135,441	$1,165,892	$1,286,847	$794,629
Average Net Assets for the Period (in thousands)	$1,434,271	$1,300,050	$1,096,557	$1,333,891	$1,033,338	$727,010
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.69%	0.69%	0.69%	0.70%
Ratio of Net Investment Income/(Loss)	2.33%	2.35%	2.49%	2.16%	3.14%	3.56%
Portfolio Turnover Rate	39%	124%	118%	118%	126%	147%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

Janus Investment Fund	27

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

28	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

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Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Janus Investment Fund	31

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses,

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Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

and extraordinary expenses, exceed the annual rate of 0.51%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their

Janus Investment Fund	33

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $22,981.

34	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $25,689.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $34,506,296 in purchases and $37,815,463 in sales, resulting in a net realized loss of $649,415. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,164,719,902	$ 88,940,590	$ (141,010,391)	$ (52,069,801)

Janus Investment Fund	35

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (76,513,852)	$ -	$ (76,513,852)

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	14,770,818	$ 154,145,379	35,563,453	$ 377,091,185
Reinvested dividends and distributions	767,975	8,006,053	1,440,030	15,271,924
Shares repurchased	(23,063,267)	(240,953,823)	(24,667,674)	(261,534,374)
Net Increase/(Decrease)	(7,524,474)	$ (78,802,391)	12,335,809	$ 130,828,735
Class C Shares:
Shares sold	5,023,535	$ 52,411,628	11,841,617	$ 125,574,139
Reinvested dividends and distributions	234,563	2,444,806	416,282	4,414,787
Shares repurchased	(4,387,458)	(45,732,627)	(7,538,417)	(79,937,777)
Net Increase/(Decrease)	870,640	$ 9,123,807	4,719,482	$ 50,051,149
Class D Shares:
Shares sold	3,305,579	$ 34,544,196	7,377,173	$ 78,235,629
Reinvested dividends and distributions	775,963	8,086,971	1,580,720	16,764,097
Shares repurchased	(5,105,549)	(53,220,258)	(9,782,719)	(103,680,867)
Net Increase/(Decrease)	(1,024,007)	$ (10,589,091)	(824,826)	$ (8,681,141)
Class I Shares:
Shares sold	108,366,216	$1,131,492,304	324,484,860	$3,439,715,749
Reinvested dividends and distributions	6,336,933	66,046,881	11,812,407	125,290,218
Shares repurchased	(171,799,649)	(1,796,251,242)	(94,012,829)	(997,071,063)
Net Increase/(Decrease)	(57,096,500)	$ (598,712,057)	242,284,438	$2,567,934,904
Class N Shares:
Shares sold	9,603,239	$ 100,320,338	55,424,854	$ 586,766,460
Reinvested dividends and distributions	761,162	7,930,217	1,169,637	12,398,182
Shares repurchased	(14,851,682)	(155,279,013)	(16,882,670)	(179,166,470)
Net Increase/(Decrease)	(4,487,281)	$ (47,028,458)	39,711,821	$ 419,998,172
Class R Shares:
Shares sold	1,036,097	$ 10,815,978	2,166,567	$ 22,978,506
Reinvested dividends and distributions	25,889	269,746	42,666	452,520
Shares repurchased	(587,419)	(6,141,766)	(1,138,625)	(12,067,339)
Net Increase/(Decrease)	474,567	$ 4,943,958	1,070,608	$ 11,363,687
Class S Shares:
Shares sold	1,781,040	$ 18,609,101	3,914,349	$ 41,538,760
Reinvested dividends and distributions	80,337	837,333	214,293	2,271,784
Shares repurchased	(1,256,392)	(13,119,330)	(8,499,747)	(89,845,350)
Net Increase/(Decrease)	604,985	$ 6,327,104	(4,371,105)	$ (46,034,806)
Class T Shares:
Shares sold	24,017,095	$ 250,547,084	55,086,507	$ 584,070,727
Reinvested dividends and distributions	1,799,262	18,746,763	3,180,031	33,719,007
Shares repurchased	(19,213,803)	(200,317,786)	(30,454,452)	(322,587,498)
Net Increase/(Decrease)	6,602,554	$ 68,976,061	27,812,086	$ 295,202,236

36	DECEMBER 31, 2015

Janus Flexible Bond Fund (unaudited)

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,423,954,404	$ 1,058,131,981	$ 2,139,875,314	$ 3,096,119,682

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

38	DECEMBER 31, 2015

Janus Flexible Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2015

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

42	DECEMBER 31, 2015

Janus Flexible Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	43

Janus Flexible Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	45

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	47

Janus Flexible Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

48	DECEMBER 31, 2015

Janus Flexible Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	DECEMBER 31, 2015

Janus Flexible Bond Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108239				125-24-93019 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Bond Fund

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Christopher Diaz co-portfolio manager	Ryan Myerberg co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2015, Janus Global Bond Fund’s Class I Shares returned -1.14% compared with -0.08% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and -0.87% for the Fund's secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

INVESTMENT ENVIRONMENT

Global fixed-income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies during the latter half of 2015. Volatility emanating from China, as that country struggled with slowing growth was among the factors that caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted. Also in December, the European Central Bank’s (ECB) plan to extend its asset-purchase program by six months fell flat with investors, who had hoped for more. The move sent the yield on 2-year and 10-year German bunds sharply higher.

Investment-grade corporate spreads widened late summer but later retreated as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period. A strong dollar and weak commodities prices kept emerging market currencies under pressure.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark for the period. Given the current environment, we believe it prudent for fixed income managers to act with elevated caution and have positioned the portfolio accordingly. Reasons for our defensive positioning include evidence of the corporate sector being in the late innings of a credit cycle, tepid global growth and weak energy prices creating stress on national and corporate balance sheets.

On an asset class basis, corporate credits detracted from relative performance. Starting late summer, credit spreads widened as investors assessed the threatening combination of slowing global growth and elevated levels of shareholder-friendly activity. While spread widening within investment-grade credits weighed most on performance, the Fund’s out-of-benchmark allocation to high-yield credits was a negative factor as well. Also detracting from relative performance were our commercial mortgage-backed securities (CMBS) holdings.

The credit sectors that weighed most on relative results were technology, independent energy and pharmaceuticals. Hard disk manufacturer Seagate detracted from relative performance. We invested in Seagate in 2014 due to its leading position in an industry that had undergone consolidation. Recently, hard disk demand has softened due to weak personal computer growth in emerging markets and a strong U.S. dollar. Still, Seagate maintains a conservative balance sheet and management aims to reduce leverage further. The company continues to generate solid free cash flow, and, in our view, has a sufficient equity cushion to protect bondholders.

During the latter part of the year, North American energy prices experienced another leg down. This soured the mood of many investors toward companies within the sector. Chesapeake Energy, a major natural gas producer with some oil assets, was one such issuer. Although the company has achieved productivity gains to help combat the weak price environment, we exited the position during the period.

The Fund’s yield curve positioning and substantial underweight to government related issuers contributed to performance. The credit sectors contributing most to relative performance were banking, diversified

Janus Investment Fund	1

Janus Global Bond Fund (unaudited)

manufacturing and metals and mining. We are overweight to banking, and underweight to the other two sectors given our view that global growth may continue to slow and demand for a range of metals should remain tepid.

Sovereign issuers that aided performance included Ireland and Spain. Both countries undertook meaningful governmental and market reforms as they fought to emerge from Europe’s debt crisis. Budgets have been rationalized and growth-friendly initiatives have been implemented, serving as a template for other countries within the region still searching for a path to stability and market trust.

Banking and payment technology company Fidelity National Information Services was a leading individual contributor. We like the company’s solid business model, which can remain stable in a tepid economic environment. We believe that management has the opportunity to better penetrate its customer base and can use free cash flow to pay down debt.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

The U.S. having entered a rising rate environment far from clarifies the outlook for global interest rate and monetary policy. The U.S. is one of the highest yielders among advanced economies, but the trajectory and cadence of future rate hikes is by no means settled. The Fed’s optimistic economic projections call for four rate hikes of 0.25% during 2016. We view that scenario as doubtful. The rails of future U.S. growth may be confined within the 1.5% to 3% range. In such an environment, we would suspect the interest rate that the Fed deems appropriate over the long-term to be lower than its pre-crisis average.

Subpar growth trajectories are evidenced in low rates of inflation in both the U.S. and abroad. What had earlier been considered an issue of excess supply across commodities – especially with regard to North American crude production and OPEC’s refusal to rationalize output – now can partly be ascribed to flagging demand. Low inflation complicates many central banks’ accommodative goals as it acts as a de-facto tightening mechanism. Most vulnerable to this are emerging markets whose consumption basket is weighted toward energy and food. Disinflation within the U.S. would likely keep downward pressure on the long-end of the Treasurys curve.

ECB officials are dealing with the same issue as its asset-purchasing program has yet to spur inflation and subsequently catalyze aggregate demand. The euro’s sharp advance in December may further add to disinflationary pressure. Many continental economies, led by Ireland and Spain, have made substantive reforms. We expect the yields on the bonds of reforming countries to converge toward those of German Bunds. While the economic situation slowly improves, the region faces an array of geopolitical risks. The UK is expected hold a referendum on a so-called “Brexit” during 2016. At the very least, the country will seek to negotiate its relationship with the European Union.

Emerging markets remained challenged. But given their abysmal recent run, we expect many of the hurdles have been priced in. Before increasing exposure to these regions it is necessary to differentiate between the dispersed range of potential outcomes. Brazil, for example, is mired not only in a commodities-driven recession, but also a political quagmire, including the possibility of impeachment proceedings against the president.

A risk we continue to monitor in emerging markets is the pressure that weak currencies and low prices for basic materials may place on the government and corporate balance sheets. Emerging market debt has surged over the past several years, and while a greater share is denominated in local currency, a sizeable amount remains U.S. dollar-denominated, meaning the risk of default is on the table should revenues weaken further. There are bright spots. In our opinion, India continues to lead the way in reforms among the largest developing economies, and Mexico may represent an attractive risk/reward profile.

While we see opportunity in 2016, our positioning remains defensive. The Fund’s credit allocation is near the low end of its historical range. We are overweight the U.S. dollar and have portfolio duration below that of the benchmark. In light of widening of spreads among corporate credit in the fourth quarter and risks roiling across many regions, we are closely adhering to our long-standing core tenets of capital preservation and risk adjusted returns. Perhaps at no other time since the financial crisis have these principles been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus Global Bond Fund.

2	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.88%	0.97%
Class A Shares MOP	0.84%	0.93%
Class C Shares**	0.15%	0.24%
Class D Shares	1.02%	1.18%
Class I Shares	1.16%	1.26%
Class N Shares	1.25%	1.35%
Class S Shares	0.74%	0.83%
Class T Shares	1.00%	1.10%
Weighted Average Maturity		11.1 Years
Average Effective Duration***		6.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.6%
AA	17.4%
A	15.3%
BBB	33.7%
BB	9.3%
B	2.5%
CCC	0.5%
Not Rated	19.1%
Other	1.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	38.9%
Foreign Government Bonds	32.1%
Asset-Backed/Commercial Mortgage-Backed Securities	15.4%
U.S. Treasury Notes/Bonds	7.5%
Bank Loans and Mezzanine Loans	3.5%
Investment Companies	2.4%
Preferred Stocks	0.6%
Other	(0.4)%
100.0%

Janus Investment Fund	3

Janus Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015					per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.28%	-4.44%	2.54%	2.54%	1.04%	0.98%
Class A Shares at MOP	-5.98%	-8.99%	1.55%	1.54%
Class C Shares at NAV	-1.64%	-5.15%	1.79%	1.78%	1.81%	1.74%
Class C Shares at CDSC	-2.62%	-6.09%	1.79%	1.78%
Class D Shares(1)	-1.28%	-4.36%	2.65%	2.65%	0.89%	0.82%
Class I Shares	-1.14%	-4.30%	2.78%	2.77%	0.80%	0.74%
Class N Shares	-1.10%	-4.11%	2.65%	2.65%	0.70%	0.66%
Class S Shares	-1.04%	-4.27%	2.50%	2.49%	1.19%	1.16%
Class T Shares	-1.21%	-4.34%	2.59%	2.59%	0.96%	0.91%
Barclays Global Aggregate Bond Index	-0.08%	-3.15%	0.90%	1.20%
Barclays Global Aggregate Corporate Bond Index	-0.87%	-3.56%	2.98%	3.32%
Morningstar Quartile - Class I Shares	-	3rd	1st	2nd
Morningstar Ranking - based on total returns for World Bond Funds	-	198/376	63/286	75/286

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Christopher Diaz and Ryan Myerberg are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$987.20	$5.15	$1,000.00	$1,019.96	$5.23	1.03%
Class C Shares	$1,000.00	$983.60	$8.88	$1,000.00	$1,016.19	$9.02	1.78%
Class D Shares	$1,000.00	$987.20	$4.20	$1,000.00	$1,020.91	$4.27	0.84%
Class I Shares	$1,000.00	$988.60	$3.85	$1,000.00	$1,021.27	$3.91	0.77%
Class N Shares	$1,000.00	$989.00	$3.35	$1,000.00	$1,021.77	$3.41	0.67%
Class S Shares	$1,000.00	$989.60	$2.85	$1,000.00	$1,022.27	$2.90	0.57%
Class T Shares	$1,000.00	$987.90	$4.55	$1,000.00	$1,020.56	$4.62	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 15.4%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$221,000		$224,622
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	391,000		385,812
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	440,000		431,345
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	494,000		428,844
Boca Hotel Portfolio Trust 2013-BOCA, 3.3805%, 8/15/26 (144A)‡	350,000		349,386
Broadgate Financing PLC, 1.5406%, 1/5/22‡	819,894	GBP	1,178,304
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		160,050
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		208,921
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	526,000		491,063
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	415,858		411,487
DECO 12-UK 4 PLC, 0.8494%, 1/27/20‡	1,538,882	GBP	2,126,970
DECO 2012-MHILL, Ltd., 2.8481%, 7/28/21‡	1,950,000	GBP	2,866,603
DECO 2012-MHILL, Ltd., 2.8481%, 7/28/21‡	1,080,000	GBP	1,575,992
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	903,000		884,940
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6216%, 3/25/25‡	646,000		644,138
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	768,794		689,545
GS Mortgage Securities Corp. II, 3.4350%, 12/10/27 (144A)‡	680,000		649,505
Hilton USA Trust 2013-HLT, 4.4533%, 11/5/30 (144A)‡	200,000		199,921
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU,
3.8305%, 12/15/28 (144A)‡	163,000		162,977
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.1305%, 1/15/32 (144A)‡	303,000		300,917
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.2805%, 1/15/32 (144A)‡	305,000		299,953
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.0805%, 7/15/36 (144A)‡	133,000		132,775
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.8305%, 7/15/36 (144A)‡	403,000		402,943
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		290,046
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	156,000		157,566
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		153,819
Leek Finance Number Eighteen PLC, 0.8570%, 9/21/38‡	1,300,000	EUR	1,386,675
London & Regional Debt Securitisation No 2 PLC, 5.8794%, 10/15/18‡	1,960,211	GBP	2,899,580
Magellan Mortgages No 3 PLC, 0.2360%, 5/15/58‡	3,352,226	EUR	3,110,740
Nemus II Arden PLC, 0.8031%, 2/15/20‡	2,800,132	GBP	4,013,868
Residential Mortgage Securities 28 PLC, 2.2358%, 6/15/46‡	1,579,000	GBP	2,261,687
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	276,000		277,273
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		432,164
Scandinavian Consumer Loans IV, 3.9500%, 1/15/37‡	16,100,000	NOK	1,818,200
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	1,594,284		1,578,341
Starwood Retail Property Trust 2014-STAR, 3.5805%, 11/15/27 (144A)‡	3,330,900		3,282,596
Starwood Retail Property Trust 2014-STAR, 4.4805%, 11/15/27 (144A)‡	439,000		435,699
Trinity Square 2015-1 PLC, 4.7500%, 7/15/51 (144A)‡	1,370,000	GBP	1,937,630
Ulysses European Loan Conduit No 27 PLC, 0.8094%, 7/25/17‡	1,006,000	GBP	1,401,279
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,134,158		1,106,610
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $44,889,344)			41,750,786
Bank Loans and Mezzanine Loans – 3.5%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	665,000		663,617
Consumer Cyclical – 0.1%
Staples, Inc., 0%, 4/23/21(a),‡	266,000		262,563
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	603,255		589,670
Industrial – 0.7%
American Builders & Contractors Supply Co., Inc., 3.5000%, 4/16/20‡	1,942,973		1,924,145
Technology – 2.3%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	1,407,000		1,390,299

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Technology – (continued)
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	$4,719,221		$4,703,506
			6,093,805
Total Bank Loans and Mezzanine Loans (cost $9,601,113)			9,533,800
Corporate Bonds – 38.9%
Banking – 9.0%
ABN AMRO Bank NV, 4.7500%, 7/28/25 (144A)	2,974,000		2,964,186
Allied Irish Banks PLC, 4.1250%, 11/26/25‡	1,325,000	EUR	1,446,947
Ally Financial, Inc., 5.7500%, 11/20/25	198,000		200,475
Bank of America Corp., 8.0000%µ	731,000		743,792
Bank of Ireland, 4.2500%, 6/11/24	2,557,000	EUR	2,875,690
Bankia SA, 4.0000%, 5/22/24‡	1,400,000	EUR	1,507,932
Citigroup, Inc., 4.4500%, 9/29/27	1,113,000		1,105,631
Citizens Financial Group, Inc., 4.3000%, 12/3/25	703,000		706,696
Goldman Sachs Group, Inc., 4.2500%, 10/21/25	627,000		622,208
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	2,882,000		2,835,453
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,565,586
Morgan Stanley, 4.8750%, 11/1/22	251,000		266,374
Morgan Stanley, 4.1000%, 5/22/23	493,000		498,029
Morgan Stanley, 4.3500%, 9/8/26	228,000		228,745
Royal Bank of Scotland Group PLC, 1.6250%, 6/25/19	1,421,000	EUR	1,571,787
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	2,310,000		2,487,905
UBS AG, 4.7500%, 2/12/26‡	1,310,000	EUR	1,521,311
Wells Fargo & Co., 5.8750%µ	230,000		242,075
Zions Bancorporation, 5.8000%µ	140,000		134,050
			24,524,872
Basic Industry – 1.2%
Albemarle Corp., 1.8750%, 12/8/21	1,407,000	EUR	1,471,950
Albemarle Corp., 4.1500%, 12/1/24	403,000		385,136
Alcoa, Inc., 5.1250%, 10/1/24	821,000		747,110
Ashland, Inc., 6.8750%, 5/15/43	617,000		586,150
			3,190,346
Brokerage – 2.6%
E*TRADE Financial Corp., 5.3750%, 11/15/22	328,000		343,580
E*TRADE Financial Corp., 4.6250%, 9/15/23	1,118,000		1,136,167
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	571,000		572,570
Lazard Group LLC, 4.2500%, 11/14/20	764,000		791,333
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	533,000		554,320
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	577,000		486,514
Raymond James Financial, Inc., 5.6250%, 4/1/24	1,677,000		1,856,021
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	707,000		700,312
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	588,000		595,036
			7,035,853
Capital Goods – 3.2%
Ball Corp., 3.5000%, 12/15/20	1,293,000	EUR	1,441,647
Ball Corp., 4.3750%, 12/15/23	1,293,000	EUR	1,442,911
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		623,189
Exelis, Inc., 5.5500%, 10/1/21	794,000		870,700
GE Capital Trust I, 6.3750%, 11/15/67‡	240,000		249,450
General Electric Capital Corp., 6.3750%, 11/15/67‡	344,000		359,239
General Electric Co., 4.0000%µ	617,000		617,000
General Electric Co., 4.1000%µ	947,000		944,632
Harris Corp., 3.8320%, 4/27/25	276,000		271,840
Harris Corp., 5.0540%, 4/27/45	417,000		408,313
Martin Marietta Materials, Inc., 1.7031%, 6/30/17‡	639,000		634,554
Mohawk Industries, Inc., 2.0000%, 1/14/22	748,000	EUR	820,801
			8,684,276

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – 2.0%
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	$469,000		$467,363
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	1,618,000		1,616,426
Rogers Communications, Inc., 5.3800%, 11/4/19	654,000	CAD	527,540
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	2,713,000		2,862,215
			5,473,544
Consumer Cyclical – 4.8%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	804,000		806,010
CVS Health Corp., 2.8000%, 7/20/20	1,116,000		1,121,013
CVS Health Corp., 3.5000%, 7/20/22	626,000		636,990
CVS Health Corp., 3.8750%, 7/20/25	930,000		949,139
DR Horton, Inc., 3.7500%, 3/1/19†	493,000		493,000
Expedia, Inc., 2.5000%, 6/3/22	1,569,000	EUR	1,679,633
FCE Bank PLC, 1.8750%, 4/18/19	860,000	EUR	963,789
FCE Bank PLC, 1.8750%, 6/24/21	782,000	EUR	863,541
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	962,000		972,679
General Motors Co., 4.8750%, 10/2/23	640,000		654,502
General Motors Co., 4.0000%, 4/1/25	59,000		55,895
General Motors Financial Co., Inc., 3.1000%, 1/15/19	603,000		602,124
Schaeffler Finance BV, 3.2500%, 5/15/19	714,000	EUR	783,747
Schaeffler Finance BV, 3.5000%, 5/15/22	698,000	EUR	774,603
Volkswagen International Finance NV, 3.5000%µ	747,000	EUR	678,055
Volkswagen International Finance NV, 3.7500%µ	393,000	EUR	396,198
Volkswagen International Finance NV, 4.6250%µ	181,000	EUR	190,417
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	316,000		300,990
			12,922,325
Consumer Non-Cyclical – 3.3%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		924,265
Actavis Funding SCS, 3.8000%, 3/15/25	793,000		788,950
Actavis Funding SCS, 4.5500%, 3/15/35	589,000		572,424
Bayer AG, 2.3750%, 4/2/75‡	1,261,000	EUR	1,284,568
FMC Finance VIII SA, 5.2500%, 7/31/19	325,000	EUR	402,268
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	787,000		842,090
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	448,000		446,841
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	385,000		387,655
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	844,000		828,324
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	795,000		785,008
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	939,000		923,112
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	774,000		752,113
			8,937,618
Energy – 2.9%
Cimarex Energy Co., 5.8750%, 5/1/22	275,000		263,309
Cimarex Energy Co., 4.3750%, 6/1/24	780,000		691,977
DCP Midstream Operating LP, 5.6000%, 4/1/44	202,000		122,679
EnLink Midstream Partners LP, 5.6000%, 4/1/44	327,000		227,754
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	1,895,000		1,895,857
Shell International Finance BV, 2.2500%, 11/10/20	1,060,000		1,044,406
Total SA, 2.2500%µ	2,296,000	EUR	2,301,489
Total SA, 2.6250%µ	1,505,000	EUR	1,441,140
			7,988,611
Finance Companies – 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	567,000		580,466
Baggot Securities, Ltd., 10.2400% (144A)µ	290,000	EUR	315,115
			895,581
Financial – 1.0%
Kennedy Wilson Europe Real Estate PLC, 3.9500%, 6/30/22	1,921,000	GBP	2,765,328
Government Sponsored – 0.6%
Permanent TSB PLC, 2.3750%, 5/22/18	1,500,000	EUR	1,653,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Insurance – 0.9%
ACE INA Holdings, Inc., 3.3500%, 5/3/26	$668,000		$665,953
CNO Financial Group, Inc., 4.5000%, 5/30/20	184,000		187,680
CNO Financial Group, Inc., 5.2500%, 5/30/25	522,000		531,135
Primerica, Inc., 4.7500%, 7/15/22	861,000		909,658
			2,294,426
Real Estate Investment Trusts (REITs) – 0.6%
Prologis International Funding II SA, 2.7500%, 10/23/18	1,370,000	EUR	1,560,963
Technology – 6.5%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	3,042,000		3,020,131
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	1,480,000		1,499,280
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	739,000		752,216
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	2,530,000		2,599,550
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	328,000		319,574
Seagate HDD Cayman, 4.7500%, 6/1/23	157,000		137,419
Seagate HDD Cayman, 4.7500%, 1/1/25	1,295,000		1,078,350
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	672,000		515,667
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	446,000		312,099
Trimble Navigation, Ltd., 4.7500%, 12/1/24	1,956,000		1,943,523
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	2,155,000		2,112,169
Verisk Analytics, Inc., 4.8750%, 1/15/19	490,000		512,535
Verisk Analytics, Inc., 5.8000%, 5/1/21	699,000		774,572
Verisk Analytics, Inc., 4.0000%, 6/15/25	1,374,000		1,334,569
Verisk Analytics, Inc., 5.5000%, 6/15/45	743,000		709,390
			17,621,044
Total Corporate Bonds (cost $110,877,221)			105,548,676
Foreign Government Bonds – 32.1%
Bundesrepublik Deutschland, 1.0000%, 8/15/24	2,559,000	EUR	2,905,604
Bundesrepublik Deutschland, 0.5000%, 2/15/25	524,000	EUR	565,878
Bundesrepublik Deutschland, 2.5000%, 7/4/44	561,000	EUR	759,907
Ireland Government Bond, 3.9000%, 3/20/23	4,105,000	EUR	5,451,358
Ireland Government Bond, 3.4000%, 3/18/24	697,000	EUR	901,291
Ireland Government Bond, 2.4000%, 5/15/30	2,867,000	EUR	3,401,397
Ireland Government Bond, 2.0000%, 2/18/45	1,587,000	EUR	1,653,529
Italy Buoni Poliennali Del Tesoro, 2.1500%, 12/15/21	4,202,000	EUR	4,900,126
Italy Buoni Poliennali Del Tesoro, 4.5000%, 5/1/23	1,856,000	EUR	2,489,920
Italy Buoni Poliennali Del Tesoro, 4.5000%, 3/1/24	1,217,000	EUR	1,644,715
Italy Buoni Poliennali Del Tesoro, 1.5000%, 6/1/25	3,443,000	EUR	3,748,990
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/44 (144A)	1,288,000	EUR	1,983,965
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	3,159,344
Mexican Bonos, 7.7500%, 11/13/42	42,335,000	MXN	2,681,542
New Zealand Government Bond, 5.0000%, 3/15/19	5,683,000	NZD	4,145,501
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,723,573
New Zealand Government Bond, 5.5000%, 4/15/23	13,392,000	NZD	10,493,732
New Zealand Government Bond, 4.5000%, 4/15/27	4,371,000	NZD	3,238,302
Portugal Obrigacoes do Tesouro OT, 2.2000%, 10/17/22 (144A)	1,286,000	EUR	1,427,596
Portugal Obrigacoes do Tesouro OT, 2.8750%, 10/15/25 (144A)	1,258,000	EUR	1,407,735
Spain Government Bond, 4.8500%, 10/31/20 (144A)	1,291,000	EUR	1,675,654
Spain Government Bond, 5.5000%, 4/30/21 (144A)	1,200,000	EUR	1,620,996
Spain Government Bond, 4.4000%, 10/31/23 (144A)	2,160,000	EUR	2,866,454
Spain Government Bond, 1.6000%, 4/30/25 (144A)	638,000	EUR	689,973
Spain Government Bond, 5.1500%, 10/31/44 (144A)	515,000	EUR	792,606
Sweden Government Bond, 1.5000%, 11/13/23	23,685,000	SEK	2,949,767
Sweden Government Bond, 2.5000%, 5/12/25	47,075,000	SEK	6,323,277
United Kingdom Gilt, 2.2500%, 9/7/23	3,142,961	GBP	4,794,620
United Kingdom Gilt, 2.0000%, 9/7/25	1,010,000	GBP	1,496,651
United Kingdom Gilt, 3.2500%, 1/22/44	2,290,000	GBP	3,756,899
United Kingdom Gilt, 3.5000%, 1/22/45	847,000	GBP	1,457,128
Total Foreign Government Bonds (cost $94,273,998)			87,108,030

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – 7.5%
1.0000%, 9/30/16†	$7,467,000	$7,481,874
1.0000%, 9/15/18	2,933,000	2,912,149
1.3750%, 9/30/20	790,000	776,360
3.5000%, 2/15/39	745,000	824,040
2.5000%, 2/15/45	2,983,000	2,676,428
3.0000%, 5/15/45	2,021,000	2,011,764
2.8750%, 8/15/45	143,000	138,883
3.0000%, 11/15/45	3,476,000	3,465,544
Total U.S. Treasury Notes/Bonds (cost $20,415,626)		20,287,042
Preferred Stocks – 0.6%
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	24,250	672,938
Morgan Stanley Capital Trust III, 6.2500%	4,479	114,125
Morgan Stanley Capital Trust IV, 6.2500%	623	15,806
Morgan Stanley Capital Trust V, 5.7500%	312	7,856
Morgan Stanley Capital Trust VIII, 6.4500%	250	6,328
		817,053
Commercial Banks – 0.3%
Wells Fargo & Co., 6.6250%	26,500	761,345
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	3,112	79,263
Total Preferred Stocks (cost $1,492,850)		1,657,661
Investment Companies – 2.4%
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $6,587,930)	6,587,930	6,587,930
Total Investments (total cost $288,138,082) – 100.4%		272,473,925
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(1,017,808)
Net Assets – 100%		$271,456,117

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$112,877,192	41.4%
United Kingdom	37,363,641	13.7
Ireland	25,252,551	9.3
New Zealand	19,601,108	7.2
Italy	17,603,169	6.5
Sweden	11,091,244	4.1
Germany	9,884,325	3.6
Spain	9,153,615	3.4
Singapore	6,093,805	2.2
Mexico	5,840,886	2.1
Netherlands	4,589,058	1.7
France	3,742,629	1.4
Portugal	2,835,331	1.0
Taiwan	2,112,169	0.8
Cayman Islands	1,578,341	0.6
Switzerland	1,521,311	0.5
Canada	1,333,550	0.5
Total	$272,473,925	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase & Co.:
Australian Dollar	1/7/16	3,583,000	$2,609,924	$(27,176)
British Pound	1/7/16	(211,000)	(311,014)	(7,172)
Canadian Dollar	1/7/16	(2,016,000)	(1,457,183)	9,512
Canadian Dollar	1/7/16	(4,870,000)	(3,520,081)	(129,350)
Euro	1/7/16	3,836,000	4,168,428	33,945
Euro	1/7/16	33,244,000	36,124,924	(697,906)
Indian Rupee	1/7/16	(363,703,000)	(5,495,942)	47,208
Japanese Yen	1/7/16	(3,590,683,000)	(29,878,309)	532,043
Mexican Peso	1/7/16	(85,988,000)	(4,990,378)	(22,272)
New Zealand Dollar	1/7/16	29,030,000	19,844,689	(946,159)
Norwegian Krone	1/7/16	16,400,000	1,853,365	43,066
Swedish Krona	1/7/16	9,026,000	1,070,064	(31,815)

Total			$20,018,487	$(1,196,076)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Barclays Global Aggregate Corporate Bond Index	Measures global investment grade, fixed-rate corporate bonds.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $45,076,189, which represents 16.6% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2015, is $6,218,456.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	-	85,576,952	(78,989,022)	6,587,930	$ 4,290	$ 6,587,930

Janus Investment Fund	13

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$693,518	$689,545	0.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 41,750,786	$ -
Bank Loans and Mezzanine Loans	-	9,533,800	-
Corporate Bonds	-	105,548,676	-
Foreign Government Bonds	-	87,108,030	-
U.S. Treasury Notes/Bonds	-	20,287,042	-
Preferred Stocks	-	1,657,661	-
Investment Companies	-	6,587,930	-
Total Investments in Securities	$ -	$ 272,473,925	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 665,774	$ -
Total Assets	$ -	$ 273,139,699	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,861,850	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2015

Janus Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$288,138,082
Unaffiliated investments, at value	$265,885,995
Affiliated investments, at value	6,587,930
Cash	284,292
Forward currency contracts	665,774
Closed foreign currency contracts	55,947
Non-interested Trustees' deferred compensation	5,483
Receivables:
Interest	2,431,663
Fund shares sold	250,300
Dividends	10,876
Dividends from affiliates	1,478
Other assets	2,973
Total Assets	276,182,711
Liabilities:
Closed foreign currency contracts	368,044
Forward currency contracts	1,861,850
Payables:	—
Investments purchased	1,657,600
Fund shares repurchased	575,186
Advisory fees	128,273
Professional fees	37,179
Dividends	25,342
Transfer agent fees and expenses	11,771
12b-1 Distribution and shareholder servicing fees	9,351
Non-interested Trustees' deferred compensation fees	5,483
Custodian fees	2,513
Fund administration fees	2,436
Non-interested Trustees' fees and expenses	1,747
Accrued expenses and other payables	39,819
Total Liabilities	4,726,594
Net Assets	$271,456,117

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$302,912,454
Undistributed net investment income/(loss)	(3,880,512)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(10,716,657)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(16,859,168)
Total Net Assets	$271,456,117
Net Assets - Class A Shares	$16,478,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,756,850
Net Asset Value Per Share(1)	$9.38
Maximum Offering Price Per Share(2)	$9.85
Net Assets - Class C Shares	$5,470,396
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	582,751
Net Asset Value Per Share(1)	$9.39
Net Assets - Class D Shares	$8,868,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	946,012
Net Asset Value Per Share	$9.37
Net Assets - Class I Shares	$27,605,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,946,115
Net Asset Value Per Share	$9.37
Net Assets - Class N Shares	$205,547,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,946,428
Net Asset Value Per Share	$9.37
Net Assets - Class S Shares	$160,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,126
Net Asset Value Per Share	$9.39
Net Assets - Class T Shares	$7,325,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	781,141
Net Asset Value Per Share	$9.38

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$4,225,278
Dividends	53,767
Dividends from affiliates	4,290
Other income	3,580
Total Investment Income	4,286,915
Expenses:
Advisory fees	907,142
12b-1Distribution and shareholder servicing fees:
Class A Shares	26,623
Class C Shares	33,896
Class S Shares	207
Transfer agent administrative fees and expenses:
Class D Shares	5,774
Class S Shares	207
Class T Shares	15,297
Transfer agent networking and omnibus fees:
Class A Shares	10,708
Class C Shares	2,945
Class I Shares	15,006
Other transfer agent fees and expenses:
Class A Shares	784
Class C Shares	343
Class D Shares	2,108
Class I Shares	561
Class N Shares	870
Class T Shares	89
Registration fees	87,566
Professional fees	30,092
Fund administration fees	14,364
Shareholder reports expense	13,967
Custodian fees	11,452
Non-interested Trustees’ fees and expenses	3,023
Other expenses	37,487
Total Expenses	1,220,511
Less: Excess Expense Reimbursement	(104,803)
Net Expenses	1,115,708
Net Investment Income/(Loss)	3,171,207
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(3,589,825)
Total Net Realized Gain/(Loss) on Investments	(3,589,825)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,730,118)
Total Change in Unrealized Net Appreciation/Depreciation	(2,730,118)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,148,736)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Bond Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$3,171,207	$6,282,803
Net realized gain/(loss) on investments	(3,589,825)	4,987,920
Change in unrealized net appreciation/depreciation	(2,730,118)	(27,969,184)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,148,736)	(16,698,461)
Dividends and Distributions to Shareholders:
Class A Shares	(191,443)	(1,366,636)
Class C Shares	(36,395)	(254,486)
Class D Shares	(96,799)	(619,693)
Class I Shares	(336,808)	(1,980,986)
Class N Shares	(2,391,276)	(12,749,278)
Class S Shares	(1,896)	(8,108)
Class T Shares	(117,511)	(875,025)
Total Dividends from Net Investment Income	(3,172,128)	(17,854,212)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(10,504)
Class C Shares	—	(1,956)
Class D Shares	—	(4,763)
Class I Shares	—	(15,225)
Class N Shares	—	(97,989)
Class S Shares	—	(62)
Class T Shares	—	(6,725)
Total Return of Capital on Dividends from Net Investment Income	—	(137,224)
Net Decrease from Dividends and Distributions to Shareholders	(3,172,128)	(17,991,436)
Capital Share Transactions:
Class A Shares	(10,331,387)	23,636,152
Class C Shares	(1,726,670)	6,650,702
Class D Shares	(1,057,828)	(1,746,967)
Class I Shares	(5,255,210)	34,277,955
Class N Shares	(12,161,616)	(2,299,512)
Class S Shares	2,381	(237,574)
Class T Shares	(10,405,738)	7,863,924
Net Increase/(Decrease) from Capital Share Transactions	(40,936,068)	68,144,680
Net Increase/(Decrease) in Net Assets	(47,256,932)	33,454,783
Net Assets:
Beginning of period	318,713,049	285,258,266
End of period	$271,456,117	$318,713,049

Undistributed Net Investment Income/(Loss)	$(3,880,512)	$(3,879,591)

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013	2012	2011(1)
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.85		$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.16(2)	0.26(2)		0.27	0.23	0.19
Net realized and unrealized gain/(loss)	(0.21)	(0.68)	0.80		(0.35)	0.27	0.31
Total from Investment Operations	(0.12)	(0.52)	1.06		(0.08)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.50)	(0.30)		(0.12)	(0.29)	(0.15)
Distributions (from capital gains)	—	—	—		(0.25)	(0.08)	—
Return of capital	—	—(3)	—		(0.18)	—	—
Total Dividends and Distributions	(0.09)	(0.50)	(0.30)		(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.38	$9.59	$10.61		$9.85	$10.48	$10.35
Total Return*	(1.28)%	(5.03)%	10.96%		(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$16,478	$27,198	$6,247		$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$20,914	$24,080	$3,737		$5,017	$3,309	$958
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.04%	1.02%		1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.00%	1.02%		1.01%	1.02%	0.79%
Ratio of Net Investment Income/(Loss)	1.82%	1.57%	2.53%		2.32%	2.48%	3.03%
Portfolio Turnover Rate	42%	191%	171%		182%	222%	173%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$9.60	$10.62	$9.86	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.08(2)	0.16(2)	0.19	0.18	0.16
Net realized and unrealized gain/(loss)	(0.21)	(0.68)	0.82	(0.35)	0.24	0.31
Total from Investment Operations	(0.16)	(0.60)	0.98	(0.16)	0.42	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.42)	(0.22)	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)	—
Return of capital	—	—(3)	—	(0.14)	—	—
Total Dividends and Distributions	(0.05)	(0.42)	(0.22)	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$9.39	$9.60	$10.62	$9.86	$10.49	$10.36
Total Return*	(1.64)%	(5.75)%	10.09%	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$5,470	$7,339	$1,325	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$6,652	$5,754	$963	$2,016	$1,634	$908
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.81%	1.80%	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.77%	1.79%	1.76%	1.76%	1.36%(4)
Ratio of Net Investment Income/(Loss)	1.09%	0.81%	1.54%	1.58%	1.77%	2.45%
Portfolio Turnover Rate	42%	191%	171%	182%	222%	173%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Bond Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.85	$10.47	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.18(2)	0.27(2)	0.28	0.26	0.18
Net realized and unrealized gain/(loss)	(0.22)	(0.68)	0.80	(0.34)	0.24	0.32
Total from Investment Operations	(0.12)	(0.50)	1.07	(0.06)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.52)	(0.31)	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)	—
Return of capital	—	—(3)	—	(0.19)	—	—
Total Dividends and Distributions	(0.10)	(0.52)	(0.31)	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$9.37	$9.59	$10.61	$9.85	$10.47	$10.35
Total Return*	(1.28)%	(4.88)%	11.07%	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$8,868	$10,132	$13,098	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$9,427	$12,333	$8,833	$11,610	$10,566	$2,296
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.89%	0.92%	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.92%	0.90%	0.91%	0.72%
Ratio of Net Investment Income/(Loss)	2.04%	1.77%	2.63%	2.43%	2.64%	3.08%
Portfolio Turnover Rate	42%	191%	171%	182%	222%	173%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$9.58	$10.60	$9.84	$10.47	$10.34	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.17(2)	0.21(2)	0.31	0.29	0.19
Net realized and unrealized gain/(loss)	(0.21)	(0.66)	0.88	(0.37)	0.24	0.31
Total from Investment Operations	(0.11)	(0.49)	1.09	(0.06)	0.53	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.53)	(0.33)	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)	—
Return of capital	—	—(3)	—	(0.20)	—	—
Total Dividends and Distributions	(0.10)	(0.53)	(0.33)	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$9.37	$9.58	$10.60	$9.84	$10.47	$10.34
Total Return*	(1.14)%	(4.81)%	11.24%	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$27,606	$33,551	$2,990	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$31,793	$32,970	$77,450	$74,492	$12,500	$7,863
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.80%	0.75%	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.75%	0.75%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	2.11%	1.73%	2.13%	2.27%	2.77%	3.06%
Portfolio Turnover Rate	42%	191%	171%	182%	222%	173%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.20	0.22
Net realized and unrealized gain/(loss)	(0.21)	(0.68)	0.50
Total from Investment Operations	(0.10)	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.54)	(0.24)
Distributions (from capital gains)	—	—	—
Return of capital	—	—(3)	—
Total Dividends and Distributions	(0.11)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.37	$9.58	$10.60
Total Return*	(1.10)%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$205,547	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$215,123	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	2.21%	1.95%	3.19%
Portfolio Turnover Rate	42%	191%	171%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(4)
Net Asset Value, Beginning of Period	$9.60	$10.62	$9.87	$10.49	$10.36	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.16(2)	0.23(2)	0.26	0.25	0.20
Net realized and unrealized gain/(loss)	(0.21)	(0.69)	0.83	(0.35)	0.23	0.29
Total from Investment Operations	(0.10)	(0.53)	1.06	(0.09)	0.48	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.49)	(0.31)	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)	—
Return of capital	—	—(3)	—	(0.17)	—	—
Total Dividends and Distributions	(0.11)	(0.49)	(0.31)	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$9.39	$9.60	$10.62	$9.87	$10.49	$10.36
Total Return*	(1.04)%	(5.18)%	10.90%	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$161	$162	$418	$905	$915	$875
Average Net Assets for the Period (in thousands)	$162	$192	$571	$943	$895	$851
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.19%	1.25%	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	1.17%	1.06%	1.13%	1.20%	0.86%(5)
Ratio of Net Investment Income/(Loss)	2.32%	1.60%	2.29%	2.20%	2.33%	2.97%
Portfolio Turnover Rate	42%	191%	171%	182%	222%	173%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from December 28, 2010 (inception date) through June 30, 2011.

(5) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Bond Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$9.59	$10.61	$9.86	$10.48	$10.35	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.17(2)	0.26(2)	0.27	0.31	0.16
Net realized and unrealized gain/(loss)	(0.21)	(0.68)	0.80	(0.34)	0.19	0.34
Total from Investment Operations	(0.12)	(0.51)	1.06	(0.07)	0.50	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.51)	(0.31)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)	—	—	—	(0.25)	(0.08)	—
Return of capital	—	—(3)	—	(0.18)	—	—
Total Dividends and Distributions	(0.09)	(0.51)	(0.31)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.38	$9.59	$10.61	$9.86	$10.48	$10.35
Total Return*	(1.21)%	(4.96)%	10.91%	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$7,325	$17,880	$11,830	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$12,051	$17,663	$7,406	$4,055	$4,904	$1,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.96%	0.99%	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.97%	0.98%	1.00%	0.68%(4)
Ratio of Net Investment Income/(Loss)	1.94%	1.66%	2.60%	2.29%	2.44%	2.92%
Portfolio Turnover Rate	42%	191%	171%	182%	222%	173%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	23

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

24	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

Janus Investment Fund	25

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

26	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended December 31, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $49,207,354 and $74,045,355, respectively.

Janus Investment Fund	27

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

Currency Contracts
Asset Derivatives:
Forward currency contracts	$665,774

Liability Derivatives:
Forward currency contracts	$1,861,850

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$1,591,150

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,915,214)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

28	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

Janus Investment Fund	29

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit

30	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase & Co.	$665,774	$(665,774)	$-	$-
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase & Co.	$1,861,850	$(665,774)	$-	$1,196,076

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

Janus Investment Fund	31

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

32	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year,

Janus Investment Fund	33

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $1,048.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

34	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $892.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	75
Class S Shares	92	-	*
Class T Shares	-	-
* Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $299,423 in sales, resulting in a net realized loss of $2,092. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	35

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 288,405,258	$ 1,008,260	$ (16,939,593)	$ (15,931,333)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (6,227,333)	$ -	$ (6,227,333)

36	DECEMBER 31, 2015

Janus Global Bond Fund (unaudited)

Notes to Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	391,430	$ 3,728,368	3,507,594	$ 36,153,414
Reinvested dividends and distributions	19,557	186,300	127,235	1,271,564
Shares repurchased	(1,489,597)	(14,246,055)	(1,388,152)	(13,788,826)
Net Increase/(Decrease)	(1,078,610)	$ (10,331,387)	2,246,677	$ 23,636,152
Class C Shares:
Shares sold	33,435	$ 320,728	748,852	$ 7,752,657
Reinvested dividends and distributions	3,203	30,505	21,806	218,173
Shares repurchased	(218,271)	(2,077,903)	(131,007)	(1,320,128)
Net Increase/(Decrease)	(181,633)	$ (1,726,670)	639,651	$ 6,650,702
Class D Shares:
Shares sold	82,837	$ 791,491	635,808	$ 6,570,831
Reinvested dividends and distributions	9,753	92,732	60,134	604,425
Shares repurchased	(203,295)	(1,942,051)	(874,186)	(8,922,223)
Net Increase/(Decrease)	(110,705)	$ (1,057,828)	(178,244)	$ (1,746,967)
Class I Shares:
Shares sold	736,333	$ 7,027,118	8,585,668	$ 88,715,311
Reinvested dividends and distributions	23,689	225,288	172,848	1,730,208
Shares repurchased	(1,314,800)	(12,507,616)	(5,539,657)	(56,167,564)
Net Increase/(Decrease)	(554,778)	$ (5,255,210)	3,218,859	$ 34,277,955
Class N Shares:
Shares sold	228,487	$ 2,179,696	1,998,286	$ 20,617,326
Reinvested dividends and distributions	251,689	2,391,276	1,280,089	12,847,170
Shares repurchased	(1,756,888)	(16,732,588)	(3,587,241)	(35,764,008)
Net Increase/(Decrease)	(1,276,712)	$ (12,161,616)	(308,866)	$ (2,299,512)
Class S Shares:
Shares sold	46	$ 485	1,161	$ 11,846
Reinvested dividends and distributions	199	1,896	810	8,167
Shares repurchased	-	-	(24,443)	(257,587)
Net Increase/(Decrease)	245	$ 2,381	(22,472)	$ (237,574)
Class T Shares:
Shares sold	151,905	$ 1,453,903	1,755,765	$ 18,133,919
Reinvested dividends and distributions	12,175	116,118	87,678	879,609
Shares repurchased	(1,246,866)	(11,975,759)	(1,094,326)	(11,149,604)
Net Increase/(Decrease)	(1,082,786)	$ (10,405,738)	749,117	$ 7,863,924

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 60,685,851	$ 65,535,933	$ 61,239,926	$ 96,795,617

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

38	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

42	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	43

Janus Global Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

44	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	45

Janus Global Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

46	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	47

Janus Global Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

48	DECEMBER 31, 2015

Janus Global Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	DECEMBER 31, 2015

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	DECEMBER 31, 2015

Janus Global Bond Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108240				125-24-93023 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Global Unconstrained Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Unconstrained Bond Fund

Janus Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the six-month period ending December 31, 2015, the Janus Global Unconstrained Bond Fund Class I Shares returned -0.33% compared with 0.10% for its primary benchmark, 3-Month USD London Interbank Offered Rate (LIBOR).

INVESTMENT ENVIRONMENT

Global financial markets experienced an elevated level of volatility during the period. The dramatic reversal of the early-year rise in Chinese equities leached into other markets. While emerging markets were most affected, many developed market indices also experienced corrections. Concerns about market volatility and the slowing global growth fueling it were factors in the Federal Reserve (Fed) opting not to raise interest rates at its September meeting.

Later, as consensus coalesced around Fed action in December, the yield on the 2-year Treasury increased, ultimately cresting 1% upon the announcement of a rate hike. The 10-year Treasury yield initially rose in anticipation of a hike, but then slipped back as lower growth and subdued inflation data removed additional upward pressure on rates. European monetary policy also swayed markets as the European Central Bank (ECB) disappointed investors with what they considered a modest extension of the bank’s asset-purchases program. The move sent the yield on 2-year and 10-year German bunds sharply higher. The region’s stocks also sold off and the euro rose against the U.S. dollar.

Investment-grade corporate spreads widened late summer but then retreated as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period. A strong dollar and weak commodities prices kept emerging market currencies under pressure.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed its benchmark, the 3-Month USD LIBOR. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The Fund employs a series of strategies, referred to as Structural Alpha, which are designed to generate excess returns by capitalizing on long-standing market tendencies. We constantly monitor markets to identify the asset classes and sectors where such tendencies may be present. During the period, we sold equity market volatility utilizing a range of derivative instruments based on equity indices, including futures, options and options on index futures. Our positions were constructed to withstand a certain level of volatility, however, the late-August moves within global equities were of such magnitude that our positioning ultimately resulted in a loss. While our options on index futures generated positive returns, they were not sufficient to offset the losses incurred on the index futures and index options.

The Fund also sold volatility on the euro through the selling of put and call options. After the ECB’s failure to excite investors with the extension of its quantitative easing program in December, the euro strengthened against the U.S. dollar, resulting in a loss for the Fund.

Another implementation of the Fund’s Structural Alpha strategy during the period was selling volatility on corporate credit indices via options on credit default swaps (CDS). These volatility sales generated positive returns, as did our purchase of CDS on credit indices. The price of these latter instruments tend to increase in volatile markets as investors seek to protect the value of their fixed income holdings from possible default. The market’s shift toward a risk-off stance – especially in high-yield corporate credits – during the period resulted in

Janus Investment Fund	1

Janus Global Unconstrained Bond Fund (unaudited)

the widening of credit spreads that positively affected these positions.

Given the shadow cast by impending central bank decisions during the latter half of the period, many investors sought protection on interest rate products. Consequently, the selling of U.S. and European interest rate volatility contributed to Fund performance. We structured these positions by selling put and call options on both bonds and bond futures. While rates modestly sold off at the beginning of the last quarter, they eventually stabilized, resulting in gains in the Fund’s positions. Toward the end of the period, as central bank moves put upward pressure on rates, we exercised what we viewed as prudent risk management by hedging some of the Fund’s interest rate risk. The cost incurred by implementing this hedge reduced the gains generated by other components of the Fund’s interest rate strategy.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, CDS, other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Global Unconstrained Bond Fund.

2	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.61%	1.61%
Class A Shares MOP	1.53%	1.53%
Class C Shares**	0.82%	0.82%
Class D Shares	1.36%	1.36%
Class I Shares	1.86%	1.86%
Class N Shares	1.88%	1.88%
Class R Shares	1.14%	1.14%
Class S Shares	1.39%	1.39%
Class T Shares	1.63%	1.63%
Weighted Average Maturity		1.2 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility

Ratings† Summary - (% of Total Investments)
AAA	0.6%
AA	7.5%
A	2.4%
BBB	39.3%
BB	16.7%
B	0.6%
CCC	0.9%
D	1.2%
Not Rated	26.3%
Other	4.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	69.1%
Asset-Backed/Commercial Mortgage-Backed Securities	10.5%
Common Stocks	8.8%
Investment Companies	4.3%
Foreign Government Bonds	0.5%
Short-Term Taxable Variable Rate Demand Notes	0.5%
Other	6.3%
100.0%

Emerging markets comprised 9.8% of total net assets.

Janus Investment Fund	3

Janus Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.45%	-0.72%	-1.39%	1.07%	1.07%
Class A Shares at MOP	-5.15%	-5.43%	-4.35%
Class C Shares at NAV	-0.86%	-1.47%	-2.09%	1.80%	1.80%
Class C Shares at CDSC	-1.84%	-2.45%	-2.09%
Class D Shares(1)	-0.46%	-0.59%	-1.28%	1.14%	0.98%
Class I Shares	-0.33%	-0.43%	-1.12%	0.76%	0.76%
Class N Shares	-0.31%	-0.42%	-1.12%	0.77%	0.77%
Class R Shares	-0.70%	-1.09%	-1.81%	1.49%	1.49%
Class S Shares	-0.52%	-0.92%	-1.60%	1.36%	1.33%
Class T Shares	-0.42%	-0.55%	-1.33%	1.01%	1.01%
3-Month USD LIBOR	0.10%	0.23%	0.23%
Morningstar Quartile - Class I Shares	-	2nd	2nd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	171/501	190/433

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

The expense ratios for Class R Shares are estimated.

4	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective July 1, 2015, Bill Gross is Lead Portfolio Manager of the Fund and Kumar Palghat is Portfolio Manager of the Fund.

* The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$995.50	$5.22	$1,000.00	$1,019.91	$5.28	1.04%
Class C Shares	$1,000.00	$991.40	$9.16	$1,000.00	$1,015.94	$9.27	1.83%
Class D Shares	$1,000.00	$995.40	$5.27	$1,000.00	$1,019.86	$5.33	1.05%
Class I Shares	$1,000.00	$996.70	$3.91	$1,000.00	$1,021.22	$3.96	0.78%
Class N Shares	$1,000.00	$996.90	$3.81	$1,000.00	$1,021.32	$3.86	0.76%
Class R Shares	$1,000.00	$993.00	$7.36	$1,000.00	$1,017.75	$7.46	1.47%
Class S Shares	$1,000.00	$994.80	$5.87	$1,000.00	$1,019.25	$5.94	1.17%
Class T Shares	$1,000.00	$995.80	$4.92	$1,000.00	$1,020.21	$4.98	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.5%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33†	$17,943,547	$18,128,231
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36†	1,155,414	997,863
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37†	807,303	668,237
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37†	3,771,928	3,259,711
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36†	2,138,586	2,040,429
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36†	2,570,052	2,198,047
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22†	833,088	724,602
Banc of America Alternative Loan Trust 2003-5, 5.5000%, 7/25/33†	8,863,958	9,003,729
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35†	6,473,892	5,371,254
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	1,772,112	1,717,926
Banc of America Funding 2007-2 Trust, 5.7255%, 3/25/37†,‡	1,505,686	1,492,484
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37†	49,357	43,973
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19†	158,791	160,568
Bear Stearns ALT-A Trust 2005-4, 2.7141%, 5/25/35†,‡	3,345,799	2,634,552
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36†	3,170,056	2,868,860
Credit-Based Asset Servicing and Securitization LLC, 5.0620%, 9/25/32(a)	182,367	175,360
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36†	9,866,919	9,439,691
Equity One Mortgage Pass-Through Trust 2003-4, 6.5310%, 10/25/34(a)	302,071	270,587
Fannie Mae REMICS, 6.1784%, 6/25/38†,‡,¤	32,530,490	3,726,114
Fannie Mae REMICS, 4.3284%, 5/25/40†,‡,¤	56,827,077	6,571,500
Fannie Mae REMICS, 5.3484%, 6/25/40†,‡,¤	3,014,155	413,835
Freddie Mac REMICS, 6.1695%, 8/15/35†,‡	9,874,497	1,653,911
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36†	933,796	811,592
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36†	1,171,646	868,412
IndyMac INDA Mortgage Loan Trust 2006-AR1, 4.6817%, 8/25/36†,‡	1,437,474	1,367,128
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36†	2,749,757	2,572,953
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36†	4,728,009	4,123,366
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37†	2,393,921	2,003,456
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	8,543,182	8,689,308
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36†	6,922,902	6,344,172
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46(a)	1,793,181	954,499
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21†	761,085	734,570
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37(a)	566,574	530,642
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36†	906,059	686,639
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37†	6,175,118	4,297,866
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21†	2,614,389	2,595,958
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
4.2764%, 8/25/36†,‡	2,795,315	2,485,389
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.0748%, 5/25/37†,‡	8,085,347	7,013,138
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37†	6,217,584	4,545,297
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)†	9,386,056	9,325,652
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $136,265,078)		133,511,501
Corporate Bonds – 69.1%
Banking – 18.1%
Ally Financial, Inc., 3.1250%, 1/15/16†	35,340,000	35,340,000
Ally Financial, Inc., 3.5000%, 7/18/16†	11,173,000	11,200,933
Ally Financial, Inc., 5.5000%, 2/15/17†	11,463,000	11,806,890
Ally Financial, Inc., 3.2500%, 9/29/17†	17,154,000	17,132,558
Ally Financial, Inc., 3.2500%, 2/13/18†	45,679,000	45,325,073
Ally Financial, Inc., 3.6000%, 5/21/18†	42,370,000	42,370,000
Ally Financial, Inc., 8.0000%, 12/31/18†	5,265,000	5,765,175
Bank of America Corp., 6.0500%, 5/16/16†	2,906,000	2,953,923
Bank of America Corp., 5.7500%, 8/15/16†	14,725,000	15,085,939
Bank of America Corp., 5.7000%, 5/2/17†	1,553,000	1,619,586
Capital One NA, 1.0355%, 3/22/16‡	485,000	484,711
China Merchants Bank Co., Ltd., Hong Kong, 2.3750%, 6/12/17†	3,000,000	3,002,100
Citigroup Global Markets Holdings, Inc., 0%, 9/7/16†,◊	7,034,000	6,974,577
Countrywide Financial Corp., 6.2500%, 5/15/16†	14,327,000	14,568,496
First Citizens St Lucia, Ltd., 4.9030%, 2/9/16†,§	5,157,000	5,132,613

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
HSBC Bank Brasil SA - Banco Multiplo, 4.0000%, 5/11/16 (144A)†	$5,500,000	$5,513,750
Santander Holdings USA, Inc., 4.6250%, 4/19/16†	1,424,000	1,436,493
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	9,400,000	1,339,068
Wells Fargo & Co., 5.1250%, 9/15/16†	2,700,000	2,775,462
		229,827,347
Basic Industry – 0.8%
Alcoa, Inc., 5.5500%, 2/1/17†	2,159,000	2,212,975
Ashland, Inc., 3.8750%, 4/15/18†	8,325,000	8,491,500
United States Steel Corp., 6.0500%, 6/1/17†	138,000	111,780
		10,816,255
Brokerage – 0.4%
Nomura Holdings, Inc., 4.1250%, 1/19/16†	5,175,000	5,180,517
Capital Goods – 1.0%
CNH Industrial America LLC, 7.2500%, 1/15/16†	5,283,000	5,289,604
General Electric Capital Corp., 1.0000%, 1/8/16	249,000	249,003
Hanson, Ltd., 6.1250%, 8/15/16†	3,300,000	3,386,625
Masco Corp., 6.1250%, 10/3/16†	3,163,000	3,257,827
		12,183,059
Communications – 5.8%
AT&T, Inc., 0.7411%, 2/12/16‡	1,538,000	1,537,319
CBS Corp., 7.6250%, 1/15/16†	3,000,000	3,004,620
CenturyLink, Inc., 6.0000%, 4/1/17†	6,000,000	6,210,000
CenturyLink, Inc., 5.1500%, 6/15/17†	7,567,000	7,775,093
DISH DBS Corp., 7.1250%, 2/1/16†	42,946,000	43,080,206
Embarq Corp., 7.0820%, 6/1/16†	268,000	272,181
Historic TW, Inc., 8.0500%, 1/15/16†	1,175,000	1,176,933
PCCW-HKT Capital No 4, Ltd., 4.2500%, 2/24/16†	4,900,000	4,918,620
Pearson Funding Two PLC, 4.0000%, 5/17/16 (144A)	669,000	673,726
Qwest Corp., 6.5000%, 6/1/17†	1,446,000	1,513,196
Verizon Communications, Inc., 2.5000%, 9/15/16†	3,720,000	3,749,027
		73,910,921
Consumer Cyclical – 10.9%
ADT Corp., 2.2500%, 7/15/17†	2,269,000	2,257,655
Best Buy Co., Inc., 3.7500%, 3/15/16†	15,784,000	15,840,822
Carnival Corp., 1.2000%, 2/5/16†	5,081,000	5,082,580
Dillard's, Inc., 6.6250%, 1/15/18†	3,468,000	3,743,793
Dillard's, Inc., 7.1300%, 8/1/18†	3,768,000	4,146,514
DR Horton, Inc., 4.7500%, 5/15/17†	1,267,000	1,303,426
Ford Motor Credit Co. LLC, 2.5000%, 1/15/16†	33,546,000	33,553,581
Ford Motor Credit Co. LLC, 4.2070%, 4/15/16†	11,240,000	11,329,999
Ford Motor Credit Co. LLC, 1.7000%, 5/9/16†	910,000	910,892
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16†	6,282,000	6,351,736
Ford Motor Credit Co. LLC, 8.0000%, 12/15/16†	1,425,000	1,506,397
Ford Motor Credit Co. LLC, 1.4610%, 3/27/17†	10,741,000	10,639,089
Ford Motor Credit Co. LLC, 6.6250%, 8/15/17†	688,000	733,324
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18†	3,709,000	3,682,662
General Motors Financial Co., Inc., 2.7500%, 5/15/16†	19,341,000	19,397,553
Kia Motors Corp., 3.6250%, 6/14/16 (144A)†	800,000	806,552
MGM Resorts International, 6.8750%, 4/1/16†	3,623,000	3,654,701
MGM Resorts International, 7.5000%, 6/1/16†	850,000	865,674
MGM Resorts International, 10.0000%, 11/1/16†	1,000,000	1,057,080
Realogy Group LLC / Sunshine Group Florida, Ltd., 3.3750%, 5/1/16 (144A)	1,552,000	1,556,796
Volkswagen International Finance NV, 0.8041%, 11/18/16 (144A)‡	3,932,000	3,873,897
Wyndham Worldwide Corp., 2.9500%, 3/1/17†	2,650,000	2,666,115
Yum! Brands, Inc., 6.2500%, 4/15/16†	3,785,000	3,832,373
		138,793,211
Consumer Non-Cyclical – 3.6%
Becton Dickinson and Co., 0.9620%, 6/15/16†,‡	6,912,000	6,908,772
ConAgra Foods, Inc., 1.3000%, 1/25/16†	2,074,000	2,074,303

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Constellation Brands, Inc., 7.2500%, 9/1/16†	$8,114,000	$8,397,990
Constellation Brands, Inc., 7.2500%, 5/15/17†	3,541,000	3,771,165
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17†	1,283,000	1,369,603
Quest Diagnostics, Inc., 3.2000%, 4/1/16†	3,000,000	3,013,551
Reynolds American, Inc., 3.5000%, 8/4/16	5,403,000	5,457,036
Safeway, Inc., 3.4000%, 12/1/16†	4,000,000	3,960,000
Safeway, Inc., 6.3500%, 8/15/17†	4,133,000	4,256,990
Zoetis, Inc., 1.1500%, 2/1/16†	6,285,000	6,283,881
		45,493,291
Electric – 2.0%
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)†	8,470,000	8,503,821
Southern Power Co., 1.8500%, 12/1/17†	7,637,000	7,633,693
Talen Energy Supply LLC, 6.5000%, 5/1/18†	4,000,000	3,700,000
TECO Finance, Inc., 4.0000%, 3/15/16†	5,382,000	5,408,081
		25,245,595
Energy – 8.8%
Anadarko Petroleum Corp., 5.9500%, 9/15/16†	1,424,000	1,463,241
DCP Midstream Operating LP, 2.5000%, 12/1/17†	1,055,000	949,393
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/16†	6,630,000	6,651,315
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16†	24,247,000	24,247,000
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)†	4,000,000	4,157,240
Marathon Petroleum Corp., 3.5000%, 3/1/16†	11,505,000	11,537,421
Marathon Petroleum Corp., 2.7000%, 12/14/18	3,896,000	3,852,532
Nabors Industries, Inc., 2.3500%, 9/15/16	5,979,000	5,949,296
Noble Holding International, Ltd., 4.0000%, 3/16/18†	3,783,000	3,425,578
ONEOK Partners LP, 3.2500%, 2/1/16†	7,346,000	7,358,723
Pioneer Natural Resources Co., 5.8750%, 7/15/16†	3,044,000	3,091,572
Pioneer Natural Resources Co., 6.6500%, 3/15/17†	1,500,000	1,548,693
Plains All American Pipeline LP / PAA Finance Corp., 6.1250%, 1/15/17†	425,000	436,667
Sabine Pass LNG LP, 7.5000%, 11/30/16†	13,500,000	13,432,500
Spectra Energy Partners LP, 2.9500%, 6/15/16†	2,472,000	2,480,939
Tennessee Gas Pipeline Co. LLC, 8.0000%, 2/1/16†	1,424,000	1,429,203
Tennessee Gas Pipeline Co. LLC, 7.5000%, 4/1/17†	4,000,000	4,108,192
Transocean, Inc., 5.8000%, 12/15/16†	14,429,000	13,996,130
Weatherford International, Ltd., 6.3500%, 6/15/17†	1,568,000	1,528,800
		111,644,435
Finance Companies – 3.2%
Air Lease Corp., 4.5000%, 1/15/16†	4,186,000	4,186,105
Aircastle, Ltd., 6.7500%, 4/15/17†	1,283,000	1,338,336
Aviation Capital Group Corp., 3.8750%, 9/27/16 (144A)†	7,516,000	7,572,370
CIT Group, Inc., 5.0000%, 5/15/17†	11,003,000	11,333,090
CIT Group, Inc., 4.2500%, 8/15/17†	7,441,000	7,608,423
GATX Corp., 3.5000%, 7/15/16†	1,424,000	1,439,346
International Lease Finance Corp., 5.7500%, 5/15/16†	6,386,000	6,473,808
iStar, Inc., 3.8750%, 7/1/16†	868,000	865,830
		40,817,308
Financial – 0.9%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.5000%, 3/15/17†	4,000,000	4,020,000
LeasePlan Corp. NV, 2.8750%, 1/22/19 (144A)†	7,451,000	7,355,068
		11,375,068
Government Sponsored – 1.7%
Eksportfinans ASA, 2.3750%, 5/25/16†	10,880,000	10,887,616
Eksportfinans ASA, 5.5000%, 5/25/16†	6,759,000	6,843,961
Eksportfinans ASA, 5.5000%, 6/26/17†	4,050,000	4,211,757
		21,943,334
Insurance – 0.5%
Kemper Corp., 6.0000%, 5/15/17†	6,000,000	6,233,202
Natural Gas – 0.1%
Sempra Energy, 6.5000%, 6/1/16†	1,827,000	1,860,182

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Owned No Guarantee – 7.8%
Gazprom OAO Via Gaz Capital SA, 4.9500%, 5/23/16 (144A)†	$5,378,000	$5,416,528
ICBCIL Finance Co., Ltd., 2.6000%, 11/13/18 (144A)†	7,507,000	7,468,279
Petrobras Global Finance BV, 3.8750%, 1/27/16†	47,786,000	47,594,856
Petrobras Global Finance BV, 2.0000%, 5/20/16†	18,637,000	18,357,445
Petrobras Global Finance BV, 6.1250%, 10/6/16†	9,350,000	9,256,500
Petrobras Global Finance BV, 3.5000%, 2/6/17†	5,615,000	5,250,025
Petrobras Global Finance BV, 3.2500%, 3/17/17†	2,687,000	2,485,475
Transnet SOC, Ltd., 4.5000%, 2/10/16 (144A)†	3,677,000	3,684,781
		99,513,889
Real Estate Investment Trusts (REITs) – 0.3%
HCP, Inc., 3.7500%, 2/1/16†	3,743,000	3,748,270
Technology – 2.0%
Dell, Inc., 3.1000%, 4/1/16†	4,405,000	4,416,013
Fidelity National Information Services, Inc., 2.8500%, 10/15/18†	15,120,000	15,173,389
Juniper Networks, Inc., 3.1000%, 3/15/16†	889,000	891,839
Pitney Bowes, Inc., 4.7500%, 1/15/16†	4,841,000	4,845,517
		25,326,758
Transportation – 1.2%
ERAC USA Finance LLC, 1.4000%, 4/15/16 (144A)†	717,000	716,657
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)†	13,929,000	13,953,097
		14,669,754
Total Corporate Bonds (cost $883,315,016)		878,582,396
Foreign Government Bonds – 0.5%
Banco Nacional de Desenvolvimento Economico e Social,
3.3750%, 9/26/16 (144A)† (cost $6,769,189)	6,729,000	6,661,710
Common Stocks – 8.8%
Aerospace & Defense – 6.2%
Precision Castparts Corp.†	340,543	79,009,381
Chemicals – 0.6%
Airgas, Inc.†	55,035	7,612,441
Food Products – 0.3%
Keurig Green Mountain, Inc.	39,346	3,540,353
Gas Utilities – 0.7%
AGL Resources, Inc.†	136,074	8,682,882
Insurance – 0.1%
Fidelity & Guaranty Life†	56,552	1,434,724
Phoenix Cos., Inc.*	2,773	102,712
Symetra Financial Corp.	182	5,782
		1,543,218
Media – 0.4%
Cablevision Systems Corp. - Class A†	143,058	4,563,550
Multi-Utilities – 0%
TECO Energy, Inc.	9,657	257,359
Real Estate Investment Trusts (REITs) – 0.5%
American Capital Agency Corp.†	199,552	3,460,232
Annaly Capital Management, Inc.†	315,609	2,960,412
		6,420,644
Total Common Stocks (cost $112,602,438)		111,629,828
Short-Term Taxable Variable Rate Demand Notes – 0.5%
Chicago Board of Education, 6.0380%, 12/1/29†	$5,395,000	4,524,139
Chicago Board of Education, 6.1380%, 12/1/39†	1,450,000	1,196,482
Chicago Board of Education, 6.5190%, 12/1/40†	915,000	742,889
Total Short-Term Taxable Variable Rate Demand Notes (cost $6,621,275)		6,463,510
Investment Companies – 4.3%
Closed-End Funds – 1.3%
BlackRock Credit Allocation Income Trust†	19,278	237,891
BlackRock Taxable Municipal Bond Trust†	616,919	12,942,961
Eaton Vance Limited Duration Income Fund†	61,398	783,438

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Investment Companies – (continued)
Closed-End Funds – (continued)
First Trust Intermediate Duration Preferred & Income Fund†	74,712	$1,589,124
Nuveen Preferred Income Opportunities Fund†	29,025	265,869
PIMCO Dynamic Credit Income Fund†	35,148	633,718
		16,453,001
Exchange-Traded Funds (ETFs) – 0.2%
Duff & Phelps Global Utility Income Fund, Inc.†	17,674	260,338
Reaves Utility Income Fund	61,806	1,605,102
		1,865,440
Money Markets – 2.8%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£	35,841,000	35,841,000
Total Investment Companies (cost $54,402,750)		54,159,441
Total Investments (total cost $1,199,975,746) – 93.7%		1,191,008,386
Cash, Receivables and Other Assets, net of Liabilities – 6.3%		79,647,245
Net Assets – 100%		$1,270,655,631

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,003,725,717	84.3%
Brazil	95,119,761	8.0
Norway	21,943,334	1.9
United Kingdom	14,467,151	1.2
China	10,470,379	0.9
Russia	9,573,768	0.8
Germany	8,630,125	0.7
Netherlands	7,355,068	0.6
Japan	5,180,517	0.4
Trinidad and Tobago	5,132,613	0.4
Hong Kong	4,918,620	0.4
South Africa	3,684,781	0.3
South Korea	806,552	0.1

Total	$1,191,008,386	100.0%

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
S&P 500® E-mini Future	389	$2,100.00	2/16	$426,889	$115,689	$(311,200)
Written Put Options:
10-Year U.S. Treasury Note Future	3,322	125.00	2/16	1,288,189	(372,811)	(1,661,000)
5-Year U.S. Treasury Note Future	17,399	117.00	1/16	3,159,132	2,479,475	(679,657)
	20,721			4,447,321	2,106,664	(2,340,657)
Total	21,110			$4,874,210	$2,222,353	$(2,651,857)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bobl Future	17,545	132.00	EUR	1/16	$2,683,590	$-
Euro-Bobl Future	19,425	132.50	EUR	1/16	241,260	-
	36,970				2,924,850	-
Written Put Options:
Euro-Bund Future	3,702	155.00	EUR	2/16	1,138,837	-
Euro-Bund Future	870	156.00	EUR	2/16	(17,908)	-
	4,572				1,120,929	-
Total	41,542				$4,045,779	$-

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
JPMorgan Chase & Co.	CAD Currency	38,737,267	1.42	CAD	3/16	$462,910	$169,320	$(293,590)
Written Put Options:
Morgan Stanley	Precision Castparts Corp.	176	240.00	USD	3/16	147,312	4,750	(142,562)
Total		38,737,443				$610,222	$174,070	$(436,152)

Schedule of OTC Written Interest Rate Swaptions
Counterparty/ Description	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Call Swaptions:
Bank of America:
Interest Rate Swap maturing 2/23/46	Receive	3-Month USD LIBOR	2.40%	2/19/16	$57,061,000	$798,854	$647,059	$(151,795)
Goldman Sachs International:
Interest Rate Swap maturing 1/19/18	Receive	3-Month USD LIBOR	0.70	1/14/16	226,386,000	296,188	296,188	-
Interest Rate Swap maturing 1/21/18	Receive	3-Month USD LIBOR	0.70	1/19/16	226,952,000	226,952	226,952	-
Interest Rate Swap maturing 2/11/46	Receive	3-Month USD LIBOR	2.40	2/9/16	76,278,000	652,177	367,154	(285,023)
Interest Rate Swap maturing 2/23/46	Receive	3-Month USD LIBOR	2.40	2/19/16	992,480,000	10,214,659	7,574,444	(2,640,215)
JPMorgan Chase & Co.:
Interest Rate Swap maturing 2/18/46	Receive	3-Month USD LIBOR	2.40	2/16/16	75,920,000	660,504	482,619	(177,885)
Interest Rate Swap maturing 2/23/46	Receive	3-Month USD LIBOR	2.40	2/19/16	132,949,000	1,542,687	1,189,014	(353,673)
Morgan Stanley:
Interest Rate Swap maturing 1/21/18	Receive	3-Month USD LIBOR	0.70	1/19/16	226,952,000	204,257	204,257	-
						$14,596,278	$10,987,687	$(3,608,591)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Counterparty/ Description	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions:
Citigroup Global Markets:
Interest Rate Swap maturing 3/11/46	Pay	3-Month USD LIBOR	2.90%	3/9/16	$559,718,000	$5,865,722	$1,945,860	$(3,919,862)
Goldman Sachs International:
Interest Rate Swap maturing 2/19/18	Pay	3-Month USD LIBOR	1.25	2/17/16	98,587,000	118,304	(14,747)	(133,051)
Morgan Stanley:
Interest Rate Swap maturing 2/19/18	Pay	3-Month USD LIBOR	1.25	2/17/16	37,899,000	54,954	3,806	(51,148)
						$6,038,980	$1,934,919	$(4,104,061)
Total						$20,635,258	$12,922,606	$(7,712,652)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions:
Bank of America:
CDX NA.HY.25	Credit Default Swap maturing 12/20/20	5.00%	1/20/16	$166,555,000	$341,438	$319,804	$(21,634)
Goldman Sachs International:
CDX NA.HY.25	Credit Default Swap maturing 12/20/20	5.00	1/20/16	83,317,000	224,956	214,134	(10,822)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	166,635,000	120,810	118,305	(2,505)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	75,846,000	50,058	50,016	(42)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	37,683,000	73,482	67,972	(5,510)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	2/17/16	37,899,000	39,225	36,749	(2,476)
JPMorgan Chase & Co.:
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	227,283,000	293,195	259,964	(33,231)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	37,683,000	24,494	24,473	(21)
					$1,167,658	$1,091,417	$(76,241)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Counterparty/ Reference Asset	Description	Fixed Rate	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions:
Credit Suisse International:
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00%	2/17/16	$76,882,000	$234,490	$6,512	$(227,978)
Goldman Sachs International:
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	75,920,000	123,370	87,113	(36,257)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	2/17/16	48,845,000	129,683	(15,157)	(144,840)
JPMorgan Chase & Co.:
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	190,694,000	271,739	180,669	(91,070)
CDX NA.IG.25	Credit Default Swap maturing 12/20/20	1.00	1/20/16	37,683,000	75,366	43,866	(31,500)
					$834,648	$303,003	$(531,645)

Total					$2,002,306	$1,394,420	$(607,886)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIIE 28 Day	7.51%	9/25/25	$ 1,251,562,000	MXN	$ 747	$ 23,333	$ 20,395

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Pay	Mexico Interbank TIIE 28 Day	7.9000%	5/28/25	534,926,000	MXN	$500,648	$500,648

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.25	5%	12/20/20	$(31,795,000)	$ (727,971)	$ 306,769	$ (26,540)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contacts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Bank of America:
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00%	3/20/16	$24,613,000	$8,857	$(5,826)	$3,031
Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,278,000	223,150	(55,439)	167,711
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	4,473,000	103,511	(22,656)	80,855
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	23,610,000	554,664	(142,729)	411,935
Foreign Government Bonds
Republic of Colombia	BBB	1.00	3/20/16	28,064,000	110,367	(89,816)	20,551
BNP Paribas:
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	3/20/16	35,599,000	4,009	375	4,384
Federative Republic of Brazil	BB+	1.00	3/20/16	17,817,000	(38,661)	40,855	2,194
Federative Republic of Brazil	BB+	1.00	6/20/16	69,866,000	126,464	(227,747)	(101,283)
United Mexican States	BBB+	1.00	6/20/16	34,962,000	198,051	(106,536)	91,515
Citigroup Global Markets:
Corporate Bonds
Bank of America Corp.	BBB+	1.00	3/20/16	17,509,000	151,604	(113,768)	37,836
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	8,427,000	175,255	(22,927)	152,328
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	9,386,000	220,746	(51,083)	169,663
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	10,790,000	253,487	(65,229)	188,258
JPMorgan Chase & Co.	Not Rated	1.00	3/20/16	17,509,000	146,711	(109,687)	37,024
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	103,465	(38,544)	64,921
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	40,242	29,823	70,065
Foreign Government Bonds
United Mexican States	BBB+	1.00	3/20/16	35,189,000	213,269	(159,066)	54,203
United Mexican States	BBB+	1.00	3/20/16	17,597,000	106,650	(79,545)	27,105
United Mexican States	BBB+	1.00	3/20/16	18,266,000	119,330	(91,194)	28,136
Credit Suisse International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	6/20/20	17,347,000	381,245	(89,493)	291,752
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	3/20/16	12,210,000	4,394	(2,890)	1,504
Republic of Colombia	BBB	1.00	6/20/16	19,114,000	39,934	(22,762)	17,172
United Mexican States	BBB+	1.00	3/20/16	18,553,000	116,696	(88,118)	28,578
United Mexican States	BBB+	1.00	3/20/16	4,557,000	31,845	(24,826)	7,019
United Mexican States	BBB+	1.00	6/20/16	19,015,000	69,649	(19,876)	49,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts at Value Asset/(Liability)
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00%	12/20/19	$13,348,000	$294,129	$(52,849)	$241,280
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	367,030	(61,542)	305,488
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	375,724	(70,236)	305,488
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,414,000	354,838	(51,008)	303,830
Petroleo Brasileiro SA Petrobras	BB	1.00	3/20/16	7,032,000	(324,941)	249,576	(75,365)
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	10,000,000	81,754	(11,781)	69,973
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	34,827,000	373,699	(104,769)	268,930
Foreign Government Bonds
Arab Republic of Egypt	B-	1.00	6/20/16	3,794,000	(22,630)	(15,625)	(38,255)
Federative Republic of Brazil	BB+	1.00	3/20/16	38,301,000	96,206	(91,489)	4,717
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	359,201	(85,758)	273,443
United Mexican States	BBB+	1.00	6/20/16	34,450,000	202,637	(112,462)	90,175
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	12/20/19	17,904,000	451,668	(128,033)	323,635
Foreign Government Bonds
Federative Republic of Brazil	BB+	1.00	3/20/16	17,817,000	(53,665)	55,859	2,194
Federative Republic of Brazil	BB+	1.00	3/20/16	37,106,000	(49,122)	53,692	4,570
Federative Republic of Brazil	BB+	1.00	3/20/16	35,633,000	(98,756)	103,145	4,389
United Mexican States	BBB+	1.00	3/20/16	35,633,000	211,623	(156,736)	54,887
United Mexican States	BBB+	1.00	6/20/16	34,943,000	205,537	(114,072)	91,465
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	17,509,000	358,344	(52,856)	305,488

Total					$6,648,210	$(2,205,648)	$4,442,562
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $88,578,992, which represents 7.0% of net assets.

*	Non-income producing security.
†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2015, is $1,099,319,845.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.
ºº	Rate shown is the 7-day yield as of December 31, 2015.
(a)	Step Bond. Coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.
◊	Zero coupon bond.
¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	34,178,000	433,101,797	(431,438,797)	35,841,000	$17,107	$35,841,000

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
First Citizens St Lucia, Ltd., 4.9030%, 2/9/16	11/19/15	$5,169,445	$5,132,613	0.4%
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	1,732,223	1,339,068	0.1
Total		$6,901,668	$6,471,681	0.5%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

Janus Investment Fund	17

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 133,511,501	$ -
Corporate Bonds	-	878,582,396	-
Foreign Government Bonds	-	6,661,710	-
Common Stocks	111,629,828	-	-
Short-Term Taxable Variable Rate Demand Notes	-	6,463,510	-
Investment Companies	18,318,441	35,841,000	-
Total Investments in Securities	$ 129,948,269	$ 1,061,060,117	$ -

Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ -	$ 5,158,113	$ -
Variation Margin Receivable	-	20,395	-
Total Assets	$ 129,948,269	$ 1,066,238,625	$ -

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$ -	$ 3,088,009	$ -
Outstanding Swap Contracts, at Value	-	214,903	-
Swaptions Written, at Value	-	8,320,538	-
Variation Margin Payable	-	26,540	-
Total Liabilities	$ -	$ 11,649,990	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$1,199,975,746
Unaffiliated investments, at value	$1,155,167,386
Affiliated investments, at value	35,841,000
Cash	1,203,532
Restricted cash (Note 1)	78,180,000
Closed foreign currency contracts	52,390
Outstanding swap contracts, at value(1)	5,158,113
Variation margin receivable	20,395
Receivables:
Interest	11,584,104
Fund shares sold	882,184
Dividends	242,336
Dividends from affiliates	5,359
Other assets	18,994
Total Assets	1,288,355,793
Liabilities:
Options written, at value(2)	3,088,009
Swaptions written, at value(3)	8,320,538
Outstanding swap contracts, at value(4)	214,903
Variation margin payable	26,540
Payables:	—
Fund shares repurchased	2,996,242
Investments purchased	1,622,924
Advisory fees	765,509
Transfer agent fees and expenses	96,943
Dividends	91,002
12b-1 Distribution and shareholder servicing fees	58,923
Professional fees	19,385
Fund administration fees	11,304
Non-interested Trustees' fees and expenses	8,139
Custodian fees	1,725
Accrued expenses and other payables	378,076
Total Liabilities	17,700,162
Net Assets	$1,270,655,631

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,314,989,559
Undistributed net investment income/(loss)	(3,384,285)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(51,366,613)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	10,416,970
Total Net Assets	$1,270,655,631
Net Assets - Class A Shares	$78,940,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,254,298
Net Asset Value Per Share(5)	$9.56
Maximum Offering Price Per Share(6)	$10.04
Net Assets - Class C Shares	$42,358,281
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,433,608
Net Asset Value Per Share(5)	$9.55
Net Assets - Class D Shares	$13,025,657
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,361,660
Net Asset Value Per Share	$9.57
Net Assets - Class I Shares	$966,821,780
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,093,428
Net Asset Value Per Share	$9.56
Net Assets - Class N Shares	$3,043,748
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	318,271
Net Asset Value Per Share	$9.56
Net Assets - Class R Shares	$130,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,609
Net Asset Value Per Share	$9.56
Net Assets - Class S Shares	$440,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,065
Net Asset Value Per Share	$9.56
Net Assets - Class T Shares	$165,895,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,362,067
Net Asset Value Per Share	$9.56

(1) Net premiums paid $6,869,317.

(2) Premiums received $5,484,432.

(3) Premiums received $22,637,564.

(4) Net premiums received $221,107.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.29 of net asset value.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$15,499,795
Dividends	1,423,037
Dividends from affiliates	17,107
Other income	647,654
Total Investment Income	17,587,593
Expenses:
Advisory fees	4,549,241
12b-1Distribution and shareholder servicing fees:
Class A Shares	105,735
Class C Shares	249,923
Class R Shares	308
Class S Shares	580
Transfer agent administrative fees and expenses:
Class D Shares	7,967
Class R Shares	154
Class S Shares	580
Class T Shares	243,164
Transfer agent networking and omnibus fees:
Class A Shares	8,036
Class C Shares	11,969
Class I Shares	133,837
Other transfer agent fees and expenses:
Class A Shares	3,219
Class C Shares	2,372
Class D Shares	5,327
Class I Shares	15,967
Class N Shares	19
Class T Shares	700
Registration fees	125,106
Professional fees	81,765
Fund administration fees	67,357
Shareholder reports expense	51,559
Non-interested Trustees’ fees and expenses	15,394
Custodian fees	8,567
Other expenses	382,376
Total Expenses	6,071,222
Less: Excess Expense Reimbursement	(35,564)
Net Expenses	6,035,658
Net Investment Income/(Loss)	11,551,935

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Unconstrained Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(5,320,867)
Futures contracts	(55,364,664)
Swap contracts	3,540,307
Written options contracts	23,860,650
Written swaption contracts	3,669,505
Total Net Realized Gain/(Loss) on Investments	(29,615,069)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(4,806,344)
Futures contracts	(2,601,547)
Swap contracts	2,999,139
Written options contracts	2,028,639
Written swaption contracts	12,694,311
Total Change in Unrealized Net Appreciation/Depreciation	10,314,198
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,748,936)

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015(1)
Operations:
Net investment income/(loss)	$11,551,935	$10,983,501
Net realized gain/(loss) on investments	(29,615,069)	(22,109,929)
Change in unrealized net appreciation/depreciation	10,314,198	93,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,748,936)	(11,032,658)
Dividends and Distributions to Shareholders:
Class A Shares	(838,813)	(435,038)
Class C Shares	(291,467)	(162,351)
Class D Shares	(128,657)	(78,404)
Class I Shares	(11,767,333)	(8,541,280)
Class N Shares	(35,743)	(19,228)
Class R Shares	(920)	(204)
Class S Shares	(4,251)	(2,505)
Class T Shares	(1,962,415)	(1,196,947)
Total Dividends from Net Investment Income	(15,029,599)	(10,435,957)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(317,992)
Class C Shares	—	(118,671)
Class D Shares	—	(57,309)
Class I Shares	—	(6,243,283)
Class N Shares	—	(14,055)
Class R Shares	—	(150)
Class S Shares	—	(1,831)
Class T Shares	—	(874,914)
Total Return of Capital on Dividends from Net Investment Income	—	(7,628,205)
Net Decrease from Dividends and Distributions to Shareholders	(15,029,599)	(18,064,162)
Capital Share Transactions:
Class A Shares	(2,018,106)	79,731,858
Class C Shares	(8,821,771)	52,577,914
Class D Shares	(49,491)	13,260,510
Class I Shares	(120,328,787)	1,122,947,225
Class N Shares	(5,210)	3,114,591
Class R Shares	78,743	50,354
Class S Shares	(39,405)	445,616
Class T Shares	(25,872,433)	195,014,751
Net Increase/(Decrease) from Capital Share Transactions	(157,056,460)	1,467,142,819
Net Increase/(Decrease) in Net Assets	(179,834,995)	1,438,045,999
Net Assets:
Beginning of period	1,450,490,626	12,444,627
End of period	$1,270,655,631	$1,450,490,626

Undistributed Net Investment Income/(Loss)	$(3,384,285)	$93,379

(1) Period from February 06, 2015 (inception date) through June 30, 2015 for Class R Shares.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Global Unconstrained Bond Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.09	—(3)
Net realized and unrealized gain/(loss)	(0.12)	(0.27)	0.01
Total from Investment Operations	(0.05)	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.07)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.05)	—
Total Dividends and Distributions	(0.10)	(0.12)	—
Net Asset Value, End of Period	$9.56	$9.71	$10.01
Total Return*	(0.45)%	(1.86)%	0.10%
Net Assets, End of Period (in thousands)	$78,940	$82,298	$3,934
Average Net Assets for the Period (in thousands)	$82,899	$44,607	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.07%	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.07%	1.08%
Ratio of Net Investment Income/(Loss)	1.49%	0.93%	(0.36)%
Portfolio Turnover Rate	33%	107%	15%

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.02	(0.01)
Net realized and unrealized gain/(loss)	(0.11)	(0.28)	0.02
Total from Investment Operations	(0.08)	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.03)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.03)	—
Total Dividends and Distributions	(0.06)	(0.06)	—
Net Asset Value, End of Period	$9.55	$9.69	$10.01
Total Return*	(0.86)%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$42,358	$51,993	$272
Average Net Assets for the Period (in thousands)	$49,028	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	0.69%	0.23%	(0.97)%
Portfolio Turnover Rate	33%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.12)	(0.27)	0.01
Total from Investment Operations	(0.05)	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.08)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.05)	—
Total Dividends and Distributions	(0.09)	(0.13)	—
Net Asset Value, End of Period	$9.57	$9.71	$10.01
Total Return*	(0.46)%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$13,026	$13,269	$254
Average Net Assets for the Period (in thousands)	$12,996	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.48%	0.98%	(0.25)%
Portfolio Turnover Rate	33%	107%	15%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.11)	(0.28)	0.01
Total from Investment Operations	(0.03)	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.06)	—
Total Dividends and Distributions	(0.11)	(0.15)	—
Net Asset Value, End of Period	$9.56	$9.70	$10.01
Total Return*	(0.33)%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$966,822	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,050,029	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	1.73%	1.26%	(0.11)%
Portfolio Turnover Rate	33%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Global Unconstrained Bond Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.12	—(3)
Net realized and unrealized gain/(loss)	(0.12)	(0.28)	0.01
Total from Investment Operations	(0.03)	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.06)	—
Total Dividends and Distributions	(0.11)	(0.15)	—
Net Asset Value, End of Period	$9.56	$9.70	$10.01
Total Return*	(0.31)%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$3,044	$3,099	$50
Average Net Assets for the Period (in thousands)	$3,139	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	1.77%	1.22%	(0.11)%
Portfolio Turnover Rate	33%	107%	15%

Class R Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the period ended June 30, 2015	2015	2015(4)
Net Asset Value, Beginning of Period	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.03
Net realized and unrealized gain/(loss)	(0.12)	(0.26)
Total from Investment Operations	(0.07)	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.04)
Distributions (from capital gains)	—	—
Return of capital	—	(0.03)
Total Dividends and Distributions	(0.07)	(0.07)
Net Asset Value, End of Period	$9.56	$9.70
Total Return*	(0.70)%	(2.31)%
Net Assets, End of Period (in thousands)	$130	$50
Average Net Assets for the Period (in thousands)	$125	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.49%
Ratio of Net Investment Income/(Loss)	0.94%	0.71%
Portfolio Turnover Rate	33%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

26	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.07	(0.01)
Net realized and unrealized gain/(loss)	(0.11)	(0.28)	0.02
Total from Investment Operations	(0.05)	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.06)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.04)	—
Total Dividends and Distributions	(0.09)	(0.10)	—
Net Asset Value, End of Period	$9.56	$9.70	$10.01
Total Return*	(0.52)%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$440	$487	$50
Average Net Assets for the Period (in thousands)	$455	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	1.34%	0.71%	(0.61)%
Portfolio Turnover Rate	33%	107%	15%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.10	—(3)
Net realized and unrealized gain/(loss)	(0.11)	(0.28)	0.01
Total from Investment Operations	(0.04)	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	—
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.05)	—
Total Dividends and Distributions	(0.10)	(0.13)	—
Net Asset Value, End of Period	$9.56	$9.70	$10.01
Total Return*	(0.42)%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$165,896	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$190,942	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	1.54%	0.99%	(0.36)%
Portfolio Turnover Rate	33%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

28	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	29

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

30	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2015, the Fund has restricted cash in the amount of $78,180,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	31

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2015, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $44,574,303 and $26,714,886, respectively. There were no forward currency contracts held at December 31, 2015.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective

32	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended December 31, 2015, the average ending monthly market value amounts on purchased and sold futures contracts are $221,472,428 and $62,203,763, respectively. There were no futures contracts held at December 31, 2015.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Janus Investment Fund	33

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote call options on foreign exchanges rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote put options on foreign exchanges rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period ended December 31, 2015, the average ending monthly market value amounts on written call and put options are $4,811,975 and $6,114,139, respectively.

Written option activity for the period ended December 31, 2015 is indicated in the table below:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	921,156,348	$ 28,209,485
Options written	1,520,297,403	41,722,140
Options closed	(1,102,715,356)	(22,117,889)
Options expired	(1,265,234,243)	(41,073,184)
Options exercised	(34,704,057)	(1,256,120)
Options outstanding at December 31, 2015	38,800,095	$ 5,484,432

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk

34	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Fund purchased credit default payer swaptions (put) in order to reduce credit exposure where reducing this exposure via the swaptions market was most attractive.

During the period ended December 31, 2015, the average ending monthly market value amounts on purchased put swaptions is $0. There were no purchased swaptions held at December 31, 2015.

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Fund sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period ended December 31, 2015, the average ending monthly market value amounts on written call and put swaptions are $3,099,917 and $1,955,753, respectively.

Written swaption activity for the period ended December 31, 2015 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2015	3,567,428,000	$4,293,554
Swaptions written	8,839,611,000	32,231,935
Swaptions closed	(2,062,956,000)	(6,810,619)
Swaptions expired	(6,369,976,000)	(7,077,306)
Swaptions exercised	-	-
Swaptions outstanding at December 31, 2015	3,974,107,000	$22,637,564

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves

Janus Investment Fund	35

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

36	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended December 31, 2015, the average ending monthly market value amounts on credit default swaps which are credit default swaps which are long the reference assets and short the references assets the reference asset are $4,190,668 and $(2,802,029), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Janus Investment Fund	37

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period ended December 31, 2015, the average ending monthly market value amounts on interest rate swaps which are which are long the reference asset is $1,221,553.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Outstanding swap contracts, at value	$4,657,465	$-	$-	$500,648	$5,158,113
Variation margin receivable	-	-	-	20,395	20,395
Total Asset Derivatives	$4,657,465	$-	$-	$521,043	$5,178,508

Liability Derivatives:
Options written, at value	$-	$293,590	$453,762	$2,340,657	$3,088,009
Outstanding swap contracts, at value	214,903	-	-	-	214,903
Swaptions written, at value	607,886	-	-	7,712,652	8,320,538
Variation margin payable	26,540	-	-	-	26,540
Total Liability Derivatives	$849,329	$293,590	$453,762	$10,053,309	$11,649,990

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$(234,390)	$(31,444,461)	$(23,685,813)	$(55,364,664)
Investments and foreign currency transactions	(78,170)*	(2,153,040)	-	-	(2,231,210)
Swap contracts	3,086,290	-	-	454,017	3,540,307
Written options contracts	-	(2,894,988)	6,289,812	20,465,826	23,860,650
Written swaption contracts	3,935,024	-	-	(265,519)	3,669,505
Total	$6,943,144	$(5,282,418)	$(25,154,649)	$(3,031,489)	$(26,525,412)

38	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$(2,601,547)	$-	$(2,601,547)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	(222,644)	-	-	(222,644)
Swap contracts	2,524,221	-	-	474,918	2,999,139
Written options contracts	-	(691,110)	(246,065)	2,965,814	2,028,639
Written swaptions contracts	1,500,085	-	-	11,194,226	12,694,311
Total	$4,024,306	$(913,754)	$(2,847,612)	$14,634,958	$14,897,898
* Amounts related to purchased swaptions.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone

Janus Investment Fund	39

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a

40	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Investment Fund	41

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 3,031	$ (3,031)	$ -	$ -
Barclays Capital, Inc.	681,052	-	-	681,052
BNP Paribas	98,093	(98,093)	-	-
Citigroup Global Markets	829,539	(829,539)	-	-
Credit Suisse International	395,798	(227,978)	-	167,820
Goldman Sachs International	2,363,972	(2,363,972)	-	-
JPMorgan Chase & Co.	481,140	(481,140)	-	-
Morgan Stanley	305,488	(193,710)	-	111,778
Total	$ 5,158,113	$ (4,197,463)	$ -	$ 960,650
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 173,429	$ (3,031)	$ (170,398)	$ -
BNP Paribas	101,283	(98,093)	-	3,190
Citigroup Global Markets	3,919,862	(829,539)	(3,090,323)	-
Credit Suisse International	227,978	(227,978)	-	-
Goldman Sachs International	3,374,361	(2,363,972)	(1,010,389)	-
JPMorgan Chase & Co.	980,970	(481,140)	(499,830)	-
Morgan Stanley	193,710	(193,710)	-	-
Total	$ 8,971,593	$ (4,197,463)	$ (4,770,940)	$ 3,190

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk

42	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	43

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

44	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $11,522.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class A Shares paid CDSCs of $497 to Janus Distributors.

Janus Investment Fund	45

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $31,159.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	25%	2%
Class C Shares	-*	-*
Class D Shares	-*	-*
Class I Shares	2	2
Class N Shares	2	-*
Class R Shares	38	-*
Class S Shares	11	-*
Class T Shares	12	2
* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $46,276,127 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in swaps and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,200,847,204	$ 830,378	$(10,669,196)	$ (9,838,818)

46	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(14,502,764)	$ -	$ (14,502,764)

Janus Investment Fund	47

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,375,148	$ 13,253,243	9,150,477	$ 90,214,475
Reinvested dividends and distributions	76,819	735,420	68,452	671,182
Shares repurchased	(1,677,189)	(16,006,769)	(1,132,742)	(11,153,799)
Net Increase/(Decrease)	(225,222)	$ (2,018,106)	8,086,187	$ 79,731,858
Class C Shares:
Shares sold	435,234	$ 4,198,931	6,069,039	$ 59,764,232
Reinvested dividends and distributions	23,285	223,298	21,828	213,591
Shares repurchased	(1,388,435)	(13,244,000)	(754,503)	(7,399,909)
Net Increase/(Decrease)	(929,916)	$ (8,821,771)	5,336,364	$ 52,577,914
Class D Shares:
Shares sold	155,722	$ 1,488,743	1,594,220	$ 15,740,255
Reinvested dividends and distributions	12,751	122,303	13,067	128,218
Shares repurchased	(173,904)	(1,660,537)	(265,575)	(2,607,963)
Net Increase/(Decrease)	(5,431)	$ (49,491)	1,341,712	$ 13,260,510
Class I Shares:
Shares sold	6,831,837	$ 65,570,917	135,468,728	$1,338,726,290
Reinvested dividends and distributions	1,186,058	11,368,275	1,445,000	14,174,069
Shares repurchased	(20,705,582)	(197,267,979)	(23,525,946)	(229,953,134)
Net Increase/(Decrease)	(12,687,687)	$(120,328,787)	113,387,782	$1,122,947,225
Class N Shares:
Shares sold	40,367	$ 388,975	375,154	$ 3,707,941
Reinvested dividends and distributions	3,730	35,743	3,370	33,052
Shares repurchased	(45,164)	(429,928)	(64,186)	(626,402)
Net Increase/(Decrease)	(1,067)	$ (5,210)	314,338	$ 3,114,591
Class R Shares:
Shares sold	55,598	$ 526,929	5,092	$ 50,000
Reinvested dividends and distributions	74	706	36	354
Shares repurchased	(47,191)	(448,892)	-	-
Net Increase/(Decrease)	8,481	$ 78,743	5,128	$ 50,354
Class S Shares:
Shares sold	2,855	$ 27,167	50,996	$ 502,408
Reinvested dividends and distributions	436	4,179	407	3,985
Shares repurchased	(7,399)	(70,751)	(6,230)	(60,777)
Net Increase/(Decrease)	(4,108)	$ (39,405)	45,173	$ 445,616
Class T Shares:
Shares sold	3,441,305	$ 33,300,972	25,844,543	$ 254,734,561
Reinvested dividends and distributions	199,793	1,913,068	207,281	2,032,254
Shares repurchased	(6,410,238)	(61,086,473)	(6,315,450)	(61,752,064)
Net Increase/(Decrease)	(2,769,140)	$ (25,872,433)	19,736,374	$ 195,014,751
(1)	Period from February 6, 2015 (inception date) through June 30, 2015 for Class R Shares.

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$430,290,517	$ 686,340,010	$ -	$ -

48	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund (unaudited)

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

50	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	51

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

52	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	53

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

54	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	55

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

56	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	57

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

60	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	61

Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	63

Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

64	DECEMBER 31, 2015

Janus Global Unconstrained Bond Fund

Notes

NotesPage1

Janus Investment Fund	65

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108552				125-24-93024 02-16

SEMIANNUAL REPORT December 31, 2015

Janus High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus High-Yield Fund

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free-cash-flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less volatile client experience within the high-yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, Janus High-Yield Fund’s Class T Shares returned -4.60%, compared with -6.82% for its benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

INVESTMENT ENVIRONMENT

During the period, fixed income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies. Volatility emanating from China, as that country struggled with slowing growth, caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

High-yield credits widened considerably over the period, early breaching 7 percentage points above the risk-free rate. Investment-grade corporate spreads widened in late summer but clawed back some territory as the sell-off in risk assets subsided. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, during the period. Contributing most to relative performance was our security selection. Although high-yield spreads widened during the period, the Fund benefited from our company-specific, bottom-up research which enabled us to identify mid-tiered high-yield credits that represented attractive risk adjusted returns. As such, this segment of the high-yield market accounted for much of the Fund’s outperformance. On a credit sector basis, the Fund’s underweights in independent energy and metals and mining contributed to performance. Strong security selection within our remaining exposure to independent energy was a contributing factor as well.

Given the stress experienced in high-yield markets toward the end of the period, our elevated cash positioning also contributed to relative performance. We do not aim for cash to be a source of returns, but in conditions such as those experienced during the quarter, its capital-preservation qualities can benefit the portfolio.

The lone asset class to detract from relative performance was the Fund’s out-of-benchmark allocations to bank loans. Two credit sectors that weighed on performance were retailers and pharmaceuticals. Within each sector, one specific issuer was a significant source of underperformance. Active lifestyle company Quiksilver unexpectedly filed for bankruptcy in September. We maintain a position within the company as we believe it still has valuable assets – including its strong brand – that can provide value much greater than what is being priced into the market.

Valeant Pharmaceuticals also weighed on performance. Accusations against the company brought into question the management team’s credibility, decision process, and ethics. These developments caused us to review the position to determine whether our original investment thesis had been violated.

OUTLOOK

We believe that many of the clouds that hung over fixed income markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that neither the economic growth nor the four 0.25% increases that the Fed projects such growth merits in 2016 will come to fruition.

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate,

Janus Investment Fund	1

Janus High-Yield Fund (unaudited)

at 5%, is roughly what the Fed considers optimal, the other part of its dual mandate – inflation – remains frustratingly low. It is difficult to identify future sources of inflationary pressure. Hourly wage growth is mired in the 2% to 2.5% range and there are only incipient signs that consumers are spending a portion of their “gasoline dividend,” while much of the windfall created by multi-year lows in energy prices is finding its way into savings. Weak global growth and a strengthening U.S. dollar could further keep upward price pressure at bay.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most notably energy. A chief concern is that much of the financial engineering that has occurred is aimed at compensating for lower revenue growth. With economic acceleration remaining elusive and rates still low, we expect management teams to continue to purchase growth, with these acquisitions often financed by debt issuance. We see less room for margin expansion, and with extended balance sheets, suboptimal results may be met with harsh market reaction.

Given this environment, we have minimized our exposure to the riskiest tiers of high-yield credit as we suspect the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with higher ratings.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside. Perhaps at no other time since the economy emerged from the financial crisis have our core tenets of capital preservation and risk-adjusted returns been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus High-Yield Fund.

2	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	6.45%	6.45%
Class A Shares MOP	6.13%	6.13%
Class C Shares**	5.71%	5.71%
Class D Shares	6.67%	6.67%
Class I Shares	6.75%	6.75%
Class N Shares	6.84%	6.84%
Class R Shares	6.07%	6.07%
Class S Shares	6.33%	6.33%
Class T Shares	6.58%	6.58%
Weighted Average Maturity		5.8 Years
Average Effective Duration***		3.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.3%
BB	29.3%
B	38.8%
CCC	12.4%
D	0.2%
Not Rated	4.2%
Other	11.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	79.0%
Investment Companies	13.5%
Bank Loans and Mezzanine Loans	5.5%
Asset-Backed/Commercial Mortgage-Backed Securities	1.8%
Common Stocks	0.3%
Preferred Stocks	0.2%
Other	(0.3)%
100.0%

Janus Investment Fund	3

Janus High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-4.54%	-1.51%	4.56%	6.29%	7.20%	0.98%
Class A Shares at MOP	-9.11%	-6.14%	3.55%	5.78%	6.94%
Class C Shares at NAV	-4.95%	-2.17%	3.80%	5.55%	6.45%	1.70%
Class C Shares at CDSC	-5.87%	-3.10%	3.80%	5.55%	6.45%
Class D Shares(1)	-4.56%	-1.32%	4.77%	6.46%	7.30%	0.77%
Class I Shares	-4.52%	-1.24%	4.82%	6.41%	7.27%	0.70%
Class N Shares	-4.48%	-1.16%	4.68%	6.41%	7.27%	0.61%
Class R Shares	-4.86%	-2.03%	4.15%	5.84%	6.72%	1.37%
Class S Shares	-4.71%	-1.75%	4.39%	6.11%	6.99%	1.12%
Class T Shares	-4.60%	-1.40%	4.68%	6.41%	7.27%	0.87%
Barclays U.S. Corporate High-Yield Bond Index	-6.82%	-4.47%	5.04%	6.96%	6.75%
Morningstar Quartile - Class T Shares	-	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	126/789	211/618	111/524	5/240

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Seth Meyer, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$954.60	$4.77	$1,000.00	$1,020.26	$4.93	0.97%
Class C Shares	$1,000.00	$950.50	$7.75	$1,000.00	$1,017.19	$8.01	1.58%
Class D Shares	$1,000.00	$954.40	$3.88	$1,000.00	$1,021.17	$4.01	0.79%
Class I Shares	$1,000.00	$954.80	$3.49	$1,000.00	$1,021.57	$3.61	0.71%
Class N Shares	$1,000.00	$955.20	$3.10	$1,000.00	$1,021.97	$3.20	0.63%
Class R Shares	$1,000.00	$951.40	$6.82	$1,000.00	$1,018.15	$7.05	1.39%
Class S Shares	$1,000.00	$952.90	$5.45	$1,000.00	$1,019.56	$5.63	1.11%
Class T Shares	$1,000.00	$954.00	$4.22	$1,000.00	$1,020.81	$4.37	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
COMM 2015-3BP Mortgage Trust, 3.2384%, 2/10/35 (144A)‡	$4,637,000	$4,106,397
Fannie Mae Connecticut Avenue Securities, 5.3216%, 11/25/24‡	3,715,673	3,785,673
Fannie Mae Connecticut Avenue Securities, 4.2210%, 5/25/25‡	7,647,000	7,266,111
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	10,065,000	9,355,353
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.2805%, 1/15/32 (144A)‡	3,918,000	3,853,162
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	2,314,000	2,107,107
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	3,904,817	3,901,147
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $35,171,596)		34,374,950
Bank Loans and Mezzanine Loans – 5.5%
Basic Industry – 0.5%
Oxbow Carbon & Minerals LLC, 8.0000%, 1/17/20‡	12,110,000	10,071,524
Capital Goods – 0.8%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	4,994,791	4,894,895
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	11,163,000	10,604,850
		15,499,745
Consumer Cyclical – 1.4%
Cosmopolitan of Las Vegas, 9.0370%, 12/19/16‡	6,082,000	6,051,590
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	22,032,000	20,258,424
		26,310,014
Consumer Non-Cyclical – 0.2%
Del Monte Foods, Inc., 8.2500%, 8/18/21‡	1,344,000	1,088,640
Surgery Center Holdings, Inc., 8.5000%, 11/3/21‡	2,114,366	1,987,504
		3,076,144
Energy – 0.2%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	3,584,000	2,389,345
Templar Energy LLC, 8.5000%, 11/25/20‡	11,557,589	1,213,547
		3,602,892
Real Estate Investment Trusts (REITs) – 0.4%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	7,312,000	7,190,109
Technology – 1.6%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	30,669,000	30,304,959
Transportation – 0.4%
OSG Bulk Ships, Inc., 5.2500%, 8/5/19‡	3,448,485	3,310,305
OSG International, Inc., 5.7500%, 8/5/19‡	4,828,440	4,683,372
		7,993,677
Total Bank Loans and Mezzanine Loans (cost $119,957,152)		104,049,064
Corporate Bonds – 79.0%
Banking – 2.4%
Ally Financial, Inc., 3.2500%, 11/5/18	15,286,000	14,999,387
Ally Financial, Inc., 4.6250%, 3/30/25	13,929,000	13,754,887
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	11,831,000	11,986,637
Royal Bank of Scotland Group PLC, 7.5000%µ	5,269,000	5,486,346
		46,227,257
Basic Industry – 0.5%
ArcelorMittal, 5.1250%, 6/1/20	5,327,000	4,421,410
Resolute Forest Products, Inc., 5.8750%, 5/15/23	6,734,000	4,898,985
		9,320,395
Brokerage – 0.2%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.3750%, 4/1/20 (144A)	4,889,000	4,338,988
Capital Goods – 3.4%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	37,315,000	37,760,109
American Builders & Contractors Supply Co., Inc., 5.6250%, 4/15/21 (144A)	9,057,000	9,170,213
Ball Corp., 5.2500%, 7/1/25	10,045,000	10,271,012
Builders FirstSource, Inc., 10.7500%, 8/15/23 (144A)	4,880,000	4,843,400
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	2,226,000	2,337,300
		64,382,034

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – 13.2%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	$18,080,000	$17,854,000
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,198,000	5,733,150
Altice US Finance I Corp., 5.3750%, 7/15/23 (144A)	7,976,000	7,995,940
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	2,851,000	2,608,665
Block Communications, Inc., 7.2500%, 2/1/20 (144A)	15,328,000	15,251,360
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	23,209,000	24,108,349
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	6,099,000	6,068,505
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	5,297,000	5,270,515
Entercom Radio LLC, 10.5000%, 12/1/19	18,899,000	19,560,465
Frontier Communications Corp., 10.5000%, 9/15/22 (144A)	22,204,000	22,120,735
Frontier Communications Corp., 11.0000%, 9/15/25 (144A)	12,691,000	12,564,090
Harron Communications LP / Harron Finance Corp., 9.1250%, 4/1/20 (144A)	7,002,000	7,404,615
Level 3 Financing, Inc., 5.3750%, 8/15/22	12,743,000	12,934,145
Level 3 Financing, Inc., 5.1250%, 5/1/23 (144A)	10,786,000	10,705,105
Level 3 Financing, Inc., 5.3750%, 1/15/24 (144A)	10,188,000	10,238,940
National CineMedia LLC, 7.8750%, 7/15/21	8,952,000	9,310,080
T-Mobile USA, Inc., 6.2500%, 4/1/21	11,993,000	12,352,790
T-Mobile USA, Inc., 6.0000%, 3/1/23	25,806,000	26,128,575
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	13,275,000	12,146,625
UPCB Finance IV, Ltd., 5.3750%, 1/15/25 (144A)	11,244,000	10,597,470
		250,954,119
Consumer Cyclical – 22.0%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	7,856,000	7,789,224
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	8,896,000	8,451,200
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,467,000	4,947,635
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	5,847,000	6,102,806
Century Communities, Inc., 6.8750%, 5/15/22	19,549,000	17,936,207
Dollar Tree, Inc., 5.7500%, 3/1/23 (144A)	11,338,000	11,734,830
DR Horton, Inc., 4.0000%, 2/15/20	4,171,000	4,194,775
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	10,654,000	10,787,175
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	12,860,000	12,988,600
HIS, Inc., 5.0000%, 11/1/22	13,655,000	13,825,687
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	19,815,000	17,932,575
JC Penney Corp., Inc., 5.7500%, 2/15/18	12,342,000	11,323,785
JC Penney Corp., Inc., 8.1250%, 10/1/19	7,155,000	6,475,275
KB Home, 7.6250%, 5/15/23	10,721,000	10,586,987
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)	2,243,000	2,237,393
Landry's, Inc., 9.3750%, 5/1/20 (144A)	35,585,000	37,453,212
Levi Strauss & Co., 5.0000%, 5/1/25	9,090,000	9,044,550
Meritage Homes Corp., 7.1500%, 4/15/20	8,368,000	8,807,320
Meritage Homes Corp., 7.0000%, 4/1/22	8,961,000	9,386,648
MGM Resorts International, 6.7500%, 10/1/20	15,148,000	15,564,570
MGM Resorts International, 6.6250%, 12/15/21	5,726,000	5,861,993
MGM Resorts International, 7.7500%, 3/15/22	9,007,000	9,569,938
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21	15,919,000	15,879,202
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21 (144A)	7,070,000	7,052,325
MPG Holdco I, Inc., 7.3750%, 10/15/22	10,830,000	10,938,300
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	26,371,000	26,766,565
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	26,565,000	21,783,300
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	16,637,000	17,344,072
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	14,443,000	14,659,645
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	12,195,000	2,439,000
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	14,599,000	693,453
Rite Aid Corp., 6.1250%, 4/1/23 (144A)	3,689,000	3,818,115
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	21,476,000	22,442,420
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	11,019,000	11,514,855
Schaeffler Holding Finance BV, 6.7500%, 11/15/22 (144A)	4,665,000	5,014,875
Station Casinos LLC, 7.5000%, 3/1/21	7,283,000	7,428,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
WCI Communities, Inc., 6.8750%, 8/15/21	$5,794,000	$6,087,292
		416,864,464
Consumer Non-Cyclical – 12.4%
Albertson's Holdings LLC/Safeway, Inc., 7.7500%, 10/15/22 (144A)	3,338,000	3,544,522
Aramark Services, Inc., 5.1250%, 1/15/24 (144A)	3,105,000	3,163,219
Capsugel SA, 7.0000%, 5/15/19 (144A)	9,324,000	9,090,900
CHS/Community Health Systems, Inc., 8.0000%, 11/15/19	20,989,000	21,146,417
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	11,922,000	11,087,460
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.0000%, 7/15/23 (144A)	5,165,000	5,139,175
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.0000%, 2/1/25 (144A)	7,850,000	7,732,250
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	24,457,000	25,435,280
Fresenius Medical Care US Finance II, Inc., 5.6250%, 7/31/19 (144A)	4,082,000	4,398,355
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	8,277,000	8,856,390
Hologic, Inc., 5.2500%, 7/15/22 (144A)	5,311,000	5,417,220
Horizon Pharma Financing, Inc., 6.6250%, 5/1/23 (144A)	3,599,000	3,203,110
Jarden Corp., 5.0000%, 11/15/23 (144A)	13,357,000	13,657,532
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	11,980,000	11,980,000
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	11,921,000	11,831,592
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	8,009,000	7,948,933
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.6250%, 10/15/23 (144A)	6,053,000	5,750,350
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.5000%, 4/15/25 (144A)	6,380,000	5,869,600
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	20,246,000	18,322,630
Smithfield Foods, Inc., 5.8750%, 8/1/21 (144A)	48,000	49,440
Smithfield Foods, Inc., 6.6250%, 8/15/22	358,000	371,425
SUPERVALU, Inc., 6.7500%, 6/1/21	25,925,000	23,462,125
SUPERVALU, Inc., 7.7500%, 11/15/22	5,531,000	5,019,383
Tenet Healthcare Corp., 8.0000%, 8/1/20	6,605,000	6,621,513
Tenet Healthcare Corp., 6.0000%, 10/1/20	6,515,000	6,857,038
Valeant Pharmaceuticals International, Inc., 5.8750%, 5/15/23 (144A)	5,729,000	5,113,133
Valeant Pharmaceuticals International, Inc., 6.1250%, 4/15/25 (144A)	5,729,000	5,113,133
		236,182,125
Energy – 7.9%
Carrizo Oil & Gas, Inc., 6.2500%, 4/15/23	2,143,000	1,735,830
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.0000%, 12/15/20	5,466,000	4,017,510
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.,
6.1250%, 3/1/22	16,696,000	11,603,720
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	21,711,000	19,322,790
Endeavor Energy Resources LP / EER Finance, Inc., 8.1250%, 9/15/23 (144A)	7,382,000	6,643,800
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.6250%, 6/15/20	6,026,000	5,664,440
Hiland Partners LP / Hiland Partners Finance Corp., 7.2500%, 10/1/20 (144A)	17,011,000	17,181,110
Hiland Partners LP / Hiland Partners Finance Corp., 5.5000%, 5/15/22 (144A)	14,514,000	13,933,440
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	9,507,000	9,411,930
MPLX LP, 4.5000%, 7/15/23 (144A)	21,027,000	18,812,857
Newfield Exploration Co., 5.3750%, 1/1/26	5,920,000	4,898,800
Oasis Petroleum, Inc., 6.5000%, 11/1/21	3,533,000	2,340,613
Oasis Petroleum, Inc., 6.8750%, 3/15/22	7,457,000	4,772,480
PBF Holding Co. LLC / PBF Finance Corp., 8.2500%, 2/15/20	5,250,000	5,433,750
QEP Resources, Inc., 5.3750%, 10/1/22	7,255,000	5,223,600
QEP Resources, Inc., 5.2500%, 5/1/23	7,048,000	5,004,080
Rice Energy, Inc., 6.2500%, 5/1/22	6,408,000	4,613,760
Sanchez Energy Corp., 6.1250%, 1/15/23	3,345,000	1,806,300
Seven Generations Energy, Ltd., 6.7500%, 5/1/23 (144A)	4,941,000	4,150,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.6250%, 10/1/20 (144A)	$3,684,000	$3,324,810
		149,896,060
Finance Companies – 0.5%
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	8,826,000	9,223,170
Financial – 1.3%
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	25,191,000	24,309,315
Industrial – 2.0%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,277,000	5,474,888
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	22,728,000	23,182,560
Park-Ohio Industries, Inc., 8.1250%, 4/1/21	9,012,000	9,304,890
		37,962,338
Insurance – 0.6%
Centene Corp., 4.7500%, 5/15/22	10,739,000	10,389,982
Real Estate Investment Trusts (REITs) – 0.9%
Forest City Enterprises, Inc., 3.6250%, 8/15/20	3,400,000	3,612,500
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	14,065,000	13,713,375
		17,325,875
Technology – 7.8%
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	29,451,000	25,475,115
Cardtronics, Inc., 5.1250%, 8/1/22	19,864,000	19,168,760
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	26,938,000	27,241,052
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	14,529,000	13,984,162
First Data Corp., 7.0000%, 12/1/23 (144A)	22,623,000	22,623,000
First Data Corp., 5.0000%, 1/15/24 (144A)	5,438,000	5,410,810
Qorvo, Inc., 6.7500%, 12/1/23 (144A)	9,254,000	9,439,080
Qorvo, Inc., 7.0000%, 12/1/25 (144A)	15,593,000	16,060,790
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,405,000	9,616,613
		149,019,382
Transportation – 3.9%
CEVA Group PLC, 4.0000%, 5/1/18 (144A)	5,267,000	4,424,280
Eletson Holdings, 9.6250%, 1/15/22 (144A)	5,437,000	4,838,930
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	21,375,000	19,558,125
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	18,992,000	12,914,560
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
8.1250%, 2/15/19	7,114,000	3,059,020
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
7.3750%, 1/15/22 (144A)	1,178,000	589,000
Watco Cos. LLC / Watco Finance Corp., 6.3750%, 4/1/23 (144A)	7,611,000	7,496,835
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	21,371,000	21,729,392
		74,610,142
Total Corporate Bonds (cost $1,595,030,998)		1,501,005,646
Common Stocks – 0.3%
Capital Markets – 0.3%
E*TRADE Financial Corp.* (cost $5,610,657)	198,535	5,884,577
Preferred Stocks – 0.2%
Household Durables – 0.2%
William Lyon Homes, 6.5000% (cost $2,964,100)	29,641	2,617,597
Investment Companies – 13.5%
Money Markets – 13.5%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $256,953,130)	256,953,130	256,953,130
Total Investments (total cost $2,015,687,633) – 100.3%		1,904,884,964
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(5,719,730)
Net Assets – 100%		$1,899,165,234

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,658,705,693	87.1%
United Kingdom	52,942,862	2.8
Luxembourg	41,704,685	2.2
Brazil	31,760,525	1.7
Singapore	30,304,959	1.6
Greece	30,274,210	1.6
Germany	29,784,475	1.5
Netherlands	25,257,115	1.3
Canada	4,150,440	0.2

Total	$1,904,884,964	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $945,230,692, which represents 49.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	182,533,818	463,658,312	(389,239,000)	256,953,130	$ 177,354	$ 256,953,130

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 - 8/5/14	$37,317,113	$37,760,109	2.0%
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	7/11/13 - 5/11/15	12,329,387	2,439,000	0.1
Total		$49,646,500	$40,199,109	2.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

12	DECEMBER 31, 2015

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 34,374,950	$ -
Bank Loans and Mezzanine Loans	-	104,049,064	-
Corporate Bonds	-	1,501,005,646	-
Common Stocks	5,884,577	-	-
Preferred Stocks	-	2,617,597	-
Investment Companies	-	256,953,130	-
Total Assets	$ 5,884,577	$ 1,899,000,387	$ -

Janus Investment Fund	13

Janus High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$2,015,687,633
Unaffiliated investments, at value	$1,647,931,834
Affiliated investments, at value	256,953,130
Cash	1,955,566
Non-interested Trustees' deferred compensation	38,358
Receivables:
Interest	30,275,832
Fund shares sold	2,297,911
Dividends from affiliates	54,915
Other assets	43,709
Total Assets	1,939,551,255
Liabilities:
Payables:	—
Investments purchased	30,362,310
Fund shares repurchased	7,749,455
Advisory fees	1,016,352
Dividends	526,142
Transfer agent fees and expenses	390,275
12b-1 Distribution and shareholder servicing fees	81,117
Non-interested Trustees' deferred compensation fees	38,358
Professional fees	31,572
Fund administration fees	17,074
Non-interested Trustees' fees and expenses	11,658
Custodian fees	1,254
Accrued expenses and other payables	160,454
Total Liabilities	40,386,021
Net Assets	$1,899,165,234

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,134,798,466
Undistributed net investment income/(loss)	438,453
Undistributed net realized gain/(loss) from investments	(125,279,601)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(110,792,084)
Total Net Assets	$1,899,165,234
Net Assets - Class A Shares	$132,131,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,651,136
Net Asset Value Per Share(1)	$7.94
Maximum Offering Price Per Share(2)	$8.34
Net Assets - Class C Shares	$50,594,685
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,372,300
Net Asset Value Per Share(1)	$7.94
Net Assets - Class D Shares	$316,506,312
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,872,439
Net Asset Value Per Share	$7.94
Net Assets - Class I Shares	$235,839,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,699,394
Net Asset Value Per Share	$7.94
Net Assets - Class N Shares	$16,791,960
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,114,818
Net Asset Value Per Share	$7.94
Net Assets - Class R Shares	$1,498,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,844
Net Asset Value Per Share	$7.93
Net Assets - Class S Shares	$2,260,563
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	284,252
Net Asset Value Per Share	$7.95
Net Assets - Class T Shares	$1,143,542,600
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	144,038,142
Net Asset Value Per Share	$7.94

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$64,796,135
Dividends from affiliates	177,354
Dividends	154,852
Other income	120,012
Total Investment Income	65,248,353
Expenses:
Advisory fees	5,821,412
12b-1Distribution and shareholder servicing fees:
Class A Shares	165,439
Class C Shares	249,186
Class R Shares	4,094
Class S Shares	3,153
Transfer agent administrative fees and expenses:
Class D Shares	207,971
Class R Shares	2,047
Class S Shares	3,153
Class T Shares	1,520,680
Transfer agent networking and omnibus fees:
Class A Shares	94,578
Class C Shares	21,967
Class I Shares	100,932
Other transfer agent fees and expenses:
Class A Shares	5,885
Class C Shares	2,828
Class D Shares	38,971
Class I Shares	5,783
Class N Shares	122
Class R Shares	60
Class S Shares	61
Class T Shares	5,582
Shareholder reports expense	102,199
Registration fees	97,947
Fund administration fees	97,904
Professional fees	30,204
Non-interested Trustees’ fees and expenses	21,099
Custodian fees	5,467
Other expenses	194,378
Total Expenses	8,803,102
Less: Excess Expense Reimbursement	(96,344)
Net Expenses	8,706,758
Net Investment Income/(Loss)	56,541,595
Net Realized Gain/(Loss) on Investments:
Investments	(48,465,472)
Total Net Realized Gain/(Loss) on Investments	(48,465,472)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(102,794,627)
Total Change in Unrealized Net Appreciation/Depreciation	(102,794,627)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(94,718,504)

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus High-Yield Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$56,541,595	$135,366,220
Net realized gain/(loss) on investments	(48,465,472)	(68,110,496)
Change in unrealized net appreciation/depreciation	(102,794,627)	(115,426,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(94,718,504)	(48,171,147)
Dividends and Distributions to Shareholders:
Class A Shares	(4,238,369)	(15,050,171)
Class C Shares	(1,384,846)	(3,416,552)
Class D Shares	(9,632,519)	(22,007,969)
Class I Shares	(7,364,868)	(18,660,355)
Class N Shares	(476,451)	(584,822)
Class R Shares	(40,645)	(87,174)
Class S Shares	(66,056)	(234,687)
Class T Shares	(33,349,409)	(75,836,382)
Total Dividends from Net Investment Income	(56,553,163)	(135,878,112)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(6,528,274)
Class C Shares	—	(1,478,907)
Class D Shares	—	(8,104,546)
Class I Shares	—	(5,775,085)
Class N Shares	—	(155,018)
Class R Shares	—	(37,278)
Class S Shares	—	(97,519)
Class T Shares	—	(27,775,564)
Total Distributions from Net Realized Gain from Investment Transactions	—	(49,952,191)
Net Decrease from Dividends and Distributions to Shareholders	(56,553,163)	(185,830,303)
Capital Share Transactions:
Class A Shares	(42,452,372)	(135,495,644)
Class C Shares	(6,207,072)	(8,456,258)
Class D Shares	(11,240,637)	(16,329,897)
Class I Shares	(26,183,653)	(165,301,017)
Class N Shares	3,280,614	(3,530,678)
Class R Shares	(14,797)	(122,688)
Class S Shares	(341,748)	(1,830,786)
Class T Shares	13,862,229	(121,381,969)
Net Increase/(Decrease) from Capital Share Transactions	(69,297,436)	(452,448,937)
Net Increase/(Decrease) in Net Assets	(220,569,103)	(686,450,387)
Net Assets:
Beginning of period	2,119,734,337	2,806,184,724
End of period	$1,899,165,234	$2,119,734,337

Undistributed Net Investment Income/(Loss)	$438,453	$450,021

See Notes to Financial Statements.

Janus Investment Fund	17

Janus High-Yield Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$8.55	$9.41	$9.14		$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.51(1)	0.55(1)		0.57	0.62	0.65
Net realized and unrealized gain/(loss)	(0.61)	(0.67)	0.50		0.15	(0.13)	0.68
Total from Investment Operations	(0.38)	(0.16)	1.05		0.72	0.49	1.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.50)	(0.55)		(0.57)	(0.62)	(0.65)
Distributions (from capital gains)	—	(0.20)	(0.23)		(0.01)	—(2)	—
Total Dividends and Distributions	(0.23)	(0.70)	(0.78)		(0.58)	(0.62)	(0.65)
Net Asset Value, End of Period	$7.94	$8.55	$9.41		$9.14	$9.00	$9.13
Total Return*	(4.54)%	(1.61)%	11.93%		8.12%	5.71%	16.09%(3)
Net Assets, End of Period (in thousands)	$132,132	$185,912	$352,140		$321,554	$265,944	$171,976
Average Net Assets for the Period (in thousands)	$154,683	$263,855	$338,923		$298,736	$212,564	$143,277
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	1.01%		0.97%	0.99%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	1.01%		0.97%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	5.45%	5.69%	5.93%		6.10%	6.91%	7.23%
Portfolio Turnover Rate	23%	71%	67%		93%	61%	92%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.44(1)	0.48(1)	0.50	0.55	0.59
Net realized and unrealized gain/(loss)	(0.62)	(0.65)	0.51	0.15	(0.12)	0.68
Total from Investment Operations	(0.42)	(0.21)	0.99	0.65	0.43	1.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.44)	(0.49)	(0.50)	(0.56)	(0.59)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(2)	—
Total Dividends and Distributions	(0.20)	(0.64)	(0.72)	(0.51)	(0.56)	(0.59)
Net Asset Value, End of Period	$7.94	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return*	(4.95)%	(2.20)%	11.13%	7.31%	4.93%	15.30%(3)
Net Assets, End of Period (in thousands)	$50,595	$61,023	$76,294	$79,726	$78,392	$78,456
Average Net Assets for the Period (in thousands)	$56,891	$68,654	$77,004	$84,174	$73,801	$76,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.70%	1.73%	1.72%	1.72%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.70%	1.73%	1.72%	1.72%	1.61%
Ratio of Net Investment Income/(Loss)	4.84%	4.96%	5.21%	5.36%	6.19%	6.57%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.52(1)	0.57(1)	0.59	0.64	0.67
Net realized and unrealized gain/(loss)	(0.62)	(0.65)	0.51	0.15	(0.13)	0.68
Total from Investment Operations	(0.38)	(0.13)	1.08	0.74	0.51	1.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.52)	(0.58)	(0.59)	(0.64)	(0.67)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(2)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.24)	(0.72)	(0.81)	(0.60)	(0.64)	(0.67)
Net Asset Value, End of Period	$7.94	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return*	(4.56)%	(1.29)%	12.20%	8.33%	5.94%	16.28%(4)
Net Assets, End of Period (in thousands)	$316,506	$353,037	$405,861	$360,924	$328,700	$317,038
Average Net Assets for the Period (in thousands)	$339,592	$372,925	$373,985	$361,587	$310,872	$292,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.77%	0.77%	0.77%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.77%	0.77%	0.76%	0.76%
Ratio of Net Investment Income/(Loss)	5.64%	5.88%	6.16%	6.30%	7.15%	7.41%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.56	$9.42	$9.15	$9.01	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.53(1)	0.58(1)	0.60	0.64	0.67
Net realized and unrealized gain/(loss)	(0.62)	(0.66)	0.50	0.15	(0.11)	0.68
Total from Investment Operations	(0.38)	(0.13)	1.08	0.75	0.53	1.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.53)	(0.58)	(0.60)	(0.65)	(0.67)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(2)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.24)	(0.73)	(0.81)	(0.61)	(0.65)	(0.67)
Net Asset Value, End of Period	$7.94	$8.56	$9.42	$9.15	$9.01	$9.13
Total Return*	(4.52)%	(1.32)%	12.25%	8.43%	6.13%	16.35%(4)
Net Assets, End of Period (in thousands)	$235,839	$281,687	$478,576	$236,426	$241,339	$174,961
Average Net Assets for the Period (in thousands)	$256,462	$311,969	$396,882	$285,515	$226,809	$178,564
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.70%	0.72%	0.68%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.70%	0.72%	0.68%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	5.71%	5.96%	6.22%	6.38%	7.23%	7.43%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus High-Yield Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.01	$8.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)	0.53(2)	0.58(2)	0.60	0.06
Net realized and unrealized gain/(loss)	(0.62)	(0.64)	0.51	0.14	0.08
Total from Investment Operations	(0.38)	(0.11)	1.09	0.74	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.54)	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(3)
Total Dividends and Distributions	(0.24)	(0.74)	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$7.94	$8.56	$9.41	$9.14	$9.01
Total Return*	(4.48)%	(1.14)%	12.37%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$16,792	$14,751	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$16,290	$9,715	$9,055	$8,788	$3,390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)	5.81%	5.99%	6.29%	6.47%	6.86%
Portfolio Turnover Rate	23%	71%	67%	93%	61%

Class R Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.55	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.47(2)	0.52(2)	0.53	0.59	0.61
Net realized and unrealized gain/(loss)	(0.62)	(0.66)	0.50	0.15	(0.13)	0.68
Total from Investment Operations	(0.41)	(0.19)	1.02	0.68	0.46	1.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.47)	(0.52)	(0.53)	(0.59)	(0.61)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(3)	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)	—(4)
Total Dividends and Distributions	(0.21)	(0.67)	(0.75)	(0.54)	(0.59)	(0.61)
Net Asset Value, End of Period	$7.93	$8.55	$9.41	$9.14	$9.00	$9.13
Total Return*	(4.86)%	(2.00)%	11.52%	7.68%	5.38%	15.62%(5)
Net Assets, End of Period (in thousands)	$1,498	$1,631	$1,918	$1,666	$1,082	$1,100
Average Net Assets for the Period (in thousands)	$1,604	$1,644	$1,899	$1,459	$1,081	$997
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.37%	1.37%	1.37%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.37%	1.37%	1.37%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	5.04%	5.28%	5.58%	5.67%	6.64%	6.85%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(5) Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.57	$9.43	$9.16	$9.02	$9.15	$8.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.49(1)	0.54(1)	0.56	0.61	0.63
Net realized and unrealized gain/(loss)	(0.62)	(0.66)	0.51	0.15	(0.13)	0.68
Total from Investment Operations	(0.40)	(0.17)	1.05	0.71	0.48	1.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.49)	(0.55)	(0.56)	(0.61)	(0.63)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(2)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.22)	(0.69)	(0.78)	(0.57)	(0.61)	(0.63)
Net Asset Value, End of Period	$7.95	$8.57	$9.43	$9.16	$9.02	$9.15
Total Return*	(4.71)%	(1.73)%	11.80%	7.95%	5.57%	15.83%(4)
Net Assets, End of Period (in thousands)	$2,261	$2,785	$5,045	$6,901	$6,213	$7,015
Average Net Assets for the Period (in thousands)	$2,471	$4,219	$6,694	$6,893	$5,959	$7,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.12%	1.12%	1.12%	1.11%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.12%	1.11%	1.12%	1.11%	1.13%
Ratio of Net Investment Income/(Loss)	5.32%	5.54%	5.83%	5.96%	6.80%	7.05%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.56	$9.41	$9.14	$9.00	$9.13	$8.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.51(1)	0.57(1)	0.58	0.63	0.65
Net realized and unrealized gain/(loss)	(0.62)	(0.64)	0.50	0.15	(0.13)	0.69
Total from Investment Operations	(0.39)	(0.13)	1.07	0.73	0.50	1.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.52)	(0.57)	(0.58)	(0.63)	(0.66)
Distributions (from capital gains)	—	(0.20)	(0.23)	(0.01)	—(2)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.23)	(0.72)	(0.80)	(0.59)	(0.63)	(0.66)
Net Asset Value, End of Period	$7.94	$8.56	$9.41	$9.14	$9.00	$9.13
Total Return*	(4.60)%	(1.38)%	12.09%	8.23%	5.83%	16.14%(5)
Net Assets, End of Period (in thousands)	$1,143,543	$1,218,907	$1,466,998	$1,310,580	$1,269,091	$1,060,678
Average Net Assets for the Period (in thousands)	$1,191,309	$1,305,785	$1,378,198	$1,401,785	$1,107,108	$875,192
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.87%	0.87%	0.86%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.86%	0.86%	0.86%	0.88%
Ratio of Net Investment Income/(Loss)	5.57%	5.79%	6.07%	6.21%	7.05%	7.28%
Portfolio Turnover Rate	23%	71%	67%	93%	61%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Impact on performance due to reimbursement from advisor was 0.50%.

(5) Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

22	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

Janus Investment Fund	25

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

26	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Investment Fund	27

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder

28	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $3,098.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

Janus Investment Fund	29

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $1,947.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $18,251,229 in purchases and $3,369,752 in sales, resulting in a net realized loss of $173,668. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,016,332,561	$10,143,806	$(121,591,403)	$ (111,447,597)

30	DECEMBER 31, 2015

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,037,610	$ 25,033,815	13,377,239	$ 119,980,312
Reinvested dividends and distributions	486,057	4,015,553	2,351,184	20,604,662
Shares repurchased	(8,605,319)	(71,501,740)	(31,415,743)	(276,080,618)
Net Increase/(Decrease)	(5,081,652)	$ (42,452,372)	(15,687,320)	$(135,495,644)
Class C Shares:
Shares sold	399,516	$ 3,318,764	1,092,131	$ 9,735,773
Reinvested dividends and distributions	146,557	1,210,273	489,211	4,278,593
Shares repurchased	(1,303,687)	(10,736,109)	(2,555,809)	(22,470,624)
Net Increase/(Decrease)	(757,614)	$ (6,207,072)	(974,467)	$ (8,456,258)
Class D Shares:
Shares sold	2,801,485	$ 23,374,369	5,553,544	$ 49,453,442
Reinvested dividends and distributions	984,763	8,126,223	2,953,202	25,843,267
Shares repurchased	(5,172,044)	(42,741,229)	(10,371,574)	(91,626,606)
Net Increase/(Decrease)	(1,385,796)	$ (11,240,637)	(1,864,828)	$ (16,329,897)
Class I Shares:
Shares sold	13,418,555	$110,846,152	32,523,800	$ 290,993,665
Reinvested dividends and distributions	764,435	6,307,964	2,374,760	20,840,136
Shares repurchased	(17,393,113)	(143,337,769)	(52,818,254)	(477,134,818)
Net Increase/(Decrease)	(3,210,123)	$ (26,183,653)	(17,919,694)	$(165,301,017)
Class N Shares:
Shares sold	507,606	$ 4,239,782	3,260,110	$ 29,676,344
Reinvested dividends and distributions	57,824	476,434	71,638	625,526
Shares repurchased	(174,117)	(1,435,602)	(3,664,244)	(33,832,548)
Net Increase/(Decrease)	391,313	$ 3,280,614	(332,496)	$ (3,530,678)
Class R Shares:
Shares sold	39,208	$ 323,930	68,962	$ 604,099
Reinvested dividends and distributions	3,473	28,643	9,141	79,839
Shares repurchased	(44,561)	(367,370)	(91,296)	(806,626)
Net Increase/(Decrease)	(1,880)	$ (14,797)	(13,193)	$ (122,688)
Class S Shares:
Shares sold	24,124	$ 200,437	96,318	$ 855,670
Reinvested dividends and distributions	7,934	65,608	37,757	331,306
Shares repurchased	(72,731)	(607,793)	(344,118)	(3,017,762)
Net Increase/(Decrease)	(40,673)	$ (341,748)	(210,043)	$ (1,830,786)
Class T Shares:
Shares sold	18,888,571	$157,108,035	34,416,427	$ 306,647,536
Reinvested dividends and distributions	3,994,406	32,951,910	11,680,800	102,238,992
Shares repurchased	(21,273,311)	(176,197,716)	(59,513,312)	(530,268,497)
Net Increase/(Decrease)	1,609,666	$ 13,862,229	(13,416,085)	$(121,381,969)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$403,641,488	$ 508,217,908	$ -	$ -

Janus Investment Fund	31

Janus High-Yield Fund (unaudited)

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2015

Janus High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	33

Janus High-Yield Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus High-Yield Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus High-Yield Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Janus High-Yield Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	39

Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus High-Yield Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	41

Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus High-Yield Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	43

Janus High-Yield Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44	DECEMBER 31, 2015

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

46	DECEMBER 31, 2015

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus High-Yield Fund

Notes

NotesPage1

48	DECEMBER 31, 2015

Janus High-Yield Fund

Notes

NotesPage2

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108348				125-24-93026 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Money Market Fund

Janus Investment Fund

Janus Money Market Fund

Janus Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
Class D Shares(1)		Class D Shares(1)
1 Year	0.00%	With Reimbursement	0.00%
5 Year	0.00%	Without Reimbursement	-0.20%
10 Year	1.15%	Class T Shares
Since Inception (February 14, 1995)	2.49%	With Reimbursement	0.00%
Class T Shares		Without Reimbursement	-0.22%
1 Year	0.00%	Expense Ratios
5 Year	0.00%	Per the October 28, 2015 prospectuses
10 Year	1.15%	Class D Shares(1)
Since Inception (February 14, 1995)	2.49%	Total Annual Fund Operating Expenses	0.67%
		Class T Shares
		Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class D Shares	$1,000.00	$1,000.00	$1.06	$1,000.00	$1,024.08	$1.07	0.21%
Class T Shares	$1,000.00	$1,000.00	$1.06	$1,000.00	$1,024.08	$1.07	0.21%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2015

Janus Money Market Fund

Schedule of Investments (unaudited)

December 31, 2015

Principal Amounts		Value
Certificates of Deposit – 19.0%
Canadian Imperial Bank of Commerce, New York, 0.3500%, 2/25/16	$30,000,000	$30,000,000
Credit Agricole, New York, 0.3800%, 1/5/16	30,000,000	30,000,000
Sumitomo Mitsui Banking Corp., New York, 0.2800%, 1/5/16	50,000,000	50,000,000
Sumitomo Mitsui Banking Corp., New York, 0.3700%, 1/7/16	5,000,000	5,000,000
Toronto-Dominion Bank, New York, 0.2500%, 3/3/16	20,000,000	20,000,000
Toronto-Dominion Bank, New York, 0.4000%, 4/25/16	15,000,000	15,000,000
Toronto-Dominion Bank, New York, 0.7000%, 6/1/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.3400%, 2/3/16	20,000,000	20,000,000
Wells Fargo Bank NA, 0.4400%, 4/12/16	10,000,000	10,000,000
Wells Fargo Bank NA, 0.5400%, 5/9/16	20,000,000	20,000,000
Total Certificates of Deposit (cost $220,000,000)		220,000,000
Commercial Paper – 40.6%
Australia & New Zealand Banking Group, Ltd.,
0.3052%, 2/19/16 (144A)	25,000,000	24,990,427
Australia & New Zealand Banking Group, Ltd.,
0.2825%, 3/3/16 (144A)	10,000,000	9,995,454
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, New York,
0.3456%, 1/6/16	10,000,000	9,999,812
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, New York,
0.3204%, 2/19/16	10,000,000	9,995,980
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, New York,
0.4075%, 4/1/16	35,000,000	34,969,161
Gotham Funding Corp., 0.4374%, 1/11/16 (144A) (Section 4(2))	21,000,000	20,998,247
Gotham Funding Corp., 0.4437%, 1/13/16 (144A) (Section 4(2))	30,000,000	29,996,604
HSBC Bank PLC, 0.4995%, 2/24/16 (144A) (Section 4(2))	5,000,000	4,996,530
HSBC Bank PLC, 0.5085%, 4/11/16 (144A) (Section 4(2))	5,000,000	4,993,214
HSBC Bank PLC, 0.5611%, 5/11/16 (144A) (Section 4(2))	15,000,000	14,970,677
JP Morgan Securities LLC, 0.5296%, 2/5/16	25,000,000	24,988,458
JP Morgan Securities LLC, 0.5298%, 3/8/16	5,000,000	4,995,382
JP Morgan Securities LLC, 0.6638%, 5/27/16	25,000,000	24,935,011
Manhattan Asset Funding Co. LLC, 0.3150%, 1/5/16 (144A) (Section 4(2))	20,000,000	19,999,828
Manhattan Asset Funding Co. LLC, 0.4789%, 1/21/16 (144A) (Section 4(2))	36,000,000	35,992,012
Nieuw Amsterdam Receivables Corp., 0.2844%, 1/5/16 (144A) (Section 4(2))	15,000,000	14,999,884
Nieuw Amsterdam Receivables Corp., 0.3459%, 2/1/16 (144A) (Section 4(2))	20,000,000	19,994,717
Nieuw Amsterdam Receivables Corp., 0.3664%, 2/5/16 (144A) (Section 4(2))	10,000,000	9,996,803
Nieuw Amsterdam Receivables Corp., 0.3051%, 2/11/16 (144A) (Section 4(2))	10,000,000	9,996,837
Standard Chartered Bank, New York, 0.3868%, 2/22/16 (144A) (Section 4(2))	30,000,000	29,984,498
Svenska Handelsbanken AB, 0.3153%, 2/10/16 (144A) (Section 4(2))	28,000,000	27,991,092
Svenska Handelsbanken AB, 0.3818%, 3/1/16 (144A) (Section 4(2))	25,000,000	24,985,169
Swedbank AB, 0.2235%, 1/26/16	25,000,000	24,996,645
Swedbank AB, 0.4689%, 3/22/16	25,000,000	24,975,088
Swedbank AB, 0.4690%, 3/28/16	5,000,000	4,994,634
Total Commercial Paper (cost $469,732,164)		469,732,164
U.S. Government Agency Notes – 5.6%
Federal Home Loan Bank Discount Notes:
0.2905%, 2/19/16	20,000,000	19,992,589
0.2504%, 2/24/16	20,000,000	19,992,917
0.2277%, 2/26/16	25,000,000	24,989,694
Total U.S. Government Agency Notes (cost $64,975,200)		64,975,200
Variable Rate Demand Agency Notes – 10.0%
Breckenridge Terrace LLC, 0.4700%, 5/1/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.4700%, 5/1/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.3100%, 7/1/33	800,000	800,000
Capital Markets Access Co. LC, 0.3900%, 7/1/25	870,000	870,000
County of Eagle CO, 0.4700%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.4700%, 5/1/39	8,000,000	8,000,000
Hawkes 0-Side I LLC, 0.3900%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.3800%, 7/1/26	4,350,000	4,350,000
J-Jay Properties LLC, 0.3900%, 7/1/35	3,425,000	3,425,000
Kaneville Road Joint Venture, Inc., 0.3900%, 11/1/32	5,075,000	5,075,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Money Market Fund

Schedule of Investments (unaudited)

December 31, 2015

Principal Amounts		Value
Variable Rate Demand Agency Notes‡ – (continued)
Lush Properties LLC, 0.3900%, 11/1/33	$5,395,000	$5,395,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.4239%, 11/1/35	4,130,000	4,130,000
Michael Dennis Sullivan Irrevocable Trust, 0.3900%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp., 0.3500%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp., 0.3500%, 12/1/35	6,000,000	6,000,000
Phenix City Downtown Redevelopment Authority, 0.3900%, 2/1/33	4,865,000	4,865,000
Phoenix Realty Special Account, 0.3900%, 4/1/20	1,675,000	1,675,000
SSAB AB, 0.3900%, 4/1/34	5,000,000	5,000,000
Sunroad Centrum Apartments 4 LP, 0.4000%, 5/1/55	12,750,000	12,750,000
Tenderfoot Seasonal Housing LLC, 0.4700%, 7/1/35	5,700,000	5,700,000
Tift County Development Authority, 0.4700%, 2/1/18	2,600,000	2,600,000
Total Variable Rate Demand Agency Notes (cost $116,015,000)		116,015,000
Repurchase Agreements – 24.9%
Goldman Sachs & Co., 0.3300%, dated 12/31/15, maturing 1/4/16 to be repurchased at $100,003,667 collateralized by $95,971,065 in U.S. Government Agencies 0.8470% - 8.8140%, 11/1/17 - 2/25/47 with a value of $102,000,000	100,000,000	100,000,000
Undivided interest of 94.0% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,006,222) with HSBC Securities (USA), Inc., 0.2800%, dated 12/31/15, maturing 1/4/16 to be repurchased at $188,005,849 collateralized by $198,995,000 in U.S. Treasuries 2.5000% - 3.5000%, 5/15/20 - 2/15/45 with a value of $204,008,937	188,000,000	188,000,000
Total Repurchase Agreements (cost $288,000,000)		288,000,000
Total Investments (total cost $1,158,722,364) – 100.1%		1,158,722,364
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(674,489)
Net Assets – 100%		$1,158,047,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2015

Janus Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LC	Limited Company
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $304,881,993, which represents 26.3% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Certificated of Deposit	$ -	$ 220,000,000	$ -
Commercial Paper	-	469,732,164	-
U.S. Government Agency Notes	-	64,975,200	-
Variable Rate Demand Agency Notes	-	116,015,000	-
Repurchase Agreements	-	288,000,000	-
Total Assets	$ -	$ 1,158,722,364	$ -

Janus Investment Fund	5

Janus Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost(1)	$1,158,722,364
Unaffiliated investments, at value	$870,722,364
Repurchase agreements, at value	288,000,000
Cash	40,799
Non-interested Trustees' deferred compensation	23,441
Receivables:
Fund shares sold	2,214,677
Interest	144,756
Other assets	77
Total Assets	1,161,146,114
Liabilities:
Payables:	—
Fund shares repurchased	2,724,622
Administration services fees	212,083
Advisory fees	107,355
Professional fees	23,983
Non-interested Trustees' deferred compensation fees	23,441
Non-interested Trustees' fees and expenses	6,740
Accrued expenses and other payables	15
Total Liabilities	3,098,239
Net Assets	$1,158,047,875
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,158,066,269
Undistributed net investment income/(loss)	(23,016)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$1,158,047,875
Net Assets - Class D Shares	$938,904,141
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	938,927,765
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$219,143,734
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	219,151,980
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $288,000,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2015

Janus Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$1,226,833
Total Investment Income	1,226,833
Expenses:
Advisory fees	1,176,495
Administration services fees:
Class D Shares	2,200,703
Class T Shares	534,446
Professional fees	14,875
Non-interested Trustees’ fees and expenses	12,805
Total Expenses	3,939,324
Less: Excess Expense Reimbursement	(2,712,491)
Net Expenses	1,226,833

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Money Market Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$—	$287
Net realized gain/(loss) on investments	—	(57)
Change in unrealized net appreciation/depreciation	—	-
Net Increase/(Decrease) in Net Assets Resulting from Operations	—	230
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	—	(187)
Class T Shares	—	(29)
Net Decrease from Dividends and Distributions to Shareholders	—	(216)
Capital Share Transactions:
Class D Shares	15,514,568	(70,164,899)
Class T Shares	(8,625,020)	880,327
Net Increase/(Decrease) from Capital Share Transactions	6,889,548	(69,284,572)
Net Increase/(Decrease) in Net Assets	6,889,548	(69,284,558)
Net Assets:
Beginning of period	1,151,158,327	1,220,442,885
End of period	$1,158,047,875	$1,151,158,327

Undistributed Net Investment Income/(Loss)	$(23,016)	$(23,016)

See Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Money Market Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)	—(1)	—(1)(2)	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$938,904	$923,390	$993,554	$1,077,369	$1,089,252	$1,105,288
Average Net Assets for the Period (in thousands)	$940,176	$956,166	$1,046,368	$1,070,220	$1,131,399	$1,148,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.21%	0.13%	0.10%	0.17%	0.14%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)	—(1)(2)	—(1)(2)	—(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—(2)	—
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$219,144	$227,769	$226,888	$190,249	$167,685	$164,553
Average Net Assets for the Period (in thousands)	$218,892	$216,721	$210,433	$178,310	$162,966	$163,660
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.21%	0.13%	0.10%	0.17%	0.14%	0.22%
Ratio of Net Investment Income/(Loss)	0.00%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Money Market Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in short-term money market securities.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic

10	DECEMBER 31, 2015

Janus Money Market Fund (unaudited)

Notes to Financial Statements

fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	11

Janus Money Market Fund (unaudited)

Notes to Financial Statements

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

12	DECEMBER 31, 2015

Janus Money Market Fund (unaudited)

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Goldman Sachs & Co.	$ 100,000,000	$ -	$ (100,000,000)	$ -
HSBC Securities (USA), Inc.	188,000,000	-	(188,000,000)	-
Total	$ 288,000,000	$ -	$ (288,000,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Regulatory Risk

Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market funds), instead of at a $1.00 stable share price, as has traditionally been the case. The rules also contemplate the implementation of liquidity fees and redemption gates for the non-government money market funds in times of stress. Under the 2014 Amendments, the SEC also adopted revised diversification, stress-testing, and disclosure requirements for money market funds. The 2014 Amendments represent a departure from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear. Any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s return potential. The 2014 Amendments have compliance deadlines through October 2016.

Janus Investment Fund	13

Janus Money Market Fund (unaudited)

Notes to Financial Statements

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20%.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

14	DECEMBER 31, 2015

Janus Money Market Fund (unaudited)

Notes to Financial Statements

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class D Shares:
Shares sold	265,414,349	$265,414,350	438,226,773	$438,226,812
Reinvested dividends and distributions	-	-	31	31
Shares repurchased	(249,899,781)	(249,899,782)	(508,391,740)	(508,391,742)
Net Increase/(Decrease)	15,514,568	$ 15,514,568	(70,164,936)	$ (70,164,899)
Class T Shares:
Shares sold	44,413,621	$ 44,413,621	98,513,052	$ 98,513,060
Reinvested dividends and distributions	-	-	21	21
Shares repurchased	(53,038,641)	(53,038,641)	(97,632,754)	(97,632,754)
Net Increase/(Decrease)	(8,625,020)	$ (8,625,020)	880,319	$ 880,327

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	15

Janus Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

16	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	17

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

18	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	19

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

20	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	21

Janus Money Market Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

22	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	23

Janus Money Market Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

24	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	25

Janus Money Market Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

26	DECEMBER 31, 2015

Janus Money Market Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	27

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

28	DECEMBER 31, 2015

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	29

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108553				125-24-93027 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Multi-Sector Income Fund

Janus Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance over time. Our comprehensive, bottom-up view drives decision making at a macro level, enabling us to make informed risk and sector allocation decisions.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, the Janus Multi-Sector Income Fund’s Class I Shares returned -0.89%, compared with 0.65% for its primary benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

During the period, fixed income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies. Volatility emanating from China, as that country struggled with slowing growth, caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

Investment-grade corporate spreads widened in late summer but later clawed back some territory as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably throughout the period. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

Detracting most from relative performance was the Fund’s out-of-benchmark allocation to high-yield corporate credit. We believe that exposure to the high-yield segment of corporate credits provides opportunity for our company-specific, bottom-up research to identify issuers with potentially attractive risk-adjusted returns that the market may be mispricing. During the period, spreads on high-yield credits widened due, in part, to pressure on the energy sector, but also deteriorating corporate balance sheets as many management teams pursued shareholder-friendly activity.

Two credit sectors that weighed on performance were independent energy and pharmaceuticals. The individual issuer detracting most from relative returns was Templar Energy. Also detracting were Clear Channel Communications and Quiksilver. While the latter unexpectedly filed for bankruptcy in September, we maintain a position in the company as we believe it still has valuable assets – including its strong brand – that can provide value much greater than what is being priced into the market.

Also detracting from performance was the Fund’s out-of-benchmark allocation to bank loans.

Contributing most to relative performance was the Fund’s zero-weighting to government-related entities. Also contributing was the Fund’s allocation to CMBS. Spread carry – a measure of excess income generated by the Fund’s holdings – was the main driver of CMBS outperformance, although that was slightly offset by yield curve positioning. We tend to focus on CMBS opportunities that offer competitive yields with less volatility than high-yield; we see more attractive relative value in single-asset, single-borrower versus conduit (i.e. multi-loan) deals.

Credit sectors that contributed to outperformance were led by diversified manufacturing and cable and satellite. Specific issuers that aided performance were GE Capital, Royal Bank of Scotland and Fidelity National Information Services.

OUTLOOK

We believe that many of the clouds that hung over fixed income markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that neither the economic growth nor the four 0.25% increases that the Fed projects such growth merits in 2016 will come to fruition.

Janus Investment Fund	1

Janus Multi-Sector Income Fund (unaudited)

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate, at 5%, is roughly what the Fed considers optimal, the other part of its dual mandate – inflation – remains frustratingly low. It is difficult to identify future sources of inflationary pressure. Hourly wage growth is mired in the 2% to 2.5% range and there are only incipient signs that consumers are spending a portion of their “gasoline dividend,” while much of the windfall created by multi-year lows in energy prices is finding its way into savings. Weak global growth and a strengthening U.S. dollar could further keep upward price pressure at bay.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most notably energy. A chief concern is that much of the financial engineering that has occurred is aimed at compensating for lower revenue growth. With economic acceleration remaining elusive and rates still low, we expect management teams to continue to purchase growth, with these acquisitions often financed by debt issuance. We see less room for margin expansion, and with extended balance sheets, suboptimal results may be met with harsh market reaction.

Given this environment, we have lowered our exposure to the riskiest tiers of high-yield credit as we suspect the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with higher ratings.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside. Perhaps at no other time since the economy emerged from the financial crisis have our core tenets of capital preservation and risk-adjusted returns been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus Multi-Sector Income Fund.

2	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.24%	3.59%
Class A Shares MOP	3.08%	3.42%
Class C Shares**	2.59%	2.95%
Class D Shares	3.45%	3.86%
Class I Shares	3.61%	3.97%
Class N Shares	3.62%	3.98%
Class S Shares	3.12%	3.48%
Class T Shares	3.18%	3.51%
Weighted Average Maturity		7.9 Years
Average Effective Duration***		3.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	15.6%
A	2.3%
BBB	13.2%
BB	11.4%
B	25.2%
CCC	9.6%
D	2.5%
Not Rated	11.6%
Other	8.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	45.3%
Asset-Backed/Commercial Mortgage-Backed Securities	24.0%
Investment Companies	11.7%
Mortgage-Backed Securities	10.6%
Bank Loans and Mezzanine Loans	5.7%
U.S. Treasury Notes/Bonds	4.6%
Common Stocks	0.9%
Preferred Stocks	0.3%
Other	(3.1)%
100.0%

Janus Investment Fund	3

Janus Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.06%	1.51%	2.09%	2.29%	0.90%
Class A Shares at MOP	-5.75%	-3.32%	-0.59%
Class C Shares at NAV	-1.47%	0.73%	1.31%	3.04%	1.64%
Class C Shares at CDSC	-2.43%	-0.24%	1.31%
Class D Shares(1)	-1.06%	1.58%	2.15%	2.22%	0.79%
Class I Shares	-0.89%	1.83%	2.38%	2.02%	0.64%
Class N Shares	-0.89%	1.82%	2.38%	2.02%	0.64%
Class S Shares	-0.96%	1.51%	1.97%	2.52%	1.14%
Class T Shares	-0.95%	1.64%	2.16%	2.26%	0.89%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	2.39%
Morningstar Quartile - Class I Shares	-	1st	1st
Morningstar Ranking - based on total returns for Multi-Sector Bond Funds	-	22/316	24/277

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

4	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Performance

Fixed income securities are subject to interest rate, inflation, credit and default risk.  The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa.  The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$989.40	$5.35	$1,000.00	$1,019.76	$5.43	1.07%
Class C Shares	$1,000.00	$985.30	$8.43	$1,000.00	$1,016.64	$8.57	1.69%
Class D Shares	$1,000.00	$989.40	$4.25	$1,000.00	$1,020.86	$4.32	0.85%
Class I Shares	$1,000.00	$991.10	$3.55	$1,000.00	$1,021.57	$3.61	0.71%
Class N Shares	$1,000.00	$991.10	$3.55	$1,000.00	$1,021.57	$3.61	0.71%
Class S Shares	$1,000.00	$990.40	$4.20	$1,000.00	$1,020.91	$4.27	0.84%
Class T Shares	$1,000.00	$990.50	$4.50	$1,000.00	$1,020.61	$4.57	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 24.0%
1211 Avenue of the Americas Trust 2015-1211, 4.1421%, 8/10/35 (144A)‡	$130,000		$115,083
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	19,000		18,748
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		197,892
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	100,000		86,810
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	650,000		659,100
Banc of America Commercial Mortgage Trust 2006-6, 5.5100%, 10/10/45	122,000		116,594
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000		142,390
BHMS 2014-ATLS Mortgage Trust, 4.6905%, 7/5/33 (144A)‡	210,000		207,696
CGBAM Commercial Mortgage Trust 2014-HD, 3.3305%, 2/15/31 (144A)‡	100,000		99,587
COMM 2007-C9 Mortgage Trust, 5.7955%, 12/10/49‡	150,000		151,059
COMM 2015-3BP Mortgage Trust, 3.2384%, 2/10/35 (144A)‡	500,000		458,262
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	251,000		234,328
DECO 12-UK 4 PLC, 1.0094%, 1/27/20‡	211,374	GBP	286,520
ECAF 2015-1A A2 06/15/2040, 4.9470%, 6/15/40	250,000		247,657
Fannie Mae Connecticut Avenue Securities, 5.6716%, 10/25/23‡	130,762		135,512
Fannie Mae Connecticut Avenue Securities, 5.3216%, 11/25/24‡	262,117		267,055
Fannie Mae Connecticut Avenue Securities, 4.2210%, 5/25/25‡	186,000		176,736
Fannie Mae Connecticut Avenue Securities, 5.4216%, 7/25/25‡	960,000		955,055
Freddie Mac Structured Agency Credit Risk Debt Notes, 4.9210%, 4/25/28‡	250,000		247,527
FREMF 2015-K720 Mortgage Trust, 3.3894%, 7/25/22 (144A)‡	260,000		209,132
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	463,000		430,356
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.2805%, 1/15/32 (144A)‡	300,000		295,035
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.8305%, 7/15/36 (144A)‡	370,000		369,948
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	248,000		225,827
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	247,000		231,101
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	27,000		27,271
London & Regional Debt Securitisation No 2 PLC, 5.8794%, 10/15/18‡	279,500	GBP	413,441
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		473,966
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		160,524
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000		233,772
Shenton Aircraft Investment I, Ltd., 4.7500%, 10/15/42 (144A)	245,427		242,972
Ulysses European Loan Conduit No 27 PLC, 0.8094%, 7/25/17‡	50,000	GBP	69,646
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	850,000		851,251
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	104,009		103,911
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6795%, 4/15/47‡	275,000		266,739
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $9,548,739)			9,408,503
Bank Loans and Mezzanine Loans – 5.7%
Capital Goods – 0.3%
Maxim Crane Works LP, 10.2500%, 11/26/18‡	31,935		31,296
Stardust Finance Holdings, Inc., 10.5000%, 3/13/23‡	81,000		76,950
			108,246
Communications – 1.1%
CCO Safari III LLC, 3.5000%, 1/24/23‡	434,000		433,097
Consumer Cyclical – 1.5%
Cosmopolitan of Las Vegas, 9.0370%, 12/19/16‡	100,000		99,500
Delta 2 Lux Sarl, 7.7500%, 7/29/22‡	213,000		195,853
Las Vegas Sands LLC, 3.2500%, 12/21/20‡	298,481		295,123
Staples, Inc., 0%, 4/23/21(a),‡	15,000		14,806
			605,282
Energy – 0%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	17,000		11,333
Templar Energy LLC, 8.5000%, 11/25/20‡	84,502		8,873
			20,206

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Finance Companies – 0.5%
RPI Finance Trust, 3.5000%, 11/9/20‡	$195,018		$193,982
Real Estate Investment Trusts (REITs) – 1.2%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	241,000		236,983
ESH Hospitality, Inc., 5.0000%, 6/24/19‡	237,522		238,116
			475,099
Technology – 1.0%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	271,000		267,783
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	107,858		107,499
			375,282
Transportation – 0.1%
OSG Bulk Ships, Inc., 5.2500%, 8/5/19‡	16,788		16,074
OSG International, Inc., 5.7500%, 8/5/19‡	23,700		22,930
			39,004
Total Bank Loans and Mezzanine Loans (cost $2,359,299)			2,250,198
Corporate Bonds – 45.3%
Banking – 3.3%
American Express Co., 6.8000%, 9/1/66‡	115,000		115,863
Banco Bilbao Vizcaya Argentaria SA, 9.0000%µ	400,000		428,257
Morgan Stanley, 5.5500%µ	37,000		37,000
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	90,000		96,700
Royal Bank of Scotland Group PLC, 7.5000%µ	400,000		416,500
UBS AG, 4.7500%, 5/22/23‡	200,000		202,000
			1,296,320
Basic Industry – 1.3%
Albemarle Corp., 4.1500%, 12/1/24	51,000		48,739
Albemarle Corp., 5.4500%, 12/1/44	38,000		36,753
Alcoa, Inc., 6.1500%, 8/15/20	59,000		60,918
Alcoa, Inc., 5.1250%, 10/1/24	68,000		61,880
Steel Dynamics, Inc., 6.1250%, 8/15/19	280,000		282,100
			490,390
Brokerage – 1.5%
Charles Schwab Corp., 7.0000%µ	105,000		119,175
E*TRADE Financial Corp., 4.6250%, 9/15/23	383,000		389,224
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	56,000		56,154
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	48,000		40,473
			605,026
Capital Goods – 7.2%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	284,000		287,550
Ardagh Packaging Finance PLC, 9.1250%, 10/15/20 (144A)	200,000		206,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
3.5120%, 12/16/19 (144A)‡	400,000		391,000
Ball Corp., 4.3750%, 12/15/20	136,000		138,125
Brundage-Bone Concrete Pumping, Inc., 10.3750%, 9/1/21 (144A)	100,000		97,500
Builders FirstSource, Inc., 10.7500%, 8/15/23 (144A)	66,000		65,505
General Electric Capital Corp., 6.3750%, 11/15/67†,‡	130,000		135,759
General Electric Co., 4.0000%µ	123,000		123,000
Headwaters, Inc., 7.2500%, 1/15/19	150,000		153,375
Horizon Holdings III SASU, 5.1250%, 8/1/22 (144A)	100,000	EUR	111,942
LSF9 Balta Issuer SA, 7.7500%, 9/15/22 (144A)	100,000	EUR	113,974
Masco Corp., 6.5000%, 8/15/32	120,000		121,200
NCI Building Systems, Inc., 8.2500%, 1/15/23 (144A)	30,000		31,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 8.5000%, 5/15/18	134,000		132,493
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 7.1250%, 4/15/19	324,000		329,872
Vulcan Materials Co., 7.5000%, 6/15/21	11,000		12,815
Vulcan Materials Co., 7.1500%, 11/30/37	349,000		366,450
			2,818,060
Communications – 6.8%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	200,000		185,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Altice US Finance SA, 7.7500%, 7/15/25 (144A)	$200,000		$183,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.3750%, 5/1/25 (144A)	54,000		53,730
CCO Holdings LLC / CCO Holdings Capital Corp., 5.8750%, 5/1/27 (144A)	47,000		46,765
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	195,000		194,319
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	82,000		81,920
CCO Safari II LLC, 6.3840%, 10/23/35 (144A)	100,000		101,033
CCO Safari II LLC, 6.4840%, 10/23/45 (144A)	33,000		33,054
Entercom Radio LLC, 10.5000%, 12/1/19	314,000		324,990
Frontier Communications Corp., 8.8750%, 9/15/20 (144A)	60,000		60,750
Frontier Communications Corp., 10.5000%, 9/15/22 (144A)	154,000		153,422
Frontier Communications Corp., 11.0000%, 9/15/25 (144A)	92,000		91,080
Harron Communications LP / Harron Finance Corp., 9.1250%, 4/1/20 (144A)	180,000		190,350
National CineMedia LLC, 7.8750%, 7/15/21	189,000		196,560
Sirius XM Radio, Inc., 5.2500%, 8/15/22 (144A)†	563,000		593,965
Townsquare Media, Inc., 6.5000%, 4/1/23 (144A)	48,000		43,920
Univision Communications, Inc., 8.5000%, 5/15/21 (144A)	135,000		138,037
			2,671,895
Consumer Cyclical – 11.1%
Argos Merger Sub, Inc., 7.1250%, 3/15/23 (144A)	309,000		306,373
Brinker International, Inc., 3.8750%, 5/15/23	85,000		81,974
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	206,000		195,700
Century Communities, Inc., 6.8750%, 5/15/22	173,000		158,727
CPUK Finance, Ltd., 7.0000%, 8/28/20 (144A)	100,000	GBP	150,716
General Motors Co., 4.8750%, 10/2/23	55,000		56,246
General Motors Financial Co., Inc., 3.1000%, 1/15/19	101,000		100,853
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	399,000		402,990
HIS, Inc., 5.0000%, 11/1/22	94,000		95,175
Hunt Cos., Inc., 9.6250%, 3/1/21 (144A)	227,000		205,435
JC Penney Corp., Inc., 5.7500%, 2/15/18	90,000		82,575
KB Home, 7.6250%, 5/15/23	75,000		74,063
Landry's Holdings II, Inc., 10.2500%, 1/1/18 (144A)†	138,000		137,655
Landry's, Inc., 9.3750%, 5/1/20 (144A)	472,000		496,780
M/I Homes, Inc., 6.7500%, 1/15/21 (144A)	495,000		487,575
MDC Holdings, Inc., 5.5000%, 1/15/24	145,000		146,450
MDC Holdings, Inc., 6.0000%, 1/15/43	65,000		51,350
MGM Resorts International, 6.7500%, 10/1/20	169,000		173,647
Michael's Stores, Inc., 5.8750%, 12/15/20 (144A)	137,000		141,624
Mohegan Tribal Gaming Authority, 9.7500%, 9/1/21 (144A)	155,000		154,612
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.3750%, 2/15/18 (144A)	193,000		195,895
PF Chang's China Bistro, Inc., 10.2500%, 6/30/20 (144A)	80,000		65,600
Pinnacle Entertainment, Inc., 7.5000%, 4/15/21	55,000		57,338
PulteGroup, Inc., 7.8750%, 6/15/32	100,000		113,250
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18 (144A)€,§	61,000		12,200
Quiksilver, Inc. / QS Wholesale, Inc., 10.0000%, 8/1/20ß,€	22,000		1,045
ROC Finance LLC / ROC Finance 1 Corp., 12.1250%, 9/1/18 (144A)	88,000		91,960
WCI Communities, Inc., 6.8750%, 8/15/21	120,000		126,074
			4,363,882
Consumer Non-Cyclical – 6.3%
Aramark Services, Inc., 5.1250%, 1/15/24 (144A)	43,000		43,806
ConvaTec Finance International SA, 8.2500%, 1/15/19 (144A)	200,000		186,000
Crimson Merger Sub, Inc., 6.6250%, 5/15/22 (144A)	100,000		68,500
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)†	503,000		523,120
HCA, Inc., 5.8750%, 5/1/23	190,000		194,750
Jarden Corp., 5.0000%, 11/15/23 (144A)	26,000		26,585
JBS USA LLC / JBS USA Finance, Inc., 8.2500%, 2/1/20 (144A)	97,000		97,000
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	145,000		143,912
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	54,000		53,595

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
5.6250%, 10/15/23 (144A)	$72,000	$68,400
Owens & Minor, Inc., 4.3750%, 12/15/24	71,000	70,407
Simmons Foods, Inc., 7.8750%, 10/1/21 (144A)	146,000	132,130
SUPERVALU, Inc., 6.7500%, 6/1/21	68,000	61,540
SUPERVALU, Inc., 7.7500%, 11/15/22	90,000	81,675
Tenet Healthcare Corp., 6.7500%, 6/15/23	98,000	90,895
US Foods, Inc., 8.5000%, 6/30/19	189,000	194,670
Valeant Pharmaceuticals International, Inc., 6.7500%, 8/15/18	195,000	193,245
Valeant Pharmaceuticals International, Inc., 5.3750%, 3/15/20 (144A)	155,000	145,700
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	105,000	102,031
		2,477,961
Energy – 0.9%
Endeavor Energy Resources LP / EER Finance, Inc., 7.0000%, 8/15/21 (144A)	270,000	240,300
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	53,000	53,024
Kinder Morgan, Inc., 7.7500%, 1/15/32	81,000	76,862
		370,186
Industrial – 0.7%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	61,213
Howard Hughes Corp., 6.8750%, 10/1/21 (144A)	193,000	196,860
		258,073
Real Estate Investment Trusts (REITs) – 0.1%
Forestar USA Real Estate Group, Inc., 8.5000%, 6/1/22 (144A)	57,000	55,575
Technology – 5.5%
Alliance Data Systems Corp., 5.3750%, 8/1/22 (144A)	76,000	72,390
Blackboard, Inc., 7.7500%, 11/15/19 (144A)	340,000	294,100
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	713,000	721,765
CommScope, Inc., 4.3750%, 6/15/20 (144A)	73,000	73,548
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	126,000	127,641
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	63,000	64,127
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	215,000	220,910
Qorvo, Inc., 6.7500%, 12/1/23 (144A)	163,000	166,260
Seagate HDD Cayman, 4.7500%, 1/1/25	133,000	110,750
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	70,000	48,984
Trimble Navigation, Ltd., 4.7500%, 12/1/24	69,000	68,560
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)†	200,000	196,025
		2,165,060
Transportation – 0.6%
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	125,355
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	83,000	56,440
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
8.1250%, 2/15/19	52,000	22,360
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.,
7.3750%, 1/15/22 (144A)	8,000	4,000
XPO Logistics, Inc., 7.8750%, 9/1/19 (144A)	37,000	37,620
		245,775
Total Corporate Bonds (cost $18,346,544)		17,818,203
Mortgage-Backed Securities – 10.6%
Fannie Mae Pool:
7.5000%, 7/1/28	258,801	289,701
6.5000%, 12/1/28	104,699	120,261
6.5000%, 5/1/29	141,390	161,587
6.5000%, 9/1/33	126,893	145,019
6.5000%, 3/1/35	87,301	101,036
6.5000%, 12/1/35	123,846	143,794
5.5000%, 10/1/41	120,626	137,168
4.0000%, 9/1/42	565,019	601,535
4.0000%, 3/1/44	230,783	245,654
4.0000%, 7/1/44	80,867	86,597

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/44	$51,208	$54,837
3.5000%, 2/1/45	67,570	69,818
4.5000%, 5/1/45	239,374	264,016
4.0000%, 9/1/45	225,374	240,041
		2,661,064
Freddie Mac Gold Pool:
3.5000%, 2/1/44	25,227	26,064
4.0000%, 4/1/45	123,809	131,817
		157,881
Ginnie Mae I Pool:
7.5000%, 6/15/32	220,352	264,078
6.0000%, 1/15/34	171,138	200,474
6.0000%, 7/15/34	739,857	854,231
		1,318,783
Ginnie Mae II Pool:
5.5000%, 5/20/42	13,592	15,150
Total Mortgage-Backed Securities (cost $4,138,679)		4,152,878
U.S. Treasury Notes/Bonds – 4.6%
1.6250%, 7/31/20	58,000	57,724
1.3750%, 8/31/20	7,000	6,888
2.3750%, 8/15/24	201,000	203,096
2.2500%, 11/15/24	275,000	274,860
2.0000%, 2/15/25	43,000	42,034
2.0000%, 8/15/25	254,000	247,660
2.2500%, 11/15/25	326,000	325,274
3.3750%, 5/15/44	6,000	6,439
3.1250%, 8/15/44†	209,000	213,596
3.0000%, 11/15/44	179,000	178,350
2.5000%, 2/15/45	34,000	30,506
3.0000%, 5/15/45	2,000	1,991
2.8750%, 8/15/45	120,000	116,545
3.0000%, 11/15/45	95,000	94,714
Total U.S. Treasury Notes/Bonds (cost $1,840,547)		1,799,677
Common Stocks – 0.9%
Capital Markets – 0.2%
E*TRADE Financial Corp.*	3,395	100,628
Construction Materials – 0.2%
Summit Materials, Inc. - Class A	3,328	66,693
Industrial Conglomerates – 0.4%
General Electric Co.	4,600	143,290
Real Estate Investment Trusts (REITs) – 0.1%
NorthStar Realty Finance Corp.	2,421	41,230
Total Common Stocks (cost $367,633)		351,841
Preferred Stocks – 0.3%
Household Durables – 0.3%
William Lyon Homes, 6.5000% (cost $134,532)	1,482	130,875
Investment Companies – 11.7%
Money Markets – 11.7%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $4,605,335)	4,605,335	4,605,335
Total Investments (total cost $41,341,308) – 103.1%		40,517,510
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(1,213,633)
Net Assets – 100%		$39,303,877

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$34,539,033	85.2%
United Kingdom	1,629,376	4.0
Ireland	844,657	2.1
Luxembourg	667,974	1.7
Greece	523,120	1.3
New Zealand	462,365	1.1
Spain	428,257	1.1
Singapore	375,282	0.9
Brazil	294,507	0.7
Cayman Islands	242,972	0.6
Switzerland	202,000	0.5
Taiwan	196,025	0.5
France	111,942	0.3

Total	$40,517,510	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase & Co.:
British Pound	1/7/16	631,600	$930,978	$20,416
Euro	1/7/16	1,000	1,086	12
Euro	1/7/16	213,000	231,459	(4,368)

Total			$1,163,523	$16,060

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $14,006,880, which represents 35.6% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2015, is $888,453.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

€	Issuer is not accruing interest income. The rate shown is the stated coupon rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	1,052,339	21,639,996	(18,087,000)	4,605,335	$ 1,922	$ 4,605,335

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14 - 5/14/15	$288,355	$287,550	0.7%
Quiksilver, Inc. / QS Wholesale, Inc., 7.8750%, 8/1/18	3/6/14 - 6/3/14	63,452	12,200	0.0
Total		$351,807	$299,750	0.7%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 9,408,503	$ -
Bank Loans and Mezzanine Loans	-	2,250,198	-
Common Stocks	351,841	-	-
Corporate Bonds	-	17,818,203	-
Mortgage-Backed Securities	-	4,152,878	-
Preferred Stocks	-	130,875	-
U.S. Treasury Notes/Bonds	-	1,799,677	-
Investment Companies	-	4,605,335	-
Total Investments in Securities	$ 351,841	$ 40,165,669	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 20,428	$ -
Total Assets	$ 351,841	$ 40,186,097	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 4,368	$ -
Total Liabilities	$ -	$ 4,368	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$41,341,308
Unaffiliated investments, at value	$35,912,175
Affiliated investments, at value	4,605,335
Cash	125,598
Forward currency contracts	20,428
Non-interested Trustees' deferred compensation	794
Receivables:
Interest	386,629
Fund shares sold	14,750
Dividends	1,058
Dividends from affiliates	1,036
Other assets	(99,884)
Total Assets	40,967,919
Liabilities:
Forward currency contracts	4,368
Closed foreign currency contracts	36
Payables:	—
Investments purchased	1,529,550
Fund shares repurchased	72,467
Professional fees	31,150
Advisory fees	7,070
Transfer agent fees and expenses	4,598
12b-1 Distribution and shareholder servicing fees	4,329
Dividends	820
Non-interested Trustees' deferred compensation fees	794
Custodian fees	387
Fund administration fees	287
Non-interested Trustees' fees and expenses	129
Accrued expenses and other payables	8,057
Total Liabilities	1,664,042
Net Assets	$39,303,877

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$40,482,346
Undistributed net investment income/(loss)	13,783
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(384,515)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(807,737)
Total Net Assets	$39,303,877
Net Assets - Class A Shares	$4,539,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,084
Net Asset Value Per Share(1)	$9.52
Maximum Offering Price Per Share(2)	$9.99
Net Assets - Class C Shares	$3,130,863
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	329,035
Net Asset Value Per Share(1)	$9.52
Net Assets - Class D Shares	$9,260,864
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	973,304
Net Asset Value Per Share	$9.51
Net Assets - Class I Shares	$1,878,854
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	197,451
Net Asset Value Per Share	$9.52
Net Assets - Class N Shares	$2,308,038
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	242,550
Net Asset Value Per Share	$9.52
Net Assets - Class S Shares	$1,791,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,242
Net Asset Value Per Share	$9.52
Net Assets - Class T Shares	$16,394,231
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,722,664
Net Asset Value Per Share	$9.52

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.21 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$653,860
Dividends	18,539
Dividends from affiliates	1,922
Other income	5,030
Total Investment Income	679,351
Expenses:
Advisory fees	76,861
12b-1Distribution and shareholder servicing fees:
Class A Shares	4,639
Class C Shares	12,016
Class S Shares	2,251
Transfer agent administrative fees and expenses:
Class D Shares	4,642
Class S Shares	2,306
Class T Shares	7,379
Transfer agent networking and omnibus fees:
Class A Shares	1,819
Class C Shares	154
Other transfer agent fees and expenses:
Class A Shares	184
Class C Shares	150
Class D Shares	833
Class I Shares	42
Class N Shares	46
Class S Shares	24
Class T Shares	103
Professional fees	39,127
Accounting systems fee	26,262
Registration fees	22,650
Shareholder reports expense	7,115
Custodian fees	2,420
Fund administration fees	1,217
Non-interested Trustees’ fees and expenses	272
Other expenses	939
Total Expenses	213,451
Less: Excess Expense Reimbursement	(94,424)
Net Expenses	119,027
Net Investment Income/(Loss)	560,324
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(246,729)
Total Net Realized Gain/(Loss) on Investments	(246,729)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(587,075)
Total Change in Unrealized Net Appreciation/Depreciation	(587,075)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(273,480)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Multi-Sector Income Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$560,324	$663,255
Net realized gain/(loss) on investments	(246,729)	(31,020)
Change in unrealized net appreciation/depreciation	(587,075)	(324,435)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(273,480)	307,800
Dividends and Distributions to Shareholders:
Class A Shares	(81,175)	(94,486)
Class C Shares	(48,376)	(75,435)
Class D Shares	(177,570)	(195,358)
Class I Shares	(43,756)	(89,583)
Class N Shares	(52,669)	(98,994)
Class S Shares	(42,328)	(82,267)
Class T Shares	(131,143)	(123,095)
Total Dividends from Net Investment Income	(577,017)	(759,218)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(7,921)
Class C Shares	—	(7,260)
Class D Shares	—	(14,847)
Class I Shares	—	(7,035)
Class N Shares	—	(8,072)
Class S Shares	—	(7,171)
Class T Shares	—	(8,343)
Total Distributions from Net Realized Gain from Investment Transactions	—	(60,649)
Net Decrease from Dividends and Distributions to Shareholders	(577,017)	(819,867)
Capital Share Transactions:
Class A Shares	2,451,261	518,599
Class C Shares	1,249,076	231,289
Class D Shares	4,321,954	2,647,429
Class I Shares	133,756	96,618
Class N Shares	350,740	327,321
Class S Shares	42,214	63,045
Class T Shares	12,173,572	2,652,274
Net Increase/(Decrease) from Capital Share Transactions	20,722,573	6,536,575
Net Increase/(Decrease) in Net Assets	19,872,076	6,024,508
Net Assets:
Beginning of period	19,431,801	13,407,293
End of period	$39,303,877	$19,431,801

Undistributed Net Investment Income/(Loss)	$13,783	$30,476

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.41	0.13
Net realized and unrealized gain/(loss)	(0.31)	(0.19)	0.14
Total from Investment Operations	(0.10)	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.48)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.22)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(1.06)%	2.19%	2.73%
Net Assets, End of Period (in thousands)	$4,540	$2,222	$1,762
Average Net Assets for the Period (in thousands)	$3,623	$1,977	$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	2.29%	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	4.32%	4.16%	3.89%
Portfolio Turnover Rate	21%	132%	74%

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.34	0.11
Net realized and unrealized gain/(loss)	(0.31)	(0.20)	0.14
Total from Investment Operations	(0.13)	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.40)	(0.11)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.19)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(1.47)%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$3,131	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$2,493	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.37%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.72%	3.40%	3.14%
Portfolio Turnover Rate	21%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Multi-Sector Income Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.43	0.13
Net realized and unrealized gain/(loss)	(0.32)	(0.20)	0.14
Total from Investment Operations	(0.10)	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.49)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.23)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.51	$9.84	$10.14
Total Return*	(1.06)%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$9,261	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$7,516	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.56%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.57%	4.30%	3.90%
Portfolio Turnover Rate	21%	132%	74%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.44	0.14
Net realized and unrealized gain/(loss)	(0.32)	(0.20)	0.14
Total from Investment Operations	(0.09)	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.50)	(0.14)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.23)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(0.89)%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$1,879	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$1,813	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.66%	4.41%	4.15%
Portfolio Turnover Rate	21%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.44	0.14
Net realized and unrealized gain/(loss)	(0.32)	(0.20)	0.14
Total from Investment Operations	(0.09)	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.50)	(0.14)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.23)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(0.89)%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$2,308	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$2,178	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.67%	4.42%	4.15%
Portfolio Turnover Rate	21%	132%	74%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.39	0.12
Net realized and unrealized gain/(loss)	(0.31)	(0.20)	0.14
Total from Investment Operations	(0.09)	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.45)	(0.12)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.23)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(0.96)%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,791	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,805	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.53%	3.92%	3.65%
Portfolio Turnover Rate	21%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Multi-Sector Income Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and the year or period ended June 30	2015	2015	2014(1)
Net Asset Value, Beginning of Period	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.42	0.13
Net realized and unrealized gain/(loss)	(0.30)	(0.20)	0.14
Total from Investment Operations	(0.09)	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.48)	(0.13)
Distributions (from capital gains)	—	(0.04)	—
Total Dividends and Distributions	(0.23)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.52	$9.84	$10.14
Total Return*	(0.95)%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$16,394	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$5,413	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.69%	4.20%	3.89%
Portfolio Turnover Rate	21%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	23

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

24	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

Janus Investment Fund	25

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the

26	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2015, the average ending monthly currency value amounts on sold forward currency contracts $1,039,366.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 20,428

Liability Derivatives:
Forward currency contracts	$ 4,368

Janus Investment Fund	27

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 33,202

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 14,637

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

28	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and

Janus Investment Fund	29

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event,

30	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase & Co.	$ 20,428	$ (4,368)	$ -	$ 16,060
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase & Co.	$ 4,368	$ (4,368)	$ -	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the

Janus Investment Fund	31

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Next $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit (until November 1, 2015) was 0.71%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2015, Janus Capital reimbursed the Fund $88,033 of fees and expenses that are eligible for recoupment. As of December 31, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $509,390. The recoupment of such reimbursements expires February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

32	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

Janus Investment Fund	33

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $568.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $500.

34	DECEMBER 31, 2015

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	39%	5%
Class C Shares	56	4
Class D Shares	19	5
Class I Shares	96	5
Class N Shares	78	5
Class S Shares	100	5
Class T Shares	11	5

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 41,343,822	$ 144,824	$ (971,136)	$ (826,312)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (31,596)	$ -	$ (31,596)

Janus Investment Fund	35

Janus Multi-Sector Income Fund (unaudited)

Notes to Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	268,578	$ 2,619,938	46,036	$ 456,569
Reinvested dividends and distributions	8,394	81,175	10,304	102,379
Shares repurchased	(25,805)	(249,852)	(4,101)	(40,349)
Net Increase/(Decrease)	251,167	$ 2,451,261	52,239	$ 518,599
Class C Shares:
Shares sold	127,785	$ 1,241,881	20,305	$ 201,544
Reinvested dividends and distributions	5,001	48,376	8,324	82,695
Shares repurchased	(4,248)	(41,181)	(5,363)	(52,950)
Net Increase/(Decrease)	128,538	$ 1,249,076	23,266	$ 231,289
Class D Shares:
Shares sold	683,548	$ 6,638,620	381,811	$3,813,410
Reinvested dividends and distributions	17,690	171,085	20,553	204,191
Shares repurchased	(257,497)	(2,487,751)	(137,958)	(1,370,172)
Net Increase/(Decrease)	443,741	$ 4,321,954	264,406	$2,647,429
Class I Shares:
Shares sold	9,396	$ 90,000	-	$ -
Reinvested dividends and distributions	4,515	43,756	9,720	96,618
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	13,911	$ 133,756	9,720	$ 96,618
Class N Shares:
Shares sold	31,330	$ 304,978	30,600	$ 306,723
Reinvested dividends and distributions	5,436	52,669	10,774	107,067
Shares repurchased	(708)	(6,907)	(8,703)	(86,469)
Net Increase/(Decrease)	36,058	$ 350,740	32,671	$ 327,321
Class S Shares:
Shares sold	-	$ -	1,235	$ 12,306
Reinvested dividends and distributions	4,366	42,328	8,999	89,438
Shares repurchased	(12)	(114)	(3,898)	(38,699)
Net Increase/(Decrease)	4,354	$ 42,214	6,336	$ 63,045
Class T Shares:
Shares sold	1,325,669	$12,645,487	312,945	$3,125,275
Reinvested dividends and distributions	13,551	130,954	13,085	129,983
Shares repurchased	(62,315)	(602,869)	(60,730)	(602,984)
Net Increase/(Decrease)	1,276,905	$12,173,572	265,300	$2,652,274

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$21,826,798	$ 4,844,701	$ 1,029,245	$ 164,516

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

Janus Multi-Sector Income Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

46	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	47

Janus Multi-Sector Income Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Multi-Sector Income Fund

Notes

NotesPage1

52	DECEMBER 31, 2015

Janus Multi-Sector Income Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108442				125-24-93028 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Real Return Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Real Return Fund

Janus Real Return Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up fundamentally driven investment process can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.

Gibson Smith co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, Janus Real Return Fund’s Class I Shares returned -0.29% compared with -1.22% for its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index, and 0.10% for its secondary benchmark, the U.S. Consumer Price Index (CPI) plus 2%.

MARKET ENVIRONMENT

During the period, markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies. Volatility emanating from China, as that country struggled with slowing growth, caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

Investment-grade corporate spreads widened in late summer but later clawed back some territory as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably throughout the period. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

The Janus Real Return Fund outperformed its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index, during the period. Much of the outperformance was attributable to the Fund’s out-of-benchmark allocation to investment-grade and high-yield corporate credit. Within both segments, much of the return was attributable to spread carry, a measure of excess income generated by the portfolio’s holdings.

Detracting from relative performance was the Fund’s Treasurys allocation. Duration and yield curve positioning within Treasurys weighed down performance as the shorter end of the yield curve steepened during the period as the market priced in the expectations of a Fed rate hike.

On a credit sector basis, finance companies, banks and technology companies contributed most to relative results. Detractors were led by railroads, pharmaceuticals and independent energy. Both railroads and independent energy were negatively impacted by renewed weakness in North American energy prices during the period. Also weighing on railroads was a decline in carload volumes over the course of the autumn, which, in the eyes of some, provided additional evidence of a softening economy, especially within the energy and manufacturing space.

OUTLOOK

We believe that many of the clouds that hung over fixed income markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that neither the economic growth nor the four 0.25% increases that the Fed projects will come to fruition.

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate, at 5%, is roughly what the Fed considers optimal, the other part of its dual mandate – inflation – remains frustratingly low. It is difficult to identify future sources of inflationary pressure. Hourly wage growth is mired in the 2% to 2.5% range and there are only incipient signs that consumers are spending a portion of their “gasoline dividend,” while much of the windfall created by multi-year lows in energy prices is finding its way into savings. Weak global growth and a strengthening U.S. dollar could further keep upward price pressure at bay.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most

Janus Investment Fund	1

Janus Real Return Fund (unaudited)

notably energy. Given this environment, we have lowered our exposure to the riskiest tiers of high-yield credit as we suspect the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with higher ratings.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside. Perhaps at no other time since the economy emerged from the financial crisis have our core tenets of capital preservation and risk-adjusted returns been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus Real Return Fund.

2	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.28%	3.75%
Class A Shares MOP	3.12%	3.57%
Class C Shares**	2.54%	3.01%
Class D Shares	3.16%	3.87%
Class I Shares	3.53%	4.01%
Class S Shares	3.05%	3.52%
Class T Shares	3.30%	3.77%
Weighted Average Maturity		5.5 Years
Average Effective Duration***		3.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	6.4%
A	0.4%
BBB	12.9%
BB	47.0%
B	21.3%
CCC	3.3%
Not Rated	2.5%
Other	6.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	78.7%
Investment Companies	7.0%
U.S. Treasury Notes/Bonds	6.0%
Bank Loans and Mezzanine Loans	1.7%
Asset-Backed/Commercial Mortgage-Backed Securities	1.5%
Preferred Stocks	0.2%
Other	4.9%
100.0%

Janus Investment Fund	3

Janus Real Return Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.41%	1.54%	0.91%	1.96%	0.72%
Class A Shares at MOP	-5.16%	-3.30%	-0.37%
Class C Shares at NAV	-0.86%	0.71%	0.15%	2.72%	1.47%
Class C Shares at CDSC	-1.84%	-0.27%	0.15%
Class D Shares(1)	-0.46%	1.54%	1.01%	1.85%	0.64%
Class I Shares	-0.29%	1.79%	1.16%	1.71%	0.47%
Class S Shares	-0.21%	1.62%	0.85%	2.15%	0.97%
Class T Shares	-0.25%	1.71%	1.05%	1.97%	0.73%
Barclays U.S. 1-5 year TIPS Index	-1.22%	-0.15%	0.15%
Consumer Price Index (CPI) + 2%	0.10%	2.73%	2.99%**
Morningstar Quartile - Class I Shares	-	1st	4th
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	24/316	199/214

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

4	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Performance

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date — May 13, 2011

** The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Real Return Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$995.90	$3.76	$1,000.00	$1,021.37	$3.81	0.75%
Class C Shares	$1,000.00	$991.40	$7.16	$1,000.00	$1,017.95	$7.25	1.43%
Class D Shares	$1,000.00	$995.40	$3.16	$1,000.00	$1,021.97	$3.20	0.63%
Class I Shares	$1,000.00	$997.10	$2.46	$1,000.00	$1,022.67	$2.49	0.49%
Class S Shares	$1,000.00	$997.90	$1.76	$1,000.00	$1,023.38	$1.78	0.35%
Class T Shares	$1,000.00	$997.50	$2.06	$1,000.00	$1,023.08	$2.09	0.41%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.5%
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡ (cost $259,711)	$267,600	$269,858
Bank Loans and Mezzanine Loans – 1.7%
Technology – 1.7%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	159,000	157,113
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	158,359	157,831
Total Bank Loans and Mezzanine Loans (cost $315,995)		314,944
Corporate Bonds – 78.7%
Banking – 4.6%
Ally Financial, Inc., 3.2500%, 2/13/18	369,000	367,155
American Express Co., 6.8000%, 9/1/66‡	100,000	100,750
Bank of America Corp., 8.0000%µ	66,000	67,155
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	181,656
Wells Fargo & Co., 7.9800%µ	125,000	129,844
		846,560
Basic Industry – 3.5%
ArcelorMittal, 5.5000%, 2/25/17	203,000	196,078
Ashland, Inc., 3.8750%, 4/15/18	146,000	148,920
Steel Dynamics, Inc., 6.1250%, 8/15/19	286,000	288,145
		633,143
Brokerage – 0.6%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	67,000	65,493
Raymond James Financial, Inc., 4.2500%, 4/15/16	34,000	34,258
		99,751
Capital Goods – 5.9%
ADS Tactical, Inc., 11.0000%, 4/1/18 (144A)§	179,000	181,237
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	96,481
Exelis, Inc., 4.2500%, 10/1/16	13,000	13,233
FLIR Systems, Inc., 3.7500%, 9/1/16	120,000	121,732
GE Capital Trust I, 6.3750%, 11/15/67‡	70,000	72,756
Hanson, Ltd., 6.1250%, 8/15/16	229,000	235,011
Vulcan Materials Co., 7.0000%, 6/15/18	247,000	274,170
Vulcan Materials Co., 7.5000%, 6/15/21	77,000	89,705
		1,084,325
Communications – 11.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	271,000	281,501
CCO Safari II LLC, 3.5790%, 7/23/20 (144A)	50,000	49,700
DISH DBS Corp., 4.6250%, 7/15/17	200,000	204,000
Entercom Radio LLC, 10.5000%, 12/1/19	219,000	226,665
Frontier Communications Corp., 8.2500%, 4/15/17	74,000	77,700
Frontier Communications Corp., 8.1250%, 10/1/18	200,000	206,500
Level 3 Financing, Inc., 6.1250%, 1/15/21	202,000	209,070
Nielsen Co. Luxembourg, 5.5000%, 10/1/21 (144A)	304,000	311,600
T-Mobile USA, Inc., 6.6250%, 11/15/20	87,000	90,436
T-Mobile USA, Inc., 6.0000%, 3/1/23	179,000	181,238
Univision Communications, Inc., 6.7500%, 9/15/22 (144A)	260,000	269,425
		2,107,835
Consumer Cyclical – 24.4%
American Axle & Manufacturing, Inc., 5.1250%, 2/15/19	264,000	266,640
CalAtlantic Group, Inc., 8.3750%, 5/15/18	176,000	196,416
CCM Merger, Inc., 9.1250%, 5/1/19 (144A)	160,000	167,000
DR Horton, Inc., 3.6250%, 2/15/18	154,000	155,925
DR Horton, Inc., 3.7500%, 3/1/19	110,000	110,000
Ford Motor Credit Co. LLC, 4.2500%, 2/3/17	325,000	332,055
General Motors Co., 3.5000%, 10/2/18	234,000	236,349
General Motors Financial Co., Inc., 3.1000%, 1/15/19	72,000	71,895
Greektown Holdings LLC/Greektown Mothership Corp., 8.8750%, 3/15/19 (144A)	224,000	226,240
JC Penney Corp., Inc., 5.7500%, 2/15/18	60,000	55,050
Landry's, Inc., 9.3750%, 5/1/20 (144A)	384,000	404,160
Lennar Corp., 4.7500%, 12/15/17	250,000	256,875
Meritage Homes Corp., 4.5000%, 3/1/18	469,000	467,653

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Resorts International, 7.5000%, 6/1/16	$290,000	$295,348
Michael's Stores, Inc., 5.8750%, 12/15/20 (144A)	343,000	354,576
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	200,000	198,500
Schaeffler Holding Finance BV, 6.2500%, 11/15/19 (144A)	225,000	235,125
Toll Brothers Finance Corp., 4.0000%, 12/31/18	86,000	87,720
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	357,000	359,945
		4,477,472
Consumer Non-Cyclical – 11.3%
Capsugel SA, 7.0000%, 5/15/19 (144A)	125,000	121,875
Constellation Brands, Inc., 7.2500%, 9/1/16	190,000	196,650
FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
9.8750%, 2/1/20 (144A)	246,000	255,840
Fresenius Medical Care US Finance, Inc., 6.8750%, 7/15/17	220,000	234,850
HCA, Inc., 3.7500%, 3/15/19	88,000	88,660
JBS USA LLC / JBS USA Finance, Inc., 7.2500%, 6/1/21 (144A)	223,000	221,327
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	234,000	225,225
Owens & Minor, Inc., 4.3750%, 12/15/24	144,000	142,797
SUPERVALU, Inc., 6.7500%, 6/1/21	173,000	156,565
Tenet Healthcare Corp., 6.2500%, 11/1/18	414,000	435,735
		2,079,524
Energy – 3.8%
Holly Energy Partners LP / Holly Energy Finance Corp., 6.5000%, 3/1/20	435,000	430,650
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16	2,000	2,000
Oceaneering International, Inc., 4.6500%, 11/15/24	57,000	47,832
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
5.0000%, 1/15/18 (144A)	156,000	144,300
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.8750%, 2/1/21	77,000	69,685
Whiting Petroleum Corp., 5.0000%, 3/15/19	1,000	755
		695,222
Finance Companies – 4.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.2500%, 7/1/20	217,000	218,627
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	208,845
CIT Group, Inc., 5.2500%, 3/15/18	270,000	278,775
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	123,000	126,383
		832,630
Insurance – 1.5%
Centene Corp., 5.7500%, 6/1/17	266,000	273,980
Real Estate Investment Trusts (REITs) – 1.8%
Forest City Enterprises, Inc., 3.6250%, 8/15/20	40,000	42,500
Reckson Operating Partnership LP, 6.0000%, 3/31/16	288,000	290,686
		333,186
Technology – 3.3%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	284,000	287,195
CommScope, Inc., 4.3750%, 6/15/20 (144A)	129,000	129,968
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	177,000	179,306
		596,469
Transportation – 2.0%
Eletson Holdings, 9.6250%, 1/15/22 (144A)	34,000	30,260
Florida East Coast Holdings Corp., 6.7500%, 5/1/19 (144A)	137,000	125,355
Florida East Coast Holdings Corp., 9.7500%, 5/1/20 (144A)	122,000	82,960
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	123,000	123,213
		361,788
Total Corporate Bonds (cost $14,681,104)		14,421,885
U.S. Treasury Notes/Bonds – 6.0%
1.0000%, 9/15/17	5,000	4,997

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
0.8750%, 10/15/17	$8,000	$7,976
1.0000%, 9/15/18	174,000	172,763
1.3750%, 9/30/20	87,000	85,498
2.2500%, 11/15/25	220,000	219,510
3.0000%, 11/15/44	130,000	129,528
3.0000%, 5/15/45	156,000	155,287
2.8750%, 8/15/45	29,000	28,165
3.0000%, 11/15/45	303,000	302,089
Total U.S. Treasury Notes/Bonds (cost $1,112,547)		1,105,813
Preferred Stocks – 0.2%
Capital Markets – 0%
Morgan Stanley Capital Trust III, 6.2500%	200	5,096
Morgan Stanley Capital Trust IV, 6.2500%	25	634
Morgan Stanley Capital Trust V, 5.7500%	6	151
Morgan Stanley Capital Trust VIII, 6.4500%	10	253
		6,134
Commercial Banks – 0.2%
Citigroup Capital XIII, 6.6919%	1,350	35,087
Total Preferred Stocks (cost $43,710)		41,221
Investment Companies – 7.0%
Money Markets – 7.0%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $1,284,325)	1,284,325	1,284,325
Total Investments (total cost $17,697,392) – 95.1%		17,438,046
Cash, Receivables and Other Assets, net of Liabilities – 4.9%		899,172
Net Assets – 100%		$18,337,218

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$14,547,038	83.4%
Germany	1,263,431	7.3
Netherlands	427,472	2.5
Singapore	314,944	1.8
Greece	286,100	1.6
Brazil	221,327	1.3
Luxembourg	196,078	1.1
United Kingdom	181,656	1.0

Total	$17,438,046	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Real Return Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. 1-5 Year TIPS Index

The Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturity between one and five years.

Consumer Price Index (CPI)	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $4,901,267, which represents 26.7% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	1,183,213	8,301,112	(8,200,000)	1,284,325	$1,259	$ 1,284,325

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$168,591	$181,237	1.0%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

10	DECEMBER 31, 2015

Janus Real Return Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 269,858	$ -
Bank Loans and Mezzanine Loans	-	314,944	-
Corporate Bonds	-	14,421,885	-
U.S. Treasury Notes/Bonds	-	1,105,813	-
Preferred Stocks	-	41,221	-
Investment Companies	-	1,284,325	-
Total Assets	$ -	$ 17,438,046	$ -

Janus Investment Fund	11

Janus Real Return Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$17,697,392
Unaffiliated investments, at value	$16,153,721
Affiliated investments, at value	1,284,325
Cash	4,295
Non-interested Trustees' deferred compensation	352
Receivables:
Fund shares sold	876,829
Interest	216,188
Dividends from affiliates	250
Foreign tax reclaims	249
Dividends	16
Other assets	143
Total Assets	18,536,368
Liabilities:
Payables:	—
Investments purchased	157,410
Professional fees	23,625
Fund shares repurchased	3,873
12b-1 Distribution and shareholder servicing fees	2,998
Transfer agent fees and expenses	2,425
Dividends	982
Custodian fees	553
Non-interested Trustees' deferred compensation fees	352
Fund administration fees	154
Non-interested Trustees' fees and expenses	93
Advisory fees	90
Accrued expenses and other payables	6,595
Total Liabilities	199,150
Net Assets	$18,337,218

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Janus Real Return Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,412,320
Undistributed net investment income/(loss)	934
Undistributed net realized gain/(loss) from investments	(816,777)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(259,259)
Total Net Assets	$18,337,218
Net Assets - Class A Shares	$4,359,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	464,406
Net Asset Value Per Share(1)	$9.39
Maximum Offering Price Per Share(2)	$9.86
Net Assets - Class C Shares	$2,193,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,789
Net Asset Value Per Share(1)	$9.34
Net Assets - Class D Shares	$5,995,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	637,837
Net Asset Value Per Share	$9.40
Net Assets - Class I Shares	$2,300,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	246,362
Net Asset Value Per Share	$9.34
Net Assets - Class S Shares	$818,340
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86,985
Net Asset Value Per Share	$9.41
Net Assets - Class T Shares	$2,669,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	284,935
Net Asset Value Per Share	$9.37

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Real Return Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$337,273
Dividends	2,386
Dividends from affiliates	1,259
Total Investment Income	340,918
Expenses:
Advisory fees	46,107
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,831
Class C Shares	9,895
Class S Shares	1,047
Transfer agent administrative fees and expenses:
Class D Shares	3,364
Class S Shares	1,047
Class T Shares	3,490
Transfer agent networking and omnibus fees:
Class I Shares	45
Other transfer agent fees and expenses:
Class A Shares	156
Class C Shares	139
Class D Shares	899
Class I Shares	74
Class S Shares	19
Class T Shares	71
Registration fees	26,651
Professional fees	23,384
Accounting systems fee	9,645
Shareholder reports expense	5,624
Custodian fees	2,000
Fund administration fees	797
Non-interested Trustees’ fees and expenses	186
Other expenses	150
Total Expenses	138,621
Less: Excess Expense Reimbursement	(82,146)
Net Expenses	56,475
Net Investment Income/(Loss)	284,443
Net Realized Gain/(Loss) on Investments:
Investments	(100,003)
Total Net Realized Gain/(Loss) on Investments	(100,003)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(250,507)
Total Change in Unrealized Net Appreciation/Depreciation	(250,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(66,067)

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Real Return Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$284,443	$525,993
Net realized gain/(loss) on investments	(100,003)	(217,482)
Change in unrealized net appreciation/depreciation	(250,507)	(324,399)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(66,067)	(15,888)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(51,319)	(88,909)
Class C Shares	(28,563)	(60,891)
Class D Shares	(96,631)	(168,497)
Class I Shares	(41,663)	(90,770)
Class S Shares	(15,506)	(32,555)
Class T Shares	(50,825)	(99,557)
Net Decrease from Dividends and Distributions to Shareholders	(284,507)	(541,179)
Capital Share Transactions:
Class A Shares	2,174,214	(336,948)
Class C Shares	216,562	18,116
Class D Shares	1,801,499	(2,356,008)
Class I Shares	99,437	28,954
Class S Shares	15,537	(1,233,374)
Class T Shares	(36,491)	254,786
Net Increase/(Decrease) from Capital Share Transactions	4,270,758	(3,624,474)
Net Increase/(Decrease) in Net Assets	3,920,184	(4,181,541)
Net Assets:
Beginning of period	14,417,034	18,598,575
End of period	$18,337,218	$14,417,034

Undistributed Net Investment Income/(Loss)	$934	$998

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Real Return Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.59	$9.94	$9.64		$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(3)	0.35(3)	0.26(3)		0.17	0.01	0.04
Net realized and unrealized gain/(loss)	(0.20)	(0.33)	0.29		0.07	(0.32)	(0.09)
Total from Investment Operations	(0.04)	0.02	0.55		0.24	(0.31)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.37)	(0.25)		(0.09)	(0.04)	—
Distributions (from capital gains)	—	—	—		—	(0.05)	—
Return of capital	—	—	—		(0.06)	—	—
Total Dividends and Distributions	(0.16)	(0.37)	(0.25)		(0.15)	(0.09)	—
Net Asset Value, End of Period	$9.39	$9.59	$9.94		$9.64	$9.55	$9.95
Total Return*	(0.41)%	0.18%	5.81%		2.48%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$4,360	$2,252	$2,677		$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$2,981	$2,372	$2,280		$3,351	$6,973	$6,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.96%	2.15%		2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.84%	1.01%		1.15%	1.26%	1.27%
Ratio of Net Investment Income/(Loss)	3.42%	3.65%	2.63%		0.60%	1.24%	3.21%
Portfolio Turnover Rate	40%	86%	91%		112%(4)	45%	6%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.55	$9.89	$9.59	$9.48	$9.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.28(3)	0.18(3)	(0.10)	(0.05)	0.03
Net realized and unrealized gain/(loss)	(0.21)	(0.33)	0.30	0.26	(0.33)	(0.09)
Total from Investment Operations	(0.08)	(0.05)	0.48	0.16	(0.38)	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.29)	(0.18)	(0.03)	(0.03)	—
Distributions (from capital gains)	—	—	—	—	(0.05)	—
Return of capital	—	—	—	(0.02)	—	—
Total Dividends and Distributions	(0.13)	(0.29)	(0.18)	(0.05)	(0.08)	—
Net Asset Value, End of Period	$9.34	$9.55	$9.89	$9.59	$9.48	$9.94
Total Return*	(0.86)%	(0.48)%	5.04%	1.64%	(3.80)%	(0.60)%
Net Assets, End of Period (in thousands)	$2,194	$2,023	$2,077	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$2,106	$2,022	$2,024	$3,182	$6,492	$6,616
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.35%	2.72%	2.90%	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.58%	1.76%	1.90%	2.01%	2.02%
Ratio of Net Investment Income/(Loss)	2.70%	2.91%	1.84%	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	40%	86%	91%	112%(4)	45%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Period from May 13, 2011 (inception date) through June 30, 2011.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.61	$9.95	$9.65	$9.56	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(3)	0.36(3)	0.27(3)	0.18	0.03	0.04
Net realized and unrealized gain/(loss)	(0.21)	(0.32)	0.29	0.07	(0.33)	(0.09)
Total from Investment Operations	(0.04)	0.04	0.56	0.25	(0.30)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.38)	(0.26)	(0.10)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.05)	—
Return of capital	—	—	—	(0.06)	—	—
Total Dividends and Distributions	(0.17)	(0.38)	(0.26)	(0.16)	(0.09)	—
Net Asset Value, End of Period	$9.40	$9.61	$9.95	$9.65	$9.56	$9.95
Total Return*	(0.46)%	0.38%	5.91%	2.59%	(3.02)%	(0.50)%
Net Assets, End of Period (in thousands)	$5,996	$4,306	$6,842	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$5,468	$4,422	$5,771	$4,876	$7,558	$6,832
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.85%	2.08%	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.74%	0.91%	1.00%	1.14%	1.25%
Ratio of Net Investment Income/(Loss)	3.51%	3.71%	2.76%	0.97%	1.40%	3.24%
Portfolio Turnover Rate	40%	86%	91%	112%(4)	45%	6%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.54	$9.89	$9.59	$9.57	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(3)	0.38(3)	0.28(3)	0.27	0.04	0.05
Net realized and unrealized gain/(loss)	(0.20)	(0.34)	0.30	—(5)	(0.33)	(0.10)
Total from Investment Operations	(0.03)	0.04	0.58	0.27	(0.29)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.39)	(0.28)	(0.16)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.05)	—
Return of capital	—	—	—	(0.09)	—	—
Total Dividends and Distributions	(0.17)	(0.39)	(0.28)	(0.25)	(0.09)	—
Net Asset Value, End of Period	$9.34	$9.54	$9.89	$9.59	$9.57	$9.95
Total Return*	(0.29)%	0.42%	6.08%	2.77%	(2.86)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,300	$2,251	$2,302	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$2,281	$2,257	$2,241	$3,457	$6,738	$6,658
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.71%	1.88%	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.57%	0.77%	0.90%	1.01%	1.02%
Ratio of Net Investment Income/(Loss)	3.63%	3.91%	2.84%	0.89%	1.50%	3.47%
Portfolio Turnover Rate	40%	86%	91%	112%(4)	45%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Period from May 13, 2011 (inception date) through June 30, 2011.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Real Return Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.61	$9.96	$9.65	$9.53	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(3)	0.33(3)	0.24(3)	0.13	—(4)	0.04
Net realized and unrealized gain/(loss)	(0.20)	(0.34)	0.31	0.11	(0.33)	(0.09)
Total from Investment Operations	(0.02)	(0.01)	0.55	0.24	(0.33)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.34)	(0.24)	(0.08)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.05)	—
Return of capital	—	—	—	(0.04)	—	—
Total Dividends and Distributions	(0.18)	(0.34)	(0.24)	(0.12)	(0.09)	—
Net Asset Value, End of Period	$9.41	$9.61	$9.96	$9.65	$9.53	$9.95
Total Return*	(0.21)%	(0.05)%	5.77%	2.51%	(3.33)%	(0.50)%
Net Assets, End of Period (in thousands)	$818	$821	$2,097	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$819	$957	$2,042	$3,207	$6,502	$6,618
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	2.15%	2.37%	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.35%	1.08%	1.14%	1.19%	1.45%	1.52%
Ratio of Net Investment Income/(Loss)	3.76%	3.32%	2.47%	0.56%	1.07%	2.96%
Portfolio Turnover Rate	40%	86%	91%	112%(5)	45%	6%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013(1)	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$9.57	$9.92	$9.61	$9.55	$9.95	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(3)	0.36(3)	0.27(3)	0.22	0.02	0.04
Net realized and unrealized gain/(loss)	(0.20)	(0.34)	0.30	0.04	(0.33)	(0.09)
Total from Investment Operations	(0.02)	0.02	0.57	0.26	(0.31)	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.37)	(0.26)	(0.13)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.05)	—
Return of capital	—	—	—	(0.07)	—	—
Total Dividends and Distributions	(0.18)	(0.37)	(0.26)	(0.20)	(0.09)	—
Net Asset Value, End of Period	$9.37	$9.57	$9.92	$9.61	$9.55	$9.95
Total Return*	(0.25)%	0.18%	6.01%	2.76%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,669	$2,765	$2,603	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$2,735	$2,638	$2,694	$3,323	$6,633	$6,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.97%	2.16%	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.41%	0.82%	0.92%	0.94%	1.20%	1.27%
Ratio of Net Investment Income/(Loss)	3.70%	3.67%	2.70%	0.83%	1.31%	3.21%
Portfolio Turnover Rate	40%	86%	91%	112%(5)	45%	6%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Period from May 13, 2011 (inception date) through June 30, 2011.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Less than $0.005 on a per share basis.

(5) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	19

Janus Real Return Fund (unaudited)

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

20	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	21

Janus Real Return Fund (unaudited)

Notes to Financial Statements

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

22	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit

Janus Investment Fund	23

Janus Real Return Fund (unaudited)

Notes to Financial Statements

risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $4 Billion	0.53
Over $5 Billion	0.50

24	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.47%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

Janus Investment Fund	25

Janus Real Return Fund (unaudited)

Notes to Financial Statements

and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

26	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $550.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $18.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	52%	10%
Class C Shares	89	11
Class D Shares	-	-
Class I Shares	94	12
Class S Shares	100	5
Class T Shares	80	12

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 17,715,371	$ 49,489	$ (326,814)	$ (277,325)

Janus Investment Fund	27

Janus Real Return Fund (unaudited)

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (401,645)	$ (7,195)	$ (408,840)

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	264,109	$ 2,500,473	6,458	$ 64,062
Reinvested dividends and distributions	5,380	50,960	9,169	88,909
Shares repurchased	(39,859)	(377,219)	(50,250)	(489,919)
Net Increase/(Decrease)	229,630	$ 2,174,214	(34,623)	$ (336,948)
Class C Shares:
Shares sold	20,083	$ 190,102	3,439	$ 32,891
Reinvested dividends and distributions	3,028	28,563	6,308	60,855
Shares repurchased	(222)	(2,103)	(7,826)	(75,630)
Net Increase/(Decrease)	22,889	$ 216,562	1,921	$ 18,116
Class D Shares:
Shares sold	339,166	$ 3,222,818	202,551	$ 1,966,629
Reinvested dividends and distributions	10,002	94,874	16,758	162,779
Shares repurchased	(159,531)	(1,516,193)	(458,513)	(4,485,416)
Net Increase/(Decrease)	189,637	$ 1,801,499	(239,204)	$ (2,356,008)
Class I Shares:
Shares sold	11,109	$ 104,690	1,254	$ 12,114
Reinvested dividends and distributions	4,418	41,663	9,414	90,770
Shares repurchased	(5,031)	(46,916)	(7,670)	(73,930)
Net Increase/(Decrease)	10,496	$ 99,437	2,998	$ 28,954
Class S Shares:
Shares sold	-	$ 31	-	$ -
Reinvested dividends and distributions	1,631	15,506	3,346	32,555
Shares repurchased	-	-	(128,651)	(1,265,929)
Net Increase/(Decrease)	1,631	$ 15,537	(125,305)	$ (1,233,374)
Class T Shares:
Shares sold	10,367	$ 98,207	30,340	$ 293,725
Reinvested dividends and distributions	5,339	50,523	10,248	99,114
Shares repurchased	(19,603)	(185,221)	(14,218)	(138,053)
Net Increase/(Decrease)	(3,897)	$ (36,491)	26,370	$ 254,786

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,598,558	$ 3,374,278	$ 2,840,982	$ 2,547,533

28	DECEMBER 31, 2015

Janus Real Return Fund (unaudited)

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Real Return Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

30	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Real Return Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

32	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Janus Real Return Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	35

Janus Real Return Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	37

Janus Real Return Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

38	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Janus Real Return Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

40	DECEMBER 31, 2015

Janus Real Return Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	41

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	DECEMBER 31, 2015

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2015

Janus Real Return Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108555				125-24-93029 02-16

SEMIANNUAL REPORT December 31, 2015

Janus Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Short-Term Bond Fund

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view drives decision-making at a macro level, enabling us to make informed risk and sector allocation decisions.

Mayur Saigal co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2015, Janus Short-Term Bond Fund’s Class T Shares returned
-0.40%, compared with -0.07% for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

During the period, fixed income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies. Volatility emanating from China, as that country struggled with slowing growth, caused the Federal Reserve (Fed) to delay raising rates at its September meeting. Improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

Investment-grade corporate spreads widened in late summer but later retreated as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Barclays
1-3 Year U.S. Government/Credit Index during the six-month period. Conditions in fixed income markets during the period, in our view, continued to merit defensive positioning. Among the factors that concern us most are company actions indicative of the later stages of a credit cycle and alarmingly low market liquidity. The Fund’s duration finished the period below that of the benchmark, and we decreased our corporate credit allocation, although we sought to take advantage of the spread widening in specific issues that continue to exhibit solid fundamentals. Our corporate credit weighting and security selection highlights our continued defensive stance, and we are concentrating our remaining holdings on higher-quality issuers.

On an asset class basis, the largest relative detractor was security selection within high-yield corporate credit. However, our out-of-benchmark allocation and spread carry, a measure of excess income generated by the Fund’s holdings, partially offset the security selection. For context, our high-yield exposure is comprised almost entirely of the upper tier of this segment. Our cash holdings also detracted from performance. Cash is a residual component of our day-to-day investing and is not used as a source of returns.

Our investment-grade corporate credit allocation was the leading asset class contributor, driven by spread carry. Other relative contributors included our out-of-index allocations to bank loans and asset-backed securities (ABS).

On a credit sector basis, our allocations to independent and midstream energy were the largest detractors from relative performance. During the period, energy prices, namely crude oil, experienced another leg down, with North American benchmark crude falling below $36 per barrel in intraday trading. One company that impacted Fund performance was Chesapeake Energy. While Chesapeake Energy, a major natural gas producer with some oil assets, has achieved productivity gains to help combat the weak price environment, we exited the position during the period.

Security selection within pharmaceuticals also weighed on performance, with Valeant Pharmaceuticals as a leading individual detractor. Our original thesis was that Valeant would be upgraded based on the growth through acquisition, improving demand and the underlying improvement in pricing. However, accusations against the company brought into question the management team’s credibility, decision process, and ethics. Given the inherent volatility and potential for even greater downside risk amid suspicion of fraudulent activity, we believed it prudent to

Janus Investment Fund	1

Janus Short-Term Bond Fund (unaudited)

exit the position after management was unable to provide appropriate clarity and it appeared our thesis was compromised. By exiting the position, we believe we exhibited our commitment to clients of a strong sell discipline, and mitigated any potential further downside risk.

Relative credit sector contributors included technology and finance companies, as well as our overweight allocation to banking. On an issuer basis, banking and payment technology company Fidelity National Information Services was the leading contributor. We like the company’s solid business model, which can remain stable in a tepid economic environment. We believe that management has the opportunity to better penetrate its customer base and can use free cash flow to pay down debt.

OUTLOOK

We believe that many of the clouds that hung over fixed income markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that neither the economic growth nor the four 0.25% increases that the Fed projects such growth merits in 2016 will come to fruition.

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate, at 5%, is roughly what the Fed considers optimal, the other part of its dual mandate – inflation – remains frustratingly low. It is difficult to identify future sources of inflationary pressure. Hourly wage growth is mired in the 2% to 2.5% range and there are only incipient signs that consumers are spending a portion of their “gasoline dividend,” while much of the windfall created by multi-year lows in energy prices is finding its way into savings. Weak global growth and a strengthening U.S. dollar could further keep upward price pressure at bay.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most notably energy. A chief concern is that much of the financial engineering that has occurred is aimed at compensating for lower revenue growth. With economic acceleration remaining elusive and rates still low, we expect management teams to continue to purchase growth, with these acquisitions often financed by debt issuance. We see less room for margin expansion, and with extended balance sheets, suboptimal results may be met with harsh market reaction.

Given this environment, we have minimized our exposure to the riskiest tiers of high-yield credit as we suspect the market may experience an uptick in defaults. Instead, we have increased our credit allocation by focusing on high-yield issuers with higher ratings.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside. Perhaps at no other time since the economy emerged from the financial crisis have our core tenets of capital preservation and risk-adjusted returns been so essential to meeting the investment goals of our clients.

Thank you for your investment in Janus Short-Term Bond Fund.

2	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.04%	1.14%
Class A Shares MOP	1.01%	1.11%
Class C Shares**	0.29%	0.38%
Class D Shares	1.19%	1.30%
Class I Shares	1.31%	1.40%
Class N Shares	1.35%	1.45%
Class S Shares	0.85%	0.95%
Class T Shares	1.11%	1.20%
Weighted Average Maturity		2.0 Years
Average Effective Duration***		1.6 Years
* Yield will fluctuate
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility

Ratings† Summary - (% of Total Investments)
AAA	1.7%
AA	37.5%
A	9.4%
BBB	35.6%
BB	9.2%
B	0.4%
Not Rated	4.9%
Other	1.3%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other ratings agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	53.5%
U.S. Treasury Notes/Bonds	33.9%
Asset-Backed/Commercial Mortgage-Backed Securities	7.1%
Bank Loans and Mezzanine Loans	4.2%
Investment Companies	2.6%
Other	(1.3)%
100.0%

Janus Investment Fund	3

Janus Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.43%	0.13%	1.35%	3.11%	3.74%	0.90%	0.79%
Class A Shares at MOP	-2.98%	-2.44%	0.83%	2.61%	3.53%
Class C Shares at NAV	-0.43%	-0.25%	0.66%	2.45%	3.06%	1.67%	1.55%
Class C Shares at CDSC	-1.43%	-1.25%	0.66%	2.45%	3.06%
Class D Shares(1)	-0.35%	0.29%	1.48%	3.32%	4.10%	0.76%	0.64%
Class I Shares	-0.30%	0.38%	1.59%	3.26%	3.97%	0.65%	0.55%
Class N Shares	-0.28%	0.44%	1.37%	3.26%	4.07%	0.59%	0.49%
Class S Shares	-0.10%	0.37%	1.24%	2.90%	3.57%	1.09%	0.99%
Class T Shares	-0.40%	0.19%	1.37%	3.26%	4.07%	0.84%	0.74%
Barclays 1-3 Year U.S. Government/Credit Index	-0.07%	0.65%	0.98%	2.74%	4.11%**
Morningstar Quartile - Class T Shares	-	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	339/575	270/484	127/418	67/176

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

4	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Mayur Saigal, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – September 1, 1992

**The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$995.70	$4.06	$1,000.00	$1,021.06	$4.12	0.81%
Class C Shares	$1,000.00	$995.70	$7.37	$1,000.00	$1,017.75	$7.46	1.47%
Class D Shares	$1,000.00	$996.50	$3.26	$1,000.00	$1,021.87	$3.30	0.65%
Class I Shares	$1,000.00	$997.00	$2.76	$1,000.00	$1,022.37	$2.80	0.55%
Class N Shares	$1,000.00	$997.20	$2.51	$1,000.00	$1,022.62	$2.54	0.50%
Class S Shares	$1,000.00	$999.00	$4.02	$1,000.00	$1,021.11	$4.06	0.80%
Class T Shares	$1,000.00	$996.00	$3.71	$1,000.00	$1,021.42	$3.76	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.1%
AmeriCredit Automobile Receivables Trust 2012-2, 3.3800%, 4/9/18	$18,377,000	$18,591,713
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	17,141,000	17,171,400
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	6,968,000	6,941,883
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,224,000	8,156,232
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,818,171	1,800,213
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	3,071,730	3,030,601
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	2,304,227	2,279,786
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,748,176	1,705,593
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	2,163,779	2,139,092
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,831,741	1,814,095
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,581,566	2,566,711
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	3,023,470	2,999,192
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,419,273	2,395,427
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	2,158,896	2,132,924
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,713,258	1,698,857
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	3,057,640	3,024,682
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,836,794	1,819,475
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	2,120,810	2,094,654
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,900,301	1,870,568
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,505,139	2,467,185
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	2,387,284	2,364,243
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	4,604,330	4,551,591
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	11,743,000	11,904,051
Santander Drive Auto Receivables Trust 2012-6, 1.9400%, 3/15/18	7,174,663	7,184,362
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	15,770,000	15,793,135
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	13,923,000	13,863,993
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,447,000	13,442,255
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,651,000	7,587,476
SMART ABS Series 2012-4US Trust, 0.9700%, 3/14/17	588,470	588,058
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,796,177	1,776,570
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,925,124	1,911,590
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,879,980	1,858,326
Wells Fargo Commercial Mortgage Trust 2015-Lc22, 1.6390%, 9/15/58	2,588,209	2,562,689
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,597,528	3,554,288
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/1/47	2,217,551	2,198,701
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,669,030	1,657,019
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $180,550,354)		179,498,630
Bank Loans and Mezzanine Loans – 4.2%
Asset-Backed Securities – 0.9%
530 Fifth Acquisition Defeased Promissory Note B, 6.4400%, 2/11/16‡,ß	23,319,709	23,402,054
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	5,598,000	5,586,356
Consumer Cyclical – 0.6%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	14,432,823	14,392,266
Energy – 0.1%
Chief Exploration & Development LLC, 7.5000%, 5/16/21‡	1,880,000	1,253,340
Finance Companies – 0.1%
RPI Finance Trust, 3.5000%, 11/9/20‡	2,121,925	2,115,987
Real Estate Investment Trusts (REITs) – 0.3%
ESH Hospitality, Inc., 5.0000%, 6/24/19‡	7,377,878	7,396,323
Technology – 2.0%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	26,197,000	25,886,042
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	25,794,355	25,708,460
		51,594,502
Total Bank Loans and Mezzanine Loans (cost $106,588,157)		105,740,828
Corporate Bonds – 53.5%
Banking – 16.0%
Ally Financial, Inc., 3.1250%, 1/15/16	6,876,000	6,876,000
Ally Financial, Inc., 3.6000%, 5/21/18	13,660,000	13,660,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Ally Financial, Inc., 3.2500%, 11/5/18	$13,106,000	$12,860,262
Ally Financial, Inc., 8.0000%, 12/31/18	12,062,000	13,207,890
Bank of America Corp., 1.2500%, 1/11/16	17,753,000	17,754,349
Bank of America Corp., 3.6250%, 3/17/16	21,327,000	21,436,706
Bank of America Corp., 6.0500%, 5/16/16	3,215,000	3,268,019
Bank of America Corp., 3.7500%, 7/12/16	6,751,000	6,835,651
Bank of America NA, 1.6500%, 3/26/18	19,837,000	19,687,786
Bank of America NA, 1.7500%, 6/5/18	13,242,000	13,156,867
Citigroup, Inc., 1.8500%, 11/24/17	30,833,000	30,787,490
Citizens Bank NA, 2.3000%, 12/3/18	15,993,000	15,974,112
Discover Bank, 2.6000%, 11/13/18	7,921,000	7,914,671
Goldman Sachs Group, Inc., 3.6250%, 2/7/16	32,858,000	32,941,295
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	11,795,000	12,251,172
Goldman Sachs Group, Inc., 2.7500%, 9/15/20	6,728,000	6,723,580
Intesa Sanpaolo SpA, 3.1250%, 1/15/16	14,181,000	14,188,076
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	1,036,000	1,039,369
Morgan Stanley, 3.8000%, 4/29/16	6,866,000	6,924,121
Morgan Stanley, 1.8750%, 1/5/18	12,422,000	12,409,802
Morgan Stanley, 1.0564%, 7/23/19‡	28,554,000	28,303,153
PNC Bank NA, 1.6000%, 6/1/18	27,058,000	26,856,174
PNC Bank NA, 1.8500%, 7/20/18	9,919,000	9,899,608
Royal Bank of Scotland Group PLC, 1.8750%, 3/31/17	25,897,000	25,788,621
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	17,537,000	18,204,020
Synchrony Financial, 1.8750%, 8/15/17	7,770,000	7,734,382
UBS AG, 1.8000%, 3/26/18	17,091,000	17,062,390
		403,745,566
Basic Industry – 2.6%
Albemarle Corp., 3.0000%, 12/1/19	12,049,000	11,818,346
ArcelorMittal, 5.5000%, 2/25/17	18,832,000	18,189,829
Ashland, Inc., 3.8750%, 4/15/18	12,513,000	12,763,260
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
1.7000%, 5/1/18 (144A)	13,900,000	13,726,625
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.4500%, 5/1/20 (144A)	8,140,000	8,039,829
		64,537,889
Brokerage – 1.2%
Intercontinental Exchange, Inc., 2.7500%, 12/1/20	6,622,000	6,620,358
Raymond James Financial, Inc., 4.2500%, 4/15/16	24,909,000	25,098,333
		31,718,691
Capital Goods – 3.4%
CNH Industrial America LLC, 7.2500%, 1/15/16	2,026,000	2,028,532
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,082,000	3,034,229
Exelis, Inc., 4.2500%, 10/1/16	10,061,000	10,241,504
FLIR Systems, Inc., 3.7500%, 9/1/16	19,469,000	19,750,054
General Electric Capital Corp., 5.0000%, 1/8/16	10,220,000	10,222,453
Hanson, Ltd., 6.1250%, 8/15/16	674,000	691,692
Harris Corp., 1.9990%, 4/27/18	10,203,000	10,088,379
Martin Marietta Materials, Inc., 1.7031%, 6/30/17‡	14,915,000	14,811,236
Vulcan Materials Co., 7.0000%, 6/15/18	12,554,000	13,934,940
		84,803,019
Communications – 2.2%
CCO Safari II LLC, 3.5790%, 7/23/20 (144A)	9,445,000	9,388,415
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	17,617,000	17,555,517
Level 3 Financing, Inc., 7.0000%, 6/1/20	7,171,000	7,493,695
NBCUniversal Enterprise, Inc., 0.8575%, 4/15/16 (144A)‡	11,808,000	11,801,883
Verizon Communications, Inc., 2.5000%, 9/15/16	10,020,000	10,098,186
		56,337,696
Consumer Cyclical – 4.6%
CVS Health Corp., 1.9000%, 7/20/18	19,478,000	19,466,372

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
DR Horton, Inc., 5.6250%, 1/15/16	$8,461,000	$8,461,000
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	13,088,000	13,233,290
Ford Motor Credit Co. LLC, 2.5510%, 10/5/18	12,614,000	12,524,428
General Motors Co., 3.5000%, 10/2/18	23,596,000	23,832,904
General Motors Financial Co., Inc., 2.7500%, 5/15/16	15,843,000	15,889,325
General Motors Financial Co., Inc., 3.1000%, 1/15/19	2,722,000	2,718,045
GLP Capital LP / GLP Financing II, Inc., 4.3750%, 11/1/18	8,405,000	8,320,950
Hanesbrands, Inc., 6.3750%, 12/15/20	8,200,000	8,487,000
Meritage Homes Corp., 4.5000%, 3/1/18	3,398,000	3,398,000
		116,331,314
Consumer Non-Cyclical – 7.3%
Actavis Funding SCS, 1.8500%, 3/1/17	20,163,000	20,199,152
Actavis Funding SCS, 2.3500%, 3/12/18	23,524,000	23,548,512
Actavis, Inc., 1.8750%, 10/1/17	7,221,000	7,212,400
Kraft Heinz Foods Co., 1.6000%, 6/30/17 (144A)	16,223,000	16,176,002
Mallinckrodt International Finance SA / Mallinckrodt CB LLC,
4.8750%, 4/15/20 (144A)	13,870,000	13,349,875
Mylan, Inc., 1.3500%, 11/29/16	12,072,000	11,970,776
Perrigo Co. PLC, 1.3000%, 11/8/16	30,418,000	30,202,884
SABMiller Holdings, Inc., 1.0189%, 8/1/18 (144A)‡	26,359,000	26,150,790
Wm Wrigley Jr Co., 1.4000%, 10/21/16 (144A)	14,289,000	14,274,297
Zimmer Biomet Holdings, Inc., 1.4500%, 4/1/17	9,887,000	9,838,850
Zimmer Biomet Holdings, Inc., 2.0000%, 4/1/18	10,282,000	10,218,653
		183,142,191
Electric – 1.6%
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	41,287,000	41,451,859
Energy – 4.2%
Enbridge, Inc., 0.8662%, 6/2/17‡	6,563,000	6,427,953
EnLink Midstream Partners LP, 2.7000%, 4/1/19	5,892,000	5,375,926
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,544,000	9,747,654
Kinder Morgan Finance Co. LLC, 5.7000%, 1/5/16	8,277,000	8,277,000
Kinder Morgan, Inc., 3.0500%, 12/1/19	26,374,000	24,409,480
Rowan Cos., Inc., 5.0000%, 9/1/17	16,446,000	16,322,310
Shell International Finance BV, 1.6250%, 11/10/18	26,294,000	26,148,989
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,386,000	9,222,308
		105,931,620
Finance Companies – 3.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
2.7500%, 5/15/17	14,201,000	14,112,244
CIT Group, Inc., 5.0000%, 5/15/17	40,083,000	41,285,490
International Lease Finance Corp., 2.4620%, 6/15/16‡	7,069,000	7,051,327
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	11,898,000	12,225,195
		74,674,256
Industrial – 0.2%
Cintas Corp. No 2, 2.8500%, 6/1/16	5,088,000	5,108,103
Insurance – 0.7%
ACE INA Holdings, Inc., 2.3000%, 11/3/20	15,277,000	15,167,143
CNO Financial Group, Inc., 4.5000%, 5/30/20	2,698,000	2,751,960
		17,919,103
Real Estate Investment Trusts (REITs) – 0.8%
Reckson Operating Partnership LP, 6.0000%, 3/31/16	19,435,000	19,616,270
Technology – 4.4%
CommScope Holding Co., Inc., 6.6250%, 6/1/20 (144A)	3,198,000	3,233,977
CommScope, Inc., 4.3750%, 6/15/20 (144A)	9,880,000	9,954,100
Fidelity National Information Services, Inc., 2.8500%, 10/15/18	26,247,000	26,339,678
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	12,705,000	12,870,508
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	11,166,000	10,879,145
Seagate HDD Cayman, 3.7500%, 11/15/18	21,099,000	20,940,757
TSMC Global, Ltd., 0.9500%, 4/3/16 (144A)	11,939,000	11,915,003

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	$13,969,000	$13,691,366
		109,824,534
Transportation – 1.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	15,907,000	15,934,519
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.2000%, 7/15/20 (144A)	16,908,000	16,738,328
		32,672,847
Total Corporate Bonds (cost $1,357,156,185)		1,347,814,958
U.S. Treasury Notes/Bonds – 33.9%
0.5000%, 8/31/16	68,773,000	68,695,080
0.8750%, 9/15/16	11,538,000	11,552,422
0.5000%, 9/30/16	44,509,000	44,437,697
0.3750%, 10/31/16	14,853,000	14,807,164
0.5000%, 11/30/16	24,053,000	23,989,115
0.6250%, 12/31/16	120,927,000	120,641,876
0.5000%, 3/31/17	40,239,000	40,055,108
0.6250%, 6/30/17	14,441,000	14,368,232
0.7500%, 6/30/17	10,191,000	10,159,153
0.6250%, 7/31/17	15,818,000	15,729,641
0.8750%, 8/15/17	23,053,000	23,001,661
1.0000%, 9/15/17	17,615,000	17,604,678
0.6250%, 9/30/17	61,929,000	61,500,823
0.8750%, 10/15/17	18,144,000	18,089,423
0.8750%, 11/15/17	66,350,000	66,119,301
0.8750%, 11/30/17	13,550,000	13,510,827
1.0000%, 12/15/17	11,788,000	11,771,886
0.7500%, 12/31/17	10,228,000	10,158,879
0.8750%, 1/15/18	43,334,000	43,137,654
3.5000%, 2/15/18	2,006,000	2,106,144
0.7500%, 3/31/18	10,250,000	10,158,314
0.7500%, 4/15/18	29,942,000	29,651,922
1.3750%, 6/30/18	10,070,000	10,109,726
0.8750%, 7/15/18	53,549,000	53,065,827
1.0000%, 9/15/18	36,553,000	36,293,145
1.3750%, 9/30/18	10,093,000	10,124,541
0.8750%, 10/15/18	34,196,000	33,819,297
1.3750%, 12/31/18	10,113,000	10,120,504
1.6250%, 6/30/20	19,889,000	19,807,415
1.6250%, 7/31/20	8,374,000	8,334,090
Total U.S. Treasury Notes/Bonds (cost $856,318,320)		852,921,545
Investment Companies – 2.6%
Money Markets – 2.6%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $65,120,253)	65,120,253	65,120,253
Total Investments (total cost $2,565,733,269) – 101.3%		2,551,096,214
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(31,923,032)
Net Assets – 100%		$2,519,173,182

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$2,249,918,870	88.2%
United Kingdom	113,623,822	4.5
Singapore	51,594,502	2.0
Netherlands	40,261,233	1.6
Taiwan	25,606,369	1.0
Luxembourg	18,189,829	0.7
Switzerland	17,062,390	0.7
Italy	15,227,445	0.6
Spain	11,904,051	0.5
Canada	6,427,953	0.2
Germany	691,692	0.0
Australia	588,058	0.0

Total	$2,551,096,214	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays 1-3 Year U.S. Government/ Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $266,486,725, which represents 10.6% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	116,968,440	728,387,265	(780,235,452)	65,120,253	$52,394	$65,120,253

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 179,498,630	$ -
Bank Loans and Mezzanine Loans	-	82,338,774	23,402,054
Corporate Bonds	-	1,347,814,958	-
U.S. Treasury Notes/Bonds	-	852,921,545	-
Investment Companies	-	65,120,253	-
Total Assets	$ -	$ 2,527,694,160	$ 23,402,054

12	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Assets:
Investments, at cost	$2,565,733,269
Unaffiliated investments, at value	$2,485,975,961
Affiliated investments, at value	65,120,253
Cash	74,674
Non-interested Trustees' deferred compensation	51,185
Receivables:
Interest	12,107,714
Fund shares sold	2,172,075
Dividends from affiliates	14,219
Other assets	26,204
Total Assets	2,565,542,285
Liabilities:
Payables:	—
Investments purchased	25,935,030
Fund shares repurchased	18,305,184
Advisory fees	1,078,428
Transfer agent fees and expenses	456,266
Dividends	200,044
12b-1 Distribution and shareholder servicing fees	86,458
Non-interested Trustees' deferred compensation fees	51,185
Professional fees	29,028
Fund administration fees	22,507
Non-interested Trustees' fees and expenses	15,102
Custodian fees	1,183
Accrued expenses and other payables	188,688
Total Liabilities	46,369,103
Net Assets	$2,519,173,182

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,547,147,195
Undistributed net investment income/(loss)	(89,043)
Undistributed net realized gain/(loss) from investments	(13,247,917)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(14,637,053)
Total Net Assets	$2,519,173,182
Net Assets - Class A Shares	$149,702,263
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,761,795
Net Asset Value Per Share(1)	$3.01
Maximum Offering Price Per Share(2)	$3.09
Net Assets - Class C Shares	$55,734,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,541,294
Net Asset Value Per Share(1)	$3.01
Net Assets - Class D Shares	$186,255,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,819,974
Net Asset Value Per Share	$3.01
Net Assets - Class I Shares	$495,403,220
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	164,619,409
Net Asset Value Per Share	$3.01
Net Assets - Class N Shares	$36,344,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,072,772
Net Asset Value Per Share	$3.01
Net Assets - Class S Shares	$2,774,005
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	923,026
Net Asset Value Per Share	$3.01
Net Assets - Class T Shares	$1,592,958,448
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,701,827
Net Asset Value Per Share	$3.01

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Interest	$24,748,795
Dividends from affiliates	52,394
Other income	361,674
Total Investment Income	25,162,863
Expenses:
Advisory fees	7,341,892
12b-1Distribution and shareholder servicing fees:
Class A Shares	198,367
Class C Shares	244,303
Class S Shares	3,121
Transfer agent administrative fees and expenses:
Class D Shares	116,451
Class S Shares	3,390
Class T Shares	2,127,837
Transfer agent networking and omnibus fees:
Class A Shares	38,047
Class C Shares	17,368
Class I Shares	112,786
Other transfer agent fees and expenses:
Class A Shares	5,882
Class C Shares	2,713
Class D Shares	25,295
Class I Shares	9,159
Class N Shares	205
Class S Shares	42
Class T Shares	8,177
Fund administration fees	126,466
Shareholder reports expense	112,650
Registration fees	69,357
Non-interested Trustees’ fees and expenses	27,407
Professional fees	26,876
Custodian fees	7,181
Other expenses	144,081
Total Expenses	10,769,053
Less: Excess Expense Reimbursement	(1,451,043)
Net Expenses	9,318,010
Net Investment Income/(Loss)	15,844,853
Net Realized Gain/(Loss) on Investments:
Investments	(7,636,467)
Total Net Realized Gain/(Loss) on Investments	(7,636,467)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(17,247,730)
Total Change in Unrealized Net Appreciation/Depreciation	(17,247,730)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,039,344)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Short-Term Bond Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$15,844,853	$36,777,591
Net realized gain/(loss) on investments	(7,636,467)	(5,440,149)
Change in unrealized net appreciation/depreciation	(17,247,730)	(24,064,706)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,039,344)	7,272,736
Dividends and Distributions to Shareholders:
Class A Shares	(868,969)	(2,061,518)
Class C Shares	(122,957)	(274,422)
Class D Shares	(1,217,029)	(2,674,302)
Class I Shares	(3,445,786)	(6,572,061)
Class N Shares	(271,178)	(586,292)
Class S Shares	(14,989)	(34,328)
Class T Shares	(9,910,648)	(24,701,892)
Total Dividends from Net Investment Income	(15,851,556)	(36,904,815)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(201,032)
Class C Shares	—	(73,376)
Class D Shares	—	(226,141)
Class I Shares	—	(557,420)
Class N Shares	—	(46,921)
Class S Shares	—	(4,078)
Class T Shares	—	(2,321,742)
Total Distributions from Net Realized Gain from Investment Transactions	—	(3,430,710)
Net Decrease from Dividends and Distributions to Shareholders	(15,851,556)	(40,335,525)
Capital Share Transactions:
Class A Shares	(4,180,261)	(14,176,814)
Class C Shares	1,785,503	(13,676,835)
Class D Shares	10,162	(11,312,213)
Class I Shares	53,246,341	60,681,547
Class N Shares	(1,638,696)	3,087,823
Class S Shares	190,402	(1,216,783)
Class T Shares	(134,318,579)	(357,671,774)
Net Increase/(Decrease) from Capital Share Transactions	(84,905,128)	(334,285,049)
Net Increase/(Decrease) in Net Assets	(109,796,028)	(367,347,838)
Net Assets:
Beginning of period	2,628,969,210	2,996,317,048
End of period	$2,519,173,182	$2,628,969,210

Undistributed Net Investment Income/(Loss)	$(89,043)	$(82,340)

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05		$3.08	$3.08	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.04(1)		0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.03)	(0.03)	0.03		(0.01)	0.01	0.01
Total from Investment Operations	(0.01)	0.01	0.07		0.04	0.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.04)		(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	—	—(2)	(0.01)		(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.05)		(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.01	$3.04	$3.07		$3.05	$3.08	$3.08
Total Return*	(0.43)%	0.35%	2.33%		1.24%	2.18%	2.65%
Net Assets, End of Period (in thousands)	$149,702	$155,365	$171,464		$153,132	$423,210	$374,981
Average Net Assets for the Period (in thousands)	$155,333	$169,622	$164,880		$192,733	$387,633	$164,464
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.90%	0.85%		1.07%	1.40%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.77%		0.81%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.11%	1.21%	1.41%		1.49%	1.95%	2.12%
Portfolio Turnover Rate	38%	84%	78%		100%	93%	100%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$3.03	$3.07	$3.05	$3.08	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	0.02(1)	0.02	0.04	0.04
Net realized and unrealized gain/(loss)	(0.02)	(0.04)	0.03	(0.01)	0.01	0.02
Total from Investment Operations	(0.01)	(0.03)	0.05	0.01	0.05	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.01)	(0.01)	(0.03)	(0.04)	(0.05)	(0.06)
Net Asset Value, End of Period	$3.01	$3.03	$3.07	$3.05	$3.08	$3.08
Total Return*	(0.43)%	(0.75)%	1.52%	0.46%	1.44%	2.24%
Net Assets, End of Period (in thousands)	$55,735	$54,465	$68,852	$78,276	$75,789	$70,507
Average Net Assets for the Period (in thousands)	$54,120	$61,751	$74,487	$78,430	$74,993	$69,983
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.67%	1.68%	1.69%	1.66%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.57%	1.56%	1.55%	1.53%	1.53%
Ratio of Net Investment Income/(Loss)	0.45%	0.44%	0.60%	0.74%	1.23%	1.40%
Portfolio Turnover Rate	38%	84%	78%	100%	93%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Short-Term Bond Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$3.04	$3.08	$3.05	$3.09	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.05(1)	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.03)	(0.04)	0.04	(0.02)	0.01	0.02
Total from Investment Operations	(0.01)	—	0.09	0.03	0.07	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.05)	(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.06)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.01	$3.04	$3.08	$3.05	$3.09	$3.09
Total Return*	(0.35)%	0.19%	2.77%	1.01%	2.30%	3.12%
Net Assets, End of Period (in thousands)	$186,256	$188,072	$201,587	$208,522	$207,395	$210,532
Average Net Assets for the Period (in thousands)	$189,997	$194,242	$202,309	$210,423	$207,647	$221,970
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.75%	0.77%	0.74%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.66%	0.69%	0.69%	0.67%
Ratio of Net Investment Income/(Loss)	1.27%	1.37%	1.51%	1.60%	2.07%	2.25%
Portfolio Turnover Rate	38%	84%	78%	100%	93%	100%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05	$3.08	$3.08	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.05(1)	0.05	0.07	0.07
Net realized and unrealized gain/(loss)	(0.03)	(0.03)	0.03	(0.01)	0.01	0.01
Total from Investment Operations	(0.01)	0.01	0.08	0.04	0.08	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.05)	(0.05)	(0.07)	(0.07)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.06)	(0.07)	(0.08)	(0.09)
Net Asset Value, End of Period	$3.01	$3.04	$3.07	$3.05	$3.08	$3.08
Total Return*	(0.30)%	0.60%	2.54%	1.48%	2.43%	2.91%
Net Assets, End of Period (in thousands)	$495,403	$446,894	$391,360	$315,482	$275,345	$543,799
Average Net Assets for the Period (in thousands)	$499,023	$450,223	$356,795	$307,611	$387,327	$350,062
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.66%	0.66%	0.64%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.56%	0.55%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.37%	1.46%	1.60%	1.73%	2.22%	2.39%
Portfolio Turnover Rate	38%	84%	78%	100%	93%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$3.04	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.05(2)	0.05(2)	0.05	—(3)
Net realized and unrealized gain/(loss)	(0.03)	(0.03)	0.03	(0.01)	—(3)
Total from Investment Operations	(0.01)	0.02	0.08	0.04	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.05)	(0.05)	—(3)
Distributions (from capital gains)	—	—(3)	(0.01)	(0.02)	—
Total Dividends and Distributions	(0.02)	(0.05)	(0.06)	(0.07)	—
Net Asset Value, End of Period	$3.01	$3.04	$3.07	$3.05	$3.08
Total Return*	(0.28)%	0.66%	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$36,345	$38,345	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$37,932	$38,577	$43,206	$37,659	$26,909
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.49%	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.42%	1.52%	1.60%	1.74%	1.80%
Portfolio Turnover Rate	38%	84%	78%	100%	93%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$3.03	$3.07	$3.05	$3.08	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.03(2)	0.04(2)	0.04	0.05	0.06
Net realized and unrealized gain/(loss)	(0.02)	(0.04)	0.03	(0.01)	0.01	0.02
Total from Investment Operations	—	(0.01)	0.07	0.03	0.06	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.03)	(0.04)	(0.04)	(0.05)	(0.06)
Distributions (from capital gains)	—	—(3)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.03)	(0.05)	(0.06)	(0.06)	(0.08)
Net Asset Value, End of Period	$3.01	$3.03	$3.07	$3.05	$3.08	$3.08
Total Return*	(0.10)%	(0.17)%	2.15%	1.03%	1.98%	2.74%
Net Assets, End of Period (in thousands)	$2,774	$2,609	$3,863	$5,149	$5,127	$5,692
Average Net Assets for the Period (in thousands)	$2,652	$3,366	$4,353	$5,117	$5,547	$5,172
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.08%	1.09%	1.06%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.99%	0.96%	0.99%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	1.12%	1.02%	1.20%	1.29%	1.77%	1.90%
Portfolio Turnover Rate	38%	84%	78%	100%	93%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Short-Term Bond Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$3.04	$3.08	$3.05	$3.09	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.04(1)	0.05	0.06	0.07
Net realized and unrealized gain/(loss)	(0.03)	(0.04)	0.04	(0.02)	0.01	0.02
Total from Investment Operations	(0.01)	—	0.08	0.03	0.07	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.04)	(0.05)	(0.06)	(0.07)
Distributions (from capital gains)	—	—(2)	(0.01)	(0.02)	(0.01)	(0.02)
Total Dividends and Distributions	(0.02)	(0.04)	(0.05)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$3.01	$3.04	$3.08	$3.05	$3.09	$3.09
Total Return*	(0.40)%	0.08%	2.67%	0.90%	2.18%	2.99%
Net Assets, End of Period (in thousands)	$1,592,958	$1,743,219	$2,123,511	$2,209,497	$2,022,283	$1,953,155
Average Net Assets for the Period (in thousands)	$1,667,075	$1,940,826	$2,130,299	$2,200,413	$1,915,783	$1,950,013
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.84%	0.84%	0.85%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.76%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.18%	1.27%	1.37%	1.49%	1.95%	2.16%
Portfolio Turnover Rate	38%	84%	78%	100%	93%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

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Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

22	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

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Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the

24	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real

Janus Investment Fund	25

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

26	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

Janus Investment Fund	27

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $6,118.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class A Shares paid CDSCs of $6,371 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $2,067.

28	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	84	1
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $54,273,083 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,566,089,410	$ 2,539,894	$(17,533,090)	$ (14,993,196)

Janus Investment Fund	29

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(4,481,749)	$(1,052,909)	$ (5,534,658)

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	14,905,793	$ 45,098,284	25,561,395	$ 78,010,815
Reinvested dividends and distributions	253,033	765,998	672,661	2,051,213
Shares repurchased	(16,545,493)	(50,044,543)	(30,902,120)	(94,238,842)
Net Increase/(Decrease)	(1,386,667)	$ (4,180,261)	(4,668,064)	$ (14,176,814)
Class C Shares:
Shares sold	3,768,648	$ 11,376,007	3,738,329	$ 11,390,161
Reinvested dividends and distributions	32,119	96,985	89,793	273,202
Shares repurchased	(3,206,183)	(9,687,489)	(8,315,194)	(25,340,198)
Net Increase/(Decrease)	594,584	$ 1,785,503	(4,487,072)	$ (13,676,835)
Class D Shares:
Shares sold	7,660,644	$ 23,222,686	11,220,935	$ 34,271,238
Reinvested dividends and distributions	392,479	1,187,992	927,715	2,831,865
Shares repurchased	(8,058,624)	(24,400,516)	(15,853,531)	(48,415,316)
Net Increase/(Decrease)	(5,501)	$ 10,162	(3,704,881)	$ (11,312,213)
Class I Shares:
Shares sold	66,084,873	$ 200,185,497	111,829,038	$ 341,557,057
Reinvested dividends and distributions	835,549	2,528,922	1,846,058	5,629,133
Shares repurchased	(49,411,028)	(149,468,078)	(93,964,522)	(286,504,643)
Net Increase/(Decrease)	17,509,394	$ 53,246,341	19,710,574	$ 60,681,547
Class N Shares:
Shares sold	617,250	$ 1,872,305	2,839,659	$ 8,676,888
Reinvested dividends and distributions	89,580	271,157	207,462	633,213
Shares repurchased	(1,249,821)	(3,782,158)	(2,040,052)	(6,222,278)
Net Increase/(Decrease)	(542,991)	$ (1,638,696)	1,007,069	$ 3,087,823
Class S Shares:
Shares sold	148,515	$ 448,352	181,586	$ 553,024
Reinvested dividends and distributions	4,964	14,989	12,608	38,383
Shares repurchased	(90,293)	(272,939)	(593,034)	(1,808,190)
Net Increase/(Decrease)	63,186	$ 190,402	(398,840)	$ (1,216,783)
Class T Shares:
Shares sold	56,402,015	$ 170,836,992	142,785,429	$ 436,167,132
Reinvested dividends and distributions	3,236,933	9,798,595	8,739,771	26,679,046
Shares repurchased	(104,005,971)	(314,954,166)	(268,753,768)	(820,517,952)
Net Increase/(Decrease)	(44,367,023)	$(134,318,579)	(117,228,568)	$(357,671,774)

30	DECEMBER 31, 2015

Janus Short-Term Bond Fund (unaudited)

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$519,761,850	$ 727,308,164	$ 445,043,121	$ 232,044,093

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

32	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

34	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36	DECEMBER 31, 2015

Janus Short-Term Bond Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	37

Janus Short-Term Bond Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

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Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Notes

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Notes

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108551				125-24-93030 02-16

SEMIANNUAL REPORT December 31, 2015

Perkins Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Large Cap Value Fund

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2015, Perkins Large Cap Value Fund’s Class I Shares returned
-1.91%, outperforming its benchmark, the Russell 1000 Value Index, which returned -3.23%.

Relative contributors to the Fund’s outperformance during the period included our stock selection in consumer staples and health care. Energy-related stocks were among the worst performers in the index, impacted later in the period when OPEC maintained its current strategy and did not cut its production target. While our energy stocks underperformed, our underweight position in the group was additive to relative returns. Our industrials and consumer discretionary holdings detracted, as did our underweight allocation to utilities.

MARKET ENVIRONMENT

A softer-than-expected global economy, particularly China and other emerging markets, led to continued U.S. dollar strength, commodity weakness, sharply lower oil prices and deteriorating credit markets during the period. Against this backdrop the United States saw decent employment gains which led to the Federal Reserve raising interest rates for the first time since 2006. Although large cap stocks held up better than their small- and mid-cap peers, these diverging macro trends and increased risk environment led to weakness in corporate earnings relative to expectations, and to weakness in equity stock prices.

CONTRIBUTORS

Alphabet Inc., the newly named holding company for Google, was the largest individual contributor during the period. The new CFO has quickly identified and eliminated expenses at the company. We expect more discipline on the cost front going forward and believe there remain sizable savings opportunities. Longer term, we believe that Alphabet is still very well positioned to post solid growth based on its dominant share in search, emerging strength in video and better expense management. As a result, we continue to hold a sizable position in the stock.

Microsoft shares performed well after the company delivered strong earnings results as revenue was better than expected, and its cloud-based products saw increased sales momentum. We viewed the results positively in light of the challenges the company faces in the consumer and PC end markets. While the company continues to invest in growth areas such as cloud-based applications, Microsoft also did a good job controlling costs as both gross and operating margins beat expectations. We maintained our position as we continue to like the large amount of highly-profitable and recurring revenue as well as what we believe to be a fortress-like balance sheet.

Chubb Corp. outperformed during the period due to the July announcement that the company was being acquired by Ace Ltd. for $28 billion, which was a 30% premium to the current stock price. We continue to hold the position as we view the combined company to be a best of breed insurer.

DETRACTORS

The largest individual detractor was Anadarko Petroleum Corp., an independent oil and gas exploration and production (E&P) company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares declined as crude oil prices touched new lows. This decline was exacerbated when the company announced that they made a failed bid to acquire E&P competitor Apache Corporation in November. The macroeconomic environment remains challenging for oil and gas producers but we continue to hold Anadarko shares as we believe the company has a tier 1 asset base, strong execution track record and balance sheet that will help it endure the low commodity price environment.

Janus Investment Fund	1

Perkins Large Cap Value Fund (unaudited)

Media and entertainment company Time Warner, Inc. was also a detractor during the period. Shares for many media companies traded lower in the second half of the year given concerns about cord cutting as well as advertising dollars moving away from traditional broadcast mediums to internet platforms. We continue to like the collection of broadcasting assets at Time Warner with such valuable franchises as HBO and believe a material amount of the advertising and cord cutting risk is reflected in the share price. As a result, we continue to hold a position in Time Warner.

Tyco International, one of the largest suppliers of commercial-grade fire and security products and services, also detracted. The company was negatively impacted by weakness in its international and oil and gas segments. However, we are still bullish on the company long term as its positioning within the commercial construction segment is very strong in addition to its large portion of recurring revenue in its fire and security unit. Given Tyco’s tax advantaged domicile, we could see the company as an attractive acquisition target for a suitor looking to expand in the growing market for building automation and efficiency. We continue to hold a position in Tyco.

OUTLOOK AND POSITIONING

The Russell 1000® Value Index posted its worst calendar year performance since 2008 as it declined 3.8% and several other broader market indices were down similar amounts. The S&P 500® Index was up slightly over 1% reflecting the strength of some large-cap growth stocks. The reasons for this broad weakness are many, of course, but a few big picture observations are worth noting: 1) After many years of strong growth, corporate profits have stalled with S&P 500® Index earnings in 2015 roughly flat as compared to 2014; 2) A remarkable period of falling and generally low interest rates may be ending (or changing), at least at the front end of the yield curve following the Federal Reserve’s (Fed) first hike in interest rates since 2006; 3) At roughly 18x 2015 estimated earnings per share, the S&P 500® Index is stretched from a valuation standpoint; and 4) Credit markets, particularly in high yield, have become choppy and have led to higher financing costs for a host of companies and industries. After many years of gains, the stock market has become riskier for market participants.

While many investors remain complacent with their portfolios, and in so doing take on risk which may come to hurt later, we suggest a different approach. The investment team at Perkins is especially focused on the relationship between earnings and valuation. We know in theory that the combination of missed earnings expectations and high starting valuations can result in substantial losses, and more recently we’ve seen countless examples of this dynamic unfolding in the market. As a result, we favor companies which we believe have durable competitive advantages selling into growing and/or stable end markets and which have managements actively pursuing “self-help” strategies such as cost containment. These companies are likely to have higher earnings on a two- to three-year timeframe, and thus have good appreciation potential. Paying reasonable, but not exorbitant, valuations for these stocks is an attractive opportunity in an otherwise challenging market environment. The volatility experienced in the third and fourth quarters would seem to remain for the broader market heading into 2016 given continued concerns about economic growth – both globally and domestically, the fallout from the commodity price collapse, the possibility of miscommunication on the part of the Fed and increasing geopolitical risk. Our core focus on what we believe to be high-quality companies with less downside price risk becomes paramount in this type of environment. Additionally we look forward to volatility providing opportunities to purchase high-quality franchises at unusually attractive valuations.

Thank you for your investment with us in the Perkins Large Cap Value Fund.

2	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2015

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class A	0.60%	Anadarko Petroleum Corp.	-0.64%
	Microsoft Corp.	0.44%	Time Warner, Inc.	-0.38%
	Chubb Corp.	0.36%	Tyco International PLC	-0.27%
	PPL Corp.	0.28%	Novartis AG (ADR)	-0.25%
	General Electric Co.	0.24%	CSX Corp.	-0.24%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.83%	13.64%	6.82%
	Energy	0.76%	7.70%	13.17%
	Health Care	0.29%	18.36%	11.81%
	Information Technology	0.26%	9.06%	11.28%
	Materials	0.24%	0.00%	2.79%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	-0.44%	9.74%	10.17%
	Utilities	-0.22%	1.75%	6.01%
	Consumer Discretionary	-0.13%	5.52%	5.32%
	Telecommunication Services	-0.08%	3.48%	2.46%
	Financials	0.01%	25.32%	30.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Procter & Gamble Co.
Household Products	3.6%
American International Group, Inc.
Insurance	3.2%
Johnson & Johnson
Pharmaceuticals	3.1%
Verizon Communications, Inc.
Diversified Telecommunication Services	2.7%
Oracle Corp.
Software	2.6%
15.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.1%
Repurchase Agreements	4.8%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

4	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015					per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.95%	-3.56%	8.78%	11.39%	0.95%	0.92%
Class A Shares at MOP	-7.61%	-9.09%	7.50%	10.45%
Class C Shares at NAV	-1.98%	-3.91%	8.06%	10.62%	1.72%	1.69%
Class C Shares at CDSC	-2.92%	-4.83%	8.06%	10.62%
Class D Shares(1)	-1.88%	-3.38%	8.96%	11.37%	0.80%	0.76%
Class I Shares	-1.91%	-3.41%	9.09%	11.70%	0.71%	0.68%
Class N Shares	-1.85%	-3.29%	9.09%	11.70%	0.64%	0.62%
Class S Shares	-1.88%	-3.55%	8.69%	11.26%	1.13%	1.11%
Class T Shares	-1.93%	-3.49%	8.87%	11.40%	0.89%	0.87%
Russell 1000® Value Index	-3.23%	-3.83%	11.27%	13.04%
Morningstar Quartile - Class I Shares	-	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Value Funds	-	636/1,435	846/1,227	795/1,195

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Perkins Large Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

6	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$980.50	$4.73	$1,000.00	$1,020.36	$4.82	0.95%
Class C Shares	$1,000.00	$980.20	$8.71	$1,000.00	$1,016.34	$8.87	1.75%
Class D Shares	$1,000.00	$981.20	$3.78	$1,000.00	$1,021.32	$3.86	0.76%
Class I Shares	$1,000.00	$980.90	$3.59	$1,000.00	$1,021.52	$3.66	0.72%
Class N Shares	$1,000.00	$981.50	$3.09	$1,000.00	$1,022.02	$3.15	0.62%
Class S Shares	$1,000.00	$981.20	$3.64	$1,000.00	$1,021.47	$3.71	0.73%
Class T Shares	$1,000.00	$980.70	$4.13	$1,000.00	$1,020.96	$4.22	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 1.9%
Honeywell International, Inc.	13,646	$1,413,316
United Technologies Corp.	16,700	1,604,369
		3,017,685
Beverages – 3.2%
Coca-Cola Enterprises, Inc.	36,437	1,794,158
PepsiCo, Inc.	31,656	3,163,067
		4,957,225
Biotechnology – 0.7%
Baxalta, Inc.	26,841	1,047,604
Capital Markets – 1.3%
Invesco, Ltd.	28,768	963,153
State Street Corp.	15,886	1,054,195
		2,017,348
Commercial Banks – 13.3%
CIT Group, Inc.	46,724	1,854,943
Citigroup, Inc.	59,887	3,099,152
Fifth Third Bancorp	168,937	3,395,634
JPMorgan Chase & Co.	36,971	2,441,195
PNC Financial Services Group, Inc.	26,845	2,558,597
US Bancorp	86,036	3,671,156
Wells Fargo & Co.	66,795	3,630,976
		20,651,653
Commercial Services & Supplies – 2.5%
Republic Services, Inc.	37,321	1,641,751
Tyco International PLC	71,573	2,282,463
		3,924,214
Communications Equipment – 1.9%
Cisco Systems, Inc.	67,656	1,837,199
QUALCOMM, Inc.	21,517	1,075,527
		2,912,726
Consumer Finance – 1.4%
American Express Co.	17,399	1,210,100
Discover Financial Services	18,348	983,820
		2,193,920
Diversified Financial Services – 2.6%
Berkshire Hathaway, Inc. - Class B*	30,400	4,014,016
Diversified Telecommunication Services – 2.7%
Verizon Communications, Inc.	90,284	4,172,926
Electric Utilities – 2.0%
PPL Corp.	92,649	3,162,110
Electrical Equipment – 0.9%
Emerson Electric Co.	29,984	1,434,135
Energy Equipment & Services – 1.1%
Schlumberger, Ltd. (U.S. Shares)	24,680	1,721,430
Food & Staples Retailing – 3.6%
CVS Health Corp.	18,643	1,822,726
Sysco Corp.	42,300	1,734,300
Wal-Mart Stores, Inc.	33,695	2,065,503
		5,622,529
Food Products – 2.2%
General Mills, Inc.	30,426	1,754,363
Mead Johnson Nutrition Co.	21,768	1,718,584
		3,472,947
Health Care Equipment & Supplies – 0.8%
Stryker Corp.	12,756	1,185,543
Health Care Providers & Services – 2.4%
Laboratory Corp. of America Holdings*	19,180	2,371,415
McKesson Corp.	6,957	1,372,129
		3,743,544

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Products – 3.6%
Procter & Gamble Co.	69,928	$5,552,981
Industrial Conglomerates – 1.6%
General Electric Co.	77,372	2,410,138
Information Technology Services – 0.6%
Accenture PLC - Class A (U.S. Shares)	8,908	930,886
Insurance – 6.6%
Allstate Corp.	14,410	894,717
American International Group, Inc.	81,411	5,045,040
Chubb Corp.	15,519	2,058,440
Marsh & McLennan Cos., Inc.	40,756	2,259,920
		10,258,117
Internet Software & Services – 2.1%
Alphabet, Inc. - Class A*	4,136	3,217,849
Life Sciences Tools & Services – 2.1%
Agilent Technologies, Inc.	54,921	2,296,247
Thermo Fisher Scientific, Inc.	7,347	1,042,172
		3,338,419
Media – 4.6%
CBS Corp. - Class B	35,015	1,650,257
Comcast Corp. - Class A	11,994	676,821
Omnicom Group, Inc.	32,765	2,479,000
Time Warner, Inc.	30,080	1,945,274
Walt Disney Co.	3,107	326,484
		7,077,836
Multiline Retail – 0.7%
Target Corp.	15,516	1,126,617
Oil, Gas & Consumable Fuels – 6.4%
Anadarko Petroleum Corp.	38,022	1,847,109
Cimarex Energy Co.	18,578	1,660,502
Enterprise Products Partners LP	77,011	1,969,941
Occidental Petroleum Corp.	45,520	3,077,607
Royal Dutch Shell PLC (ADR)	30,225	1,384,003
		9,939,162
Personal Products – 1.1%
Unilever PLC (ADR)	41,389	1,784,694
Pharmaceuticals – 9.5%
Johnson & Johnson	47,405	4,869,442
Merck & Co., Inc.	75,945	4,011,415
Novartis AG (ADR)	31,004	2,667,584
Pfizer, Inc.	99,995	3,227,839
		14,776,280
Real Estate Investment Trusts (REITs) – 2.3%
AvalonBay Communities, Inc.	7,435	1,369,007
Weyerhaeuser Co.	74,480	2,232,910
		3,601,917
Road & Rail – 2.5%
CSX Corp.	81,720	2,120,634
Union Pacific Corp.	22,131	1,730,644
		3,851,278
Semiconductor & Semiconductor Equipment – 0.5%
Analog Devices, Inc.	14,522	803,357
Software – 4.8%
Microsoft Corp.	59,372	3,293,959
Oracle Corp.	112,761	4,119,159
		7,413,118
Wireless Telecommunication Services – 1.6%
Vodafone Group PLC (ADR)	78,318	2,526,539
Total Common Stocks (cost $124,996,864)		147,860,743

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Repurchase Agreements – 4.8%
Undivided interest of 7.8% in a joint repurchase agreement (principal amount $96,200,000 with a maturity value of $96,202,672) with ING Financial Markets LLC, 0.2500%, dated 12/31/15, maturing 1/4/16 to be repurchased at $7,500,208 collateralized by $98,455,000 in U.S. Treasuries 0.7500% - 2.5000%, 12/31/17 - 2/15/45 with a value of $98,128,087 (cost $7,500,000)	$7,500,000	$7,500,000
Total Investments (total cost $132,496,864) – 99.9%		155,360,743
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		162,240
Net Assets – 100%		$155,522,983

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$146,997,923	94.6%
United Kingdom	5,695,236	3.7
Switzerland	2,667,584	1.7

Total	$155,360,743	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 147,860,743	$ -	$ -
Repurchase Agreements	-	7,500,000	-
Total Assets	$ 147,860,743	$ 7,500,000	$ -

Janus Investment Fund	11

Perkins Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$132,496,864
Unaffiliated investments, at value	$147,860,743
Repurchase agreements, at value	7,500,000
Non-interested Trustees' deferred compensation	3,148
Receivables:
Dividends	344,041
Fund shares sold	15,154
Interest	52
Other assets	1,630
Total Assets	155,724,768
Liabilities:
Due to custodian	23,607
Payables:	—
Advisory fees	72,999
Fund shares repurchased	53,934
Professional fees	16,857
Transfer agent fees and expenses	15,499
12b-1 Distribution and shareholder servicing fees	3,195
Non-interested Trustees' deferred compensation fees	3,148
Fund administration fees	1,385
Non-interested Trustees' fees and expenses	919
Custodian fees	406
Accrued expenses and other payables	9,836
Total Liabilities	201,785
Net Assets	$155,522,983

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$129,873,267
Undistributed net investment income/(loss)	(16,123)
Undistributed net realized gain/(loss) from investments	2,801,959
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	22,863,880
Total Net Assets	$155,522,983
Net Assets - Class A Shares	$3,494,719
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	232,437
Net Asset Value Per Share(2)	$15.04
Maximum Offering Price Per Share(3)	$15.96
Net Assets - Class C Shares	$2,587,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174,154
Net Asset Value Per Share(2)	$14.86
Net Assets - Class D Shares	$35,371,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,367,475
Net Asset Value Per Share	$14.94
Net Assets - Class I Shares	$37,561,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,505,072
Net Asset Value Per Share	$14.99
Net Assets - Class N Shares	$72,851,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,866,439
Net Asset Value Per Share	$14.97
Net Assets - Class S Shares	$253,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,730
Net Asset Value Per Share	$15.14
Net Assets - Class T Shares	$3,403,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228,081
Net Asset Value Per Share	$14.92

(1) Includes cost of repurchase agreements of $7,500,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Large Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$1,784,944
Interest	3,151
Foreign tax withheld	(12,685)
Total Investment Income	1,775,410
Expenses:
Advisory fees	415,409
12b-1Distribution and shareholder servicing fees:
Class A Shares	4,740
Class C Shares	13,301
Class S Shares	326
Transfer agent administrative fees and expenses:
Class D Shares	22,680
Class S Shares	326
Class T Shares	4,572
Transfer agent networking and omnibus fees:
Class A Shares	1,144
Class C Shares	1,450
Class I Shares	17,728
Other transfer agent fees and expenses:
Class A Shares	157
Class C Shares	133
Class D Shares	2,853
Class I Shares	640
Class N Shares	362
Class T Shares	35
Registration fees	48,541
Professional fees	20,915
Shareholder reports expense	10,765
Fund administration fees	7,835
Custodian fees	2,092
Non-interested Trustees’ fees and expenses	1,662
Other expenses	8,050
Total Expenses	585,716
Less: Excess Expense Reimbursement	(10,475)
Net Expenses	575,241
Net Investment Income/(Loss)	1,200,169
Net Realized Gain/(Loss) on Investments:
Investments	5,108,465
Total Net Realized Gain/(Loss) on Investments	5,108,465
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(9,510,393)
Total Change in Unrealized Net Appreciation/Depreciation	(9,510,393)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,201,759)

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$1,200,169	$2,366,012
Net realized gain/(loss) on investments	5,108,465	7,092,575
Change in unrealized net appreciation/depreciation	(9,510,393)	(6,803,322)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,201,759)	2,655,265
Dividends and Distributions to Shareholders:
Class A Shares	(46,038)	(49,371)
Class C Shares	(22,466)	(22,347)
Class D Shares	(533,313)	(542,195)
Class I Shares	(573,501)	(660,473)
Class N Shares	(1,210,834)	(1,271,878)
Class S Shares	(3,400)	(3,205)
Class T Shares	(47,887)	(52,796)
Total Dividends from Net Investment Income	(2,437,439)	(2,602,265)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(131,493)	(184,022)
Class C Shares	(90,603)	(176,155)
Class D Shares	(1,318,193)	(2,050,146)
Class I Shares	(1,394,504)	(2,224,495)
Class N Shares	(2,720,708)	(4,205,651)
Class S Shares	(9,329)	(13,057)
Class T Shares	(127,544)	(208,456)
Total Distributions from Net Realized Gain from Investment Transactions	(5,792,374)	(9,061,982)
Net Decrease from Dividends and Distributions to Shareholders	(8,229,813)	(11,664,247)
Capital Share Transactions:
Class A Shares	(194,949)	509,661
Class C Shares	(159,522)	(200,185)
Class D Shares	(318,923)	(1,679,579)
Class I Shares	(447,163)	(5,021,075)
Class N Shares	(779,873)	35,172,169
Class S Shares	12,736	20,262
Class T Shares	(154,425)	(115,227)
Net Increase/(Decrease) from Capital Share Transactions	(2,042,119)	28,686,026
Net Increase/(Decrease) in Net Assets	(13,473,691)	19,677,044
Net Assets:
Beginning of period	168,996,674	149,319,630
End of period	$155,522,983	$168,996,674

Undistributed Net Investment Income/(Loss)	$(16,123)	$1,221,147

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Large Cap Value Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$16.16	$16.90	$15.62		$13.44	$14.21	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.21(1)	0.28(1)		0.15	0.12	0.13
Net realized and unrealized gain/(loss)	(0.42)	0.18	2.64		2.48	(0.07)	2.87
Total from Investment Operations	(0.32)	0.39	2.92		2.63	0.05	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.24)	(0.15)		(0.18)	(0.14)	(0.03)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)		(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.80)	(1.13)	(1.64)		(0.45)	(0.82)	(0.35)
Net Asset Value, End of Period	$15.04	$16.16	$16.90		$15.62	$13.44	$14.21
Total Return*	(1.95)%	2.14%	19.70%		19.96%	0.75%	26.21%
Net Assets, End of Period (in thousands)	$3,495	$3,952	$3,603		$3,390	$2,977	$2,265
Average Net Assets for the Period (in thousands)	$3,714	$3,806	$3,600		$3,182	$2,598	$1,237
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.90%		1.15%	1.13%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.93%	0.81%		1.14%	1.13%	1.18%
Ratio of Net Investment Income/(Loss)	1.24%	1.25%	1.71%		1.05%	1.16%	1.40%
Portfolio Turnover Rate	11%	39%	34%		45%	52%	43%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.99	$16.67	$15.44	$13.28	$14.00	$11.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.15(1)	0.16(1)	0.06	0.04	0.05
Net realized and unrealized gain/(loss)	(0.42)	0.17	2.62	2.44	(0.08)	2.82
Total from Investment Operations	(0.39)	0.32	2.78	2.50	(0.04)	2.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.11)	(0.06)	(0.07)	—(2)	(0.03)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.74)	(1.00)	(1.55)	(0.34)	(0.68)	(0.35)
Net Asset Value, End of Period	$14.86	$15.99	$16.67	$15.44	$13.28	$14.00
Total Return*	(1.98)%	1.80%	18.92%	19.08%	0.01%	25.21%
Net Assets, End of Period (in thousands)	$2,587	$2,925	$3,252	$3,014	$2,629	$2,797
Average Net Assets for the Period (in thousands)	$2,622	$3,243	$3,249	$2,740	$2,157	$2,070
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.29%	1.57%	1.80%	1.92%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.27%	1.55%	1.80%	1.92%	1.96%
Ratio of Net Investment Income/(Loss)	0.43%	0.89%	0.98%	0.38%	0.34%	0.31%
Portfolio Turnover Rate	11%	39%	34%	45%	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.08	$16.79	$15.57	$13.39	$14.15	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.23(1)	0.28(1)	0.18	0.17	0.18
Net realized and unrealized gain/(loss)	(0.42)	0.19	2.64	2.48	(0.09)	2.85
Total from Investment Operations	(0.31)	0.42	2.92	2.66	0.08	3.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.24)	(0.21)	(0.21)	(0.16)	(0.14)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.83)	(1.13)	(1.70)	(0.48)	(0.84)	(0.46)
Net Asset Value, End of Period	$14.94	$16.08	$16.79	$15.57	$13.39	$14.15
Total Return*	(1.88)%	2.32%	19.77%	20.25%	0.96%	26.41%
Net Assets, End of Period (in thousands)	$35,372	$38,280	$41,764	$32,031	$17,997	$15,001
Average Net Assets for the Period (in thousands)	$37,013	$40,418	$36,849	$24,538	$16,727	$7,705
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.83%	0.84%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.76%	0.80%	0.84%	0.95%	0.92%
Ratio of Net Investment Income/(Loss)	1.43%	1.41%	1.74%	1.36%	1.33%	1.26%
Portfolio Turnover Rate	11%	39%	34%	45%	52%	43%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.14	$16.86	$15.62	$13.42	$14.17	$11.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.25(1)	0.31(1)	0.31	0.35	0.19
Net realized and unrealized gain/(loss)	(0.44)	0.18	2.65	2.37	(0.25)	2.85
Total from Investment Operations	(0.32)	0.43	2.96	2.68	0.10	3.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.26)	(0.23)	(0.21)	(0.17)	(0.13)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.83)	(1.15)	(1.72)	(0.48)	(0.85)	(0.45)
Net Asset Value, End of Period	$14.99	$16.14	$16.86	$15.62	$13.42	$14.17
Total Return*	(1.91)%	2.42%	19.98%	20.43%	1.13%	26.57%
Net Assets, End of Period (in thousands)	$37,562	$40,779	$47,672	$40,943	$47,846	$112,360
Average Net Assets for the Period (in thousands)	$38,587	$43,597	$44,830	$43,013	$106,448	$91,088
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.64%	0.71%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.68%	0.62%	0.71%	0.77%	0.84%
Ratio of Net Investment Income/(Loss)	1.47%	1.48%	1.91%	1.47%	1.53%	1.45%
Portfolio Turnover Rate	11%	39%	34%	45%	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Large Cap Value Fund (unaudited)

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$16.13	$16.85	$15.61	$13.43	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.26(2)	0.31(2)	0.16	—(3)
Net realized and unrealized gain/(loss)	(0.43)	0.18	2.65	2.53	0.52
Total from Investment Operations	(0.31)	0.44	2.96	2.69	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.27)	(0.23)	(0.24)	—
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	—
Total Dividends and Distributions	(0.85)	(1.16)	(1.72)	(0.51)	—
Net Asset Value, End of Period	$14.97	$16.13	$16.85	$15.61	$13.43
Total Return*	(1.85)%	2.46%	19.98%	20.45%	4.03%
Net Assets, End of Period (in thousands)	$72,851	$78,999	$48,684	$49,186	$66,766
Average Net Assets for the Period (in thousands)	$75,709	$65,449	$46,719	$69,975	$48,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.64%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	1.56%	1.55%	1.88%	1.52%	0.66%
Portfolio Turnover Rate	11%	39%	34%	45%	52%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.26	$17.01	$15.62	$13.41	$14.15	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.18(2)	0.22(2)	0.27	0.14	0.14
Net realized and unrealized gain/(loss)	(0.44)	0.18	2.71	2.34	(0.10)	2.84
Total from Investment Operations	(0.32)	0.36	2.93	2.61	0.04	2.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.05)	(0.13)	(0.10)	(0.07)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.80)	(1.11)	(1.54)	(0.40)	(0.78)	(0.39)
Net Asset Value, End of Period	$15.14	$16.26	$17.01	$15.62	$13.41	$14.15
Total Return*	(1.88)%	1.95%	19.68%	19.84%	0.67%	26.01%
Net Assets, End of Period (in thousands)	$253	$258	$249	$480	$680	$685
Average Net Assets for the Period (in thousands)	$255	$255	$327	$508	$656	$685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.15%	1.19%	1.25%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	1.11%	0.98%	1.19%	1.19%	1.34%
Ratio of Net Investment Income/(Loss)	1.46%	1.06%	1.32%	0.98%	1.08%	0.97%
Portfolio Turnover Rate	11%	39%	34%	45%	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.05	$16.77	$15.55	$13.37	$14.13	$11.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.22(1)	0.27(1)	0.17	0.16	0.17
Net realized and unrealized gain/(loss)	(0.43)	0.18	2.63	2.48	(0.10)	2.85
Total from Investment Operations	(0.32)	0.40	2.90	2.65	0.06	3.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.19)	(0.20)	(0.14)	(0.13)
Distributions (from capital gains)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)	(0.32)
Total Dividends and Distributions	(0.81)	(1.12)	(1.68)	(0.47)	(0.82)	(0.45)
Net Asset Value, End of Period	$14.92	$16.05	$16.77	$15.55	$13.37	$14.13
Total Return*	(1.93)%	2.20%	19.67%	20.21%	0.84%	26.37%
Net Assets, End of Period (in thousands)	$3,403	$3,804	$4,094	$3,055	$2,262	$2,211
Average Net Assets for the Period (in thousands)	$3,582	$4,050	$3,400	$2,531	$2,236	$1,402
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.89%	0.89%	0.94%	1.00%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.86%	0.86%	0.94%	1.00%	1.05%
Ratio of Net Investment Income/(Loss)	1.35%	1.31%	1.68%	1.25%	1.27%	1.16%
Portfolio Turnover Rate	11%	39%	34%	45%	52%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

20	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	21

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

22	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	23

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$ 7,500,000	$ -	$ (7,500,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the

24	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2015, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	25

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain

26	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $137.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $23.

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	97	45
Class S Shares	98	-*
Class T Shares	-	-
* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund	27

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 132,366,417	$ 27,950,182	$ (4,955,856)	$ 22,994,326

28	DECEMBER 31, 2015

Perkins Large Cap Value Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	4,212	$ 67,149	61,055	$ 1,010,625
Reinvested dividends and distributions	9,491	140,562	11,007	182,281
Shares repurchased	(25,744)	(402,660)	(40,710)	(683,245)
Net Increase/(Decrease)	(12,041)	$ (194,949)	31,352	$ 509,661
Class C Shares:
Shares sold	25,817	$ 393,275	40,476	$ 665,788
Reinvested dividends and distributions	6,250	91,503	10,498	171,850
Shares repurchased	(40,793)	(644,300)	(63,231)	(1,037,823)
Net Increase/(Decrease)	(8,726)	$ (159,522)	(12,257)	$ (200,185)
Class D Shares:
Shares sold	127,045	$1,995,066	483,891	$ 7,990,442
Reinvested dividends and distributions	124,658	1,834,971	156,038	2,568,390
Shares repurchased	(264,186)	(4,148,960)	(746,874)	(12,238,411)
Net Increase/(Decrease)	(12,483)	$ (318,923)	(106,945)	$ (1,679,579)
Class I Shares:
Shares sold	4,662	$ 71,624	28,982	$ 482,658
Reinvested dividends and distributions	130,787	1,931,726	164,872	2,723,685
Shares repurchased	(156,984)	(2,450,513)	(494,088)	(8,227,418)
Net Increase/(Decrease)	(21,535)	$ (447,163)	(300,234)	$ (5,021,075)
Class N Shares:
Shares sold	65,997	$1,036,183	2,153,122	$37,604,665
Reinvested dividends and distributions	266,545	3,931,542	332,173	5,477,529
Shares repurchased	(364,548)	(5,747,598)	(476,545)	(7,910,025)
Net Increase/(Decrease)	(32,006)	$ (779,873)	2,008,750	$35,172,169
Class S Shares:
Shares sold	-	$ 7	237	$ 4,000
Reinvested dividends and distributions	853	12,729	975	16,262
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	853	$ 12,736	1,212	$ 20,262
Class T Shares:
Shares sold	14,818	$ 234,374	57,453	$ 940,616
Reinvested dividends and distributions	11,595	170,449	15,766	259,198
Shares repurchased	(35,303)	(559,248)	(80,356)	(1,315,041)
Net Increase/(Decrease)	(8,890)	$ (154,425)	(7,137)	$ (115,227)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$17,325,363	$ 23,936,928	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Perkins Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

30	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	31

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

32	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	35

Perkins Large Cap Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	37

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

38	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	39

Perkins Large Cap Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

40	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	41

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2015

Perkins Large Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108554				125-24-93031 02-16

SEMIANNUAL REPORT December 31, 2015

Perkins Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Mid Cap Value Fund

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2015, Perkins Mid Cap Value Fund’s Class T Shares returned
-2.39%, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -5.17%.

The Fund’s outperformance during the period was led by stock selection and an overweight position in consumer staples, where we’ve preferred companies with large domestic footprints that are less impacted by the strengthening U.S. dollar. Energy-related stocks were among the worst performers in the index, impacted later in the period when OPEC maintained its current strategy and did not cut its production target. While our energy stocks underperformed, our underweight position in the group was additive to relative returns. Relative detractors included our stock selection in financials and information technology.

MARKET ENVIRONMENT

The Russell Midcap Value Index posted its worst calendar year since 2008. The reasons for the market weakness are many and include: commodity weakness, deterioration in credit markets, and a change in interest rate policy. Volatility, which had been dormant in the mid-cap space for some time, appeared at elevated levels in the second half of the year. Given this backdrop, some of the more defensive-oriented sectors like consumer staples and utilities were up, while more cyclical areas including energy, materials, and industrials were down sharply.

CONTRIBUTORS

The largest individual contributor to performance was Casey’s General Stores. Casey’s operates gas stations and convenience stores throughout small towns in the Midwest, and is expanding into the Southeast. The steep decline in crude oil, and ultimately gasoline prices, were a significant reason for the stocks strong performance this year. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy, evidenced by strong same-store sales of grocery items and prepared foods during the year. While we did trim some of our holdings on price strength, Casey’s remains our largest holding in the Fund.

Another leading contributor was BWX Technologies Inc., which is the sole source manufacturer and supplier of nuclear reactors and nuclear fuel components for the U.S. Navy’s submarine and air craft carrier fleet. Following the recent spin-off of its more volatile boiler manufacturing operations, the company is now a pure play defense/government contractor with a highly predictable, stable business. This proved to be a very attractive feature to investors during the year as the volatility in the industrial economy increased the company’s appeal given a lack of exposure to oil and gas, mining, or other weak end markets. Additionally, we think the spin-off of the boiler business highlights the unique value of the business which might prove attractive to a larger defense contractor. We have trimmed some of the position given the strength in the price but view the name as a long term, core holding.

Dr. Pepper Snapple Group also contributed. The company is a manufacturer and distributor of beverages such as Dr. Pepper, 7Up, Mott’s, Nantucket Nectar, Yoo-hoo and Clamato, and derives over 90% of its revenue domestically. With minimal exposure to the recent strengthening of the U.S. dollar and good operational performance evidenced by positive volume and pricing trends, the stock was up more than its soft drink competitors. Dr. Pepper Snapple retains a strong balance sheet, a healthy dividend yield of 2.1%, and generates strong free cash flow. We maintain a position as we continue to like the long-term prospects for the company.

Janus Investment Fund	1

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

DETRACTORS

The largest detractor was Anadarko Petroleum Corporation, a global independent oil and gas exploration and production company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares traded down to year-to-date lows in the fourth quarter of 2015 as crude oil prices reached multi-year lows and weighed on the outlook for energy companies. Anadarko Petroleum’s shares also traded lower in the back half of the year after it was announced that they made a failed bid to acquire Apache Corporation in November. The macro environment remains challenging for oil and gas producers but we continue to hold Anadarko shares as we believe the company has tier 1 asset base, strong execution track record and solid balance sheet that will help it endure the industry-wide downturn driven by low commodity prices.

Another detractor was Western Gas Partners LP, a Texas-based Master Limited Partnership (MLP) formed by Anadarko Petroleum Corporation in 2007 to own and operate midstream oil and natural gas assets. The shares were negatively affected by the broad based sell off across the energy and in particular, the MLP sector on concerns of tightening capital market access. There were also growing concerns the Western Gas management team would have to lower its annual distribution growth forecast given the declining natural gas and crude oil pricing environment. We believe that Western Gas Partners’ fee-based business model will drive solid distribution growth with the support of its sponsor, Anadarko Petroleum and that the current share price implies an overly pessimistic downside case.

FMC Corporation, a diversified chemical company operating three divisions, also detracted. They are the seventh largest provider of crop protection chemicals via their Ag Solutions division, one of the largest producers of niche nutritional ingredients to the food and personal care markets in their health and nutrition division, and one of the largest global producers of lithium. The stock underperformed as it faced significant headwinds in its agriculture division. The continued global price decline in crop prices kept farmers very cautious on spending and that depressed the sales of their herbicides, fungicide and insecticides products. Additionally, the company has significant sales in Latin America, where economic problems in Brazil had a disproportionate impact on their results. While it was a difficult period for the stock, we continue to believe the company is a unique asset in a consolidating space and is undervalued. Thus, we continue to hold a position in the name.

OUTLOOK AND POSITIONING

The Russell Midcap Value Index posted its worst calendar year performance since 2008 while the larger end of the market, as represented by the S&P 500® Index, managed to close slightly up on the year. The reasons for this weakness are many, of course, but a few big picture observations are worth noting: 1) At roughly 18x 2015 estimated earnings per share, the S&P 500 Index is stretched from a valuation standpoint; 2) After many years of strong growth, corporate profits have stalled with S&P 500 Index earnings in 2015 roughly flat as compared to 2014; 3) A remarkable period of falling and generally low interest rates may be ending (or changing), at least at the front end of the yield curve following the Federal Reserve’s (Fed) first hike in interest rates since 2006; and 4) Credit markets, particularly in high yield, have become choppy and have led to higher financing costs for a host of companies and industries. After many years of gains, the stock market has become riskier for market participants.

While many investors remain complacent with their portfolios, and in so doing take on risk which may come to hurt later, we suggest a different approach. The investment team at Perkins is especially focused on the relationship between earnings and valuation. We know in theory that the combination of missed earnings expectations and high starting valuations can result in substantial losses, and more recently we’ve seen countless examples of this dynamic unfolding in the market. As a result, we favor companies which we believe have durable competitive advantages selling into growing and/or stable end markets and which have managements actively pursuing “self-help” strategies such as cost containment. These companies are likely to have higher earnings on a two- to three-year timeframe, and thus may be worth more. Paying reasonable, but not exorbitant, valuations for these stocks is an attractive opportunity in an otherwise challenging market environment. The volatility experienced in the second half of the year would seem to remain for the broader market heading into 2016 given continued concerns about economic growth – both globally and domestically, the fallout from the commodity price collapse, the possibility of miscommunication on the part of the Fed, reduced market liquidity and increasing geopolitical risk. Our core focus on what we believe to be high-quality companies with less downside price risk becomes paramount in this type of environment.

2	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Additionally we look forward to volatility providing opportunities to purchase high-quality franchises at unusually attractive valuations.

Thank you for your investment in Perkins Mid Cap Value Fund.

Janus Investment Fund	3

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2015

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	0.75%	Anadarko Petroleum Corp.	-0.50%
	BWX Technologies, Inc.	0.50%	Western Gas Partners LP	-0.43%
	Dr Pepper Snapple Group, Inc.	0.46%	FMC Corp.	-0.39%
	Waste Connections, Inc.	0.39%	Kennametal, Inc.	-0.38%
	Equity Lifestyle Properties, Inc.	0.37%	Macy's, Inc.	-0.35%

	5 Top Performers - Sectors*
			Fund Weighting	Russell Midcap® Value
		Fund Contribution	(Average % of Equity)	Index Weighting
	Consumer Staples	2.10%	10.84%	3.86%
	Energy	0.84%	6.50%	9.28%
	Health Care	0.71%	6.88%	6.29%
	Industrials	0.59%	13.97%	9.75%
	Materials	0.54%	2.94%	6.20%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell Midcap® Value
		Fund Contribution	(Average % of Equity)	Index Weighting
	Financials	-0.82%	31.24%	33.63%
	Information Technology	-0.65%	10.86%	9.61%
	Consumer Discretionary	-0.53%	4.50%	8.39%
	Telecommunication Services	0.01%	0.00%	1.56%
	Utilities	0.17%	7.41%	11.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Casey's General Stores, Inc.
Food & Staples Retailing	3.0%
Citizens Financial Group, Inc.
Commercial Banks	2.9%
Alliant Energy Corp.
Multi-Utilities	2.7%
Torchmark Corp.
Insurance	2.7%
Waste Connections, Inc.
Commercial Services & Supplies	2.5%
13.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Repurchase Agreements	3.2%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

Janus Investment Fund	5

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015						per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	-2.55%	-4.00%	7.05%	6.49%	11.16%	0.84%
Class A Shares at MOP(1)	-8.14%	-9.51%	5.79%	5.86%	10.78%
Class C Shares at NAV(1)	-2.67%	-4.48%	6.32%	5.74%	10.44%	1.54%
Class C Shares at CDSC(1)	-3.45%	-5.24%	6.32%	5.74%	10.44%
Class D Shares(1)	-2.37%	-3.74%	7.36%	6.75%	11.36%	0.58%
Class I Shares(1)	-2.35%	-3.72%	7.38%	6.70%	11.32%	0.57%
Class L Shares(1)	-2.41%	-3.81%	7.36%	6.84%	11.46%	0.69%
Class N Shares(1)	-2.31%	-3.58%	7.26%	6.70%	11.32%	0.43%
Class R Shares(1)	-2.66%	-4.31%	6.72%	6.13%	10.83%	1.19%
Class S Shares(1)	-2.54%	-4.09%	6.99%	6.39%	11.06%	0.94%
Class T Shares(1)	-2.39%	-3.80%	7.26%	6.70%	11.32%	0.69%
Russell Midcap® Value Index	-5.17%	-4.78%	11.25%	7.61%	9.26%
Morningstar Quartile - Class T Shares	-	2nd	4th	3rd	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	178/485	344/399	185/339	9/140

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

See important disclosures on the next page.

Janus Investment Fund	7

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – August 12, 1998

(1) Closed to new investors in certain distribution channels.

8	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$974.50	$4.07	$1,000.00	$1,021.01	$4.17	0.82%
Class C Shares	$1,000.00	$973.30	$4.86	$1,000.00	$1,020.21	$4.98	0.98%
Class D Shares	$1,000.00	$976.30	$2.73	$1,000.00	$1,022.37	$2.80	0.55%
Class I Shares	$1,000.00	$976.50	$2.53	$1,000.00	$1,022.57	$2.59	0.51%
Class L Shares	$1,000.00	$975.90	$2.98	$1,000.00	$1,022.12	$3.05	0.60%
Class N Shares	$1,000.00	$976.90	$1.94	$1,000.00	$1,023.18	$1.98	0.39%
Class R Shares	$1,000.00	$973.40	$5.65	$1,000.00	$1,019.41	$5.79	1.14%
Class S Shares	$1,000.00	$974.60	$4.37	$1,000.00	$1,020.71	$4.47	0.88%
Class T Shares	$1,000.00	$976.10	$2.98	$1,000.00	$1,022.12	$3.05	0.60%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – 96.5%
Aerospace & Defense – 1.9%
BWX Technologies, Inc.	2,513,625	$79,857,866
Beverages – 2.7%
Coca-Cola Enterprises, Inc.	502,025	24,719,711
Dr Pepper Snapple Group, Inc.	940,812	87,683,678
		112,403,389
Building Products – 1.4%
Simpson Manufacturing Co., Inc.	1,655,305	56,528,666
Capital Markets – 2.8%
Invesco, Ltd.	1,583,230	53,006,540
Lazard, Ltd. - Class A	809,244	36,424,072
Raymond James Financial, Inc.	490,123	28,412,430
		117,843,042
Chemicals – 1.3%
FMC Corp.	1,406,813	55,048,593
Commercial Banks – 10.4%
CIT Group, Inc.	1,756,675	69,739,997
Citizens Financial Group, Inc.	4,619,212	120,977,162
Fifth Third Bancorp	4,005,827	80,517,123
MB Financial, Inc.	1,628,838	52,725,486
Umpqua Holdings Corp.	4,566,250	72,603,375
Zions Bancorporation	1,417,973	38,710,663
		435,273,806
Commercial Services & Supplies – 5.1%
Republic Services, Inc.	1,183,468	52,060,757
Tyco International PLC	1,693,087	53,992,544
Waste Connections, Inc.	1,890,198	106,455,951
		212,509,252
Communications Equipment – 1.9%
F5 Networks, Inc.*	533,134	51,692,673
NetScout Systems, Inc.*	906,632	27,833,602
		79,526,275
Consumer Finance – 1.4%
Ally Financial, Inc.*	3,153,498	58,781,203
Containers & Packaging – 1.9%
Packaging Corp. of America	1,238,309	78,075,382
Electric Utilities – 5.0%
Pinnacle West Capital Corp.	1,017,823	65,629,227
PNM Resources, Inc.	1,331,257	40,696,526
PPL Corp.	3,022,976	103,174,171
		209,499,924
Electronic Equipment, Instruments & Components – 1.3%
Keysight Technologies, Inc.*	765,329	21,681,771
Trimble Navigation, Ltd.*	1,576,906	33,824,634
		55,506,405
Energy Equipment & Services – 0.8%
Oceaneering International, Inc.	911,596	34,203,082
Food & Staples Retailing – 4.4%
Casey's General Stores, Inc.	1,047,228	126,138,613
Sysco Corp.	1,386,050	56,828,050
		182,966,663
Food Products – 4.0%
JM Smucker Co.	582,363	71,828,652
McCormick & Co., Inc.	281,796	24,110,466
Mead Johnson Nutrition Co.	588,139	46,433,574
Sanderson Farms, Inc.	332,976	25,812,300
		168,184,992
Gas Utilities – 1.9%
Southwest Gas Corp.	1,478,279	81,541,870

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 1.9%
Laboratory Corp. of America Holdings*	655,916	$81,097,454
Information Technology Services – 2.0%
Jack Henry & Associates, Inc.	612,178	47,786,615
Total System Services, Inc.	702,035	34,961,343
		82,747,958
Insurance – 5.9%
Marsh & McLennan Cos., Inc.	1,305,218	72,374,338
RenaissanceRe Holdings, Ltd.	550,480	62,308,831
Torchmark Corp.	1,966,367	112,397,538
		247,080,707
Internet & Catalog Retail – 0.5%
HSN, Inc.	437,639	22,175,168
Life Sciences Tools & Services – 1.8%
Agilent Technologies, Inc.	1,792,390	74,939,826
Machinery – 2.9%
Donaldson Co., Inc.	649,614	18,617,937
Kennametal, Inc.	944,734	18,138,893
Lincoln Electric Holdings, Inc.	499,461	25,917,031
Timken Co.	1,012,687	28,952,721
Xylem, Inc.	823,587	30,060,926
		121,687,508
Marine – 0.4%
Kirby Corp.*	340,832	17,934,580
Media – 1.8%
Omnicom Group, Inc.	1,015,549	76,836,437
Metals & Mining – 1.0%
Compass Minerals International, Inc.	534,047	40,197,718
Multiline Retail – 1.6%
Dillard's, Inc. - Class A	447,849	29,428,158
Kohl's Corp.	788,979	37,579,070
		67,007,228
Multi-Utilities – 2.7%
Alliant Energy Corp.	1,837,824	114,772,109
Oil, Gas & Consumable Fuels – 4.7%
Anadarko Petroleum Corp.	821,897	39,927,756
Cimarex Energy Co.	565,211	50,518,559
Plains All American Pipeline LP	1,346,466	31,103,365
Western Gas Partners LP	1,608,885	76,470,304
		198,019,984
Real Estate Investment Trusts (REITs) – 11.7%
Alexandria Real Estate Equities, Inc.	444,832	40,195,020
AvalonBay Communities, Inc.	236,512	43,548,955
Equity Lifestyle Properties, Inc.	1,233,507	82,237,912
Extra Space Storage, Inc.	283,208	24,981,778
Healthcare Trust of America, Inc. - Class A	2,781,447	75,015,626
Host Hotels & Resorts, Inc.	2,518,094	38,627,562
LaSalle Hotel Properties	469,855	11,821,552
Post Properties, Inc.	1,082,115	64,017,923
Potlatch Corp.	1,711,342	51,750,982
Weyerhaeuser Co.	1,941,667	58,211,177
		490,408,487
Road & Rail – 1.9%
CSX Corp.	3,013,592	78,202,712
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices, Inc.	554,447	30,672,008
Microchip Technology, Inc.	1,291,945	60,127,120
		90,799,128
Software – 3.7%
Check Point Software Technologies, Ltd.*	1,150,172	93,600,997

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Synopsys, Inc.*	1,303,202	$59,439,043
		153,040,040
Technology Hardware, Storage & Peripherals – 0.5%
NetApp, Inc.	791,884	21,008,683
Textiles, Apparel & Luxury Goods – 1.1%
PVH Corp.	336,906	24,813,127
Wolverine World Wide, Inc.	1,236,578	20,663,218
		45,476,345
Total Common Stocks (cost $3,612,939,196)		4,041,182,482
Repurchase Agreements – 3.2%
ING Financial Markets LLC, 0.2500%, dated 12/31/15, maturing 1/4/16 to be repurchased at $100,002,778 collateralized by $102,801,900 in U.S. Treasuries 1.7500% - 2.2500%, 9/30/21 - 11/15/25 with a value of $102,001,111	$100,000,000	100,000,000
Undivided interest of 5.4% in a joint repurchase agreement (principal amount $96,200,000 with a maturity value of $96,202,672) with ING Financial Markets LLC, 0.2500%, dated 12/31/15, maturing 1/4/16 to be repurchased at $5,200,144 collateralized by $98,455,000 in U.S. Treasuries 0.7500% - 2.5000%, 12/31/17 - 2/15/45 with a value of $98,128,087	5,200,000	5,200,000
Undivided interest of 8.6% in a joint repurchase agreement (principal amount $350,000,000 with a maturity value of $350,010,111) with RBC Capital Markets Corp., 0.2600%, dated 12/31/15, maturing 1/4/16 to be repurchased at $30,000,867 collateralized by $354,708,165 in U.S. Treasuries 0% - 8.5000%, 2/15/17 - 5/15/45 with a value of $357,000,051	30,000,000	30,000,000
Total Repurchase Agreements (cost $135,200,000)		135,200,000
Total Investments (total cost $3,748,139,196) – 99.7%		4,176,382,482
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		10,698,933
Net Assets – 100%		$4,187,081,415

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$4,082,781,485	97.8%
Israel	93,600,997	2.2
Total	$4,176,382,482	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 4,041,182,482	$ -	$ -
Repurchase Agreements	-	135,200,000	-
Total Assets	$ 4,041,182,482	$ 135,200,000	$ -

Janus Investment Fund	13

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$3,748,139,196
Unaffiliated investments, at value	$4,041,182,482
Repurchase agreements, at value	135,200,000
Cash	77,587
Non-interested Trustees' deferred compensation	85,052
Receivables:
Investments sold	52,296,948
Dividends	8,767,273
Fund shares sold	3,085,799
Interest	3,789
Other assets	54,827
Total Assets	4,240,753,757
Liabilities:
Payables:	—
Investments purchased	29,240,424
Fund shares repurchased	21,086,649
Advisory fees	1,490,246
Transfer agent fees and expenses	936,943
12b-1 Distribution and shareholder servicing fees	201,589
Non-interested Trustees' deferred compensation fees	85,052
Professional fees	53,147
Fund administration fees	38,669
Non-interested Trustees' fees and expenses	28,709
Custodian fees	2,746
Accrued expenses and other payables	508,168
Total Liabilities	53,672,342
Net Assets	$4,187,081,415

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,582,391,116
Undistributed net investment income/(loss)	415,170
Undistributed net realized gain/(loss) from investments and foreign currency transactions	175,998,444
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	428,276,685
Total Net Assets	$4,187,081,415
Net Assets - Class A Shares	$154,151,372
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,937,808
Net Asset Value Per Share(2)	$15.51
Maximum Offering Price Per Share(3)	$16.46
Net Assets - Class C Shares	$89,449,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,853,773
Net Asset Value Per Share(2)	$15.28
Net Assets - Class D Shares	$754,663,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,292,837
Net Asset Value Per Share	$15.31
Net Assets - Class I Shares	$982,686,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,115,884
Net Asset Value Per Share	$15.33
Net Assets - Class L Shares	$10,360,600
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	664,101
Net Asset Value Per Share	$15.60
Net Assets - Class N Shares	$123,923,868
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,113,867
Net Asset Value Per Share	$15.27
Net Assets - Class R Shares	$76,195,392
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,960,896
Net Asset Value Per Share	$15.36
Net Assets - Class S Shares	$166,215,880
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,728,518
Net Asset Value Per Share	$15.49
Net Assets - Class T Shares	$1,829,435,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	118,966,471
Net Asset Value Per Share	$15.38

(1) Includes cost of repurchase agreements of $135,200,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$47,448,398
Interest	82,030
Foreign tax withheld	1,110
Total Investment Income	47,531,538
Expenses:
Advisory fees	8,786,608
12b-1Distribution and shareholder servicing fees:
Class A Shares	233,206
Class C Shares	235,429
Class R Shares	202,367
Class S Shares	224,971
Transfer agent administrative fees and expenses:
Class D Shares	485,408
Class L Shares	14,757
Class R Shares	104,233
Class S Shares	229,840
Class T Shares	2,714,197
Transfer agent networking and omnibus fees:
Class A Shares	165,644
Class C Shares	68,988
Class I Shares	719,658
Other transfer agent fees and expenses:
Class A Shares	8,067
Class C Shares	5,717
Class D Shares	89,567
Class I Shares	25,098
Class L Shares	170
Class N Shares	1,293
Class R Shares	1,227
Class S Shares	1,755
Class T Shares	18,222
Shareholder reports expense	290,726
Fund administration fees	235,463
Registration fees	53,652
Non-interested Trustees’ fees and expenses	43,527
Professional fees	26,656
Custodian fees	13,776
Other expenses	94,189
Total Expenses	15,094,411
Less: Excess Expense Reimbursement	(510,999)
Net Expenses	14,583,412
Net Investment Income/(Loss)	32,948,126
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	491,064,864
Total Net Realized Gain/(Loss) on Investments	491,064,864
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(639,357,520)
Total Change in Unrealized Net Appreciation/Depreciation	(639,357,520)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(115,344,530)

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$32,948,126	$69,594,101
Net realized gain/(loss) on investments	491,064,864	964,397,666
Change in unrealized net appreciation/depreciation	(639,357,520)	(995,297,890)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(115,344,530)	38,693,877
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,698,729)	(5,940,967)
Class C Shares	(500,525)	(1,728,498)
Class D Shares	(11,130,073)	(26,626,446)
Class I Shares	(14,495,344)	(60,085,448)
Class L Shares	(142,363)	(525,737)
Class N Shares	(2,041,437)	(11,502,967)
Class R Shares	(585,060)	(1,915,197)
Class S Shares	(1,699,047)	(4,806,203)
Class T Shares	(25,414,179)	(87,392,023)
Total Dividends from Net Investment Income	(57,706,757)	(200,523,486)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(29,942,225)	(59,097,635)
Class C Shares	(17,727,394)	(27,692,822)
Class D Shares	(142,347,912)	(170,540,333)
Class I Shares	(189,691,266)	(387,019,885)
Class L Shares	(1,986,390)	(3,550,347)
Class N Shares	(23,497,603)	(68,277,150)
Class R Shares	(14,356,777)	(20,399,307)
Class S Shares	(31,143,304)	(49,292,220)
Class T Shares	(357,021,685)	(615,613,262)
Total Distributions from Net Realized Gain from Investment Transactions	(807,714,556)	(1,401,482,961)
Net Decrease from Dividends and Distributions to Shareholders	(865,421,313)	(1,602,006,447)
Capital Share Transactions:
Class A Shares	(26,673,994)	(193,990,109)
Class C Shares	(5,213,211)	(14,966,319)
Class D Shares	99,241,746	81,488,051
Class I Shares	(193,828,709)	(457,209,582)
Class L Shares	167,534	(6,278,399)
Class N Shares	(128,511,002)	(39,656,477)
Class R Shares	3,831,129	(15,486,508)
Class S Shares	5,304,174	(135,984,424)
Class T Shares	(151,778,814)	(890,075,814)
Net Increase/(Decrease) from Capital Share Transactions	(397,461,147)	(1,672,159,581)
Net Increase/(Decrease) in Net Assets	(1,378,226,990)	(3,235,472,151)
Net Assets:
Beginning of period	5,565,308,405	8,800,780,556
End of period	$4,187,081,415	$5,565,308,405

Undistributed Net Investment Income/(Loss)	$415,170	$25,173,801

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Mid Cap Value Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$19.87	$25.00	$23.96		$20.93	$23.66	$19.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.18(1)	0.26(1)		0.28	0.18	0.19
Net realized and unrealized gain/(loss)	(0.68)	(0.07)	4.14		3.66	(1.15)	4.57
Total from Investment Operations	(0.57)	0.11	4.40		3.94	(0.97)	4.76
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.48)	(0.29)		(0.13)	(0.13)	(0.14)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)		(0.78)	(1.63)	—
Total Dividends and Distributions	(3.79)	(5.24)	(3.36)		(0.91)	(1.76)	(0.14)
Net Asset Value, End of Period	$15.51	$19.87	$25.00		$23.96	$20.93	$23.66
Total Return*	(2.55)%	0.11%	19.72%		19.33%	(3.84)%	25.04%
Net Assets, End of Period (in thousands)	$154,151	$217,358	$476,695		$896,589	$1,157,423	$1,358,791
Average Net Assets for the Period (in thousands)	$187,822	$313,048	$729,640		$996,195	$1,198,373	$1,228,239
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.84%	0.93%		1.00%	1.06%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.93%		0.95%	1.02%	1.17%
Ratio of Net Investment Income/(Loss)	1.12%	0.79%	1.06%		0.98%	0.98%	0.82%
Portfolio Turnover Rate	26%	49%	51%		60%	54%	66%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.55	$24.66	$23.65	$20.74	$23.50	$18.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.02(1)	0.08(1)	0.03	0.01	0.04
Net realized and unrealized gain/(loss)	(0.67)	(0.07)	4.08	3.70	(1.14)	4.53
Total from Investment Operations	(0.58)	(0.05)	4.16	3.73	(1.13)	4.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.30)	(0.08)	(0.04)	—(2)	—(2)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—
Total Dividends and Distributions	(3.69)	(5.06)	(3.15)	(0.82)	(1.63)	—
Net Asset Value, End of Period	$15.28	$19.55	$24.66	$23.65	$20.74	$23.50
Total Return*	(2.67)%	(0.62)%	18.83%	18.45%	(4.58)%	24.17%
Net Assets, End of Period (in thousands)	$89,449	$115,667	$160,595	$189,096	$210,874	$242,324
Average Net Assets for the Period (in thousands)	$104,394	$140,888	$177,414	$203,923	$217,116	$211,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.54%	1.70%	1.72%	1.79%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.54%	1.68%	1.71%	1.77%	1.87%
Ratio of Net Investment Income/(Loss)	0.98%	0.07%	0.35%	0.24%	0.23%	0.11%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.71	$25.04	$24.03	$20.96	$23.71	$19.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.22(1)	0.34(1)	0.30	0.24	0.26
Net realized and unrealized gain/(loss)	(0.67)	(0.05)	4.13	3.72	(1.16)	4.57
Total from Investment Operations	(0.53)	0.17	4.47	4.02	(0.92)	4.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.74)	(0.39)	(0.17)	(0.20)	(0.18)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—
Total Dividends and Distributions	(3.87)	(5.50)	(3.46)	(0.95)	(1.83)	(0.18)
Net Asset Value, End of Period	$15.31	$19.71	$25.04	$24.03	$20.96	$23.71
Total Return*	(2.37)%	0.37%	20.00%	19.72%	(3.57)%	25.40%
Net Assets, End of Period (in thousands)	$754,663	$827,954	$939,775	$869,066	$818,836	$936,795
Average Net Assets for the Period (in thousands)	$792,176	$894,102	$905,095	$840,920	$848,059	$896,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.58%	0.65%	0.68%	0.74%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.58%	0.65%	0.68%	0.74%	0.88%
Ratio of Net Investment Income/(Loss)	1.43%	1.01%	1.39%	1.27%	1.26%	1.14%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.72	$25.04	$24.02	$20.95	$23.71	$19.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.25(1)	0.34(1)	0.34	0.23	0.25
Net realized and unrealized gain/(loss)	(0.67)	(0.07)	4.15	3.68	(1.15)	4.59
Total from Investment Operations	(0.53)	0.18	4.49	4.02	(0.92)	4.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.74)	(0.40)	(0.17)	(0.21)	(0.20)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—
Total Dividends and Distributions	(3.86)	(5.50)	(3.47)	(0.95)	(1.84)	(0.20)
Net Asset Value, End of Period	$15.33	$19.72	$25.04	$24.02	$20.95	$23.71
Total Return*	(2.35)%	0.40%	20.07%	19.71%	(3.58)%	25.46%
Net Assets, End of Period (in thousands)	$982,686	$1,407,953	$2,290,695	$3,033,537	$3,412,395	$3,385,626
Average Net Assets for the Period (in thousands)	$1,197,145	$1,967,896	$2,674,830	$3,245,850	$3,277,486	$2,900,600
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.57%	0.63%	0.63%	0.73%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.57%	0.63%	0.63%	0.73%	0.84%
Ratio of Net Investment Income/(Loss)	1.42%	1.10%	1.39%	1.32%	1.28%	1.14%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Mid Cap Value Fund (unaudited)

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.99	$25.31	$24.26	$21.12	$23.90	$19.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.22(1)	0.34(1)	2.82	1.89	0.73
Net realized and unrealized gain/(loss)	(0.67)	(0.08)	4.18	1.25	(2.82)	4.18
Total from Investment Operations	(0.54)	0.14	4.52	4.07	(0.93)	4.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.70)	(0.40)	(0.15)	(0.22)	(0.19)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—(2)
Total Dividends and Distributions	(3.85)	(5.46)	(3.47)	(0.93)	(1.85)	(0.19)
Net Asset Value, End of Period	$15.60	$19.99	$25.31	$24.26	$21.12	$23.90
Total Return*	(2.41)%	0.25%	20.02%	19.77%	(3.59)%	25.66%
Net Assets, End of Period (in thousands)	$10,361	$12,608	$22,872	$24,332	$33,875	$63,549
Average Net Assets for the Period (in thousands)	$11,580	$17,713	$24,042	$29,252	$54,047	$66,281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.69%	0.75%	0.77%	0.84%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.69%	0.68%	0.60%	0.77%	0.74%
Ratio of Net Investment Income/(Loss)	1.36%	0.96%	1.36%	1.38%	1.27%	1.32%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(3)
Net Asset Value, Beginning of Period	$19.69	$25.05	$24.03	$20.95	$20.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.26(1)	0.38(1)	0.31	(0.04)
Net realized and unrealized gain/(loss)	(0.66)	(0.06)	4.14	3.74	0.55
Total from Investment Operations	(0.52)	0.20	4.52	4.05	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.80)	(0.43)	(0.19)	—
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	—
Total Dividends and Distributions	(3.90)	(5.56)	(3.50)	(0.97)	—
Net Asset Value, End of Period	$15.27	$19.69	$25.05	$24.03	$20.95
Total Return*	(2.31)%	0.51%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$123,924	$281,522	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$176,671	$348,342	$306,197	$129,631	$8,142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.39%	0.43%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.39%	0.43%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss)	1.42%	1.17%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	26%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.68	$24.86	$23.83	$20.86	$23.59	$19.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.09(1)	0.19(1)	0.16	0.10	0.12
Net realized and unrealized gain/(loss)	(0.66)	(0.06)	4.11	3.69	(1.14)	4.56
Total from Investment Operations	(0.58)	0.03	4.30	3.85	(1.04)	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.45)	(0.20)	(0.10)	(0.06)	(0.09)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—
Total Dividends and Distributions	(3.74)	(5.21)	(3.27)	(0.88)	(1.69)	(0.09)
Net Asset Value, End of Period	$15.36	$19.68	$24.86	$23.83	$20.86	$23.59
Total Return*	(2.66)%	(0.26)%	19.35%	18.97%	(4.15)%	24.64%
Net Assets, End of Period (in thousands)	$76,195	$89,478	$127,464	$163,302	$161,056	$170,602
Average Net Assets for the Period (in thousands)	$81,675	$106,006	$143,754	$162,747	$157,701	$146,674
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.19%	1.25%	1.26%	1.34%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.19%	1.25%	1.26%	1.34%	1.49%
Ratio of Net Investment Income/(Loss)	0.83%	0.43%	0.77%	0.69%	0.66%	0.47%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.84	$24.98	$23.91	$20.90	$23.64	$19.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.15(1)	0.25(1)	0.23	0.16	0.17
Net realized and unrealized gain/(loss)	(0.67)	(0.07)	4.13	3.69	(1.15)	4.56
Total from Investment Operations	(0.56)	0.08	4.38	3.92	(0.99)	4.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.46)	(0.24)	(0.13)	(0.12)	(0.12)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—
Total Dividends and Distributions	(3.79)	(5.22)	(3.31)	(0.91)	(1.75)	(0.12)
Net Asset Value, End of Period	$15.49	$19.84	$24.98	$23.91	$20.90	$23.64
Total Return*	(2.54)%	(0.01)%	19.65%	19.27%	(3.90)%	24.91%
Net Assets, End of Period (in thousands)	$166,216	$198,232	$387,978	$709,171	$794,421	$834,778
Average Net Assets for the Period (in thousands)	$180,117	$269,177	$536,193	$770,990	$795,213	$742,692
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.94%	0.99%	1.02%	1.09%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.94%	0.99%	1.01%	1.09%	1.24%
Ratio of Net Investment Income/(Loss)	1.09%	0.68%	1.00%	0.93%	0.92%	0.74%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Mid Cap Value Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.76	$25.05	$24.01	$20.96	$23.70	$19.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.21(1)	0.32(1)	0.32	0.23	0.24
Net realized and unrealized gain/(loss)	(0.66)	(0.06)	4.14	3.67	(1.17)	4.56
Total from Investment Operations	(0.53)	0.15	4.46	3.99	(0.94)	4.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.68)	(0.35)	(0.16)	(0.17)	(0.16)
Distributions (from capital gains)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)	—(2)
Total Dividends and Distributions	(3.85)	(5.44)	(3.42)	(0.94)	(1.80)	(0.16)
Net Asset Value, End of Period	$15.38	$19.76	$25.05	$24.01	$20.96	$23.70
Total Return*	(2.39)%	0.26%	19.96%	19.56%	(3.66)%	25.24%
Net Assets, End of Period (in thousands)	$1,829,435	$2,414,536	$3,996,592	$5,584,059	$6,202,441	$7,796,637
Average Net Assets for the Period (in thousands)	$2,129,200	$3,167,714	$4,815,160	$6,004,535	$6,737,743	$7,597,129
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.69%	0.74%	0.77%	0.84%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.69%	0.73%	0.76%	0.83%	0.99%
Ratio of Net Investment Income/(Loss)	1.35%	0.94%	1.29%	1.19%	1.16%	1.02%
Portfolio Turnover Rate	26%	49%	51%	60%	54%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	25

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

26	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$105,200,000	$ -	$(105,200,000)	$ -
RBC Capital Markets Corp.	30,000,000	-	(30,000,000)	-
Total	$135,200,000	$ -	$(135,200,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	27

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2015, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.35%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

28	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.89%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. The previous expense limit until November 1, 2015 was 0.77%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive

Janus Investment Fund	29

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

30	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $3,961.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $2,401.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $19,696,371 in purchases and $9,160,139 in sales, resulting in a net realized gain of $186,144. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,761,061,024	$658,943,681	$(243,622,223)	$ 415,321,458

Janus Investment Fund	31

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	732,414	$ 12,690,606	1,943,164	$ 42,170,169
Reinvested dividends and distributions	1,693,667	25,845,365	2,702,929	54,491,054
Shares repurchased	(3,429,564)	(65,209,965)	(12,773,517)	(290,651,332)
Net Increase/(Decrease)	(1,003,483)	$ (26,673,994)	(8,127,424)	$ (193,990,109)
Class C Shares:
Shares sold	379,682	$ 6,273,434	619,844	$ 13,002,164
Reinvested dividends and distributions	963,032	14,483,996	1,182,289	23,551,202
Shares repurchased	(1,406,397)	(25,970,641)	(2,398,028)	(51,519,685)
Net Increase/(Decrease)	(63,683)	$ (5,213,211)	(595,895)	$ (14,966,319)
Class D Shares:
Shares sold	389,690	$ 7,316,547	995,769	$ 21,649,556
Reinvested dividends and distributions	9,962,485	150,035,030	9,625,261	192,312,707
Shares repurchased	(3,067,504)	(58,109,831)	(6,138,814)	(132,474,212)
Net Increase/(Decrease)	7,284,671	$ 99,241,746	4,482,216	$ 81,488,051
Class I Shares:
Shares sold	4,489,556	$ 83,241,489	24,096,092	$ 556,042,706
Reinvested dividends and distributions	12,605,121	190,085,231	20,070,726	401,213,809
Shares repurchased	(24,387,204)	(467,155,429)	(64,229,193)	(1,414,466,097)
Net Increase/(Decrease)	(7,292,527)	$(193,828,709)	(20,062,375)	$ (457,209,582)
Class L Shares:
Shares sold	961	$ 16,222	38,877	$ 796,226
Reinvested dividends and distributions	134,817	2,069,447	164,546	3,335,352
Shares repurchased	(102,462)	(1,918,135)	(476,359)	(10,409,977)
Net Increase/(Decrease)	33,316	$ 167,534	(272,936)	$ (6,278,399)
Class N Shares:
Shares sold	295,980	$ 5,576,264	2,375,269	$ 53,937,500
Reinvested dividends and distributions	1,688,622	25,363,097	3,969,655	79,154,920
Shares repurchased	(8,169,625)	(159,450,363)	(7,940,835)	(172,748,897)
Net Increase/(Decrease)	(6,185,023)	$(128,511,002)	(1,595,911)	$ (39,656,477)
Class R Shares:
Shares sold	385,427	$ 7,040,533	968,265	$ 20,947,984
Reinvested dividends and distributions	912,425	13,786,736	1,032,663	20,663,587
Shares repurchased	(883,691)	(16,996,140)	(2,581,917)	(57,098,079)
Net Increase/(Decrease)	414,161	$ 3,831,129	(580,989)	$ (15,486,508)
Class S Shares:
Shares sold	1,905,444	$ 36,208,776	2,887,949	$ 64,680,302
Reinvested dividends and distributions	2,153,814	32,824,131	2,678,387	53,969,494
Shares repurchased	(3,321,273)	(63,728,733)	(11,107,693)	(254,634,220)
Net Increase/(Decrease)	737,985	$ 5,304,174	(5,541,357)	$ (135,984,424)
Class T Shares:
Shares sold	2,364,011	$ 44,385,021	10,089,893	$ 221,831,258
Reinvested dividends and distributions	24,955,804	377,581,309	34,237,171	686,112,906
Shares repurchased	(30,561,515)	(573,745,144)	(81,681,244)	(1,798,019,978)
Net Increase/(Decrease)	(3,241,700)	$(151,778,814)	(37,354,180)	$ (890,075,814)

32	DECEMBER 31, 2015

Perkins Mid Cap Value Fund (unaudited)

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,216,378,337	$2,354,829,027	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

34	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

36	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

38	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	39

Perkins Mid Cap Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Perkins Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

44	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	DECEMBER 31, 2015

Perkins Mid Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108439				125-24-93032 02-16

SEMIANNUAL REPORT December 31, 2015

Perkins Select Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Select Value Fund

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

During the six-month period ended December 31, 2015, Perkins Select Value Fund’s Class I Shares returned -1.91%, outperforming the Fund’s primary benchmark, the Russell 3000 Value Index, which returned -3.64%.

The Fund’s outperformance during the period was led by stock selection in consumer staples where we’ve continued to hold a large position in Casey’s General Stores, a convenience store chain with a significant economic moat and a domestic footprint that is less impacted by the strengthening U.S. dollar (more on Casey’s below). Stock selection in financials was also positive as we were able to find several attractively priced real estate investment trusts (REITs) and smaller banks with positive risk rewards, and consumer discretionary also contributed to the fund’s outperformance for the period. Energy-related stocks were among the worst performers in the index and, within this environment, our stock selection in the energy sector was a relative detractor; however our underweight position in the group lessened the impact on relative returns. Our zero weighting to utilities detracted as the group posted the strongest returns of any sector.

MARKET ENVIRONMENT

A softer-than-expected global economy, particularly China and other emerging markets, led to continued U.S. dollar strength, commodity weakness, sharply lower oil prices and deteriorating credit markets during the period. Against this backdrop the United States saw decent employment gains which led to the Federal Reserve (Fed) raising interest rates off the zero bound for the first time since 2006. These diverging macro trends and increasing macro economic risks led to weakness in corporate earnings relative to expectations, and to weakness in equity stock prices.

CONTRIBUTORS

The largest individual contributor to performance was Casey’s General Stores. Casey’s operates gas stations and convenience stores throughout small towns in the Midwest, and is expanding into the Southeast. The steep decline in crude oil, and ultimately gasoline prices, were a significant reason for the stocks strong performance during the period. Gasoline margins at Casey’s typically benefit when wholesale gasoline prices decline as retail prices at the pump are stickier on the way down. Casey’s has done a solid job in executing its growth strategy, evidenced by strong same-store sales of grocery items and prepared foods during the year. While we did trim some of our holdings on price strength, Casey’s remains our largest holding in the Fund.

Irish Continental Group, a maritime transport group based in Ireland, was also an individual contributor. The company is a beneficiary of ongoing economic strength in the UK and recovery in Ireland. The ferries and other vessels it operates have high fixed costs, resulting in accelerating incremental contribution to profits from additional volume growth. The business is also in a favorable place in its investment cycle, allowing for very strong cash flow generation. In our opinion, these factors have led to strong profit growth and earnings per share upgrades. While the reward-to-risk ratio has compressed given the strong stock price appreciation and we have reduced our position, we remain constructive on the ongoing potential for further economic recovery in Ireland post the financial crisis and the conservative capitalization of Irish Continental, which should allow for enhanced capital returns to shareholders.

Another leading contributor was Jack Henry, a leader in core processing technology for small domestic banks and thrifts. The company’s software allows their customers to provide banking functions such as account reconciliation, credit/debit accounting for customer accounts, internet

Janus Investment Fund	1

Perkins Select Value Fund (unaudited)

banking, check imaging, and remote deposit. Jack Henry performed well this year as the company held expenses in check while continuing to post stable revenue growth for the year. All in, recurring revenue is about 95% of the company’s total revenue, and this creates significant stability in free cash flow and income, especially in periods of general weakness. While the reward-to-risk ratio has declined, we continue to own a sizable position because of the recurring revenue, loyal customer base, and stability of the business model.

DETRACTORS

The leading individual detractor during the period was Cone Midstream Partners LP, a Pennsylvania based master limited partnership (MLP) that operates and develops natural gas gathering pipelines and related midstream assets to service its sponsors, Consol Energy Inc. and Noble Energy Inc. Cone Midstream’s shares underperformed during the period as investors became increasingly concerned with the prospects of the company having to decrease its mid- to high-teens distribution growth forecast as its sponsor companies announced plans to slow their drilling program and production growth rates in the Marcellus shale play. Cone Midstream reported solid quarterly earnings results throughout the period and protected its strong balance sheet but the stock was also impacted by the broad based sell-off in MLP stocks on concerns of tightening capital market access for the entire sector.

Plains All American Pipeline LP, an MLP that owns and operates crude oil and natural gas infrastructure assets, also detracted. Plains’ shares came under pressure as the market became increasingly concerned with the prospect of a cut to limited partner distributions, market stress on its publicly traded general partner and the ability for the company to access capital markets to fund its future growth plans. We exited our position.

Another detractor was Anadarko Petroleum Corporation, a global independent oil and gas exploration and production company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares traded down to year-to-date lows in the fourth quarter of 2015 as crude oil prices reached multi-year lows and weighed on the outlook for energy companies. Anadarko Petroleum’s shares also traded lower in the back half of the year after it was announced that they made a failed bid to acquire Apache Corporation in November. The macro environment remains challenging for oil and gas producers but we continue to hold Anadarko shares as we believe the company has a tier 1 asset base, strong execution track record and solid balance sheet that will help it endure the industry-wide downturn driven by low commodity prices.

OUTLOOK AND POSITIONING

The Russell 3000 Value Index posted its worst calendar year performance since 2008 while the larger end of the market, as represented by the S&P 500® Index, managed to close slightly up on the year. The reasons for this weakness are many, of course, but a few big picture observations are worth noting: 1) At roughly 18x 2015 estimated earnings per share, the S&P 500 Index is stretched from a valuation standpoint; 2) After many years of strong growth, corporate profits have stalled with S&P 500 Index earnings in 2015 roughly flat as compared to 2014; 3) A remarkable period of falling and generally low interest rates may be ending (or changing), at least at the front end of the yield curve following the Fed’s first hike in interest rates since 2006; and 4) Credit markets, particularly in high yield, have become choppy and have led to higher financing costs for a host of companies and industries. After many years of gains, the stock market has become riskier for market participants.

While many investors remain complacent with their portfolios, and in so doing take on risk which may come to hurt later, we suggest a different approach. The investment team at Perkins is especially focused on the relationship between earnings and valuation. We know in theory that the combination of missed earnings expectations and high starting valuations can result in substantial losses, and more recently we’ve seen countless examples of this dynamic unfolding in the market. As a result, we favor companies which we believe have durable competitive advantages selling into growing and/or stable end markets and which have managements actively pursuing “self-help” strategies such as cost containment. These companies are likely to have higher earnings on a two- to three-year timeframe, and thus may be worth more. Paying reasonable, but not exorbitant, valuations for these stocks is an attractive opportunity in an otherwise challenging market environment. The volatility experienced in the second half of the year would seem to remain for the broader market heading into 2016 given continued concerns about economic growth – both globally and domestically, the fallout from the commodity price collapse, the possibility of miscommunication on the part of the Fed, reduced market liquidity and increasing geopolitical risk. Our core focus on what we believe to be high-quality companies with less downside price risk

2	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

becomes paramount in this type of environment. Additionally we look forward to volatility providing opportunities to purchase high quality franchises at unusually attractive valuations.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Investment Fund	3

Perkins Select Value Fund (unaudited)

Fund At A Glance

December 31, 2015

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	1.49%	Cone Midstream Partners LP	-1.07%
	Irish Continental Group PLC	0.77%	Plains All American Pipeline LP	-0.62%
	Jack Henry & Associates, Inc.	0.46%	Anadarko Petroleum Corp.	-0.61%
	BWX Technologies, Inc.	0.39%	Tidewater, Inc.	-0.45%
	Standard Motor Products, Inc.	0.38%	FMC Corp.	-0.36%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 3000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.50%	6.85%	6.53%
	Financials	0.93%	21.78%	31.22%
	Consumer Discretionary	0.83%	3.34%	5.73%
	Health Care	0.36%	21.45%	11.21%
	Industrials	0.32%	15.47%	10.31%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 3000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Energy	-1.17%	8.01%	12.51%
	Utilities	-0.56%	0.00%	6.10%
	Materials	-0.21%	0.98%	2.84%
	Telecommunication Services	-0.06%	0.00%	2.34%
	Other**	0.00%	10.16%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Casey's General Stores, Inc.
Food & Staples Retailing	5.4%
Johnson & Johnson
Pharmaceuticals	3.3%
Compass Minerals International, Inc.
Metals & Mining	3.0%
Microchip Technology, Inc.
Semiconductor & Semiconductor Equipment	2.8%
Jack Henry & Associates, Inc.
Information Technology Services	2.6%
17.1%

Asset Allocation - (% of Net Assets)
Common Stocks	90.3%
Repurchase Agreements	9.6%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

Janus Investment Fund	5

Perkins Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015				per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.93%	-0.01%	10.63%	1.16%	1.01%
Class A Shares at MOP	-7.55%	-5.78%	9.02%
Class C Shares at NAV	-2.40%	-0.88%	9.77%	1.96%	1.81%
Class C Shares at CDSC	-3.32%	-1.81%	9.77%
Class D Shares(1)	-1.86%	0.22%	10.86%	0.99%	0.79%
Class I Shares	-1.91%	0.17%	10.98%	0.84%	0.70%
Class S Shares	-1.92%	0.00%	10.46%	1.23%	1.13%
Class T Shares	-1.88%	0.20%	10.77%	1.01%	0.89%
Russell 3000® Value Index	-3.64%	-4.13%	14.91%
Morningstar Quartile - Class I Shares	-	1st	4th
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	45/485	371/432

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$980.70	$5.03	$1,000.00	$1,020.06	$5.13	1.01%
Class C Shares	$1,000.00	$976.00	$9.19	$1,000.00	$1,015.84	$9.37	1.85%
Class D Shares	$1,000.00	$981.40	$3.93	$1,000.00	$1,021.17	$4.01	0.79%
Class I Shares	$1,000.00	$980.90	$3.68	$1,000.00	$1,021.42	$3.76	0.74%
Class S Shares	$1,000.00	$980.80	$4.28	$1,000.00	$1,020.81	$4.37	0.86%
Class T Shares	$1,000.00	$981.20	$4.33	$1,000.00	$1,020.76	$4.42	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2015

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – 90.3%
Aerospace & Defense – 1.4%
BWX Technologies, Inc.	35,000	$1,111,950
Biotechnology – 1.4%
AbbVie, Inc.	18,000	1,066,320
Commercial Banks – 9.0%
Citizens Financial Group, Inc.	60,000	1,571,400
Heritage Financial Corp.	105,000	1,978,200
PNC Financial Services Group, Inc.	14,000	1,334,340
Umpqua Holdings Corp.	65,000	1,033,500
Wells Fargo & Co.	20,000	1,087,200
		7,004,640
Commercial Services & Supplies – 5.0%
Tyco International PLC	20,000	637,800
UniFirst Corp.	19,000	1,979,800
Waste Connections, Inc.	22,000	1,239,040
		3,856,640
Communications Equipment – 1.0%
F5 Networks, Inc.*	8,000	775,680
Electrical Equipment – 0.8%
Generac Holdings, Inc.*	20,000	595,400
Energy Equipment & Services – 0.6%
Oceaneering International, Inc.	12,000	450,240
Food & Staples Retailing – 5.4%
Casey's General Stores, Inc.	35,000	4,215,750
Health Care Equipment & Supplies – 3.4%
Abbott Laboratories	15,000	673,650
Stryker Corp.	21,000	1,951,740
		2,625,390
Health Care Providers & Services – 4.1%
Laboratory Corp. of America Holdings*	15,000	1,854,600
Premier, Inc. - Class A*	38,000	1,340,260
		3,194,860
Health Care Technology – 1.4%
Omnicell, Inc.*	34,000	1,056,720
Hotels, Restaurants & Leisure – 2.2%
Cedar Fair LP	30,000	1,675,200
Industrial Conglomerates – 1.2%
Raven Industries, Inc.	60,000	936,000
Information Technology Services – 2.6%
Jack Henry & Associates, Inc.	26,000	2,029,560
Internet & Catalog Retail – 0.5%
HSN, Inc.	8,000	405,360
Life Sciences Tools & Services – 3.4%
Agilent Technologies, Inc.	46,000	1,923,260
Thermo Fisher Scientific, Inc.	5,000	709,250
		2,632,510
Machinery – 4.0%
Donaldson Co., Inc.	45,000	1,289,700
Lincoln Electric Holdings, Inc.	12,000	622,680
Timken Co.	42,000	1,200,780
		3,113,160
Marine – 2.3%
Irish Continental Group PLC	300,000	1,764,858
Metals & Mining – 3.0%
Compass Minerals International, Inc.	31,170	2,346,166
Oil, Gas & Consumable Fuels – 6.2%
Anadarko Petroleum Corp.	16,000	777,280
Cone Midstream Partners LP	82,000	807,700
Lone Pine Resources Canada, Ltd.*,§	212,919	108,493
Lone Pine Resources, Inc.*,§	212,919	135,493

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Magellan Midstream Partners LP	14,000	$950,880
Occidental Petroleum Corp.	12,000	811,320
Western Gas Partners LP	26,000	1,235,780
		4,826,946
Pharmaceuticals – 7.7%
Johnson & Johnson	25,000	2,568,000
Merck & Co., Inc.	36,000	1,901,520
Novartis AG (ADR)	18,000	1,548,720
		6,018,240
Real Estate Investment Trusts (REITs) – 10.6%
Alexandria Real Estate Equities, Inc.	8,000	722,880
AvalonBay Communities, Inc.	6,000	1,104,780
EastGroup Properties, Inc.	24,000	1,334,640
Healthcare Trust of America, Inc. - Class A	55,000	1,483,350
LaSalle Hotel Properties	30,000	754,800
Potlatch Corp.	60,000	1,814,400
Weyerhaeuser Co.	35,000	1,049,300
		8,264,150
Road & Rail – 3.0%
CSX Corp.	20,000	519,000
Kansas City Southern	10,000	746,700
Union Pacific Corp.	14,000	1,094,800
		2,360,500
Semiconductor & Semiconductor Equipment – 2.8%
Microchip Technology, Inc.	46,000	2,140,840
Software – 4.7%
Check Point Software Technologies, Ltd.*	16,000	1,302,080
Microsoft Corp.	15,000	832,200
Synopsys, Inc.*	34,000	1,550,740
		3,685,020
Thrifts & Mortgage Finance – 2.6%
OceanFirst Financial Corp.	100,000	2,003,000
Total Common Stocks (cost $61,588,395)		70,155,100
Repurchase Agreements – 9.6%
Undivided interest of 7.8% in a joint repurchase agreement (principal amount $96,200,000 with a maturity value of $96,202,672) with ING Financial Markets LLC, 0.2500%, dated 12/31/15, maturing 1/4/16 to be repurchased at $7,500,208 collateralized by $98,455,000 in U.S. Treasuries 0.7500% - 2.5000%, 12/31/17 - 2/15/45 with a value of $98,128,087 (cost $7,500,000)	$7,500,000	7,500,000
Total Investments (total cost $69,088,395) – 99.9%		77,655,100
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		50,998
Net Assets – 100%		$77,706,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$72,795,456	93.7%
Ireland	1,764,858	2.3
Switzerland	1,548,720	2.0
Israel	1,302,080	1.7
China	135,493	0.2
Canada	108,493	0.1

Total	$77,655,100	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Select Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lone Pine Resources Canada, Ltd.	2/4/14	$135,493	$108,493	0.1%
Lone Pine Resources, Inc.	2/4/14	135,493	135,493	0.2
Total		$270,986	$243,986	0.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$ 4,582,960	$ -	$ 243,986
All Other	65,328,154	-	-
Repurchase Agreements	-	7,500,000	-
Total Assets	$ 69,911,114	$ 7,500,000	$ 243,986

12	DECEMBER 31, 2015

Perkins Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$69,088,395
Unaffiliated investments, at value	$70,155,100
Repurchase agreements, at value	7,500,000
Cash	74,053
Non-interested Trustees' deferred compensation	1,571
Receivables:
Dividends	89,686
Fund shares sold	61,530
Foreign tax reclaims	34,448
Interest	208
Other assets	772
Total Assets	77,917,368
Liabilities:
Payables:	—
Investments purchased	128,114
Advisory fees	24,296
Transfer agent fees and expenses	18,610
Professional fees	18,509
Fund shares repurchased	6,937
Accounting systems fees	2,666
Non-interested Trustees' deferred compensation fees	1,571
Fund administration fees	686
Custodian fees	506
Non-interested Trustees' fees and expenses	437
12b-1 Distribution and shareholder servicing fees	71
Accrued expenses and other payables	8,867
Total Liabilities	211,270
Net Assets	$77,706,098

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$69,208,560
Undistributed net investment income/(loss)	264,001
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(329,349)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,562,886
Total Net Assets	$77,706,098
Net Assets - Class A Shares	$117,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,208
Net Asset Value Per Share(2)	$11.48
Maximum Offering Price Per Share(3)	$12.18
Net Assets - Class C Shares	$102,656
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,036
Net Asset Value Per Share(2)	$11.36
Net Assets - Class D Shares	$6,563,234
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	571,433
Net Asset Value Per Share	$11.49
Net Assets - Class I Shares	$69,380,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,036,140
Net Asset Value Per Share	$11.49
Net Assets - Class S Shares	$50,719
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,421
Net Asset Value Per Share	$11.47
Net Assets - Class T Shares	$1,492,048
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	129,797
Net Asset Value Per Share	$11.50

(1) Includes cost of repurchase agreements of $7,500,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Perkins Select Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$827,185
Interest	2,943
Foreign tax withheld	(100)
Total Investment Income	830,028
Expenses:
Advisory fees	220,296
12b-1Distribution and shareholder servicing fees:
Class A Shares	127
Class C Shares	209
Class S Shares	65
Transfer agent administrative fees and expenses:
Class D Shares	3,987
Class S Shares	65
Class T Shares	1,766
Transfer agent networking and omnibus fees:
Class A Shares	51
Class C Shares	34
Class I Shares	34,817
Other transfer agent fees and expenses:
Class D Shares	1,248
Class I Shares	1,256
Class T Shares	25
Registration fees	61,018
Professional fees	20,310
Shareholder reports expense	5,589
Fund administration fees	3,776
Custodian fees	2,357
Non-interested Trustees’ fees and expenses	796
Other expenses	6,332
Total Expenses	364,124
Less: Excess Expense Reimbursement	(72,602)
Net Expenses	291,522
Net Investment Income/(Loss)	538,506
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(370,442)
Total Net Realized Gain/(Loss) on Investments	(370,442)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,616,547)
Total Change in Unrealized Net Appreciation/Depreciation	(1,616,547)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,448,483)

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Select Value Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$538,506	$812,036
Net realized gain/(loss) on investments	(370,442)	5,558,961
Change in unrealized net appreciation/depreciation	(1,616,547)	(3,791,835)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,448,483)	2,579,162
Dividends and Distributions to Shareholders:
Class A Shares	(356)	(1,513)
Class C Shares	—	(556)
Class D Shares	(38,511)	(101,067)
Class I Shares	(435,963)	(1,246,284)
Class S Shares	(196)	(768)
Class T Shares	(4,607)	(41,773)
Total Dividends from Net Investment Income	(479,633)	(1,391,961)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(5,753)	(5,161)
Class C Shares	(1,938)	(6,232)
Class D Shares	(381,018)	(284,474)
Class I Shares	(4,052,601)	(3,184,240)
Class S Shares	(2,976)	(2,260)
Class T Shares	(81,294)	(119,583)
Total Distributions from Net Realized Gain from Investment Transactions	(4,525,580)	(3,601,950)
Net Decrease from Dividends and Distributions to Shareholders	(5,005,213)	(4,993,911)
Capital Share Transactions:
Class A Shares	29,956	(33,279)
Class C Shares	51,737	(123,605)
Class D Shares	492,518	(57,883)
Class I Shares	4,684,954	(7,532,040)
Class S Shares	3,172	38,028
Class T Shares	273,056	(694,035)
Net Increase/(Decrease) from Capital Share Transactions	5,535,393	(8,402,814)
Net Increase/(Decrease) in Net Assets	(918,303)	(10,817,563)
Net Assets:
Beginning of period	78,624,401	89,441,964
End of period	$77,706,098	$78,624,401

Undistributed Net Investment Income/(Loss)	$264,001	$205,128

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$12.50	$12.85	$11.76		$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.09(2)	0.17(2)		0.11	0.04
Net realized and unrealized gain/(loss)	(0.33)	0.31	1.79		1.66	0.78
Total from Investment Operations	(0.26)	0.40	1.96		1.77	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.17)	(0.11)		(0.10)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)		(0.73)	—
Total Dividends and Distributions	(0.76)	(0.75)	(0.87)		(0.83)	—
Net Asset Value, End of Period	$11.48	$12.50	$12.85		$11.76	$10.82
Total Return*	(1.93)%	3.21%	17.25%		17.16%	8.20%
Net Assets, End of Period (in thousands)	$117	$95	$132		$109	$89
Average Net Assets for the Period (in thousands)	$99	$120	$114		$108	$48
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.16%	1.34%		1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	1.23%		1.21%	1.26%
Ratio of Net Investment Income/(Loss)	1.17%	0.73%	1.39%		1.13%	1.43%
Portfolio Turnover Rate	39%	54%	76%		62%	80%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.39	$12.72	$11.68	$10.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	(0.01)(2)	0.08(2)	0.03	0.02
Net realized and unrealized gain/(loss)	(0.32)	0.31	1.78	1.65	0.76
Total from Investment Operations	(0.31)	0.30	1.86	1.68	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.06)	(0.05)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.72)	(0.63)	(0.82)	(0.78)	—
Net Asset Value, End of Period	$11.36	$12.39	$12.72	$11.68	$10.78
Total Return*	(2.40)%	2.43%	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$103	$54	$183	$124	$77
Average Net Assets for the Period (in thousands)	$41	$116	$157	$103	$34
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.02%	1.96%	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.83%	1.95%	1.97%	1.99%
Ratio of Net Investment Income/(Loss)	0.23%	(0.05)%	0.65%	0.36%	0.68%
Portfolio Turnover Rate	39%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Select Value Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.53	$12.88	$11.78	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.12(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	(0.33)	0.32	1.81	1.66	0.79
Total from Investment Operations	(0.25)	0.44	2.00	1.79	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.21)	(0.14)	(0.11)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.79)	(0.79)	(0.90)	(0.84)	—
Net Asset Value, End of Period	$11.49	$12.53	$12.88	$11.78	$10.83
Total Return*	(1.86)%	3.49%	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$6,563	$6,612	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$6,501	$6,494	$5,827	$4,266	$1,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	0.99%	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.97%	1.01%	1.19%
Ratio of Net Investment Income/(Loss)	1.33%	0.93%	1.57%	1.43%	1.37%
Portfolio Turnover Rate	39%	54%	76%	62%	80%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.54	$12.90	$11.80	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.13(2)	0.22(2)	0.15	0.07
Net realized and unrealized gain/(loss)	(0.34)	0.32	1.81	1.67	0.76
Total from Investment Operations	(0.25)	0.45	2.03	1.82	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.23)	(0.17)	(0.12)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.80)	(0.81)	(0.93)	(0.85)	—
Net Asset Value, End of Period	$11.49	$12.54	$12.90	$11.80	$10.83
Total Return*	(1.91)%	3.58%	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$69,380	$70,486	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$69,722	$71,660	$72,827	$61,876	$58,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.84%	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.71%	0.79%	0.87%	1.02%
Ratio of Net Investment Income/(Loss)	1.38%	1.02%	1.78%	1.46%	1.30%
Portfolio Turnover Rate	39%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.49	$12.87	$11.77	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.07(2)	0.14(2)	0.09	0.04
Net realized and unrealized gain/(loss)	(0.33)	0.33	1.79	1.66	0.77
Total from Investment Operations	(0.25)	0.40	1.93	1.75	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.20)	(0.07)	(0.06)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.77)	(0.78)	(0.83)	(0.79)	—
Net Asset Value, End of Period	$11.47	$12.49	$12.87	$11.77	$10.81
Total Return*	(1.92)%	3.18%	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$51	$52	$15	$13	$11
Average Net Assets for the Period (in thousands)	$51	$43	$14	$12	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.23%	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	1.10%	1.45%	1.40%	1.47%
Ratio of Net Investment Income/(Loss)	1.26%	0.54%	1.11%	0.94%	0.78%
Portfolio Turnover Rate	39%	54%	76%	62%	80%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.51	$12.87	$11.77	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.09(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	(0.33)	0.33	1.81	1.65	0.78
Total from Investment Operations	(0.25)	0.42	2.00	1.78	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.20)	(0.14)	(0.10)	—
Distributions (from capital gains)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.76)	(0.78)	(0.90)	(0.83)	—
Net Asset Value, End of Period	$11.50	$12.51	$12.87	$11.77	$10.82
Total Return*	(1.88)%	3.39%	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$1,492	$1,326	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$1,381	$2,906	$1,595	$1,274	$649
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.01%	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.89%	1.04%	1.11%	1.26%
Ratio of Net Investment Income/(Loss)	1.28%	0.72%	1.53%	1.25%	1.32%
Portfolio Turnover Rate	39%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

20	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may

Janus Investment Fund	21

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

22	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	23

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$ 7,500,000	$ -	$ (7,500,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

24	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2015, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and

Janus Investment Fund	25

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as

26	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

“12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $154.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $25.

Janus Investment Fund	27

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	-*
Class T Shares	-	-
* Less than 0.50%.

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $68,000 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 69,047,288	$11,456,533	$ (2,848,721)	$ 8,607,812

28	DECEMBER 31, 2015

Perkins Select Value Fund (unaudited)

Notes to Financial Statements

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,206	$ 25,945	4,589	$ 58,254
Reinvested dividends and distributions	542	6,109	542	6,674
Shares repurchased	(173)	(2,098)	(7,779)	(98,207)
Net Increase/(Decrease)	2,575	$ 29,956	(2,648)	$ (33,279)
Class C Shares:
Shares sold	6,623	$ 75,370	90	$ 1,100
Reinvested dividends and distributions	174	1,938	554	6,788
Shares repurchased	(2,112)	(25,571)	(10,710)	(131,493)
Net Increase/(Decrease)	4,685	$ 51,737	(10,066)	$ (123,605)
Class D Shares:
Shares sold	50,645	$ 617,075	125,065	$ 1,559,082
Reinvested dividends and distributions	36,486	411,196	30,824	380,053
Shares repurchased	(43,503)	(535,753)	(158,446)	(1,997,018)
Net Increase/(Decrease)	43,628	$ 492,518	(2,557)	$ (57,883)
Class I Shares:
Shares sold	25,685	$ 318,530	89,635	$ 1,108,628
Reinvested dividends and distributions	397,922	4,488,564	359,329	4,430,524
Shares repurchased	(9,945)	(122,140)	(1,049,248)	(13,071,192)
Net Increase/(Decrease)	413,662	$4,684,954	(600,284)	$(7,532,040)
Class S Shares:
Shares sold	-	$ -	2,745	$ 35,000
Reinvested dividends and distributions	282	3,172	246	3,028
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	282	$ 3,172	2,991	$ 38,028
Class T Shares:
Shares sold	30,769	$ 370,116	273,757	$ 3,430,218
Reinvested dividends and distributions	7,615	85,901	13,096	161,208
Shares repurchased	(14,607)	(182,961)	(337,974)	(4,285,461)
Net Increase/(Decrease)	23,777	$ 273,056	(51,121)	$ (694,035)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$28,275,275	$ 27,007,200	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Perkins Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

30	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	31

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

32	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	35

Perkins Select Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	37

Perkins Select Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

38	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	39

Perkins Select Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

40	DECEMBER 31, 2015

Perkins Select Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	41

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	DECEMBER 31, 2015

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2015

Perkins Select Value Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108548				125-24-93033 02-16

SEMIANNUAL REPORT December 31, 2015

Perkins Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Small Cap Value Fund

Perkins Small Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2015, Perkins Small Cap Value Fund’s Class T Shares returned
-5.29%, versus a -8.17% return for the Fund’s benchmark, the Russell 2000 Value Index. Stock selection, especially in consumer staples, financials and industrials, helped drive our relative outperformance. Relative detractors included stock selection in energy and our underweight allocation to utilities.

MARKET ENVIRONMENT

A softer-than-expected global economy, particularly China and other emerging markets, led to continued U.S. dollar strength, commodity weakness, sharply lower oil prices and deteriorating credit markets during the period. Against this backdrop the United States saw decent employment gains which led to the Federal Reserve (Fed) raising interest rates off the zero bound for the first time since 2006. These diverging macro trends and increased risk environment led to weakness in corporate earnings relative to expectations, and to weakness in equity stock prices, particularly in small caps.

CONTRIBUTORS

Casey’s General Stores was our top contributor. Casey’s is an owner and operator of convenience stores predominantly in the Midwest, but is expanding into the southern U.S. With Casey’s focus on small town retail locations, and ownership of most of its real estate, the company remains well positioned in the convenience store space as they continue to grow the store base approximately 5% per year. The experienced management team continues to execute well, evidenced by strong sales inside the store in its prepared foods and grocery business. Lower gasoline prices have increased volumes sold while keeping margins high as the industry benefits from declining gasoline prices. They continue to work on generating greater returns from each store such as adding pizza delivery and having more stores open 24 hours. We trimmed some of our position on strength, but Casey’s remains a top 3 holding in the Fund.

Sovran Self Storage, a real estate investment trust (REIT) that owns and operates approximately 540 self-storage facilities in 25 states across the U.S., also contributed. Sovran operates with a strong balance sheet, generates solid free cash flow and pays a higher dividend yield than the self-storage peer group average. It also trades at a discount to net asset value and lower Funds From Operations (FFO) multiples versus peers. Strong occupancy and rent growth in their markets during the period continued to lift the stock higher and a favorable rate environment has been supportive as well. The self-storage property type in general has been an extremely attractive one over a full market cycle due to its strong growth throughout the economic recovery as well as its resilience during recessions. Limited new supply in the storage sector has provided additional pricing power. We trimmed our position into strength but continue to hold a significant position in the company.

Another leading contributor was Jack Henry, a leader in core processing technology for small domestic banks and thrifts. The company’s software allows their customers to provide banking functions such as account reconciliation, credit/debit accounting for customer accounts, internet banking, check imaging, and remote deposit. Jack Henry performed well this year as the company held expenses in check while continuing to post stable revenue growth for the year. All in, recurring revenue is about 95% of the company’s total revenue, and this creates significant stability in free cash flow and income, especially in periods of general weakness. While the reward to risk has declined, we continue to own a sizeable position because of the recurring revenue, loyal customer base, and stability of the business model.

Janus Investment Fund	1

Perkins Small Cap Value Fund (unaudited)

DETRACTORS

The largest individual detractor was Tidewater Inc., a New Orleans, Louisiana-based supplier of offshore supply vessels and marine support services to the oil and gas industry. Global crude oil prices continued to decline through 2015 which negatively impacts the prospects for offshore drilling activity, thereby directly having a negative impact on the company’s top line. The operating environment remains challenging for Tidewater and its offshore peer group. Though we continue to hold a small position in the shares as we think that Tidewater has the balance sheet strength to endure a lower-for-long oil price environment, and the young fleet is well positioned for any recovery.

Another detractor was Cone Midstream Partners LP, a Pennsylvania based master limited partnership (MLP) that operates and develops natural gas gathering pipelines and related midstream assets to service its sponsors, Consol Energy Inc. and Noble Energy Inc. Cone Midstream’s shares underperformed during the period as investors became increasingly concerned with the prospects of the company having to decrease its mid to high teens distribution growth forecast as its sponsor companies announced plans to slow their drilling program and production growth rates in the Marcellus shale play. Cone Midstream reported solid quarterly earnings results throughout the period and protected its strong balance sheet but the stock was also impacted by the broad based sell-off in MLP stocks on concerns of tightening capital market access for the entire sector. While the stock has experienced elevated volatility, we think the shares provide a balanced reward to risk and its distribution yield has been 9.5%.

SM Energy Co. is a Denver, Colorado-based exploration and production company with oil and natural gas assets concentrated in south Texas, Oklahoma and North Dakota. The current low commodity price environment remains a significant challenge to SM Energy’s ability to grow production and cash flows. We continue to believe SM will be a survivor of this commodity price cycle but have trimmed our holdings in the stock.

OUTLOOK AND POSITIONING

The Russell 2000 Value Index posted its worst calendar year performance since 2008 and the broad market, as represented by the S&P 500® Index, was up slightly for the year. The reasons for this broad weakness are many, of course, and can be hard to specify with precision. However, a few big picture observations are worth noting: 1) After many years of strong growth, corporate profits have stalled with S&P 500 Index earnings in 2015 roughly flat as compared to 2014; 2) A remarkable period of falling and generally low interest rates may be ending (or changing), at least at the front end of the yield curve following the Fed’s first hike in interest rates since 2006; 3) At roughly 18x 2015 estimated earnings per share, the S&P 500 Index is stretched from a valuation standpoint; and 4) Credit markets, particularly in high yield, have become choppy and have led to higher financing costs for a host of companies and industries. After many years of gains, the stock market is becoming riskier for market participants.

While many investors remain complacent with their portfolios, and in so doing take on risk which may come to hurt later, we suggest a different approach. The investment team at Perkins is especially focused on the relationship between earnings and valuation. We know in theory that the combination of missed earnings expectations and high starting valuations can result in substantial losses, and more recently we’ve seen countless examples of this dynamic unfolding in the market. As a result, we favor companies which we believe have durable competitive advantages selling into growing and/or stable end markets and which have managements actively pursuing “self-help” strategies such as cost containment. These companies are likely to have higher earnings on a two- to three-year timeframe, and thus be worth more. Paying reasonable, but not exorbitant, valuations for these stocks is an attractive opportunity in an otherwise challenging market environment. The heightened volatility we have experienced for some time in small caps would seem to remain in place for the broader market heading into 2016 given increasing geopolitical risks, continued concerns about economic growth – both globally and domestically, the fallout from the commodity price collapse, and the possibility of miscommunication on the part of the Federal Reserve. Our core focus on what we believe to be high-quality companies with less downside price risk becomes paramount in this type of environment. We intend to continue to use volatility to improve the quality of our portfolio by purchasing high quality franchises at more attractive valuations.

Thank you for your investment in Perkins Small Cap Value Fund.

2	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2015

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Casey's General Stores, Inc.	0.77%	Tidewater, Inc.	-1.15%
	Sovran Self Storage, Inc.	0.58%	Cone Midstream Partners LP	-0.72%
	Jack Henry & Associates, Inc.	0.49%	SM Energy Co.	-0.53%
	BWX Technologies, Inc.	0.49%	Kennametal, Inc.	-0.50%
	StanCorp Financial Group, Inc.	0.35%	Timken Co.	-0.47%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 2000®
		Fund Contribution	(Average % of Equity)	Value Index Weighting
	Consumer Staples	1.51%	6.64%	3.19%
	Financials	0.76%	31.80%	43.26%
	Industrials	0.72%	19.48%	11.91%
	Consumer Discretionary	0.53%	9.68%	10.47%
	Information Technology	0.47%	8.63%	10.45%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 2000®
		Fund Contribution	(Average % of Equity)	Value Index Weighting
	Utilities	-0.68%	1.56%	7.09%
	Energy	-0.67%	4.17%	4.98%
	Telecommunication Services	-0.07%	0.00%	0.90%
	Health Care	0.08%	7.97%	4.38%
	Other**	0.31%	4.68%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp.
Commercial Services & Supplies	3.2%
Jack Henry & Associates, Inc.
Information Technology Services	3.0%
Casey's General Stores, Inc.
Food & Staples Retailing	2.9%
Sovran Self Storage, Inc.
Real Estate Investment Trusts (REITs)	2.9%
Sonoco Products Co.
Containers & Packaging	2.6%
14.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Repurchase Agreements	3.7%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

4	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015					per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	-5.43%	-2.86%	7.12%	7.35%	1.03%
Class A Shares at MOP	-10.87%	-8.43%	5.86%	6.72%
Class C Shares at NAV	-5.57%	-3.37%	6.38%	6.60%	1.69%
Class C Shares at CDSC	-6.39%	-4.21%	6.38%	6.60%
Class D Shares(1)	-5.25%	-2.57%	7.44%	7.64%	0.71%
Class I Shares	-5.23%	-2.56%	7.48%	7.58%	0.67%
Class L Shares(1)	-5.21%	-2.47%	7.59%	7.82%	0.77%
Class N Shares	-5.16%	-2.39%	7.35%	7.58%	0.56%
Class R Shares	-5.50%	-3.11%	6.81%	7.06%	1.31%
Class S Shares	-5.41%	-2.86%	7.08%	7.33%	1.06%
Class T Shares	-5.29%	-2.66%	7.35%	7.58%	0.81%
Russell 2000® Value Index	-8.17%	-7.47%	7.67%	5.57%
Morningstar Quartile - Class T Shares	-	1st	3rd	1st
Morningstar Ranking - based on total returns for Small Value Funds	-	50/450	245/385	42/328

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Perkins Small Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

(2) Closed to new investors.

6	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$945.70	$6.26	$1,000.00	$1,018.70	$6.50	1.28%
Class C Shares	$1,000.00	$944.30	$8.02	$1,000.00	$1,016.89	$8.31	1.64%
Class D Shares	$1,000.00	$947.50	$4.80	$1,000.00	$1,020.21	$4.98	0.98%
Class I Shares	$1,000.00	$947.70	$4.50	$1,000.00	$1,020.51	$4.67	0.92%
Class L Shares	$1,000.00	$947.90	$4.16	$1,000.00	$1,020.86	$4.32	0.85%
Class N Shares	$1,000.00	$948.40	$3.97	$1,000.00	$1,021.06	$4.12	0.81%
Class R Shares	$1,000.00	$945.00	$7.68	$1,000.00	$1,017.24	$7.96	1.57%
Class S Shares	$1,000.00	$945.90	$6.46	$1,000.00	$1,018.50	$6.70	1.32%
Class T Shares	$1,000.00	$947.10	$5.14	$1,000.00	$1,019.86	$5.33	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – 96.9%
Aerospace & Defense – 2.1%
BWX Technologies, Inc.	852,732	$27,091,296
Auto Components – 2.3%
Standard Motor Products, Inc.	794,509	30,231,067
Automobiles – 0.8%
Winnebago Industries, Inc.	511,044	10,169,776
Building Products – 2.3%
Simpson Manufacturing Co., Inc.	881,071	30,088,575
Capital Markets – 3.1%
AllianceBernstein Holding LP	932,182	22,232,541
Evercore Partners, Inc. - Class A	155,364	8,400,531
Fortress Investment Group LLC - Class A	1,422,665	7,241,365
Greenhill & Co., Inc.	127,513	3,648,147
		41,522,584
Commercial Banks – 15.8%
Bank of Hawaii Corp.	403,916	25,406,316
Banner Corp.	223,321	10,241,501
Boston Private Financial Holdings, Inc.	1,219,845	13,833,042
CoBiz Financial, Inc.	383,626	5,148,261
Columbia Banking System, Inc.	544,454	17,700,199
FCB Financial Holdings, Inc. - Class A*	334,106	11,957,654
First Interstate BancSystem, Inc. - Class A	266,717	7,753,463
FirstMerit Corp.	193,309	3,605,213
Independent Bank Corp.	412,724	19,199,920
MB Financial, Inc.	232,289	7,519,195
PrivateBancorp, Inc.	159,594	6,546,546
S&T Bancorp, Inc.	425,540	13,115,143
Sterling Bancorp	1,272,698	20,643,161
Umpqua Holdings Corp.	1,292,382	20,548,874
United Community Banks, Inc.	973,044	18,964,628
Wintrust Financial Corp.	139,707	6,778,584
		208,961,700
Commercial Services & Supplies – 6.2%
Copart, Inc.*	361,194	13,728,984
UniFirst Corp.	408,381	42,553,300
Waste Connections, Inc.	464,464	26,158,612
		82,440,896
Communications Equipment – 2.2%
NetScout Systems, Inc.*	408,806	12,550,344
Radware, Ltd.*	1,033,870	15,859,566
		28,409,910
Containers & Packaging – 2.6%
Sonoco Products Co.	825,627	33,743,375
Diversified Financial Services – 0.9%
Morningstar, Inc.	156,203	12,560,283
Electrical Equipment – 2.5%
Encore Wire Corp.	193,273	7,168,496
Franklin Electric Co., Inc.	597,263	16,144,019
Generac Holdings, Inc.*	329,394	9,806,059
		33,118,574
Electronic Equipment, Instruments & Components – 1.0%
Tech Data Corp.*	79,752	5,293,938
Vishay Intertechnology, Inc.	627,454	7,560,821
		12,854,759
Energy Equipment & Services – 0.4%
Tidewater, Inc.	822,376	5,723,737
Food & Staples Retailing – 3.6%
Casey's General Stores, Inc.	321,935	38,777,071
United Natural Foods, Inc.*	211,863	8,338,928
		47,115,999

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 3.4%
J&J Snack Foods Corp.	89,638	$10,458,065
Lancaster Colony Corp.	136,847	15,800,355
Sanderson Farms, Inc.	246,580	19,114,882
		45,373,302
Gas Utilities – 2.0%
Southwest Gas Corp.	471,783	26,023,550
Health Care Equipment & Supplies – 1.1%
Halyard Health, Inc.*	433,438	14,481,164
Health Care Providers & Services – 4.1%
Owens & Minor, Inc.	709,415	25,524,752
Premier, Inc. - Class A*	799,318	28,191,946
		53,716,698
Health Care Technology – 2.2%
Omnicell, Inc.*	934,204	29,035,060
Hotels, Restaurants & Leisure – 2.5%
Cedar Fair LP	584,375	32,631,500
Information Technology Services – 3.0%
Jack Henry & Associates, Inc.	511,788	39,950,171
Insurance – 2.1%
First American Financial Corp.	268,297	9,631,862
Hanover Insurance Group, Inc.	226,565	18,428,797
		28,060,659
Internet & Catalog Retail – 0.5%
HSN, Inc.	120,282	6,094,689
Machinery – 5.7%
CLARCOR, Inc.	473,449	23,520,946
Kennametal, Inc.	371,067	7,124,486
Lincoln Electric Holdings, Inc.	304,567	15,803,982
RBC Bearings, Inc.*	232,432	15,012,783
Timken Co.	469,305	13,417,430
		74,879,627
Metals & Mining – 2.0%
Compass Minerals International, Inc.	349,517	26,308,145
Multiline Retail – 0.9%
Dillard's, Inc. - Class A	179,882	11,820,046
Oil, Gas & Consumable Fuels – 2.0%
Cone Midstream Partners LP£	1,519,259	14,964,701
Matador Resources Co.*	259,035	5,121,122
SM Energy Co.	327,500	6,438,650
		26,524,473
Paper & Forest Products – 0.7%
Schweitzer-Mauduit International, Inc.	217,354	9,126,694
Pharmaceuticals – 1.5%
Phibro Animal Health Corp. - Class A	649,028	19,555,214
Real Estate Investment Trusts (REITs) – 10.2%
EastGroup Properties, Inc.	252,751	14,055,483
Healthcare Trust of America, Inc. - Class A	705,579	19,029,466
LaSalle Hotel Properties	372,584	9,374,213
National Storage Affiliates Trust	695,008	11,905,487
Post Properties, Inc.	421,789	24,953,037
Potlatch Corp.	592,239	17,909,307
Sovran Self Storage, Inc.	353,089	37,889,981
		135,116,974
Road & Rail – 0.8%
Genesee & Wyoming, Inc. - Class A*	203,620	10,932,358
Semiconductor & Semiconductor Equipment – 0.9%
Teradyne, Inc.	549,209	11,352,150
Software – 1.7%
NICE Systems, Ltd. (ADR)	112,978	6,475,899

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Synopsys, Inc.*	352,466	$16,075,974
		22,551,873
Specialty Retail – 1.8%
Cabela's, Inc.*	346,752	16,203,721
Finish Line, Inc. - Class A	451,777	8,168,128
		24,371,849
Textiles, Apparel & Luxury Goods – 1.2%
Movado Group, Inc.	262,390	6,746,047
Wolverine World Wide, Inc.	532,827	8,903,539
		15,649,586
Trading Companies & Distributors – 0.8%
GATX Corp.	235,154	10,005,803
Total Common Stocks (cost $1,150,956,375)		1,277,594,116
Repurchase Agreements – 3.7%
Undivided interest of 8.8% in a joint repurchase agreement (principal amount $96,200,000 with a maturity value of $96,202,672) with ING Financial Markets LLC, 0.2500%, dated 12/31/15, maturing 1/4/16 to be repurchased at $8,500,236 collateralized by $98,455,000 in U.S. Treasuries 0.7500% - 2.5000%, 12/31/17 - 2/15/45 with a value of $98,128,087	$8,500,000	8,500,000
Undivided interest of 11.4% in a joint repurchase agreement (principal amount $350,000,000 with a maturity value of $350,010,111) with RBC Capital Markets Corp., 0.2600%, dated 12/31/15, maturing 1/4/16 to be repurchased at $40,001,156 collateralized by $354,708,165 in U.S. Treasuries 0% - 8.5000%, 2/15/17 - 5/15/45 with a value of $357,000,051	40,000,000	40,000,000
Total Repurchase Agreements (cost $48,500,000)		48,500,000
Total Investments (total cost $1,199,456,375) – 100.6%		1,326,094,116
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(7,819,355)
Net Assets – 100%		$1,318,274,761

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$1,303,758,651	98.3%
Israel	22,335,465	1.7

Total	$1,326,094,116	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Realized Gain/(Loss)	Dividend Income	Value at 12/31/15
Cone Midstream Partners LP	1,368,997	550,498	(400,236)	1,519,259	$(3,740,836)	$762,903	$14,964,701

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,277,594,116	$ -	$ -
Repurchase Agreements	-	48,500,000	-
Total Assets	$ 1,277,594,116	$ 48,500,000	$ -

Janus Investment Fund	11

Perkins Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$1,199,456,375
Unaffiliated investments, at value	$1,262,629,415
Affiliated investments, at value	14,964,701
Repurchase agreements, at value	48,500,000
Cash	42,605
Non-interested Trustees' deferred compensation	26,907
Receivables:
Investments sold	5,646,030
Fund shares sold	2,126,858
Dividends	1,148,850
Interest	1,392
Other assets	16,616
Total Assets	1,335,103,374
Liabilities:
Payables:	—
Fund shares repurchased	13,783,634
Investments purchased	1,591,349
Advisory fees	1,011,737
Transfer agent fees and expenses	219,162
12b-1 Distribution and shareholder servicing fees	39,594
Non-interested Trustees' deferred compensation fees	26,907
Professional fees	23,849
Fund administration fees	12,085
Non-interested Trustees' fees and expenses	8,996
Custodian fees	1,408
Accrued expenses and other payables	109,892
Total Liabilities	16,828,613
Net Assets	$1,318,274,761

See Notes to Financial Statements.

12	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,160,926,759
Undistributed net investment income/(loss)	8,503,133
Undistributed net realized gain/(loss) from investments	22,199,473
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	126,645,396
Total Net Assets	$1,318,274,761
Net Assets - Class A Shares	$38,324,044
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,091,429
Net Asset Value Per Share(2)	$18.32
Maximum Offering Price Per Share(3)	$19.44
Net Assets - Class C Shares	$10,881,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	618,302
Net Asset Value Per Share(2)	$17.60
Net Assets - Class D Shares	$72,190,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,974,563
Net Asset Value Per Share	$18.16
Net Assets - Class I Shares	$290,607,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,921,612
Net Asset Value Per Share	$18.25
Net Assets - Class L Shares	$174,431,690
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,350,734
Net Asset Value Per Share	$18.65
Net Assets - Class N Shares	$181,537,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,976,889
Net Asset Value Per Share	$18.20
Net Assets - Class R Shares	$15,312,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	852,286
Net Asset Value Per Share	$17.97
Net Assets - Class S Shares	$44,336,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,448,441
Net Asset Value Per Share	$18.11
Net Assets - Class T Shares	$490,653,895
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,955,524
Net Asset Value Per Share	$18.20

(1) Includes cost of repurchase agreements of $48,500,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$15,236,793
Dividends from affiliates	762,903
Interest	25,438
Foreign tax withheld	(8,012)
Total Investment Income	16,017,122
Expenses:
Advisory fees	5,905,366
12b-1Distribution and shareholder servicing fees:
Class A Shares	54,284
Class C Shares	41,909
Class R Shares	42,829
Class S Shares	69,378
Transfer agent administrative fees and expenses:
Class D Shares	45,946
Class L Shares	207,546
Class R Shares	21,702
Class S Shares	69,378
Class T Shares	661,137
Transfer agent networking and omnibus fees:
Class A Shares	51,466
Class C Shares	8,423
Class I Shares	244,745
Other transfer agent fees and expenses:
Class A Shares	1,654
Class C Shares	636
Class D Shares	9,676
Class I Shares	7,275
Class L Shares	1,070
Class N Shares	938
Class R Shares	203
Class S Shares	340
Class T Shares	2,311
Fund administration fees	73,517
Shareholder reports expense	64,895
Registration fees	48,156
Professional fees	25,418
Non-interested Trustees’ fees and expenses	15,847
Custodian fees	8,050
Other expenses	19,806
Total Expenses	7,703,901
Less: Excess Expense Reimbursement	(223,955)
Net Expenses	7,479,946
Net Investment Income/(Loss)	8,537,176
Net Realized Gain/(Loss) on Investments:
Investments	24,720,011
Investments in affiliates	(3,740,836)
Total Net Realized Gain/(Loss) on Investments	20,979,175
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(113,696,678)
Total Change in Unrealized Net Appreciation/Depreciation	(113,696,678)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(84,180,327)

See Notes to Financial Statements.

14	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$8,537,176	$15,479,121
Net realized gain/(loss) on investments	20,979,175	246,439,349
Change in unrealized net appreciation/depreciation	(113,696,678)	(182,740,201)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(84,180,327)	79,178,269
Dividends and Distributions to Shareholders:
Class A Shares	(106,819)	(30,376)
Class D Shares	(592,868)	(642,141)
Class I Shares	(2,325,147)	(4,351,572)
Class L Shares	(1,643,291)	(1,840,239)
Class N Shares	(1,768,642)	(2,002,806)
Class R Shares	(10,030)	—
Class S Shares	(177,609)	(246,086)
Class T Shares	(3,342,798)	(4,264,368)
Total Dividends from Net Investment Income	(9,967,204)	(13,377,588)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(4,950,893)	(11,586,504)
Class C Shares	(1,484,773)	(3,141,838)
Class D Shares	(9,194,240)	(16,278,472)
Class I Shares	(38,353,769)	(118,290,192)
Class L Shares	(21,892,231)	(40,404,537)
Class N Shares	(22,806,119)	(42,587,290)
Class R Shares	(2,036,797)	(4,127,037)
Class S Shares	(6,525,807)	(13,784,366)
Class T Shares	(63,114,481)	(130,671,136)
Total Distributions from Net Realized Gain from Investment Transactions	(170,359,110)	(380,871,372)
Net Decrease from Dividends and Distributions to Shareholders	(180,326,314)	(394,248,960)
Capital Share Transactions:
Class A Shares	(3,858,636)	(28,680,217)
Class C Shares	215,694	(871,031)
Class D Shares	8,120,554	10,058,029
Class I Shares	(160,469,973)	(3,806,746)
Class L Shares	7,628,644	21,339,231
Class N Shares	14,098,878	35,881,002
Class R Shares	(339,860)	(1,601,985)
Class S Shares	(5,614,038)	(1,264,222)
Class T Shares	23,001,108	(37,029,750)
Net Increase/(Decrease) from Capital Share Transactions	(117,217,629)	(5,975,689)
Net Increase/(Decrease) in Net Assets	(381,724,270)	(321,046,380)
Net Assets:
Beginning of period	1,699,999,031	2,021,045,411
End of period	$1,318,274,761	$1,699,999,031

Undistributed Net Investment Income/(Loss)	$8,503,133	$9,933,161

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Small Cap Value Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$22.28	$26.99	$23.62		$21.02	$24.89	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.14(1)	0.11(1)		0.15	0.21	—(2)
Net realized and unrealized gain/(loss)	(1.33)	0.92	4.71		3.56	(1.30)	4.68
Total from Investment Operations	(1.24)	1.06	4.82		3.71	(1.09)	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	(0.15)		(0.21)	(0.02)	(0.10)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)		(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.72)	(5.77)	(1.45)		(1.11)	(2.78)	(0.71)
Net Asset Value, End of Period	$18.32	$22.28	$26.99		$23.62	$21.02	$24.89
Total Return*	(5.43)%	4.61%	20.92%		18.27%	(4.08)%	22.53%
Net Assets, End of Period (in thousands)	$38,324	$49,599	$89,450		$115,675	$141,049	$223,229
Average Net Assets for the Period (in thousands)	$42,601	$57,774	$108,703		$128,765	$170,483	$181,662
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.03%	1.05%		1.00%	1.40%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.03%	1.05%		1.00%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	0.83%	0.57%	0.43%		0.64%	0.96%	0.23%
Portfolio Turnover Rate	37%	86%	62%		60%	62%	64%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.49	$26.37	$23.13	$20.57	$24.57	$20.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	(0.02)(1)	(0.07)(1)	(0.15)	0.01	(0.18)
Net realized and unrealized gain/(loss)	(1.28)	0.89	4.61	3.61	(1.25)	4.63
Total from Investment Operations	(1.23)	0.87	4.54	3.46	(1.24)	4.45
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—(2)	—	(0.02)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.63)
Net Asset Value, End of Period	$17.60	$21.49	$26.37	$23.13	$20.57	$24.57
Total Return*	(5.57)%	3.94%	20.06%	17.31%	(4.78)%	21.55%
Net Assets, End of Period (in thousands)	$10,882	$12,844	$16,390	$17,316	$21,434	$29,444
Average Net Assets for the Period (in thousands)	$12,153	$14,245	$16,844	$18,953	$24,453	$29,169
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.69%	1.79%	1.85%	2.05%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.69%	1.77%	1.80%	1.99%	2.05%
Ratio of Net Investment Income/(Loss)	0.49%	(0.09)%	(0.29)%	(0.16)%	0.25%	(0.52)%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.19	$27.04	$23.66	$21.10	$24.96	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.21(1)	0.19(1)	0.20	0.28	0.09
Net realized and unrealized gain/(loss)	(1.32)	0.92	4.72	3.57	(1.30)	4.65
Total from Investment Operations	(1.20)	1.13	4.91	3.77	(1.02)	4.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.23)	(0.31)	(0.08)	(0.09)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.83)	(5.98)	(1.53)	(1.21)	(2.84)	(0.70)
Net Asset Value, End of Period	$18.16	$22.19	$27.04	$23.66	$21.10	$24.96
Total Return*	(5.25)%	4.93%	21.30%	18.53%	(3.75)%	22.83%
Net Assets, End of Period (in thousands)	$72,191	$77,948	$81,194	$74,980	$72,646	$86,402
Average Net Assets for the Period (in thousands)	$74,968	$77,652	$78,901	$72,194	$75,800	$84,313
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.71%	0.74%	0.77%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.71%	0.74%	0.77%	0.95%	0.99%
Ratio of Net Investment Income/(Loss)	1.16%	0.87%	0.73%	0.85%	1.30%	0.54%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.27	$27.09	$23.70	$21.13	$25.01	$20.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.22(1)	0.19(1)	0.25	0.29	0.04
Net realized and unrealized gain/(loss)	(1.32)	0.92	4.73	3.54	(1.31)	4.73
Total from Investment Operations	(1.20)	1.14	4.92	3.79	(1.02)	4.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.21)	(0.23)	(0.32)	(0.10)	(0.12)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.82)	(5.96)	(1.53)	(1.22)	(2.86)	(0.73)
Net Asset Value, End of Period	$18.25	$22.27	$27.09	$23.70	$21.13	$25.01
Total Return*	(5.23)%	4.98%	21.31%	18.62%	(3.74)%	22.89%
Net Assets, End of Period (in thousands)	$290,607	$516,201	$617,119	$821,829	$1,195,217	$1,317,183
Average Net Assets for the Period (in thousands)	$419,769	$556,326	$767,593	$1,114,888	$1,214,236	$1,091,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.67%	0.74%	0.71%	0.89%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.67%	0.74%	0.71%	0.89%	0.93%
Ratio of Net Investment Income/(Loss)	1.11%	0.93%	0.75%	0.94%	1.37%	0.55%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Small Cap Value Fund (unaudited)

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.73	$27.55	$24.08	$21.45	$25.34	$21.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.25(1)	0.23(1)	0.53	0.31	0.51
Net realized and unrealized gain/(loss)	(1.36)	0.94	4.80	3.34	(1.33)	4.34
Total from Investment Operations	(1.22)	1.19	5.03	3.87	(1.02)	4.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.26)	(0.26)	(0.34)	(0.11)	(0.11)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.86)	(6.01)	(1.56)	(1.24)	(2.87)	(0.72)
Net Asset Value, End of Period	$18.65	$22.73	$27.55	$24.08	$21.45	$25.34
Total Return*	(5.21)%	5.10%	21.45%	18.74%	(3.67)%	23.03%
Net Assets, End of Period (in thousands)	$174,432	$200,531	$212,533	$230,021	$280,294	$325,503
Average Net Assets for the Period (in thousands)	$189,390	$195,145	$226,789	$251,154	$287,560	$419,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	0.77%	0.80%	0.83%	1.02%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.59%	0.61%	0.63%	0.79%	0.84%
Ratio of Net Investment Income/(Loss)	1.28%	1.01%	0.87%	1.00%	1.45%	0.76%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

Class N Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$22.25	$27.09	$23.71	$21.14	$20.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.25(1)	0.24(1)	0.33	(0.03)
Net realized and unrealized gain/(loss)	(1.32)	0.93	4.72	3.49	0.54
Total from Investment Operations	(1.18)	1.18	4.96	3.82	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.27)	(0.28)	(0.35)	—
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	—
Total Dividends and Distributions	(2.87)	(6.02)	(1.58)	(1.25)	—
Net Asset Value, End of Period	$18.20	$22.25	$27.09	$23.71	$21.14
Total Return*	(5.16)%	5.15%	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$181,537	$202,182	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$189,193	$200,334	$279,014	$64,999	$8,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	1.32%	1.03%	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	37%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

18	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.88	$26.66	$23.34	$20.81	$24.71	$20.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.07(1)	0.04(1)	0.04	0.15	(0.04)
Net realized and unrealized gain/(loss)	(1.30)	0.90	4.65	3.56	(1.29)	4.61
Total from Investment Operations	(1.24)	0.97	4.69	3.60	(1.14)	4.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	(0.07)	(0.17)	—(2)	(0.08)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.67)	(5.75)	(1.37)	(1.07)	(2.76)	(0.69)
Net Asset Value, End of Period	$17.97	$21.88	$26.66	$23.34	$20.81	$24.71
Total Return*	(5.50)%	4.32%	20.56%	17.87%	(4.32)%	22.10%
Net Assets, End of Period (in thousands)	$15,312	$18,692	$23,700	$30,415	$31,997	$38,302
Average Net Assets for the Period (in thousands)	$17,006	$19,708	$28,330	$31,106	$34,159	$32,917
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.31%	1.33%	1.34%	1.53%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.31%	1.33%	1.34%	1.53%	1.60%
Ratio of Net Investment Income/(Loss)	0.55%	0.28%	0.16%	0.29%	0.73%	(0.10)%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.07	$26.88	$23.53	$20.97	$24.84	$20.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.13(1)	0.10(1)	0.12	0.20	—(2)
Net realized and unrealized gain/(loss)	(1.32)	0.91	4.69	3.57	(1.30)	4.65
Total from Investment Operations	(1.23)	1.04	4.79	3.69	(1.10)	4.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.10)	(0.14)	(0.23)	(0.01)	(0.08)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.73)	(5.85)	(1.44)	(1.13)	(2.77)	(0.69)
Net Asset Value, End of Period	$18.11	$22.07	$26.88	$23.53	$20.97	$24.84
Total Return*	(5.41)%	4.60%	20.86%	18.19%	(4.11)%	22.40%
Net Assets, End of Period (in thousands)	$44,336	$59,685	$72,148	$80,862	$93,910	$106,549
Average Net Assets for the Period (in thousands)	$54,353	$65,570	$80,958	$86,346	$94,960	$83,981
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.06%	1.08%	1.10%	1.28%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.06%	1.08%	1.10%	1.28%	1.35%
Ratio of Net Investment Income/(Loss)	0.80%	0.53%	0.40%	0.53%	0.97%	0.14%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Small Cap Value Fund (unaudited)

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year ended June 30	2015	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.21	$27.04	$23.65	$21.08	$24.93	$20.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.19(1)	0.17(1)	0.20	0.27	0.05
Net realized and unrealized gain/(loss)	(1.33)	0.92	4.72	3.55	(1.31)	4.66
Total from Investment Operations	(1.21)	1.11	4.89	3.75	(1.04)	4.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.19)	(0.20)	(0.28)	(0.05)	(0.09)
Distributions (from capital gains)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)	(0.61)
Total Dividends and Distributions	(2.80)	(5.94)	(1.50)	(1.18)	(2.81)	(0.70)
Net Asset Value, End of Period	$18.20	$22.21	$27.04	$23.65	$21.08	$24.93
Total Return*	(5.29)%	4.85%	21.20%	18.44%	(3.86)%	22.65%
Net Assets, End of Period (in thousands)	$490,654	$562,317	$707,642	$846,044	$923,132	$1,257,481
Average Net Assets for the Period (in thousands)	$517,873	$617,628	$773,664	$880,189	$1,023,747	$1,219,414
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	0.81%	0.83%	0.85%	1.05%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	0.81%	0.83%	0.84%	1.04%	1.10%
Ratio of Net Investment Income/(Loss)	1.08%	0.79%	0.65%	0.79%	1.20%	0.42%
Portfolio Turnover Rate	37%	86%	62%	60%	62%	64%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	21

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

22	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	23

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

24	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$ 8,500,000	$ -	$ (8,500,000)	$ -
RBC Capital Markets Corp.	40,000,000	-	(40,000,000)	-
Total	$ 48,500,000	$ -	$(48,500,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	25

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2015, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.76%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

26	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of

Janus Investment Fund	27

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $2,990.

28	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $1,194.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $10,064,110 in sales, resulting in a net realized gain of $1,472,295. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,198,818,338	$190,140,528	$(62,864,750)	$ 127,275,778

Janus Investment Fund	29

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2015

June 30, 2016	Accumulated Capital Losses
$ (1,987,662)	$ (1,987,662)

5. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	444,667	$ 9,197,165	1,145,708	$ 25,923,250
Reinvested dividends and distributions	213,083	3,850,418	314,191	6,777,098
Shares repurchased	(792,762)	(16,906,219)	(2,547,661)	(61,380,565)
Net Increase/(Decrease)	(135,012)	$ (3,858,636)	(1,087,762)	$(28,680,217)
Class C Shares:
Shares sold	66,232	$ 1,317,980	59,083	$ 1,280,195
Reinvested dividends and distributions	73,570	1,277,175	126,229	2,635,652
Shares repurchased	(119,183)	(2,379,461)	(209,171)	(4,786,878)
Net Increase/(Decrease)	20,619	$ 215,694	(23,859)	$ (871,031)
Class D Shares:
Shares sold	140,073	$ 2,981,560	223,598	$ 5,106,235
Reinvested dividends and distributions	533,152	9,548,749	774,192	16,606,427
Shares repurchased	(210,818)	(4,409,755)	(488,772)	(11,654,633)
Net Increase/(Decrease)	462,407	$ 8,120,554	509,018	$ 10,058,029
Class I Shares:
Shares sold	2,118,065	$ 43,232,532	4,172,460	$ 98,777,026
Reinvested dividends and distributions	1,805,127	32,492,284	4,952,149	106,570,257
Shares repurchased	(11,177,325)	(236,194,789)	(8,730,920)	(209,154,029)
Net Increase/(Decrease)	(7,254,133)	$(160,469,973)	393,689	$ (3,806,746)
Class L Shares:
Shares sold	288,768	$ 6,322,449	769,073	$ 17,977,773
Reinvested dividends and distributions	1,226,811	22,561,049	1,851,442	40,639,152
Shares repurchased	(987,562)	(21,254,854)	(1,512,060)	(37,277,694)
Net Increase/(Decrease)	528,017	$ 7,628,644	1,108,455	$ 21,339,231
Class N Shares:
Shares sold	601,523	$ 12,846,220	3,511,505	$ 82,618,212
Reinvested dividends and distributions	1,369,809	24,574,379	2,075,889	44,590,096
Shares repurchased	(1,082,630)	(23,321,721)	(3,913,410)	(91,327,306)
Net Increase/(Decrease)	888,702	$ 14,098,878	1,673,984	$ 35,881,002

30	DECEMBER 31, 2015

Perkins Small Cap Value Fund (unaudited)

Notes to Financial Statements

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	82,281	$ 1,691,719	174,013	$ 3,969,453
Reinvested dividends and distributions	103,076	1,826,499	172,603	3,660,918
Shares repurchased	(187,292)	(3,858,078)	(381,391)	(9,232,356)
Net Increase/(Decrease)	(1,935)	$ (339,860)	(34,775)	$ (1,601,985)
Class S Shares:
Shares sold	162,135	$ 3,432,093	752,296	$ 18,143,569
Reinvested dividends and distributions	375,285	6,702,587	656,773	14,028,679
Shares repurchased	(793,643)	(15,748,718)	(1,388,793)	(33,436,470)
Net Increase/(Decrease)	(256,223)	$ (5,614,038)	20,276	$ (1,264,222)
Class T Shares:
Shares sold	2,153,059	$ 45,173,381	2,904,081	$ 67,979,940
Reinvested dividends and distributions	3,663,451	65,758,942	6,220,596	133,556,206
Shares repurchased	(4,179,405)	(87,931,215)	(9,979,291)	(238,565,896)
Net Increase/(Decrease)	1,637,105	$ 23,001,108	(854,614)	$(37,029,750)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$538,235,662	$ 790,918,017	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Perkins Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

32	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

34	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

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Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	37

Perkins Small Cap Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	39

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

40	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	41

Perkins Small Cap Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

42	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	45

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Perkins Small Cap Value Fund

Notes

NotesPage1

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Perkins Small Cap Value Fund

Notes

NotesPage2

48	DECEMBER 31, 2015

Perkins Small Cap Value Fund

Notes

NotesPage3

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108550				125-24-93034 02-16

SEMIANNUAL REPORT December 31, 2015

Perkins Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Value Plus Income Fund

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT

The Fund seeks high-quality equity and fundamental fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities with the remainder in fixed income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approaches to fundamental, bottom-up investing.

Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2015, Perkins Value Plus Income Fund’s Class I Shares returned -2.45%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned -3.23%. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned -1.18%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.65% during the period.

MARKET ENVIRONMENT

A softer-than-expected global economy, particularly China and other emerging markets, led to continued U.S. dollar strength, commodity weakness, sharply lower oil prices and deteriorating credit markets during the period. Against this backdrop the United States saw decent employment gains which led to the Federal Reserve (Fed) raising interest rates off the zero bound for the first time since the great recession. These diverging macro trends and increased risk environment led to weakness in corporate earnings relative to expectations and to weakness in equity stock prices.

Fixed income markets continued to grapple with potential effects of diverging monetary policy and growth trajectories among major economies during the second half of the year. Volatility emanating from China as that country struggled with slowing growth contributed to delaying the Fed’s anticipated September rate hike. However, improving jobs data increased expectations of a December increase, which ultimately occurred. This sent the yield on the 2-year Treasury above 1%. The yield on the 10-year, however, dipped as inflation data remained muted.

Investment-grade corporate spreads widened in late summer but later retreated as the sell-off in risk assets subsided. High-yield credits, on the other hand, widened considerably throughout the period. The front end of the Treasury yield curve steepened, while low growth and inflation expectations caused the long end to slightly flatten over the period.

PERFORMANCE DISCUSSION

We were overweight in equities during the period.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings in industrials, energy and information technology weighed the most on relative performance. Our underweight allocation to energy slightly offset the sector’s relative underperformance. Stock selection in consumer staples, health care and consumer discretionary contributed to relative performance.

The fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index, driven by security selection in corporate credit. Credit sector detractors were led by midstream and independent energy. Security selection in banking and diversified manufacturing contributed.

In our joint management of the Fund, both Perkins and Janus investment teams are equally as concerned with absolute total returns as we are on relative returns, and therefore, are focused on the long term.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY DETRACTORS

The leading individual detractor was Plains GP Holdings LP, the publicly traded general partner of Plains All American Pipeline LP, a master limited partnership (MLP) that owns and operates crude oil and natural gas infrastructure assets in North America.  Plains GP Holdings LP shares were negatively impacted as concerns about a potential dividend cut and the company’s ability to access the capital markets to fund future growth in the midst of an industry wide sell off were the main catalysts for investors to rush for the exits.

Janus Investment Fund	1

Perkins Value Plus Income Fund (unaudited)

Furthermore, Plains management team issued unclear dividend and operating guidance in the second half of 2015 that further roiled investors.  We continue to analyze the market and company specific challenges that are upon the company and still hold shares as the current stock price imbeds a severe downside case and the reward-to-risk ratio remains compelling, in our view.

Another detractor was Anadarko Petroleum Corporation, a global independent oil and gas exploration and production company that owns reserves in some of the most prolific oil and gas basins around the globe. The shares traded down to year-to-date lows in the fourth quarter of 2015 as crude oil prices reached multi-year lows and weighed on the outlook for energy companies. Anadarko Petroleum’s shares also traded lower in the period after it was announced that they made a failed bid to acquire Apache Corporation in November. The macro environment remains challenging for oil and gas producers but we continue to hold Anadarko shares as we believe the company has a tier 1 asset base, strong execution track record and solid balance sheet that will help it endure the industry-wide downturn driven by low commodity prices.

EQUITY CONTRIBUTORS

The largest individual contributor was National Storage Affiliates Trust (NSA). National Storage Affiliates Trust is a real estate investment trust (REIT) that completed its initial public offering (IPO) in 2015 and owns and operates self-storage facilities in the United States utilizing a unique partnership and acquisition structure. The company operates with a strong balance sheet, generates solid free cash flow and pays a higher dividend yield than the self-storage peer group average. It also trades at a relative discount to net asset value (NAV) and Funds From Operations (FFO) multiple versus its self-storage peers. The self-storage property type in general has been an extremely attractive one over a full market cycle due to its strong growth throughout the economic recovery as well as its resilience during recessions. Limited new supply in the storage sector has provided additional pricing power for NSA. As a result of these positive attributes and continuing solid fundamentals, we have maintained a position in the company.

Microsoft also contributed as the company’s shares performed well after it reported solid quarterly results as revenue was better than expected, and its cloud-based products saw increased sales momentum. We view the recent results positively in light of the challenges the company faces in the consumer and PC end markets. While the company continues to invest in growth areas such as cloud-based applications, Microsoft also did a good job controlling costs as both gross and operating margins beat expectations. We maintained a position as we continue to like the large amount of highly-profitable and recurring revenue as well as what we believe to be a fortress-like balance sheet.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

The underperformance of the Fund’s fixed income sleeve was driven by security selection in both investment-grade and high-yield corporate credit. Within investment-grade credit, losses were concentrated in the lowest tier of credit ratings as investors grew more concerned about the continuation of shareholder-friendly activity that may lead to higher risk for fixed income investors. Spread carry, or the excess yield generated by the Fund’s securities, slightly offset the security selection.

Our yield curve positioning in Treasurys also detracted. The front-end of the Treasury yield curve steepened during the period as the market anticipated an eventual interest rate hike by the Fed. Treasury duration is a tool utilized to adjust the overall duration of the Portfolio in a liquid and cost-effective manner. We view our allocation to intermediate and longer-dated Treasurys as a buffer against volatility in risk assets while short-term Treasurys provide liquidity.

On a credit sector basis, our allocations to midstream and independent energy were the largest detractors from relative performance. During the period, energy prices, namely crude oil, experienced another leg down, with North American benchmark crude falling below $36 per barrel in intraday trading. One company that impacted Fund performance was Chesapeake Energy. While Chesapeake Energy, a major natural gas producer with some oil assets, has achieved productivity gains to help combat the weak price environment, we exited the position during the period.

Security selection within technology also weighed on performance; hard disk manufacturer Seagate Technology was an individual detractor from relative performance. We invested in Seagate due to its leading position in an industry that had undergone consolidation. We also liked its conservative balance sheet and potential for a ratings upgrade, which ultimately occurred. Recently, hard disk demand has softened due to weak personal computer growth in emerging markets and a strong U.S. dollar. The company also released a disappointing earnings report. Still, Seagate maintains a conservative

2	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

balance sheet and management aims to reduce leverage further. The company continues to generate solid free cash flow, and, in our view, has a sufficient equity cushion to protect bondholders.

Contributing most to performance on an asset class basis was the Fund’s out-of-index allocation to preferred credit. Another contributor to relative performance was our zero weighting to government-related entities. This was owing in part to the downgrade of benchmark component Petrobras, which occurred during the period.

On a credit sector basis, security selection within banking contributed to performance. The prospect of rising rates caused many to project that banks would soon be able to generate higher operating margins. On an issuer basis, banking and payment technology company Fidelity National Information Services was the leading contributor. We like the company’s solid business model, which can remain stable in a tepid economic environment. We believe that management has the opportunity to better penetrate its customer base and can use free-cash-flow to pay down debt.

Other relative credit sector contributors included security selection within diversified manufacturing and spread carry in brokerage, asset managers and exchanges.

OUTLOOK AND POSITIONING

The Russell 1000 Value Index posted its worst calendar year performance since 2008 as it declined 3.8% and several other broad market indices were down similar amounts. The S&P 500® Index was up slightly over 1% reflecting the strength of some large-cap growth stocks. The reasons for this broad weakness are many, of course, but a few big picture observations are worth noting: 1) After many years of strong growth, corporate profits have stalled with S&P 500 Index earnings in 2015 roughly flat as compared to 2014; 2) A remarkable period of falling and generally low interest rates may be ending (or changing), at least at the front end of the yield curve following the Federal Reserve’s (Fed) first hike in interest rates since 2006; 3) At roughly 18x 2015 estimated earnings per share, the S&P 500 Index is stretched from a valuation standpoint; and 4) Credit markets, particularly in high yield, have become choppy and have led to higher financing costs for a host of companies and industries. After many years of gains, the stock market has become riskier for market participants.

While many investors remain complacent with their portfolios, and in so doing take on risk which may come to hurt later, we suggest a different approach. The investment team at Perkins is especially focused on the relationship between earnings and valuation. We know in theory that the combination of missed earnings expectations and high starting valuations can result in substantial losses, and more recently we’ve seen countless examples of this dynamic unfolding in the market. As a result, we favor companies which we believe have durable competitive advantages selling into growing and/or stable end markets and which have managements actively pursuing “self-help” strategies such as cost containment. These companies are likely to have higher earnings on a two- to three-year timeframe, and thus have good appreciation potential. Paying reasonable, but not exorbitant, valuations for these stocks is an attractive opportunity in an otherwise challenging market environment. The volatility experienced in the fourth quarter of 2015 would seem to remain for the broader market heading into 2016 given continued concerns about economic growth – both globally and domestically, the fallout from the commodity price collapse, the possibility of miscommunication on the part of the Fed and increasing geopolitical risk. Our core focus on what we believe to be high-quality companies with less downside price risk becomes paramount in this type of environment. Additionally we look forward to volatility providing opportunities to purchase high-quality franchises at unusually attractive valuations.

On the fixed income side, we believe that many of the clouds that hung over markets in 2015 remain with us. As such, we consider it prudent to maintain a defensive stance within our portfolios. Yes, the Fed removed lingering uncertainty about whether it would raise interest rates, but the timing of future hikes is a matter of debate. It is our view that neither the economic growth nor the four 0.25% increases that the Fed projects such growth merits in 2016 will come to fruition.

While the change in nonfarm payrolls rebounded after subpar late-summer readings, and the unemployment rate, at 5%, is roughly what the Fed considers optimal, the other part of its dual mandate – inflation – remains frustratingly low. We expect the downward pressure exerted on year-over-year headline data will soon roll off, but more-resilient core data remains well below the central bank’s target of 2%.

Company developments, we believe, validate our view that we are in the later stages of the credit cycle. Shareholder-friendly activities continue and balance sheet strength has become more fleeting across a range of sectors, most

Janus Investment Fund	3

Perkins Value Plus Income Fund (unaudited)

notably energy. A chief concern is that much of the financial engineering that has occurred is aimed at compensating for lower revenue growth. With economic acceleration remaining elusive and rates still low, we expect management teams to continue to purchase growth, with these acquisitions often financed by debt issuance. We see less room for margin expansion, and with extended balance sheets, suboptimal results may be met with harsh market reaction.

Despite the Fed’s move away from its zero-interest-rate policy, fixed income markets are no less fraught with risks. The potential price dislocations associated with illiquid markets becomes more of a threat as stretched balance sheets and low growth may lead to earnings misses and investor redemptions. We believe that security avoidance will be a central driver of performance as the asymmetric risk of holding risky credits far outweighs the potential upside.

Thank you for your investment in Perkins Value Plus Income Fund.

4	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2015

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	National Storage Affiliates Trust	0.63%	Plains GP Holdings LP - Class A	-0.93%
	Microsoft Corp.	0.44%	Anadarko Petroleum Corp.	-0.75%
	PPL Corp.	0.37%	Tidewater, Inc.	-0.47%
	Teva Pharmaceutical Industries, Ltd. (ADR)	0.22%	QUALCOMM, Inc.	-0.34%
	Sysco Corp.	0.21%	Phibro Animal Health Corp. - Class A	-0.31%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.68%	7.83%	6.82%
	Health Care	0.41%	22.21%	11.81%
	Consumer Discretionary	0.35%	5.16%	5.32%
	Financials	0.22%	23.91%	30.17%
	Other**	0.21%	1.89%	0.00%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Value Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	-0.86%	11.41%	10.17%
	Energy	-0.76%	8.33%	13.17%
	Information Technology	-0.67%	11.18%	11.28%
	Telecommunication Services	-0.20%	2.92%	2.46%
	Utilities	-0.07%	4.87%	6.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	5

Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2015

5 Largest Equity Holdings - (% of Net Assets)
Wells Fargo & Co.
Commercial Banks	1.7%
Procter & Gamble Co.
Household Products	1.6%
Pfizer, Inc.
Pharmaceuticals	1.6%
JPMorgan Chase & Co.
Commercial Banks	1.5%
Citizens Financial Group, Inc.
Commercial Banks	1.5%
7.9%

Asset Allocation - (% of Net Assets)
Common Stocks	59.8%
Corporate Bonds	18.9%
U.S. Treasury Notes/Bonds	8.6%
Mortgage-Backed Securities	8.2%
Asset-Backed/Commercial Mortgage-Backed Securities	1.9%
Bank Loans and Mezzanine Loans	1.2%
Preferred Stocks	0.7%
Investment Companies	0.6%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2015	As of June 30, 2015

6	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2015					per the October 28, 2015 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-2.54%	-2.62%	6.83%	8.03%	1.43%	0.96%
Class A Shares at MOP	-8.17%	-8.18%	5.57%	6.86%
Class C Shares at NAV	-2.86%	-3.39%	6.11%	7.31%	2.18%	1.70%
Class C Shares at CDSC	-3.80%	-4.32%	6.11%	7.31%
Class D Shares(1)	-2.39%	-2.50%	6.98%	8.18%	1.33%	0.83%
Class I Shares	-2.45%	-2.45%	7.07%	8.28%	1.22%	0.73%
Class S Shares	-2.25%	-2.53%	6.72%	7.92%	1.64%	1.18%
Class T Shares	-2.31%	-2.47%	6.93%	8.13%	1.39%	0.93%
Russell 1000® Value Index	-3.23%	-3.83%	11.27%	13.05%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	3.25%	3.01%
Value Income Index	-1.18%	-1.44%	7.41%	8.16%
Morningstar Quartile - Class I Shares	-	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Moderate Allocation Funds	-	710/967	327/834	360/810

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2016.

Janus Investment Fund	7

Perkins Value Plus Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

8	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period (7/1/15 - 12/31/15)†	Net Annualized Expense Ratio (7/1/15 - 12/31/15)
Class A Shares	$1,000.00	$974.60	$4.72	$1,000.00	$1,020.36	$4.82	0.95%
Class C Shares	$1,000.00	$971.40	$8.13	$1,000.00	$1,016.89	$8.31	1.64%
Class D Shares	$1,000.00	$976.10	$4.17	$1,000.00	$1,020.91	$4.27	0.84%
Class I Shares	$1,000.00	$975.50	$3.87	$1,000.00	$1,021.22	$3.96	0.78%
Class S Shares	$1,000.00	$977.50	$2.83	$1,000.00	$1,022.27	$2.90	0.57%
Class T Shares	$1,000.00	$976.90	$3.28	$1,000.00	$1,021.82	$3.35	0.66%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.9%
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	$25,000	$25,410
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	25,655
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	146,689	145,850
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	35,632
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	48,441
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	64,000	62,720
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	75,947	68,118
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	16,000	15,390
GS Mortgage Securities Corp. II, 3.4350%, 12/10/27 (144A)‡	100,000	95,515
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	23,391
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	23,118
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	27,000	27,125
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	28,944
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	44,590
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	72,610	72,542
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9524%, 2/15/51‡	23,638	24,091
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.0805%, 1/15/27 (144A)‡	25,000	24,298
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.5805%, 2/15/27 (144A)‡	25,000	24,274
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	91,770	89,541
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $923,362)		904,645
Bank Loans and Mezzanine Loans – 1.2%
Communications – 0.2%
CCO Safari III LLC, 3.5000%, 1/24/23‡	48,000	47,900
Tribune Media Co., 3.7500%, 12/27/20‡	50,821	50,105
		98,005
Consumer Cyclical – 0%
Staples, Inc., 0%, 4/23/21(a),‡	18,000	17,767
Consumer Non-Cyclical – 0.2%
IMS Health, Inc., 3.5000%, 3/17/21‡	72,705	71,068
Technology – 0.8%
Avago Technologies Cayman Finance, Ltd., 0%, 11/11/22(a),‡	108,000	106,718
Avago Technologies Cayman, Ltd., 3.7500%, 5/6/21‡	272,213	271,307
		378,025
Total Bank Loans and Mezzanine Loans (cost $568,556)		564,865
Corporate Bonds – 18.9%
Banking – 2.4%
Ally Financial, Inc., 8.0000%, 12/31/18	10,000	10,950
Ally Financial, Inc., 4.1250%, 3/30/20	55,000	54,725
Ally Financial, Inc., 5.7500%, 11/20/25	15,000	15,188
American Express Co., 6.8000%, 9/1/66‡	67,000	67,503
Bank of America Corp., 5.7500%, 8/15/16	15,000	15,368
Bank of America Corp., 8.0000%µ	80,000	81,400
Citigroup, Inc., 4.4500%, 9/29/27	83,000	82,450
Citizens Financial Group, Inc., 4.3000%, 12/3/25	53,000	53,279
Discover Financial Services, 3.9500%, 11/6/24	21,000	20,701
Discover Financial Services, 3.7500%, 3/4/25	42,000	40,333
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	81,892
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	34,000	35,315
Goldman Sachs Group, Inc., 4.2500%, 10/21/25	46,000	45,648
Morgan Stanley, 4.8750%, 11/1/22	18,000	19,103
Morgan Stanley, 4.3500%, 9/8/26	16,000	16,052
Morgan Stanley, 5.5500%µ	52,000	52,000
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	36,000	38,680
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	245,000	248,223
SVB Financial Group, 5.3750%, 9/15/20	56,000	61,266
Synchrony Financial, 3.0000%, 8/15/19	61,000	60,915
Wells Fargo & Co., 5.8750%µ	20,000	21,050
Zions Bancorporation, 5.8000%µ	13,000	12,448
		1,134,489

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – 1.1%
Albemarle Corp., 4.1500%, 12/1/24	$77,000	$73,587
Albemarle Corp., 5.4500%, 12/1/44	59,000	57,063
Alcoa, Inc., 5.1250%, 10/1/24	58,000	52,780
Ashland, Inc., 3.8750%, 4/15/18	49,000	49,980
Ashland, Inc., 6.8750%, 5/15/43	40,000	38,000
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	90,861
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	45,453
LyondellBasell Industries NV, 4.6250%, 2/26/55	64,000	51,903
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	59,000	54,921
		514,548
Brokerage – 2.3%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	93,000	90,907
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	39,496
Charles Schwab Corp., 3.0000%, 3/10/25	36,000	35,407
Charles Schwab Corp., 7.0000%µ	45,000	51,075
E*TRADE Financial Corp., 5.3750%, 11/15/22	60,000	62,850
E*TRADE Financial Corp., 4.6250%, 9/15/23	78,000	79,267
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	45,000	45,124
Lazard Group LLC, 6.8500%, 6/15/17	2,000	2,129
Lazard Group LLC, 4.2500%, 11/14/20	60,000	62,147
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	90,000	93,600
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	60,000	50,591
Raymond James Financial, Inc., 5.6250%, 4/1/24	215,000	237,951
Stifel Financial Corp., 4.2500%, 7/18/24	62,000	61,600
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	49,000	48,537
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	108,000	109,292
		1,069,973
Capital Goods – 1.6%
Ball Corp., 4.3750%, 12/15/20	26,000	26,406
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	52,179
Exelis, Inc., 4.2500%, 10/1/16	61,000	62,094
Exelis, Inc., 5.5500%, 10/1/21	28,000	30,705
GE Capital Trust I, 6.3750%, 11/15/67‡	67,000	69,638
General Electric Capital Corp., 6.3750%, 11/15/67‡	5,000	5,222
General Electric Co., 4.0000%µ	123,000	123,000
General Electric Co., 4.1000%µ	118,000	117,705
Harris Corp., 3.8320%, 4/27/25	20,000	19,699
Harris Corp., 5.0540%, 4/27/45	30,000	29,375
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	43,000	42,202
Owens Corning, 4.2000%, 12/1/24	22,000	21,412
Vulcan Materials Co., 7.0000%, 6/15/18	29,000	32,190
Vulcan Materials Co., 7.5000%, 6/15/21	18,000	20,970
Vulcan Materials Co., 4.5000%, 4/1/25	88,000	87,120
		739,917
Communications – 0.6%
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	35,000	34,878
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	119,000	118,884
Nielsen Finance LLC / Nielsen Finance Co., 4.5000%, 10/1/20	40,000	40,600
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	50,000	50,591
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	61,987
		306,940
Consumer Cyclical – 1.8%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	59,000	59,148
Brinker International, Inc., 3.8750%, 5/15/23	68,000	65,579
CVS Health Corp., 2.8000%, 7/20/20	87,000	87,391
CVS Health Corp., 3.5000%, 7/20/22	47,000	47,825
CVS Health Corp., 4.7500%, 12/1/22 (144A)	22,000	23,573

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
CVS Health Corp., 5.0000%, 12/1/24 (144A)	$30,000	$32,455
CVS Health Corp., 3.8750%, 7/20/25	71,000	72,461
DR Horton, Inc., 4.7500%, 5/15/17	31,000	31,891
DR Horton, Inc., 3.7500%, 3/1/19	63,000	63,000
General Motors Co., 4.8750%, 10/2/23	188,000	192,260
General Motors Co., 4.0000%, 4/1/25	4,000	3,789
General Motors Financial Co., Inc., 3.1000%, 1/15/19	43,000	42,938
MDC Holdings, Inc., 5.5000%, 1/15/24	72,000	72,720
Toll Brothers Finance Corp., 4.0000%, 12/31/18	28,000	28,560
Toll Brothers Finance Corp., 4.3750%, 4/15/23	15,000	14,550
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.2500%, 5/30/23 (144A)	40,000	34,225
		872,365
Consumer Non-Cyclical – 1.7%
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	74,940
Actavis Funding SCS, 3.8000%, 3/15/25	68,000	67,653
Actavis Funding SCS, 4.5500%, 3/15/35	41,000	39,846
Becton Dickinson and Co., 1.8000%, 12/15/17	52,000	51,924
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	63,000	67,410
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	34,000	33,912
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	29,000	29,200
Laboratory Corp. of America Holdings, 3.2000%, 2/1/22	58,000	56,923
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	15,000	15,188
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	28,000	27,931
Tyson Foods, Inc., 6.6000%, 4/1/16	24,000	24,318
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	103,000	105,006
Zimmer Biomet Holdings, Inc., 2.7000%, 4/1/20	55,000	54,309
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	65,000	63,900
Zimmer Biomet Holdings, Inc., 3.5500%, 4/1/25	75,000	72,879
		785,339
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	45,000	47,138
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	46,000	46,184
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	67,000	73,093
		166,415
Energy – 1.8%
Chevron Corp., 1.3450%, 11/15/17	41,000	40,871
Cimarex Energy Co., 5.8750%, 5/1/22	104,000	99,579
Cimarex Energy Co., 4.3750%, 6/1/24	126,000	111,781
DCP Midstream Operating LP, 4.9500%, 4/1/22	32,000	26,189
DCP Midstream Operating LP, 5.6000%, 4/1/44	13,000	7,895
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	40,590
EnLink Midstream Partners LP, 4.4000%, 4/1/24	44,000	34,839
EnLink Midstream Partners LP, 5.6000%, 4/1/44	32,000	22,288
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	77,000	77,035
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	43,000	36,972
Kinder Morgan, Inc., 6.5000%, 9/15/20	5,000	4,978
Kinder Morgan, Inc., 7.7500%, 1/15/32	32,000	30,365
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	67,000	52,930
Oceaneering International, Inc., 4.6500%, 11/15/24	94,000	78,880
Phillips 66 Partners LP, 3.6050%, 2/15/25	16,000	13,764
Shell International Finance BV, 2.2500%, 11/10/20	80,000	78,823
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	56,183
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.1250%, 11/15/19	48,000	39,960
		853,922
Finance Companies – 0.5%
CIT Group, Inc., 4.2500%, 8/15/17	97,000	99,182
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	82,000	85,690
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	46,000	47,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Finance Companies – (continued)
International Lease Finance Corp., 8.7500%, 3/15/17	$18,000	$19,170
		251,307
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	102,000	104,584
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	70,000	67,550
		172,134
Industrial – 0.1%
Cintas Corp. No 2, 2.8500%, 6/1/16	31,000	31,122
Cintas Corp. No 2, 4.3000%, 6/1/21	34,000	35,893
		67,015
Insurance – 0.5%
ACE INA Holdings, Inc., 3.3500%, 5/3/26	50,000	49,847
CNO Financial Group, Inc., 4.5000%, 5/30/20	13,000	13,260
CNO Financial Group, Inc., 5.2500%, 5/30/25	43,000	43,753
Primerica, Inc., 4.7500%, 7/15/22	82,000	86,634
Voya Financial, Inc., 5.6500%, 5/15/53‡	63,000	62,055
		255,549
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	63,000	61,935
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	65,000	67,434
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	38,478
Retail Opportunity Investments Partnership LP, 5.0000%, 12/15/23	18,000	18,378
Retail Opportunity Investments Partnership LP, 4.0000%, 12/15/24	22,000	20,783
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,391
SL Green Realty Corp., 5.0000%, 8/15/18	130,000	136,409
		373,808
Technology – 2.6%
Autodesk, Inc., 3.6000%, 12/15/22	47,000	45,655
Cadence Design Systems, Inc., 4.3750%, 10/15/24	98,000	97,295
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	107,000	108,394
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	14,000	14,551
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	54,000	54,966
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	183,000	188,031
Molex Electronic Technologies LLC, 2.8780%, 4/15/20 (144A)	24,000	23,383
Seagate HDD Cayman, 4.7500%, 6/1/23	9,000	7,878
Seagate HDD Cayman, 4.7500%, 1/1/25	206,000	171,537
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	49,000	37,601
Seagate HDD Cayman, 5.7500%, 12/1/34 (144A)	63,000	44,086
Trimble Navigation, Ltd., 4.7500%, 12/1/24	107,000	106,317
Verisk Analytics, Inc., 4.8750%, 1/15/19	49,000	51,253
Verisk Analytics, Inc., 5.8000%, 5/1/21	97,000	107,487
Verisk Analytics, Inc., 4.0000%, 6/15/25	101,000	98,101
Verisk Analytics, Inc., 5.5000%, 6/15/45	54,000	51,557
		1,208,092
Transportation – 0.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 3/15/16 (144A)	13,000	13,022
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	52,000	52,322
Southwest Airlines Co., 5.1250%, 3/1/17	53,000	55,083
		120,427
Total Corporate Bonds (cost $9,005,529)		8,892,240
Mortgage-Backed Securities – 8.2%
Fannie Mae Pool:
5.5000%, 1/1/25	10,007	10,779
4.0000%, 6/1/29	10,376	11,094
5.0000%, 9/1/29	33,567	36,919
5.0000%, 1/1/30	12,039	13,241
5.5000%, 1/1/33	6,215	6,986
4.0000%, 4/1/34	23,077	24,867
6.0000%, 12/1/35	32,487	36,964

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
6.0000%, 2/1/37	$5,235	$6,018
6.0000%, 9/1/37	32,250	34,874
6.0000%, 10/1/38	30,300	34,257
7.0000%, 2/1/39	9,849	11,368
5.5000%, 12/1/39	27,534	30,703
5.5000%, 3/1/40	43,559	49,532
5.5000%, 4/1/40	113,372	126,480
4.5000%, 10/1/40	9,994	10,824
5.0000%, 2/1/41	93,850	104,177
5.5000%, 2/1/41	23,653	26,896
5.0000%, 4/1/41	19,709	21,685
5.0000%, 5/1/41	16,993	18,766
5.0000%, 7/1/41	42,543	47,188
5.0000%, 10/1/41	20,904	23,031
5.5000%, 12/1/41	35,589	39,898
4.0000%, 6/1/42	61,143	65,094
4.0000%, 8/1/42	25,666	27,325
4.0000%, 9/1/42	32,867	35,003
4.0000%, 11/1/42	47,850	50,937
4.0000%, 12/1/42	9,364	10,010
3.5000%, 2/1/43	124,145	128,263
4.0000%, 9/1/43	26,037	27,728
3.5000%, 1/1/44	136,785	142,281
3.5000%, 1/1/44	64,416	66,983
4.0000%, 2/1/44	67,368	71,730
3.5000%, 4/1/44	69,215	71,740
4.5000%, 5/1/44	157,953	174,187
4.0000%, 6/1/44	85,682	91,218
5.0000%, 7/1/44	50,068	56,287
4.0000%, 8/1/44	32,504	34,807
4.5000%, 8/1/44	69,147	76,254
4.5000%, 10/1/44	51,245	56,520
4.5000%, 10/1/44	27,438	30,173
3.5000%, 2/1/45	96,958	100,184
4.5000%, 3/1/45	50,524	55,569
4.5000%, 6/1/45	22,130	24,342
4.0000%, 9/1/45	161,567	172,081
		2,295,263
Freddie Mac Gold Pool:
5.0000%, 1/1/19	6,070	6,277
5.5000%, 8/1/19	5,059	5,240
5.0000%, 6/1/20	12,125	12,846
5.5000%, 12/1/28	26,310	29,062
3.5000%, 7/1/29	30,831	32,275
5.5000%, 10/1/36	21,953	24,599
6.0000%, 4/1/40	117,766	134,094
4.5000%, 1/1/41	28,800	31,303
5.0000%, 5/1/41	57,659	64,222
3.5000%, 2/1/44	37,684	38,935
4.5000%, 5/1/44	27,363	30,095
4.0000%, 8/1/44	10,680	11,399
4.5000%, 9/1/44	103,084	113,480
		533,827
Ginnie Mae I Pool:
5.1000%, 1/15/32	41,735	47,311
4.9000%, 10/15/34	49,706	54,798
5.5000%, 9/15/35	6,517	7,503
5.5000%, 8/15/39	101,332	115,192
5.0000%, 10/15/39	19,457	21,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 11/15/39	$32,479	$35,960
5.0000%, 1/15/40	9,756	10,790
5.0000%, 5/15/40	11,855	13,213
5.0000%, 7/15/40	35,566	39,378
5.0000%, 7/15/40	4,390	4,859
5.0000%, 2/15/41	35,265	39,035
5.0000%, 5/15/41	13,232	14,851
4.5000%, 7/15/41	37,491	40,495
4.5000%, 7/15/41	9,011	9,827
4.5000%, 8/15/41	93,826	103,392
5.0000%, 9/15/41	10,604	11,744
4.5000%, 5/15/44	21,449	23,403
		593,336
Ginnie Mae II Pool:
6.0000%, 11/20/34	18,923	21,171
5.5000%, 11/20/37	20,974	23,222
6.0000%, 1/20/39	9,385	10,494
4.5000%, 10/20/41	51,576	55,501
6.0000%, 10/20/41	3,555	4,030
6.0000%, 12/20/41	11,345	12,816
6.0000%, 1/20/42	11,554	13,087
6.0000%, 2/20/42	11,826	13,390
6.0000%, 3/20/42	6,247	7,076
6.0000%, 4/20/42	18,645	21,114
3.5000%, 5/20/42	20,060	21,034
6.0000%, 5/20/42	13,901	15,545
5.5000%, 7/20/42	41,443	45,679
6.0000%, 7/20/42	9,718	10,983
6.0000%, 8/20/42	10,857	12,296
6.0000%, 9/20/42	13,139	14,883
6.0000%, 11/20/42	9,471	10,670
6.0000%, 2/20/43	12,557	14,196
4.0000%, 11/20/45	82,382	89,088
		416,275
Total Mortgage-Backed Securities (cost $3,822,233)		3,838,701
U.S. Treasury Notes/Bonds – 8.6%
1.3750%, 7/31/18	82,000	82,314
1.5000%, 8/31/18	192,000	193,275
1.0000%, 9/15/18	424,000	420,986
1.3750%, 9/30/18	104,000	104,325
0.8750%, 10/15/18	396,000	391,638
1.6250%, 7/31/19	33,000	33,115
1.7500%, 9/30/19	7,000	7,047
1.5000%, 10/31/19	165,000	164,484
1.5000%, 11/30/19	261,000	259,960
1.6250%, 12/31/19	23,000	23,001
1.3750%, 9/30/20	309,000	303,665
2.7500%, 11/15/23†	331,000	345,443
2.2500%, 11/15/24	427,000	426,783
2.0000%, 8/15/25	166,000	161,856
2.2500%, 11/15/25	253,000	252,437
3.7500%, 11/15/43	282,000	324,807
3.6250%, 2/15/44	102,000	114,742
3.3750%, 5/15/44	45,000	48,294
2.5000%, 2/15/45	36,000	32,300
3.0000%, 11/15/45	364,000	362,905
Total U.S. Treasury Notes/Bonds (cost $3,993,264)		4,053,377

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – 59.8%
Aerospace & Defense – 1.5%
Cobham PLC	78,500	$327,686
United Technologies Corp.	3,800	365,066
		692,752
Beverages – 0.6%
PepsiCo, Inc.†	3,000	299,760
Biotechnology – 1.7%
AbbVie, Inc.	5,100	302,124
Baxalta, Inc.	4,500	175,635
Gilead Sciences, Inc.	3,300	333,927
		811,686
Capital Markets – 0.8%
Greenhill & Co., Inc.	7,400	211,714
T Rowe Price Group, Inc.	2,100	150,129
		361,843
Commercial Banks – 9.0%
Boston Private Financial Holdings, Inc.	25,100	284,634
Citigroup, Inc.	12,600	652,050
Citizens Financial Group, Inc.	26,193	685,995
Comerica, Inc.	6,200	259,346
Fifth Third Bancorp	22,300	448,230
JPMorgan Chase & Co.	10,900	719,727
Umpqua Holdings Corp.	25,300	402,270
Wells Fargo & Co.	14,800	804,899
		4,257,151
Commercial Services & Supplies – 1.1%
G4S PLC	60,500	201,093
Republic Services, Inc.	4,100	180,359
Tyco International PLC	4,100	130,749
		512,201
Communications Equipment – 1.4%
Cisco Systems, Inc.	5,900	160,214
QUALCOMM, Inc.	10,200	509,847
		670,061
Consumer Finance – 0.6%
American Express Co.	4,000	278,200
Diversified Telecommunication Services – 1.2%
Telenor ASA	6,700	112,290
Verizon Communications, Inc.	9,500	439,090
		551,380
Electric Utilities – 2.1%
Pinnacle West Capital Corp.	6,300	406,224
PPL Corp.	17,500	597,275
		1,003,499
Electrical Equipment – 0.9%
Emerson Electric Co.	8,500	406,555
Energy Equipment & Services – 1.4%
Oceaneering International, Inc.	5,500	206,360
Schlumberger, Ltd. (U.S. Shares)†	4,500	313,875
Tidewater, Inc.	19,000	132,240
		652,475
Food & Staples Retailing – 1.1%
Sysco Corp.	6,400	262,400
Weis Markets, Inc.	6,200	274,660
		537,060
Food Products – 0.7%
Nestle SA	2,200	163,797
Orkla ASA	19,300	152,898
		316,695

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 1.8%
Medtronic PLC†	5,416	$416,599
Meridian Bioscience, Inc.	14,200	291,384
Stryker Corp.	1,600	148,704
		856,687
Health Care Providers & Services – 3.1%
Landauer, Inc.	10,600	348,952
Owens & Minor, Inc.	6,000	215,880
Patterson Cos., Inc.	10,900	492,789
Quest Diagnostics, Inc.	5,900	419,726
		1,477,347
Household Durables – 0.8%
Garmin, Ltd.	5,500	204,435
MDC Holdings, Inc.	7,500	191,475
		395,910
Household Products – 1.6%
Procter & Gamble Co.	9,700	770,277
Independent Power and Renewable Electricity Producers – 0.7%
NRG Yield, Inc. - Class C	23,100	340,956
Industrial Conglomerates – 0.4%
Raven Industries, Inc.	12,700	198,120
Insurance – 0.6%
Arthur J Gallagher & Co.	6,900	282,486
Leisure Products – 0.8%
Mattel, Inc.	14,400	391,248
Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.	7,700	321,937
Machinery – 0.7%
Pfeiffer Vacuum Technology AG	1,200	121,982
Timken Co.	6,500	185,835
		307,817
Media – 1.1%
Omnicom Group, Inc.†	5,000	378,300
UBM PLC	19,240	149,313
		527,613
Metals & Mining – 0.4%
Compass Minerals International, Inc.	2,800	210,756
Multiline Retail – 0.4%
Kohl's Corp.	4,000	190,520
Multi-Utilities – 0.7%
Alliant Energy Corp.	5,200	324,740
Oil, Gas & Consumable Fuels – 3.4%
Anadarko Petroleum Corp.	8,200	398,356
BP PLC (ADR)	8,300	259,458
Occidental Petroleum Corp.	5,300	358,333
Plains GP Holdings LP - Class A	25,600	241,920
Royal Dutch Shell PLC (ADR)	7,000	320,530
		1,578,597
Pharmaceuticals – 6.5%
Johnson & Johnson†	3,900	400,608
Merck & Co., Inc.	7,000	369,740
Novartis AG (ADR)	4,400	378,576
Pfizer, Inc.	23,400	755,352
Phibro Animal Health Corp. - Class A	11,000	331,430
Teva Pharmaceutical Industries, Ltd. (ADR)	8,000	525,120
Zoetis, Inc.	6,300	301,896
		3,062,722
Real Estate Investment Trusts (REITs) – 3.8%
Lamar Advertising Co. - Class A	10,400	623,792
LaSalle Hotel Properties	3,200	80,512

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
National Storage Affiliates Trust	29,600	$507,048
Post Properties, Inc.	4,600	272,136
Weyerhaeuser Co.	10,200	305,796
		1,789,284
Road & Rail – 1.4%
CSX Corp.	14,400	373,680
Union Pacific Corp.	3,500	273,700
		647,380
Semiconductor & Semiconductor Equipment – 1.6%
Analog Devices, Inc.	3,100	171,492
Microchip Technology, Inc.	5,500	255,970
NVE Corp.	5,600	314,608
		742,070
Software – 2.6%
Microsoft Corp.†	11,000	610,280
Oracle Corp.†	16,500	602,745
		1,213,025
Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.	3,000	315,780
NetApp, Inc.	7,500	198,975
		514,755
Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	4,800	157,104
Ralph Lauren Corp.	1,100	122,628
		279,732
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	120,133
Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (ADR)	8,800	283,888
Total Common Stocks (cost $27,217,690)		28,179,318
Preferred Stocks – 0.7%
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	1,925	53,419
Morgan Stanley, 7.1250%	2,150	61,490
		114,909
Commercial Banks – 0.3%
Citigroup Capital XIII, 6.6919%	2,075	53,929
Wells Fargo & Co., 6.6250%	2,375	68,234
		122,163
Consumer Finance – 0.2%
Discover Financial Services, 6.5000%	2,850	75,439
Diversified Financial Services – 0%
General Electric Capital Corp., 4.7000%	224	5,705
Real Estate Investment Trusts (REITs) – 0%
Morgan Stanley Capital Trust III, 6.2500%	400	10,192
Morgan Stanley Capital Trust IV, 6.2500%	64	1,624
Morgan Stanley Capital Trust V, 5.7500%	45	1,133
Morgan Stanley Capital Trust VIII, 6.4500%	120	3,037
		15,986
Total Preferred Stocks (cost $311,393)		334,202
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.3105%ºº,£ (cost $277,612)	277,612	277,612
Total Investments (total cost $46,119,639) – 99.9%		47,044,960
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		40,880
Net Assets – 100%		$47,085,840

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$42,876,623	91.1%
United Kingdom	2,130,268	4.5
Switzerland	542,373	1.2
Israel	525,120	1.1
Singapore	378,025	0.8
Norway	265,188	0.6
Germany	189,392	0.4
Netherlands	78,823	0.2
Canada	59,148	0.1

Total	$47,044,960	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Credit Suisse International:
British Pound	2/4/16	329,000	$484,980	$3,388
Israeli Shekel	2/4/16	1,535,000	394,893	(1,273)
Norwegian Krone	2/4/16	1,784,000	201,555	741
Swiss Franc	2/4/16	401,900	402,009	4,443

			1,483,437	7,299

HSBC Securities (USA), Inc.:
British Pound	1/21/16	514,000	757,664	20,710
Euro	1/21/16	85,500	92,944	615

			850,608	21,325

Total			$2,334,045	$28,624

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Johnson & Johnson	5	$110.00	1/16	$108	$99	$(9)
Medtronic PLC	7	82.50	1/16	89	82	(7)
Microsoft Corp.	10	60.00	1/16	147	115	(32)
Omnicom Group, Inc.	8	80.00	1/16	238	146	(92)
PepsiCo, Inc.	6	105.00	1/16	118	112	(6)
Total	36			$700	$554	$(146)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.
Value Income Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2015 is $1,958,201, which represents 4.2% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2015, is $851,728.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2015.

ºº	Rate shown is the 7-day yield as of December 31, 2015.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2015. Unless otherwise indicated, all information in the table is for the period ended December 31, 2015.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 12/31/15	Dividend Income	Value at 12/31/15
Janus Cash Liquidity Fund LLC	395,199	8,397,413	(8,515,000)	277,612	$ 473	$ 277,612

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2015)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$69,393	$68,118	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2015. The issuer incurs all registration costs.

20	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of December 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 904,645	$ -
Bank Loans and Mezzanine Loans	-	564,865	-
Corporate Bonds	-	8,892,240	-
Mortgage-Backed Securities	-	3,838,701	-
U.S. Treasury Notes/Bonds	-	4,053,377	-
Common Stocks	28,179,318	-	-
Preferred Stocks	-	334,202	-
Investment Companies	-	277,612	-
Total Investments in Securities	$ 28,179,318	$ 18,865,642	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 29,897	$ -
Total Assets	$ 28,179,318	$ 18,895,539	$ -
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,273	$ -
Options Written, at Value	-	146	-
Total Liabilities	$ -	$ 1,419	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	21

Perkins Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$46,119,639
Unaffiliated investments, at value	$46,767,348
Affiliated investments, at value	277,612
Cash	29,250
Forward currency contracts	29,897
Closed foreign currency contracts	12,900
Non-interested Trustees' deferred compensation	953
Receivables:
Interest	138,181
Dividends	46,826
Fund shares sold	7,415
Foreign tax reclaims	6,491
Dividends from affiliates	115
Other assets	495
Total Assets	47,317,483
Liabilities:
Closed foreign currency contracts	17,451
Options written, at value(1)	146
Forward currency contracts	1,273
Payables:	—
Investments purchased	124,830
Professional fees	21,372
Advisory fees	17,805
Accounting systems fees	10,462
Transfer agent fees and expenses	8,104
12b-1 Distribution and shareholder servicing fees	7,793
Registration fees	7,465
Fund shares repurchased	3,255
Dividends	3,246
Custodian fees	1,111
Non-interested Trustees' deferred compensation fees	953
Fund administration fees	419
Non-interested Trustees' fees and expenses	285
Accrued expenses and other payables	5,673
Total Liabilities	231,643
Net Assets	$47,085,840

See Notes to Financial Statements.

22	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$45,843,506
Undistributed net investment income/(loss)	(698)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	289,187
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	953,845
Total Net Assets	$47,085,840
Net Assets - Class A Shares	$5,953,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	561,526
Net Asset Value Per Share(2)	$10.60
Maximum Offering Price Per Share(3)	$11.25
Net Assets - Class C Shares	$6,431,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	605,298
Net Asset Value Per Share(2)	$10.62
Net Assets - Class D Shares	$26,291,629
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,479,008
Net Asset Value Per Share	$10.61
Net Assets - Class I Shares	$3,747,631
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	353,054
Net Asset Value Per Share	$10.61
Net Assets - Class S Shares	$2,015,217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	189,959
Net Asset Value Per Share	$10.61
Net Assets - Class T Shares	$2,646,121
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	249,434
Net Asset Value Per Share	$10.61

(1) Premiums received $700. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	23

Perkins Value Plus Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2015

Investment Income:
Dividends	$440,440
Interest	323,803
Dividends from affiliates	473
Other income	906
Foreign tax withheld	(3,452)
Total Investment Income	762,170
Expenses:
Advisory fees	150,843
12b-1Distribution and shareholder servicing fees:
Class A Shares	7,752
Class C Shares	30,596
Class S Shares	2,598
Transfer agent administrative fees and expenses:
Class D Shares	16,908
Class S Shares	2,598
Class T Shares	3,946
Transfer agent networking and omnibus fees:
Class C Shares	610
Class I Shares	1,611
Other transfer agent fees and expenses:
Class A Shares	272
Class C Shares	369
Class D Shares	3,806
Class I Shares	92
Class S Shares	19
Class T Shares	53
Registration fees	25,143
Professional fees	24,771
Accounting systems fee	23,202
Shareholder reports expense	11,835
Custodian fees	4,794
Fund administration fees	2,389
Non-interested Trustees’ fees and expenses	517
Other expenses	540
Total Expenses	315,264
Less: Excess Expense Reimbursement	(84,043)
Net Expenses	231,221
Net Investment Income/(Loss)	530,949
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	880,390
Written options contracts	12,272
Total Net Realized Gain/(Loss) on Investments	892,662
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,677,391)
Written options contracts	(989)
Total Change in Unrealized Net Appreciation/Depreciation	(2,678,380)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,254,769)

See Notes to Financial Statements.

24	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Statements of Changes in Net Assets (unaudited)

	Period ended December 31, 2015	Year ended June 30, 2015
Operations:
Net investment income/(loss)	$530,949	$993,947
Net realized gain/(loss) on investments	892,662	2,901,808
Change in unrealized net appreciation/depreciation	(2,678,380)	(2,955,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,254,769)	940,172
Dividends and Distributions to Shareholders:
Class A Shares	(64,886)	(161,953)
Class C Shares	(48,135)	(118,210)
Class D Shares	(307,897)	(760,888)
Class I Shares	(44,004)	(126,968)
Class S Shares	(25,823)	(52,103)
Class T Shares	(36,650)	(108,167)
Total Dividends from Net Investment Income	(527,395)	(1,328,289)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(140,455)	(531,013)
Class C Shares	(147,738)	(551,851)
Class D Shares	(624,548)	(2,296,570)
Class I Shares	(87,785)	(312,655)
Class S Shares	(47,215)	(163,955)
Class T Shares	(62,493)	(344,279)
Total Distributions from Net Realized Gain from Investment Transactions	(1,110,234)	(4,200,323)
Net Decrease from Dividends and Distributions to Shareholders	(1,637,629)	(5,528,612)
Capital Share Transactions:
Class A Shares	99,517	150,005
Class C Shares	(210,780)	1,084,128
Class D Shares	(1,245,750)	(1,448,525)
Class I Shares	7,951	(6,438,862)
Class S Shares	73,101	(2,782,668)
Class T Shares	(848,194)	(4,951,294)
Net Increase/(Decrease) from Capital Share Transactions	(2,124,155)	(14,387,216)
Net Increase/(Decrease) in Net Assets	(5,016,553)	(18,975,656)
Net Assets:
Beginning of period	52,102,393	71,078,049
End of period	$47,085,840	$52,102,393

Undistributed Net Investment Income/(Loss)	$(698)	$(4,252)

See Notes to Financial Statements.

Janus Investment Fund	25

Perkins Value Plus Income Fund (unaudited)

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014		2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.68		$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.22(2)	0.23(2)		0.30	0.31	0.29
Net realized and unrealized gain/(loss)	(0.40)	0.05	1.29		1.07	0.10	1.14
Total from Investment Operations	(0.28)	0.27	1.52		1.37	0.41	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.29)	(0.30)		(0.29)	(0.33)	(0.24)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)		(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.38)	(1.27)	(0.94)		(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$10.60	$11.26	$12.26		$11.68	$10.86	$11.15
Total Return*	(2.54)%	2.25%	13.61%		12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$5,954	$6,213	$6,603		$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$6,079	$6,599	$6,341		$5,545	$4,848	$3,951
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.43%	1.35%		1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.97%	1.01%		1.01%	1.02%	0.94%
Ratio of Net Investment Income/(Loss)	2.13%	1.84%	1.94%		2.39%	2.83%	3.05%
Portfolio Turnover Rate	33%	89%	95%		97%	100%	85%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.28	$12.29	$11.71	$10.89	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.13(2)	0.15(2)	0.21	0.27	0.22
Net realized and unrealized gain/(loss)	(0.40)	0.04	1.28	1.08	0.09	1.14
Total from Investment Operations	(0.32)	0.17	1.43	1.29	0.36	1.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.20)	(0.21)	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.34)	(1.18)	(0.85)	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$10.62	$11.28	$12.29	$11.71	$10.89	$11.15
Total Return*	(2.86)%	1.41%	12.78%	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$6,431	$7,029	$6,519	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$6,603	$6,880	$6,035	$5,223	$4,453	$3,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.91%	2.18%	2.04%	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.72%	1.72%	1.76%	1.38%	1.69%
Ratio of Net Investment Income/(Loss)	1.43%	1.09%	1.23%	1.64%	2.48%	2.27%
Portfolio Turnover Rate	33%	89%	95%	97%	100%	85%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 30, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.23(2)	0.25(2)	0.31	0.32	0.29
Net realized and unrealized gain/(loss)	(0.39)	0.06	1.28	1.08	0.10	1.16
Total from Investment Operations	(0.27)	0.29	1.53	1.39	0.42	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.31)	(0.32)	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.38)	(1.29)	(0.96)	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$10.61	$11.26	$12.26	$11.69	$10.86	$11.15
Total Return*	(2.39)%	2.39%	13.68%	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$26,292	$29,170	$33,071	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$27,596	$29,440	$27,575	$22,457	$16,050	$7,656
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.33%	1.15%	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.85%	0.91%	0.91%	0.79%
Ratio of Net Investment Income/(Loss)	2.24%	1.97%	2.10%	2.50%	2.97%	3.33%
Portfolio Turnover Rate	33%	89%	95%	97%	100%	85%

Class I Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.27	$12.28	$11.70	$10.87	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.24(2)	0.27(2)	0.33	0.33	0.30
Net realized and unrealized gain/(loss)	(0.40)	0.05	1.28	1.07	0.11	1.15
Total from Investment Operations	(0.27)	0.29	1.55	1.40	0.44	1.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.32)	(0.33)	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.39)	(1.30)	(0.97)	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$10.61	$11.27	$12.28	$11.70	$10.87	$11.15
Total Return*	(2.45)%	2.39%	13.92%	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$3,748	$3,965	$10,794	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$3,828	$4,859	$9,694	$9,764	$8,365	$6,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.22%	1.02%	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.74%	0.71%	0.76%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	2.30%	2.00%	2.23%	2.63%	3.09%	3.27%
Portfolio Turnover Rate	33%	89%	95%	97%	100%	85%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 30, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Perkins Value Plus Income Fund (unaudited)

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.26	$12.26	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.19(2)	0.22(2)	0.28	0.29	0.27
Net realized and unrealized gain/(loss)	(0.39)	0.05	1.28	1.08	0.09	1.14
Total from Investment Operations	(0.25)	0.24	1.50	1.36	0.38	1.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.26)	(0.29)	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.40)	(1.24)	(0.93)	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$10.61	$11.26	$12.26	$11.69	$10.86	$11.15
Total Return*	(2.25)%	2.00%	13.42%	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$2,015	$2,063	$5,054	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$2,034	$2,428	$4,725	$4,258	$3,784	$3,596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.64%	1.50%	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	1.18%	1.09%	1.15%	1.21%	1.20%
Ratio of Net Investment Income/(Loss)	2.52%	1.57%	1.87%	2.25%	2.64%	2.75%
Portfolio Turnover Rate	33%	89%	95%	97%	100%	85%

Class T Shares
For a share outstanding during the period ended December 31, 2015 (unaudited) and each year or period ended June 30	2015	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$11.26	$12.27	$11.69	$10.86	$11.15	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.22(2)	0.25(2)	0.31	0.32	0.29
Net realized and unrealized gain/(loss)	(0.40)	0.04	1.28	1.08	0.09	1.14
Total from Investment Operations	(0.26)	0.26	1.53	1.39	0.41	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.29)	(0.31)	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)	(0.04)
Total Dividends and Distributions	(0.39)	(1.27)	(0.95)	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$10.61	$11.26	$12.27	$11.69	$10.86	$11.15
Total Return*	(2.31)%	2.18%	13.75%	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$2,646	$3,662	$9,037	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$3,096	$4,490	$6,739	$5,470	$4,702	$4,002
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.39%	1.25%	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.93%	0.87%	0.92%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	2.44%	1.82%	2.08%	2.48%	2.87%	3.08%
Portfolio Turnover Rate	33%	89%	95%	97%	100%	85%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 30, 2010 (inception date) through June 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

Janus Investment Fund	29

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes

30	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

Janus Investment Fund	31

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

32	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $2,729,838.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market.

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Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2015, the average ending monthly market value amounts on written call options is $1,827.

Written option activity for the period ended December 31, 2015 is indicated in the table below:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	75	$2,437
Options written	612	14,877
Options closed	(81)	(2,739)
Options expired	(549)	(13,342)
Options exercised	(21)	(533)
Options outstanding at December 31, 2015	36	$700

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2015.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2015

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$29,897	$-	$29,897

Liability Derivatives:
Forward currency contracts	$1,273	$-	$1,273
Options written, at value	-	146	146
Total Liability Derivatives	$1,273	$146	$1,419

34	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2015.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$149,766	$-	$149,766
Written options contracts	-	12,272	12,272
Total	$149,766	$12,272	$162,038

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$24,018	$-	$24,018
Written options contracts	-	(989)	(989)
Total	$24,018	$(989)	$23,029

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2015.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in

36	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

Janus Investment Fund	37

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 8,572	$ (1,273)	$ -	$ 7,299
HSBC Securities (USA), Inc.	21,325	-	-	21,325
Total	$ 29,897	$ (1,273)	$ -	$ 28,624
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 1,273	$ (1,273)	$ -	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

38	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68%. Janus Capital has agreed to continue the waiver until at least November 1, 2016. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

Janus Investment Fund	39

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

40	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $296,867 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2015. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $151,400 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2015, Janus Distributors retained upfront sales charges of $73.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2015, redeeming shareholders of Class C Shares paid CDSCs of $24.

Janus Investment Fund	41

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

As of December 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	85%	11%
Class C Shares	76	10
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	4
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2015, the Fund engaged in cross trades amounting to $28,614 in sales, resulting in a net realized gain of $607. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 46,169,084	$ 3,356,454	$ (2,480,578)	$ 875,876

42	DECEMBER 31, 2015

Perkins Value Plus Income Fund (unaudited)

Notes to Financial Statements

6. Capital Share Transactions

	Period ended December 31, 2015		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	9,934	$ 108,727	18,244	$ 217,355
Reinvested dividends and distributions	18,871	200,941	58,947	677,871
Shares repurchased	(19,206)	(210,151)	(63,770)	(745,221)
Net Increase/(Decrease)	9,599	$ 99,517	13,421	$ 150,005
Class C Shares:
Shares sold	14,602	$ 157,170	58,864	$ 701,707
Reinvested dividends and distributions	18,286	194,501	57,636	662,920
Shares repurchased	(50,697)	(562,451)	(24,043)	(280,499)
Net Increase/(Decrease)	(17,809)	$ (210,780)	92,457	$ 1,084,128
Class D Shares:
Shares sold	83,832	$ 924,566	483,475	$ 5,690,369
Reinvested dividends and distributions	83,151	886,086	250,209	2,878,829
Shares repurchased	(278,600)	(3,056,339)	(839,441)	(10,017,723)
Net Increase/(Decrease)	(111,617)	$(1,245,687)	(105,757)	$(1,448,525)
Class I Shares:
Shares sold	3,713	$ 40,700	51,889	$ 610,018
Reinvested dividends and distributions	12,076	128,809	37,245	429,950
Shares repurchased	(14,613)	(161,558)	(616,535)	(7,478,830)
Net Increase/(Decrease)	1,176	$ 7,951	(527,401)	$(6,438,862)
Class S Shares:
Shares sold	-	$ -	105	$ 1,274
Reinvested dividends and distributions	6,849	73,038	18,757	216,058
Shares repurchased	-	-	(247,934)	(3,000,000)
Net Increase/(Decrease)	6,849	$ 73,038	(229,072)	$(2,782,668)
Class T Shares:
Shares sold	15,018	$ 165,991	148,684	$ 1,751,708
Reinvested dividends and distributions	9,227	98,536	39,064	450,023
Shares repurchased	(99,886)	(1,112,721)	(599,295)	(7,153,025)
Net Increase/(Decrease)	(75,641)	$ (848,194)	(411,547)	$(4,951,294)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,594,030	$ 10,149,927	$ 5,215,067	$ 7,960,245

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Perkins Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/ proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

44	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	45

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

46	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	47

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

48	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	49

Perkins Value Plus Income Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

50	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	51

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

52	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	53

Perkins Value Plus Income Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

54	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	55

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

56	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	57

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Notes

NotesPage1

Janus Investment Fund	59

Perkins Value Plus Income Fund

Notes

NotesPage2

60	DECEMBER 31, 2015

Perkins Value Plus Income Fund

Notes

NotesPage3

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0216-108438				125-24-93035 02-16

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the

Reports to Shareholders included under Item 1 of this Form

N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal

Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940, as amended) within 90 days

of this filing and have concluded that the Registrant's

disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the

Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of

Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal

Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940,

as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer

and Principal Financial Officer, as required by Rule 30a-2(b)

under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,

and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen,

President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,

and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen,

President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 4, 2016

By: _/s/ Jesper Nergaard________

Jesper Nergaard,

Vice President, Chief Financial Officer, Treasurer and Principal

Accounting Officer of Janus Investment Fund (Principal Accounting

Officer and Principal Financial Officer)

Date: March 4, 2016

Item 12(a)(2) Exhibits.

Section 302 Certifications

I, Bruce Koepfgen, certify that:

1. I have reviewed this report on Form N-CSR of Janus Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment

Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 4, 2016

/s/ Bruce Koepfgen

Bruce Koepfgen,

President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Section 302 Certifications

I, Jesper Nergaard, certify that:

1. I have reviewed this report on Form N-CSR of Janus Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment

Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 4, 2016

/s/ Jesper Nergaard

Jesper Nergaard,

Vice President, Chief Financial Officer, Treasurer and Principal Accounting

Officer of Janus Investment Fund (Principal Accounting Officer and Principal

Financial Officer)

Section 906 Certification

The following certification is provided by the undersigned Principal Executive

Officer and Principal Financial Officer of Registrant on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of

2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

Certification

In connection with the Semiannual Report of Janus Investment Fund (the

"Registrant") on Form N-CSR for the period ended December 30, 2015, as filed with the Securities and Exchange Commission on February 29, 2016 (the "Report"),

we, Bruce Koepfgen, Principal Executive Officer of the Registrant, and Jesper

Nergaard, Principal Accounting Officer and Principal Financial Officer of the

Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b)

under the Investment Company Act of 1940, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d)

of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Registrant.

/s/ Bruce Koepfgen

Bruce Koepfgen,

President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

/s/ Jesper Nergaard

Jesper Nergaard,

Vice President, Chief Financial Officer, Treasurer and Principal Accounting

Officer of Janus Investment Fund (Principal Accounting Officer and Principal

Financial Officer)

March 4, 2016

This certification is being furnished to the Commission solely pursuant to the requirements of Form N-CSR and is not being "filed" as part of this report.

A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

[Janus letterhead]

March 4, 2016

EDGAR Operations Branch

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549-0505

RE: JANUS INVESTMENT FUND N-CSR FILING

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Core Fund

INTECH U.S. Managed Volatility Fund

Janus Adaptive Global Allocation Fund

Janus Diversified Alternatives Fund

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Moderate

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus Flexible Bond Fund

Janus Global Bond Fund

Janus High-Yield Fund

Janus Money Market Fund

Janus Multi-Sector Fund

Janus Real Return Fund

Janus Short-Term Bond Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

(collectively, the "Funds")

1933 Act File No. 2-34393

1940 Act File No. 811-1879

Dear Sir or Madam:

Pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended,

and Rule 30b2-1 (a) thereunder, and Section 13(a) or 15(d) of the Securities

Exchange Act of 1934, as amended, the Funds' Semiannual Reports dated December 31,

2015, are hereby electronically transmitted.

If you have any questions regarding this filing, please call me at (303)

394-7624.

Sincerely,

/s/ Jesper Nergaard

Jesper Nergaard

Vice President, Chief Financial Officer, Treasurer and Principal Accounting

Officer of Janus Investment Fund (Principal Accounting Officer and Principal

Financial Officer)